Exhibit 10.1
(Confidential Portions Omitted)
CREDIT AGREEMENT
by and among
SKECHERS U.S.A., INC.
and
EACH OF ITS SUBSIDIARIES THAT ARE SIGNATORIES HERETO
as Borrowers,
THE LENDERS THAT ARE SIGNATORIES HERETO
as the Lenders,
WELLS FARGO FOOTHILL, LLC
as a Joint Lead Arranger and Administrative Agent,
BANK OF AMERICA, N.A.
as Syndication Agent,
and
BANC OF AMERICA SECURITIES LLC
as a Joint Lead Arranger
Dated as of June 30, 2009
CREDIT AGREEMENT
          THIS CREDIT AGREEMENT (this “Agreement”), is entered into as of June 30, 2009, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent and each other Subsidiary that becomes a party hereto after the date hereof in accordance with the terms hereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), BANK OF AMERICA, N.A. (“BOA”), as syndication agent, and BANC OF AMERICA SECURITIES LLC (“BOAS”), as a joint lead arranger.
          The parties agree as follows:
1. DEFINITIONS AND CONSTRUCTION.
     1.1 Definitions. Capitalized terms used in this Agreement shall have the meanings specified therefor on Schedule 1.1.
     1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, however, that if Administrative Borrower notifies Agent that Borrowers request an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Agent notifies Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Agent and Borrowers agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Lenders and Borrowers after such Accounting Change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. When used herein, the term “financial statements” shall include the notes and schedules thereto. Whenever the term “Parent” or “Borrowers” is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis, unless the context clearly requires otherwise.
     1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.
     1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or, in the case of Letters of Credit or Acceptances, providing Letter of Credit Collateralization, or, in the case of Bank Products, providing Bank Product Collateralization) of all Obligations other than unasserted contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and that are not required by the provisions of this Agreement to be repaid or cash collateralized. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.
     1.5 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.
     1.6 Exchange Rates; Currency Equivalents; Payment in Dollars. For purposes of determining Adjusted Letter of Credit Usage, Letter of Credit Usage, or the outstanding amount of any Letter of Credit, in each case, at any time that a Letter of Credit or an Acceptance is outstanding in any Alternative Currency, the outstanding amount of a Letter of Credit or Acceptance issued in an Alternative Currency shall be deemed to equal the Dollar Equivalent thereof (rounded upward to the nearest $0.01), as determined by Agent, based on the Exchange Rate for such Alternative Currency at such time of determination. In connection with the issuance, amendment or extension of a Letter of Credit or the acceptance of an Acceptance denominated in an Alternative Currency, for purposes of determining compliance with the borrowing limitations contained with in Section 2.1 or Section 2.11 of the Credit Agreement, the amount of such Letter of Credit or Acceptance that is proposed to be accepted, issued, amended, or extended, in each case, shall be deemed to equal the Dollar Equivalent thereof (rounded upward to the nearest $0.01), as determined by Agent, based on the Exchange Rate for such Alternative Currency at such time of determination. The specification under this Agreement of payment in Dollars is of the essence. Borrowers’ obligations hereunder and under the other Loan Documents to make payments in Dollars shall not be discharged or satisfied by any tender or recovery (whether pursuant to any judgment, award or otherwise) expressed in or converted into any currency other than Dollars, until such time when Agent either receives or obtains, in accordance with normal banking procedures, the full amount of Dollars expressed to be payable to Agent or any member of the Lender Group under this Agreement or the other Loan Documents. All costs, fees, expenses or losses of Agent or any other member of the Lender Group associated with any currency exchange transaction consummated in connection with a Letter of Credit that is issued in any Alternative Currency and any Acceptance accepted in any Alternative Currency shall constitute Obligations and shall be immediately payable by the Borrowers on demand.

2. LOAN AND TERMS OF PAYMENT.
     2.1 Revolver Advances.
          (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Commitment agrees (severally, not jointly or jointly and severally) to make advances (“Advances”) to Borrowers in an amount at any one time outstanding not to exceed such Lender’s Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage at such time, and (ii) the Borrowing Base at such time less the Adjusted Letter of Credit Usage at such time.
          (b) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Advances, together with interest accrued thereon, shall be due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.
          (c) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves against the Borrowing Base in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, including reserves with respect to (i) sums that Parent or its Subsidiaries are required to pay under any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, royalty payments, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, (ii) amounts owing by Parent or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral, (iii) reserves (determined from time to time by Agent in its Permitted Discretion) for (y) the estimated costs relating to unpaid freight charges, warehousing or storage charges, taxes, duties, and other similar unpaid costs associated with the acquisition of Eligible In-Transit Inventory by any Borrower, plus (z) the estimated reclamation claims of unpaid sellers of Inventory sold to any Borrower, and (iv) outstanding gift certificates and gift cards of the Borrowers and their Subsidiaries entitling the holder thereof to use all or a portion of the certificate or card to pay all or a portion of the purchase price for any Inventory.
2.2 Increase in Commitments.
          (a) From time to time (but not more than on 2 occasions) during the period from and after the Closing Date through the earlier of (x) the date that is 24 months after the Closing Date, and (y) the date (if any) on which the Commitments are reduced by Borrowers pursuant to the terms hereof, the Maximum Revolver Amount may be increased (each increase that satisfies the terms and conditions of this Section, an “Approved Increase”) by an amount not in excess of the Available Increase Amount at the option of Borrowers by delivery of a written notice from Administrative Borrower of a proposed increase to Agent if and only if (i) each of the conditions precedent set forth in Section 3.2 are satisfied as of the Increase Effective Date, (ii) Borrowers have delivered to Agent updated pro forma Projections (after giving effect to the proposed increase) for Parent and its Subsidiaries reflecting compliance on a pro forma basis with the financial covenant (but only if such financial covenant was required to be satisfied during such period as a result of the commencement or existence of a Financial Covenant Period) in Section 7 for the 4 fiscal quarter period (on a quarter-by-quarter basis) following the Increase Effective Date, in form and content reasonably acceptable to Agent, (iii) Borrowers and Agent shall have reached agreement on the amount of the supplemental closing fee to be paid by Borrowers to Agent on the Increase Effective Date, (iv) Borrowers shall have paid to Agent all supplemental closing fees due and payable as of the Increase Effective Date, and (v) Agent or Borrowers have obtained the commitment of one or more Lenders (or other prospective lenders) reasonably satisfactory to Agent and Borrowers to provide the proposed increase. Each such notice shall specify the date on which the proposed increase is to be effective (the “Increase Effective Date”), which date shall not be less than 10 Business Days after the date of such notice. Each proposed increase shall be in an amount of at least $10,000,000 and integral multiples of $5,000,000 in excess thereof.
          (b) So long as each of the requirements set forth in Section 2.2(a) are satisfied, the increased Commitments with respect to an Approved Increase shall become effective, as of such Increase Effective Date.

          (c) Agent shall invite each Lender to increase its Commitment (it being understood that no Lender shall be obligated to increase its Commitment) and, if sufficient Lenders do not agree to increases in their Commitments in an aggregate amount equal to the Approved Increase, may invite any other Person who is reasonably satisfactory to Agent and Borrowers to become a Lender in connection with an Approved Increase by executing a joinder agreement, in form and substance reasonably satisfactory to Agent, to which such Person, Borrowers, and Agent are party (the “Increase Joinder”). Such Increase Joinder may, with the consent of Borrowers and Agent (with the consent of the applicable Lenders required by Section 14.1, but without the consent of any Lender to the extent such amendment satisfies the requirements of Section 14.1(f)), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of Agent, to effectuate the provisions of this Section 2.2.
          (d) Unless otherwise specifically provided herein, all references in this Agreement and any other Loan Document to Advances shall be deemed, unless the context otherwise requires, to include Advances made pursuant to the increased Commitments and Maximum Revolver Amount pursuant to this Section 2.2.
          (e) To the extent any Advances, Acceptances, or Letters of Credit are outstanding on the Increase Effective Date, each of the Lenders having a Commitment prior to the Increase Effective Date (the “Pre-Increase Revolver Lenders”) shall assign to any Lender which is acquiring a new or additional Commitment on the Increase Effective Date (the “Post-Increase Revolver Lenders”), and such Post-Increase Revolver Lenders shall purchase from each Pre-Increase Revolver Lender, at the principal amount thereof, such interests in the Advances and participation interests in the Acceptances and Letters of Credit on such Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Advances and participation interests in Acceptances and Letters of Credit will be held by Pre-Increase Revolver Lenders and Post-Increase Revolver Lenders ratably in accordance with their Pro Rata Share after giving effect to such increased Commitments.
          (f) The Advances, Commitments, and Maximum Revolver Amount established pursuant to this Section 2.2 shall constitute Advances, Commitments, and Maximum Revolver Amount under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from any guarantees and the security interests created by the Loan Documents. Borrowers shall take any actions reasonably required by Agent to ensure and demonstrate that the Liens granted by the Loan Documents continue to be perfected under the Code or otherwise after giving effect to the establishment of any such new Commitments and Maximum Revolver Amount.
     2.3 Borrowing Procedures and Settlements.
          (a) Procedure for Borrowing. Each Borrowing shall be made by a written request by an Authorized Person delivered to Agent. Unless Swing Lender is not obligated to make a Swing Loan pursuant to Section 2.3(b) below, such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that if Swing Lender is not obligated to make a Swing Loan as to a requested Borrowing, such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date. At Agent’s election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time. In such circumstances, Borrowers agree that any such telephonic notice will be confirmed in writing within 24 hours of the giving of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request.
          (b) Making of Swing Loans. In the case of a request for an Advance and so long as either (i) the aggregate amount of Swing Loans made since the last Settlement Date, minus the amount of Collections or payments applied to Swing Loans since the last Settlement Date, plus the amount of the requested Advance does not exceed $25,000,000, or (ii) Swing Lender, in its sole discretion, shall agree to make a Swing Loan notwithstanding the foregoing limitation, Swing Lender shall make an Advance in the amount of such Borrowing (any such Advance made solely by Swing Lender pursuant to this Section 2.3(b) being referred to as a “Swing Loan” and such Advances being referred to collectively as “Swing Loans”) available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds to the Designated Account. Each Swing Loan shall be deemed to be an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that all payments on any Swing Loan shall be payable to Swing Lender solely for its own account. Subject to the provisions of Section 2.3(d)(ii), Swing Lender shall not make and shall not be obligated to make any Swing Loan if Swing Lender has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any Swing Loan. The Swing Loans shall be secured by Agent’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.
          (c) Making of Loans.
               (i) In the event that Swing Lender is not obligated to make a Swing Loan, then promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent’s receipt of the proceeds of such Advances, Agent shall make the proceeds thereof available to Borrowers on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided, however, that, subject to the provisions of Section 2.3(d)(ii), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance if (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.
               (ii) Unless Agent receives notice from a Lender prior to 9:00 a.m. (California time) on the date of a Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers on such date a corresponding amount. If any Lender shall not have made its full amount available to Agent in immediately available funds and if Agent in such circumstances has made available to Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this Section 2.3(c)(ii) shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender’s Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date.
               (iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender’s benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender’s Advance was funded by the other members of the Lender Group) or, if so directed by Administrative Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender’s Advance was not funded by the Lender Group), retain same to be re-advanced to Borrowers as if such Defaulting Lender had made Advances to Borrowers. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Borrowers shall have waived such Defaulting Lender’s default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrowers at their option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (other than Bank Product Obligations, but including an assumption of its Pro Rata Share of the Letters of Credit) without any premium or penalty of any kind whatsoever; provided, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups’ or any Borrower’s rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.
          (d) Protective Advances and Optional Overadvances.
               (i) Any contrary provision of this Agreement notwithstanding, Agent hereby is authorized by Borrowers and the Lenders, from time to time in Agent’s sole discretion, (A) after the occurrence and during the continuance of a Default or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, to make Advances to, or for the benefit of, Borrowers on behalf of the Lenders (in an aggregate amount for all such Advances taken together not exceeding $15,000,000 outstanding at any one time) that Agent, in its Permitted Discretion deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations) (any of the Advances described in this Section 2.3(d)(i) shall be referred to as “Protective Advances”).
               (ii) Any contrary provision of this Agreement notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and either Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrowers notwithstanding that an Overadvance exists or thereby would be created, so long as (A) after giving effect to such Advances, the outstanding Adjusted Revolver Usage does not exceed the Borrowing Base by more than $15,000,000, and (B) after giving effect to such Advances, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount. In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the immediately foregoing provisions, regardless of the amount of, or reason for, such excess, Agent shall notify the Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrowers intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrowers to an amount permitted by the preceding sentence. In such circumstances, if any Lender with a Commitment objects to the proposed terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders. The foregoing provisions are meant for the benefit of the Lenders and Agent and are not meant for the benefit of the Borrowers, which shall continue to be bound by the provisions of Section 2.5. Each Lender with a Commitment shall be obligated to settle with Agent as provided in Section 2.3(e) for the amount of such Lender’s Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(d)(ii), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.
               (iii) Each Protective Advance and each Overadvance shall be deemed to be an Advance hereunder, except that no Protective Advance or Overadvance shall be eligible to be a LIBOR Rate Loan and, prior to Settlement therefor, all payments on the Protective Advances shall be payable to Agent solely for its own account. The Protective Advances and Overadvances shall be repayable on demand, secured by Agent’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans. The ability of Agent to make Protective Advances is separate and distinct from its ability to make Overadvances and its ability to make Overadvances is separate and distinct from its ability to make Protective Advances. For the avoidance of doubt, the limitations on Agent’s ability to make Protective Advances do not apply to Overadvances and the limitations on Agent’s ability to make Overadvances do not apply to Protective Advances. The provisions of this Section 2.3(d) are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrowers in any way.
               (iv) Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary: (A) no Overadvance or Protective Advance may be made by Agent if such Advance would cause the aggregate principal amount of Overadvances and Protective Advances outstanding to exceed an amount equal to ten percent (10%) of the Maximum Revolver Amount; and (B) to the extent any Protective Advance causes the aggregate Revolver Usage to exceed the Maximum Revolver Amount, each such Protective Advance shall be for Agent’s sole and separate account and not for the account of any Lender.
          (e) Settlement. It is agreed that each Lender’s funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Advances, the Swing Loans, and the Protective Advances shall take place on a periodic basis in accordance with the following provisions:
               (i) Agent shall request settlement (“Settlement”) with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent (1) on behalf of Swing Lender, with respect to the outstanding Swing Loans, (2) for itself, with respect to the outstanding Protective Advances, and (3) with respect to Borrowers’ or their Subsidiaries’ Collections or payments received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, and Protective Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Lender’s balance of the Advances (including Swing Loans and Protective Advances) exceeds such Lender’s Pro Rata Share of the Advances (including Swing Loans and Protective Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans and Protective Advances), and (z) if a Lender’s balance of the Advances (including Swing Loans and Protective Advances) is less than such Lender’s Pro Rata Share of the Advances (including Swing Loans and Protective Advances) as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans and Protective Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loans or Protective Advances and, together with the portion of such Swing Loans or Protective Advances representing Swing Lender’s Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.
               (ii) In determining whether a Lender’s balance of the Advances, Swing Loans, and Protective Advances is less than, equal to, or greater than such Lender’s Pro Rata Share of the Advances, Swing Loans, and Protective Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral.
               (iii) Between Settlement Dates, Agent, to the extent Protective Advances or Swing Loans are outstanding, may pay over to Agent or Swing Lender, as applicable, any Collections or payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to the Protective Advances or Swing Loans. Between Settlement Dates, Agent, to the extent no Protective Advances or Swing Loans are outstanding, may pay over to Swing Lender any Collections or payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender’s Pro Rata Share of the Advances. If, as of any Settlement Date, Collections or payments of Parent or its Subsidiaries received since the then immediately preceding Settlement Date have been applied to Swing Lender’s Pro

               Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Protective Advances, and each Lender (subject to the effect of agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Protective Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.
          (f) Notation. Agent, as a non-fiduciary agent for Borrowers, shall maintain a register showing the principal amount of the Advances, owing to each Lender, including the Swing Loans owing to Swing Lender, and Protective Advances owing to Agent, and the interests therein of each Lender, from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate.
          (g) Lenders’ Failure to Perform. All Advances (other than Swing Loans and Protective Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.
     2.4 Payments; Reductions of Commitments; Prepayments.
          (a) Payments by Borrowers.
               (i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent’s Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than 11:00 a.m. (California time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.
               (ii) Unless Agent receives notice from Administrative Borrower prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.
          (b) Apportionment and Application.
               (i) So long as no Application Event has occurred and is continuing and except as otherwise provided with respect to Defaulting Lenders, all principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses (other than fees or expenses that are for Agent’s separate account) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee or expense relates. All payments to be made hereunder by Borrowers shall be remitted to Agent and all (subject to Section 2.4(b)(iv)) such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing, to reduce the balance of the Advances outstanding and, thereafter, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.
               (ii) At any time that an Application Event has occurred and is continuing and except as otherwise provided with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows:

                    (A) first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent (solely in its capacity as Agent and not in any other capacity) under the Loan Documents, until paid in full,
                    (B) second, to pay any fees or premiums then due to Agent (solely in its capacity as Agent and not in any other capacity) under the Loan Documents until paid in full,
                    (C) third, to pay interest due in respect of all Protective Advances until paid in full,
                    (D) fourth, to pay the principal of all Protective Advances until paid in full,
                    (E) fifth, ratably to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Lenders under the Loan Documents (other than any amounts due to any Lender solely in its capacity as a Bank Product Provider), until paid in full,
                    (F) sixth, ratably to pay any fees or premiums then due to any of the Lenders under the Loan Documents (other than any amounts due to any Lender solely in its capacity as a Bank Product Provider) until paid in full,
                    (G) seventh, ratably to pay interest due in respect of the Advances (other than Protective Advances) and the Swing Loans until paid in full,
                    (H) eighth, ratably (i) to pay the principal of all Swing Loans until paid in full, (ii) to pay the principal of all Advances until paid in full, and (iii) to Agent, to be held by Agent, for the benefit of any applicable Issuing Lender (and for the ratable benefit of each of the Lenders that have an obligation to pay to Agent, for the account of any Issuing Lender, a share of each Letter of Credit Disbursement and each Acceptance Disbursement), as cash collateral in an amount equal to the sum of (y) 105% of the Letter of Credit Usage composed of Letters of Credit or Acceptances denominated in Dollars and (z) 115% of the balance of the Letter of Credit Usage (and, upon the expiration of a Letter of Credit that is undrawn, the cash collateral held by Agent in respect of such Letter of Credit shall be reapplied pursuant to this Section 2.4(b)(ii), beginning with tier (A) hereof),
                    (I) ninth, up to the amount of the Bank Product Reserve established prior to the occurrence of, and not in contemplation of, the subject Application Event, ratably, to the Bank Product Providers on account of all amounts then due and payable in respect of Bank Products that qualify as Bank Product Obligations pursuant to the requirements of the proviso set forth in the definition of Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the benefit of the Bank Product Providers, as cash collateral,
                    (J) tenth, to pay any other Obligations (including those being paid, ratably, to the Bank Product Providers on account of all amounts then due and payable in respect of Bank Products that qualify as Bank Product Obligations pursuant to the requirements of the proviso set forth in the definition of Bank Product Obligations, with any balance to be paid to Agent, to be held by Agent, for the ratable benefit of the Bank Product Providers, as cash collateral), and
                    (K) eleventh, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.
               (iii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e).
               (iv) In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(i) shall not apply to any payment made by any Borrower to Agent and specified by Administrative Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document.

               (v) For purposes of Section 2.4(b)(ii), “paid in full” means payment in cash of all amounts owing under the Loan Documents, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.
               (vi) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.
          (c) Reduction of Commitments. The Commitments shall terminate on the Maturity Date. Borrowers may reduce the Commitments to an amount (which may be zero) not less than the sum of (A) the Revolver Usage as of such date, plus (B) the principal amount of all Advances not yet made as to which a request has been given by Borrowers under Section 2.3(a), plus (C) the amount of all Letters of Credit not yet issued as to which a request has been given by Borrowers pursuant to Section 2.11(a). Each such reduction shall be in an amount which is not less than $25,000,000 (unless the Commitments are being reduced to zero and the amount of the Commitments in effect immediately prior to such reduction are less than $25,000,000) and integral multiples of $5,000,000 in excess thereof, shall be made by providing not less than 10 Business Days prior written notice to Agent and shall be irrevocable. Once reduced, the Commitments may not be increased. Each such reduction of the Commitments shall reduce the Commitments of each Lender proportionately in accordance with its Pro Rata Share thereof.
          (d) Optional Prepayments.
               (i) Advances. Borrowers may prepay the principal of any Advance at any time in whole or in part.
               (ii) [intentionally omitted]
          (e) Mandatory Prepayments.
               (i) Borrowing Base. If, at any time, (A) the Adjusted Revolver Usage on such date exceeds (B) the Borrowing Base (such excess being referred to as the “Borrowing Base Excess”), then Borrowers shall prepay the Obligations in accordance with Section 2.4(f) in an aggregate amount equal to the Borrowing Base Excess (1) so long as a Borrowing Base Excess has not occurred more than two times in the immediately preceding twelve month period, within 3 Business Days and (2) otherwise, immediately.
               (ii) Dispositions. Within 1 Business Day of the date of receipt by Parent or any of its Subsidiaries of the Net Cash Proceeds of any voluntary or involuntary sale or disposition by Parent or any of its Subsidiaries of assets (including casualty losses or condemnations but excluding sales or dispositions which qualify as Permitted Dispositions under clauses (a), (b), (c), (d), (e), (k), (m)(i), (n) or (o) of the definition of Permitted Dispositions), Borrowers shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(f) in an amount equal to 100% of such Net Cash Proceeds (including condemnation awards and payments in lieu thereof) received by such Person in connection with such sales or dispositions; provided that, so long as (A) no Default or Event of Default shall have occurred and is continuing or would result therefrom, (B) Administrative Borrower shall have given Agent prior written notice of Borrowers’ intention to apply such monies to the costs of replacement of the properties or assets that are the subject of such sale or disposition or the cost of purchase or construction of other assets useful in the business of Parent or its Subsidiaries, (C) the monies are held in a Deposit Account in which Agent has a perfected first-priority security interest, and (D) Parent or its Subsidiaries, as applicable, complete such replacement, purchase, or construction within (1) 365 days after the date of the initial receipt of such monies if such monies relate to the replacement of, or construction in connection with, Real Property and (2) in all other cases, 180 days after the date of the initial receipt of such monies, then the Loan Party whose assets were the subject of such disposition shall have the option to apply such monies to the costs of replacement of the assets that are the subject of such sale or disposition or the costs of purchase or construction of other assets useful in the business of Parent or such Subsidiary unless and to the extent that such applicable period shall have expired without such replacement, purchase, or construction being made or completed, in which case, any amounts remaining in the cash collateral account shall be paid to Agent and applied in accordance with Section 2.4(f); provided, however, that the provisions of this Section 2.4(e)(ii) shall not apply to the voluntary or involuntary sale or disposition by Parent or any of its Subsidiaries of assets where the aggregate Net Cash Proceeds of all such sales or dispositions in any fiscal year are less than or equal to $5,000,000. Nothing contained in this Section 2.4(e)(ii) shall permit Parent or any of its Subsidiaries to sell or otherwise dispose of any assets other than in accordance with Section 6.4.
          (f) Application of Payments. Each prepayment pursuant to Section 2.4(e)(i) or Section 2.4(e)(ii) shall, (i) so long as no Application Event shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Advances until paid in full, and second, to Agent, to be held by Agent, for the benefit of any applicable Issuing Lender (and for the ratable benefit of each of the Lenders that have an obligation to pay to Agent, for the account of any Issuing Lender, a share of each Letter of Credit Disbursement), as cash collateral in an amount equal to the sum of (y) 105% of the Letter of Credit Usage composed of Letters of Credit or Acceptances denominated in Dollars and (z) 115% of the balance of the Letter of Credit Usage (and, upon the expiration of a Letter of Credit that is undrawn, the cash collateral held by Agent in respect of such Letter of Credit shall be reapplied pursuant to this Section 2.4(f), beginning with cause (i) of this Section 2.4(f) hereof), and (ii) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(ii).
     2.5 Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrowers to the Lender Group pursuant to Section 2.1 or Section 2.11 is greater than any of the limitations set forth in Section 2.1 or Section 2.11, as applicable (an “Overadvance”), Borrowers shall immediately pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). Borrowers jointly and severally promise to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full on the Maturity Date or, if earlier, on the date on which the Obligations are declared due and payable pursuant to the terms of this Agreement.
     2.6 Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations.
          (a) Interest Rates. Except as provided in Section 2.6(c), all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows:
               (i) if the relevant Obligation is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin, and
               (ii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.
          (b) Letter of Credit and Acceptance Fee. Borrowers shall pay Agent (for the ratable benefit of the Lenders, subject to any agreements between Agent and individual Lenders), a Letter of Credit and Acceptance fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.11(e)) which shall accrue at a per annum rate equal to the LIBOR Rate Margin times the Daily Balance of all outstanding Acceptances and the undrawn amount of all outstanding Letters of Credit.
          (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default and at the election Agent or the Required Lenders,
               (i) all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 2 percentage points above the per annum rate otherwise applicable hereunder, and
               (ii) the Letter of Credit and Acceptance fee provided for in Section 2.6(b) shall be increased to 2 percentage points above the per annum rate otherwise applicable hereunder.
          (d) Payment. Except to the extent provided to the contrary in Section 2.10 or Section 2.12(a), interest, Letter of Credit and Acceptance fees, all other fees payable hereunder or under any of the other Loan Documents, and all costs, expenses, and Lender Group Expenses payable hereunder or under any of the other Loan Documents shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrowers hereby authorize Agent, from time to time without prior notice to Borrowers, to charge all interest, Letter of Credit and Acceptance fees, and all other fees payable hereunder or under any of the other Loan Documents (in each case, as and when due and payable), all costs, expenses, and Lender Group Expenses payable hereunder or under any of the other Loan Documents (in each case, as and when incurred), all charges, commissions, fees, and costs provided for in Section 2.11(e) (as and when accrued or incurred), all fees and costs provided for in Section 2.10 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document (including any amounts due and payable to the Bank Product Providers in respect of Bank Products up to the amount of the Bank Product Reserve) to the Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans. Any interest, fees, costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any other Loan Document not paid when due shall be compounded by being charged to the Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans.
          (e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.
          (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.
     2.7 Crediting Payments. The receipt of any payment item by Agent shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into Agent’s Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into Agent’s Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.
     2.8 Designated Account. Agent is authorized to make the Advances, and each Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d). Administrative Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Administrative Borrower, any Advance or Swing Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account.
     2.9 Maintenance of Loan Account; Statements of Obligations. Agent shall maintain an account on its books in the name of Borrowers (the “Loan Account”) on which Borrowers will be charged with all Advances (including Protective Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrowers or for Borrowers’ account, the Letters of Credit issued or made by any Issuing Lender for Borrowers’ account, the Acceptances accepted by any Issuing Lender or any Underlying Issuer for Borrowers’ account, and with all other payment Obligations hereunder or under the other Loan Documents (except for Bank Product Obligations), including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.7, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers’ account. Agent shall render monthly statements regarding the Loan Account to Borrowers, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 45 days after receipt thereof by Borrowers, Administrative Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.
     2.10 Fees. Borrowers shall pay to Agent,
          (a) for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter.
          (b) for the ratable account of those Lenders with Commitments, on the first day of each month from and after the Closing Date up to the first day of the month prior to the Payoff Date and on the Payoff Date, an unused line fee in an amount equal to the Applicable Unused Line Fee per annum times the result of (i) the Maximum Revolver Amount, less (ii) the average Daily Balance of the Revolver Usage during the immediately preceding month (or portion thereof).
     2.11 Letters of Credit.
          (a) Subject to the terms and conditions of this Agreement, upon the request of Borrowers (or Administrative Borrower on behalf thereof) made in accordance herewith, each Issuing Lender agrees to issue or to cause an Underlying Issuer, as such Issuing Lender’s agent, to issue a requested Letter of Credit. If an Issuing Lender, at its option, elects to cause an Underlying Issuer to issue a requested Letter of Credit, then such Issuing Lender agrees that it will obligate itself to reimburse such Underlying Issuer (which may include, among other means, by becoming an applicant with respect to such Letter of Credit or entering into undertakings which provide for reimbursements of such Underlying Issuer with respect to such Letter of Credit, including Acceptances related thereto; each such obligation or undertaking, irrespective of whether in writing, a “Reimbursement Undertaking”) with respect to Letters of Credit or Acceptances, as applicable, issued or accepted by such Underlying Issuer. By submitting a request to an Issuing Lender for the issuance of a Letter of Credit, Borrowers shall be deemed to have requested that an Issuing Lender issue or that an Underlying Issuer issue the requested Letter of Credit and to have requested the applicable Issuing Lender to issue a Reimbursement Undertaking with respect to such requested Letter of Credit or Acceptance, as applicable, if it is to be issued by an Underlying Issuer (it being expressly acknowledged and agreed by the Borrowers that Borrowers are and shall be deemed to be applicants (within the meaning of Section 5-102(a)(2) of the Code) with respect to each Underlying Letter of Credit). Each request for the issuance of a Letter of Credit, or the amendment, renewal, or extension of any outstanding Letter of Credit, shall be made in writing by an Authorized Person and delivered to Agent and the applicable Issuing Lender via hand delivery, telefacsimile, or other electronic method of transmission reasonably in advance of the requested date of issuance, amendment, renewal, or extension. Each such request shall be in form and substance reasonably satisfactory to the applicable Issuing Lender and shall specify (i) the amount of such Letter of Credit, (ii) the date of issuance, amendment, renewal, or extension of such Letter of Credit, (iii) the expiration date of such Letter of Credit, (iv) the name and address of the beneficiary of the Letter of Credit, and (v) such other information (including, in the case of an amendment, renewal, or extension, identification of the Letter of Credit to be so amended, renewed, or extended) as shall be necessary to prepare, amend, renew, or extend such Letter of Credit. Anything contained herein to the contrary notwithstanding, an Issuing Lender may (with the consent of Agent), but shall not be obligated to, issue or cause the issuance of a Letter of Credit or to issue a Reimbursement Undertaking in respect of an Underlying Letter of Credit, in either case, that supports the obligations of Parent or its Subsidiaries in respect of (1) a lease of real property, or (2) an employment contract. Borrowers agree that this Agreement (along with the terms of the applicable application) will govern each Letter of Credit and its issuance and each Acceptance and its acceptance. No Issuing Lender shall have any obligation to issue a Letter of Credit or a Reimbursement Undertaking in respect of an Underlying Letter of Credit, in either case, if any of the following would result after giving effect to the requested issuance:
               (i) the Adjusted Letter of Credit Usage would exceed the Borrowing Base less the outstanding amount of Advances, or
               (ii) the Letter of Credit Usage would exceed $50,000,000, or
               (iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the sum of (A) the

               Bank Product Reserve, and (B) the outstanding amount of Advances.
          Borrowers and the Lender Group acknowledge and agree that certain Letters of Credit and Acceptances may be outstanding as of the Closing Date. Borrowers and the Lender Group hereby acknowledge and agree that all Existing Letters of Credit which are outstanding on the Closing Date shall constitute Letters of Credit under this Agreement from and after the Closing Date with the same effect as though such Existing Letters of Credit were issued by an Issuing Lender at the request of the Borrowers on the Closing Date. Borrowers and the Lender Group hereby acknowledge and agree that all Existing Acceptances which are outstanding on the Closing Date shall constitute Acceptances under this Agreement from and after the Closing Date with the same effect as though such Existing Acceptances were accepted by an Issuing Lender at the request of the Borrowers on the Closing Date. Each Letter of Credit shall be in form and substance reasonably acceptable to the applicable Issuing Lender, including the requirement that the amounts payable thereunder must be payable in Dollars or an Alternative Currency. Each Acceptance shall be in form and substance reasonably acceptable to the applicable Issuing Lender, including the requirement that the amounts payable thereunder must be payable in Dollars or an Alternative Currency. If an Issuing Lender makes a payment under a Letter of Credit or an Acceptance or an Underlying Issuer makes a payment under an Underlying Letter of Credit or an Underlying Acceptance, Borrowers shall pay to Agent an amount equal to the applicable Letter of Credit Disbursement or applicable Acceptance Disbursement, as applicable, not later than 11:00 a.m., California time, on the date that Administrative Borrower receives written or telephonic notice of such Letter of Credit Disbursement or Acceptance Disbursement, as applicable, if such notice is received prior to 10:00 a.m., California time, or not later than 11:00 a.m., California time, on the following Business Day, if such notice is received after 10:00 a.m., California time or if it cannot be sent, and, in the absence of such payment, the amount of the Letter of Credit Disbursement or Acceptance Disbursement, as applicable, immediately and automatically shall be deemed to be an Advance hereunder (and the failure to make such payment shall not be considered to be an Event of Default) and, initially, shall bear interest at the rate then applicable to Advances that are Base Rate Loans. If a Letter of Credit Disbursement or an Acceptance Disbursement in an Alternative Currency is made, then the amount that Borrowers shall be required to pay to Agent in respect of such Letter of Credit Disbursement or Acceptance Disbursement, as applicable, shall be an amount equal to the Dollar Equivalent (rounded upward to the nearest $0.01) of the Letter of Credit Disbursement or Acceptance Disbursement, as applicable,, as determined by Agent, based on the Exchange Rate for such Alternative Currency at the time the Letter of Credit Disbursement or applicable Acceptance Disbursement was made. If a Letter of Credit Disbursement or Acceptance Disbursement in an Alternative Currency is deemed to be an Advance hereunder, the Advance shall be in an amount equal to the Dollar Equivalent (rounded upward to the nearest $0.01) of the Letter of Credit Disbursement or applicable Acceptance Disbursement) based on the Exchange Rate for such Alternative Currency at the time the Letter of Credit Disbursement or Acceptance Disbursement, as applicable, was made. If a Letter of Credit Disbursement is deemed to be an Advance hereunder, Borrowers’ obligation to pay the amount of such Letter of Credit Disbursement to the applicable Issuing Lender shall be discharged and replaced by the resulting Advance. If an Acceptance Disbursement is deemed to be an Advance hereunder, Borrowers’ obligation to pay the amount of such Acceptance Disbursement to the applicable Issuing Lender shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the applicable Issuing Lender or, to the extent that Lenders have made payments pursuant to Section 2.11(b) to reimburse the applicable Issuing Lender, then to such Lenders and the applicable Issuing Lender as their interests may appear.
          (b) Promptly following receipt of a notice of a Letter of Credit Disbursement or Acceptance Disbursement, as applicable, pursuant to Section 2.11(a), each Lender with a Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to Section 2.11(a) on the same terms and conditions as if Borrowers had requested the amount thereof as an Advance and Agent shall promptly pay to the applicable Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit or a Reimbursement Undertaking in respect of a Letter of Credit (or an amendment to a Letter of Credit or a Reimbursement Undertaking increasing the amount thereof) or the acceptance of an Acceptance or the issuance of Reimbursement Undertaking in respect of an Acceptance (or an amendment to an Acceptance or a Reimbursement Undertaking in respect of an Acceptance increasing the amount thereof) and without any further action on the part of the applicable Issuing Lender or the Lenders with Commitments, the applicable Issuing Lender shall be deemed to have granted to each Lender with a Commitment, and each Lender with a Commitment shall be deemed to have purchased, a participation in each Letter of Credit or Acceptance, as applicable, issued by such Issuing Lender and each Reimbursement Undertaking, as applicable, in an amount equal to its Pro Rata Share of such Letter of Credit, Acceptance, or Reimbursement Undertaking, and each such Lender agrees to pay to Agent, for the account of the applicable Issuing Lender, such Lender’s Pro Rata Share of any Letter of Credit Disbursement or Acceptance Disbursement, as applicable, made by an Issuing Lender or an Underlying Issuer under the applicable Underlying Letter of Credit or an Underlying Acceptance. In consideration and in furtherance of the foregoing, each Lender with a Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the applicable Issuing Lender, such Lender’s Pro Rata Share of each Letter of Credit Disbursement and each Acceptance Disbursement made by an Issuing Lender or an Underlying Issuer and not reimbursed by Borrowers on the date due as provided in Section 2.11(a), or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Lender with a Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the applicable Issuing Lender, an amount equal to its respective Pro Rata Share of each Letter of Credit Disbursement or each Acceptance Disbursement pursuant to this Section 2.11(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3. If any such Lender fails to make available to Agent the amount of such Lender’s Pro Rata Share of a Letter of Credit Disbursement or an Acceptance Disbursement as provided in this Section, such Lender shall be deemed to be a Defaulting Lender and Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.
          (c) Borrowers hereby agree to indemnify, save, defend, and hold the Lender Group and each Underlying Issuer harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer arising out of or in connection with any Reimbursement Undertaking, any Acceptance, or any Letter of Credit; provided, however, that Borrowers shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer. Each Borrower agrees to be bound by the applicable Issuing Lender’s or Underlying Issuer’s, as applicable, regulations and interpretations of any Letter of Credit or Acceptance or by the applicable Issuing Lender’s interpretations of any Reimbursement Undertaking, even though this interpretation may be different from such Borrower’s own, and each Borrower understands and agrees that none of any Issuing Lender, the Lender Group, or any Underlying Issuer shall be liable for any error, negligence, or mistake, whether of omission or commission, in following any Borrower’s instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto or any Acceptance or any modifications, amendments, or supplements thereto. Each Borrower understands that the Reimbursement Undertakings may require an Issuing Lender to indemnify an Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Borrowers hereby agree to indemnify, save, defend, and hold each Issuing Lender and the other members of the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by them as a result of an Issuing Lender’s indemnification of an Underlying Issuer; provided, however, that Borrowers shall not be obligated hereunder to indemnify for any such loss, cost, expense, or liability to the extent that it is caused by the gross negligence or willful misconduct of any Issuing Lender or any other member of the Lender Group. Borrowers hereby acknowledge and agree that none of any Issuing Lender, any member of the Lender Group, or any Underlying Issuer shall be responsible for delays, errors, or omissions resulting from the malfunction of equipment in connection with any Letter of Credit or Acceptance.
          (d) Borrowers hereby authorize and direct any Underlying Issuer to deliver to the applicable Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the applicable Issuing Lender’s instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.
          (e) Any and all usage charges, issuance charges, commissions, fees, and costs incurred by an Issuing Lender relating to Underlying Letters of Credit or Underlying Acceptances, or charged by an Issuing Lender relating to Letters of Credit or Acceptances issued or accepted, as applicable, by such Issuing Lender, shall be Lender Group Expenses for purposes of this Agreement and shall be reimbursable immediately by Borrowers to Agent for the account of the applicable Issuing Lender. The usage charge for Letters of Credit issued by WFF in its capacity as an Issuing Lender (or that WFF, in its capacity as Issuing Lender causes to be issued by an Underlying Issuer) are set forth in the Fee Letter. Any usage charges for Letters of Credit issued by any other Issuing Lender (or that any other Issuing Lender causes to be issued by an Underlying Issuer) are as set forth in a separate fee letter. Borrowers acknowledge and agree that any and all usage charges may be changed from time to time, and that Underlying Issuers and Issuing Lenders that issue Letters of Credit or accept Acceptances also impose a schedule of charges for amendments, extensions, drawings, and renewals.
          (f) If by reason of (i) any change after the Closing Date in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by any

          Issuing Lender, any other member of the Lender Group, or any Underlying Issuer with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):
               (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit or Acceptance issued or accepted or caused to be issued or accepted hereunder or hereby, or
               (ii) there shall be imposed on any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer any other condition regarding any Letter of Credit, Acceptance, or Reimbursement Undertaking,
and the result of the foregoing is to increase, directly or indirectly, the cost to any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer of issuing, accepting, making, guaranteeing, or maintaining any Reimbursement Undertaking or any Letter of Credit or any Acceptance or to reduce the amount receivable in respect thereof, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay within 30 days after demand therefor, such amounts as Agent may specify to be necessary to compensate any Issuing Lender, any other member of the Lender Group, or any Underlying Issuer for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder; provided, however, that Borrowers shall not be required to provide any compensation pursuant to this Section for any such amounts incurred more than 180 days prior to the date on which demand for payment is first made to Borrowers; provided further that if an event or circumstance giving rise to such amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.
          (g) Each Borrower acknowledges and agrees that certain of the Qualified Import Letters of Credit may provide for the presentation of time drafts to the applicable Issuing Bank or Underlying Issuer. If an Issuing Bank or an Underlying Issuer accepts such a time draft that is presented under a Qualified Import Letter of Credit, it is acknowledged and agreed that (i) such time draft shall constitute an Acceptance hereunder and (ii) the pricing provisions hereof with respect to Acceptances (including Sections 2.6(b) and 2.12(e)) shall apply thereto.
     2.12 LIBOR Option.
          (a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option (the “LIBOR Option”) to have interest on all or a portion of the Advances be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a LIBOR Rate Loan, or upon continuation of a LIBOR Rate Loan as a LIBOR Rate Loan) at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto; (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrowers properly have exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrowers no longer shall have the option to request that Advances bear interest at a rate based upon the LIBOR Rate.
          (b) LIBOR Election.
               (i) Borrowers may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the “LIBOR Deadline”). Notice of Borrowers’ election of the LIBOR Option for a permitted portion of the Advances and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. (California time) on the same day). Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the affected Lenders.

               (ii) Each LIBOR Notice shall be irrevocable and binding on Borrowers. In connection with each LIBOR Rate Loan, Borrowers shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense actually incurred by Agent or any Lender as a result of (A) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (B) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (C) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, or expenses, “Funding Losses”). A certificate of Agent or a Lender delivered to Borrowers setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.12 shall be conclusive absent manifest error. Borrowers shall pay such amount to Agent or the Lender, as applicable, within 30 days of the date of its receipt of such certificate. If a payment of a LIBOR Rate Loan on a day other than the last day of the applicable Interest Period would result in a Funding Loss, Agent may, in its sole discretion at the request of Borrowers, hold the amount of such payment as cash collateral in support of the Obligations until the last day of such Interest Period and apply such amounts to the payment of the applicable LIBOR Rate Loan on such last day, it being agreed that Agent has no obligation to so defer the application of payments to any LIBOR Rate Loan and that, in the event that Agent does not defer such application, Borrowers shall be obligated to pay any resulting Funding Losses.
               (iii) Borrowers shall have not more than 5 LIBOR Rate Loans in effect at any given time. Borrowers only may exercise the LIBOR Option for proposed LIBOR Rate Loans of at least $1,000,000.
          (c) Conversion. Borrowers may convert LIBOR Rate Loans to Base Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are converted or prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Parent’s and its Subsidiaries’ Collections in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, Borrowers shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with Section 2.12 (b)(ii).
          (d) Special Provisions Applicable to LIBOR Rate.
               (i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrowers and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrowers may, by notice to such affected Lender (y) require such Lender to furnish to Borrowers a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under Section 2.12(b)(ii)).
               (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation or application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Borrowers and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender’s notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) if Agent so elects by notice to the Borrowers, Borrowers shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.
               (iii) If any Lender (any such Lender, a “Non-LIBOR Lender”) delivers a notice to Agent pursuant to

               Section 2.12(d)(ii) stating that a change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation or application thereof, shall at any time after the date hereof, in the reasonable opinion of such Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate (any such situation, a “LIBOR Event”), then such Non-LIBOR Lender shall use reasonable efforts to promptly, and in any event within 30 days, designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Non-LIBOR Lender, such designation or assignment would eliminate impact of the LIBOR Event, and (ii) in the reasonable judgment of such Non-LIBOR Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrowers agree to pay all reasonable out-of-pocket costs and expenses incurred by such Non-LIBOR Lender in connection with any such designation or assignment. If, after such reasonable efforts or the expiration of such 30 day period, such Non-LIBOR Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate the impact of the LIBOR Event, as applicable, then Borrowers (without prejudice to any amounts then due to such Non-LIBOR Lender under this Agreement) may, unless prior to the effective date of any such assignment the Non-LIBOR Lender withdraws its notice of the occurrence of the LIBOR Event, seek a substitute Lender reasonably acceptable to Agent to purchase the Obligations owed to such Non-LIBOR Lender and such Non-LIBOR Lender’s Commitments hereunder (a “LIBOR Replacement Lender”), and if such LIBOR Replacement Lender agrees to such purchase, such Non-LIBOR Lender shall assign to the LIBOR Replacement Lender its Obligations and Commitments, pursuant to an Assignment and Acceptance Agreement, and upon such purchase by the LIBOR Replacement Lender, such LIBOR Replacement Lender shall be deemed to be a “Lender” for purposes of this Agreement and such Non-LIBOR Lender shall cease to be a “Lender” for purposes of this Agreement.
          (e) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate.
     2.13 Capital Requirements.
          (a) If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender’s or such holding company’s capital as a consequence of such Lender’s Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender’s or such holding company’s then existing policies with respect to capital adequacy and assuming the full utilization of such entity’s capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrowers and Agent thereof. Following receipt of such notice, Borrowers agree to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 30 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrowers shall not be required to compensate a Lender pursuant to this Section for any reductions in return incurred more than 180 days prior to the date that such Lender notifies Borrowers of such law, rule, regulation or guideline giving rise to such reductions and of such Lender’s intention to claim compensation therefor; provided further that if such claim arises by reason of the adoption of or change in any law, rule, regulation or guideline that is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
          (b) If any Lender requests additional or increased costs referred to in Section 2.12(d)(i), Section 2.11(d)(ii), or amounts under Section 2.13(a) (any such Lender, an “Affected Lender”), then such Affected Lender shall use reasonable efforts to promptly, and in any event within 30 days, designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Affected Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.12(d)(i) or Section 2.13(a), as applicable, and (ii) in the reasonable judgment of such Affected Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it. Borrowers agree to pay all reasonable out-of-pocket costs and expenses incurred by such Affected Lender in connection with any such designation or assignment. If, after such reasonable efforts or the expiration of such 30 day period, such Affected Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate Borrowers’ obligation to pay any future amounts to such Affected Lender pursuant to Section 2.12(d)(i), Section 2.12(d)(ii) or Section 2.13(a), as applicable, then Borrowers (without prejudice to any amounts then due to such Affected Lender under Section 2.12(d)(i), Section 2.12(d)(ii) or Section 2.13(a), as applicable) may, unless prior to the effective date of any such assignment the Affected Lender withdraws its request for such additional amounts under Section 2.12(d)(i), Section 2.12(d)(ii) or Section 2.13(a), as applicable, seek a substitute Lender reasonably acceptable to Agent to purchase the Obligations owed to such Affected Lender and such Affected Lender’s Commitments hereunder (a “Replacement Lender”), and if such Replacement Lender agrees to such purchase, such Affected Lender shall assign to the Replacement Lender its Obligations and Commitments, pursuant to an Assignment and Acceptance Agreement, and upon such purchase by the Replacement Lender, such Replacement Lender shall be deemed to be a “Lender” for purposes of this Agreement and such Affected Lender shall cease to be a “Lender” for purposes of this Agreement.
     2.14 Joint and Several Liability of Borrowers.
          (a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender Group under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.
          (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 2.14), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them.
          (c) If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation.
          (d) The Obligations of each Borrower under the provisions of this Section 2.14 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of the provisions of this Agreement (other than this Section 2.14(d)) or any other circumstances whatsoever.
          (e) Except as otherwise expressly provided in this Agreement, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Advances or Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.14 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 2.14, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this Section 2.14 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 2.14 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any other Borrower or any Agent or Lender.
          (f) Each Borrower represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of Borrowers’ financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.
          (g) Each Borrower waives all rights and defenses arising out of an election of remedies by Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Agent’s or such Lender’s rights of subrogation and reimbursement against such Borrower by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise.
          (h) [intentionally omitted].
          (i) The provisions of this Section 2.14 are made for the benefit of Agent, each member of the Lender Group, and their respective successors and assigns, and may be enforced by it or them from time to time against any or all Borrowers as often as occasion therefor may arise and without requirement on the part of Agent, any member of the Lender Group, or any of their successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any Borrower or to exhaust any remedies available to it or them against any Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.14 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this Section 2.14 will forthwith be reinstated in effect, as though such payment had not been made.
          (j) Each Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against any other Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to Agent or Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or any member of the Lender Group hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor. Notwithstanding anything to the contrary contained in this Section 2.14, no Borrower shall exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and shall not proceed or seek recourse against or with respect to any property or asset of, any other Borrower (the “Foreclosed Borrower”), including after payment in full of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the capital Stock of such Foreclosed Borrower whether pursuant to the Security Agreement or otherwise.
          (k) Each Borrower hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for Agent, and such Borrower shall deliver any such amounts to Agent for application to the Obligations in accordance with Section 2.4(b).
3. CONDITIONS; TERM OF AGREEMENT.
     3.1 Conditions Precedent to the Initial Extension of Credit. The obligation of each Lender to make its initial extension of credit provided for hereunder, is subject to the fulfillment, to the satisfaction of Agent and each Lender, of each of the conditions precedent set forth on Schedule 3.1 (the making of such initial extension of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent ).
     3.2 Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make any Advances hereunder (or to extend any other credit hereunder) at any time shall be subject to the following conditions precedent:
          (a) the representations and warranties of Parent or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date); and
          (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof.
     3.3 Maturity. This Agreement shall continue in full force and effect for a term ending on June 30, 2013 (the “Maturity Date”). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.
     3.4 Effect of Maturity. On the Maturity Date, all commitments to provide additional credit hereunder shall automatically be terminated and all Obligations (including contingent reimbursement obligations of Borrowers with respect to outstanding Letters of Credit, Acceptances, and including all Bank Product Obligations) immediately shall become due and payable without notice or demand (including the requirement that Borrowers provide (a) Letter of Credit Collateralization, and (b) Bank Product Collateralization). No termination of the obligations of the Lender Group shall relieve or discharge any Loan Party of its duties, Obligations, or covenants hereunder or under any other Loan Document and Agent’s Liens in the Collateral shall remain in effect until all Obligations have been paid in full. When all of the Obligations have been paid in full and the Lender Group’s obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrowers’ sole expense, execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent’s Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.
     3.5 Early Termination by Borrowers. Borrowers have the option, at any time upon 10 Business Days prior written notice to Agent, to terminate this Agreement and terminate the Commitments hereunder by paying to Agent the Obligations (including (a) providing Letter of Credit Collateralization with respect to the then existing Letter of Credit Usage, and (b) providing Bank Product Collateralization with respect to the then existing Bank Products), in full.
     3.6 Conditions Subsequent. The obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of the conditions subsequent set forth on Schedule 3.6 (the failure by Borrowers to so perform or cause to be performed such conditions subsequent as and when required by the terms thereof, shall constitute an immediate Event of Default).
4. REPRESENTATIONS AND WARRANTIES.

          In order to induce the Lender Group to enter into this Agreement, each Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:
     4.1 Due Organization and Qualification; Subsidiaries.
          (a) Each Loan Party (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business in all material respects as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.
          (b) Except as described on Schedule 4.1(b), Parent is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.
          (c) Set forth on Schedule 4.1(c) (as such Schedule may be updated from time to time to reflect changes permitted to be made under Section 5.11), is a complete and accurate list of the Loan Parties’ direct and indirect Subsidiaries, showing: (i) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Parent. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.
          (d) Except as set forth on Schedule 4.1(c), there are no subscriptions, options, warrants, or calls relating to any shares of Parent’s Subsidiaries’ capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Neither Parent nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of Parent’s Subsidiaries’ capital Stock or any security convertible into or exchangeable for any such capital Stock.
     4.2 Due Authorization; No Conflict.
          (a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party.
          (b) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any Loan Party’s interestholders or any approval or consent of any Person under any Material Contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.
     4.3 Governmental Consents. The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan

     Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date.
     4.4 Binding Obligations; Perfected Liens.
          (a) Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
          (b) Agent’s Liens are validly created, perfected (other than (i) in respect of motor vehicles and (ii) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 6.11, and subject only to the filing of financing statements and the recordation of the Copyright Security Agreement, in each case, in the appropriate filing offices), and first priority Liens, subject only to Permitted Liens.
     4.5 Title to Assets; No Encumbrances. Each of the Loan Parties and its Subsidiaries has (i) good, sufficient and legal title to (in the case of fee interests in Real Property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good and marketable title to (in the case of all other personal property), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 5.1, in each case except for (y) those assets that are not necessary for the conduct of the business of the Loan Parties and their Subsidiaries, taken as a whole, or (z) assets disposed of since the date of such financial statements to the extent such disposition is permitted hereby. All of such assets are free and clear of Liens except for Permitted Liens.
     4.6 Jurisdiction of Organization; Location of Chief Executive Office; Organizational Identification Number; Commercial Tort Claims.
          (a) The name of (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of each Loan Party and each of its Subsidiaries is set forth on Schedule 4.6(a) (as such Schedule may be updated from time to time to reflect changes permitted to be made under Section 6.5).
          (b) The chief executive office of each Loan Party and each of its Subsidiaries is located at the address indicated on Schedule 4.6(b) (as such Schedule may be updated from time to time to reflect changes permitted to be made under Section 5.15).
          (c) Each Loan Party’s and each of its Subsidiaries’ tax identification numbers and organizational identification numbers, if any, are identified on Schedule 4.6(c) (as such Schedule may be updated from time to time to reflect changes permitted to be made under Section 6.5).
          (d) As of the Closing Date, no Loan Party and no Subsidiary of a Loan Party holds any commercial tort claims that exceed $1,000,000 in amount, except as set forth on Schedule 4.6(d).
     4.7 Litigation.
          (a) There are no actions, suits, or proceedings pending or, to the Knowledge of Parent, threatened in writing against a Loan Party or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change.
          (b) Schedule 4.7(b) sets forth a complete and accurate description, with respect to each of the actions, suits, or proceedings with asserted liabilities in excess of, or that, if determined adversely, could reasonably be expected to result in liabilities in excess of, $5,000,000 that, as of the Closing Date, is pending or, to the Knowledge of Parent, threatened against a Loan Party or any of its Subsidiaries, of (i) the parties to such actions, suits, or proceedings, (ii) the nature of the dispute that is the subject of such actions, suits, or proceedings, (iii) the status, as of the Closing Date, with respect to such actions, suits, or proceedings, and (iv) whether any liability of the Loan Parties’ and their

          Subsidiaries in connection with such actions, suits, or proceedings is covered by insurance.
     4.8 Compliance with Laws. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.
     4.9 No Material Adverse Change. All historical financial statements relating to the Loan Parties and their Subsidiaries that have been delivered by Borrowers to Agent have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the Loan Parties’ and their Subsidiaries’ consolidated financial condition as of the date thereof and results of operations for the period then ended. Since March 31, 2009, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Change with respect to the Loan Parties and their Subsidiaries.
     4.10 Fraudulent Transfer.
          (a) Each Loan Party is Solvent.
          (b) No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.
     4.11 Employee Benefits. No Loan Party, none of their Subsidiaries, nor any of their ERISA Affiliates maintains or contributes to any Benefit Plan.
     4.12 Environmental Condition. Except as set forth on Schedule 4.12, (a) to Parent’s Knowledge, no Loan Party’s or its Subsidiaries’ properties or assets has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to Parent’s Knowledge, no Loan Party’s or its Subsidiaries’ properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) no Loan Party nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party or its Subsidiaries, and (d) no Loan Party nor any of its Subsidiaries nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.
     4.13 Intellectual Property. Each Loan Party and its Subsidiaries own, or hold licenses in, all trademarks, trade names, copyrights, patents, and licenses that are necessary to the conduct of its business as currently conducted, taken as a whole. Attached hereto as Schedule 4.13 (as updated from time to time) is a true, correct, and complete listing of all material registered trademarks, registered trade names, registered copyrights, registered patents, and licenses as to which Parent or one of its Subsidiaries is the owner or is an exclusive licensee; provided, however, that Borrowers may amend Schedule 4.13 to add or remove intellectual property on Schedule 4.13 by written notice to Agent on a quarterly basis as required in Schedule 5.2.
     4.14 Leases. Each Loan Party and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the applicable Loan Party or its Subsidiaries exists under any of them.
     4.15 Deposit Accounts and Securities Accounts. Set forth on Schedule 4.15 (as updated pursuant to the provisions of the Security Agreement from time to time) is a listing of all of the Loan Parties’ Deposit Accounts and

     Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.
     4.16 Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Projections that were most recently delivered to Agent (and were accepted by Agent) represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent Borrowers’ good faith estimate of the Loan Parties’ and their Subsidiaries future performance for the periods covered thereby based upon assumptions believed by Borrowers to be reasonable at the time of the delivery thereof to Agent (it being understood that such Projections are subject to uncertainties and contingencies, many of which are beyond the control of the Loan Parties and their Subsidiaries and no assurances can be given that such Projections will be realized and actual results may differ in a material manner from such Projections).
     4.17 Material Contracts. Set forth on Schedule 4.17 (as updated from time to time) is a list of the Material Contracts of each Loan Party and its Subsidiaries; provided, however, that Borrowers may amend Schedule 4.17 to add additional Material Contracts not included on Schedule 4.17 by written notice to Agent (which notice shall specify the additions to such schedule and provide a copy of such new Material Contracts) on a quarterly basis as required in Schedule 5.2. Except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or its Subsidiary and, to Parent’s Knowledge, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted by Section 6.7(b)), and (c) is not in default due to the action or inaction of the applicable Loan Party or its Subsidiary.
     4.18 Patriot Act. To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”). No part of the proceeds of the loans made hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.
     4.19 Indebtedness. Set forth on Schedule 4.19 is a true and complete list of all Indebtedness of each Loan Party and each of its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date.
     4.20 Payment of Taxes. Except as otherwise permitted under Section 5.5, all tax returns and reports of each Loan Party and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable. Each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP for all taxes not yet due and payable. No Borrower knows of any proposed tax assessment against a Loan Party or any of its Subsidiaries that is not being actively contested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. No Loan Party nor any of its Subsidiaries has ever been a party to any understanding or arrangement constituting a “tax shelter” within the meaning of Section 6662(d)(2)(C)(ii) of the IRC, or has ever “participated” in a “reportable transaction” or “listed transaction” within the meaning of Section 6707A(c) of the IRC, except as would not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Change.
     4.21 Margin Stock. No Loan Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the loans made to Borrowers will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of said Board of Governors.
     4.22 Governmental Regulation. No Loan Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.
     4.23 OFAC. No Loan Party nor any of its Subsidiaries is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC. No Loan Party nor any of its Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has more than 10% of its assets located in Sanctioned Entities, or (c) derives more than 10% of its revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. The proceeds of any Advance will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.
     4.24 Employee and Labor Matters. There is (i) no unfair labor practice complaint pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Parent or any of its Subsidiaries which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against Parent or any of its Subsidiaries, or (iii) to the Knowledge of Parent, no union representation question existing with respect to the employees of Parent or any of its Subsidiaries and no union organizing activity taking place with respect to any of the employees of Parent or any of its Subsidiaries. None of Parent or any of its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of Parent or its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. All material payments due from Parent or any of its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Borrower, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

4.25	[Intentionally Omitted]

4.26	[Intentionally Omitted]

4.27	[Intentionally Omitted]
     4.28 Eligible Accounts. As to each Account that is identified by Borrowers as an Eligible Account in a Borrowing Base Certificate submitted to Agent, such Account is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of Borrowers’ business, (b) owed to a Borrower without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (c) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts.
     4.29 Eligible Inventory. As to each item of Inventory that is identified by Borrowers as Eligible Inventory in a Borrowing Base Certificate submitted to Agent, such Inventory is (a) of good and merchantable quality, free from known defects, and (b) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Inventory.
     4.30 Locations of Inventory and Equipment. Except as described on Schedule 4.30(a), the Inventory and Equipment (other than vehicles or Equipment out for repair) of the Loan Parties are not stored with a bailee, warehouseman, or similar party and are located only at, or in-transit between, the locations identified on Schedule 4.30(b) (as such Schedule may be updated pursuant to Section 5.15).
     4.31 Inventory Records. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality, and quantity of its and its Subsidiaries’ Inventory and the book value thereof.
5. AFFIRMATIVE COVENANTS.
          Each Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, the Borrowers shall and shall cause each of their Subsidiaries to comply with each of the following:
     5.1 Financial Statements, Reports, Certificates. Deliver to Agent, with sufficient copies for the Lenders, each of the financial statements, reports, and other items set forth on Schedule 5.1 at the times specified therein. In addition, each Borrower agrees that no Subsidiary of a Loan Party will have a fiscal year different from that of Parent. In addition, Parent agrees to maintain a system of accounting that enables Parent to produce financial statements in accordance with GAAP. Each Loan Party shall also (a) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to its and its Subsidiaries’ sales, and (b) maintain its billing systems/practices as approved by Agent prior to the Closing Date and shall only make material modifications thereto with notice to, and with the consent of, Agent.
     5.2 Collateral Reporting. Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the reports set forth on Schedule 5.2 at the times specified therein. In addition, Borrowers agree to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.
     5.3 Existence. Except as otherwise permitted under Section 6.3, at all times maintain and preserve in full force and effect its existence (including being in good standing in its jurisdiction of organization) and all rights and franchises, licenses and permits material to its business; provided, however, that no Loan Party or any of its Subsidiaries shall be required to preserve any such right or franchise, licenses or permits if such Person’s board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Lenders.
     5.4 Maintenance of Properties. Maintain and preserve all of its assets that are necessary in the proper conduct of the business of Parent and its Subsidiaries, taken as a whole, in good working order and condition, ordinary wear, tear, and casualty excepted and Permitted Dispositions excepted, and comply with the material provisions of all material leases to which it is a party as lessee, so as to prevent the loss or forfeiture thereof, unless such provisions are the subject of a Permitted Protest.
     5.5 Taxes. Cause all assessments and taxes imposed, levied, or assessed against any Loan Party or its Subsidiaries, or any of their respective assets or in respect of any of its income, businesses, or franchises to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest and so long as, in the case of an assessment or tax that has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such assessment or tax. Parent will and will cause each of its Subsidiaries to make timely payment or deposit of all tax payments and withholding taxes required of it and them by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof reasonably satisfactory to Agent indicating that Parent and its Subsidiaries have made such payments or deposits.
     5.6 Insurance. At Borrowers’ expense, maintain insurance respecting each of the Loan Parties’ and their Subsidiaries’ assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrowers also shall maintain (with respect to each of the Loan Parties and their Subsidiaries) business interruption, general liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be with responsible and reputable insurance companies and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and in any event in amount, adequacy and scope reasonably satisfactory to Agent. All property insurance policies covering the Collateral are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard loss payable endorsement with a standard non contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of property and general liability insurance are to be delivered to Agent, with the loss payable (but only in respect of Collateral) and additional insured endorsements in favor of Agent and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation. If Borrowers fail to maintain such insurance, Agent may arrange for such insurance, but at Borrowers’ expense and without any responsibility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Borrowers shall give Agent prompt notice of any loss exceeding $1,000,000 covered by its casualty or business interruption insurance. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.
     5.7 Inspection. Permit Agent and each of its duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to conduct appraisals and valuations, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrowers provided, however, that so long as no Event of Default shall have occurred and be continuing, the Borrowers shall not be obligated to reimburse Agent for (a) more than 4 audits or field exams during any calendar year or (b) more than 2 appraisals of the Collateral during any calendar year.
     5.8 Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change.
     5.9 Environmental.
          (a) Keep any property either owned or operated by Parent or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens,
          (b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests,
          (c) promptly notify Agent of any release of which Parent has Knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by Parent or its Subsidiaries and take any Remedial Actions required to abate said release or otherwise to come into compliance, in all material respects, with applicable Environmental Law, and
          (d) promptly, but in any event within 5 Business Days of its receipt thereof, provide Agent with written notice of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of Parent or its Subsidiaries, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against Parent or its Subsidiaries, and (iii) notice of a violation, citation, or other administrative order under Environmental Laws which could reasonably be expected to result in a Material Adverse Change.
     5.10 Disclosure Updates. Promptly and in no event later than 5 Business Days after obtaining Knowledge thereof, notify Agent if any written information, exhibit, or report furnished to the Lender Group contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto.
     5.11 Formation of Subsidiaries; Yale as a Guarantor.
          (a) At the time that any Loan Party forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Closing Date other than an Immaterial Subsidiary, such Loan Party shall (a) within 10 days of such formation or acquisition cause any such new Subsidiary to provide to Agent a joinder to the Guaranty (or, at the election of Parent and so long as Agent receives a field examination of such Subsidiary and appraisal of the assets of such Subsidiary, in each case, in form and substance satisfactory to Agent, a joinder to this Agreement) and the Security Agreement, together with such other security documents, as well as appropriate financing statements, all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens) in and to the assets (other than Real Property and Equipment) of such newly formed or acquired Subsidiary); provided that the Guaranty, the Security Agreement, and such other security documents shall not be required to be provided to Agent with respect to any Subsidiary of Parent that is a CFC, (b) within 10 days of such formation or acquisition (or such later date as permitted by Agent in its sole discretion) provide to Agent a pledge agreement and appropriate certificates and powers or financing statements, hypothecating all of the direct or beneficial ownership interest in such new Subsidiary reasonably satisfactory to Agent; provided that only 65% of the total outstanding voting Stock of any first tier Subsidiary of any Loan Party that is a CFC and none of the total outstanding voting Stock of any other Subsidiary of such CFC shall be required to be pledged (which pledge, if reasonably requested by Agent, shall be governed by the laws of the jurisdiction of such Subsidiary), and (c) within 10 days of such formation or acquisition (or such later date as permitted by Agent in its sole discretion) provide to Agent all other documentation, including one or more opinions of counsel reasonably satisfactory to Agent, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall be a Loan Document.
          (b) Within 10 Business Days following the date that the Indebtedness of Yale owing pursuant to the Yale Loan Documents has been repaid in full, Parent agrees to cause Yale (a) to provide to Agent a joinder to the Guaranty and the Security Agreement, as well as appropriate financing statements, all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens) in and to the assets (other than Real Property and Equipment) of Yale, and (b) to provide to Agent all other documentation, including one or more opinions of counsel reasonably satisfactory to Agent, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 5.11 shall be a Loan Document.
     5.12 Further Assurances. At any time upon the reasonable request of Agent, execute or deliver to Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, mortgages, deeds of trust, opinions of counsel, and all other documents (collectively, the “Additional Documents”) that Agent may reasonably request in form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected or to better perfect Agent’s Liens in all of the assets (other than Real Property and Equipment) of Parent and its Subsidiaries (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents; provided that the foregoing shall not apply to any Subsidiary of any Loan Party that is a CFC. To the maximum extent permitted by applicable law, each of Borrowers authorize Agent to execute any such Additional Documents in the applicable Loan Party’s or its Subsidiary’s name, as applicable, and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In furtherance and not in limitation of the foregoing, each Loan Party shall take such actions as Agent may reasonably request from time to time to ensure that the Obligations are guarantied by the Guarantors and are secured by substantially all of the assets (other than Real Property and Equipment) of Parent and its Subsidiaries and all of the outstanding capital Stock of Parent’s Subsidiaries (subject to limitations contained in the Loan Documents with respect to CFCs).
     5.13 Lender Meetings. Within 90 days after the close of each fiscal year of Parent, at the request of Agent or of the Required Lenders and upon reasonable prior notice, hold a meeting (at a mutually agreeable location and time or, at the option of Agent, by conference call) with all Lenders who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of Parent and its Subsidiaries and the projections presented for the current fiscal year of Parent.
     5.14 Material Contracts. Contemporaneously with the delivery of each Compliance Certificate pursuant hereto, provide Agent with copies of (a) each Material Contract entered into since the delivery of the previous Compliance Certificate, and (b) each material amendment or modification of any Material Contract entered into since the delivery of the previous Compliance Certificate.
     5.15 Location of Inventory and Equipment. Keep each Loan Parties’ Inventory and Equipment (other than vehicles and Equipment out for repair) only at the locations identified on Schedule 4.30(a) or Schedule 4.30(b) and their chief executive offices only at the locations identified on Schedule 4.6(b); provided, however, that Borrowers may amend Schedule 4.30(a), Schedule 4.30(b) or Schedule 4.6(b) so long as such amendment occurs by written notice to Agent not less than 10 days prior to the date on which such Inventory or Equipment is moved to such new location or such chief executive office is relocated and so long as such new location is within the continental United States, and so long as, at the time of such written notification, Borrowers provide Agent a Collateral Access Agreement with respect thereto.
     5.16 Assignable Material Contracts. Use commercially reasonable efforts to ensure that any Material Contract entered into after the Closing Date by Parent or one of its Subsidiaries that generates or, by its terms, will generate revenue, permits the assignment of such agreement (and all rights of Parent or such Subsidiary, as applicable, thereunder) to Parent’s or such Subsidiary’s lenders or an agent for any lenders (and any transferees of such lenders or such agent, as applicable).
6. NEGATIVE COVENANTS.
          Each Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, the Borrowers will not and will not permit any of their Subsidiaries to do any of the following:
     6.1 Indebtedness. Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness.
     6.2 Liens. Create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.
     6.3 Restrictions on Fundamental Changes.
          (a) Other than in order to consummate a Permitted Acquisition, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock, except for (i) any merger between Loan Parties, provided that a Borrower must be the surviving entity of any such merger to which a Borrower is a party, (ii) any merger between Loan Parties and Subsidiaries of Parent that are not Loan Parties so long as such Loan Party is the surviving entity of any such merger, and (iii) any merger between Subsidiaries of Parent that are not Loan Parties,
          (b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation or dissolution of non-operating Subsidiaries of Parent with nominal assets and nominal liabilities, (ii) the liquidation or dissolution of a Loan Party (other than any Borrower) or any of its wholly-owned Subsidiaries so long as all of the assets (including any interest in any Stock) of such liquidating or dissolving Loan Party or Subsidiary are transferred to a Loan Party that is not liquidating or dissolving, or (iii) the liquidation or dissolution of a Subsidiary of a Borrower that is not a Loan Party (other than any such Subsidiary the Stock of which (or any portion thereof) is subject to a Lien in favor of Agent) so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Subsidiary of a Borrower that is not liquidating or dissolving, or
          (c) Suspend or go out of a substantial portion of its or their business, except as permitted pursuant to clauses (a) or (b) above or in connection with the transactions permitted pursuant to Section 6.4.

     6.4 Disposal of Assets. Other than Permitted Dispositions, Permitted Investments, or transactions permitted by Sections 6.3 and 6.11, convey, sell, lease, license, assign, transfer, or otherwise dispose of (or enter into an agreement to convey, sell, lease, license, assign, transfer, or otherwise dispose of) any of Parent’s or its Subsidiaries assets.
     6.5 Change Name. Change Parent’s or any of its Subsidiaries’ name, organizational identification number, state of organization or organizational identity; provided, however, that Parent or any of its Subsidiaries may change their names upon at least 10 days prior written notice to Agent of such change.
     6.6 Nature of Business. Make any change in the nature of its or their business as described in Schedule 6.6 or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided that Parent and its Subsidiaries may engage in any business that is reasonably related or ancillary to its or their business.
     6.7 Prepayments and Amendments.
          (a) Except in connection with Refinancing Indebtedness permitted by Section 6.1,
               (i) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Parent or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, and (B) Permitted Intercompany Advances,
               (ii) make any payment on account of Indebtedness that has been contractually subordinated in right of payment if such payment is not permitted at such time under the subordination terms and conditions, or
          (b) Directly or indirectly, amend, modify, or change any of the terms or provisions of
               (i) any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness, unless such amendment, modification, or change would satisfy the restrictions set forth in the definition of Refinancing Indebtedness if, instead of being amended, modified, or changed the subject Indebtedness was being refinanced, renewed, or extended (without regard to whether such amendment, modification or change would actually constitute a refinancing, renewal or extension of such Indebtedness),
               (ii) any Material Contract except to the extent that such amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders, or
               (iii) the Governing Documents of any Loan Party or any of its Subsidiaries if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders.
     6.8 Change of Control. Cause, permit, or suffer, directly or indirectly, any Change of Control.
     6.9 Restricted Junior Payments. Make any Restricted Junior Payment; provided, however, that, so long as it is permitted by law,
          (a) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the proposed redemption of Parent’s Stock is in full compliance with applicable law (including the Delaware General Corporation Law and the California Corporations Code, to the extent applicable) and the constituent documents of Parent, (iii) Excess Availability plus Qualified Cash of Parent and its Subsidiaries before and immediately after giving effect to the proposed redemption of Parent’s Stock is greater than $100,000,000, (iv) on a pro forma basis after giving effect to any such proposed redemption, Excess Availability plus Qualified Cash of Parent and its Subsidiaries is projected to be in excess of $100,000,000 at all times during the 12 month period ended one year after the proposed date of such proposed redemption, (v) Parent was in compliance with the financial covenant (but only if such financial covenant was required to be satisfied during such period as a result of the commencement or existence of a Financial Covenant Period) set forth in Section 7.1 of the Agreement (calculated after giving pro forma effect to any such proposed redemption as though such proposed redemption were consummated on the last day of such period and calculated based upon Parent’s most recently ended four fiscal quarter period for which internal financial statements are available) for the four fiscal quarter period immediately preceding the date on which such proposed redemption is proposed to be made, (vi) Borrowers shall have delivered to Agent updated projections and calculations evidencing the satisfaction of the conditions precedent set forth in clauses (iii), (iv), and (v) of this Section 6.9(a), in each case, in form and substance satisfactory to Agent, and (vii) if the aggregate amount of redemptions made pursuant to this Section 6.9(a), together with the amount of dividends declared, paid, or made pursuant to Section 6.9(b), in each case, since the Closing Date, would exceed $50,000,000 after giving effect to such proposed redemption, if requested or required by Agent in its discretion, Agent shall have received an appraisal of Borrowers’ Inventory by an appraiser selected by Agent and conducted a field exam with respect to Borrowers’ Accounts, in each case, within the ninety day period immediately preceding the date of any such proposed redemption, Parent may make redemptions of its Stock, and
          (b) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the proposed declaration and payment of dividends on account of Parent’s Stock is in full compliance with applicable law (including the Delaware General Corporation Law and the California Corporations Code, to the extent applicable) and the constituent documents of Parent, (iii) Excess Availability plus Qualified Cash of Parent and its Subsidiaries both before and immediately after giving effect to the proposed declaration and payment of dividends on account of Parent’s Stock is greater than $100,000,000, (iv) on a pro forma basis after giving effect to any such proposed declaration or payment of dividends on account of Parent’s Stock, Excess Availability plus Qualified Cash of Parent and its Subsidiaries is projected to be in excess of $100,000,000 at all times during the 3 month period ended immediately after the proposed date of such declaration or payment, (v) Parent’s pro forma Fixed Charge Coverage Ratio (calculated after giving pro forma effect to any such proposed declaration or payment as though such proposed declaration or payment were consummated on the last day of such period and calculated based upon Parent’s most recently ended four fiscal quarter period for which internal financial statements are available) for the four fiscal quarter period immediately preceding the date on which such dividend is proposed to be made was not less than 1.10 to 1.00, (vi) on a pro forma basis after giving effect to any such proposed declaration or payment, Parent is projected to have a Fixed Charge Coverage Ratio (calculated after giving effect to any such proposed declaration or payment and measured on a four fiscal quarter period basis) of not less than 1.10 to 1.00 for each of the four fiscal quarters ended immediately after the proposed date of such declaration or payment, (vii) Borrowers shall have delivered to Agent updated projections and calculations evidencing the satisfaction of the conditions precedent set forth in clauses (iii), (iv), (v), and (vi) of this Section 6.9(b), in each case, in form and substance satisfactory to Agent, and (viii) if the aggregate amount of dividends declared, paid, or made pursuant to this Section 6.9(b), together with the amount of redemptions of Stock of Parent made pursuant to Section 6.9(a), in each case, since the Closing Date, would exceed $50,000,000 after giving effect to such proposed declaration or payment, if requested or required by Agent in its discretion, Agent shall have received an appraisal of Borrowers’ Inventory by an appraiser selected by Agent and conducted a field exam with respect to Borrowers’ Accounts, in each case, within the ninety day period immediately preceding the date of any such declaration or payment, Parent may declare and pay dividends on account of Parent’s Stock in an aggregate amount not to exceed $10,000,000 during any fiscal year.
     6.10 Accounting Methods. Modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP).
     6.11 Investments. Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that (other than (a) an aggregate amount of not more than $250,000 at any one time, in the case of Parent and its Subsidiaries (other than those Subsidiaries that are CFCs), and (b) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for Parent’s or its Subsidiaries’ employees, Parent and its Domestic Subsidiaries shall not have Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Parent or its Domestic Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (and further establish) Agent’s Liens in such Permitted Investments. Subject to the foregoing proviso, Parent shall not and shall not permit its Domestic Subsidiaries to establish or maintain any Deposit Account or Securities Account unless Agent shall have received a Control Agreement in respect of such Deposit Account or Securities Account.
     6.12 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of Parent or any of its Subsidiaries except for:

          (a) transactions described on Schedule 6.12,
          (b) transactions between or among any Loan Parties,
          (c) transactions (other than the payment of management, consulting, monitoring, or advisory fees) between Parent or its Subsidiaries, on the one hand, and any Affiliate of Parent or its Subsidiaries, on the other hand, so long as such transactions (i) are fully disclosed to Agent prior to the consummation thereof, if they involve one or more payments by Parent or its Subsidiaries in excess of $1,000,000 for any single transaction or series of related transactions, and (ii) are no less favorable, taken as a whole, to Parent or its Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate,
          (d) so long as it has been approved by Parent’s Board of Directors or a Subsidiary’s board of directors, as applicable, in accordance with applicable law, any indemnity provided for the benefit of directors and officers of Parent or any Subsidiaries, as applicable,
          (e) so long as it has been approved by Parent’s Board of Directors, the payment of reasonable fees, compensation, or employee benefit arrangements to employees, officers, and outside directors of Parent in the ordinary course of business and in accordance with past practices, and
          (f) transactions permitted by Section 6.3 or Section 6.9, any Permitted Intercompany Advance or Permitted Indebtedness (solely to the extent it consist of a Permitted Intercompany Advance).
     6.13 Use of Proceeds. Use the proceeds of the Advances for any purpose other than (a) on the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest, and accrued fees and expenses owing under or in connection with the Existing Credit Facility, and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, to finance the ongoing general corporate needs of Borrowers and consummate any transaction permitted by Section 6.9.
     6.14 Inventory and Equipment with Bailees. Except as described on Schedule 4.30(a), store the Inventory or Equipment of Parent or its Subsidiaries at any time now or hereafter with a bailee, warehouseman, or similar party.
7. FINANCIAL COVENANT.
     7.1 Fixed Charge Coverage Ratio. Each Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Parent will have a Fixed Charge Coverage Ratio, measured on a four fiscal quarter basis, (a) as of the end of the fiscal quarter ended immediately preceding the date on which any Financial Covenant Period commences, (b) as of the end of each fiscal quarter ended during such Financial Covenant Period, and (c) as of the end of each fiscal quarter during which any Financial Covenant Period was in effect, in each case, of at least 1.1:1.0.
8. EVENTS OF DEFAULT.
          Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:
     8.1 If Borrowers fail to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of 3 Business Days, or (b) all or any portion of the principal of the Obligations;
     8.2 If any Loan Party or any of its Subsidiaries:

          (a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 3.6, 5.1, 5.2 (other than with respect to any of clauses (a) through (r) of Schedule 5.2), 5.3 (solely if any Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if Borrowers refuse to allow Agent or its representatives or agents to visit Borrowers’ properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrowers’ affairs, finances, and accounts with officers and employees of Borrowers), 5.10, 5.11, or 5.14 of this Agreement, (ii) Sections 6.1 through 6.16 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 6 of the Security Agreement;
          (b) fails to perform or observe any covenant or other agreement contained in Section 5.2 (solely with respect to any of clauses (a) through (r) of Schedule 5.2) of this Agreement and such failure continues for a period of 5 days;
          (c) fails to perform or observe any covenant or other agreement contained in any of Sections 5.3 (other than if any Borrower is not in good standing in its jurisdiction of organization), 5.5, 5.8, and 5.15 of this Agreement and such failure continues for a period of 10 days after the earlier of (i) the date on which Parent shall first have Knowledge of any such failure or (ii) the date on which written notice thereof is given to Borrowers by Agent; or
          (d) fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of 30 days after the earlier of (i) the date on which Parent shall first have Knowledge of any such failure or (ii) the date on which written notice thereof is given to Borrowers by Agent;
     8.3 If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $5,000,000, or more (except to the extent fully covered by insurance) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of 30 consecutive days at any time after the entry of any such judgment, order, or award during which (i) the same is not discharged or satisfied, or (ii) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award;
     8.4 If an Insolvency Proceeding is commenced by a Loan Party or any of its Subsidiaries;
     8.5 If an Insolvency Proceeding is commenced against a Loan Party or any of its Subsidiaries and any of the following events occur: (a) such Loan Party or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Loan Party or its Subsidiary, or (e) an order for relief shall have been issued or entered therein;
     8.6 If the Loan Parties and their Subsidiaries, taken as a whole, are (a) enjoined, restrained, or in any way prevented by court order from continuing to conduct all or substantially all of their business affairs, or (b) are enjoined, restrained, or in any way prevented by court order from conducting the business of designing, manufacturing, distributing or selling footwear under the Skechers brand name;
     8.7 If there is a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more third Persons relative to a Loan Party’s or any of its Subsidiaries’ Indebtedness involving an aggregate amount of $5,000,000 or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder;
     8.8 If any warranty, representation, statement, or Record made herein or in any other Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof;

     8.9 If the obligation of any Guarantor under the Guaranty is limited or terminated by operation of law or by such Guarantor;
     8.10 If the Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral covered thereby, except (a) as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement or (b) as the result of an action or failure to act on the part of Agent; or
     8.11 The validity or enforceability of any Loan Document (other than any Bank Product Agreement) shall at any time for any reason (other than solely as the result of an action or failure to act on the part of Agent) be declared to be null and void (other than any provision of any Loan Document that if declared to be null and void would not (a) if such Loan Document is a Security Agreement or other Loan Document pursuant to which Agent is granted a Lien, interfere with the practical realization of the Liens afforded thereby or (b) result in the failure of any member of the Lender Group or any Bank Product Provider to derive the principal benefits of such Loan Document), or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or its Subsidiaries shall deny that such Loan Party or its Subsidiaries has any liability or obligation purported to be created under any Loan Document.
9. RIGHTS AND REMEDIES.
     9.1 Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall, in each case by written notice to Borrowers and in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following on behalf of the Lender Group:
          (a) declare the Obligations, whether evidenced by this Agreement or by any of the other Loan Documents immediately due and payable, whereupon the same shall become and be immediately due and payable, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrowers; and
          (b) declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with any obligation of any Lender hereunder to make Advances and the obligation of any Issuing Lender to issue Letters of Credit.
The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrowers or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations then outstanding, together with all accrued and unpaid interest thereon and all fees and all other amounts due under this Agreement and the other Loan Documents, shall automatically and immediately become due and payable, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by each Borrower.
     9.2 Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.
10. WAIVERS; INDEMNIFICATION.
     10.1 Demand; Protest; etc. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Borrower may in any way be liable.

     10.2 The Lender Group’s Liability for Collateral. Each Borrower hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrowers.
     10.3 Indemnification. Borrowers shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons, and each Participant (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided that Borrowers shall not be liable for costs and expenses (including attorneys fees) of any Lender (other than WFF) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Parent’s and its Subsidiaries’ compliance with the terms of the Loan Documents (other than disputes solely between the Lenders), (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by any Borrower or any of its Subsidiaries or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of any Borrower or any of its Subsidiaries (each and all of the foregoing, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, Borrowers shall have no obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrowers were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrowers with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.
11. NOTICES.
          Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile. In the case of notices or demands to Administrative Borrower, any Borrower or Agent, as the case may be, they shall be sent to the respective address set forth below:

If to Administrative	SKECHERS U.S.A., INC.
Borrower or any other Borrower:
228 Manhattan Beach Blvd.
Manhattan Beach, CA 90266
Attn: Philip Paccione
Fax No.: 310-406-0160

with copies to:	IRELL & MANELLA
1880 Avenue of the Stars, Suite 900
Los Angeles, CA 90067
Attn: Ede Ibekwe, Esq.
Fax No.: (310) 556-5350

If to Agent:	WELLS FARGO FOOTHILL, LLC
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Attn: Business Finance Division Manager
Fax No.: 310-453-7413

with copies to:	PAUL, HASTINGS, JANOFSKY & WALKER LLP
515 S. Flower Street
Twenty-fifth Floor
Los Angeles, CA 90071
Attn: John Francis Hilson, Esq.
Fax No.: 213-996-6300
          Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment).
12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.
          (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b).
          (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

13. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.
     13.1 Assignments and Participations.
          (a) With the prior written consent of Administrative Borrower, which consent of Administrative Borrower shall not be unreasonably withheld, delayed or conditioned, and shall not be required (1) if an Event of Default has occurred and is continuing, and (2) in connection with an assignment to a Person that is a Lender or an Affiliate (other than individuals) of a Lender and with the prior written consent of Agent, which consent of Agent shall not be unreasonably withheld, delayed or conditioned, and shall not be required in connection with an assignment to a Person that is a Lender or an Affiliate (other than individuals) of a Lender, any Lender may assign and delegate to one or more assignees (each, an “Assignee”; provided, however, that no Loan Party, Affiliate of a Loan Party, Equity Sponsor, or Affiliate of Equity Sponsor shall be permitted to become an Assignee) all or any portion of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount (unless waived by Agent) of $10,000,000 (except such minimum amount shall not apply to (x) an assignment or delegation by any Lender to any other Lender or an Affiliate of any Lender or (y) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $10,000,000); provided, however, that Borrowers and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrowers and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Administrative Borrower and Agent an Assignment and Acceptance and Agent has notified the assigning Lender of its receipt thereof in accordance with Section 13.1(b), and (iii) unless waived by Agent, the assigning Lender or Assignee has paid to Agent for Agent’s separate account a processing fee in the amount of $3,500.
          (b) From and after the date that Agent notifies the assigning Lender (with a copy to Administrative Borrower) that it has received an executed Assignment and Acceptance and, if applicable, payment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided, however, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 15 and Section 17.9(a).
          (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.
          (d) Immediately upon Agent’s receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
          (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a “Participant”) participating interests in all or any portion of its Obligations, its Commitment, and the other rights and interests of that Lender (the “Originating Lender”) hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrowers, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrowers, the Collections of any Borrower or its Subsidiaries, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.
          (f) In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, a Lender may, subject to the provisions of Section 17.9, disclose all documents and information which it now or hereafter may have relating to Parent and its Subsidiaries and their respective businesses.
          (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.
          (h) Agent (as a non-fiduciary agent on behalf of Borrowers) shall maintain, or cause to be maintained, a register (the “Register”) on which it enters the name and address of each Lender as the registered owner of the Advances (and the principal amount thereof and stated interest thereon) held by such Lender (each, a “Registered Loan”). Other than in connection with an assignment by a Lender of all or any portion of its portion of the Advances to an Affiliate of such Lender or a Related Fund of such Lender (i) a Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide) and (ii) any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any evidencing the same),

          Borrowers shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of any assignment by a Lender of all or any portion of the Advances to an Affiliate of such Lender or a Related Fund of such Lender, and which assignment is not recorded in the Register, the assigning Lender, on behalf of Borrowers, shall maintain a register comparable to the Register.
          (i) In the event that a Lender sells participations in the Registered Loan, such Lender, as a non-fiduciary agent on behalf of Borrowers, shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the “Participant Register”). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.
          (j) Agent shall make a copy of the Register (and each Lender shall make a copy of its Participant Register in the extent it has one) available for review by Borrowers from time to time as Borrowers may reasonably request.
     13.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrowers may not assign this Agreement or any rights or duties hereunder without the Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by Borrowers is required in connection with any such assignment.
14. AMENDMENTS; WAIVERS.
     14.1 Amendments and Waivers.
          (a) No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than Bank Product Agreements or the Fee Letter), and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and each Borrower and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and each Borrower, do any of the following:
               (i) increase the amount of or extend the expiration date of any Commitment of any Lender,
               (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,
               (iii) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except (y) in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders), and (z) that any amendment or modification of defined terms used in the financial covenant in this Agreement shall not constitute a reduction in the rate of interest or a reduction of fees for purposes of this clause (iii)),
               (iv) amend or modify this Section or any provision of this Agreement providing for consent or other action by all Lenders,
               (v) other than as permitted by Section 15.11, release Agent’s Lien in and to any of the Collateral,
               (vi) change the definition of “Required Lenders” or “Pro Rata Share”,
               (vii) except as provided in the last sentence of Section 15.11(a), contractually subordinate any of Agent’s Liens,

               (viii) other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release any Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by any Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents,
               (ix) amend any of the provisions of Section 2.3(d), Section 2.4(b)(i) or (ii), or Section 2.4(e) or (f),
               (x) amend Section 13.1(a) to permit a Loan Party, an Affiliate of a Loan Party, Equity Sponsor, or an Affiliate of Equity Sponsor to be permitted to become an Assignee, or
               (xi) change the definition of Borrowing Base or any of the defined terms (including the definitions of Dilution Reserve, Eligible Accounts, Eligible In-Transit Inventory, Eligible Landed Inventory, Net Liquidation Percentage, and Seasonal Inventory Limitation) that are used in such definition to the extent that any such change results in more credit being made available to Borrowers based upon the Borrowing Base, but not otherwise, or the definition of Maximum Revolver Amount, or change Section 2.1(c).
          (b) No amendment, waiver, modification, or consent shall amend, modify, or waive (i) the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrowers (and shall not require the written consent of any of the Lenders), and (ii) any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrowers, and the Required Lenders,
          (c) No amendment, waiver, modification, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to any Issuing Lender, or any other rights or duties of Issuing Lender under this Agreement or the other Loan Documents, without the written consent of such Issuing Lender, Agent, Borrowers, and the Required Lenders,
          (d) No amendment, waiver, modification, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Swing Lender, or any other rights or duties of Swing Lender under this Agreement or the other Loan Documents, without the written consent of Swing Lender, Agent, Borrowers, and the Required Lenders,
          (e) Anything in this Section 14.1 to the contrary notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Parent and its Subsidiaries, shall not require consent by or the agreement of any Borrower.
          (f) Anything in this Section 14.1 to the contrary notwithstanding, Agent and the Borrowers may (without the consent of any Lender) amend or supplement this Agreement to cure any ambiguity, defect or inconsistency or to make a modification of a minor, consistency or technical nature or to correct a manifest error.
     14.2 Replacement of Certain Lenders.
          (a) If (i) any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders and if such action has received the consent, authorization, or agreement of the Required Lenders but not all of the Lenders or (ii) any Lender makes a claim for compensation under Section 16, then Borrowers or Agent, upon at least 5 Business Days prior irrevocable notice, may permanently replace any Lender (a “Holdout Lender”) that failed to give its consent, authorization, or agreement or made a claim for compensation (a “Tax Lender”) with one or more Replacement Lenders, and the Holdout Lender or Tax Lender, as applicable, shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender or Tax Lender, as applicable, shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

          (b) Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Letters of Credit) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 13.1. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender’s Pro Rata Share of Advances and to purchase a participation in each Letter of Credit and Acceptance, as applicable, in an amount equal to its Pro Rata Share of such Letters of Credit and Acceptance, as applicable.
     14.3 No Waivers; Cumulative Remedies. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by each Borrower of any provision of this Agreement. Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.
15. AGENT; THE LENDER GROUP.
     15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints WFF as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 15. The provisions of this Section 15 are solely for the benefit of Agent and the Lenders, and Parent and its Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word “Agent” is for convenience only, that WFF is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections of Parent and its Subsidiaries, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections of Parent and its Subsidiaries as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections of Parent and its Subsidiaries, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Parent or its Subsidiaries, the Obligations, the Collateral, the Collections of Parent and its Subsidiaries, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents. Each Lender hereby acknowledges and agrees that it has reviewed the provisions of the Flow of Funds Agreement, agrees to be bound by the terms thereof, and designates and irrevocably authorizes Agent to execute and deliver the Flow of Funds Agreement on its behalf.

     15.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.
     15.3 Liability of Agent. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Parent or any of its Subsidiaries or Affiliates, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Parent or its Subsidiaries or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of Parent or its Subsidiaries.
     15.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the requisite Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.
     15.5 Notice of Default or Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrowers referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.” Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 15.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.
     15.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Parent and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons. Each Lender acknowledges that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender with any credit or other information with respect to Borrowers, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent’s or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agreement.
     15.7 Costs and Expenses; Indemnification. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrowers are obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from the Collections of Parent and its Subsidiaries received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses by Parent or its Subsidiaries, each Lender hereby agrees that it is and shall be obligated to pay to Agent such Lender’s Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender’s Pro Rata Share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.
     15.8 Agent in Individual Capacity. WFF and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Parent and its Subsidiaries and Affiliates and any other Person party to any Loan Document as though WFF were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, WFF or its Affiliates may receive information regarding Parent or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Parent or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include WFF in its individual capacity.
     15.9 Successor Agent. Agent may resign as Agent upon 30 days prior written notice to the Lenders (unless such notice is waived by the Required Lenders) and Borrowers (unless such notice is waived by Borrowers). If Agent resigns under this Agreement, the Required Lenders shall be entitled to, with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent for the Lenders. If, at the time that Agent’s resignation is effective, it is acting as an Issuing Lender or the Swing Lender, such resignation shall also operate to effectuate its resignation as an Issuing Lender or the Swing Lender, as applicable, and it shall automatically be relieved of any further obligation to issue Letters of Credit or make Swing Loans. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders and Borrowers, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required

     Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned). In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.
     15.10 Lender in Individual Capacity; Joint Lead Arrangers.
          (a) Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Parent and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Parent or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Parent or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them.
          (b) WFF and BOAS, in their respective capacities as “joint lead arrangers” shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than, with respect to WFF only, those applicable to WFF in its capacities as a Lender, Agent, Swing Lender, or an Issuing Lender. Without limiting the foregoing, WFF and BOAS, in their respective capacities as “joint lead arrangers” shall not have or be deemed to have any fiduciary relationship with any Loan Party or with any Lender. BOA, in its capacity as “syndication agent” shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to it in its capacity as a Lender or as an Issuing Lender. Without limiting the foregoing, BOA, in its capacity as “syndication agent” shall not have or be deemed to have any fiduciary relationship with any Loan Party or with any Lender. Each Lender acknowledges that it has not relied upon, and will not rely upon, WFF, BOAS, or BOA in deciding to enter into this Agreement or in taking or not taking action hereunder.
     15.11 Collateral Matters.
          (a) The Lenders hereby irrevocably authorize Agent to release any Lien on any Collateral or otherwise consent to the disposition thereof free of the Lien created by the Loan Documents (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrowers certify to Agent that the sale or disposition is permitted under Section 6.4 or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which Parent or its Subsidiaries owned no interest at the time Agent’s Lien was granted nor at any time thereafter, or (iv) constituting property leased to Parent or its Subsidiaries under a lease that has expired or is terminated in a transaction permitted under this Agreement. The Lenders hereby irrevocably authorize Agent, based upon the instruction of the Required Lenders, to credit bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted by Agent under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code, or at any other sale or foreclosure conducted by Agent (whether by judicial action or otherwise) in accordance with applicable law. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of Collateral having an aggregate book value in excess of $75,000,000 during any calendar year, all of the Lenders, or (z) otherwise, the Required

          Lenders; provided, however, that nothing in clause (y) of this sentence shall be deemed to restrict or limit the enforcement rights or remedies of Agent with respect to the Collateral under this Agreement or any other Loan Document that arise as a result of an Event of Default. Upon request by Agent or Borrowers at any time, the Lenders will confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent’s opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrowers in respect of) all interests retained by Borrowers, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. The Lenders further hereby irrevocably authorize Agent to subordinate any Lien granted to or held by Agent under any Loan Document to the holder of any Permitted Lien on such property if such Permitted Lien secures Permitted Purchase Money Indebtedness.
          (b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Parent or its Subsidiaries or is cared for, protected, or insured or has been encumbered, or that Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.
     15.12 Restrictions on Actions by Lenders; Sharing of Payments.
          (a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender to Parent or its Subsidiaries or any deposit accounts of Parent or its Subsidiaries now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Borrower or any Guarantor or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.
          (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender’s Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.
     15.13 Agency for Perfection. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions.
     15.14 Payments by Agent to the Lenders. All payments to be made by Agent to the Lenders shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations.
     15.15 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.
     15.16 Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information. By becoming a party to this Agreement, each Lender:
          (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report respecting Parent or its Subsidiaries (each a “Report” and collectively, “Reports”) prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports,
          (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,
          (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Parent and its Subsidiaries and will rely significantly upon Parent’s and its Subsidiaries’ books and records, as well as on representations of any Borrower’s personnel,
          (d) agrees to keep all Reports and other material, non-public information regarding Parent and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 17.9, and
          (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Borrowers, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.
In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Parent or its Subsidiaries to Agent that has not been contemporaneously provided by Parent or such Subsidiary to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Parent or its Subsidiaries, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender’s notice to Agent, whereupon Agent promptly shall request of Borrowers the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Parent or such Subsidiary, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrowers a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.
     15.17 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other

     Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to Borrowers or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.
16. WITHHOLDING TAXES.
          (a) All payments made by Borrowers hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense. In addition, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes, and in the event any deduction or withholding of Taxes is required, Borrowers shall comply with the next sentence of this Section 16(a). If any Taxes are so levied or imposed, Borrowers agree to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 16(a) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrowers shall not be required to increase any such amounts if the increase in such amount payable results from Agent’s or such Lender’s own willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction). Borrowers will furnish to Agent as promptly as possible after the date the payment of any Tax is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrowers.
          (b) Borrowers agree to pay any present or future stamp, value added or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery, performance, recordation, or filing of, or otherwise with respect to this Agreement or any other Loan Document, if any.
          (c) If a Lender or Participant is entitled to claim an exemption or reduction from United States withholding tax, such Lender or Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) one of the following before receiving its first payment under this Agreement:
               (i) if such Lender or Participant is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the Lender or Participant, signed under penalty of perjury, that it is not a (I) a “bank” as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of any Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to any Borrower within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN or Form W-8IMY (with proper attachments);
               (ii) if such Lender or Participant is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN;
               (iii) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W-8ECI;
               (iv) if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender or Participant serves as an intermediary, a properly completed and executed copy of IRS Form W-8IMY (with proper attachments); or
               (v) a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax.
Each Lender or Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.
          (d) If a Lender or Participant claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) any such form or forms, as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender or such Participant is legally able to deliver such forms, provided, however, that nothing in this Section 16(d) shall require a Lender or Participant to disclose any information that it deems to be confidential (including without limitation, its tax returns). Each Lender and each Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.
          (e) If a Lender or Participant claims exemption from, or reduction of, withholding tax and such Lender or Participant sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrowers to such Lender or Participant, such Lender or Participant agrees to notify Agent (or, in the case of a sale of a participation interest, to the Lender granting the participation only) of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrowers to such Lender or Participant. To the extent of such percentage amount, Agent will treat such Lender’s or such Participant’s documentation provided pursuant to Section 16(c) or 16(d) as no longer valid. With respect to such percentage amount, such Participant or Assignee will provide new documentation, pursuant to Section 16(c) or 16(d), if applicable. Borrowers agree that each Participant shall be entitled to the benefits of this Section 16 with respect to its participation in any portion of the Commitments and the Obligations so long as such Participant complies with the obligations set forth in this Section 16 with respect thereto.
          (f) If a Lender or a Participant is entitled to a reduction in the applicable withholding tax, Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any interest payment to such Lender or such Participant an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by Section 16(c) or 16(d) are not delivered to Agent (or, in the case of a Participant, to the Lender granting the participation), then Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any interest payment to such Lender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax.
          (g) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent (or, in the case of a Participant, to the Lender granting the participation) did not properly withhold tax from amounts paid to or for the account of any Lender or any Participant due to a failure on the part of the Lender or any Participant (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent (or such Participant failed to notify the Lender granting the participation) of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless (or, in the case of a Participant, such Participant shall indemnify and hold the Lender granting the participation harmless) for all amounts paid, directly or indirectly, by Agent (or, in the case of a Participant, to the Lender granting the participation), as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent (or, in the case of a Participant, to the Lender granting the participation only) under this Section 16, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders and the Participants under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.
          (h) If Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by Borrowers or with respect to which Borrowers have paid additional amounts pursuant to this Section 16, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund to Borrowers (but only to the extent of payments made, or additional amounts paid, by Borrowers under this Section 16 with respect to Taxes giving rise to such a refund), net of all out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such a refund); provided, that Borrowers, upon the request of Agent or such Lender, agree to repay the amount paid over to Borrowers (plus any penalties, interest or other charges, imposed by the relevant Governmental Authority, other than such penalties, interest or other charges imposed as a result of the willful misconduct or gross negligence of Agent hereunder) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything in this Agreement to the contrary, this Section 16 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to Borrowers or any other Person.
17. GENERAL PROVISIONS.
     17.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by each Borrower, Agent, and each Lender whose signature is provided for on the signature pages hereof.
     17.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
     17.3 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or any Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
     17.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
     17.5 Bank Product Providers. Each Bank Product Provider shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom Agent is acting. Agent hereby agrees to act as a non-fiduciary agent for such Bank Product Providers and, by virtue of providing a Bank Product that qualifies as Bank Product Obligations pursuant to the requirements of the proviso set forth in the definition of Bank Product Obligations, each Bank Product Provider shall be automatically deemed to have appointed Agent as its non-fiduciary agent; it being understood and agreed that the rights and benefits of each Bank Product Provider under the Loan Documents consist exclusively of such Bank Product Provider’s being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to Agent and the right to share in payments and collections out of the Collateral as more fully set forth herein and in any Bank Product Provider Letter Agreement. In connection with any such distribution of payments and collections, Agent shall be entitled to assume no amounts are due and payable to any Bank Product Provider unless such Bank Product Provider has notified Agent in writing of the amount of any such liability owed to it prior to such distribution.
     17.6 Debtor-Creditor Relationship. The relationship between the Lenders and Agent, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein.
     17.7 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.
     17.8 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by any Borrower or Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be asserted, or declared, to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (each, a “Voidable Transfer”), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of each Borrower or Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.
     17.9 Confidentiality.
          (a) Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding Parent and its Subsidiaries, their operations, assets, and existing and contemplated business plans (“Confidential Information”) shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group (“Lender Group Representatives”), (ii) to Subsidiaries and Affiliates of any member of the Lender Group (including the Bank Product Providers), provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 17.9, (iii) as may be required by regulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrowers with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrowers pursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance by Borrowers or as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, provided, that, (x) prior to any disclosure under this clause (v) the disclosing party agrees to provide Borrowers with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrowers pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause (v) shall be limited to the portion of the Confidential Information as may be required by such governmental authority pursuant to such subpoena or other legal process, (vi) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders or the Lender Group Representatives), (vii) in connection with any assignment, participation or pledge of any Lender’s interest under this Agreement, provided that any such assignee, participant, or pledgee shall have agreed in writing to receive such information hereunder subject to the terms of this Section, (viii) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; provided, that, prior to any disclosure to any Person (other than any Loan Party, Agent, any Lender, any of their respective Affiliates, or their respective counsel) under this clause (viii) with respect to litigation involving any Person (other than Borrowers, Agent, any Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Borrowers with prior notice thereof, and (ix) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document.
          (b) Anything in this Agreement to the contrary notwithstanding, Agent may provide information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services.
     17.10 Lender Group Expenses. Borrowers agree to pay any and all Lender Group Expenses promptly after demand therefor by Agent and agrees that its obligations contained in this Section 17.10 shall survive payment or satisfaction in full of all other Obligations.
     17.11 USA PATRIOT Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies Borrowers, which information includes the name and address of Borrowers and other information that will allow such Lender to identify Borrowers in accordance with the Patriot Act.
     17.12 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.
     17.13 Parent as Agent for Borrowers. Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide Agent with all notices with respect to Advances and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Advances and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrowers in order to utilize the collective borrowing powers of Borrowers in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Lender Group to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Borrower or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of Borrowers as herein provided, (b) the Lender Group’s relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Lender Group hereunder or under the other Loan Documents, except that Borrowers will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section 17.13 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be.
     17.14 Tendered Currency. If for any reason it is necessary to convert any funds tendered to Agent into or from any currency other than Dollars (such other currency being hereinafter referred to as the “Tendered Currency”), the rate of exchange used shall be the Exchange Rate on the Business Day preceding that on which such other currency is tendered to the Agent. The obligation of each Borrower in respect of any such sum due from it to any Agent or any member of the Lender Group hereunder shall, notwithstanding any tender or any judgment in such Tendered Currency, be discharged only to the extent that Agent, in accordance with its customary or other reasonable procedures, purchases Dollars with the Tendered Currency so received. If the amount of Dollars so purchased is less than the sum originally due to Agent or any other member of the Lender Group, as applicable, in Dollars, each Borrower agrees, as a separate obligation and notwithstanding any judgment, to indemnify the Agents and the Lender Group against such loss, and if the Dollars so purchased exceed the sum originally due to Agent or any member of the Lender Group in Dollars, such Agent or such member of the Lender Group, as applicable, agrees to remit to such Borrower such excess.
[Signature pages to follow.]
        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

SKECHERS U.S.A., INC.,
a Delaware corporation, as a Borrower
By:	/s/ Frederick Schneider
Name:	Frederick Schneider
Title:	Chief Financial Officer

SKECHERS U.S.A., INC. II,
a Delaware corporation, as a Borrower
By:	/s/ David Weinberg
Name:	David Weinberg
Title:	Chief Financial Officer

SKECHERS BY MAIL, INC.,
a Delaware corporation, as a Borrower
By:	/s/ David Weinberg
Name:	David Weinberg
Title:	Chief Financial Officer

310 GLOBAL BRANDS, INC.,
a Delaware corporation, as a Borrower
By:	/s/ David Weinberg
Name:	David Weinberg
Title:	Chief Executive Officer

WELLS FARGO FOOTHILL, LLC,
a Delaware limited liability
company, as Agent and as a Lender
By: /s/ Todd Nakamoto
Name: Todd Nakamoto
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Stephen King
Name: Stephen King
Title: SVP

PNC BANK, N.A.,
as a Lender
By: /s/ Mark Tito
Name: Mark Tito
Title: Vice President

UNION BANK, N.A.,
as a Lender
By: /s/ Peter Ehlinger
Name: Peter Ehlinger
Title: VP

HSBC BUSINESS CREDIT (USA) INC.,
as a Lender
By: /s/ Daniel J. Williams
Name: Daniel J. Williams
Title: Vice President

CIT BANK,
as a Lender
By: /s/ Daniel Burnett
Name: Daniel Burnett
Title: Authorized Signatory

CAPITAL ONE, N.A.,
as a Lender
By: /s/ Ari Kaplan
Name: Ari Kaplan
Title: S.V.P.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Wayne Eliott
Name: Wayne Eliott
Title: V P

EXHIBIT A-1
FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (“Assignment Agreement”) is entered into as of                     between                      (“Assignor”) and                      (“Assignee”). Reference is made to the Agreement described in Annex I hereto (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
          1. In accordance with the terms and conditions of Section 13 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor’s portion of the Commitments, all to the extent specified on Annex I.
          2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any Guarantor or the performance or observance by any Borrower or any Guarantor of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto, and (d) represents and warrants that the amount set forth as the Purchase Price on Annex I represents the amount owed by Borrower to Assignor with respect to Assignor’s share of the Advances assigned hereunder, as reflected on Assignor’s books and records.
          3. The Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance upon Agent, Assignor, or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) confirms that it is eligible as an assignee under the terms of the Credit Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; [and (f) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.]
          4. Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to the Agent for recording by the Agent. The effective date of this Assignment (the “Settlement Date”) shall be the latest to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, (b) the receipt by Agent for its sole and separate account a processing fee in the amount of $3,500 (if required by the Credit Agreement), (c) the receipt of any required consent of the Agent, and (d) the date specified in Annex I.
          5. As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents, provided, however, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Article 15 and Section 17.9 of the Credit Agreement.
          6. Upon the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in Annex I). From and after the Settlement Date, Agent shall make all payments that are due and payable to the holder of the interest assigned hereunder (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued up to but excluding the Settlement Date and to Assignee for amounts which have accrued from and after the Settlement Date. On the Settlement Date, Assignor shall pay to Assignee an amount equal to the portion of any interest, fee, or any other charge that was paid to Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to Assignee with respect thereto, to the extent that such interest, fee or other charge relates to the period of time from and after the Settlement Date.
          7. This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Assignment Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.
          8. THE VALIDITY OF THIS ASSIGNMENT AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS ASSIGNMENT AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS, LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. ASSIGNOR, ASSIGNEE, AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.
          10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ASSIGNOR, ASSIGNEE, AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS ASSIGNMENT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. ASSIGNOR, ASSIGNEE, AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS ASSIGNMENT AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers, as of the first date written above.

[NAME OF ASSIGNOR] as Assignor
By:
Name:
Title:

[NAME OF ASSIGNEE] as Assignee
By:
Name:
Title:

ACCEPTED THIS ___DAY OF
WELLS FARGO FOOTHILL, LLC,
a Delaware limited liability company, as Agent

By:

Name:
Title:

ANNEX FOR ASSIGNMENT AND ACCEPTANCE
ANNEX I
1.	Borrowers: SKECHERS U.S.A., INC., a Delaware corporation, SKECHERS U.S.A., INC. II, a Delaware corporation, SKECHERS BY MAIL, INC., a Delaware corporation, and 310 GLOBAL BRANDS, INC., a Delaware corporation

2.	Name and Date of Credit Agreement:
Credit Agreement, dated as of June 30, 2009, by and among the Borrowers, the lenders from time to time a party thereto (the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and administrative agent for the Lenders, BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger

3.	Date of Assignment Agreement:

4.	Assigned Amounts:

	a.	Assigned Amount of Revolver Commitment	$

	b.	Assigned Amount of Advances	$

5.	Settlement Date:

6.	Purchase Price		$

7.	Notice and Payment Instructions, etc.
Assignee:                                                   Assignor:

	Exhibit B-1		Wells Fargo Foothill

BORROWING BASE CERTIFICATE	Skechers U.S.A., Inc.	Date Prepared:	xx/xx/xx

		Date as of:	xx/xx/xx
The undersigned, SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), pursuant to Schedule 5.2 of that certain Credit Agreement dated as of June 30, 2009 (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), entered into among Parent, each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders signatory thereto (the “Lenders”) and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), hereby certifies to Agent that the following items, calculated in accordance with the terms and definitions set forth in the Credit Agreement for such items are true and correct, and that the Borrowers are in compliance with and, after giving effect to any currently requested Advances or Letters of Credit, will be in compliance with, the terms, conditions, and provisions of the Credit Agreement.
All initially capitalized terms used in this Borrowing Base Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Borrowing Base Detail
1	Total Accounts Receivable						$—
2	Less:	Past Due				$—
3		Past Due Credits				$—
4		50% cross-agings				$—
5		Intercompany				$—
6		Foreign Accounts				$—
7		Government Accounts > $2.5MM				$—
8		COD Accounts				$—
9		Debit Memos				$—
10		Employee Sales				$—
11		Extended Terms >$2.5MM				$—
12		Samples/Demos				$—
13		Consignment/Guaranteed Sale				$—
14		Bankrupt/Doubtful Accounts				$—
15		Contra Accounts				$—
16		Anticipated Discounts				$—
17		> Concentration Limits				$—
18		Other Ineligibles				$—
19		Other Ineligibles				$—
20		Other Ineligibles				$—

21	Total Non Primes						$—

22	Total Eligible Accounts Receivable						$—

	Advance Rates						85%

23	Allowable Accounts Receivable Advances						$—

24	Less:	Dilution Reserves	2%				$—
25		Other Reserves

26	Total Available Accounts Receivable Advances Net of Reserves						$—

				Wholesale	Retail	In-Transit

27	Total Inventory Calculation			$—	$—	$—	$—
28	Less:	Shrinkage		$—	$—	$—
29		Discontinued Brands		$—	$—	$—
30		Slow Moving Inventory		$—	$—	$—
31		Small/Offsite		$—	$—	$—
32		Lower of Cost or Market		$—	$—	$—
33		Overcapitalized Freight		$—	$—	$—
34		In-Transit Ineligibles		$—	$—	$—
35		Unreconciled Variance		$—	$—	$—
36	Total Non Primes			$—	$—	$—	$—

37	Total Eligible Inventory			$—	$—	$—	$—

38	Inventory Advance Rates @ Cost			70%	70%	70%
39	Eligible Inventory Advances per Cost (In Transit Capped @ $25MM)			—	—	—	$—
40	Appraised Value — NOLV			76%	100%	76%
41	Effective Advance Rate per Appraisal (85% X NOLV)		85%	65%	85%	65%

42	Eligible Inventory Advances per NOLV (In Transit Capped @ $25MM)			—	—	—	$—
43	Lesser of Line 39 or Line 42						$—
44	Less:	Unpaid Duty on Free Trade Inventory	9.3%				$—
45		Unpaid Duty on In Transit Inventory	9.3%				$—
46		Freight for In Transit Inventory					$—
47		Gift Card Liability					$—
48		Estimated Royalty to be paid					$—
49		Other Reserve					$—
50		Other Reserve					$—

51	Total Available Inventory Advances Net of Reserves						$—

52	Seasonal Inventory Limit (from 5/1/xx - 7/31/xx = $150MM; otherwise $125MM)						$125,000,000

53	Allowable Inventory Advances (Lesser of Line 51 and Line 52)						$—

54	Total Available (sum Line 26 and Line 53 - Cannot exceed $250MM)						$—
55	Less:	Bank Products Reserve					$—
56		Rent Reserves					$—
57		Duty Payable					$—
58		Royalty Payable					$—
59		Other Reserves					$—

60	Maximum Advance Amount						$—

61	Revolver Balance
62	Letters of Credit and Acceptances (Maximum Amount = $50MM)						$—

63	Total Outstanding Advances						$—

64	Total Availability/(Over-Advance) (Line 60 minus Line 63)						$—

Additionally, the undersigned hereby certifies and represents and warrants to the Lender Group on behalf of the Borrowers that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above, and (iv) all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculations have been made in accordance with the requirements of the Credit Agreement.

SKECHERS U.S.A., INC., a Delaware corporation, as Administrative Borrower

By:

Name:

Title:

EXHIBIT B-2
FORM OF BANK PRODUCTS PROVIDER LETTER AGREEMENT
[Letterhead of Specified Bank Products Provider]
[Date]
Wells Fargo Foothill, LLC, as Agent
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Attention: Business Finance Division Manager
Fax No.: 310-453-7413
          Reference is hereby made to that certain Credit Agreement, dated as of June 30, 2009 (as amended, restated, supplemented, or modified from time to time, the “Credit Agreement”), by and among the lenders party thereto (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and administrative agent for the Lenders (together with its successors and assigns in such capacity, “Agent”), SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), SKECHERS U.S.A., INC. II, a Delaware corporation (“Skechers II”), SKECHERS BY MAIL, INC., a Delaware corporation (“Skechers Mail”), 310 GLOBAL BRANDS, INC., a Delaware corporation (“310 Global; together with Parent, Skechers II, and Skechers Mail, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger. Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement.
          Reference is also made to that certain [describe the Bank Product Agreement or Agreements] (the “Specified Bank Product Agreement [Agreements]”) dated as of [                    ] by and between [Lender or Affiliate of Lender] (the “Specified Bank Products Provider”) and [identify the Loan Party].
     1. Appointment of Agent. The Specified Bank Products Provider hereby designates and appoints Agent, and Agent by its signature below hereby accepts such appointment, as its representative under the Credit Agreement and the other Loan Documents, and Specified Bank Products Provider and Agent each agree that the provisions of Sections 15.1, 15.2, 15.3, 15.4, 15.6, 15.7, 15.8, 15.11(b), 15.12, 15.13, 15.14, and 15.15, including, as applicable, the defined terms referenced therein (but only to the extent used therein), which govern the relationship, and certain representations, acknowledgements, appointments, rights, restrictions, and agreements, between the Agent, on the one hand, and the Lenders or the Lender Group, on the other hand, shall, from and after the date of this letter agreement also apply to and govern, mutatis mutandis, the relationship between the Agent, on the one hand, and the Specified Bank Product Provider with respect to the Bank Products provided pursuant to the Specified Bank Product Agreement[s], on the other hand.
     2. Acknowledgement of Certain Provisions of Credit Agreement. The Specified Bank Products Provider hereby acknowledges that it has reviewed the provisions of Sections 2.4(b)(ii), 14.1, 15.9, 15.11, and 17.5 of the Credit Agreement, including, as applicable, the defined terms referenced therein, and agrees to be bound by the provisions thereof.

     3. Reporting Requirements. On a monthly basis (not later than the 10th Business Day of each calendar month) the Specified Bank Products Provider agrees to provide Agent with a written report, in form and substance satisfactory to Agent, detailing Specified Bank Products Provider’s reasonable determination of the credit exposure of Parent and its Subsidiaries in respect of the Bank Products provided by Specified Bank Products Provider pursuant to the Specified Bank Products Agreement[s]. If Agent does not receive such written report within the time period provided above, Agent shall be entitled to assume that the reasonable determination of the credit exposure of Parent and its Subsidiaries with respect to the Bank Products provided pursuant to the Specified Bank Products Agreement[s] is zero. Specified Bank Products Provider acknowledges and agrees that Agent shall be entitled to rely on the information in such reports to establish the Bank Product Reserve and agrees that if such reports are not delivered to Agent within the time period specified above, Agent shall be entitled to implement a Bank Products Reserve in respect of the Bank Product Obligations pursuant to the Specified Bank Products Agreement[s] equal to zero.
     4. Bank Product Obligations. From and after the delivery of this letter agreement to Agent and the acknowledgement of this letter agreement by Agent, the obligations and liabilities of Parent and its Subsidiaries to Specified Bank Product Provider in respect of Bank Products evidenced by the Specified Bank Product Agreement[s] shall constitute Bank Product Obligations and Specified Bank Product Provider shall constitute a Bank Product Provider.
     5. Notices. All notices and other communications provided for hereunder shall be given in the form and manner provided in Section 11 of the Credit Agreement, and, if to Agent, shall be mailed, sent, or delivered to Agent in accordance with Section 11 in the Credit Agreement, if to Administrative Borrower or any other Borrower, shall be mailed, sent, or delivered to such Borrower in accordance with Section 11 in the Credit Agreement, and, if to Specified Bank Products Provider, shall be mailed, sent or delivered to the address set forth below, or, in each case as to any party, at such other address as shall be designated by such party in a written notice to the other party.

If to Specified Bank Products Provider:

Attn:
Fax No.

     6. Miscellaneous. This letter agreement is for the benefit of the Agent, the Specified Bank Products Provider, the Borrowers and each their respective successors and assigns (including any successor agent pursuant to Section 15.9 of the Credit Agreement). In connection with any transfer or assignment by Specified Bank Products Provider of any Specified Bank Products Agreement, the assignees or transferees of Specified Bank Product Provider shall bind themselves in a writing addressed to the Agent to the terms of this letter agreement. Unless the context of this letter agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” This letter agreement is a Loan Document. This letter agreement may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter by telefacsimile or other means of electronic transmission shall be equally effective as delivery of a manually executed counterpart.
     7. Governing Law.
          (a) THE VALIDITY OF THIS LETTER AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS LETTER AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS, LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. EACH BORROWER, SPECIFIED BANK PRODUCTS PROVIDER, AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7(b).
          (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER, SPECIFIED BANK PRODUCTS PROVIDER, AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LETTER AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH BORROWER, SPECIFIED BANK PRODUCTS PROVIDER, AND AGENT REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS LETTER AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature pages to follow]

Sincerely,

[SPECIFIED BANK PRODUCTS PROVIDER]

By:

Name:

Title:

Acknowledged, accepted, and agreed
as of the date first written above:
SKECHERS U.S.A., INC., a Delaware
corporation, as Administrative Borrower

By:
Name:
Title:

Acknowledged, accepted, and
agreed as of                     , 20___:
WELLS FARGO FOOTHILL, LLC,
a Delaware limited liability company,
as Agent

By:
Name:
Title:

EXHIBIT B-3
FORM OF BAILEE AND AGENCY AGREEMENT
                     __, 20__
[Name of Bailee]

Attn:
Dear Sir/Madam:
          Reference is hereby made to that certain Credit Agreement, dated as of June 30, 2009 (as amended, restated, supplemented, or modified from time to time, the “Credit Agreement”), by and among the lenders party thereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and administrative agent for the Lenders (“Agent”), SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), SKECHERS U.S.A., INC. II, a Delaware corporation (“Skechers II”), SKECHERS BY MAIL, INC., a Delaware corporation (“Skechers Mail”), 310 GLOBAL BRANDS, INC., a Delaware corporation (“310 Global; together with Parent, Skechers II, and Skechers Mail, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”) and BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger. Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement.
          You (“[BAILEE NAME]”) act as each Borrower’s agent for the purpose of taking possession of goods and inventory, including goods which are represented by bills of lading and/or other documents of title (“Documents”). Agent has requested that you act as its bailee and agent for the limited purpose of perfecting and protecting the interest of Agent in such Documents and in such goods, and you have agreed to do so.
          1. Acknowledgement and Appointment of [BAILEE NAME] as Agent and Bailee. [BAILEE NAME] acknowledges to Agent and each Borrower that (a) it acts as each Borrower’s agent and bailee for the purposes of receiving, retaining, and holding possession of Documents for goods and for receiving, retaining, and holding possession of goods, including goods for which such Documents have been issued, and (b) it receives, retains, and holds possession of such goods and Documents in its capacity as agent and bailee for the benefit of each applicable Borrower. [BAILEE NAME] is hereby appointed as agent and bailee for the Agent to receive, retain and hold possession of any and all goods and Documents heretofore or at any time hereafter acquired by any Borrower and which are received by [BAILEE NAME] (such goods, Documents and other property, collectively, the “Property”), and [BAILEE NAME] hereby accepts such appointment and agrees to receive, hold, and retain possession of all such Property for and on behalf of the Agent, such receipt, holding, and retention of possession of the

Property being for the purpose of perfecting and preserving Agent’s security interests in the Property by possession. [BAILEE NAME] acknowledges Agent’s security interest in the Property and acknowledges that [BAILEE NAME] holds possession of the Property, in its capacity as agent and bailee for the benefit of Agent, irrespective of whether or not Agent is named consignee in any associated Document. In connection with the foregoing, [BAILEE NAME] will note the security interests of Agent in the Property on [BAILEE NAME]’s books and records.
          2. Delivery of Documents; Release of Goods. Until [BAILEE NAME] receives written notification in the form attached hereto as Exhibit A from Agent (“Notice”) that an Event of Default has occurred and is continuing under the Credit Agreement, [BAILEE NAME] is authorized by Agent to, and [BAILEE NAME] may:
               a. deliver (i) if [BAILEE NAME] is not the issuing carrier, the Documents to the issuing carrier or to its agent (who shall act on [BAILEE NAME]’s behalf as [BAILEE NAME]’s sub-agent hereunder) for the purpose of permitting the applicable Borrower to obtain possession or control of the Property subject to such Documents; (ii) if [BAILEE NAME] is the issuing carrier, the Documents to itself or to its agent (who shall act on [BAILEE NAME]’s behalf as [BAILEE NAME]’s sub-agent hereunder) for the purpose of permitting the applicable Borrower to obtain possession or control of the Property subject to such Documents; and (iii) the Property to a Borrower, in each instance as directed by a Borrower;
               b. execute documents on Agent’s behalf with respect to Property (i) in order to release such Property to a Borrower for the purpose of (y) the ultimate sale of exchange of such Property or (z) loading, unloading, storing, shipping, transshipping, manufacturing, processing, or otherwise dealing with the Property in a manner preliminary to the sale or exchange of the Property, provided that such authorization pursuant to this clause (i) shall be limited to those acts necessary to cause such release, and (ii) which [BAILEE NAME] deems reasonably necessary to perfect or protect Agent’s security interest in such Property; provided, however, in each case [BAILEE NAME] shall not have the authority to create any obligations or liabilities on Agent’s behalf.
          3. The Borrowers hereby confirm to [BAILEE NAME] that [BAILEE NAME] should follow instructions from Agent as provided herein, even if such instructions are contrary to any instructions given (whether previously or subsequently) by the Borrowers to [BAILEE NAME]. The Borrowers hereby further agree to indemnify [BAILEE NAME] from and to hold [BAILEE NAME] harmless against any loss, cost or expense that [BAILEE NAME] may sustain or incur in acting upon instructions from Agent which [BAILEE NAME] believes in good faith to be instructions from Agent.
          4. Notice from Agent to Follow Agent’s Instructions. Upon [BAILEE NAME]’s receipt of a Notice from Agent, [BAILEE NAME] shall thereafter follow solely the instructions of Agent concerning the disposition of the Property and will not follow any instructions of any Borrower or any other person concerning the same.
          5. Limited Authority. [BAILEE NAME]’s sole authority as the agent and bailee for Agent is to receive, hold, and maintain possession of the Property on behalf of Agent and to follow the instructions of Agent as provided herein. Except as may be specifically authorized and instructed by Agent, [BAILEE NAME] shall have no authority as the agent and bailee of Agent to undertake any other action or to enter into any other commitments on behalf of Agent.
          6. Expenses. Agent shall not be obligated to compensate [BAILEE NAME] for serving as agent and bailee hereunder, nor shall Agent be responsible for any fees, expenses, customs, duties, taxes, or other charges relating to the Property. [BAILEE NAME] acknowledges that the Borrowers are solely responsible for payment of any compensation and charges which are to any Borrower’s account in accordance with any agreement between [BAILEE NAME] and any of the Borrowers. The Borrowers are further responsible for paying any fees, expenses, customs duties, taxes, or other charges which are, or may, accrue, to the account of the Property in accordance with any agreement between [BAILEE NAME] and any of the Borrowers. Agent, at Agent’s sole option, may authorize [BAILEE NAME] to perform specified services on behalf of Agent, at reasonable mutually agreed rates of compensation, which shall be to Agent’s account and payable to [BAILEE NAME] by Agent (provided, however, such payment shall not affect any obligation of the Borrowers to reimburse Agent for any such reasonable compensation or other reasonable, out-of-pocket costs or expenses incurred by Agent).
          7. Term.
               a. Upon (i) payment in full of the Obligations (other than unasserted contingent indemnification Obligations) and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and that are not required by the provisions of the Credit Agreement to be repaid or cash collateralized in accordance with the provisions of the Credit Agreement and (ii) the expiration or termination of the Commitments, this letter agreement ( “Agreement”) will terminate automatically, without any further action by any party hereto.
               b. In the event that [BAILEE NAME] desires to terminate this Agreement, [BAILEE NAME] shall furnish Agent with sixty (60) days prior written notice of [BAILEE NAME]’s intention to do so. During such 60-day period (which may be shortened by notice to [BAILEE NAME] by Agent), [BAILEE NAME] shall continue to serve as agent and bailee hereunder. [BAILEE NAME] shall also cooperate with Agent and execute all such documentation and undertake all such action as may be reasonably required by Agent in connection with such termination. Such notice shall be given to the following address (or to such other address, written notice of which is given [BAILEE NAME] by or on behalf of Agent):
Wells Fargo Foothill, LLC, as Agent
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Attn: Business Finance Division Manager
Fax No.: 310-453-7413
               c. Except as provided in Section 7(b) above, this Agreement shall remain in full force and effect until [BAILEE NAME] receives written notification from Agent of the termination of [BAILEE NAME]’s responsibilities hereunder.

          8. Governing Law.
               a. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
               b. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS, LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER, [BAILEE NAME], AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8(B).
               c. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER, [BAILEE NAME], AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH BORROWER, [BAILEE NAME], AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
          9. [BAILEE NAME] agrees and acknowledges that it does not have, and in no event will it assert, as against Agent, any lien, right of distraint or levy, right of offset, claim, deduction, counterclaim, security or other interest in any Property now or hereafter located on any of its premises or in its possession or control, including any of the foregoing which might otherwise arise or exist in [BAILEE NAME]’s favor pursuant to any agreement, common law, statute or otherwise; provided, however, that, the foregoing shall not invalidate any non-consensual lien provided by applicable law up to the amount of any costs, fees, freight charges, storage costs, or other charges or expenses incurred or paid by [BAILEE NAME] with respect to Property then in the possession of [BAILEE NAME], for which [BAILEE NAME] has not received payment, but not for any amount owed on account of any other Property, item or matter. [BAILEE NAME] represents and warrants that it does not know of any security interest or other claim with respect to such Property, other than the security interest in favor of Agent.
          10. [BAILEE NAME] further agrees to allow Agent and its agents to enter upon its premises during business hours for (i) the purpose of examining or making copies of any books and records related thereto; and (ii) upon receipt of a Notice, removing, taking possession of or otherwise dealing with any Property at any time in its possession.
          11. [BAILEE NAME] understands that Agent is relying upon this Agreement in connection with the financing arrangements provided to the Borrowers in the Credit Agreement. This Agreement shall be binding upon [BAILEE NAME]’s successors and assigns and shall inure to the benefit of Agent’s successors and assigns. Each of the Lenders (including the Issuing Lenders) and each of the Bank Product Providers shall be deemed to be an intended third party beneficiary of this Agreement.
          12. The Borrowers agree to reimburse [BAILEE NAME] for all reasonable, documented, out-of-pocket costs and expenses incurred by [BAILEE NAME] as a direct result of [BAILEE NAME]’s compliance with the instructions of Agent as to the disposition of the Property.
          13. The Borrowers hereby authorize [BAILEE NAME] to release to Agent any and all information, including, without limitation, confidential information relating to the shipments of Property to the Borrowers.
          14. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”
[signature pages to follow]

          If the foregoing correctly sets forth our understanding, please indicate [BAILEE NAME]’s assent below following which this letter will take effect as a sealed instrument.

Very Truly Yours,

SKECHERS U.S.A., INC., a Delaware corporation, as a Borrower

By:

Name:

Title:

SKECHERS U.S.A., INC. II, a Delaware corporation, as a Borrower

By:

Name:

Title:

SKECHERS BY MAIL, INC., a Delaware corporation, as a Borrower

By:

Name:

Title:

310 GLOBAL BRANDS, INC., a Delaware corporation, as a Borrower

By:

Name:

Title:

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent

By:

Name:

Title:

Accepted and agreed to
as of the date first above written:
[BAILEE NAME],
a

By:

Name:

Title:

EXHIBIT A
                     ___,
[Name of Bailee]

Attn:
Fax No.:
          Re: Skechers U.S.A., Inc.
Dear [Mr.] [Ms.]                     :
     Reference is made to that certain Bailee and Agency Agreement, dated as of                      ___, 2009, by and among the SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), SKECHERS U.S.A., INC. II, a Delaware corporation (“Skechers II”), SKECHERS BY MAIL, INC., a Delaware corporation (“Skechers Mail”), and 310 GLOBAL BRANDS, INC., a Delaware corporation (“310 Global; together with Parent, Skechers II, and Skechers Mail, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), Wells Fargo Foothill, LLC, as the arranger and administrative agent for the Lenders (“Agent”) and [Name of Bailee], a                      (“[BAILEE NAME]”) (the “Agreement”). Capitalized terms not expressly defined herein shall have the same meanings as assigned to those terms in the Agreement.
     Notice is hereby given to [BAILEE NAME] by Agent that an Event of Default under the Credit Agreement has occurred and is continuing. [BAILEE NAME] is to immediately cease complying with the Borrowers’ and any other person’s instructions (other than instructions from Agent) with respect to the Property.

Very truly yours,

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent

By:

Name:

Title:

cc: Skechers U.S.A., Inc.

EXHIBIT C-1
FORM OF COMPLIANCE CERTIFICATE
[on Parent’s letterhead]

To:	Wells Fargo Foothill, LLC, as Agent under the below referenced Credit Agreement 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attn: Business Finance Division Manager
          Re: Compliance Certificate dated
Ladies and Gentlemen:
          Reference is made to that certain CREDIT AGREEMENT (the “Credit Agreement”) dated as of June 30, 2009, by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and administrative agent for the Lenders (“Agent”), BANK OF AMERICA, N.A., as syndication agent, BANC OF AMERICA SECURITIES LLC, as a joint lead arranger, SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.
          Pursuant to Schedule 5.1 of the Credit Agreement, the undersigned officer of Parent hereby certifies that:
          1. The financial information of Parent and its Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Parent and its Subsidiaries.
          2. Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Parent and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.1 of the Credit Agreement.
          3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Parent and its Subsidiaries have taken, are taking, or propose to take with respect thereto.
          4. The representations and warranties of Parent and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.
          5. [Parent and its Subsidiaries are in compliance with the applicable covenants contained in Section 7 of the Credit Agreement as demonstrated on Schedule 4 hereof.]1
          Pursuant to Schedule 5.2 of the Credit Agreement, the undersigned officer of Parent hereby certifies that:
          [6. Attached hereto on Schedule 5 hereof is a true, correct, and complete listing of all material registered trademarks, trade names, copyrights, patents, and licenses acquired by Parent or any of its Subsidiaries not included on Schedule 4.13 as of [the Closing Date] or [the most recently delivered update to Schedule 4.13 pursuant to Schedule 5.2].2
          [7. Attached hereto on Schedule 6 hereof is a reasonably detailed description of the Material Contracts entered into by Parent or any of its Subsidiaries not included on Schedule 4.17 as of [the Closing Date] or [the most recently delivered update to Schedule 4.17 pursuant to Schedule 5.2].3

[1]	To be included for each fiscal quarter ended immediately preceding the date on which any Financial Covenant Period commences, each fiscal quarter ended during such Financial Covenant Period, and each fiscal quarter during which any Financial Covenant Period was in effect.

[2]	To be included if any written notice is required to be delivered by the Borrowers to Agent pursuant to Section 4.13 of the Credit Agreement.

[3]	To be included if any written notice is required to be delivered by the Borrowers to Agent pursuant to Section 4.17 of the Credit Agreement.

     IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this                      day of                     ,                     .

SKECHERS U.S.A., INC., a Delaware corporation, as Parent

By:

Name:

Title:

SCHEDULE 1
Financial Information

SCHEDULE 2
Default or Event of Default

SCHEDULE 3
Representations and Warranties

SCHEDULE 4
Financial Covenants
1. Fixed Charge Coverage Ratio.
          Parent’s and its Subsidiaries’ Fixed Charge Coverage Ratio, measured as of the last day of the four fiscal quarter period for the quarter period ending                     ,                      is ___:1.0, which ratio [is/is not] greater than or equal to the ratio set forth in Section 7.1 of the Credit Agreement for the corresponding period.

[SCHEDULE 5
Intellectual Property]

[SCHEDULE 6
Material Contracts]

EXHIBIT L-1
FORM OF LIBOR NOTICE
Wells Fargo Foothill, LLC, as Agent
under the below referenced Credit Agreement
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Ladies and Gentlemen:
          Reference hereby is made to that certain Credit Agreement, dated as of June 30, 2009 (the “Credit Agreement”), among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders signatory thereto (the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and administrative agent for the Lenders (“Agent”), BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
          This LIBOR Notice represents Borrowers’ request to elect the LIBOR Option with respect to outstanding Advances in the amount of $                     (the “LIBOR Rate Advance”)[, and is a written confirmation of the telephonic notice of such election given to Agent].
          The LIBOR Rate Advance will have an Interest Period of [1], [2], [3] month(s) commencing on                     .
          This LIBOR Notice further confirms Borrowers’ acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Credit Agreement, of the LIBOR Rate as determined pursuant to the Credit Agreement.
          Administrative Borrower represents and warrants that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document or any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above, is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), and (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above.

Wells Fargo Foothill, LLC, as Agent

Dated:

SKECHERS U.S.A., INC., a Delaware corporation, as Administrative Borrower

By:

Name:

Title:

Acknowledged by:
WELLS FARGO FOOTHILL, LLC,
a Delaware limited liability company, as Agent

By:

Name:

Title:

Schedule A-1
Agent’s Account
     An account at a bank designated by Agent from time to time as the account into which Borrower shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Administrative Borrower and the Lender Group to the contrary, Agent’s Account shall be that certain deposit account bearing account number [*] and maintained by Agent with JPMorgan Chase Bank, New York, New York, ABA # [*].

*	Confidential Portions Omitted and Filed Separately with the Commission.

Schedule A-2
Authorized Persons
Robert Greenberg
Michael Greenberg
David Weinberg
Frederick Schneider
Philip Paccione

Schedule C-1
Commitments

Lender	Commitment
Wells Fargo Foothill, LLC	$72,500,000
Bank of America, N.A.	$55,000,000
CIT Bank	$27,500,000
U.S. Bank National Association	$22,500,000
Union Bank, N.A.	$20,000,000
PNC Bank, N.A.	$20,000,000
HSBC Business Credit (USA) Inc.	$20,000,000
Capital One Leverage Finance Corporation	$12,500,000

All Lenders	$250,000,000

Schedule D-1
Designated Account
Account number [*] of Administrative Borrower maintained with Administrative Borrower’s Designated Account Bank, or such other deposit account of Administrative Borrower (located within the United States) that has been designed as such, in writing, by Administrative Borrower to Agent.
“Designated Account Bank” means Bank of America, whose office is located at 675 Anton Blvd., 2nd Floor, Costa Mesa, CA 92626, and whose ABA number is [*].

*	Confidential Portions Omitted and Filed Separately with the Commission.

Schedule E-1
Eligible Inventory Locations
Domestic warehouse locations
The following warehouse locations are all leased by Skechers U.S.A., Inc. from third parties with the exception of 1670 Champagne Avenue, which is leased from Yale Investments, LLC.
1.	4100 East Mission Blvd., Ontario, CA 91761

2.	1670 Champagne Ave., Ontario, CA 91761

3.	1661 S. Vintage Ave., Ontario, CA 91761

4.	1777 S. Vintage Ave., Ontario, CA 91761

5.	2120 S. Archibald Ave., Ontario, CA 91761
Domestic retail store locations
See attached list of domestic stores, which includes three stores (nos. 243, 274 and 286) that are expected to open within the next three months. All of the domestic retail store locations are leased by Skechers U.S.A., Inc.

SKECHERS Domestic Store Listing STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE 1 C 2,200 Manhattan Beach 1121 Manhattan Ave Manhattan Beach CA 90266 310.318.3116 310.406.2946 6/1/96 2/15/10 2 WHS 10,140 Gardens 19000 S. Vermont Avenue Gardena CA 90248 310.327.4SOO 310.327.5274 9/1/95 8/31/10 4R OTL 4,490 Oamarillo Promenade 620 Ventura Blvd. #1311 Camarilla CA 93010 809.388.1029 805.388.9603 4/23/09 1/31/20 5 C 1,531 Gallerta at South Bay 1815 Hawthorne Blvd. Space #112 RedondoBeach CA 90278 310.370.7789 310.370.0490 6/1/96 6/30/16 OTL 2,768 Ontario Mills Outlet Mall 1 Mills Circle, Space #202 Ontario CA 91764 909.484.8733 909.484.8S25 11/1/96 1/31/17 OTL 2,375 Gilroy Premium Outlets 6300 Arroyo Circle, Space #BO£0 Gllroy CA 95020 408.847.6485 408.847.6685 3/28/97 3/31/17 9 C 3,422 Sunvalley Mall 129B Sunvalley Mall, Space #E206 Concord CA 94520 925.691.5877 926.691.5878 7/1/97 1/31/11 10R OTL 4,001 Arizona Mills 5000 Arizona MIH* Circle, Space #250 Tempo AZ 85282 480.755.7888 480.755.1261 6/28/07 4/30/17 11 OTL 2,300 WoodBury Common 877 Grapevine Court Central Valley NY 10917 845.928.1459 845.928.1456 3/27/98 1/31/19 Premium outlets 12 C 1,562 Garden State Plaza 1 Garten State Plaza, #1230 Paramus NJ 07652 201.291.4128 201.291.4134 8/16/97 1/31/18 16R OTL 6,000 Tanger Outlet. Rlverhead II RIverhead NY 11901 631.369.5625 631.369.3906 8/7/03 1/31/13 18R C 3,106 Beverly Center 8500 Beverly Blvd, Space #643 Los Angeles CA 90048 310.652.5185 310.652.5037 4/30/03 1/31/13 19 OTL 3,197 Mllpltas Mills 498 Great Mall Drive Mllpltaa CA 9503S 408.719.8155 408.719.8265 4/1/98 4/30/10 21R C 2,019 Irvine Spectrum 71 Fortune Drive, Space #852 Irvine CA 92618 949,450.0994 949.460.0995 5/1/08 4/30/18 22 C 2,093 The Block at Orange 20 City Blvd. J3, Space #312 Orange CA 92868 714.978.2951 714.939.6979 11/19/98 1/31/19

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE 23 WHS 11,0110 Tarzana 18143 Ventura Blvd. Taizana CA 91356 818.346.1024 818.345.0662 5/1/98 1/31/13 OTL 3,000 Village Premium 1 premium Outlets Blvd., #165 Wrentnam MA 02093 SOS.384.8001 508.384.1418 5/22/98 5/31/15 WHS 5,600 Anaheim 1195 N. State College Blvd. Anaheim CA 92806 714.9S6.2477 714.966.2506 8/1/98 7/31/13 WHS 9,110 Van Nuys 6426 Van Nuys Blvd. Van Nuys CA 91401 818.989.2183 818.989.2171 6/1/98 6/25/13 OTL 1,898 Waikele Premium Outlets 94-792 Lumalna Street, Bldg. 2, #213 Waipahu HI 96797 808.680.9711 808.680.9239 7/23/98 7/31/15 29R C 1,972 Bridgewater Commons 400 Commons Way, Space #3475 Bridgewater NJ 08807 908.68S.5808 908.252.1779 11/21/08 9/30/18 30 OTL 3,166 Fashion Outlets 32100 Las Vegas Blvd., Space #432 Primm NV 89019 702.874.1890 702.874.1895 7/15/98 1/31/19 31R C 3,194 The Oaks 332 W. Hlcrest Drive, Space #L005 Thousand Oaks CA 91360 80S.557.0166 80S.5S7.026S 6/27/08 6/30/18 .32 C 1,995 Bayside Marketplace 401 Blscayne Blvd. Space #2250 Miami FL 33132 305.358.3583 305.358.8790 10/1/98 7/31/09 36 OTL 2,970 Dolphin Mall 11401 N.W. 12th Street, Space #121 Miami FL 33172 305.591.2667 305.591.3017 3/3/01 2/28/19 38 C 1,982 Qlendale Galleria 2234 Glendale Gallerla Glendate CA 91210 818.E43.0741 818.543.0744 9/1/98 1/31/11 WHS 7,100 San Diego 4476 Mission Blvd., Space #A San Diego CA 92109 858.581.6010 858.S81.6222 12/1/98 1/31/12 OTL 4,073 Katy Mills 28500 Katy Freeway, Space #671 Katy TX 77494 281.644.6500 281.644.6501 10/28/99 1/31/10 OTL 3,846 Concord Mills 8111 Concord Mills Blvd., Space #634 Concord NC 28027 704.979.8333 704.979.8330 9/16/99 1/31/18 43 C 4,261 Universal City Walk 1000 Universal Canter Dr., Space #V118 Universal City CA 91608 818.762.9688 818.762.9317 3/25/00 3/16/15 WHS 10,317 Norwalk 11033 E. Rosecrans Blvd., Space #A Norwalk CA 90650 5S2.868.7747 562.868.6647 4/1/99 4/22/10 WHS 10,400 El Monte 12017 E. Garvey Avenue, Space #A B Monte CA 91733 626.464.3600 626.464.3657 10/1/99 10/31/09

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE OTL 2,914 Jersey Gardens Metro Mall 651 Kapkowskl Blvd., Space #2061 Elizabeth NJ 07201 908.820.8825 908.820.882E 12/4/99 1/31/10 OTL 3,682 Opry Mills 428 Opry Mills Drive, #230 Nashville TN 37214 615.514.6700 615.614.6701 6/14/00 1/31/11 48 C 4,724 New York 140 W. 34th Street New York NY 10001 646.473.0490 646.473.0491 6/4/00 6/30/17 OTL 3,817 Orlando Premium Outlets 8200 Vhieland Ave., Space #1229 Orlando FL 32821 407.477.0029 407.477.0031 6/8/00 6/30/10 OTL 4,272 Arundel Mills 7000 Arundel Mills Circle Hanover MO 21076 443.755.8888 443.755.888S 11/17/00 1/31/11 OTL 9,000 Las Americas 4345 Camino de la Plaza, #330 San Diego CA 92173 619.934.7340 619334.7342 11/16/01 11/30/13 OTL 3,800 Franklin Hills 1701 Franklin Mills Circle, #202 Philadelphia PA 19154 215.501.0710 215.501.0713 7/26/01 1/31/12 OTL 2,011 Desert Hills Premium Outlets 48400 Semlnole Drive, #408 Cabazon CA 92230 951.922.9301 961.922.0852 6/29/00 5/31/15 WHS 8,932 Westhelmer Square Center 6518 Westneimer Road Houston TX 77057 713.977.1174 713.977.1386 8/2/02 1/31/13 OTL 2,389 Folsom Premium Outlets 13000FolsomBlvd.,#1215 Folsom CA 95630 916.608.2209 916.608.2216 8/17/00 7/31/10 WHS 9,595 Huntingdon Park 6202 Pacific Blvd. HurrHngton Park CA 90255 323.S82JZ93 323.582.0523 2/10/01 2/28/11 WHS 12,000 Haileah 3301 W. Okeechobee Road HIaleah FL 33012 305.817.1970 305.817.1969 11/19/00 1/31/11 WHS 7,200 San Francisco 2600 Mission Streat San Francisco CA 94110 415.401.6211 415.401.6215 12/17/00 12/31/10 WHS 10,000 Houston 8460 Gulf Freeway Houston TX 77017 713.847.9327 713.847.9236 12/17/00 6/30/11 WHS 12,669 Leon Valley 5751 N.W. Loop 410 Leon TX 78238 210.256.2160 210.256.2161 2/8/01 12/31/10 WHS 10,400 The Edgewood Center 422 S. Azusa Avenue Azusa CA 91702 62C.812.0693 626.815.2553 5/23/02 5/31/12 OTL 3,783 Grapevine Mills 3000 Grapevine Mills Pkwy, Space #G Grapevine TX 76051 972.539.3117 972.539.8422 6/10/01 1/31/17 WHS 10,000 San Antonio 903 S.W. Military Drive San Antonio TX 78221 210.927.7864 210.927.7830 6/26/01 6/25/11

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE WHS 8.64S Long Beach 2550 Long Beach Blvd. Long Beach CA 90806 5S2.490.2504 562.430.2505 6/15/01 6/30/11 WHS 9,900 Lakes Town 517 N. Alafaya Trail Orlando FL 32828 407.207.123S 407.207.2136 3/22/01 3/31/11 OTL 3,389 Discover Mills 5900 Sugartoaf Parkway, #226 Uwrencevllle GA 30043 S78.847.S155 678.847.5157 11/2/01 1/31/12 WHS 7,910 SnapperCreek 7174-7186 S.W. 117th Ave. Miami FL 33183 305.270.1792 305.270.8506 3/24/01 9/30/12 WHS 9,853 Miami Gateway 805.825 N.W. 167th Street Miami FL 33169 305.627.0535 305.627.0536 7/26/01 1/31/12 C 3,858 Woodfleld Mall G.308 Woodfield Shopping Center Schaumburg IL 60173 847.413.0211 847.413.0234 11/1/01 1/31/11 C 3,200 The Shops at Willow Bend 6121 West Park Blvd., Space #B116 Piano TX 75093 469.366.0149 469.366.0151 8/3/01 1/31/11 76 OTL 3,683 Colorado Mills 14500 W. Colfax Avenue, # 259 Lakewood CO 80401 720.497.0141 720.497.0143 11/14/02 1/31/13 77 C 3,750 Third Street Promenade 1343 3rd Street Promenade Santa Monica CA 90401 310.899.0151 310.899.9840 8/17/01 5/31/11 OTL 5,282 Bete Canovanas 18400 State Rd. #3, Space #051 Canovanas PR 00729 787.886.0505 787.886.0515 8/16/01 8/31/11 OTL 5,000 Us Vegas Outlet Center 7400 Us Vegas Blvd., South, #241 Us Vegas NV 89123 702.452.0592 702.492.0594 7/25/01 7/31/11 OTL 3,500 Tanger Outlet. San Marcos 4015 Interstate 35 South, #1070 San Marcos TX 78666 512.353.4045 S12JS3.4012 7/14/01 7/31/11 81 C 1,800 Partridge Creek 17420 Hall Road, #142 Clinton Township Ml 48038 586.226.0804 586.226.0809 10/18/07 1/31/17 OTL 4,585 Tanger Outlet. Uncaster 201 Stanley K. Tanger Blvd. Uncaster PA 17602 717.393.2997 717.393.4791 11/21/01 11/30/11 WHS 9,666 Los Angeles 5191 Whlttler Boulevard LosAngeles CA 90022 323.264.4700 323.264.4746 12/19/01 12/31/11 WHS 13,305 ElCerrito 5805 Cutting Blvd. ElCerrito CA 94530 510.235.1123 510.235.1218 9/20/01 4/30/13 86 OTL 3,500 TANGER Outlet Center. 360 US Route 1, Unit 101 Klttery ME 03904 207.438.0556 207.439.3049 6/20/03 5/31/13 87 C 2,400 Twelve Oaks 27500 Novl Road, #126 Novl Ml 48377 248.380.7020 248.380.7224 9/28(07 1/31/17

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE OTL 6,000 Queens Place 88.01 Queens Blvd., Space #121 Queens Center NY 11373 718.699.2773 718.699.0683 11/2/01 9/30/11 OTL 3,510 Sun Valley Factory Shoppos 7061 S. Desert Blvd, *A-145 Canufllto TX 7983S 915.877.2002 915.877.2086 10/10/07 10/31/12 90 C 2,995 ThePlazaattheKIngof 160 North Gulph Road, Suite 20S7 King of Prussia PA 19406 610.337.7366 610.337.7822 11/16/01 3/31/16 91 WHS 10,512 Fresno 86 E Shaw Avenue Fresno CA 93710 559.221.0399 S59.221.0699 5/3/02 5/31/12 92 C 3,707 Mall of America 214 North Garden Bloomlngton MN 55425 952.854.3000 95Z854.8515 7/19/02 7/31/12 33 OTL 3,414 Carlsbad Premium Outlets 5610 Paseo Del Norte, #105 Carlsbad CA 92008 760.S18.0040 760.918.0057 5/16/02 5/31/12 94 OTL 3,500 Tanger Outlet Center 210 Gasser Road, Suite #1030 Baraboo Wl 53913 608.253.2024 608.253.2025 7/28/OS 7/31/11 Wisconsin Dells 95 C 3,019 Florida Mall 8001 S. Orange Blossom Trail, #312 Orlando FL 32809 407.851.0900 407.851.6773 8/22/02 1/31/13 OTL 4,527 Tanger Outlet. Myrtle Beach 10827 Kings Road, Space*895 N. Myrtle Beach SC 29572 843.449.7473 843.449.6684 6/28/02 6/30/12 WHS 8,000 Washington Square 4801 W. North Ave. Chicago IL G0639 773.489.9901 773.489.9902 3/13/03 5/31/13 99 OTL 4,550 Steinway Street 31.01 Stelnway Street Astoria NY 11103 718.204.0040 718.204.2583 4/11/02 1/31/12 100 C 6,372 3 Times Square New York NY 10036 212.869.9550 212.869.9548 1/11/03 8/31/12 Building 102 WHS 8,000 El Paso 6100 Montana Avenue, Suite A El Paso TX 79925 915.774.0002 915.774.0026 3/6/03 4/30/13 C 2,781 Houston Gallerla II 5085 Westhalmer, Suite B3615 Houston TX 77056 713.623.8660 713.623.0784 6/27/03 1/31/14 C 3,165 Tyson’sComer 1961 Chain BridgeRd. Space # D12L McLean VA 22102 703.790.5520 703.790.6542 10/4/02 10/31/12 107 C 3,247 Ala Moana Shopping Center 1450 Ala Moana Blvd, #2033 Honolulu HI 96814 808.941.0660 808.941.06S4 10/4/02 1/31/12 111 OTL 3,000 Prime Outlets at Grove City Grove City PA 16127 724.748.3547 724.748.4674 11/14/02 11/30(12 Leesburg-Grove city Road

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE 112 C 2,846 Roosevelt Fields 630 Old Country Road, #1064 Garden City NY 11530 S16.873.7267 516.873.8023 1/13/03 1/31/13 WHS 7,200 McLendon Plaza 10255 N. Freeway #F Houston TX 77037 281.999.5796 261.999.0317 6/1/03 4/30/14 OTL 3,155 Us Vegas Premium Outlet 905 S. Grand Central Parkway, #1720 Us Vegas NV 89106 702.383.4061 702.383.4063 8/1/03 7/31/13 116 C 2,500 Town Center at Boca Raton 6000 Glades Rd. #1131 Boca Raton FL 33431 561.368.1622 561.368.1760 2/13/03 2/28/13 WHS 11,250 Soulhgata Mall 4260 Florin Rd., Unit B103 Sacramento CA 95823 916.424.8783 916.424.8744 6/20/03 4/30/13 WHS 10,251 Pavilions at San Mateo 4900 Cutler Ave. NE Space #E1 Albuquerque NM 87110 505.884.1191 505.884.8077 5/29/03 5/31/13 OTL 3,894 TangerOuHet Center Five Sevlervllle TN 37862 865.453.9911 865.453.9916 8/14/03 7/31/13 WHS 8,196 Pine Trail Square Mall 1951 A North Military Trail West Palm Beach FL 33409 561.681.6831 561.681.6841 8/7/03 8/31/13 OTL 3.200 Jackson Outlet Village 537 Monmouth Road, Suite 116A, Space Jackson NJ 085Z7 732.928.3636 732.928.6906 11/20/03 5/31/13 OTL 3,000 St Augustine Outlet Center 2700 State Road 16, #813 St Augustine FL 32092 904.819.9376 904.819.9381 7/17/03 7/31/13 OTL 3,718 Carolina Premium Outlets 1025 Industrial Park Drive, #740 Smithfleld NC 27577 919.989.2133 919.989.3014 6/21/03 6/30/13 126 C 2,486 Fashion Show Us Vegas 3200 Us Vegas Boulevard, South, #1240 Us Vegas NV 89109 702.696.9905 702.696.1247 11/15/03 1/31/14 WHS 8,624 Clearwater Mall 2663 Gulf To Bay Blvd, #910 Clearwatar FL 33759 727.791.4048 727.726.S092 10/30/03 10/31/13 OTL 3,500 Tanger Outlet Center 4840 Tanger Outlet Blvd., #501 Charleston SC 29418 843.S54.8175 843.554.8177 8/4(06 8/31/11 Charleston 132 WHS 5,512 Aurora City Place 130 S. Abilene St, SM.3 Aurora CO 80012 303.344.5767 303.367.2552 7/24/03 7/31/13 133 C 2,553 The Corner Mall 417 Washington St. Boston MA 02108 617.423.0412 617.423.2875 9/25/03 7/31/13 WHS 6,150 DaleMabry Code 33624 Tampa FL 813.960.9385 11/3/03 10/31/13 OTL 3,065 Fashion Outlets of Niagara 1900 Military Dr., #12 Niagara Falls NY 14304 716.297.S4S4 716.297.4275 7/31/03 7/31/13

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE OTL 3,380 Silver Sands Factory Stores 10676 Emerald Coast Parkway West, #139 Destln FL 32550 850.660.03B7 850.650.0951 7/2/03 7/31/13 WHS 8,831 North Creek Plaza 7901 San Dario Avenue, Unit A Urdeo TX 78045 956.796.1S31 956.729.1862 3/1/07 2/29/12 OTL 3,399 Potomac Mills 2700 Potomac Mills Circle, # 555 Prince William VA 22192 703.490.5546 703.490.5760 5/28/04 1/31/15 OTL 3,748 Saw/grass Mills 12801 Wast Sunrise Blvd., # 539 Sunrise FL 33323 954.838.9337 954-838.0162 7/23/04 1/31/15 OTL 3,159 St Louis Mills 5555 St. Louis Mills Blvd., # 532 Hazelwood MO 63042 314.227.5868 314.227.5870 5/21/04 1/31/15 OTL 3,287 1 Premium Outlets Blvd., #221 Tlnton Falls NJ 07753 732.696.1919 732.695.1994 11/13/08 1/31/14 Outlets OTL 3,214 Seattle Premium Outlets 10600 Gull Ceda Blvd. Suite 715 Tulallp WA 98271 3S0.716.3886 360.716.3888 6/5/05 5/31/10 OTL 3,500 Tanger Outlet Center Foley 2601S McKenzIa St., #488 Foley AL 36535 251-943-9101 251-943-9104 11/18/05 11/30/10 OTL 4,000 Rehobothl Tanger Outlets 35000 Midway Outlet Drive, #204 Rehoboth Beach DE 19971 302.644.6834 302.644.6836 7/1/05 6/30/10 OTL 4,000 Locust Grove Tanger Outlet Tanger Drive, Suite 624 LocustGrove GA 30248 770.288.2011 770.288.2016 8/19/05 8/31/10 OTL 3,380 Great Lakes Crossing Auburn Hllls M, 48326 248.972.0807 248.972.0829 6/8/05 1/31/15 160 OTL 2,498 North Georgia Premium 800 Highway 400 South Suite 1050 Dawsonvllle GA 30534 706.216.1262 706.216.1362 7/15/05 7/31/10 Outlets 151 OTL 3,168 Clinton Crossing Premium 20_A Kllllngworth Turnpike Suite 410 Clinton CT 06413 860.664.3833 860.664.3848 8/4/05 7/31/15 152 C 3,045 Bellevue Square 575 Bellevue Square, Suite 240 Bellevue WA 38004 425.688.7601 425.688.7606 7/29/05 6/30/15 OTL 3,350 Tilton 120 Laconla Road, Space #306 Tllton NH 03276-5238603.286.1247 603.286.9314 8/19/05 8/31/10 OTL 3,320 Rock Premium 4401 North IH-35, Suite #729 Round Rock TX 78664 512.869.3090 512.819.9080 8/3/06 8/31/11 155 C 2,700 Gaslamp-SoHo Lab 4805th Avenue, Spaces 2-110 and 2-111 San Diego CA 92101 619.238.0912 619.238.4749 6/29/06 8/31/16

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE 158 C 1,995 Burbank Collection 152 E. Palm Avenue, Space 214 Burtaank CA 91502 S18.524.210S 818.524.2408 2/26709 1/31/19 157 OTL 3,669 Branson Tanger Outlet 300 Tanger Boulevard, Space 501 Branson MO 6S616 417.339.1304 417.339.1308 8/31/05 8/31/10 venter C 2,012 ThePieratCeasare One Atlantic Ocean Suite BW-236 Atlantic City NJ OB401 609.345.7980 e08.44B.03G9 10/19/06 12/31/16 C 2,370 WestfieldTopanga Plaza S600 Topanga Canyon Blvd. Suite 43A CanogaParfc CA 91303 818.887.1827 818.887.5740 3/1/07 6/30/17 C 2,360 Vegas Town Square 6605 South Las Vegas Blvd., Space N-139 Us Vegas NV 89119 702.361.8958 702.407.8463 11/14/07 11/30/17 C 2,456 North Park Center 2112 NorthPark Center Dallas TX 7S225 214.360.9303 214.360.9609 4/7/06 4/30/16 OTL 4,250 Rio Grande Outlet Center 5001 East Expressway 83, Suite #712 Mercedes TX 78570 956.565.2011 956.565.2034 11/2/06 11/30/11 OTL 3,600 Paj* City Factory Outlets — Bes3 north Landmark Dr. ParkClty UT 84098 435.655.3912 435.655.3917 1/20/06 1/31/11 OTL 3,075 O^Se Beach Premium 4540 Highway 54 Space Q1 Osage Beach MO 65065 573.348.1883 573.348.4425 5/19/06 5/31/11 Outlets C 2,531 Highland 6801 Hollywood Boulevard, Suite B3-326B Hollywood CA 90028 323.382.0108 323.382.0124 6/28/06 4730/16 C 2,700 Summit Sierra 13985 S Virginia St. Space 803 Reno NV 89511 775.853.3330 775.853.3371 10/4/06 10/31/16 C 1,803 Del Amo Fashion Center 3 Del Amo Fashion Center Space 83 Torrance CA 90503 310.793.2474 310.793.2484 9/14/06 1/31/17 C 2,465 Tempe Market Place 2000 E. Rio Salado Parkway, #1074 Tempo AZ 85281 480.966.2663 480.966.2664 8/23/07 8/31/17 C 2,708 Queens Center Mall 90-15 Queens Blvd. Space 2008 Elmhurst NY 11373 718.S92.4073 718.992.2418 7/20/06 1/31/17 C 2,322 Woodbrldge Center 2335 Woodbridge Center Woodbrldge NJ 07095 732.726.0920 732.726.0938 8/30/05 1/31/17 OTL 3,515 Atlantic Ctty Outlets 121 N.Arkansas, Space #316 Atlantic City NJ 08401 609.344.2850 609.344.2852 8/30/07 7/31/17 OTL 3,500 Prime Orlando 4967 International Dr., Suite 3A-4.1 Orlando FL 32819 407.345.8922 407.345.8924 8/11/07 8/31/17

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE C 2,500 Cheny Creek 3000 East First Ave. Space #134 Denver CO 8020S 303.333.18S4 303.333.1871 9/28/06 1/31/16 C 2,247 International Plaza 2223 N. West Shore Blvd., #184 Tampa FL 33607 813.871.5970 813.871.5973 10/5/06 1/31/16 C 2,483 Shops at Dos 2785 Cabot Drive, Space 7-145 Corona CA 92883 951.277.0484 951.277.1255 1/18/07 1/31/17 C 2,587 Arrowhead Towne Center 7700 Went Arrowhead Towne Center, #1061 Phoenix AZ 85308 623.979.9040 623.979.9626 10/11/06 10/31/16 C 2,184 Tyrone Square 690122nd Avenue North, Space 492A St. Petersburg FL 33710 727.345.1061 727.345.3630 12/7/08 1/31/17 179 OTL 3,500 Albertvllle Premium Outlets 6415 Ubeaux Ave NE Space B230 Albertville MN 55301 763.488.1556 763.488.1557 9/21/06 9/30/11 C 2,359 Northshore Mall 210 AndoverSt #E125 Peabody MA 01960 978.531.7019 978.531.7046 4/24/08 1/31/19 C 1,735 Mall at RockJngham 99 Rocklngham Park Blvd., #6-159 Salem NH 03079 603.893.1697 603.893.2348 1/10/07 1/31/17 C 2,000 Mall or New Hampshire 15005. Willow Street, #S-165 Manchester NH 03103 603.629.9647 603.629.9659 11/29/06 1/31(17 C 1,858 Solomon Pond 601 Donald Lynch Blvd., #S-132 Martborough MA 01752 508.481.8042 508.481.8627 1/17/07 1/31/17 C 2,009 Anaheim Gardenwalk 321 West Katella Ave., #143 Anaheim CA 92808 714.533.9621 714.533.3779 5/29/08 5/31/18 185 OTL 3,066 Bluffion SC 29910 843.837.2344 841837.2347 3/15/07 3/31/12 Center OTL 3,500 Gonzales Outlet Center 2210 S. Tanger Blvd., #205 Sorrzales LA 70737 225.644.4555 225.644.3248 11/20/07 11/30/12 OTL 3,500 Tanger Outlet Center, 2200 Tanger Blvd., Space #701 Washington PA 15301 724.228.8823 724.228.8826 8/29/08 8/31/13 Washington, pa 188 WHS 7,087 Valley Plaza Shopping 1523 West Main Street, Suite A El Centra CA 92243 760.353.8873 760.353.5911 12/7/06 12/31/16 Center 189 C 2,499 Freehold Raceway Mall 3710 Route 9, Space # G-220 Freehold NJ 07728 732.625.1451 732.625.1456 2/21/07 12/31/16 190 OTL 3,000 Chicago Premium Outlets 1650 Premium Outlets Blvd., #207 Aurora IL 60502 630.236.1118 630.236.1120 6/21/07 4/30/17 192 OTL 3,300 Outlets at Pleasant 11211 izoth Ave.,#S79 Pleasant Prairie Wl S3158 262.857.9250 262.857.9470 3/22/07 3/31/17 Prainfi

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE C 1,920 Barton Creek Square 2901 Capital of Texas Highway, #N01C Austin TX 78746 612.7311882 512.732.1821 8/23/07 1/31/18 C 1,909 Pheasant Lane Mall 310 Daniel Webster Highway, #W267A Nashua NH 03080 E03.891.1031 B03.891.104S 4/6/07 1/31/18 196 C 2,412 Edison Mall 4125 Cleveland Ave., #14708 Fort Myers FL 33901 239.939.4911 233.939.2633 6/24107 1/31/18 OTL 3,000 Leesburg Comer Premium M1 Fort Evan5 Roadj NE, #,233 Leesburg VA 20176 703.779.2660 703.779.8487 5/17/07 4/30/17 OTL 3,497 Ph’la^lPhla Premlum 18 Ughteap Road, #1071 Pottstown PA 19464 610.326.9733 610.326.9736 11/8/07 11/30/12 Outlets 198 OTL 3,500 Center 2796 Tanger Way, #350 Barstow CA 92311 760.253.3707 760.253.3708 12/13/07 12/31/12 C 1,992 ArdenFalr 1689 Arden Way, #2042 Sacramento CA 95815 916.925.0980 916.925.8122 6/24/07 5/31/17 C 2,658 AventuraMall 19575 Blscayne Blvd., #1323 Aventura FL 33180 305.682.9221 305.931.0588 6/28/07 3/31/17 C 2,414 Northgate Mall 401 NE Northgate Way, S633C Seattle WA 98125 206.362.2930 206.362.3865 10130/07 1/31«8 C 2,000 The Shops at Mission Vlejo 555 The Shops at Mission Vtejo, #934B Mission Vlejo CA 92691 949.365.1256 949.3S5.0734 8/15/07 1/31/18 C 2,559 Plaza Bonlta 3030 BonKa Plaza Road, #2276 National City CA 91950 619.267.8053 619.267.2384 7/1/08 1/31/19 C 2,259 South Park Center 500 Southpark Center Drive, #HL68 Strongsvllle OH 44136 440.238.6517 440.238.6533 6/2*07 1/31/18 206 C 1,986 Great Northern Mall 4954 Great Northern Mall Blvd., #802 North Olmstead OH 44070 440.734.3465 440.734.3630 8/16/07 1/31/18 OTL 2,750 North Bend Factory Stores 461 South Fork Ave., #421A1 North Bend WA 98046 425.888.8860 425.888.8863 5/24/07 5/31/17 OTL 2,426 Store at Camarillo v9nturaBlvd, #S12 Camarilla CA 93010 805.389.7424 805.389.7430 6/21/07 6/30/17 Outlet C 2,527 DadelandMall 7535 Dadeland MalU #3030 Miami FL 33156 786.268.1088 786.268.1168 8/9/07 1/31/18 C 2,003 Clelo Vista Mall 8401 Gateway Blvd. West, #G04A El Paso TX 79925 S15.781.7766 915.781.7765 S/8/08 1/31/19 212 WHS 8,998 Hillside Plaza 725 Broadway (Route 1 South) Saugus MA 01906 781.231.1000 781.231.1162 10/18/07 8/31/17

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE 213 WHS 6,DOO Town Oentor BSD W. Hammer Una Stockton CA 95210 209.952.4519 209.952.5861 9/22/07 8/31/12 C 2,310 Annapolis Man 2002 Annapolis Mall, #122S Annapolis MD 21401 410.573.9229 410.573.9433 11/1/07 1/31/18 C 2,707 Altamonte Mall 451 Altamonta Ave, #1341 Altamonte Springs FL 32701 407.332.7362 407.332.7908 5/15/08 1/31/19 C 2,186 RIverchase Galleria 3000 Riverchase Galleria, #286 Hoover AL 35244 205.560.0695 205.560.0697 10/21/07 1/31/18 C 2,164 North Point Mall 1000 North Point Circle, #2032 Alpharetta GA 30022 770.667.2253 770.667.2071 11/15/07 1/31/18 C 2,384 Augusta Mall 3450 Wrlghtsboro Road, #2610 Augusta GA 30909 706.736.1070 706.736.1072 10/19/07 1/31/18 C 2,080 Meadowood Mall 5000 Meadowood Mall Circle, #0104 Reno NV 89502 775.828.9400 775.828.9403 3/13/08 1/31/18 C 1,997 Chandler Fashion Center 3111W. Chandler Blvd., #2436 Chandler AZ 85226 480.963.8600 480.963.8610 11/8/07 11/30/17 C 7,800 San Francisco 200 Powell Street San Francisco CA 94102 415.986.7044 415.986.7056 10/16/08 10/31/18 WHS 7,102 Baldridge Commons 350 N. Dysart Road, Suites JOS, 207,208, & Goodvear AZ 85338 623.9323027 623.932.3770 4/17/08 1/31/13 OTL 3,200 Houston Premium Outlets 29300 Hempstead Road, #0861 Cypress TX 77433 281.758.1830 281.758.1639 3/27/08 1/31/14 C 2,569 Perimeter Mall 4400 Ashford-Dunwoody Rd., #1035 Atlanta GA 30346 770.396.4221 770.396.4082 4/3/08 1/31rt9 C 2,002 The Oaks Mall Florida 6215 Newtaeny Road, Space #H6 Gainesville FL 32605 352.332.2473 352.332.2708 9/18/08 1/31/19 C 2,500 Pembroke Lakes Mall 11401 Pines Blvd., Space #426 Pembroke Pines FL 33026 954.447.1449 954.447.1491 6/13/09 1/31/20 C 2,174 Coastland Center 1900 North Tamiaml Trail, Space #H5 Naples FL 34102 239.261.3449 239.262.2692 6/12/08 1/31/19 C 3,035 17 East Monroe St., Space #S-6 Chicago IL 60603 312.346.2302 312.346.2387 5/1/08 4/30/23 C 2,623 Westfleld Southcenter 816 Southcenter Mall, Space #1140 Tukwlla IMA 98188 206.246.2459 206.246.0662 7/25/08 1/31/19 231 OTL 3,500 Prime Outlets Wllllamsburg S55S Richmond Rd, Space #G140 Wllllamsburg VA 23188 757.220.3813 757.220.4824 4/17/08 4/30/18

STORE NO STORE TYPE SQ.FT. LOCATION NAME ADDRESS CITY STATE ZIP PHONE FAX OPEN DATE EXP. PATE OTL 3,600 Prime Outlets Puerto Rico 1 Prime Outlets Blvd., Space #520 Barceloneta PR 00617 787.970.0134 787.970.0138 11/14/08 11/30/13 OTL 3,542 Prime Outlets Hagerstown 495 Prime Outlets Blvd., Space #565 Hagerstown MD 21740 240.420.0050 240.420.0052 3/13/09 3/31/19 235 OTL 3.195 Prime Outlets Birch Run 12240 South Beyer Rd., Space #V011 Birch Run Ml 48415 989.624.933S 989.624.9526 4/10/08 4/30/18 C 2,500 Westgate City Center 9404 W. Westgate Blvd, Space #C107 Glendale AZ BS305 623.772.1717 623.772.1919 1/18/08 1/31/18 C 2,694 SanTan Village 2174 East Williams Field Road, #538 Gilbert AZ 85296 480.857.2442 480.857.8227 3/27/08 3/31/18 C 2,660 Greenwood Park Mall 1251 U.S. Highway 31 N, #C08C Greenwood IN 46142 317.885.9470 317.885.9471 4/17/08 1/31/19 C 2,600 Tile Avenues 10300 Southside Blvd., #1090A Jacksonville FL 32256 904.363.2838 904.363.2928 5/22/08 1/31/19 3028 Ground 241 C Floor 1728 Union Square 15 Union Square West, Space C New York NY 10003 212.647.8891 212.647.8893 12/6/08 4/30/19 Bsuoment 1300 242 C 2,300 Gallerla al 1151 Galleria Blvd., Space 2085 Rosevllle CA 95678 916.78Z1404 916.782.1462 n/a n/a Roseville 243 OTL 3,500 Preferred Outlets at Tulare 1407 Retherford St, Space K-040 Tulare CA 93274 n/a Sept 2009 n/a 247 OTL 3,384 The uemte at Sparks 1475 East Lincoln Way, D138 Sparks NV 89434 77S.35B.40S2 775.358.7528 6/18/09 1/31/20 manna 248 OTL 3,361 Lighthouse PU« Premium 601 Wabash St., Space #G030 Michigan City IN 46360 219.878.0525 219.878.0527 8/28/08 1/31/19 outlets 249 OTL 3,927 1 Crossings Factory 1000 Route 611, Space #D04 Tannersville PA 18372 570.629.4210 570.629.5017 9/25/08 1/31/19 251 OTL 3,000 Tan8er Factory Outlets at 800 Steven BTanger Blvd, Space #1210 Commerce GA 30529 706.336.8471 706.336.8483 4/24/09 4/30/14 Commerce 252 OTL 3,727 Janger Factory Outlets at 4633 Factory Stores Blvd^ Space #C170 Myrtle Beach SC 29679 843.236.8086 843.236.6650 9/4/08 9/30/13 Myrtle seacn nwy sol 255 OTL 3,154 Prime Outlets Jeffersonville 8000 Factory Shops Blvd., Space #620 Jeffersonvllle OH 43128 740.948.2048 740.948.2036 9/4/08 9/30/18 257 WHS 6,000 Nellis Plaza 306 N. NeUis Blvd., #105 Us Vegas NV 89110 702.437.7676 702.437.7141 11/28/08 1/31/14 258 C 2,312 Tucson Mall 4500 N.Oracle Road, Space#217 Tucson AZ 85705 520.293.2355 520.293.2257 3/20/09

SCHEDULE E-2
EXISTING ACCEPTANCES

Prod
Type	Istm ID	Iss Dt	Exp Dt	Ben Nm	Curr	Liab USD Amt
BADIS	00000010967134	6/3/2009	7/3/2009		USD	$27,600.00
BADIS	00000010967151	6/1/2009	7/1/2009		USD	$5,515.44
BADIS	00000010967285	6/2/2009	7/2/2009		USD	$125,574.96
BADIS	00000010967417	6/1/2009	7/1/2009		USD	$43,034.40
BADIS	00000010967697	6/5/2009	7/6/2009		USD	$77,400.00
BADIS	00000010967698	6/5/2009	7/6/2009		USD	$157,045.44
BANDID	00000010967766	6/12/2009	7/13/2009		EUR	$150,733.76
BADIS	00000010967886	6/8/2009	7/8/2009		USD	$42,129.60
BADIS	00000010968125	6/12/2009	7/13/2009		USD	$6,210.00
BADIS	00000010968138	6/10/2009	7/10/2009		USD	$179,386.20
BANDID	00000010968875	6/24/2009	7/24/2009		EUR	$45,250.70
BADIS	00000010968964	6/16/2009	7/16/2009		USD	$171,498.60
BADIS	00000010969373	6/29/2009	7/29/2009		USD	$83,223.00
BADIS	00000010969483	6/29/2009	7/29/2009		USD	$1,827.00
BADIS	00000010969826	6/26/2009	7/24/2009		USD	$129,805.49
BADIS	00000010967557	6/4/2009	7/6/2009		USD	$28,904.40
BADIS	00000010968877	6/17/2009	7/17/2009		USD	$18,626.40

SCHEDULE E-3
EXISTING LETTERS OF CREDIT

Prod
Type	Istm ID	Iss Dt	Exp Dt	Ben Nm	Curr	Liab USD Amt
IMPORT	00000001172237	4/27/2009	6/20/2009	[*]	USD	$4,061.40
IMPORT	00000001172239	5/8/2009	7/6/2009	[*]	EUR	$109,619.32
IMPORT	00000001172240	5/27/2009	7/31/2009	[*]	USD	$243,672.00
IMPORT	00000001172241	5/22/2009	7/11/2009	[*]	USD	$75,255.84
IMPORT	00000001172242	5/22/2009	8/5/2009	[*]	USD	$110,988.00
IMPORT	00000001172243	5/22/2009	7/31/2009	[*]	USD	$155,268.00
IMPORT	00000001172244	5/28/2009	8/16/2009	[*]	USD	$272,203.80
SBYFIN	00000003043561	10/21/2004	8/19/2009	[*]	USD	$710,000.00
SBYFIN	00000003049706	6/21/2002	5/31/2010	[*]	USD	$108,500.00
SBYFIN	00000003067114	9/13/2005	7/20/2009	[*]	USD	$960,000.00
IMPORT	00000001158676	5/22/2009	7/11/2009	[*]	USD	$49,664.40
IMPORT	00000001158677	5/22/2009	7/21/2009	[*]	USD	$14,882.40
IMPORT	00000001158678	5/22/2009	7/11/2009	[*]	USD	$52,700.16
IMPORT	00000001158679	5/27/2009	7/31/2009	[*]	USD	$46,560.00
IMPORT	00000001158680	5/27/2009	7/26/2009	[*]	USD	$19,820.21
IMPORT	00000001158681	6/29/2009	8/5/2009	[*]	USD	$12,636.00

* Confidential Portions Omitted and Filed Separately with the Commission.

Schedule M-1
Material Contracts
1.	Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

2.	Amendment No. 1 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

3.	Amendment No. 2 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

4.	Amendment No. 3 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

5.	2006 Annual Incentive Compensation Plan of Skechers U.S.A., Inc.

6.	2007 Incentive Award Plan of Skechers U.S.A., Inc.

7.	Form of Restricted Stock Agreement under 2007 Incentive Award Plan of Skechers U.S.A., Inc.

8.	2008 Employee Stock Purchase Plan of Skechers U.S.A., Inc.

9.	Indemnification Agreement dated June 7, 1999 between Skechers U.S.A., Inc. and its directors and executive officers.

10.	Registration Rights Agreement dated June 9, 1999, between Skechers U.S.A., Inc., the Greenberg Family Trust and Michael Greenberg.

11.	Tax Indemnification Agreement dated June 8, 1999, between Skechers U.S.A., Inc. and certain shareholders.

12.	Promissory Note, dated December 27, 2000, between Skechers U.S.A., Inc. and Washington Mutual Bank, FA, for the purchase of property located at 225 South Sepulveda Boulevard, Manhattan Beach, California.

13.	Loan Agreement, dated December 21, 2000, between Yale Investments, LLC, and MONY Life Insurance Company, for the purchase of property located at 1670 South Champagne Avenue, Ontario, California.

14.	Promissory Note, dated December 21, 2000, between Yale Investments, LLC, and MONY Life Insurance Company, for the purchase of property located at 1670 Champagne Avenue, Ontario, California.

15.	Agreement dated August 25, 2005 between Duncan Investments, LLC, a wholly owned subsidiary of Skechers U.S.A., Inc., and Morley Construction Company regarding 330 South Sepulveda Boulevard, Manhattan Beach, California.

16.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1661 South Vintage Avenue, Ontario, California.

17.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

18.	Second Amendment to Lease Agreement, dated December 10, 2007, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

19.	Third Amendment to Lease Agreement, dated January 29, 2009, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

20.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1777 South Vintage Avenue, Ontario, California.

21.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.

22.	Second Amendment to Lease Agreement, dated May 14, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.

23.	Third Amendment to Lease Agreement, dated May 7, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

24.	Fourth Amendment to Lease Agreement, dated November 10, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

25.	Fifth Amendment to Lease Agreement, dated November 20, 2008, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

26.	Lease Agreement, dated April 10, 2001, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

27.	First Amendment to Lease Agreement, dated October 22, 2003, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

28.	Second Amendment to Lease Agreement, dated April 21, 2006, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

29.	Lease Agreement, dated February 8, 2002, between Skechers International, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium II SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.

30.	Lease Agreement dated September 25, 2007 between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Moreno Valley, California.

31.	Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center II in Liege, Belgium.

32.	Addendum to Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.

33.	Lease Agreement dated May 9, 2007 between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

34.	First Amendment to Lease Agreement, dated December 28, 2007, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

35.	Second Amendment to Lease Agreement, dated August 4, 2008, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

36.	Lease Agreement dated August 13, 2007 between Skechers U.S.A., Inc. and Thor Palmer House Retail LLC regarding 17 East Monroe Street, Chicago, Illinois.

37.	Lease Agreement dated June 20, 2008 between Skechers U.S.A., Inc. and KLCH Associates regarding 140 West 34th Street, New York, New York.

38.	Lease Agreement dated May 23, 2003 between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.

39.	Amendment to Lease Agreement, dated January 14, 2009, between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.

40.	Purchase Order dated June 23, 2009 from Skechers U.S.A., Inc. to WEI West, Inc. for approximately $80.7 million regarding material handling system and engineering services for new distribution center, of which approximately $45.3 million in payables remains outstanding.

41.	License Agreement dated April 7, 2003 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II

42.	License Agreement dated December 5, 2005 between Zoo York, LLC, Skechers U.S.A., Inc. II and Skechers S.a.r.l.

43.	License Agreement dated August 2007 between bebe stores, inc., Skechers U.S.A., Inc. and Skechers U.S.A., Inc. II.

44.	Buying Agency Agreement dated June 1, 2006 between Skechers U.S.A., Inc. II and Skechers Holdings Jersey Limited.

45.	Cost Sharing Agreement dated July 1, 2001 between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II and Skechers International II.

46.	First Amendment to Cost Sharing Agreement, dated January 1, 2005, between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II, Skechers International II and Skechers USA Canada, Inc.

47.	Skechers International II Partnership Agreement dated June 29, 2001 by Skechers U.S.A., Inc.

Schedule P-1
Permitted Holder means Robert Greenberg and any of his Affiliates, Family Members, and Family Trusts.
For purposes of this Schedule, “Family Member” means, with respect to any individual, any other individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual and “Family Trusts” means, with respect to any individual, trusts or other estate planning vehicles established for the benefit of such individual or Family Members of such individual and in respect of which such individual serves as trustee or in a similar capacity.

Schedule P-2
Permitted Investments
1.	Investments, as reflected on Schedule 4.1(c) to the Agreement.[1]

2.	Indebtedness taken into account in arriving at the net amount set forth under the heading Intercompany Advances in Schedule 4.19 to the Agreement.

[1]	The Investments in Subsidiaries of the Loan Parties include capital contributions of $15,631,478 in Subsidiaries of the Loan Parties that are not Loan Parties.

Schedule P-3
Permitted Liens
1.	Liens granted by Skechers U.S.A., Inc. in favor of Wells Fargo Financial Leasing, Inc. on certain Equipment described in financing statements 05-7046027283 (dated 10/21/05), 06-7082979896 (dated 8/25/06) and 06-7088217302 (dated 10/13/06) filed in the State of California.

2.	Liens granted by Skechers U.S.A., Inc. in favor of Leaf Funding, Inc. on certain Equipment described in financing statement 06-7087503733 (dated 10/6/06) filed in the State of California in connection with the leasing of closed circuit alarm systems as referenced in lease number 11002186015.

3.	Liens granted by Skechers U.S.A., Inc. in favor of Salepoint, Inc. on certain Equipment and proceeds thereof described in financing statement 07-7110875379 (dated 4/19/07) pursuant to that certain Equipment Purchase Agreement dated March 23, 2007.

4.	Liens granted by Skechers U.S.A., Inc. in favor of LaSalle Bank National Association, as trustee for the registered holders of Washington Mutual Commercial Mortgage Trust, on certain real property and other assets described in that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated December 27, 2000 and recorded in Los Angeles County, California on December 29, 2000 as file numbers 00-2034909 (dated 12/29/00) and 00-2034910 (dated 12/29/00) as among Skechers U.S.A., Inc., California Reconveyance Company and Washington Mutual Bank, FA, as assigned pursuant to that certain Assignment of Loan Documents by Washington Mutual Bank, FA to LaSalle Bank National Association, as trustee for the registered holders of Washington Mutual Commercial Mortgage Trust 2005-C1, Commercial Mortgage Pass Through Certificates, Series 2005-C1.

5.	Liens granted by Yale Investments, LLC in favor of MONY Life Insurance Company and Wells Fargo Bank Minnesota, N.A., as Trustee for Morgan Stanley Dean Witter Capital I Inc., in certain real property and other assets described in financing statement numbers 0090376 (dated 12/28/00) and 2007 3853511 (dated 9/7/07) filed in the State of Delaware in connection with that certain that certain Deed of Trust, Assignment of Rents, Security Agreement, and Fixture Filing dated December 21, 2000 and that certain Loan Agreement dated as of the December 21, 2000, by and between Yale Investments, LLC and MONY Life Insurance Company.

Schedule Y-1
Yale Real Property
1.	1670 Champagne Avenue, Ontario, CA 91761

SCHEDULE 1.1
Definitions

Schedule 1.1

As used in the Agreement, the following terms shall have the following definitions:

“Acceptance” means a time draft issued under a Letter of Credit in connection with the purchase by any Borrower of Inventory from a location outside of the continental United States, which has been accepted by an Issuing Lender or an Underlying Issuer at the request of an Issuing Lender, in each case, in such Issuing Lender’s or Underlying Issuer’s, as applicable, sole and absolute discretion.

“Acceptance Disbursement” means a payment made by any Issuing Lender or any Underlying Issuer pursuant to an Acceptance.

“Account” means an account (as that term is defined in the Code).

“Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible.

“Accounting Changes” means (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions) or of any rule, regulation, pronouncement or opinion by the SEC, (ii) changes in accounting principles concurred in by Parent’s certified public accountants; (iii) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (iv) the reversal of any reserves established as a result of purchase accounting adjustments.

“ACH Transactions” means any cash management or related services (including the Automated Clearing House processing of electronic fund transfers through the direct Federal Reserve Fedline system) provided by a Bank Product Provider for the account of Parent or its Subsidiaries.

“Acquired Indebtedness” means Indebtedness of a Person whose assets or Stock is acquired by Parent or any of its Subsidiaries in a Permitted Acquisition; provided, however, that such Indebtedness (a) is either Purchase Money Indebtedness or a Capital Lease with respect to Equipment or mortgage financing with respect to Real Property, (b) was in existence prior to the date of such Permitted Acquisition, and (c) was not incurred in connection with, or in contemplation of, such Permitted Acquisition.

“Acquisition” means (a) the purchase or other acquisition by a Person or its Subsidiaries of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger (including any reverse merger or short-form merger), consolidation, or otherwise) by a Person or its Subsidiaries of all or substantially all of the Stock of any other Person.

“Additional Documents” has the meaning specified therefor in Section 5.12 of the Agreement.

“Adjusted Letter of Credit Usage” means, as of the date of determination, the sum of (a) the result of (i) 100% minus the applicable Inventory Advance Rate then in effect multiplied by (ii) the undrawn amount of outstanding Qualified Import Letters of Credit issued for the purpose of purchasing Eligible Inventory, plus (b) 100% of the undrawn amount of all other outstanding Letters of Credit, plus (c) 100% of the amount of all outstanding Acceptances.

“Adjusted Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding Advances, plus (b) the amount of the Adjusted Letter of Credit Usage.

“Administrative Borrower” has the meaning ascribed to such term in Section 17.13 of the Agreement.

“Advances” has the meaning specified therefor in Section 2.1(a) of the Agreement.

“Affected Lender” has the meaning specified therefor in Section 2.13(b) of the Agreement.

“Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of the definition of Eligible Accounts and Section 6.12 of the Agreement: (a) any Person which owns directly or indirectly 10% or more of the Stock having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person.

“Agent” has the meaning specified therefor in the preamble to the Agreement.

“Agent-Related Persons” means Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents.

“Agent’s Account” means the Deposit Account of Agent identified on Schedule A-1.

“Agent’s Liens” means the Liens granted by Parent or its Subsidiaries to Agent under the Loan Documents.

“Agreement” means the Credit Agreement to which this Schedule 1.1 is attached.

“Alternative Currency” means (a) Canadian Dollars, or (b) Euros.

“Applicable Unused Line Fee” means, as of any date of determination, the applicable amount set forth in the following table that corresponds to the most recent Average Daily Usage calculation as determined by Agent (the “Average Daily Usage Calculation”); provided, however, that for the period from the Closing Date through the testing period ending September 30, 2009, the Applicable Unused Line Fee shall be at the margin in the row styled “Level I”:

Level	Average Daily Usage	Applicable Unused Line Fee

I	If the Average Daily Usage is less than $75,000,000	1.00 percentage points

II	If the Average Daily Usage is greater than or equal to $75,000,000 and less than $150,000,000	0.75 percentage points

III	If the Average Daily Usage is greater than or equal to $150,000,000	0.50 percentage points

The Applicable Unused Line Fee shall be based upon the most recent Average Daily Usage Calculation, which will be calculated by Agent based on Average Daily Usage during the preceding fiscal quarter. The Applicable Unused Line Fee shall be re-determined quarterly by Agent using such methods in its reasonable discretion and any change to the Applicable Unused Line Fee based on the Average Daily Usage as of the end of any fiscal quarter shall be effective as of the first day of the immediately following fiscal quarter.

“Application Event” means the occurrence of (a) a failure by Borrowers to repay all of the Obligations on the Maturity Date, or (b) an Event of Default and the election by Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(ii) of the Agreement.

“Approved Increase” has the meaning specified therefor in Section 2.2(a).

“Assignee” has the meaning specified therefor in Section 13.1(a) of the Agreement.

“Assignment and Acceptance” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1.

“Authorized Person” means any one of the individuals identified on Schedule A-2, as such schedule is updated from time to time by written notice from Administrative Borrower to Agent.

“Available Increase Amount” means, as of any date of determination, an amount equal to the result of (a) $50,000,000 minus (b) the aggregate principal amount of increases to the Commitments and the Maximum Revolver Amount previously made pursuant to Section 2.2 of the Agreement.

“Availability” means, as of any date of determination, the amount that Borrowers are entitled to borrow as Advances under Section 2.1 of the Agreement (after giving effect to all then outstanding Obligations (other than Bank Product Obligations)).

“Average Daily Availability” means, for any measurement period, the average of the amount of Excess Availability at the end of each day during such period.

“Average Daily Availability Calculation” has the meaning specified therefor in the definition of Base Rate Margin.

“Average Daily Usage” means, for any measurement period, the average of the Daily Balance of the Revolver Usage at the end of each day during such period.

“Average Daily Usage Calculation” has the meaning specified therefor in the definition of Applicable Unused Line Fee.

“Bailee & Agent” means a Person that (a) acts as the Borrowers’ agent for the purpose of taking possession of goods, including goods which are represented by bills of lading or other documents of title, (b) provides carrier and other transportation services to the Borrowers, and (c) that is reasonably satisfactory to Agent.

“Bailee and Agency Agreement” means a Bailee and Agency Agreement, in substantially the form attached as Exhibit B-4 hereto, entered into by and among the Borrowers, a Bailee & Agent, and Agent, the form and substance of which is satisfactory to Agent.

“Bank Product” means any financial accommodation extended to Parent or its Subsidiaries by a Bank Product Provider (other than pursuant to the Agreement) including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) transactions under Hedge Agreements.

“Bank Product Agreements” means those agreements entered into from time to time by Parent or its Subsidiaries with a Bank Product Provider in connection with the obtaining of any of the Bank Products.

“Bank Product Collateralization” means providing cash collateral (pursuant to documentation reasonably satisfactory to Agent) to be held by Agent for the benefit of the Bank Product Providers in an amount determined by Agent as sufficient to satisfy the reasonably estimated credit exposure with respect to the then existing Bank Products that qualify as Bank Product Obligations pursuant to the requirements of the proviso set forth in the definition of Bank Product Obligations.

“Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by Parent or its Subsidiaries to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (b) all obligations of Borrowers to pay or reimburse an Underlying Issuer in respect of Underlying Letters of Credit, and (c) all amounts that Parent or its Subsidiaries are obligated to reimburse to Agent or any member of the Lender Group as a result of Agent or such member of the Lender Group purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to Parent or its Subsidiaries; provided, however, in order for any item described in clauses (a), (b), or (c) above to constitute “Bank Product Obligations”, (i) if the applicable Bank Product Provider is Wells Fargo, then, if requested by Agent, Agent shall have received a Bank Product Provider Letter Agreement with respect to the applicable Bank Product within 30 days after the provision of such Bank Product to Parent or its Subsidiaries, or, if such Bank Product Agreement was entered into prior to the Closing Date or prior to the date on which such Bank Product Provider or its Affiliate, as applicable, became a Lender under the Credit Agreement, within 30 days after the Closing Date or 30 days after the date on which such Bank Product Provider or its Affiliate, as applicable, first became a Lender under the Credit Agreement, as applicable or (ii) if the applicable Bank Product Provider is any other Person, Agent shall have received a Bank Product Provider Letter Agreement with respect to the applicable Bank Product within 30 days after the provision of such Bank Product to Parent or its Subsidiaries, or, if such Bank Product Agreement was entered into prior to the Closing Date or prior to the date on which such Bank Product Provider or its Affiliate, as applicable, became a Lender under the Credit Agreement, within 30 days after the Closing Date or 30 days after the date on which such Bank Product Provider or its Affiliate, as applicable, first became a Lender under the Credit Agreement, as applicable.

“Bank Product Provider” means any Lender or any of its Affiliates; provided, however, that no such Person (other than Wells Fargo) shall constitute a Bank Product Provider with respect to a Bank Product unless and until Agent shall have received a Bank Product Provider Letter Agreement with such Person and with respect to the applicable Bank Product within 30 days after the provision of such Bank Product to Parent or its Subsidiaries, or, if such Bank Product Agreement was entered into prior to the Closing Date or prior to the date on which such Bank Product Provider or its Affiliate, as applicable, became a Lender under the Credit Agreement, within 30 days after the Closing Date or 30 days after the date on which such Bank Product Provider or its Affiliate, as applicable, first became a Lender under the Credit Agreement, as applicable.

“Bank Product Provider Letter Agreement” means a letter agreement in substantially the form attached hereto as Exhibit B-2, in form and substance satisfactory to Agent, duly executed by the applicable Bank Product Provider, the Administrative Borrower, and Agent.

“Bank Product Reserve” means, as of any date of determination, the amount of reserves that Agent has established (based upon the Bank Product Providers’ reasonable determination of the credit exposure of Parent and its Subsidiaries in respect of Bank Products that qualify as Bank Product Obligations pursuant to the requirements of the proviso set forth in the definition of Bank Product Obligations) in respect of Bank Products then provided or outstanding that qualify as Bank Product Obligations pursuant to the requirements of the proviso set forth in the definition of Bank Product Obligations.

“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

“Base LIBOR Rate” means the rate per annum rate appearing on Bloomberg L.P.’s (the "Service”) Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service) 2 Business Days prior to the commencement of the requested Interest Period, for a term and in an amount comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of a LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by Borrowers in accordance with the Agreement, which determination shall be conclusive in the absence of manifest error.

“Base Rate” means the greatest of (a) the Base LIBOR Rate (which rate shall be calculated based upon an Interest Period of 3 months and shall be determined on a daily basis) plus 1.00 percentage point, (b) the Federal Funds Rate plus 1/2%, and (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate.

“Base Rate Loan” means each portion of the Advances that bears interest at a rate determined by reference to the Base Rate.

“Base Rate Margin” means, as of any date of determination (with respect to any portion of the outstanding Advances on such date that is a Base Rate Loan), the applicable margin set forth in the following table that correspond to the most recent Average Daily Availability calculation determined by Agent in its reasonable discretion (the “Average Daily Availability Calculation”); provided, however, that for the period from the Closing Date through September 30, 2009, the Base Rate Margin shall be at the margin in the row styled “Level III”:

Level	Average Daily Availability	Base Rate Margin

I	If the Average Daily Availability is less than $75,000,000	3.25 percentage points

II	If the Average Daily Availability is greater than or equal to $75,000,000 and less than $150,000,000	3.00 percentage points

III	If the Average Daily Availability is greater than or equal to $150,000,000	2.75 percentage points

The Base Rate Margin shall be based upon the most recent Average Daily Availability Calculation, which will be calculated by Agent in its reasonable discretion based on Average Daily Availability during the preceding fiscal quarter. The Base Rate Margin shall be re-determined quarterly by Agent using such methods in its reasonable discretion and any change to the Base Rate Margin based on the Average Daily Availability as of the end of any fiscal quarter shall be effective as of the first day of the immediately following fiscal quarter.

“Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA) for which Parent or any of its Subsidiaries or ERISA Affiliates has been an “employer” (as defined in Section 3(5) of ERISA) within the past six years.

“BOA” has the meaning specified therefor in the preamble to the Agreement.

“BOAS” has the meaning specified therefor in the preamble to the Agreement.

“Board of Directors” means the board of directors (or comparable managers) of Parent or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).

“Borrower” and “Borrowers” have the respective meanings specified therefor in the preamble to the Agreement.

“Borrowing” means a borrowing hereunder consisting of Advances made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of a Protective Advance.

“Borrowing Base” means, as of any date of determination, the result of:

(a) 85% of the amount of Eligible Accounts, less the amount, if any, of the Dilution Reserve, plus

(b) the lowest of:

(i) the Seasonal Inventory Limit,

(ii) the sum of (y) 70% of the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible Landed Inventory plus (z) the lesser of (1) 70% of the value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Eligible In-Transit Inventory and (2) $25,000,000, and

(iii) the sum of (y) 85% times the most recently determined Net Liquidation Percentage times the book value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Borrowers’ Eligible Landed Inventory plus (z) the lesser of (1) 85% times the most recently determined Net Liquidation Percentage times the book value (calculated at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices) of Borrowers’ Eligible In-Transit Inventory and (2) $25,000,000, minus

(c) the sum of (i) the Bank Product Reserve, and (ii) the aggregate amount of reserves, if any, established by Agent under Section 2.1(c) of the Agreement.

“Borrowing Base Certificate” means a certificate in the form of Exhibit B-1.

“Borrowing Base Excess” has the meaning specified therefor in Section 2.4(e)(i) of the Agreement.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of New York, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term “Business Day” also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

“Canadian Dollars” or “C$” means Canadian dollars.

“Capital Expenditures” means, with respect to any Person for any period, the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed.

“Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having combined capital and surplus of not less than $250,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above.

“CFC” means a controlled foreign corporation (as that term is defined in the IRC) and any Subsidiary of a controlled foreign corporation.

“Change of Control” means that (a) Permitted Holders fail to own and control, directly or indirectly, 51%, or more, of the Stock of Parent having the right to vote for the election of members of the Board of Directors, (b) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20%, or more, of the Stock of Parent having the right to vote for the election of members of the Board of Directors (c) a majority of the members of the Board of Directors do not constitute Continuing Directors, or (d) Parent fails to own and control, directly or indirectly, 100% of the Stock of each other Loan Party.

“Closing Date” means the date of the making of the initial Advance (or other extension of credit) hereunder.

“Code” means the New York Uniform Commercial Code, as in effect from time to time.

“Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by Parent or its Subsidiaries in or upon which a Lien is granted by such Person in favor of Agent or the Lenders under any of the Loan Documents.

“Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in Parent’s or its Subsidiaries’ books and records, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to Agent.

“Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds).

“Commitment” means, with respect to each Lender, its Commitment, and, with respect to all Lenders, their Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer of Parent to Agent.

“Confidential Information” has the meaning specified therefor in Section 17.9(a) of the Agreement.

“Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was approved, appointed or nominated for election to the Board of Directors by either the Permitted Holders or a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent and whose initial assumption of office resulted from such contest or the settlement thereof.

“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Parent or one of its Subsidiaries, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

“Controlled Account Agreement” has the meaning specified therefor in the Security Agreement.

“Copyright Security Agreement” has the meaning specified therefor in the Security Agreement.

“Daily Balance” means, as of any date of determination and with respect to any Obligation, the amount of such Obligation owed at the end of such day.

“Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

“Defaulting Lender” means any Lender that fails to make any Advance (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

“Defaulting Lender Rate” means (a) for the first 3 days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Advances that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).

“DGCL” means the Delaware General Corporations Law as amended from time to time.

“Deposit Account” means any deposit account (as that term is defined in the Code).

“Designated Account” means the Deposit Account of Administrative Borrower identified on Schedule D-1.

“Designated Account Bank” has the meaning specified therefor in Schedule D-1.

“Dilution” means, as of any date of determination, a percentage, based upon the experience of a prior period of duration selected by Agent in its Permitted Discretion (which period of duration shall not be less than 90 consecutive days), that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period (but, in any event, only to the extent that such amounts are included in billings per clause (b) of this definition), by (b) Borrowers’ billings with respect to Accounts during such period.

“Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by 1 percentage point for each percentage point by which Dilution is in excess of 5%.

“Dollars” or “$” means United States dollars.

“Dollar Equivalent” means, on any date of determination, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent in Dollars of such amount, determined by the Agent using the applicable Exchange Rate.

“Domestic Subsidiary” means any Subsidiary of Parent that is not a CFC..

“EBITDA” means, with respect to any fiscal period, Parent’s consolidated net earnings (or loss), minus (a) the sum of (without duplication) (i) extraordinary gains, (ii) interest income, and (iii) non-cash gains arising from asset dispositions not in the ordinary course of business, in each case, for such period, plus (b) the sum of (without duplication) (i) non-cash extraordinary losses, (ii) non-cash stock compensation expenses, (iii) non-cash losses arising from asset dispositions not in the ordinary course of business, (iv) interest expense, (v) income taxes, (vi) depreciation, and (vii) amortization (including deferred financing costs and intangibles), in each case, for such period, in each case, determined on a consolidated basis in accordance with GAAP. For the purposes of calculating EBITDA for any period of 4 consecutive fiscal quarters (each, a “Reference Period”), if at any time during such Reference Period (and after the Closing Date), Parent or any of its Subsidiaries shall have made a Permitted Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to such Permitted Acquisition, are factually supportable, and are expected to have a continuing impact, in each case to be mutually and reasonably agreed upon by Parent and Agent) or in such other manner acceptable to Agent as if any such Permitted Acquisition or adjustment occurred on the first day of such Reference Period.

“Ecko Lender License Agreement” means a license agreement among Agent, Ecko.Complex, LLC, the Borrowers, Skechers International II, and Skechers S.A.R.L. on terms and conditions and subject to documentation satisfactory to Agent.

“Ecko License Agreement” means that certain Trademark License Agreement, dated April 7, 2003, by and among Ecko.Complex, LLC, Skechers U.S.A., Inc. II, Skechers International II, and Skechers S.A.R.L.

“Eligible Accounts” means those Accounts created by a Borrower in the ordinary course of its business, that arise out of its sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit performed by Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash. Eligible Accounts shall not include the following:

(a) Accounts that the Account Debtor has failed to pay within 90 days of original invoice date or Accounts that the Account Debtor has failed to pay within 60 days of their original due date

(b) Accounts with selling terms of more than 60 days, other than up to $2,500,000 of Borrowers’ Accounts outstanding at any one time with selling terms of more than 60 days but less than 90 days,

(c) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

(d) Accounts with respect to which the Account Debtor is an Affiliate of a Borrower or an employee of a Borrower or any Affiliate of a Borrower,

(e) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional,

(f) Accounts that are not payable in Dollars,

(g) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (x) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is drawable by Agent either as the originally named beneficiary or by virtue of Agent having control (as defined in Section 9-107 of the Code) over such letter of credit, (y) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent or (z) the Account is otherwise satisfactory to Agent, in its sole discretion,

(h) Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which such Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), or (ii) any state of the United States, but only to the extent of the amount by which the aggregate amount of Borrowers’ Accounts that would be ineligible pursuant to this clause (h) exceeds $2,500,000,

(i) Accounts with respect to which the Account Debtor is a creditor of a Borrower, has or has asserted a right of setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of setoff, or dispute,

(j) Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed 10% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent if the creditworthiness of such Account Debtor materially deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit; provided, further, however, that the foregoing percentage shall be increased to 15% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent if the creditworthiness of such Account Debtor materially deteriorates) for each of (i) Famous Footwear, (ii) Kohl’s Corporation, (iii) J. C. Penney Company, Inc., and (iv) Ross Stores, Inc.,

(k) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which a Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

(l) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition,

(m) Accounts that are not subject to a valid and perfected first priority Agent’s Lien,

(n) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor,

(o) Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity,

(p) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services,

(q) Accounts that are acquired in connection with a Permitted Acquisition or are Accounts of a Person acquired in a Permitted Acquisition, until the completion of an appraisal and field examination of such Accounts, in each case, reasonably satisfactory to Agent,

(r) Accounts that constitute debit memos,

(s) Accounts that represent the right to receive payment in connection with the sale of Inventory for purposes of display or demonstration, or

(t) Accounts with respect to which a Borrower has agreed to grant the Account Debtor a discount on the amount of the Account if the Account Debtor pays the discounted amount of the Account within a certain time period, solely to the extent of the proposed discount with respect to the applicable Account.

“Eligible In-Transit Inventory” means those items of Inventory that do not qualify as Eligible Landed Inventory solely because they are not in a location set forth on Schedule E-1 or in transit among such locations and they are the subject of a bill of lading or other similar document of title, but as to which, in each case, (a) such Inventory currently is in transit (whether by vessel, air, or land) to a location set forth on Schedule E-1 that is the subject of a Collateral Access Agreement, (b) title to such Inventory has passed to the applicable Borrower, (c) such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Agent in its Permitted Discretion, (d) such Inventory either (i) is the subject of a negotiable bill of lading (x) that is consigned to Agent (either directly or by means of endorsements), (y) that was issued by the carrier respecting the subject Inventory, and (z) either (1) that is the subject of a telefacsimile copy that Agent has received from the applicable Issuing Lender or Underlying Issuer, as applicable, which issued the Letter of Credit and as to which Agent also has received a confirmation from such Person that such negotiable bill of lading is in-transit by air-courier to Agent (or a customs broker that has executed in favor of Agent a customs broker agreement that is reasonably satisfactory to Agent) or (2) that is in the possession of Agent (or a customs broker that has executed in favor of Agent a customs broker agreement that is reasonably satisfactory to Agent), (ii) is the subject of a negotiable cargo receipt and is not the subject of a bill of lading (other than a negotiable bill of lading consigned to, and in the possession of, a consolidator or Agent, or their respective agents) and such negotiable cargo receipt (x) is consigned to Agent (either directly or by means of endorsements), (y) was issued by a consolidator respecting the subject Inventory, and (z) either (1) that is the subject of a telefacsimile copy that Agent has received from the applicable Issuing Lender or Underlying Issuer, as applicable, which issued the Letter of Credit and as to which Agent also has received a confirmation from such Person that such negotiable cargo receipt is in-transit by air-courier to Agent (or a customs broker that has executed in favor of Agent a customs broker agreement that is reasonably satisfactory to Agent) or (2) that is in the possession of Agent (or a customs broker that has executed in favor of Agent a customs broker agreement that is reasonably satisfactory to Agent), or (iii) so long as a satisfactory Bailee and Agency Agreement is in full force and effect, (x) is the subject of a bill of lading (1) that is consigned to Agent (either directly or by means of endorsements), (2) that was issued by the applicable Bailee & Agent party to such Bailee and Agency Agreement as the carrier respecting the subject Inventory, and (3) that is in the possession of Agent or such Bailee & Agent that is party to such Bailee and Agency Agreement, (y) is in the possession of the Bailee & Agent that is party to such Bailee and Agency Agreement, and (z) together with the applicable bill of lading, is subject to the terms of such Bailee and Agency Agreement, which has been executed by the applicable Bailee & Agent and the Borrowers and delivered to Agent, (e) Parent has provided a certificate to the Agent that certifies that, to the Knowledge of the Parent, such Inventory (A) meets all of such Borrowers’ representations and warranties contained in the Loan Documents concerning Eligible In-Transit Inventory and Eligible Landed Inventory, (B) that it is not excluded by any of the excluding criteria in the definitions of Eligible In-Transit Inventory or Eligible Landed Inventory, other than because (i) such Inventory is not in a location set forth on Schedule E-1 or in transit among such locations or (ii) such Inventory is the subject of a bill of lading or other document of title, and (C) that it knows of no reason why such Inventory would not be accepted by a Borrower when it delivered to a Borrower or a customs broker on behalf of a Borrower, and that the shipment as evidenced by the documents conforms to the related order documents and (f) the full purchase price for such Inventory either (i) has been paid in full or (ii) is supported by a Qualified Import Letter of Credit, and (g) if clause (f)(ii) applies, the Qualified Import Letter of Credit has been drawn upon in full and the Issuing Bank or Underlying Issuer, as applicable, has honored such drawing.

“Eligible Inventory” means Eligible Landed Inventory or Eligible In-Transit Inventory.

“Eligible Landed Inventory” means Inventory consisting of first quality finished goods held for sale in the ordinary course of a Borrower’s business, that complies with each of the representations and warranties respecting Eligible Inventory made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit or appraisal performed by Agent from time to time after the Closing Date. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with Borrowers’ historical accounting practices. An item of Inventory shall not be included in Eligible Inventory if:

(a) a Borrower does not have good, valid, and marketable title thereto,

(b) a Borrower does not have actual and exclusive possession thereof (either directly or through a bailee or agent of a Borrower),

(c) it is not located at one of the locations in the continental United States set forth on Schedule E-1 and is not in-transit from one such location to another such location,

(d) it is in-transit to or from a location of a Borrower (other than in-transit from one location set forth on Schedule E-1 to another location set forth on Schedule E-1),

(e) it is located on real property leased by a Borrower (other than a retail store that is owned or operated by a Loan Party) or in a contract warehouse, in each case, unless it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be, and unless it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises,

(f) it is the subject of a bill of lading or other similar document of title,

(g) it is not subject to a valid and perfected first priority Agent’s Lien,

(h) it consists of goods returned or rejected by a Borrower’s customers (other than such goods that are undamaged and resalable in the ordinary course of a Borrower’s business),

(i) it consists of goods that are discontinued, obsolete or slow moving, restrictive or custom items, work-in-process, raw materials, or goods that constitute spare parts, packaging and shipping materials, supplies used or consumed in a Borrower’s business, bill and hold goods, defective goods, “seconds,” or Inventory acquired on consignment,

(j) it is subject to third party trademark, licensing or other proprietary rights, unless the Agent is reasonably satisfied that such Inventory can be sold by the Agent on satisfactory terms upon and after the occurrence of an Event of a Default,

(k) a Borrower does not have sufficient rights to be able to dispose of such Inventory in the ordinary course of business, or

(l) it was acquired in connection with a Permitted Acquisition, until the completion of an appraisal and field examination of such Inventory, in each case, reasonably satisfactory to Agent (which appraisal and field examination may be conducted prior to the closing of such Permitted Acquisition).

“Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of any Borrower, any Subsidiary of a Borrower, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower, any Subsidiary of a Borrower, or any of their predecessors in interest.

“Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on Parent or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time.

“Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities.

“Equipment” means equipment (as that term is defined in the Code).

“Equipment Loan” means any loan or loans the proceeds of which are used to purchase Equipment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

“ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of Parent or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Parent or its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Parent or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Parent or any of its Subsidiaries and whose employees are aggregated with the employees of Parent or its Subsidiaries under IRC Section 414(o).

“Euro” means the euro referred to in Council Regulation (EC) No. 1103/97 dated June 17, 1997, passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of Economic and Monetary Union.

“Event of Default” has the meaning specified therefor in Section 8 of the Agreement.

“Excess Availability” means, as of any date of determination, the amount equal to Availability minus the aggregate amount, if any, of all trade payables of Parent and its Subsidiaries aged in excess of historical levels with respect thereto and all book overdrafts of the Loan Parties in excess of historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

“Exchange Rate” means and refers to the nominal rate of exchange (vis-à-vis Dollars) for a currency other than Dollars published in The Wall Street Journal (Eastern Edition) on the date of determination (which shall be a Business Day on which The Wall Street Journal (Eastern Edition) is published), expressed as the number of units of such other currency per one Dollar.

“Existing Acceptances” means the Acceptances described on Schedule E-2.

“Existing Credit Facility” means that certain Second Amended and Restated Loan and Security Agreement, dated as of May 31, 2006 (as amended), by and among the Borrowers, The CIT Group/Commercial Services, Inc., as agent for the lenders party thereto, Wachovia Capital Markets, LLC, as lead arranger, and the other lenders party thereto.

“Existing Letters of Credit” means the letters of credit described on Schedule E-3.

“Fee Letter” means that certain fee letter between Borrowers and Agent, in form and substance reasonably satisfactory to Agent.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Covenant Period” means a period which shall commence on any date (the “Commencement Date”) on which Excess Availability is less than $50,000,000 and shall continue until the day on which Excess Availability on each day during a period of 30 consecutive days after the Commencement Date has been greater than or equal to $50,000,000.

“Fixed Charges” means, with respect to any fiscal period and with respect to Parent determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) Interest Expense paid or required to be paid in cash during such period, (b) principal payments in respect of Indebtedness that are required to be paid during such period, (c) all federal, state, and local income taxes paid or required to be paid in cash during such period, (d) Capital Expenditures made or incurred during such period (other than Capital Expenditures financed with proceeds of Indebtedness (other than Advances)), and (e) all Restricted Junior Payments paid (whether in cash or other property, other than common Stock, and other than Restricted Junior Payments permitted to be made pursuant to Section 6.9(a) of the Agreement) during such period.

“Fixed Charge Coverage Ratio” means, with respect to Parent for any period, the ratio of (i) EBITDA for such period, to (ii) Fixed Charges for such period.

“Flow of Funds Agreement” means a flow of funds agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrowers and Agent.

“Foreclosed Borrower” has the meaning specified therefor in Section 2.14 of the Agreement.

“Foreign Lender” means any Lender or Participant that is not a United States person within the meaning of IRC section 7701(a)(30).

“Foreign Subsidiary” means any Person that is both (a) a direct or indirect Subsidiary of Parent and (b) a CFC.

“Funding Date” means the date on which a Borrowing occurs.

“Funding Losses” has the meaning specified therefor in Section 2.12(b)(ii) of the Agreement.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

“Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

“Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Guarantors” means (a) each Domestic Subsidiary of Parent (other than (i) any Borrower or (ii) at anytime prior to the date Yale is required to become a Guarantor pursuant to Section 5.11(b) of the Agreement, Yale) and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.11 of the Agreement, and “Guarantor” means any one of them.

“Guaranty” means that certain general continuing guaranty executed and delivered by each Guarantor in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers, in form and substance reasonably satisfactory to Agent.

“Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

“Hedge Agreement” means any and all agreements or documents now existing or hereafter entered into by Parent or any of its Subsidiaries that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Parent’s or any of its Subsidiaries’ exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices.

“Holdout Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement.

“Immaterial Subsidiary” means any non-operating Subsidiary of the Loan Parties that does not hold or own assets with an aggregate net book value of greater than $1,000,000; and “Immaterial Subsidiaries” means all of them; provided, however, that if any Subsidiary that previously constituted an Immaterial Subsidiary ever either (a) holds or owns assets with an aggregate net book value of greater than $1,000,000 or (b) becomes an operating Subsidiary, then such Subsidiary shall immediately and automatically cease to be an Immaterial Subsidiary and the Borrowers shall be required to comply with the provisions of Section 5.11 of the Agreement with respect to such Subsidiary.

“Increase Effective Date” has the meaning specified therefor in Section 2.2(a).

“Increase Joinder” has the meaning specified therefor in Section 2.2(c).

“Indebtedness” means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of a Person, irrespective of whether such obligation or liability is assumed, (e) all obligations to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (f) all obligations owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the date of determination), (g) any Prohibited Preferred Stock, and (h) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above. For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness described in clause (d) above shall be the lower of the amount of the obligation and the fair market value of the assets securing such obligation.

“Indemnified Liabilities” has the meaning specified therefor in Section 10.3 of the Agreement.

“Indemnified Person” has the meaning specified therefor in Section 10.3 of the Agreement.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intercompany Subordination Agreement” means a subordination agreement executed and delivered by Parent, each of the other Loan Parties, and Agent, the form and substance of which is reasonably satisfactory to Agent.

“Interest Expense” means, for any period, the aggregate of the interest expense of Parent for such period, determined on a consolidated basis in accordance with GAAP.

“Interest Period” means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending 1, 2, or 3 months thereafter; provided, however, that (a) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 months after the date on which the Interest Period began, as applicable, and (d) Borrowers may not elect an Interest Period which will end after the Maturity Date.

“Inventory” means inventory (as that term is defined in the Code).

“Inventory Advance Rate” means the lesser of (a) 70% and (b) the result of 85% times the most recently determined Net Liquidation Percentage.

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practice), or acquisitions of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“IRC” means the Internal Revenue Code of 1986, as in effect from time to time.

“Issuing Lender” means WFF, BOA, or any other Lender that, at the request of Borrowers and with the consent of Agent, agrees, in such Lender’s sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit or Reimbursement Undertakings or accepting Acceptances pursuant to Section 2.11 of the Agreement.

“Knowledge” means, the actual knowledge of the executive officers of Parent after reasonable inquiry.

“Lender” and “Lenders” have the respective meanings set forth in the preamble to the Agreement, and shall include any other Person made a party to the Agreement in accordance with the provisions of Section 13.1 of the Agreement.

“Lender Group” means each of the Lenders (including each Issuing Lender) and Agent, or any one or more of them.

“Lender Group Expenses” means all (a) out-of-pocket costs or expenses (including taxes, and insurance premiums) required to be paid by Parent or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group, (b) reasonable out-of-pocket fees or charges paid or incurred by Agent in connection with the Lender Group’s transactions with Parent or its Subsidiaries under any of the Loan Documents, including, all actual fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement or the Fee Letter), real estate surveys, real estate title policies and endorsements, and environmental audits, (c) out-of-pocket costs and expenses incurred by Agent in the disbursement of funds to Borrowers or other members of the Lender Group (by wire transfer or otherwise), (d) out-of-pocket charges paid or incurred by Agent resulting from the dishonor of checks payable by or to any Loan Party, (e) reasonable out-of-pocket costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) reasonable out-of-pocket audit fees and expenses (including travel, meals, and lodging) of Agent related to any inspections or audits to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement or the Fee Letter, (g) reasonable out-of-pocket costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group’s relationship with Parent or any of its Subsidiaries, (h) Agent’s reasonable out-of-pocket costs and expenses (including reasonable attorneys fees) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating, or amending the Loan Documents, and (i) Agent’s and each Lender’s reasonable out-of-pocket costs and expenses (including reasonable attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning Parent or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

“Lender Group Representatives” has the meaning specified therefor in Section 17.9 of the Agreement.

“Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents.

“Letter of Credit” means a letter of credit issued by an Issuing Lender or a letter of credit issued by an Underlying Issuer, as the context requires.

“Letter of Credit Collateralization” means either (a) providing cash collateral (pursuant to documentation reasonably satisfactory to Agent, including provisions that specify that the Letter of Credit and Acceptance fee, and all usage charges set forth in the Agreement will continue to accrue while the Letters of Credit or Acceptances, as applicable, are outstanding) to be held by Agent for the benefit of those Lenders with a Commitment in an amount equal to the sum of (i) 105% of the Letter of Credit Usage composed of Letters of Credit or Acceptances denominated in Dollars and (ii) 115% of the balance of the Letter of Credit Usage, and, in each case, together with an agreement to replenish such cash collateral as necessary to maintain at all times cash collateral in accordance with the requirements set forth above, (b) causing the Underlying Letters of Credit to be returned to the applicable Issuing Lender, or (c) providing Agent with a standby letter of credit, in form and substance reasonably satisfactory to Agent, from a commercial bank acceptable to Agent (in its sole discretion) in an amount equal to the sum of (i) 105% of the Letter of Credit Usage composed of Letters of Credit denominated in Dollars and (ii) 115% of the balance of Letter of Credit Usage (it being understood that the Letter of Credit fee and all usage charges set forth in the Agreement will continue to accrue while the Letters of Credit or Acceptances, as applicable, are outstanding and that any such fees that accrue must be an amount that can be drawn under any such standby letter of credit) and together with an agreement to provide additional cash collateral or standby letters of credit as necessary to maintain at all times cash collateral in accordance with the requirements set forth above.

“Letter of Credit Disbursement” means a payment made by any Issuing Lender or any Underlying Issuer pursuant to a Letter of Credit.

“Letter of Credit Usage” means, as of any date of determination, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate amount all outstanding Acceptances.

“LIBOR Deadline” has the meaning specified therefor in Section 2.12(b)(i) of the Agreement.

“LIBOR Notice” means a written notice in the form of Exhibit L-1.

“LIBOR Option” has the meaning specified therefor in Section 2.12(a) of the Agreement.

“LIBOR Replacement Lender” has the meaning specified therefor in Section 2.12(d)(iii) of the Agreement.

“LIBOR Rate” means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by Agent by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) 100% minus the Reserve Percentage. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

“LIBOR Rate Loan” means each portion of an Advance that bears interest at a rate determined by reference to the LIBOR Rate.

“LIBOR Rate Margin” means, as of any date of determination (with respect to any portion of the outstanding Advances on such date that is a LIBOR Rate Loan), the applicable margin set forth in the following table that correspond to the most recent Average Daily Availability Calculation determined by Agent in its reasonable discretion; provided, however, that for the period from the Closing Date through September 30, 2009, the LIBOR Rate Margin shall be at the margin in the row styled “Level III”:

Level	Average Daily Availability	LIBOR Rate Margin

I	If the Average Daily Availability is less $75,000,000	4.25 percentage points

II	If the Average Daily Availability is greater than or equal to $75,000,000 and less than $150,000,000	4.00 percentage points

III	If the Average Daily Availability is greater than or equal to $150,000,000	3.75 percentage points

The LIBOR Rate Margin shall be based upon the most recent Average Daily Availability Calculation, which will be calculated by Agent in its reasonable discretion based on Average Daily Availability during the preceding fiscal quarter. The LIBOR Rate Margin shall be re-determined quarterly by Agent using such methods in its reasonable discretion and any change to the LIBOR Rate Margin based on the Average Daily Availability as of the end of any fiscal quarter shall be effective as of the first day of the immediately following fiscal quarter.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Loan Account” has the meaning specified therefor in Section 2.9 of the Agreement.

“Loan Documents” means the Agreement, the Acceptances, the Bank Product Agreements, any Borrowing Base Certificate, the Controlled Account Agreements, the Control Agreements, the Copyright Security Agreement, the Fee Letter, the Flow of Funds Agreement, the Guaranty, the Intercompany Subordination Agreement, the Letters of Credit, the Patent Security Agreement, the Security Agreement, the Trademark Security Agreement, any note or notes executed by any Borrower in connection with the Agreement and payable to any member of the Lender Group, any letter of credit application entered into by any Borrower in connection with the Agreement, and any other agreement entered into, now or in the future, by Parent or any of its Subsidiaries and any member of the Lender Group in connection with the Agreement.

“Loan Party” means any Borrower or any Guarantor.

“Margin Stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

“Material Adverse Change” means (a) a material adverse change in the business, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Parent and its Subsidiaries, taken as a whole, (b) a material impairment of Parent’s and its Subsidiaries ability to perform their obligations under the Loan Documents to which they are parties or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of Agent’s Liens with respect to the Collateral as a result of an action or failure to act on the part of Parent or its Subsidiaries.

“Material Contract” means, with respect to any Person, (a) each contract listed on Schedule M-1 to the Agreement, (b) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $5,000,000 or more (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days notice without penalty or premium), and (c) all other contracts or agreements, the loss of which could reasonably be expected to result in a Material Adverse Change.

“Maturity Date” has the meaning specified therefor in Section 3.3 of the Agreement.

“Maximum Revolver Amount” means $250,000,000, as such amount may be increased in accordance with Section 2.2 or decreased in accordance with Section 2.4(c).

“Moody’s” has the meaning specified therefor in the definition of Cash Equivalents.

“Net Cash Proceeds” means, with respect to any sale or disposition by Parent or any of its Subsidiaries of assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of Parent or its Subsidiaries, in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than (A) Indebtedness owing to Agent or any Lender under the Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto and required to be paid by Parent or such Subsidiary in connection with such sale or disposition and (iii) taxes paid or payable to any taxing authorities by Parent or such Subsidiary in connection with such sale or disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of Parent or any of its Subsidiaries, and are properly attributable to such transaction.

“Net Liquidation Percentage” means the percentage of the book value of Borrowers’ Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory net of all associated costs and expenses of such liquidation, such percentage to be as determined from time to time by an appraisal company selected by Agent.

“Non-LIBOR Lender” has the meaning specified therefor in Section 2.12(d)(iii) of the Agreement.

“Obligations” means (a) all loans, Advances, debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), reimbursement or indemnification obligations with respect to Reimbursement Undertakings or with respect to Letters of Credit or with respect to Acceptances, premiums, liabilities (including all amounts charged to the Loan Account pursuant to the Agreement), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, covenants, and duties of any kind and description owing by Borrowers to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that Borrowers are required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents, and (b) all Bank Product Obligations. Any reference in the Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Originating Lender” has the meaning specified therefor in Section 13.1(e) of the Agreement.

“Overadvance” has the meaning specified therefor in Section 2.5 of the Agreement.

“Parent” has the meaning specified therefor in the preamble to the Agreement.

“Participant” has the meaning specified therefor in Section 13.1(e) of the Agreement.

“Participant Register” has the meaning set forth in Section 13.1(i) of the Agreement.

“Patent Security Agreement” has the meaning specified therefor in the Security Agreement.

“Patriot Act” has the meaning specified therefor in Section 4.18 of the Agreement.

“Payoff Date” means the first date on which all of the Obligations are paid in full and the Commitments of the Lenders are terminated.

“Permitted Acquisition” means any Acquisition so long as:

(a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition and the proposed Acquisition is consensual,

(b) no Indebtedness will be incurred, assumed, or would exist with respect to Parent or its Subsidiaries as a result of such Acquisition, other than Indebtedness permitted under clause (g) or (m) of the definition of Permitted Indebtedness and no Liens will be incurred, assumed, or would exist with respect to the assets of Parent or its Subsidiaries as a result or such Acquisition other than Permitted Liens,

(c) Borrowers have provided Agent with written confirmation, supported by reasonably detailed calculations, that on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to such proposed Acquisition, are factually supportable, and are expected to have a continuing impact, in each case, determined as if the combination had been accomplished at the beginning of the relevant period; such eliminations and inclusions to be mutually and reasonably agreed upon by Borrowers and Agent) created by adding the historical combined financial statements of Parent (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the Person to be acquired (or the historical financial statements related to the assets to be acquired) pursuant to the proposed Acquisition, Parent and its Subsidiaries (i) would have been in compliance with the financial covenant (but only if such financial covenant was required to be satisfied during such period as a result of the commencement or existence of a Financial Covenant Period) set forth in Section 7.1 of the Agreement for the 4 fiscal quarter period ended immediately prior to the proposed date of consummation of such proposed Acquisition, (ii) are projected to be in compliance with the financial covenant (but only if such financial covenant is projected to be required to be satisfied during such period as a result of the commencement or existence of a Financial Covenant Period) set forth in Section 7.1 of the Agreement for each 4 fiscal quarter period ended at the end of each fiscal quarter during the four fiscal quarter period ended one year after the proposed date of consummation of such proposed Acquisition, and (iii) projected to have Excess Availability plus Qualified Cash in excess of $100,000,000 at all times during the 3 month period ended immediately after the proposed date of consummation of such acquisition,

(d) Borrowers have provided Agent with their due diligence package relative to the proposed Acquisition, including forecasted balance sheets, profit and loss statements, and cash flow statements of the Person to be acquired, all prepared on a basis consistent with such Person’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions for the 1 year period following the date of the proposed Acquisition, on a quarter by quarter basis), in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Agent,

(e) Borrowers shall have Excess Availability plus Qualified Cash in an amount equal to or greater than $100,000,000 immediately after giving effect to the consummation of the proposed Acquisition (which shall include a pro forma accounting for the assets of the target company that are eligible for inclusion in the Borrowing Base),

(f) Borrowers have provided Agent with written notice of the proposed Acquisition at least 15 days (or, in the case of a proposed Acquisition involving purchase consideration (including any Acquired Indebtedness and any Indebtedness incurred in reliance on clause (m) of the definition of Permitted Indebtedness) of $50,000,000 or more, 30 days) prior to the anticipated closing date of the proposed Acquisition and, not later than 5 days (or, in the case of a proposed Acquisition involving purchase consideration (including any Acquired Indebtedness and any Indebtedness incurred in reliance on clause (m) of the definition of Permitted Indebtedness) of $50,000,000 or more, 15 days) prior to the anticipated closing date of the proposed Acquisition, copies of the acquisition agreement and other material documents relative to the proposed Acquisition in substantially final form, which agreement and documents must be reasonably acceptable to Agent,

(g) the assets being acquired (other than a de minimis amount of assets in relation to Parent’s and its Subsidiaries’ total assets), or the Person whose Stock is being acquired, are useful in or engaged in, as applicable, the business of Parent and its Subsidiaries or a business reasonably related thereto,

(i) [intentionally omitted],

(j) the subject assets or Stock, as applicable, are being acquired directly by a Loan Party, and, in connection therewith, the applicable Loan Party shall have complied with Section 5.11 or 5.12, as applicable, of the Agreement,

(k) the proposed Acquisition is not a merger with, or Acquisition by, an entity owned or controlled by the Permitted Holders (other than Parent or a Subsidiary of Parent),

(l) the purchase consideration (including any Acquired Indebtedness and any Indebtedness incurred in reliance on clause (m) of the definition of Permitted Indebtedness) payable in respect of all Permitted Acquisitions (including the proposed Acquisition and including deferred payment obligations) shall not exceed, when aggregated with the amount of Investments made pursuant to clause (l) of the definition of Permitted Investments, $100,000,000 in the aggregate during the term of the Agreement, and

(m) if a proposed Acquisition or series of related proposed Acquisitions involves purchase consideration (including the amount of any Acquired Indebtedness and any Indebtedness incurred in reliance on clause (m) of the definition of Permitted Indebtedness) of $50,000,000 or more, then, if requested by Agent in its sole discretion, Agent shall have received an appraisal of Borrowers’ Inventory and Accounts by an appraiser reasonably satisfactory to Agent within the ninety day period immediately preceding the anticipated closing date of the proposed Acquisition.

“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured lender) business judgment.

“Permitted Dispositions” means:

(a) sales, abandonment, or other dispositions of Equipment or Inventory that is substantially worn, damaged, obsolete or not used or useful in the ordinary course of business,

(b) sales of Inventory to buyers in the ordinary course of business,

(c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of the Agreement or the other Loan Documents, including, in any event, forfeiture of deposits in connection with proposed acquisitions that are not consummated,

(d) the licensing (a) on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business or (b) on an exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business so long as either (i) the patents, trademarks, copyrights, and other intellectual property subject to such exclusive license are not owned by a Loan Party or the territory with respect to which the exclusive license is granted does not include the United States or a territory within the United States, or (ii) such exclusive license does not grant a right to use such patents, trademarks, copyrights, and other intellectual property rights in connection with the manufacture, design, distribution or sale of footwear of any kind.

(e) the granting of Permitted Liens,

(f) the sale or discount, in each case without recourse, of Accounts arising in the ordinary course of business, but only in connection with the compromise or collection thereof,

(g) any involuntary loss, damage or destruction of property,

(h) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property,

(i) the leasing or subleasing of assets of Parent or its Subsidiaries in the ordinary course of business,

(j) the sale or issuance of Stock (other than Prohibited Preferred Stock) of Parent,

(k) the lapse or abandonment of patents, trademarks and other intellectual property of Parent and its Subsidiaries to the extent not economically desirable in the conduct of their business and so long as such lapse or abandonment is not materially adverse to the interests of the Lenders,

(l) dispositions of assets acquired by Parent and its Subsidiaries pursuant to a Permitted Acquisition consummated within 12 months of the date of the proposed Disposition (the “Subject Permitted Acquisition”) so long as (i) the consideration received for the assets to be so disposed is at least equal to the fair market value thereof, (ii) the assets to be so disposed are not necessary or economically desirable in connection with the business of Parent and its Subsidiaries, and (iii) the assets to be so disposed are readily identifiable as assets acquired pursuant to the Subject Permitted Acquisition,

(m) (i) the making of a Permitted Investment or (ii) so long as no Default or Event of Default has occurred and is continuing or would result thereform and so long as such disposition is made at fair market value, the disposition of any Investment that constitutes a Permitted Investment pursuant to clause (d), (h), (l), or (m) of the definition of Permitted Investment,

(n) the payment of Restricted Junior Payments but only to the extent that they are expressly permitted pursuant to Section 6.9 of the Agreement,

(o) the termination of contracts, licenses, leases or subleases in the ordinary course of business to the extent that they are not economically desirable in the conduct of the Loan Parties’ business (taken as a whole) and so long as the termination thereof is not materially adverse to the interests of the Lenders.

(p) dispositions of Equipment substantially concurrently with the replacement thereof;

(q) closing of retail stores and dispositions of Inventory or Equipment in connection therewith, so long as, if after giving effect to any proposed closure of a retail store by any Loan Party or any series of related retail store closures by any of the Loan Parties, the aggregate amount of retail stores closed by the Loan Parties in the immediately preceding twelve month period would equal or exceed twenty retail stores, then the Borrowers shall provide Agent with not less then 45 Business Days prior written notice before conducting such retail store closure or series of related retail store closures;

(r) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any disposition of Real Property,

(s) convey, sell, lease, license, assign, transfer, or otherwise dispose of patents, trademarks, copyrights or other intellectual property of Parent or its Subsidiaries (including in connection with the settlement or other resolution of claims, disputes, litigation, arbitration, or other adverse proceedings) to the extent not necessary in the conduct of Parent’s and its Subsidiaries’ business, taken as a whole, or

(t) dispositions of assets (other than Accounts, Stock of Subsidiaries of Parent, or Material Contracts) not otherwise permitted in clauses (a) through (s) above so long as made at fair market value and the aggregate fair market value of all assets disposed of in all such dispositions since the Closing Date (including the proposed disposition) would not exceed $5,000,000.

“Permitted Holder” means the Persons identified on Schedule P-1.

“Permitted Indebtedness” means:

(a) Indebtedness evidenced by the Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit,

(b) Indebtedness set forth on Schedule 4.19 (and specifically excluding from inclusion pursuant to this clause (b) any Indebtedness referenced in Schedule 4.19 that is already subject to any limitation or other condition pursuant to any other clause of this definition of Permitted Indebtedness) and any Refinancing Indebtedness in respect of such Indebtedness,

(c) Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness,

(d) endorsement of instruments or other payment items for deposit,

(e) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations; (ii) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions; and (iii) unsecured guarantees with respect to Indebtedness of Parent or one of its Subsidiaries, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness,

(f) [intentionally omitted],

(g) Acquired Indebtedness in an aggregate amount not to exceed, when aggregated with the sum of (x) the amount of all other purchase consideration paid or payable in respect of Permitted Acquisitions, (y) the amount of Indebtedness incurred in reliance on clause (m) of the definition of Permitted Indebtedness, and (z) the amount of Investments made pursuant to clause (l) of the definition of Permitted Investments, $100,000,000,

(h) Indebtedness incurred in the ordinary course of business under performance, surety, statutory, and appeal bonds,

(i) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to Parent or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year,

(j) the incurrence by Parent or its Subsidiaries of Indebtedness under Hedge Agreements that are incurred for the bona fide purpose of hedging the interest rate or foreign currency risk associated with Parent’s and its Subsidiaries’ operations and not for speculative purposes,

(k) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business,

(l) unsecured Indebtedness of Parent owing to former employees, officers, or directors (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase by Parent of the Stock of Parent that has been issued to such Persons, so long as (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $500,000, and (iii) such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to Agent,

(m) unsecured Indebtedness owing to sellers of assets or Stock to a Loan Party that is incurred by the applicable Loan Party in connection with the consummation of one or more Permitted Acquisitions so long as (i) the aggregate principal amount at any one time outstanding for all such unsecured Indebtedness, when aggregated with the sum of (A) the amount of all other purchase consideration paid or payable in respect of Permitted Acquisitions, (B) the amount of Acquired Indebtedness incurred in connection with Permitted Acquisitions since the Closing Date, and (C) the amount of Investments made pursuant to clause (l) of the definition of Permitted Investments, does not exceed $100,000,000, (ii) is subordinated to the Obligations on terms and conditions reasonably acceptable to Agent, and (iii) is otherwise on terms and conditions (including all economic terms and the absence of covenants) reasonably acceptable to Agent,

(n) contingent liabilities (i) in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of Parent or the applicable Loan Party incurred in connection with the consummation of one or more acquisitions or (ii) in respect of any indemnification obligation under any prior credit agreements, loan agreements, or securities offerings,

(o) Indebtedness composing Permitted Investments,

(p) Indebtedness secured solely by Real Property, so long as the aggregate principal amount of such Indebtedness does not exceed $100,000,000 and any Refinancing Indebtedness in respect of such Indebtedness,

(q) Indebtedness composing the Equipment Loan so long as the aggregate principal amount of such Indebtedness does not exceed $80,000,000 and any Refinancing Indebtedness in respect of such Indebtedness,

(r) Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $100,000,000 and any Refinancing Indebtedness in respect of such Indebtedness; provided, however, that in no event shall any Loan Party be permitted to have any obligation in respect of, or pledge any of their assets in support of, such Indebtedness, whether by guaranty or otherwise,

(s) Subordinated Debt in an aggregate principal amount not to exceed $100,000,000 and any Refinancing Indebtedness in respect of such Indebtedness,

(t) Unsecured Debt in an aggregate principal amount not to exceed $100,000,000 and any Refinancing Indebtedness in respect of such Indebtedness, and

(u) Deferred compensation payable to employees, officers or directors under any deferred compensation plans entered into in the ordinary course of business, so long as the amount of total compensation payable to such employees, officers, or directors, after taking into account such deferred compensation plan, is consistent with the historical practices of Parent and its Subsidiaries;

provided, however, the foregoing to the contrary notwithstanding, in no event shall the aggregate amount of Indebtedness pursuant to clauses (g), (m), (p), (q), (s), or (t) of this definition of Permitted Indebtedness exceed $200,000,000.

“Permitted Intercompany Advances” means (a) loans made by a Loan Party to another Loan Party, (b) capital contributions or loans made by a Subsidiary of Parent that is not a Loan Party to another Subsidiary of Parent that is not a Loan Party, (c) capital contributions made by a Loan Party to another Loan Party that is not a Foreign Subsidiary, (d) capital contributions or loans made by a Subsidiary of Parent that is not a Loan Party to a Loan Party, provided, however, that capital contributions by a Subsidiary of Parent that is not a Loan Party to a Loan Party shall only be permitted so long as Agent retains its Lien on the same amount (and percentage of all Stock issued by such Loan Party), without dilution, of the Stock of such Loan Party as it had prior to such capital contribution, and (e) loans made by a Loan Party to a Subsidiary of Parent that is not a Loan Party if (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) Borrowers have Excess Availability plus Qualified Cash of $100,000,000 or greater immediately after giving effect to each such loan.

“Permitted Investments” means:

(a) Investments in cash and Cash Equivalents,

(b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business,

(c) advances made in connection with purchases of goods or services in the ordinary course of business,

(d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries,

(e) Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P-2,

(f) guarantees permitted under the definition of Permitted Indebtedness,

(g) Permitted Intercompany Advances,

(h) Stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims,

(i) deposits of cash made in the ordinary course of business to secure performance of operating leases,

(j) non-cash loans to employees, officers, and directors of Parent or any of its Subsidiaries for the purpose of purchasing Stock in Parent so long as the proceeds of such loans are used in their entirety to purchase such stock in Parent,

(k) Permitted Acquisitions,

(l) so long as immediately before and after giving effect to such Investment (i) no Event of Default has occurred and is continuing or would result therefrom and (ii) Parent and its Subsidiaries have Excess Availability plus Qualified Cash of not less than $100,000,000, Investments by Parent or any of its Subsidiaries in Permitted Joint Ventures; provided, however, the foregoing to the contrary notwithstanding, the amount of Investments pursuant to this clause (l), when aggregated with the amount of purchase consideration (including any Acquired Indebtedness and any Indebtedness incurred in reliance on clause (m) of the definition of Permitted Indebtedness) paid or payable in respect of all Permitted Acquisitions (including deferred payment obligations), shall not exceed $100,000,000 during the term of the Agreement, and

(m) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $10,000,000 at any one time outstanding; provided that the amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

“Permitted Joint Ventures” means any joint venture between or among the Borrowers or any of their Subsidiaries with third parties and designated as such by the Borrowers in writing to Agent substantially concurrently with the creation or acquisition thereof provided that: (a) at no time shall any creditor of any such entity have any claim against the Borrowers or any of their Subsidiaries in respect of any Indebtedness or other obligation of such entity, except obligations arising by operation of law, including joint and several liability for taxes, ERISA and similar items; (b) none of the Borrowers or any of their Subsidiaries shall become a general partner of any such entity; (c) no such entity shall own Stock in the Borrowers or any of their Subsidiaries; (d) no investment shall be made in any such entity by the Borrowers or any of their Subsidiaries except as expressly permitted under the Agreement. It is understood that notwithstanding anything to the contrary in the Agreement, such entities shall not be required to guaranty the Obligations or pledge their assets to secure same.

“Permitted Liens” means

(a) Liens held by Agent to secure the Obligations,

(b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests,

(c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of the Agreement,

(d) Liens set forth on Schedule P-3; provided, however, that to qualify as a Permitted Lien, any such Lien described on Schedule P-3 shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof,

(e) the interests of lessors under operating leases and licensors under license agreements,

(f) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof,

(g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, and other similar statutory Liens, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests,

(h) Liens on amounts deposited to secure Parent’s and its Subsidiaries obligations in connection with worker’s compensation or other unemployment insurance,

(i) Liens on amounts deposited to secure Parent’s and its Subsidiaries obligations in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money,

(j) Liens on amounts deposited to secure Parent’s and its Subsidiaries reimbursement obligations with respect to surety or appeal bonds in connection with Indebtedness permitted pursuant to clause (h) of the definition of Permitted Indebtedness,

(k) with respect to any Real Property, easements, development concessions, rights of way, encroachments, title defects and zoning restrictions that do not materially interfere with or impair the use or operation thereof,

(l) licenses (a) on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business or (b) on an exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business so long as either (i) the patents, trademarks, copyrights, and other intellectual property subject to such exclusive license are not owned by a Loan Party or the territory with respect to which the exclusive license is granted does not include the United States or a territory within the United States, or (ii) such exclusive license does not grant a right to use such patents, trademarks, copyrights, and other intellectual property rights in connection with the manufacture, design, distribution or sale of footwear of any kind.

(m) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness,

(n) rights of setoff or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business,

(o) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness,

(p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods,

(q) Liens resulting from the filing of a precautionary UCC-1 financing statements relating solely to operating leases of personal property entered into in the ordinary course of business,

(r) Liens solely on any cash earnest money deposits made by Parent or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a proposed acquisition,

(s) Liens assumed by Parent or its Subsidiaries in connection with a Permitted Acquisition that secure Acquired Indebtedness,

(t) Liens on the Real Property securing Indebtedness permitted pursuant to clause (p) of the definition of Permitted Indebtedness,

(u) Liens on Equipment securing the Equipment Loan permitted pursuant to clause (q) of the definition of Permitted Indebtedness,

(v) Liens on Accounts or Inventory owned by Foreign Subsidiaries, which Liens secure Indebtedness permitted pursuant to clause (r) of the definition of Permitted Indebtedness,

(w) Liens on patents, trademarks, copyrights, or other intellectual property of Parent or its Subsidiaries, which Liens arise pursuant to a Permitted Disposition permitted pursuant to clause (s) of the definition of Permitted Dispositions, to the extent such patents, trademarks, copyrights, or other intellectual property are not necessary in the conduct of Parent’s and its Subsidiaries’ business, taken as a whole, and

(x) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $100,000.

“Permitted Preferred Stock” means and refers to any Preferred Stock issued by Parent (and not by one or more of its Subsidiaries) that is not Prohibited Preferred Stock.

“Permitted Protest” means the right of Parent or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on Parent’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Parent or its Subsidiary, as applicable, in good faith, and (c) while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of Agent’s Liens.

“Permitted Purchase Money Indebtedness” means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $5,000,000.

“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Post-Increase Revolver Lenders” has the meaning specified therefor in Section 2.2(e) of the Agreement.

“Pre-Increase Revolver Lenders” has the meaning specified therefor in Section 2.2(e) of the Agreement.

“Preferred Stock” means, as applied to the Stock of any Person, the Stock of any class or classes (however designated) that is preferred with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Stock of any other class of such Person.

“Prohibited Preferred Stock” means any Preferred Stock that by its terms is mandatorily redeemable or subject to any other payment obligation (including any obligation to pay dividends, other than dividends of shares of Preferred Stock of the same class and series payable in kind or dividends of shares of common stock) on or before a date that is less than 1 year after the Maturity Date, or, on or before the date that is less than 1 year after the Maturity Date, is redeemable at the option of the holder thereof for cash or assets or securities (other than distributions in kind of shares of Preferred Stock of the same class and series or of shares of common stock).

“Projections” means Parent’s forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Parent’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

“Pro Rata Share” means, as of any date of determination:

(a) with respect to a Lender’s obligation to make Advances and right to receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Commitment, by (z) the aggregate Commitments of all Lenders, and (ii) from and after the time that the Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the outstanding principal amount of such Lender’s Advances by (z) the outstanding principal amount of all Advances,

(b) with respect to a Lender’s obligation to participate in Letters of Credit or Reimbursement Undertakings or Acceptances, to reimburse an Issuing Lender, and right to receive payments of fees with respect thereto, (i) prior to the Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Commitment, by (z) the aggregate Commitments of all Lenders, and (ii) from and after the time that the Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the outstanding principal amount of such Lender’s Advances by (z) the outstanding principal amount of all Advances; provided, however, that if all of the Advances have been repaid in full and Letters of Credit or Acceptances remain outstanding, Pro Rata Share under this clause shall be determined based upon subclause (i) of this clause as if the Commitments had not been terminated or reduced to zero and based upon the Commitments as they existed immediately prior to their termination or reduction to zero, and

(c) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of the Agreement), (i) prior to the Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Commitment, by (z) the aggregate amount of Commitments of all Lenders, and (ii) from and after the time that the Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the outstanding principal amount of such Lender’s Advances, by (z) the outstanding principal amount of all Advances; provided, however, that if all of the Advances have been repaid in full and Letters of Credit or Acceptances remain outstanding, Pro Rata Share under this clause shall be determined based upon subclause (i) of this clause as if the Commitments had not been terminated or reduced to zero and based upon the Commitments as they existed immediately prior to their termination or reduction to zero.

“Protective Advances” has the meaning specified therefor in Section 2.3(d)(i) of the Agreement.

“Purchase Money Indebtedness” means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 30 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of Parent and its Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States.

“Qualified Import Letter of Credit” means a Letter of Credit that (a) is a commercial letter of credit issued to facilitate the purchase by any Borrower of Eligible Inventory, (b) is in form and substance reasonably acceptable to Agent, and (c) is only drawable by the beneficiary thereof by the presentation of, among other documents, either (i) a negotiable bill of lading that is consigned to Agent (either directly or by means of endorsements) and that was issued by the carrier respecting the subject Eligible Inventory, (ii) a negotiable cargo receipt that is consigned to Agent (either directly or by means of endorsements) and that was issued by a consolidator respecting the subject Eligible Inventory; provided, however, that, no bill of lading shall have been issued by the carrier (other than a bill of lading consigned to the consolidator or to Agent), or (iii) so long as a satisfactory Bailee and Agency Agreement is in full force and effect, a bill of lading that is consigned to Agent (either directly or by means of endorsements) and that was issued by the applicable Bailee & Agent party to such Bailee and Agency Agreement as the carrier respecting the subject Inventory.

“Real Property” means any estates or interests in real property now owned or hereafter acquired by Parent or its Subsidiaries and the improvements thereto.

“Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as:

(a) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended,

(b) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are less favorable to the Lender Group than those that were applicable to the refinanced, renewed, or extended Indebtedness nor are they or could they reasonably be expected to be materially adverse to the interests of the Lenders,

(c) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, and

(d) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Register” has the meaning set forth in Section 13.1(h) of the Agreement.

“Registered Loan” has the meaning set forth in Section 13.1(h) of the Agreement.

“Reimbursement Undertaking” has the meaning specified therefor in Section 2.11(a) of the Agreement.

“Related Fund” means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws.

“Replacement Lender” has the meaning specified therefor in Section 2.13(b) of the Agreement.

“Report” has the meaning specified therefor in Section 15.16 of the Agreement.

“Required Lenders” means, at any time, Lenders whose aggregate Pro Rata Shares (calculated under clause (c) of the definition of Pro Rata Shares) exceed 50%.

“Reserve Percentage” means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as “eurocurrency liabilities”) of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

“Restricted Junior Payment” means to (a) declare or pay any dividend or make any other payment or distribution on account of Stock issued by Parent (including any payment in connection with any merger or consolidation involving Parent) or to the direct or indirect holders of Stock issued by Parent in their capacity as such (other than dividends or distributions payable in Stock (other than Prohibited Preferred Stock) issued by Parent), or (b) purchase, redeem, or otherwise acquire or retire for value (including in connection with any merger or consolidation involving Parent) any Stock issued by Parent.

“Revolver Usage” means, as of any date of determination, the sum of (a) the amount of outstanding Advances, plus (b) the amount of the Letter of Credit Usage.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

“S&P” has the meaning specified therefor in the definition of Cash Equivalents.

“Seasonal Inventory Limit” means, for any calendar year period, (a) beginning on May 1 of such calendar year and continuing through July 31 of such calendar year, $150,000,000 and (b) at any other time during such calendar year, $125,000,000.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“Securities Account” means a securities account (as that term is defined in the Code).

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Security Agreement” means a security agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrowers and Guarantors to Agent.

“Settlement” has the meaning specified therefor in Section 2.3(e)(i) of the Agreement.

“Settlement Date” has the meaning specified therefor in Section 2.3(e)(i) of the Agreement.

“Solvent” means, with respect to any Person on a particular date, that, at fair valuations, the sum of such Person’s assets is greater than all of such Person’s debts.

“Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

“Subordinated Debt” means unsecured Indebtedness of Parent or its Subsidiaries that is on terms and conditions (including payment terms (including no principal or other amortization payments prior to maturity), interest rates, covenants, remedies, defaults and other material terms) satisfactory to the Agent (including a maturity date no earlier than the date that is six months after the Maturity Date) and which has been expressly subordinated in right of payment to all Obligations of the Loan Parties under the Loan Documents by the execution and delivery of a subordination agreement, in form and substance satisfactory to the Agent.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

“Swing Lender” means WFF or any other Lender that, at the request of Borrowers and with the consent of Agent agrees, in such Lender’s sole discretion, to become the Swing Lender under Section 2.3(b) of the Agreement.

“Swing Loan” has the meaning specified therefor in Section 2.3(b) of the Agreement.

“Taxes” means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments and all interest, penalties or similar liabilities with respect thereto; provided, however, that Taxes shall exclude (i) any tax imposed on the net income or net profits of any Lender or any Participant (including any branch profits taxes), in each case imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender or such Participant is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender’s or such Participant’s principal office, branch office or permanent establishment is located in each case as a result of a present or former connection between such Lender or such Participant and the jurisdiction or taxing authority imposing the tax (other than any such connection arising solely from such Lender or such Participant having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under the Agreement or any other Loan Document); (ii) taxes resulting from a Lender’s or a Participant’s failure to comply with the requirements of Section 16(c) or (d) of the Agreement, and (iii) any United States federal withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the applicable withholding rate in effect at the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office), except that Taxes shall include (A) any amount that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16(a) of the Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office), and (B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, order or other decision with respect to any of the foregoing by any Governmental Authority.

“Tax Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement.

“Trademark Security Agreement” has the meaning specified therefor in the Security Agreement.

“Underlying Acceptance” means an Acceptance that has been accepted by an Underlying Issuer.

“Underlying Issuer” means Wells Fargo or one of its Affiliates and, in the case of a proposed Qualified Import Letter of Credit, Wells Fargo or one of its Affiliates that has agreed, in writing, to hold documents of title as agent for Agent.

“Underlying Letter of Credit” means a Letter of Credit that has been issued by an Underlying Issuer.

“United States” means the United States of America.

“Unsecured Debt” means unsecured Indebtedness of Parent or its Subsidiaries that is on terms and conditions (including payment terms (including no principal or other amortization payments prior to maturity), interest rates, covenants, remedies, defaults and other material terms) satisfactory to the Agent (including a maturity date no earlier than the date that is six months after the Maturity Date).

“Voidable Transfer” has the meaning specified therefor in Section 17.8 of the Agreement.

“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association.

“WFF” means Wells Fargo Foothill, LLC, a Delaware limited liability company.

“Yale” means Yale Investments, LLC, a Delaware limited liability company.

“Yale Loan Agreement” means that certain Loan Agreement, dated December 21, 2000, between Yale and Mony Life Insurance Company, a New York corporation.

“Yale Loan Documents” means (a) the Yale Loan Agreement, (b) that certain promissory note, dated December 21, 2000, issued by Yale in favor of Mony Life Insurance Company, a New York corporation, in the original principal amount of $7,850,000, and (c) that certain Deed of Trust, Assignment of Rents, Security Agreement, and Fixture Filing, dated December 21, 2000, by Yale in favor of Mony Life insurance Company.

“Yale Real Property” mean the Real Property and improvements owned by Yale and described in greater detail on Schedule Y-1 attached hereto.

“Zoo York Lender License Agreement” means a license agreement among Agent, Zoo York, LLC, the Borrowers, Skechers International II, and Skechers S.A.R.L. on terms and conditions and subject to documentation satisfactory to Agent.

“Zoo York License Agreement” means that certain Trademark License Agreement, dated December 5, 2005, by and among Zoo York, LLC, Skechers U.S.A., Inc. II, Skechers International II, and Skechers S.A.R.L.

Schedule 3.1
     The obligation of each Lender to make its initial extension of credit provided for in the Agreement is subject to the fulfillment, to the satisfaction of each Lender (the making of such initial extension of credit by any Lender being conclusively deemed to be its satisfaction or waiver of the following), of each of the following conditions precedent:
          (a) the Closing Date shall occur on or before June 30, 2009;
          (b) Agent shall have received a letter duly executed by each Borrower and each Guarantor authorizing Agent to file appropriate financing statements in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the security interests to be created by the Loan Documents;
          (c) Agent shall have received evidence that appropriate financing statements have been duly filed against each Borrower in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the Agent’s Liens in and to the Collateral of each Borrower, and Agent shall have received searches reflecting the filing of all such financing statements;
          (d) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:
               (i) [intentionally omitted],
               (ii) [intentionally omitted],
               (iii) the Copyright Security Agreement,
               (iv) the Fee Letter,
               (v) [intentionally omitted],
               (vi) the Guaranty,
               (vii) the Intercompany Subordination Agreement,
               (viii) the Patent Security Agreement,
               (ix) the Security Agreement,
               (x) the Trademark Security Agreement,
               (xi) a letter, in form and substance satisfactory to Agent, respecting the amount necessary to repay in full all of the obligations of Borrower and its Subsidiaries owing in connection with the Existing Credit Facility and obtain a release of all of the Liens existing in connection with the Existing Credit Facility in and to the assets of Borrower and its Subsidiaries, together with termination statements and other documentation evidencing the termination of the Liens in connection with the Existing Credit Facility in and to the properties and assets of Borrower and its Subsidiaries,
               (xii) the Ecko Lender License Agreement,
               (xiii) the Zoo York Lender License Agreement,

               (xiv) a Borrowing Base Certificate dated as of the Closing Date, and
          (e) Agent shall have received a certificate from the Secretary of each Loan Party (i) attesting to the resolutions of such Loan Party’s board of directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which such Loan Party is a party, (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party;
          (f) Agent shall have received copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Loan Party;
          (g) Agent shall have received a certificate of status with respect to each Loan Party, dated within 10 Business Days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction;
          (h) Agent shall have received certificates of status with respect to each Loan Party, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Loan Party) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Loan Party is in good standing in such jurisdictions;
          (i) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 5.8, the form and substance of which shall be satisfactory to Agent;
          (j) Agent shall have received Collateral Access Agreements with respect to the following locations: (i) 4100 East Mission Blvd., Ontario, CA, 91761, (ii) 1670 Champagne Ave., Ontario, CA 91761, (iii) 1661 S. Vintage Ave., Ontario, CA, 91761, and (iv) 1777 S. Vintage Ave., Ontario, CA 91761;
          (k) [intentionally omitted];
          (l) Agent shall have received (i) an opinion of Irell & Manella LLP and (ii) an opinion of Illinois counsel to the Borrowers, each in form and substance satisfactory to Agent;
          (m) Borrowers shall have Excess Availability plus Qualified Cash of greater than $75,000,000 after giving effect to the initial extensions of credit hereunder and the payment of all fees and expenses required to be paid by Borrowers on the Closing Date under this Agreement or the other Loan Documents;
          (n) [intentionally omitted];
          (o) Agent shall have completed (i) Patriot Act searches and OFAC/PEP searches for the Loan Parties and (ii) OFAC/PEP searches and customer individual background searches for the Loan Parties’ senior management and key principals, in the case of each of clauses (i) and (ii), the results of which shall be satisfactory to Agent; and
          (p) Agent shall have received a set of Projections of Parent and its Subsidiaries for the 3 year period following the Closing Date (on a year by year basis, and for the 1 year period following the Closing Date, on a month by month basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Agent;

          (q) Borrowers shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by the Agreement;
          (r) Agent shall have received copies of each of (i) the Ecko License Agreement, (ii) the Zoo York License Agreement, (iii) the Yale Loan Documents, and (iv) the documents listed in numbers 12, 43, 44, 45, 46, and 47 in Schedule 4.17 to the Credit Agreement, together with a certificate of the Secretary of Parent certifying each such document as being a true, correct, and complete copy thereof;
          (s) Parent and each of its Subsidiaries shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Parent or its Subsidiaries of the Loan Documents or with the consummation of the transactions contemplated thereby; and
          (t) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

Schedule 3.6
          (a) On or prior to the date that is 30 days after the Closing Date, the Borrowers shall have delivered to Agent Control Agreements and/or Controlled Account Agreements, as applicable, with respect to the Securities Accounts and/or the Deposit Accounts, as applicable, as Agent may require, of Parent and its Subsidiaries located at the following banks: (i) Bank of America, N.A., (ii) Banc of America Securities LLC, and (iii) Wells Fargo Advisors, LLC;
          (b) On or prior to the date that is 60 days after the Closing Date, the Borrowers shall have (i) established lockbox and cash management arrangements that are reasonably satisfactory to Agent at a depository institution that is reasonably satisfactory to Agent and (ii) delivered Control Agreements with respect to such new deposit accounts and lockbox arrangements, duly executed by Parent and the applicable depository institution; and
          (c) On or prior to the date that is 60 days after the Closing Date, the Borrowers shall have delivered to Agent a certificate of status with respect to Parent for the State of New Jersey, which certificate shall indicate that Parent is in good standing, in respect of Parent’s payment of taxes, in such jurisdiction.

Credit Agreement
Schedule 4.1(b)
Capitalization of Parent
Parent is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

Schedule 4.1(c)
Capitalization of Parent’s Subsidiaries

					Percentage of Outstanding
	Authorized Shares	Authorized Shares	Number of Outstanding		Shares Owned directly or
Name of Entity	of Common Stock	of Preferred Stock	Shares Owned by Parent		indirectly by Parent
Skechers U.S.A., Inc. II	1,000	0	1,000		100%
Skechers By Mail, Inc.	10,000	0	100		100%
310 Global Brands, Inc.	100,000	0	9,500		100%
Skechers USA Canada, Inc.	Unlimited	0	100		100%
Skechers USA, Ltd.					100	%(1)
Skechers USA Iberia, S.L.					100	%(1)
Skechers USA Deutschland GmbH					100	%(1)
Skechers USA France S.A.S.					100	%(1)
Skechers EDC SPRL					100	%(2)
Skechers USA Benelux B.V.					100	%(2)
Skechers USA Italia S.r.l					100	%(1)
Skechers S.a.r.l.					100	%(2)
Skechers Holdings Jersey Limited					100%
Skechers International					100	%(4)
Skechers International II					100	%(5)
Skechers Do Brasil Calcados LTDA					100	%(6)
Comercializadora Skechers Chile Limitada					100	%(3)
Skechers Footwear (Dongguan) Co., Ltd.					100	%(7)
Skechers Japan YK					100	%(1)
Skechers USA Mauritius 10					100	%(8)
Skechers USA Mauritius 90					100	%(8)
Skechers China Business Trust					100	%(9)
Skechers Holdings Mauritius					100	%(10)
Skechers Trading (Shanghai) Co. Ltd.					50	%(11)
Skechers China Limited	10,000	0	500	(12)	50%
Skechers Hong Kong Limited	1,800,000	0	630,000	(13)	35%
Skechers Southeast Asia Limited	10,000	0	500	(12)	50%
Skechers Malaysia Sdn Bhd	500,000	0	250,000	(14)	50%
Skechers Singapore Pte. Limited	200,000	0	100,000	(14)	50%
Skechers (Thailand) Limited	58,824	0	29,999		51%
Skechers Collection, LLC					100	%(15)
Skechers Sport, LLC					100	%(15)
Duncan Investments, LLC					100	%(15)
Yale Investments, LLC					100	%(15)
Sepulveda Blvd. Properties, LLC					100	%(15)
SKX Illinois, LLC					100	%(15)

(1)	100% owned by Skechers S.a.r.l.

(2)	100% owned by Skechers International

(3)	99% owned by Skechers S.a.r.l. and 1% owned by Skechers International, with nominee agreement granting control of latter’s interest to Skechers S.a.r.l.

(4)	No shares issued. Percentage represents partnership interest, of which Parent owns 90% directly and 10% via Skechers U.S.A. Inc. II.

(5)	No shares issued. Percentage represents partnership interest, of which Parent owns 8.6% directly and 91.4% via Skechers International.

(6)	Skechers S.a.r.l. owns 99.99% of the shares and Skechers U.S.A., Inc. holds .01% of the shares

(7)	100% owned by Skechers Holdings Mauritius, Ltd.

(8)	100% owned by Skechers Holdings Jersey Limited

(9)	90% owned by Skechers USA Mauritius 90, Ltd. and 10% owned by Skechers USA Mauritius 10, Ltd.

(10)	100% owned by Skechers China Business Trust

(11)	100% owned by Skechers China Limited

(12)	Shares issued to Skechers S.a.r.l., which is a 50% owner

(13)	Shares issued to Skechers China Limited, which is a 70% owner

(14)	Shares issued to Skechers Southeast Asia Limited, which is a 100% owner

(15)	No shares issued. Percentage represents membership interest in limited liability company.

Schedule 4.6(a)
Jurisdiction of Organization

Jurisdiction of
Name of Entity	Organization
SKECHERS U.S.A., INC.	Delaware
Skechers U.S.A., Inc. II	Delaware
SKECHERS BY MAIL, INC.	Delaware
310 Global Brands, Inc.	Delaware
Skechers USA Canada Inc.	Canada
Skechers USA Ltd.	England
Skechers USA Iberia, S.L.	Spain
Skechers USA Deutschland GmbH	Germany
Skechers USA France SAS	France
Skechers EDC SPRL	Belgium
Skechers USA Benelux B.V	Netherlands
Skechers USA Italia S.r.l	Italy
Skechers S.a.r.l.	Switzerland
Skechers Holdings Jersey Limited	Jersey
Skechers International	Jersey
Skechers International II	Jersey
Skechers Do Brasil Calcados LTDA	Brazil
Comercializadora Skechers Chile Limitada	Chile
Skechers Footwear (Dongguan) Co., Ltd.	China
Skechers Japan YK	Japan
Skechers USA Mauritius 10	Mauritius
Skechers USA Mauritius 90	Mauritius
Skechers China Business Trust	China
Skechers Holdings Mauritius	Mauritius
Skechers Trading (Shanghai) Co. Ltd.	China
Skechers China Limited	Hong Kong
Skechers Hong Kong Limited	Hong Kong
Skechers Southeast Asia Limited	Hong Kong
Skechers Malaysia Sdn. Bhd.	Malaysia
Skechers Singapore Pte. Limited	Singapore
Skechers (Thailand) Limited	Thailand
SKECHERS COLLECTION, LLC	California
SKECHERS SPORT, LLC	California
Duncan Investments, LLC	California
Yale Investments, LLC	Delaware
Sepulveda Blvd. Properties, LLC	California
SKX ILLINOIS, LLC	Illinois

Schedule 4.6(b)
Chief Executive Offices

Name of Entity	Address	City, State, Zip Code, Country
Skechers U.S.A., Inc.	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers U.S.A., Inc. II	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers By Mail, Inc.	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
310 Global Brands, Inc.	225 S. Sepulveda Blvd.	Manhattan Beach, CA 90266, USA
Skechers USA Canada Inc.	2425 Matheson Boulevard East # 120	Mississauga ON L4W 5K4, Canada
Skechers USA Ltd.	Katherine House Darkes Lane 9/11 Wyllyotts Place, Potters Bar	Hertfordshire EN6 2JD, United Kingdom
Skechers USA Iberia, S.L.	C/ Serrano 40, 1 - izda, 1st Floor	28001 Madrid, Spain
Skechers USA Deutschland GmbH	Waldstrasse 74	63128 Dietzenbach, Germany
Skechers USA France SAS	20 rue des Capucines	75002 Paris, France
Skechers EDC SPRL	Parc Industriel Hauts-Sarts, zone 3 Avenue du parc industriel 159	4041 Milmort, Belgium
Skechers USA Benelux B.V	Cartographenweg 16	5141 MT Waalwijk, Holland, The Netherlands
Skechers USA Italia S.r.l	Via Alberto Dominutti, 6	37135 Verona, Italy
Skechers S.a.r.l.	Rue de la Mercerie 12, 7th Floor	CH-1003 Lausanne, Switzerland
Skechers Holdings Jersey Limited	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers International	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers International II	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers Do Brasil Calcados LTDA	Rua Haddock Lobo, 1307, 17th Floor, Cj-171	Cerqueira Cesar, Sao Paulo, 01414-003, Brazil
Comercializadora Skechers Chile Limitada	Avenue Kennedy 5118	Tercer Piso, Vitacura, Santiago, Chile
Skechers Footwear (Dongguan) Co., Ltd.	Building S Development Zone of Chi-Ling Hou	Dongguan City, Guangdong Province, 523940, PRC
Skechers Japan YK	7-4 Nishi Shimbashi, 2-Chome, Minat	Tokyo, Japan
Skechers USA Mauritius 10	4th Floor, IBL House, Caudan	Port Louis, Mauritius
Skechers USA Mauritius 90	4th Floor, IBL House, Caudan	Port Louis, Mauritius
Skechers China Business Trust	Templar House, Don Road	St. Helier, Channel Islands JE1 2TR, Jersey
Skechers Holdings Mauritius	4th Floor, IBL House, Caudan	Port Louis, Mauritius
Skechers Trading (Shanghai) Co. Ltd.	Red House 3/F, No. 35 South Shanxi Road	Luwan District, Shanghai, China
Skechers China Limited	Red House 3/F, No. 35 South Shanxi Road	Luwan District, Shanghai, China
Skechers Hong Kong Limited	Block C, 10/F, Roxy Industrial Centre 58-66 Tai Lin Pai Road	Kwai Chung, Hong Kong
Skechers Southeast Asia Limited	Block C, 10/F, Roxy Industrial Centre 58-66 Tai Lin Pai Road	Kwai Chung, Hong Kong
Skechers Malaysia Sdn. Bhd.	Suite B-14-1 & @ Wisma Panta, Plaza No. 5 Jalan 4/83A Off Jalan Pantai Bahru	59200 Kuala Lumpur, Malaysia
Skechers Singapore Pte. Limited	45 Ubi Road 1 #03-03/04, Summit Building	Singapore 408696
Skechers (Thailand) Limited	1 Silom Road, Level 8 Zuellig House	Bangkok 10500, Thailand
Skechers Collection, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Skechers Sport, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Duncan Investments, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Yale Investments, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
Sepulveda Blvd. Properties, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA
SKX Illinois, LLC	228 Manhattan Beach Blvd.	Manhattan Beach, CA 90266, USA

Schedule 4.6(c)
Tax & Organizational ID Numbers

Name of Entity	Federal Tax ID Number	Organizational ID Number
Skechers U.S.A., Inc.	95-4376145	2902395	(DL)
Skechers U.S.A., Inc. II	95-4747242	3056393	(DL)
Skechers By Mail, Inc.	95-4701399	2934535	(DL)
310 Global Brands, Inc.	43-2009441	3636174	(DL)
Skechers USA Canada Inc.	none	none
Skechers USA Ltd.	98-0347474	none
Skechers USA Iberia, S.L.	98-0372248	none
Skechers USA Deutschland GmbH	98-0346701	none
Skechers USA France SAS	98-0346857	none
Skechers EDC SPRL	98-0385255	none
Skechers USA Benelux B.V	98-0392991	none
Skechers USA Italia S.r.l	47-0914957	none
Skechers S.a.r.l.	98-0349046	none
Skechers Holdings Jersey Limited	none	none
Skechers International	98-0357124	none
Skechers International II	none	none
Skechers Do Brasil Calcados LTDA	98-0518943	none
Comercializadora Skechers Chile Limitada	98-0620147	none
Skechers Footwear (Dongguan) Co., Ltd.	98-0495337	none
Skechers Japan YK	98-0499824	none
Skechers USA Mauritius 10	none	none
Skechers USA Mauritius 90	98-0492180	none
Skechers China Business Trust	98-6058967	none
Skechers Holdings Mauritius	98-0492179	none
Skechers Trading (Shanghai) Co. Ltd.	98-0551967	none
Skechers China Limited	98-0620149	none
Skechers Hong Kong Limited	98-0620152	none
Skechers Southeast Asia Limited	98-0620150	none
Skechers Malaysia Sdn. Bhd.	98-0528395	none
Skechers Singapore Pte. Limited	98-0518944	none
Skechers (Thailand) Limited	98-0520045	none
Skechers Collection, LLC	none	200001310034	(CA)
Skechers Sport, LLC	none	200001310032	(CA)
Duncan Investments, LLC	95-4846458	200103210004	(CA)
Yale Investments, LLC	95-4833459	3312951	(DL)
Sepulveda Blvd. Properties, LLC	26-2370011	200809810243	(CA)
SKX Illinois, LLC	27-0375751	03130428	(IL)

Schedule 4.6(d)
Commercial Tort Claims1
1. Skechers U.S.A., Inc. and Skechers U.S.A., Inc. II (collectively, the “Borrower”) v. Aetrex Worldwide (together with any affiliates, collectively, “Aetrex”) (Case No. 03831, United States District Court for the Central District of California (Los Angeles) (the “Case”)).
Nature of Action: Any and all claims arising in tort which Borrower may have as of the date of this Agreement (whether or not asserted) against Aetrex, including, without limitation, any such claim which Borrower may assert against Aetrex subsequent to such date (collectively, “Claims”), including, without limitation, any Claim of infringement by Aetrex of US Design Patent No. D532,962 and/or infringement of Borrower’s trademark or trade dress rights in the Bikers-Sightsee Shoe Style and any other Claims described in the complaint for the Case, or any subsequent complaints related to any Claims.

[1]	Inclusion of a claim in this Schedule does not in any manner constitute an admission of any fact, liability, defense or any limitation on or theory of damages.

SCHEDULE 4.7 (b)1

The Parties	The Nature of Action	Status of Claim	Insurance Coverage
Furness Logistics v. Skechers S.a.r.l. (Belgium)	Furness alleges that Skechers S.a.r.l. breached a logistics services contract that had a year left by terminating the contract. Borrower Skechers USA, Inc. was originally named as a defendant but was subsequently dismissed from the case by the court.	The lower court ruled that there was a breach of contract but there was no evidence on damages and appointed a financial examiner to determine damages, if any. The appeals court affirmed. The damage proceeding is an adversary proceeding and is currently underway. Furness submitted a damage analysis to the examiner early last year. Skechers S.a.r.l has responded to Furness damage analysis and both sides are waiting for the examiner to conduct a forensic accounting.	None. Skechers S.a.r.l. has a potential indemnity claim against its tax advisors KPMG for malpractice.

[1]	Inclusion of litigation in this Schedule does not in any manner constitute an admission of any fact, liability or theory of damages, all of which are being seriously contested and vigorously defended by Borrower.

The Parties	The Nature of Action	Status of Claim	Insurance Coverage
Cobra v. Cancaribe and Skechers USA, Inc. (U.S.D.C. Los Angeles)	This case involves the light units that Borrower puts in children’s lighted footwear. Cobra alleges that the lighting circuit included in the units, which Borrower purchases from Cancaribe, infringes Cobra’s patent on a sequential lighting circuit.	The federal case was stayed before discovery commenced, pending reexamination of Cobra’s patent by the United States Patent and Trademark Office (“PTO”). The PTO issued its first office action rejecting all the claims in Cobra’s patent. Cobra has filed a response to the first office action and Borrower is waiting for a decision by the examiner.	None. Borrower has an indemnity claim against its lights supplier and co-cross-defendant Cancaribe but collectability is questionable.

Miranda v.Skechers USA, Inc. (L.A.S.C.)	Miranda filed a Complaint in Superior Court for the State of California, County of Los Angeles, seeking damages for harassment, discrimination, retaliation, failure to prevent discrimination and wrongful termination. These allegations are based on the plaintiff’s sexual orientation.	Borrower was served on June 12, 2009 and responsive pleading is due within 30 days.	Limited Employment Practices Liability Insurance.

The Parties	The Nature of Action	Status of Claim	Insurance Coverage
adidas (threatened claim).	On May 12, 2009, adidas sent Borrower an e-mail complaining that 19 different two and four stripe shoe styles infringed its three stripe trademark. adidas added seven more styles on June 2, 2009.	Borrower disputed this claim in writing and on June 2, 2009, adidas wrote another letter adding seven additional styles to the dispute. The parties are trying to resolve the matter and the parties have a standstill agreement in place until July 10, 2009 while they try to settle. However, Borrower believes adidas’ claims are overreaching and totally without merit and is not hopeful Borrower can resolve the dispute unless adidas backs significantly off its claims.	None.

Sporting Goods Intelligence (SGI) (threatened claim)	On April 2, 2009, counsel for the newsletter Sporting Goods Intelligence (“SGI”) wrote to Borrower alleging that Borrower has violated its copyrights.	On April 30, 2009, Borrower made an offer to settle for $55,000, $22,500 of which represented pre-paid future subscriptions. On May 21, 2009, SGI rejected Borrowers’ offer and asked for additional information to evaluate settlement value. Borrowers	Borrower is reviewing availability of coverage.

The Parties	The Nature of Action	Status of Claim	Insurance Coverage
responded on June 19 asking SGI for the factual basis for its allegations. On June 23, SGI responded with additional information. Borrowers have until July 6, 2009 to investigate and respond.

Beyond Wear (threatened claim).	In November 2008, Beyond Wear wrote to Borrower alleging that Borrower terminated its non-exclusive apparel license without cause and seeking damages for expenses and lost profits.	Borrowers’ counsel has been exchanging letters with Beyond Wear in an effort to understand the basis for its claim. Beyond Wear has not sued Borrower to date. In May 2009, the parties agreed to go to non-binding mediation to avoid litigation. Mediation has not been scheduled yet.	None.

Credit Agreement
Schedule 4.12
Environmental Matters
None.

Schedule 4.13
Intellectual Property
Copyrights
See attached lists of U.S. and foreign copyrights.
Intellectual Property Licenses
See attached schedules of licenses entered into by Grantors as licensor or licensee, as indicated.
Patents
See attached status report of U.S. and foreign patents and patent applications.
Trademarks
See attached schedules of U.S. and foreign trademarks and trademark applications as follows:
a.	U.S. trademark registrations recorded with U.S. Customs

b.	Design (Bear Design)

c.	Cali Bear

d.	Cali Bits

e.	Cali Gear

f.	Elastika

g.	Hot-Lights

h.	Hydee and the Hy Tops

i.	Hydee Hy-Top

j.	It’s the S

k.	Kewl Breeze

l.	Luminators

m.	Mark Nason

n.	Skechers’ Other Marks

o.	Public Royalty

p.	Public Royalty Design

q.	Punkrose

r.	S Design (Performance S)

s.	S Design (Sport Stripe)

t.	Shape-Ups

u.	Skechers Shape-Ups

v.	Shield Design

w.	Skechers (miscellaneous marks including the term “Skechers”)

x.	Skechers and Design

y.	SKX

z.	Somethin’ else from Skechers

aa.	Soho Lab

bb.	Z Strap and Z-Strap

cc.	310 Global Brands

dd.	4 Wheelers

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of June 29, 2009

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
SKECHERS 1994 CATALOG	08029		TX	TX 3-845-846 5/31/94

BANNER	08289		SCULPTURAL DESIGN	VA 676-899 11/3/94

1994 KARL KANI CATALOG	08337		TX	TX 3-939-682 11/16/94

CROSS COLOURS	08338		TX	TX 3-942-322 11/3/94 (Assigned to Stage II Apparel)

SKECHERS 1994 CATALOG	08339		TX	TX 3-845-846 5/31/94

1995 KARL KANI CATALOG	08642		TX	TX 4-018-560 4/6/95

1995 SKECHERS FOOTWEAR	08601		TX	TX 4-018-543 4/6/95

SKECHERS NEW EDITIONS 1995	08643		TX	TX 4-046-611 4/6/95

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of June 29, 2009

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
NEW SKECHERS ADDITIONS 1995-1996 CATALOG	09033		TX	TX 4-195-464 11/25/95

BROKEN HEART	09210		ART WORK	VA 746-319 1/24/96

LIPS DESIGN	09211		ART WORK	VA 746-318 1/24/96

EYE DESIGN	09212		ART WORK	VA 746-317 1/24/96

BUTTERFLY DESIGN	09214		ART WORK	VA 746-315 1/24/96

PLANET DESIGN	09215		ART WORK	VA 746-316 1/24/96

SHOE BOX DESIGN (YELLOW & BLACK)	09869		ART WORK	VA 847-922 3/10/98

SKECHERS 97 IT’S THE S	10589		TX	TX 4-708-262 1/16/98

SKECHERS 98 SPRING SUPPLEMENT	10590		TX	TX 4-704-338 1/16/98

SLIGHTS DESIGN	10632		VA	VA 905-184 FILED 3/13/98

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of June 29, 2009

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
KIDS SKECHERS IT’S THE S 98/99 CATALOGUE	10940		TX	TX 4-823-219 7/23/98

SKECHERS IT’S THE S FOOTWEAR 98/99 CATALOGUE	10941		TX	TX 4-828-575 7/23/98

SKECHERS IT’S THE S FOOTWEAR	11070		TX	TX 4-839-447 10/13/98

S SKECHERS U.S.A. 1999 SPRING SUPPLEMENT	11346		TX	TX 4-976-998 4/26/99

SHOE BOX DESIGN . . . IT’S THE S (BLUE & GREY)	11347		ART WORK	VA 709-505 12/31/99 - FOR PERIOD OF 95 YEARS.

4 WHEELERS SKECHERS	13105		VA	TX 5-441-636 01/17/02

4 WHEELERS SKECHERS	13106		TX	VA 1-108-920 01/17/02

SHOE BOX TEXT 4 WHEELERS	13108		TX	TX 5-441-637 01/14/02

SHOE BOX ARTWORK 4 WHEELERS	13109		VA	VA 1-108-919 01/14/02

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of June 29, 2009

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
TATTOO SKULL	17758		VA	VAU719-644 10/02/2006

KEWL BREEZE AND HIS AIR-COOLED AIRATORS	17815		TX	TX 6-456-893 11/06/2006

SKECHERS PRESENTS Z STRAP WRATH OF THE TANGLER VOL. #1	18238		TX	TXU1-363-659 06/08/2007

CALI GEAR FUN & GAMES BOOK	18665		TX	TX6-894-916 02/04/2008

SKECHERS PRESENTS THE INCREDIBLE ELASTIKA	18968		TX	TXu1-596-520 02/11/2008

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of June 29, 2009

			NATURE OF	REGISTRATION &
TITLE	DKT NO.	WORK	WORK	REGISTRATION DATE
CALI GEAR FUN & GAMES BOOK	18976		TX	TX 6-819-424 11/01/2007

CAT	19522		VA	Not registered 07/28/08 — Sent application to Copyright Office for filing.

LITTLE WONDERS	19593	n/a	PA (Performing Arts)	Pau 3-356-583 09/15/2008 (Audio Visual Work)

HYDEE HY-TOPS COMMERCIAL	19992	n/a	PA (Performing Arts)	Not registered
				04/06/09 — Copyright Office confirmed receipt of deposit copy. 02/02/09 — Sent deposit copy to Copyright Office. 02/02/09 — Filed application with Copyright Office.

SHAPE-UPS INSTRUCTIONAL VIDEO	20072	n/a	PA (Performing Arts)	Pau 3-373-186 02/12/2009

HYDEE HY-TOP	20339	n/a	PA (Performing Arts)	06/24/09 — Filed application with Copyright Office.

TWINKLE TOES	20340	n/a	PA (Performing Arts)	06/16/09 — Filed application with Copyright Office.

SHMITTY MCFUNKLE AND STUMP — MAKE YOU FEEL	20341	n/a	PA (Performing Arts)	06/16/09 — Filed application with Copyright Office.

HYDEE AND THE HY TOPS (Comic Book)	20401		TX (Literary Work)	Not filed. 06/24/09 - Sent copyright application to SKX for signature.

SKECHERS U.S.A., INC. II
U.S. COPYRIGHTS
As of June 29, 2009
Copyrights were assigned to Skechers II on October 18, 1999. Volume 3443, Page 180.

SKECHERS U.S.A., INC. II
Foreign COPYRIGHTS
As of June 25, 2009

			NATURE OF
COUNTRY/TITLE	DKT NO.	WORK	WORK	STATUS
CHINA S IN SHIELD DESIGN	19505			Registration No. 2008-F-013984 Registration Date 11/13/2008

CHINA: S DESIGN (Performance S with Borders)	19506			Registration No. 2008-F-013983 Registration Date 11/13/2008

CHINA: S DESIGN	19507			Registration No. 2008-F-013982 Registration Date 11/13/2008

MEXICO: CALI BEAR CHARACTER	19510	n/a	n/a	Pending. . .

SCHEDULE OF LICENSES — SKECHERS AS LICENSOR

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
Skechers U.S.A., Inc. II Beluga Inc. (Adjmi) July 25, 2008	SKECHERS and related “S” logos; all other marks containing the word “Skechers” (excluding “Skechers Cali Gear”); Skechers comic book and animated characters so long as the characters are coupled with the mark SKECHERS.	Children’s and babies’ apparel with the exception of underwear, sleepwear and swimwear.	July 25, 2008 until June 30, 2012. Licensee can renew the license for several successive renewal terms (ultimately expiring on June 30, 2021) so long as certain conditions are met.	The United States, its territories and possessions.

Skechers U.S.A., Inc. II SME Consolidated Ltd. and Mitzi Hong Kong Ltd. (Betesh) August 1, 2008	SKECHERS and related “S” logos; all other marks containing the word “Skechers” (excluding “Skechers Cali Gear”).	Men’s, women’s, juniors’ and children’s bags with the exception of luggage and promotional drawstring bags.	August 1, 2008 until December 31, 2011. Licensee can renew the license for several successive renewal terms (ultimately expiring on December 31, 2017) so long as certain conditions are met.	The United States, its territories and possessions, and Canada.

Skechers U.S.A., Inc. II Build-a-Bear Workshop, Inc.	SKECHERS and associated logos.	Toy footwear for toy animals.	June 1, 2002 until terminated by either party upon 30 days written notice.	Worldwide.

Skechers U.S.A., Inc. II United Legwear Company LLC October 15, 2003	SKECHERS	Ladies’, men’s, boys’, girls’, kids’, infants’ and toddlers’ socks, hosiery, legwear, tights and legwarmers.	October 15, 2003 until March 31, 2010.	The United States, its territories and possessions, Canada, Iceland, Norway, Sweden, Finland, Denmark, China, Japan, Panama and the United Arab Emirates.

Skechers USA, Inc., II, Skechers S.a.r.l., Skechers International II and Skechers USA Canada, Inc. Viva Optique, Inc. January 1, 2009	SKECHERS and	Optical frames, sunglasses and eye accessories.	January 1, 2009 until June 30, 2013. Licensee can renew the license for several successive renewal terms (ultimately expiring on June 30, 2028) so long as certain conditions are met.	Worldwide (with certain limited exceptions).

Skechers U.S.A. Inc., II Strategic Partners, Inc. April 14, 2009	SKECHERS and	Medical uniforms and scrubs.	April 14, 2009 until December 31, 2012. Licensee can renew the license for several successive renewal terms (ultimately expiring on December 31, 2024) so long as certain conditions are met.	United States of America, its territories and possessions

1

SCHEDULE OF LICENSES — SKECHERS AS LICENSEE

Licensor/Licensee/Date	IP Being Licensed	Licensed Products	Term	Territory
bebe stores, inc. Skechers U.S.A., Inc. and Skechers U.S.A., Inc. II August 2007	BEBE SPORT and BBSP	Sports casual footwear for women.	Until December 31, 2017. Skechers can renew the license for one additional year so long as certain conditions are met.	Worldwide.

Ecko.Complex LLC Skechers U.S.A., Inc. II and Skechers International II April 7, 2003	MARC ECKO, Rhino I Design, Rhino Red Design, Rhino Unld. Design.	Men’s, women’s, boys’ and girls’ footwear with the exception of tuxedo shoes.	April 7 until June 30, 2028.	Worldwide (with certain limited exceptions).

Tapout LLC Skechers U.S.A., Inc. II and Skechers International II November 1, 2008	TAPOUT and related logos.	Men’s, women’s, boys’, girls’, infants’ and toddlers’ footwear.	Until June 30, 2014. Licensee can renew the license for several successive renewal terms (ultimately expiring on June 30, 2024) so long as certain conditions are met.	Worldwide.

Zoo York LLC Skechers USA, Inc., II Skechers SARL December 5, 2005	ZOO YORK and the “ZY” logo.	Men’s, women’s and children’s footwear.	December 5, 2005 until June 30, 2028.	Worldwide (with certain limited exceptions).

2

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009
Address Info. for Inventors:

Eval Akhidime: Playa del Rey, CA 90291 (UK Citizen)	Diane Lin: Los Angeles, CA 90027
Sean Bradford: Torrance, CA 90501 (US Citizen)	Penny Masullo: Manhattan Beach, CA 90266
Larry Clark: Manhattan Beach, CA 90266	Mark Nason: Manhattan Beach, CA 90266
D’Wayne Edwards: Torrance, CA 90502	Craig Nelson: Redondo Beach, CA 90266
Emily Grasse: Manhattan Beach, CA 90266	Laura Riosa: Via Sant’Ana 1/B, Italy 31041(Italy Citizen)
Robert Greenberg: Manhattan Beach, CA 90266	Ursula Shepper: Torrance, CA 90503
Vicki Heaslet: Manhattan Beach, CA 90266	Savva Teteriatnikov: Los Angeles, CA
Susann Jimenez: Buena Park, CA 90620	Ralph Wilson: Torrance, CA 90503
Michelle Kelchak: Hermosa Beach, CA 90254	Christina Yang: Los Angeles, CA
Eckhard Knoepke: Redondo Beach, CA 90277 (Germany Citizen)	Jean Yang: Torrance, CA 90503
Van Lamprou: Hermosa Beach, CA 90254

	DKT	SERIAL NO.	PATENT NO.
TITLE	NO.	FILE DATE	ISSUE DATE	DESIGN – FIG. 1	STATUS
USPA (CIP) DISPERSED-AIR FOOTPAD (based on parent app. 09/243,074 filed 02/02/1999)	11929	09/480,065 01/10/2000	6,178,662 01/30/2001	PATENT EXPIRES 02/02/2016
7.5 Year Annuity Due: 07/30/2008
11.5 Year Annuity Due 07/30/2012

03/30/2004 — Paid annuity per Phil’s authorization.

This patent is is owned by David K. Legatzke
INVENTOR: DAVID K. LEGATZKE
					Based on application 09/243,074 filed 02/02/1999.

PCT — Continuation In Part DISPERSED-AIR FOOTPAD (International)	11970	US00/09835 04/12/2000			ABANDONED 10/31/2003 INVENTOR: DAVID K. LEGATZKE

PCT DISPERSED-AIR FOOTPAD (International)	11699	US99/18989 08/19/1999			ABANDONED January 24, 2001. INVENTOR: DAVID K. LEGATZKE

USPA DISPERSED-AIR FOOTPAD	11701	09/243,074 02/02/1999			ABANDONED 04/19/2000 INVENTOR: DAVID K. LEGATZKE

PCT — ARTICLE WITH ANIMATED DISPLAY	12871	PCT/US01/22 2 93 07/16/2001			ABANDONED 12/12/2003 INVENTOR: BERT LOVITT

PCT — ARTICLE WITH ANIMATED DISPLAY	12982	PCT/US00/09 3 94 04/06/2000			ABANDONED 12/12/2003 INVENTOR: BERT LOVITT

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PCT — MODULAR CHASSIS	14474	PCT/US 03/05910 02/26/2003			ABANDONED 10/31/2003

PCT — KIDDY CHASSIS	14476	PCT US 03/05905 02/26/2003			ABANDONED 10/31/2003 Based on docket Austrian application (docket 14330)

USPA UTILITY: INTEGRATED HEEL BRAKE (provisional)	12840	60/315,307 08/27/2001			ABANDONED 12/12/2003

USPA UTILITY: INTEGRATED HEEL BRAKE (non-provisional) (Based on PPA, 12840)	13113	10/045,549 01/14/2002			ABANDONED 10/31/2003

USPA UTILITY: ROLLER SKATE (provisional)	13114	60/353,102 01/30/2002			File Closed 04/11/2003 Assigned to Heeling 01/16/2003 pursuant to Settlement Agreement INVENTORS: LARRY CLARK and CHI HOON KIM

File Closed US NPPA UTILITY ROLLER SHOE	13267	10/152,450 05/21/2002			File Closed 04/11/2003 Assigned to Heeling 01/16/2003 pursuant to Settlement Agreement INVENTOR: LARRY CLARK and CHI HOON KIM

USPA UTILITY: MOTION SENSITIVE SWITCH (Type II) (non-provisional)	13145	10/288,674 11/05/2002	6,788,201 09/07/2004		PATENT EXPIRES 02/22/2023 First Maintenance Fee Due: 03/07/2008 Second Maintenance Fee Due 03/07/2012 Third Maintenance Fee Due: March 7, 2016

US PPA UTILITY PUSH BUTTON RELEASABLE WHEEL HOUSING	13274			N/A	ABANDONED 12/31/2003 — PURSUANT TO PHIL’S REQUEST.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA DISPERSED-AIR FOOTPAD	11859	29/108,453 07/27/1999	D 427,422 July 4, 2000		PATENT EXPIRES 07/27/2019 This patent is is owned by David K. Legatzke INVENTOR: DAVID K. LEGATZKE

USPA: MODULAR CHASSIS	14142	10/356,925 01/30/2003			ABANDONED — 08/16/2004 – Phil stated they have no interest INVENTORS: Erwin Weitgasser and Detlev Magerer

USPA: KIDDY CHASSIS	14143	10/356,929 01/30/2003			ABANDONED- Phil stated they have no interest. INVENTORS: Erwin Weitgasser and Detlev Magerer

USDPA: ROLLER SKATE CHASSIS (WITH SINGLE WHEEL IN THE REAR)	14504	29/176,370 02/21/2003	US D482,750 S 11/25/2003		PATENT EXPIRES 11/25/2017 INVENTORS: DETLEV MAGERER and ERWIN WEITGASER

USDPA SHOE DESIGN (QUARTER BRACE)	12879	29/152,524 12/21/2001	US D465,910 S 11/26/2002		PATENT EXPIRES 11/26/2016 INVENTOR: URSULA SHEPPER DRAFTSMAN: JOSEPH SANTOS

USPA: SHOE BOTTOM HEEL PORTION (truss cradle)	16034	11/198,944 08/04/2005	FILE CLOSED PER JIM EMAIL OF 10/06/2008
RESPONSE TO OFFICE ACTION DUE
01/05/09 — Received office action.
10/06/08 — Received instructions to abandon the application.
10/03/08 — T/C with Eval re status of patent application.
09/30/08 — Filed response to office action.
					INVENTOR: EVAL AKHIDIME

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
STYLE # UNKNOWN **USDPA: SHOE BOTTOM (DREAMERS)**	10560	29/084,529 03/04/1998	D 402,446 Issued: 12/15/1998		**PATENT EXPIRES: 12/15/2012** INVENTOR: MICHELLE KELCHAK DRAFTSMAN: JOSEPH SANTOS
Style #1413 USDPA: ORNAMENTAL DESIGN FOR SHOES (Two Stripes)	14659	29/167,208 09/10/2002	D478,415 08/19/2003		**PATENT EXPIRES 08/19/2017** INVENTOR: Penny Masullo Application being handled by Riordan and McKenzie(docket 6/257).
Style #1423 USDPA: SHOE UPPER (Double-Sided Serrated Trim)	13489	29/163,577 07/08/2002	D470,651 S 02/25/2003		**PATENT EXPIRES 02/25/2017** INVENTOR: PENNY MASULLO DRAFTSMAN: JOE SANTOS
Style #1423 USDPA: SHOE UPPER (Double-Sided Serrated Trim)	14353	29/171,347 11/21/2002	D472,042 S 03/25/2003		**PATENT EXPIRES 03/25/2017** INVENTOR: PENNY MASULLO
Style #1508 USDPA: SHOE UPPER	14122	29/173,576 01/02/2003	D474,008 S 05/06/2003		**PATENT EXPIRES MAY 6, 2017** INVENTOR: PENNY MASULLO
USDPA: SHOE UPPER (STYLE #28882 SHARK TOOTH)	15544	29/216,171 10/29/2004	D512,825S 12/20/2005		**PATENT EXPIRES 12/20/2019** INVENTOR: CRAIG NELSON
Style #1728 USDPA: SHOE UPPER (PREMIUM ENERGY)	14606	29/183,758 08/12/2003	D485,051 S 01/13/2004		**PATENT EXPIRES 01/13/2018** Foreign Filing License No.: 531.121 (08/14/2003) Assignment Recorded: 08/12/2003 Reel 014389/Frame 0609 INVENTOR: SEAN BRADFORD
Style #1786 USDPA: SHOE UPPER STAMINA	14807	29/184,016 08/22/2003	D485,427 01/20/2004		**PATENT EXPIRES 01/20/2018** Foreign Filing License No.: 531.167 (08/25/2003) Assignment Recorded: 08/22/2003 Reel 014427/Frame 0703 INVENTOR: EVAL AKHIDIME

Page 5 of 74

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As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
Style #1786 USDPA: SHOE BOTTOM STAMINA	14808	29/184,018 08/26/2003	D487,617 S 03/23/2004		PATENT EXPIRES 03/23/2018 Foreign Filing License No.: 531,180 (08/27/2003) Assignment Recorded: INVENTOR: EVAL AKHIDIME DRAFTSMAN: JOE SANTOS
Style #1826 USDPA: SHOE UPPER (4 Wheelers Upper)	13069	29/155,159 02/04/2002	D468,897 S 01/21/2003		PATENT EXPIRES 01/21/2017 INVENTOR: RALPH DAVIS WILSON DRAFTSMAN: JOE SANTOS
STYLE #1845(Energy 3) USDPA SHOE UPPER	13401	29/161,721 06/03/2002	D467,714 12/31/2002		PATENT EXPIRES 12/31/2016
STYLE #1845 (Energy 3) USDPA SHOE TONGUE Divisional of SHOE UPPER	13674	29/166,816 09/04/2002	D470,302 S 02/18/2003		PATENT EXPIRES 02/18/2017
STYLE #1845(Energy 3) USDPA SHOE BOTTOM	13402	29/162,040 06/07/2002	D 470,297 02/18/2003		PATENT EXPIRES 02/18/2017 INVENTOR: RALPH WILSON
(Style #1851) Energy Prequel USDPA SHOE UPPER	13685	29/168,564 10/04/2002	D473,043 04/15/2003		PATENT EXPIRES 04/15/2017 INVENTOR: RALPH DAVIS WILSON
(Style #1852) Energy Prequel USDPA SHOE UPPER	13686	29/168,743 10/08/2002	D473,368 04/22/2003		PATENT EXPIRES 04/22/2017 INVENTOR: RALPH WILSON
(Styles 1851 & 1852) Energy Prequel USDPA SHOE BOTTOM	13687	29/168,745 10/08/2002	D473,042 S 04/15/2003		PATENT EXPIRES 04/15/2017S INVENTOR: RALPH DAVIS WILSON
STYLE #2203 - STREET SWEETS USDPA: SHOE UPPER	11053	29/096,923 10/23/1998	D 411,246 6/22/1999		PATENT EXPIRES: 6/22/2013 INVENTOR: SUSANNE JIMENEZ DRAFTSMAN: ROBERT NEWQUIST

Page 6 of 74

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
STYLE #2203 - STREET SWEETS USDPA: **COMBINED SHOE BOTTOM AND PERIPHERY**	11054	29/095,924 10/23/1998	D 416,126 11/9/1999		**PATENT EXPIRES: 11/9/2013** INVENTOR: SUSANNE JIMENEZ DRAFTSMAN: ROBERT NEWQUIST
STYLE #2211 USDPA: **SHOE UPPER**	11195	29/103,824 4/22/1999	D 416,128 Issued: 11/9/1999		**PATENT EXPIRES: 11/9/2013** INVENTOR: MICHELLE KELCHAK DRAFTSMAN: JOSEPH SANTOS
STYLE #2213 USDPA: **SHOE UPPER**	11196	29/103,902 4/23/1999	D422,403 4/11/2000		**PATENT EXPIRES: 04/11/2014** INVENTOR: VICKI HEASLET DRAFTSMAN: JOSEPH SANTOS
STYLE #2214 USDPA: **SHOE UPPER**	11197	29/112,314 10/14/1999	D 446,918 08/28/2001		**PATENT EXPIRES 08/28/2015** INVENTOR: VAN LAMPROU DRAFTSMAN: JOSEPH SANTOS
STYLE #2231 USDPA: **COMBINED SHOE BOTTOM AND PERIPHERY**	11418	29/108,163 07/20/1999	D 429,553 8/22/2000		**PATENT EXPIRES 08/22/2014** INVENTOR: MICHELLE KELCHAK DRAFTSMAN: JOE SANTOS
STYLE #2242 USDPA: **SHOE UPPER**	11198	29/112,315 10/14/1999	D 446,919 08/28/2001		**PATENT EXPIRES 08/28/2015** INVENTOR: VAN LAMPROU DRAFTSMAN: JOSEPH SANTOS
STYLE #2250 USDPA: **SHOE UPPER**	11797	29/117,468 01/21/2000	D 435,162 12/19/2000		**PATENT EXPIRES 12/19/2014** INVENTOR: RALPH WILSON DRAFTSMAN: JOSEPH SANTOS
STYLE #2250 USDPA: **COMBINED SHOE BOTTOM AND PERIPHERY**	11151	29/102,053 03/16/1999	D423,201 04/25/2000		**PATENT EXPIRES: 04/25/2014** INVENTOR: RALPH WILSON DRAFTSMAN: ROBERT NEWQUIST

Pace 7 of 74

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As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
STYLE #2464 USDPA: **SHOE UPPER**	12599	29/139,505 03/30/2001	D448,550 10/02/2001		**PATENT EXPIRES 10/02/2015** DRAFTSMAN: MIKE PRUITT INVENTOR: JEAN YANG
STYLE #2464 USDPA: **SHOE BOTTOM**	12600	29/139,584 03/30/2001	D 458,012 S 06/04/2002		**PATENT EXPIRES 06/04/2016** DRAFTSMAN: MIKE PRUITT INVENTOR: JEAN YANG
STYLE #2578 USDPA: **SHOE UPPER**	11801	29/119,442 02/28/2000	D431,713 10/10/2000		**PATENT EXPIRES 10/10/2014** INVENTOR: RALPH WILSON DRAFTSMAN: JOSEPH SANTOS
STYLE #2611 USDPA: **SHOE UPPER**	12213	29/128,364 08/23/2000	D 444,622 07/10/2001		**PATENT EXPIRES JULY 10, 2001** DRAFTSMAN: JOSEPH SANTOS INVENTOR: RALPH WILSON
STYLE #2611 USDPA: **SHOE UPPER EMBODIMENT #1**	12424	29/133,886 12/8/2000	D 444,937 07/17/2001		**PATENT EXPIRES 07/17/2015**
STYLE #2611 USDPA: **SHOE UPPER EMBODIMENT #2**	12425	29/133,876 12/08/2000	D 455,250 04/09/2002		**PATENT EXPIRES APRIL 9, 2016**
STYLE #2611 USDPA: **SHOE UPPER EMBODIMENT #3**	12426	29/133,904 12/08/2000	D 465,081 S 11/05/2002		**PATENT EXPIRES NOVEMBER 5, 2016**
STYLE #2611 USDPA: **SHOE UPPER EMBODIMENT #4**	12427	29/133,907 12/08/2000	D 445,242 07/24/2001		**PATENT EXPIRES JULY 24, 2015**
STYLE #2611 USDPA: **SHOE UPPER EMBODIMENT #5**	12853	29/144,463 07/03/2001	D471,002 S 03/04/2003		**PATENT EXPIRES 03/04/2017** INVENTOR: RALPH DAVIS WILSON

Page 9 of 74

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
STYLE #5013 USDPA: DIVISIONAL **SHOE UPPER EMBODIMENT 2**	12500	29/134,559 12/21/2000	D 457,715 05/28/2002		**PATENT EXPIRES 05/28/2016** DRAFTSMAN: JOSEPH SANTOS INVENTOR: RALPH WILSON
STYLE #5013 USDPA **SHOE BOTTOM**	12216	29/127,966 August 15, 2000	D450,914 11/27/2001		**PATENT EXPIRES 11/ 27/ 2015** DRAFTSMAN: JOSEPH SANTOS INVENTOR: RALPH WILSON 10/24/03 – Phil requested we abandon all related foreign applications and close files.
STYLE #5013 **USDPA DIV: SHOE BOTTOM INTERIOR FORWARD**	12410	29/132,790 11/15/2000	D 477,130 07/15/2003		**PATENT EXPIRES 07/15/2017** INVENTOR: RALPH DAVIS WILSON
STYLE #5013 **USDPA DIV: SHOE BOTTOM INTERIOR REAR**	12411	29/133,520 11/29/2000	D466,274 12/03/2002		**PATENT EXPIRES 12/03/2016** INVENTOR: RALPH WILSON
STYLE #5013 **USDPA DIV: SHOE BOTTOM BORDER**	12412	29/133,512 11/29/2000	D 470,649 S 02/25/2013		**PATENT EXPIRES 02/25/2017** INVENTOR: RALPH WILSON
STYLE #5013 **USDPA DIV: SHOE BOTTOM BORDER MIDDLE OUTWARDLY**	12413	29/133,515 11/29/2000	D 469,599 02/04/2003		**PATENT EXPIRES FEBRUARY 4, 2017** INVENTOR: RALPH WILSON
STYLE #5013 **USDPA DIV: SHOE BOTTOM BORDER MIDDLE INWARDLY**	12414	29/133,516 11/29/2000	D473,367 04/22/2003		**PATENT EXPIRES 04/22/2017**

Page 13 of 74

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As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
STYLE #5013 **USDPA DIV: SHOE BOTTOM PERIPHERY OUTWARDLY**	12415	29/133,513 11/29/2000	D474,587 S 05/20/2003		**PATENT EXPIRES 05/20/2017** INVENTOR: RALPH WILSON DRAFTSMAN: SANTOS
STYLE #5013 **USDPA DIV: SHOE BOTTOM PERIPHERY INWARDLY**	12416	29/133,514 11/29/2000	D469,598 02/04/2003		**PATENT EXPIRES 02/04/2017** INVENTOR: RALPH WILSON DRAFTSMAN: SANTOS
STYLE #5039 USDPA: SHOE UPPER	13153	29/160,929 03/28/2002 Previously incorrect SN: 10/108,909	D 474,007 05/06/2003		**PATENT EXPIRES 05/06/2017** INVENTOR: EVAL AKHIDIME DRAFTSMAN: JOE SANTOS
STYLE #5381 USDPA: SHOE UPPER (Grand Prix)	13279	29/169,233 10/16/2002	D471,349 03/11/2003		**PATENT EXPIRES MARCH 11, 2017** INVENTOR: MARK NASON
STYLE #5381 USDPA: PORTION OF SHOE UPPER DIVISIONAL EMBODIMENT 2 (Grand Prix)	14434	29/173,573 12/31/2002	D473,045 S 04/15/2003		**PATENT EXPIRES 04/15/2017** INVENTOR: MARK NASON
STYLE #5381 USDPA: TOE PORTION OF SHOE UPPER DIVISIONAL EMBODIMENT 3 (Grand Prix)	14445	29/173,549 12/31/2002	D473,705 04/29/2003		**PATENT EXPIRES 04/29/2017** INVENTOR: MARK NASON
STYLE #5381 USDPA: SHOE BOTTOM	13280	29/174,607 01/21/2003	D474,879 S 05/27/2003		**PATENT EXPIRES MAY 27, 2017** INVENTOR: MARK NASON
STYLE #6151 USDPA: **SHOE BOTTOM**	10388	29/082,175 12/23/1997	D 401,744 12/01/1998		**PATENT EXPIRES: 12/01/2012** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS

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As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
STYLE #6513 USDPA: **SHOE UPPER**	10725	29/088,460 05/23/1998	D 404,905 02/02/1999		**PATENT EXPIRES: 02/02/2013** INVENTOR: MICHELLE KELCHAK DRAFTSMAN: ROBERT NEWQUIST
STYLE #6523 USDPA: **COMBINED SHOE BOTTOM AND PERIPHERY**	11063	29/095,956	D 412,238 07/27/1999		**PATENT EXPIRES: 07/27/2013** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS
STYLE #6540 USDPA: **SHOE UPPER**	11152	29/105,006 05/14/1999	D 418283 01/04/2000		**PATENT EXPIRES: 01/04/2014** INVENTOR: EVAL AKHIDIME DRAFTSMAN: ROBERT NEWQUIST
STYLE #6540 USDPA: **COMBINED SHOE BOTTOM AND PERIPHERY**	11153	29/098,839 01/07/1999	D420,551 08/22/2000		**PATENT EXPIRES 08/22/2014** INVENTOR: RALPH WILSON DRAFTSMAN: ROBERT NEWQUIST
STYLE #6553 USDPA: **SHOE UPPER**	11163	29/102,051 03/16/1999	D419,756 02/01/2000		**PATENT EXPIRES: 02/01/2014** INVENTOR: D'WAYNE EDWARDS DRAFTSMAN: RICHARD GATHERCOLE
STYLE #6553 USDPA: **SHOE BOTTOM AND PERIPHERY**	11164	29/105,007 05/14/1999	D438,368 03/06/2001		**PATENT EXPIRES 03/06/2015** INVENTOR: EVAL AKHIDIME DRAFTSMAN: RICHARD GATHERCOLE
STYLE #6597 USDPA: **SHOE UPPER**	12043	29/126,243 07/10/2000	D 435,959 01/09/2001		**PATENT EXPIRES: 01/09/2015** INVENTOR: EVAL AKHIDIME DRAFTSMAN: JOSEPH SANTOS
STYLE #6664 USDPA: **SHOE UPPER**	11155	29/102,052 03/16/1999	D420,498 02/15/2000		**PATENT EXPIRES: 02/15/2014** INVENTOR: RALPH WILSON DRAFTSMAN: ROBERT NEWQUIST

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As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
STYLE #7900 USDPA: **SHOE UPPER WOMPER CLOG**	09992	29/073,696 07/16/1997	D 401,049 11/17/1998		**PATENT EXPIRES: 11/17/2012** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS
STYLE #7919 USDPA: **SHOE UPPER ONE BAND WOMPER SLIDE**	09993	29/075,924 08/29/1997	D 401,050 11/17/1998		**PATENT EXPIRES: 11/17/2012** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS
STYLE #7926 USDPA: **SHOE UPPER**	10603	29/084,171 02/26/1998	D 402,457 12/15/1998		**PATENT EXPIRES 12/15/2012** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: JOSEPH SANTOS
STYLE #7926 USDPA: **COMBINED SHOE BOTTOM AND PERIPHERY**	10604	29/084,168 02/26/1998	D 409,361 05/11/1999		**PATENT EXPIRES: 05/11/2013** INVENTOR: ROBERT GREENBERG DRAFTSMAN: JOSEPH SANTOS
STYLE #7930 & #7992 USDPA: **SHOE UPPER**	10391	29/083,573 02/11/1998	D 402,100 12/08/1998		**PATENT EXPIRES: 12/08/2012** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST
STYLE #7933 USDPA: **SHOE UPPER**	10962	29/093,271 09/08/1998	D 409,364 05/11/1999		**PATENT EXPIRES: 05/11/2013** INVENTOR:RALPH WILSON DRAFTSMAN: ROBERT NEWQUIST
STYLE #7946 USDPA: **SHOE BOTTOM WOMPER DELUXE**	10821	29/091294 07/27/1998	D 405,942 02/23/1999		**PATENT EXPIRES: 02/23/2013** INVENTOR: MICHELLE KELCHAK DRAFTSMAN: ROBERT NEWQUIST
STYLE #7946 USDPA: **SHOE UPPER WOMPER DELUXE**	10882	29/093,318 09/08/1998	D420,211 02/08/2000		**PATENT EXPIRES: 02/08/2014** INVENTOR: D'WAYNE EDWARDS DRAFTSMAN: ROBERT NEWQUIST

Page 19 of 74

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
STYLE #7988 USDPA: **COMBINED SHOE PERIPHERY AND BOTTOM PLATFORM WOMPER**	10625	29/085,499 03/24/1998	D 408,972 05/04/1999		**PATENT EXPIRES: 05/04/2013** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST
STYLE #7992 USDPA: **COMBINED SHOE BOTTOM AND PERIPHERY**	10397	29/084,169 02/26/1998	D 408,977 05/04/1999		**PATENT EXPIRES: 05/04/2013** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST
STYLE #7994 USDPA: **COMBINED SHOE BOTTOM AND PERIPHERY PLATFORM STREET CLEAT**	10624	29/085,450 03/24/1998	D 408,119 04/20/1999		**PATENT EXPIRES: 04/20/2013** INVENTOR: ROBERT GREENBERG DRAFTSMAN: ROBERT NEWQUIST
STYLE #7996 USDPA: **SHOE UPPER**	10606	29/085,453 03/24/1998	D 404,553 01/25/1999		**PATENT EXPIRES: 01/26/2013** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST
STYLE #7996 USDPA: **SHOE BOTTOM**	10607	29/085,452 03/24/1998	D 401,045 11/17/1998		**PATENT EXPIRES: 11/17/2012** INVENTOR: ROBERT Y. GREENBERG DRAFTSMAN: ROBERT NEWQUIST
STYLE #8272 USDPA: **SHOE UPPER**	11727	29/124,145 05/31/ 2000	D 441,942 05/15/2001		**PATENT EXPIRES 05/15/2015** DRAFTSMAN: JOSEPH SANTOS INVENTOR: MICHELLE KELCHAK
Style #9771 USDPA: SHOE UPPER	13233	29/160,051 05/03/2002	US D468,898 S 01/21/2003		**PATENT EXPIRES JANUARY 21, 2017** INVENTOR: RALPH D. WILSON
Style #9771 USDPA: SHOE UPPER EMBODIMENT 1	13665	29/165,756 08/16/2002	US D468,522 S 01/14/2003		**PATENT EXPIRES JANUARY 14, 2017**

Page 21 of 74

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
Style #9860 (adult) and 1817 USDPA: SHOE UPPER	13234	29/160,050 05/03/2002	D 467,409 12/24/2002		PATENT EXPIRES DECEMBER 24, 2016 11/04/2004 – Mailed copy of file wrapper to Jim Scott. INVENTOR: RALPH D. WILSON
Style #9860 (adult) and 1817 USDPA: SHOE UPPER EMBODIMENT 1	13666	29/165,265 08/15/2002	US D468,521 S 01/14/2003		PATENT EXPIRES JANUARY 14, 2017
SHOE BOTTOM (TOOTSIE ROLL-NON LIGHTED)	10606	29/085,451 03/24/1998		N/A	ABANDONED DRAFTSMAN: ROBERT NEWQUIST
OUTSOLE/BOTTOM (WOMPERS)	09848	29/066,413 02/13/1997		N/A	ABANDONED
SHOE UPPER (WOMPER)	09989			N/A	ABANDONED
SHOE UPPER (STYLE #2210)	11194			N/A	ABANDONED 01/8/1999
SHOE UPPER (STYLE # 6151)	10387	29/082,177 12/23/1997		N/A	ABANDONED
SHOE UPPER (STYLE #6158)	10389			N/A	ABANDONED
SHOE BOTTOM (STYLE #6158)	10390			N/A	ABANDONED
COMBINED SHOE BOTTOM AND PERIPHERY (STYLE #6559)	11154			N/A	ABANDONED
USPA: ARTICLE WITH ANIMATED DISPLAY	15720	09/287,520 04/07/1999	6,112,437 09/05/2000		SKECHERS IS NO LONGER A LICENSEE 7.5 Year Annuity Due 03/05/2008 12/10/04 – Opened file to monitor maintenance fee schedules only. Blakely, Sokoloff firm is attorney of record and responsible for this matter. 10/22/03 – Skechers advised Lovitt it is not proceeding with any international patents or trademarks. INVENTOR: Bert Lovitt

Page 22 of 74

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY AND TITLE	DKT NO.	SERIAL NO. & FILING DATE	PATENT NO. & ISSUE DATE	FIGURE 1	STATUS
CIR: ARTICLE WITH ANIMATED DISPLAY	15721	09/619,126 07/18/2000	6,443,590 09/03/2002		**SKECHERS IS NO LONGER A LICENSEE** **PATENT EXPIRES 04/07/2019** 3.5. Year Annuity Due 03/06/2006 12/10/04 – Opened file to monitor maintenance fee schedules only. Blakely, Sokoloff firm is attorney of record and responsible for this matter. 10/22/03 – Skechers advised Lovitt it is not proceeding with any international patents or trademarks. INVENTOR: Bert Lovitt
SHOE UPPER STREET CLEAT CLOG (STYLE # 7852)	09990	29/076,287 08/03/1997		N/A	**ABANDONED**
SHOE UPPER STREET CLEAT SLIDE (STYLE #7861)	09991	29/073,695 07/16/1997		N/A	**ABANDONED**
SHOE BOTTOM (STYLE #7930) - JAMMERS	10392	29/068,459 05/23/1998		N/A	**ABANDONED 01/04/1999** INVENTOR: MICHELLE KELCHAK
SHOE UPPER (STYLE #7992)	10396			N/A	**ABANDONED**
SHOE BOTTOM (STYLE #10031/# 10032)	10596	29/085,465 03/24/1998			**ABANDONED**
USDPA: SHOE UPPER Style #30214 (red shoe)	15171	29/202,352 03/30/2004	D495,862 09/14/2004		**PATENT EXPIRES 09/14/2018** INVENTOR: LAURA RIOSA Recorded Reel 015158/Frame 0015.
USDPA: SHOE UPPER (BIKER, STYLE #21511)	15557	29/216,116 10/29/2004	D513,361 S 01/03/2006		**PATENT EXPIRES 01/03/2020** Inventor: Savva Teriatnikov

Page 23 of 74

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USPA: SHOE UPPER (MARY JANE) Inventor: Larry Clark	17873	29/275,372 12/21/2006	D547,935 08/07/2007		PATENT EXPIRES 08/07/2021 08/3/2007 — Sent original patent certificate to SKX.

UDSPA: SHOE BOTTOM (CITYWALK)	17923	29276124 01/16/2007	D553,833 S 10/30/2007		PATENT EXPIRES 10/30/2021 11/06/2007 — Sent original patent certificate to SKX.
					Designer: Todd M. Walden

USDPA: SHOE UPPER (MARY JANE SINGLE STRAP) Inventor: Larry Clark	17985	29/277,067 02/13/2007	D544,681 06/19/2007		PATENT EXPIRES 06/19/2021 06/25/2007 — Sent original certificate to SKX.

USDPA: SHOE UPPER (FISHERMAN’S SANDAL II) Inventor: Penny Masullo	18048	29/278,939 04/13/2007	D547,936 08/07/2007		PATENT EXPIRES 08/07/2021 08/13/2007 — Sent original patent certificate to SKX.

USDPA: SHOE BOTTOM (Zoo York/Mercer)	18101	n/a	n/a	02/16/08 — Sent reminder to SKX.
11/14/2007 — Sent pictures and last correspondence of Zoo York shoe.
03/12/2007 — Req. name of inventor and city of residence.
02/27/2007 — Received REE search from PatPro.
02/21/2007 — Instructed PatPro to do REE search.
02/21/2007 — Instructed Joe Santos to do drawings.
					02/21/2007 — Receiving instructions to file patent.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE BOTTOM (Biker Fixate Foam Version) Inventor: Savva Teteriatnikov	18121	29/278,887 04/12/2007	D548,443 08/14/2007		PATENT EXPIRES 08/14/2021 08/21/2007 — Sent original certificate to SKX.

USDPA: SHOE UPPER AND BOTTOM PERIPHERY (SOULMATES STYLE #21778) Inventor: Savva	18848	29/299,360 12/21/2007	D577,186 09/23/2008		PATENT EXPIRES 09/23/2022 09/26/08 — Sent design patent certificate to SKX. Inventor: Savva Teteriatnikov

USDPA: SHOE BOTTOM (SOULMATES STYLE #21778) Inventor: Savva	18849	29/299,645 12/27/2007	D569,591 05/27/2008		PATENT EXPIRES 05/27/2022 06/03/08 — Sent patent certificate to SKX.

USDPA: SHOE UPPER (BIKER’S AMUSE STYLE #21410)	18884	29/299,965 01/07/2008	D576,782 09/16/2008		PATENT EXPIRES 09/16/2022 09/19/08 — Sent patent to SKX. Inventor: Savva Teteriatnikov

USDPA: SHOE UPPER (BIKER’S GRAPEVINE STYLE #21361)	18885	29/302,073 01/09/2008	D577,481 09/30/2008		PATENT EXPIRES 09/30/2022 10/07/08 — Sent original patent certificate to SKX. Inventor: Savva Teteriatnikov

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE UPPER AND PERIPHERY (CALI GEAR MOLDED HEARTS) Inventor: Christina Yang	18947	29/304,464 03/03/2008	D571,547 06/24/2008		PATENT EXPIRES 06/24/2022 07/01/08 — Sent original patent certificate to SKX.

USDPA: SHOE UPPER (CRISS-CROSS STRAP STYLE #21429) Inventor: Savva Teteriatnikov	19157	29/305,408 03/19/2008	D570,590 06/10/2008		PATENT EXPIRES 06/10/2022 06/12/08 — Sent original patent certificate to SKX.

USDPA: SHOE UPPER (D’Lites Style #11422) Inventor: Lisa Yi	19794	29/327,221 10/31/2008	D587,890 03/10/2009		PATENT EXPIRES 03/10/2023 03/16/09 — Sent patent certificate to SKX.

USDPA: SHOE BOTTOM (D’Lites Style #11422) Inventor: Craig Nelson	19795	29/327,665 11/11/2008	D588,791 03/24/2009		PATENT EXPIRES 03/24/2023 04/06/09 — Sent registration certificate to client.

USPA (PROV.): SHOE -Savva Teteriatnikov -Kenneth J. Liu -Eckhard Knoepke -Julie Zhu	19901	61122911 12/16/2008	Not patented	04/29/09 — Non-provisional patent application filed with PTO.
Non-Provisional Application Due 12/16/2009
01/05/09 — Received filing receipt. Foreign filing license granted: 12/24/2008.
12/16/08 — Filed assignment with PTO.
12/16/08 — Filed application with PTO.
12/15/08 — Sent revised PPA application and drawings.
12/11/08 — Sent Assignment to SKX for signature by all four inventors.
12/05/08 — Sent first draft application and drawings to SKX.
					11/19/08 — Meeting with inventors to discuss patent.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA (DIV.) SHOE UPPER (D’Lites Style #11422) Inventor: Lisa Yi	19943	29/330,341 01/05/2009	D591,493 05/05/2009		PATENT EXPIRES 05/05/2023 05/15/09 — Sent patent certificate to SKX.

USPA (CONT.): CLOSURE DEVICE FOR SHOE Inventor: Scott Kelley	19977	12/353,204 01/13/2009	Note patented	FOREIGN FILING DUE 01/13/2010
RESPONSE TO OFFICE ACTION DUE 05/27/2009
05/13/09 — Filed Amendment with PTO.
05/12/09 — Sent draft argument to Scott Kelley.
05/05/09 — Sent office action to Scott Kelley.
05/04/09 — Final Office Action.
04/14/09 — Received interview summary from PTO.
03/30/09 — Received office action.
03/02/09 — Received Decision on Petition to Make Special.
					01/20/09 — Received filing receipt.

USPA: SHOE	20006	12432279 04/29/2009	Not patented	04/30/09 — Received Notice of Recordation.
04/29/09 — Filed assignment with PTO.
04/29/09 — Filed application with PTO.
03/30/09 — Sent updated draft application and drawings.
03/09/09 — Sent updated draft application.
03/02/09 — Sent updated draft application.
02/18/09 — Sent updated draft application.
02/04/09 — Sent updated draft application.
					01/30/09 — Sent draft application and figures to SKX.

USDPA: SHOE BOTTOM AND PERIPHERY (Biker w/Wedge Style #21269) Inventor: Savva Teteriatnikov	20010	29/334,289 03/24/2009	Not patented	FOREIGN FILING DUE 09/24/2009
04/23/09 — Received acknowledgement of Request for Expedited Examination.
04/03/09 — Received original filing receipt.
03/24/09 — Received Recordation of Assignment.
03/24/09 — Filed application and assignment with PTO.
03/17/09 — Received signed application.
02/19/09 — Sent patent application for the signature of inventor.
02/02/09 — Received search report from Tuan.
01/28/09 — Expedited examination instructions confirmed.
01/26/09 — Requested search for expedited examination.
01/26/09 — Sent shoe to draftsman.
01/21/09 — Received shoe specimen.
					01/20/09 — Received instructions to file patent.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
USDPA: SHOE OUTSOLE AND PERIPHERY (Shape — Ups Optimized Style #11801)	20301	Not filed	Not patented	N/a	05/24/09 — Sent patent application to SKX. 04/28/09 — Sent shoe to draftsman. 04/28/09 — Sent search for expedited examination. 04/23/09 — Received instructions to open file.

SHOE UPPER (Lighted Toe/ Tip/ Flap)	20303

SHOE UPPER (Lighted Panel)	20304

USPA: METHOD OF DIFFUSING LIGHT IN A BACKLIT PANEL	20305

USPA: LIGHTED PANEL SHOE COVER DEVICE	20306

USDPA: SHOE UPPER (LIGHTED FLAP)	20307

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
AUSTRALIA DPA STYLE # 2350 SHOE UPPER	12658	1375/01 04/26/2001	145526 10/05/2001	PATENT EXPIRES 04/26/2017
First Renewal Due 04/26/2007
Second Renewal Due 04/26/2012
12/21/2006 – Assoc. advised CPA will handle all patent renewals and confer with them directly.
12/18/2006 – Sent reminder to assoc. to renew patent.

AUSTRALIA DPA SHOE BOTTOM STYLE #2350	12672	1376/01 04/26/2001	145527 10/05/2001		PATENT EXPIRES 04/26/2017 First Renewal Due 04/26/2007 Second Renewal Due 04/26/2012 01/05/2007 – Assoc. confirmed instructions to renew reg. 12/20/2006 – Req. assoc. to renew reg.

AUSTRALIA DPA SHOE BOTTOM STYLE #2667	12644	1456/01 05/02/2001	145594 10/10/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES MAY 2, 2017 First Annuity Due 05/02/2007 Second Annuity Due 05/02/2012

AUSTRALIA DPA SHOE UPPER STYLE #1845 ENERGY 3	13726	3036/2002 09/27/2002	151043 03/11/2003	PATENT EXPIRES 04/26/2017
First Renewal Due 04/26/2007
Second Renewal Due 04/26/2012

					(Examiner allowed this application based on Style #2350. This is considered an addition to that design and therefore will have the same renewal dates as Style #2350 (docket 12658)).

AUSTRALIA DISPERSED AIR FOOTPAD	13652	42363/00 07/17/2002			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

AUSTRALIA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13740	3035/2002 09/27/2002 Ref: 607450	151042 03/11/2003		PATENT EXPIRES 09/27/2018 Third Renewal Due 09/27/2013 10/15/08 –Sent 2nd Renewal Receipt to SKX.

AUSTRIA PA MODULAR CHASSIS	14329	299/2002 May 13, 2002	5881 12/15/2002	FILE CLOSED 05/20/2005
PATENT EXPIRES 05/13/2022
04/25/2005 Skechers requested we not pay the renewal fee and abandon the registration
06/14/2004 Assignment to Skechers II was granted
					INVENTORS Erwin Weitgasser and Detlev Magerer

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
AUSTRIA PA KIDDY CHASSIS	14330	300/2002 May 13, 2002	5882 12/15/2002	FILE CLOSE 05/20/2005
PATENT EXPIRES 05/13/2022
04/25/2005 – Skechers requested we not pay the renewal fee and abandon the registration.
06/14/2004 – Assignment to Skechers II was granted

					INVENTORS Erwin Weitgasser and Detlev Magerer

BOLIVIA DPA: SHOE UPPER STYLE #2250	12205	SP-0137 07/21/2000	5689-B 09/27/2005		PATENT EXPIRES JULY 21, 2010 9th Annuity Due January 2, 2010 03/13/09 – Assoc. confirmed payment of 8th annuity.

BOLIVIA DPA: SHOE UPPER STYLE #5013	12291	DI-202 09/29/2000			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

BOLIVIA DPA: SHOE BOTTOM STYLE #5013	12345	DI-0227 11/09/2000			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

BRAZIL DPA: SHOE UPPER (MARY JANE TWO STRAP)	18692	D16703021-1 08/31/2007	DI67030211 08/30/2007		PATENT EXPIRES 08/30/2017 10/10/08 — Sent original design patent certificate to SKX. Inventor: Larry Clark

CANADA UTILITY DESIGN PATENT ARTICLE WITH ANIMATED DISPLAY	13003	2,369,682 10/09/2001			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

CANADA DPA SHOE BOTTOM STYLE #2667	12645	2001-1459 06/12/2001	96953 03/28/2002		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 03/28/2012

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
CANADA DPA SHOE UPPER STYLE #2350	12659	2001-1687 07/05/2001	94198 12/21/2001		PATENT EXPIRES 12/21/2011 03/06/2007 – Sent renewal certificate to SKX.

CANADA DPA SHOE BOTTOM STYLE #2350	12673	2001-1686 07/05/2001	97079 05/31/2002		PATENT EXPIRES 12/21/2011 03/06/07 – Sent renewal certificate to SKX.

CANADA UTILITY PATENT ROLLER SKATE	14547	2,430,596 02/26/2003			ABANDONED 10/31/2003

CANADA UTILITY PATENT CHILD’S ROLLER SKATE	14551	2,431,870 02/26/2003			ABANDONED 10/31/2003

CANADA DISPERSED AIR FOOTPAD	13653	2396400 07/10/2002			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

CANADA DPA SHOE UPPER STYLE #1845 ENERGY 3	13727	101172 11/12/2002			ABANDONED 12/31/2003 PURSUANT TO PHIL’S REQUEST OF 11/21/2003

CANADA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13741	101164 11/12/2002	101164 03/24/2004		PATENT EXPIRES 03/24/2014 02/17/09 - Sent certificate of renewal to SKX.

CANADA DPA SHOE UPPER (D’Lites Style #11422) Inventor: Lisa Yi	20294	130445 04/29/2009	Not patented	05/25/09 - Received filing particulars.
05/15/09 - Sent certified patent to assoc.
04/29/09 - Received filing receipt.
04/24/09 - Assoc. confirmed original figures.
04/24/09 - Sent original drawings/figures.
					04/23/09 - Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

CHILE DPA: SHOE UPPER STYLE #2250	12000	819-2000 09/20/2000	02/07/2006 — Requested status of application from associate.
11/24/2004 — Associate response to status request informs that to expedite prosecution they will file a petition with Arbitral Court; their firm handles infringement matters.
11/18/0204 — Email to associate requesting status and asked if their firm handles infringement matters.
11/23/2004 — Response with recommendation from Monica Wenz. Email to Jim Scotti with recommendations thus far.
11/22/2004 — Response with recommendations from Henry Sherrill.
11/18/2004 — Emails to various associates requesting recommendation of counsel in Chile.
11/17/2004 — Email to associate requesting status. Request from Jim to find litigation counsel in Chile.
01/27/2004 — Associate informed the file has not yet been reviewed.
01/26/2004 — Sent email to associate requesting status.
03/07/2002 — Associate advised the appeal was filed on February 28, 2002. It will take approximately one year for the matter to be reviewed.
02/15/2002 — Sent fax to associate requesting they file an appeal to the rejection ASAP.
02/13/2002 — Associate advised that the application was rejected.
We requested the associate to appeal the rejection. Advised Skechers of rejection.
10/31/2001 — Associate sent a letter enclosing copy of response to OA which was filed on 10/19/2001.
10/22/2001 — Associate confirmed receipt of our request and will file a response.
10/02/2001 — Requested associate to file a response to the outstanding OA.
10/13/2000 — Received Filing Receipt from Associate.
09/20/2000 — Assoc Filed Application in Chile with POA and Assignment.
09/12/2000 — Assoc Confirmed Receipt of Assignment.
09/6/2000 — Sent Legalized Assignment to Assoc via O/N Mail.
07/24/2000 — Sent Signed, Notarized, Legalized Authenticated POA to Assoc Via O/N Mail
07/13/2000 — Sent Signed, Authenticated POA to Sec of State.
07/10/2000 — Sent Signed POA to Registrar to Be Authentiated.
07/07/2000 — Sent Certified Copy of U.S. Design Patent For Associate Filing.
03/23/2000 — Faxed Letter to Assoc. Re Filing Design Application.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

CHILE DPA SHOE UPPER STYLE #5013	12292	2523-2000 09/15/2000			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

CHILE DPA SHOE BOTTOM STYLE #5013	12346	N 2876-2000 10/19/2000			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

CHILE DPA SHOE UPPER STYLE #1845 ENERGY 3	13762	2198-2002 09/25/2002			ABANDONED 02/12/2004 Pursuant to Phil’s request.

CHILE DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13765	2199-2002			ABANDONED 02/12/2004 Pursuant to Phil’s request.

CHINA DPA SHOE UPPER STYLE #2250	12137	00306735.1 04/28/2000 ref: USARA0009	ZL 00306735.1 04/28/2000	PATENT EXPIRES 04/28/2010
03/06/09 — Assoc. confirmed payment of 10th annuity.
01/22/09 — Instructed assoc. to pay annuity.
01/21/09 — Received reminder to pay annuity.
					02/07/08 — Sent annuity payment notice to SKX.

CHINA DPA SHOE UPPER STYLE #5013	12293	00337965.5 09/27/2000 Ref: USRA0010	ZL 00337965.5 09/27/2000	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES 09/27/2010
09/07/2003 Associate paid the 4th annuity.

5TH Annuity Due September 27, 2004
6TH Annuity Due September 27, 2005
7TH Annuity Due September 27, 2006
8TH Annuity Due September 27, 2007
9TH Annuity Due September 27, 2008
					10th Annuity Due September 27, 2009

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

CHINA DPA SHOE BOTTOM STYLE #5013	12347	00346159.9 12/01/2000 ref: USARA0011	ZL 00346159.9 10/31/2001	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES DECEMBER 1, 2010

4th Annuity Due December 1, 2003
5th Annuity Due December 1, 2004
6th Annuity Due December 1, 2005
7th Annuity Due December 1, 2006
8th Annuity Due December 1, 2007
9th Annuity Due December 1, 2008
					10th Annuity Due December 1, 2009

CHINA DPA SHOE BOTTOM STYLE #2667	12646	85192 06/28/2001	ZL 01307754.6 05/08/2002	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES 06/12/2011
4th Annuity Due 03/01/2004
5th Annuity Due 03/01/2005
6th Annuity Due 03/01/2006
7th Annuity Due 03/01/2007
8th Annuity Due 03/01/2008
9th Annuity Due 03/01/2009
					10th Annuity Due 03/01/2010

CHINA DPA STYLE #2350 SHOE UPPER	12660	01307753.8 06/12/2001	ZL 01307753.8 06/12/2001		PATENT EXPIRES 06/12/2011 10th Annuity Due 06/12/2010 04/17/09 — Received confirmation of payment.

CHINA DPA SHOE BOTTOM STYLE #2350	12674	01307752.X 06/12/2001	ZL 01307752.X 06/11/2011	PATENT EXPIRES 06/12/2011
10th Annuity Due 06/12/2010
04/20/09 — Assoc. confirmed payment.
03/26/09 — Instructed assoc. to pay annuity.
03/20/09 — Received reminder.
					03/25/08 — Sent 8th annuity payment recept to SKX.

CHINA DPA ARTICLE WITH ANIMATED DISPLAY	13323	01802090.9 PCT/US01/22 293 03/18/2002			ABANDONED 10/31/2003

CHINA DISPERSED AIR FOOTPAD	13654	0081947.6 04/12/2000			ABANDONED 10/31/2003

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

CHINA DPA SHOE UPPER STYLE #1845 ENERGY 3	13728	02369183.2 12/03/2002 Ref: USARA0020	ZL 02369183.2 10/08/2003	PATENT EXPIRES 12/03/2012
Seventh Annuity Due: 12/03/2009
Eighth Annuity Due: 12/03/2010
Ninth Annuity Due: 12/03/2011
08/29/08 — Assoc. paid 7th annuity.
07/29/08 — Assoc. confirmed instructions.
					07/29/08 — Instructed assoc. to file annuity.

CHINA DPA SHOE UPPER DIV STYLE #1845 ENERGY 3 FIGURE7	14656	03310593.6 12/03/2002 Ref: USARA0024	ZL 03310593.6 12/03/2002		PATENT EXPIRES 12/03/2012 Eighth Annuity Due: 12/03/2009 Ninth Annuity Due: 12/03/2010 Tenth Annuity Due: 12/03/2011 11/11/08 — Received notice of payment of 7th annuity.

CHINA DPA SHOE UPPER DIV STYLE #1845 ENERGY 3 FIGURES 8&9	14657	03310586.3 12/03/2002	ZL 03310586.3 10/15/2003	PATENT EXPIRES 12/03/2012
Eighth Annuity Due: 12/03/2009
Ninth Annuity Due: 12/03/2010
Tenth Annuity Due: 12/03/2011
08/29/08 — Assoc. paid 7th annuity.
07/29/08 — Assoc. confirmed instructions
					07/29/08 — Instructed assoc. to file annuity.

CHINA DPA SHOE UPPER DIV STYLE #1845 ENERGY 3 FIGURE 10	14658	03342338.5 12/03/2002	ZL 03342338.5 10/22/2003	PATENT EXPIRES 12/03/2012
Eighth Annuity Due: 12/03/2009
Ninth Annuity Due: 12/03/2010
Tenth Annuity Due: 12/03/2011
08/29/08 — Assoc. paid 7th annuity.
07/29/08 — Assoc. confirmed instructions.
					07/29/08 — Instructed assoc. to file annuity.

CHINA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13742	02369184.0 12/03/2002	ZL 02369184.0 06/30/2004	PATENT EXPIRES 12/03/2012
Eighth Annuity Due: 12/03/2009
Ninth Annuity Due: 12/03/2010
Tenth Annuity Due: 12/03/2011
08/29/08 — Assoc. paid 7th annuity.
07/29/08 — Assoc. confirmed instructions.
					07/29/08 — Instructed assoc. to file annuity.

CHINA UTILITY PATENT ROLLER SKATE	14548	03122384.2 05/09/2003			ABANDONED 10/31/2003

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

CHINA UTILITY PATENT CHILD’S ROLLER SKATE	14552	03122380.X 05/09/2003	[ILLEGIBLE]		ABANDONED 10/31/2003

CHINA DPA: SHOE UPPER AND BOTTOM PERIPHERY (Soulmates Style #2178)	19140	20083000601 1.6 02/26/2008	Not patented	03/19/09 — Received response to first notification.
RESPONSE TO OFFICE ACTION DUE 03/15/2009
01/19/09 — Assoc. confirmed the response will be filed.
01/18/09 — Instructed assoc. to have draftsmen correct deficiencies and respond to the office action.
01/08/09 — Received office action.
04/25/08 — Assoc. confirmed submission of priority document and assignment.
04/21/08 — Assoc. confirmed receipt of Assignment.
04/14/08 — Sent Assignment to assoc.
04/02/08 — Received filing receipt.
03/25/08 — Sent assignment to SKX
03/18/08 — Assoc. Confirmed a simply signed assignment is needed.
03/12/08 Sent certified copy of Notice of Recordation.
02/27/08 — Sent certified copy of U.S. application.
02/26/08 — Assoc. confirmed filing of application.
02/22/08 — Ordered certified copy of assignment.
02/19/08 — Assoc. requires certified copy of assignment.
					02/09/08 — Instructed assoc. to file application.
CHINA DPA: SHOE UPPER (BIKER’S GRAPEVINE STYLE #21361)	19150	20083000902 5.3 03/12/2008	Not patented	03/26/09 — Received response as filed with the Chinese PTO.
01/19/09 — Assoc. confirmed the response will be filed.
01/18/09 — Instructed assoc. to respond to the office action.
01/16/09 — Received office action.
04/25/08 — Assoc. confirmed submission of priority document and assignment.
04/21/08 — Assoc. confirmed receipt of Assignment.
04/14/08 — Sent signed Assignment to SKX.
03/25/08 — Sent Assignment to SKX for signature.
03/17/08 — Received Assignment for signature.
03/05/08 — Assoc. confirmed instructions.
					03/02/08 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

CHINA DPA: SHOE UPPER (D’Lites Style #11422)	20295	CERTIFIED DOCUMENT DUE 07/27/2009
04/28/09 — Assoc. confirmed filing of
application using original drawings.
04/27/09 — Assoc. confirmed filing of application.
04/24/90 — Sent original drawings for filing.
04/24/09 — Assoc. confirmed instructions.
					04/23/09 — Instructed assoc. to file application.

COLOMBIA DPA: SHOE UPPER STYLE #2250	12206	00-054.500 7/19/2000	3565 10/25/2001		REGISTRATION EXPIRES 07/10/2010

COLOMBIA DPA SHOE UPPER STYLE #5013	12294	00-0750.604 10/05/2000	3543 08/18/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

COLOMBIA DPA SHOE BOTTOM STYLE #5013	12348	00-0750.605 10/05/2000	3542 11/26/2002		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

COLOMBIA DPA SHOE UPPER STYLE #1845 ENERGY 3	13763	02-109.546 12/03/2002	4395 03/11/2005		PATENT EXPIRES 12/03/2012

COLOMBIA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13766	02-110.423 12/05/2002	4409 03/11/2005		PATENT EXPIRES 12/05/2012

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

COMMUNITY DESIGN PATENT ROLLER SKATE CHASSIS (WITH SINGLE WHEEL AT ONE END)	14577	144 69 02/21/2003	14469-01 04/01/2003		PATENT EXPIRES 04/01/2028 Second Annuity Due 04/01/2013 Third Annuity Due: 04/01/2018 Fourth Annuity Due: 04/01/2023 Alternative embodiments were each assigned a separate registration number:
					Figures 8-9: 14469-02 Figure 10: 14469-03 Figure 11: 14469-04 Figure 12: 14469-05 Figure 13: 14469-06 Figure 14: 14469-07 Figure 15: 14469-08 05/13/08 — Sent renewal certificate to SKX.

COMMUNITY DPA: SHOE UPPER Style #1728 - Premium Energy	14822	000068499 08/26/2003	68449-0001 08/26/2003	PATENT EXPIRES 08/26/2028
Second Annuity Due: 08/26/2013
Third Annuity Due: 08/26/2018
Fourth Annuity Due: 08/26/2023

					Alternative embodiments were each assigned a separate registration number Figures 7-12: 68499-02; Figures 13-18: 68499-03; Figures 19-22: 68499-04; Figures 23-27: 68499-05 09/15/08 — Sent renewal to SKX.

COMMUNITY DPA: SHOE UPPER Style#1786 - Stamina	14823	000074950 09/11/2003	72129-01 09/05/2003	ABANDONED PER JIM EMAIL OF 04/11/2008
PATENT EXPIRES 09/05/2028
First Annuity Due: 09/05/2008
Second Annuity Due: 09/05/2013
Third Annuity Due: 09/05/2018
Fourth Annuity Due: 09/05/2023
					Alternative embodiments were each assigned a separate Registration number Figures 7-12: 72129-02; Figures 13-1872129-03; Figures 19-24; 72129-04; Figures 25-30; 72129-05;

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

COMMUNITY DPA: SHOE BOTTOM Style #1786 Stamina	14824	74-950	74950-0001 11/11/2003	ABANDONED PER JIM EMAIL OF 04/11/2008
PATENT EXPIRES 11/11/2008
First Annuity Due 11/11/2008
Second Annuity Due 11/11/2013
Third Annuity Due 11/11/2018
Fourth Annuity Due 11/11/2023
Alternative embodiments were each assigned a separate registration number Figures 7-9: 74950-02, Figures 10-13: 74950-03, Figures 14-17: 74950-04, Figures 18-20: 74950-05,
					Figures 21-24: 74950-06, Figures 25-30: 74950-07

COMMUNITY DPA: SHOE UPPER Style No. 21511	15652	251 731 11/10/2004	251731-0001 10/11/2004	PATENT EXPIRES 10/11/2029
1st Annuity Due 10/11/2009
2nd Annuity Due 10/11/2014
3rd Annuity Due 10/11/2019
4th Annuity Due 10/11/2024
Figures 1.1-1.6     251731-0001
Figures 2.1-2.6     251731-0002
Figures 3.1-3.6     251731-0003
Figures 4.1-4.6     251731-0004
Figures 5.1-5.6     251731-0005
Figures 6.1-6.5     251731-0006
05/10/09 — Assoc. confirmed instructions.
05/05/09 — Instructed assoc. to renew.
					05/04/09 — Received renewal reminder.

COMMUNITY DPA: SHOE UPPER (Fisherman’s Sandal)	18008	649306	649306-0001 01/10/2007		RENEWAL DUE 01/10/2012 05/29/2007 — Sent original certificate of registration to SKX.

COMMUNITY DPA: SHOE UPPER (Mary Jane)	18009	653167	653167-0001 01/16/2007		RENEWAL DUE 01/16/2012 05/29/2007 — Sent original certificate of registration to SKX.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

COMMUNITY DPA: SHOE BOTTOM (Citywalk)	18124	685284 03/08/2007	685284 03/08/2007		RENEWAL DUE 03/08/2012 05/29/2007 — Sent original certificate of registration to SKX.

COMMUNITY DPA: SHOE UPPER (Mary Jane Single Strap)	18125	685276 03/08/2007	685276 03/08/2007		RENEWAL DUE 03/07/2012 07/24/2007 — Sent original registration certificate to SKX.

COMMUNITY DPA: SHOE UPPER (FISHERMAN’S SANDAL II) Inventor: Penny Masullo	18126	714035 04/25/2007	714035 04/25/2007		PATENT EXPIRES 04/25/2032 08/07/2007 — Sent original certificate to SKX.

COMMUNITY DPA: SHOE UPPER (Biker Fixate Foam Version)	18219	714001 04/25/2007	714001 04/25/2007		PATENT EXPIRES 04/25/2032 08/07/2007 — Sent original certificate to SKX.

COMMUNITY DPA (CDR): SHOE UPPER AND BOTTOM PERIPHERY (SOULMATES STYLE #21778)	18850	877329 02112/2008	877329 02/12/2008		PATENT EXPIRES 02/11/2033 1st Annuity Due 02/11/2013 2nd Annuity Due 02/11/2018 3rd Annuity Due 02/11/2023 4th Annuity Due 02/11/2028 05/13/08 — Sent patent certificate to SKX.

COMMUNITY DPA (CDR) SHOE BOTTOM (SOULMATES STYLE #21778)	18851	n/a	n/a	n/a	10/30/07 — Received instructions to file CDR applications

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

COMMUNITY DPA (CDR): SHOE UPPER (BIKER’S AMUSE STYLE #21410)	19144	878897 02/14/2008	878897 02/13/2008		PATENT EXPIRES 02/13/2033 1st Annuity Due 02/23/2013 2nd Annuity Due 02/23/2018 3rd Annuity Due 02/23/2023 4th Annuity Due 02/23/2028 08/29/08 — Sent registration certificate to SKX.

COMMUNITY DPA (CDR) SHOE UPPER (BIKER’S GRAPEVINE STYLE #21361)	19149	890025 03/03/2008	890025 03/03/2008	PATENT EXPIRES 03/02/2033
1st Annuity Due 03/02/2013
2nd Annuity Due 03/02/2018
3rd Annuity Due 03/02/2023
4th Annuity Due 03/02/2028
05/29/09 — Assoc. confirmed instructions to cancel patent.
05/27/09 — Instructed assoc to cancel patent.
05/27/09 — Received Instructions to cancel patent.
					05/13/08 — Sent design registration certificate to SKX.

COMMUNITY DPA (CDR): SHOE UPPER AND BOTTOM PERIPHERY (CALI GEAR MOLDED HEARTS)	19241	903711 02/25/2008	903711 03/25/2008		PATENT EXPIRES 03/24/2033 1st Annuity Due 03/24/2013 2nd Annuity Due 03/24/2018 3rd Annuity Due 03/24/2023 4th Annuity Due 03/24/2028 08/29/08 — Sent registration certificate to SKX.

COMMUNITY DPA (CDR): SHOE UPPER (CRISS-CROSS STRAP STYLE #21429)	19158	000918198 04/07/2008	918198 04/07/2008		PATENT EXPIRES 04/07/2033 08/05/08 — Sent registration certificate to SKX.

COMMUNITY DPA (CDR): SHOE UPPER (D’LITES STYLE #11422)	19796	001037329 11/12/2008	1037329 11/12/2008		1stRENEWAL DUE 11/12/2013 PATENT EXPIRES 11/12/2033 02/27/09 — Sent registration certificate to SKX.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

COMMUNITY DPA (CDR): SHOE BOTTOM (D’LITES STYLE #11422)	19797	001043475 11/21/2008	1043475 11/21/2008		1st RENEWAL DUE 11/21/2013 PATENT EXPIRES 11/21/2033 02/27/09 — Sent registration certificate to SKX.

COMMUNITY DPA (CDR): SHOE OUTSOLE AND PERIPHERY (Biker w/Wedge Style #21269) Inventor: Savva Teteriatnikov	20331	1521329 05/22/2009	Not Patented	CERTIFIED COPY DUE 08/22/2009 05/29/09 — Ordered certified document.
05/29/09 — Received filing particulars.
05/22/09 — Assoc. confirmed filing of patent application.
05/20/09 — Instructed assoc. to file patent application.
					05/18/09 — Received instructions to file patent application.

DENMARK DPA: SHOE UPPER STYLE #2250	12192	MA20000075 0-Denmark 07/20/2000	MR 2000 01375 07/20/2000		PATENT EXPIRES 07/20/2015 RENEWAL DUE 07/20/2010 RENEWAL DUE 07/20/2005 04/07/2005 — CPA attending to renewal.

DENMARK DPA SHOE UPPER STYLE #5013	12295	MA 2000- 01269 11/24/2000	MR 2001 01269		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES NOVEMBER 24, 2015 First Renewal 11/24/2005 Second Renewal 11/24/2010

DENMARK DPA SHOE BOTTOM STYLE #5013	12349		MA 2001 00410 04/26/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 REGISTRATION EXPIRES 11/24/2015 First Renewal Due 11/24/2005 Second Renewal Due 11/24/2010

ECUADOR DPA: SHOE UPPER STYLE #2250	12207	SDI.2000-619 7/20/2000	N° DI 01-417 05/15/2001		PATENT EXPIRES 07/20/2010

ECUADOR DPA SHOE UPPER STYLE #5013	12296	SDI-2000-622 9/26/2000	N° 02-514 09/12/2002		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES SEPTEMBER 26, 2010

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

ECUADOR DPA SHOE BOTTOM STYLE #5013	12350	SDI 2000-623 10/05/2000	N° 02-515 09/12/2002		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES OCTOBER 5, 2010

EUROPE UTILITY DESIGN PATENT ARTICLE WITH ANIMATED DISPLAY	13002	00921912.2 11/06/2001			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

EAU DISPERSED AIR FOOTPAD	13655	00922128.4 Ref: JLWM			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 Next annuity due April 12, 2004

EPO PA ARTICLE WITH ANIMATED DISPLAY	13324	01984260.8 04/18/2002			ABANDONED 12/31/2003 — PURSUANT TO PHIL’S EMAIL OF 10/22/2003

EUROPEAN UNION UTILITY PATENT ROLLER SKATE	14549				ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 12/30/2003 — Associate informed the search fee for each case would be refunded and forwarded to us shortly. Associate confirmed they closed their file.

EUROPEAN UNION UTILITY PATENT CHILD’S ROLLER SKATE	14553				ABANDONED 10/31/2003 12/30/2003 — Associate informed the search fee for each case would be refunded and forwarded to us shortly. Associate confirmed they closed their file.

FRANCE DPA STYLE #2350 SHOE UPPER	12661	01 3485 06/14/2001	01 3485 06/14/2001	PATENT EXPIRES 06/14/2026
					(valid 25 years without renewals) 05/23/2006 — Assoc. advised patent expires after 25 years. No prolongation after 25 years. 01/26/2006 — Associate confirmed renewals. 01/20/2006— Email to associate instructing to renew registration.

FRANCE DPA SHOE BOTTOM STYLE #2350	12675	01 3484 06/14/2001	01 3484 06/14/2001	PATENT EXPIRES 06/14/2026
(valid 25 years without renewals)
05/23/2006 — Assoc. advised patent expires
after 25 years. No prolongation after
25 years.
01/26/2006 —Associate confirmed renewals.
01/20/2006 — Email to associate instructing
					to renew registration.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

		SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	DKT NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

FRANCE DPA SHOE BOTTOM STYLE #2667	12647	01 3486 06/14/2001	01 3486 06/14/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 06/14/2026 First Annuity Due: 06/14/2006 Second Annuity Due: 06/14/2011 Third Annuity Due: 06/14/2016 Fourth Annuity Due: 06/14/2021

FRANCE DPA SHOE UPPER STYLE #1845 ENERGY 3	13729	025146 08/28/2002	02 5146 02/14/2003		PATENT EXPIRES 08/26/2027 Second Annuity Due: 08/26/2012 Third Annuity Due: 08/26/2017 Fourth Annuity Due: 08/26/2022 10/23/2007 — Sent renewal certificate to SKX.

FRANCE DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13743	025145 08/23/2002	025145 02/14/2003	PATENT EXPIRES 08/26/2027
2nd Annuity Due: 08/26/2012
3rd Annuity Due: 08/26/2017
4th Annuity Due: 08/26/2022
10/23/2007 — Sent renewal certificate to SKX.
					08/13/2007 — Sent original renewal receipt to SKX.

GERMANY DPA SHOE BOTTOM STYLE #2667	12648	401 03 426.7 04/09/2001	4 01 03 426.7 08/13/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 04/9/2021 First Renewal 04/9/2006 Second Renewal 04/9/2011 Third Renewal 04/9/2016

GERMANY DPA SHOE UPPER STYLE #2350	12662	40103568.9 04/11/2001	40103568.9 08/20/2001		PATENT EXPIRES 04/11/2021 Second Renewal 04/11/2011 Third Renewal 04/11/2016

GERMANY DPA SHOE BOTTOM STYLE #2350	12676	40103569.7 04/11/2001	40103569.70 8/20/2001		PATENT EXPIRES 04/11/2021 Second Renewal 04/11/2011 Third Renewal 04/11/2016

GERMANY DPA SHOE UPPER STYLE #1845 ENERGY 3	13730	402 06 972.2 08/21/2002	4 02 06 972.2 09/25/2002		PATENT EXPIRES AUGUST 21, 2022 Second Renewal Due 08/21/2012 Third Renewal Due 08/21/2017 05/11/2007 — Assoc. confirmed filing renewal. 04/29/2007 — Instructed assoc. to renew.

GERMANY DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13744	402 06 973.0 08/21/2002	402 06 973.0 10/01/2002		PATENT EXPIRES AUGUST 21, 2022 Second Renewal Due 08/21/2012 Third Renewal Due 08/21/2017 07/02/2007 — Sent original renewal certificate to SKX.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
GREECE DPA SHOE BOTTOM STYLE #2667	12649	20010600074 03/30/2001 Assoc. Ref. P 673.15	6001087 12/06/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 03/30/2026 First renewal due 03/20/2006 Second renewal due 03/20/2011 Third renewal due 03/20/2016 Fourth renewal DUE 03/20/2021

GREECE DPA SHOE UPPER STYLE #2350	12663	20010600080 04/06/2001	001094 04/06/2001	PATENT EXPIRES 04/06/2026
2nd renewal due 04/06/2011
3rd renewal due 04/06/2016
4th renewal due 04/06/2021
05/08/2006 — Received official receipt of payment of maintenance fee for the 2nd five year period.
04/11/2006 — Assoc. confirmed receipt of instructions to pay renewal fees.
03/02/2006 — Requested associate to pay renewal fees.
03/01/2006 — Reminder from associate to pay renewal fees.
02/14/2006 — Reminder to associate to pay renewal.
					01/12/2006 — Email to associate instructing to pay 1st renewal.

GREECE DPA SHOE BOTTOM STYLE #2350	12677	20010600079 04/06/2001	6001093 04/06/2001	PATENT EXPIRES 04/06/2026
 2nd renewal due 04/06/2011
3rd renewal due 04/06/2016
4th renewal due 04/06/2021
05/08/2006 — Received official receipt of payment of maintenance fee for the 2nd five year period.
04/11/2006 — Assoc. confirmed receipt of instructions to pay renewal fees.
03/02/2006 — Requested associate to pay renewal fees.
03/01/2006 — Reminder from associate to pay renewal fees.
02/14/2006 — Reminder to associate to pay renewal.
					01/12/2006 — Email to associate instructing to pay 1st renewal.

GREECE DPA SHOE UPPER STYLE #1845 ENERGY 3	13731	20020600198 08/20/2002 Ref: P 673.21	6001509 03/05/2003		PATENT EXPIRES 08/19/2027 First renewal due 08/19/2007 Second renewal due 08/19/2012 Third renewal due 08/19/2017 Fourth renewal due 08/19/2022 09/12/007 — Received renewal filing receipt from assoc.

GREECE DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13745	20020600199 08/20/2002 Ref: P 673.22	6001510 03/05/2003		PATENT EXPIRES 08/19/2027 First renewal due 08/19/2007 Second renewal due 08/19/2012 Third renewal due 08/19/2017 Fourth renewal due 08/19/2022 09/12/2007 — Received renewal filing receipt from assoc.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
HONG KONG DPA: SHOE UPPER STYLE #2250	12134	0010531 04/29/2000	10531.8 04/29/2000	PATENT EXPIRES 04/29/2025
Second renewal due 04/29/2010
Third renewal due 04/29/2015
Fourth renewal due 04/29/2020
Renewable for four five years terms not to exceed 04/29/2025.
					01/28/2005 — First renewal was paid.

HONG KONG DPA SHOE UPPER STYLE #5013	12297	0011218 09/06/2000	0112181.5	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES SEPTEMBER 5, 2025.
First Renewal Due 09/06/2005
Second Renewal Due 09/06/2010
Third Renewal Due 09/06/2015
Fourth Renewal Due 09/06/2020
					Renewable for four five years terms not to exceed 09/05/2025.

HONG KONG DPA SHOE BOTTOM STYLE #5013	12351	0011392 09/30/2000	0011392.2	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES SEPTEMBER 30, 2025.
First Renewal Due 09/30/2005
Second Renewal Due 09/30/2010
Third Renewal due 09/30/2015
Fourth Renewal Due 09/30/2020
					Renewable for four five years terms not to exceed 09/30/2025.

HONG KONG DPA SHOE BOTTOM STYLE #2667	12650	0110471.0 03/29/2001 Assoc Ref: DO/US-HK728	01104710 03/29/2001	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES 03/29/2026
First Renewal Due 03/29/2006
Second Renewal Due 03/29/2011
Third Renewal Due 03/29/2016
Fourth Renewal Due 03/29/2021
					Renewable for four five years terms not to exceed 03/29/2026.

HONG KONG DPA SHOE UPPER STYLE #2350	12664	0110498 04/04/2001 Assoc Ref: D01US- HK729	0110498.7 04/04/2001		PATENT RENEWAL DUE 04/03/2011 Second Renewal 04/04/2011 Third Renewal 04/04/2016 Fourth Renewal 04/04/2021 Renewable for four five years terms not to exceed 04/04/2026.
					INVENTOR: RALPH WILSON ASSIGNEE: SKECHERS U.S.A., INC. II

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
HONG KONG DPA SHOE BOTTOM STYLE #2350	12678	0110499 04/04/2001	0110499.9 04/04/2001	PATENT EXPIRES 04/04/2026
Second Renewal Due 04/04/2011
Third Renewal Due 04/04/2016
Fourth Renewal Due 04/04/2021
Renewable for four five years terms not to exceed 04/04/2026.

INVENTOR: RALPH D. WILSON
					ASSIGNEE: SKECHERS U.S.A., INC. II

HONG KONG DPA SHOE UPPER STYLE #1845 ENERGY 3	13732	0211245.4 08/26/2002 Ref: D02US- HK935	0211245.4 08/26/2002		REGISTRATION EXPIRES 08/27/2027 Second Renewal Due 08/27/2012 Third Renewal Due 08/27/2017 Fourth Renewal Due 08/27/2022 06/29/2007 — Sent renewal certificate to SKX.

HONG KONG DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13746	0211246.6 08/26/2002 Ref: D027US- HK936	0211246.6 10/18/2002	PATENT EXPIRES AUGUST 26, 2027
Second Renewal: August 26, 2012
Third Renewal August 26, 2017
Fourth Renewal August 26, 2022
Fifth Renewal: August 26, 2027
					07/02/2007 — Sent original certificate to SKX.

HONG KONG PA ARTICLE WITH ANIMATED DISPLAY	14578	3100693.7 01/27/2003			ABANDONED 12/31/2003 — PURSUANT TO PHIL’S EMAIL OF 10/22/2003

HONG KONG PA DISPERSED AIR FOOTPAD	14961				ABANDONED 10/31/2003

HONG KONG DPA: SHOE UPPER (D’Lites Style #11422)	20296	0900682.4 04/28/2009	Not patented	CERTIFIED DOCUMENT DUE 06/27/2009
05/22/09 — Assoc. confirmed receipt of certified document.
05/19/09 — Sent certified document to assoc.
04/29/09 — Received filing receipt.
04/26/09 — Assoc. confirmed instructions.
04/24/09 — Sent original figures prior to reformat.
04/23/09 — Assoc. confirmed instructions.
					04/23/09 — Instructed assoc. to file application.

ISRAEL DPA: SHOE UPPER STYLE #2250	12151	33625 05/28/2000	33625 01/23/2003		PATENT EXPIRES MAY 28, 2015 Second Annuity Due 05/28/2010 05/26/2005 — Received cert of renewal and forwarded to Skechers for their files.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
ISRAEL DPA SHOE UPPER STYLE #5013	12298	34127 09/20/2000	34127 10/31/2002		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES SEPTEMBER 20, 2010 First Renewal Due September 20, 2005

ISRAEL DPA SHOE BOTTOM STYLE #5013	12352	34232 10/04/2000 Ref: 1059/00	34232 07/23/22002		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 10/04/2010 FIRST RENEWAL FEE DUE 10/04/2005

JAPAN DPA: SHOE UPPER STYLE #2250	12212	19978/2000 07/19/2000	1181665 06/20/2003	PATENT EXPIRES 06/20/2017
8th Annuity Due 06/20/2010
9th Annuity Due 06/20/2011
10th Annuity Due 06/20/2012
11th Annuity Due 06/20/2013
12th Annuity Due 06/20/2014
13th Annuity Due 06/20/2015
14th Annuity Due 06/20/2016
15th Annuity Due 06/20/2017
					04/29/09 — Sent official receipt to SKX.

JAPAN DPA SHOE UPPER STYLE #5013	12299	3200/2001 02/14/2001 Assoc Ref: 1A, DS-126-2	1140183 03/08/2002	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES MARCH 8, 2017

4TH Annuity Due 03/08/2005
5TH Annuity Due 03/08/2006
6TH Annuity Due 03/08/2007
7TH Annuity Due 03/08/2008
8TH Annuity Due 03/08/2009
9TH Annuity due 03/08/2010
10th Annuity Due 03/08/2011
11th Annuity Due 03/08/2012
12th Annuity Due 03/08/2013
13th Annuity Due 03/08/2014
14th Annuity Due 03/08/2015
					15th Annuity Due 03/08/2016

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
JAPAN DPA SHOE BOTTOM STYLE #5013	12353	3201/2001 Ref: IA, DS–126-3	1131767 11/22/2001	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES NOVEMBER 22, 2016

08/23/2004 — Requested associate not to pay renewal due November 22, 2004 pursuant to Phil’s request
5TH Annuity Due November 22, 2005
6TH Annuity Due November 22, 2006
7TH Annuity Due November 22, 2007
8TH Annuity Due November 22, 2008
9TH Annuity Due November 22, 2009
10th Annuity Due November 22, 2010
11th Annuity Due November 22, 2011
12th Annuity Due November 22, 2012
13th Annuity Due November 22, 2013
14th Annuity Due November 22, 2014
					15th Annuity Due November 22, 2015

JAPAN DPA SHOE BOTTOM STYLE #2667	12651	18252/2001 Assoc Ref: IA, DS-126-4	1139493 03/01/2002		ABANDONED PER PHIL 02/26/2007 PATENT EXPIRES MARCH 1, 2017 02/26/2007 — Received instructions to abandon file.

JAPAN DPA SHOE UPPER STYLE #2350	12665	18253/2001 Assoc Ref: IA-DS-126- GEN	113494 03/01/2002	PATENT EXPIRES MARCH 1, 2017
12/17/08 — Sent official receipt of 8th annuity payment.
9TH Annuity Due 03/01/2010
10th Annuity Due 03/01/2011
11th Annuity Due 03/01/2012
12th Annuity Due 03/01/2013
13th Annuity Due 03/01/2014
14th Annuity Due 03/01/2015
					15th Annuity Due 03/01/2016

JAPAN DPA SHOE BOTTOM STYLE #2350 Refer to Docket 12528	12679	18254/2001 Assoc. Ref: IA, DS-126-6	1139495 03/01/2002	PATENT EXPIRES MARCH 1, 2017
12/17/08 — Sent official receipt of 8th annuity payment.
9TH Annuity Due 03/01/2010
10th Annuity Due 03/01/2011
11th Annuity Due 03/01/2012
12th Annuity Due 03/01/2013
13th Annuity Due 03/01/2014
14th Annuity Due 03/01/2015
					15th Annuity Due 03/01/2016

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
JAPAN UTILITY DESIGN PATENT ARTICLE WITH ANIMATED DISPLAY	13004	2000-609979 10/09/2001			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003.

JAPAN PA ARTICLE WITH ANIMATED DISPLAY	13325	2002-512591 03/18/2002			ABANDONED 10/31/2003

JAPAN DISPERSED AIR FOOTPAD	13656	2001-551334			ABANDONED PURSUANT TO PHlL’S EMAIL OF 10/22/2003

JAPAN UTILITY PATENT ROLLER SKATE	14550	05/26/2003			ABANDONED 10/31/2003

JAPAN UTILITY PATENT CHILD’S ROLLER SKATE	14554	05/26/2003			ABANDONED 10/31/2003

JAPAN DPA SHOE UPPER STYLE #1845 ENERGY 3	13733	33658/2002 12/04/2002	1191322 10/10/2003	PATENT EXPIRES 10/10/2018
6th Annuity Due 10/10/2008
7th Annuity Due 10/10/2009
8th Annuity Due 10/10/2010
9th Annuity Due 10/10/2011
10th Annuity Due 10/10/2012
11th Annuity Due 10/10/2013
12th Annuity Due 10/10/2014
13th Annuity Due 10/10/2015
14th Annuity Due 10/10/2016
15th Annuity Due 10/10/2017
					08/08/08 — Received official receipt.

JAPAN DPA TONGUE OF SHOE UPPER STYLE #1845 ENERGY 3	14424	33659/2002 12/04/02			ABANDONED 12/31/03 PURSUANT TO PHIL’S REQUEST OF 11/21/03

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
JAPAN DPA REAR OF SHOE UPPER STYLE #1845 ENERGY 3	14425	33660/2002 12/04/2002	1191323 10/10/2003	ABANDONED
PATENT EXPIRES 10/10/2018
4th Annuity Due 10/10/2006
5th Annuity Due 10/10/2007
6th Annuity Due 10/10/2008
7th Annuity Due 10/10/2009
8th Annuity Due 10/10/2010
9th Annuity Due 10/10/2011
10th Annuity Due 10/10/2012
11th Annuity Due 10/10/2013
12th Annuity Due 10/10/2014
13th Annuity Due 10/10/2015
14th Annuity Due 10/10/2016
					15th Annuity Due 10/10/2017

JAPAN DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13747	33941/2002 12/06/2002	1192529 10/24/2003	PATENT EXPIRES 10/24/2018
6th Annuity Due 10/24/2008
7th Annuity Due 10/24/2009
8th Annuity Due 10/24/2010
9th Annuity Due 10/24/2011
10th Annuity Due 10/24/2012
11th Annuity Due 10/24/2013
12th Annuity Due 10/24/2014
13th Annuity Due 10/24/2015
14th Annuity Due 10/24/2016
15th Annuity Due 10/24/2017
					08/13/08 — Sent official receipt to SKX.

JAPAN DPA RIGHT SIDE OF SHOE BOTTOM STYLE #1845 ENERGY 3	14426	33942/2002 12/06/2002	1194542 11/21/2003		ABANDONED — PURSUANT TO PHIL’S FACSIMILE OF 11/21/2003 PATENT EXPIRES 11/21/2018 Fourth Annuity Due 11/21/2004

JAPAN DPA LEFT SIDE OF SHOE BOTTOM STYLE #1845 ENERGY 3	14427	33943/2002 12/06/2002	1194628 11/21/2003		ABANDONED — PURSUANT TO PHIL’S FACSIMILE OF 11/21/2003 PATENT EXPIRES 11/21/2018 Fourth Annuity Due 11/21/2004

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
JAPAN DPA SHOE UPPER STYLE #1728 PREMIUM ENERGY	14911	3056/2004 02/06/2O04	1228071 12/03/2004	PATENT EXPIRES 12/03/2019
5TH Annuity Due 12/03/2008
6 TH Annuity Due 12/03/2009
7TH Annuity Due 12/03/2010
8TH Annuity Due 12/03/2011
9TH Annuity Due 12/03/2012
10TH Annuity Due 12/03/2013
11TH Annuity Due 12/03/2014
12TH Annuity Due 12/03/2015
13TH Annuity Due 12/03/2016
14TH Annuity Due 12/03/2017
15TH Annuity Due 12/03/2018
08/05/08 — Assoc. confirmed payment of the 5th annuity.

JAPAN DPA SHOE UPPER STYLE #1786 STAMINA	14914	4399/2004 02/19/2004	1228073 12/03/2004	PATENT EXPIRES 12/03/2019
6TH Annuity Due 12/03/2009
7TH Annuity Due 12/03/2010
8TH Annuity Due l2/03/2011
9TH Annuity Due 12/03/2012
10TH Annuity Due 12/03/2013
11TH Annuity Due 12/03/2014
12TH Annuity Due 12/03/2015
13TH Annuity Due 12/03/2016
14TH Annuity Due 12/03/2017
15TH Annuity Due 12/03/2018
09/04/08 — Sent official receipt to SKX.
08/05/08 — Assoc. confirmed payment of the 5th annuity.

JAPAN DPA SHOE BOTTOM STYLE #1786 STAMINA	14917	4400/2004 02/19/2004	1228074 12/03/2004	PATENT EXPIRES 12/03/2019
6TH Annuity Due 12/03/2009
7TH Annuity Due 12/03/2010
8TH Annuity Due 12/03/2011
9TH Annuity Due 12/03/2012
10TH Annuity Due 12/03/2013
11TH Annuity Due 12/03/2014
12TH Annuity Due 12/03/2015
13TH Annuity Due 12/03/2016
14TH Annuity Due 12/03/2017
15TH Annuity Due 12/03/2018
08/20/08 — Received official receipt of the 5th annuity.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
JAPAN DPA SHOE UPPER AND BOTTOM PERIPHERY (SOULMATES STYLE #21778)	19141	6693/2008 03/18/2008	Not patented	FILE CLOSED PER JIM EMAIL OF 12/22/2008
12/23/08 — Assoc. confirmed instructions to abandon application.
12/22/08 — instructed assoc to abandon application.
12/22/08 — Received instructions to abandon application
					12/21/08 — Received final refusal

JAPAN DPA SHOE UPPER (BIKER’S GRAPEVINE STYLE #21361)	19151	6867/2008 03/19/2008	Not patented		FILE CLOSED PER JIM EMAIL OF 03/17/2009 03/10/09 — Received office action.

JAPAN DPA: SHOE UPPER (D’Lites Style #11422) Figures 1-6.	20297	100272009 04/30/2009	RESPONSE TO OFFICE ACTION DUE 06/06/2009
CERTIFIED DOCUMENT DUE 07/30/2009
05/29/09 — Ordered certified copy of U.S. application.
05/22/09 — Instructed assoc. to continue prosecution of figures 1-6 and file a divisional application for figures 7-11.
05/15/09 — Received instructions to file divisional application.
05/12/09 — Received office action.
05/01/09 — Received filing particulars.
04/30/09 — Assoc. confirmed filing of application.
04/26/09 — Assoc. confirmed instructions.
04/24/09 — Sent original figures to assoc.
					04/23/09 — Instructed assoc. to file application.

JAPAN (DIV.) DPA: SHOE UPPER (D’Lites Style #11422) Figures 7-11.	20330	Not filed	Not patented	CERTIFIED DOCUMENT DUE 07/30/2009
05/29/09 — Ordered certified copy of U.S. application.
05/22/09 — Instructed assoc. to file a divisional application for figures 7-11. (See: docket 20297 for figures 1-6).
05/15/09 — Received instructions to file a divisional application.
					05/12/09 — Received Notice of Amendment to parent application (20297)

KOREA PA ARTICLE WITH ANIMATED DISPLAY	13326	10-2002- 7003608 03/18/2002			ABANDONED 10/31/2003

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
KOREA DISPERSED AIR FOOTPAD	13657	10-2002- 7008928 Ref PL02304FR			ABANDONED 10/31/2003

NEW ZEALAND DPA SHOE BOTTOM STYLE #2667	12652	401614	401614 01/12/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES JANUARY 12, 2015 Registration Renewal Fee Due 01/12/2005

KOREA DPA SHOE UPPER (Biker Sightsee Style #21548)	19520	Not filed	Not patented		See: General Matters file re Korea Infringement, docket 19520.

NEW ZEALAND DPA SHOE UPPER STYLE #2350	12666	401627 04/05/2001	401627 01/24/2001	PATENT EXPIRES JANUARY 24, 2015
Next Renewal Fee Due 01/24/2011

11/09/2005 — Informed Phil of the renewed design cert.
10/03/2005 — Assoc. acknowledged receipt of letter of September 30, 2005.
09/30/2005 — Sent associate letter of authorization to proceed with payment of the renewal.
09/28/2005 — Associate will renew registration.
					08/30/2004 — Associate informed the renewal is on calendar and they will send a reminder 2-3 months prior to due date.

NEW ZEALAND DPA SHOE BOTTOM STYLE #2350	12680	401627 04/04/2001	401615 01/24/2001	PATENT EXPIRES 01/24/2016
First annuity fee due 01/24/2006
10/13/2005 — Received letter from renewal service indicating the renewal was paid.
					09/23/2005 — Sent letter to associate requesting they prepare to pay the first annuity prior to the due date.

NEW ZEALAND DISPERSED AIR FOOTPAD	13658	520424 07/29/2002	520424 05/12/2003		ABANDONED 10/31/2003 PATENT EXPIRES 04/12/2020 Renewal Due 04/12/2004 Renewal Due 04/12/2007 Renewal Due 04/12/2010 Renewal Due 04/12/2013

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
NEW ZEALAND DPA SHOE UPPER STYLE #1845 ENERGY 3	13734	402903 08/22/2002 Ref: 591-22	402903 11/14/2002		PATENT EXPIRES JUNE 6, 2017 07/10/2007 — Sent original certificate to SKX.

NEW ZEALAND DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13748	Ref: 591-23	402902 10/17/2002		RENEWAL DUE 07/06/2012 PATENT EXPIRES JUNE 7, 2017 07/16/2007 — Sent renewal to SKX.

NORWAY DPA: SHOE UPPER STYLE #2250	12193	2000 0482 July 20, 2000	76314 06/01/2001		PATENT EXPIRES 07/20/2015 Second Renewal Due 07/20/2010 First renewal was paid May 2005

NORWAY DPA SHOE UPPER STYLE #5013	12300	2000 0702 Filed 10/10/2000	76.673 11/08/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 10/10/2015 First Renewal Fee Due: 10/10/2005 Second Renewal Fee Due 10/10/2010

NORWAY DPA SHOE BOTTOM STYLE #5013	12354	2001 0089 02/12/2001	77080 05/23/2002		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES FEBRUARY 12, 2016 Second Annuity Due February 12, 2011 First Annuity Due February 12, 2006

PERU DPA: SHOE UPPER STYLE #2250	12208	000734.2000 07/21/2000	0952 07/21/2000		PATENT EXPIRES 07/21/2010

PERU DPA SHOE UPPER STYLE #5013	12301	001070 00 10/06/2000	0877 06/11/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 10/06/2010

PERU DPA SHOE BOTTOM STYLE #5013	12355	001076 00 10/09/2000	000467 Title: 0909 10/19/2000		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 10/09/2010

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PANAMA DPA SHOE UPPER STYLE #2350 Refer to Docket 12527	12667	85192 06/28/2001 Assoc Ref: ll-C-41	85192 06/08/2001		PATENT EXPIRES 06/08/2011 (No Extensions allowed) 01/24/2007 — Sent renewal certificate to SKX.

PANAMA DPA SHOE BOTTOM STYLE #2350	12681	85191 June 8, 2001	85191 02/05/2004		PATENT EXPIRES 06/08/2018 Second Annuity Due June 6, 2011 06/28/2004 — Associate informed the first annuity was paid extending the patent to June 6, 2011.

PANAMA DPA SHOE BOTTOM STYLE #2667	12653	85193 08/08/2001			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

PANAMA DPA SHOE UPPER STYLE #1845 ENERGY 3	13735	85609 12/03/2002	85609 12/06/2002	PATENT EXPIRES DECEMBER 6, 2012
2ndAnnuity Due 12/06/2007
09/17/2007 — Sent official renewal receipt to SKX.
08/28/2007 — Assoc. confirmed filing for renewal.
08/16/2007 — Assoc. confirmed instructions.
					08/12/2007 — Instructed assoc. to renew patent.

PANAMA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13749	85608 12/06/2002 Ref: ll-D-67	85608 12/06/2002		PATENT EXPIRES 12/06/2017 11/01/2007 — Sent original renewal certificate to SKX. 09/17/2007 — Sent official renewal receipt to SKX.

PANAMA DPA: SHOE UPPER (D’Lites Style #11422)	20298	88249 04/29/2009	CERTIFIED DOCUMENT DUE 10/29/2009
POA WITH ASSIGNMENT DUE 11/19/2009
05/26/09 — Sent draft description to assoc.
05/22/09 — Received office action.
04/30/09 — Assoc. confirmed filing of application.
04/24/09 — Assoc. confirmed instructions.
04/24/09 — Sent original figures to assoc.
					04/23/09 — Instructed assoc. to file application.

PHILIPPINES DPA: SHOE UPPER STYLE #2250	12155	3-2000-00341 06/07/2000	D-3-2000- 00341 04/01/2003		RENEWAL DUE 06/06/2010 PATENT EXPIRES 06/06/2015 02/14/08 — Sent patent certificate to SKX. INVENTOR: RALPH DAVIS WILSON DRAFTSMAN: JOSEPH SANTOS

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PHILIPPINES DPA SHOE UPPER STYLE #5013	12302	3-2000-00524 09/19/2000	3-2000-00524 09/19/2003		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 09/19/2015 First Annuity Due: 09/19/2005 Second Annuity Due: 09/19/2010

PHILIPPINE DPA SHOE BOTTOM STYLE #5013	12356	3-2000-00703 11/16/2000			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

PHILIPPINES DPA SHOE BOTTOM STYLE #2667	12654	3-2001-00199 April 17, 2001			ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PHILIPPINES DPA SHOE UPPER STYLE #2350	12668	3-2001-00268 05/25/2001	10/03/2006 — Received Notice of Publication from assoc.
09/13/2006 — Assoc. confirmed extension petition was filed June 23, 2006.
06/23/2006 — Assoc. confirmed receipt of petitions of extension of terms.
06/16/2006 — Sent to assoc. the petition for extension of terms.
06/16/2006 — Received Petition for extension of terms from SKX.
05/23/2006 — Assoc. informs the petition can be filed during the six month grace period.
05/22/2006 — T/C with assoc. re filing petition for extension during grace period.
05/19/2006 — SKX instructs to renew patent.
05/18/2006 — Sent SKX 1st reminder re due date to file renewal petition.
05/12/2006 — Requested assoc. to obtain a certified copy of patent and to send notices well in advance before due date to afford sufficient time.
05/12/2006 — Sent to SKX the petition for renewal of patent.
05/12/2006 — Received Petition for renewal of patent from associate.
02/08/2006 — Fax to associate re obtaining certificate.
01/08/2006 — Associate informed the certificates are not yet available.
01/03/2006 — Email to associate requesting status of receiving design patent certificates.
08/01/2005 — Letter from associate informing of their failure to submit the priority documents on time. Applications will publish soon and receive the certificate a few months thereafter.
04/24/2003 — Assoc. informed they submitted the amended formal drawings in response to the OA.
03/22/2003 — Associate informed that they filed the notarized assignment and POA on February 6, 2003.
01/28/2003 — Received signed, notarized assignment and forwarded it to associate by o/n mail.
12/30/2002 — Returned assignment to Skechers to have document notarized.
12/04/2002 — Sent power of attorney and assignment to Skechers to sign and return.
07/08/2002 — Sent letter to associate requesting they correct the drawings. Associate requested a copy of the cert and an assignment. We advised them we sent them copies already and they confirmed receipt of them. Requested associate to timely respond to OA.
10/05/2001 — Associate confirmed receipt of cert.
09/25/01 — Sent email to associate requesting them to confirm receipt of ceit.
[ILLEGIBLE]

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PHILIPPINES DPA SHOE BOTTOM STYLE #2350 Refer to Docket 12528	12682	3-2001 00269	3-2001-000269 07/25/2006		PATENT EXPIRES 05/24/2011 09/11/2007 — Sent original renewal certificate to SKX.

PHILIPPINES DPA SHOE UPPER STYLE #1845 ENERGY 3	13736	3-2002-000614 10/11/2002	3-2002-00614 05/31/2004		PATENT EXPIRES 10/11/2017 Second Annuity Due 10/11/2012 05/13/08 — Sent renewal patent to SKX.

PHILIPPINES DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13750	3-2002-000569 09/19/2002	3-2002 000569 11/13/2003		PATENT EXPIRES 09/26/2017 Second Annuity Due 09/26/2012 11/11/08 — Sent renewal certificate to SKX.

PHILIPPINES DPA SHOE UPPER STYLE #1728 PREMIUM ENERGY	14912	3-2003-000650 10/24/2003	3-2003 000650 05/19/2005	PATENT EXPIRES 10/24/2018
1ST Annuity Due 10/24/2008
2ND Annuity Due 10/24/2013
09/20/08 — Assoc. confirmed filing petition for renewal.
09/11/08 — Assoc. is preparing filing renewal.
08/20/08 — Assoc. confirmed receipt.
08/11/08 — Sent Petition for Extension of Term together with original design patent for renewal.
07/25/08 — Req. notarized declaration for renewal.
07/25/08 — Received original patent for renewal.
07/22/08 — Sent declaration for signature to SKX.
07/16/08 — Received declaration for signature.
07/10/08 — Assoc. confirmed instructions.
07/09/08 — Instructed assoc. to pay annuity.
					Designer: Sean Bradford

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PHILIPPINES DPA SHOE UPPER STYLE #1786 STAMINA	14915	3-2003-000648 10/24/2003	3-2003-000648 05/19/2005	PATENT EXPIRES 10/24/2018
1st Annuity Due 10/24/2008
2nd Annuity Due 10/24/2013
09/20/08 — Assoc. confirmed filing of renewal petition.
09/11/08 — Assoc. is preparing filing renewal.
08/20/08 — Assoc. confirmed receipt of notarized petition and original patent certificate.
08/12/08 — Sent notarized Petition and original patent certificate to assoc.
07/24/08 — Sent declaration to SKX for signature.
07/10/08 — Assoc. confirmed instructions.
					07/09/08 — Instructed assoc. to pay annuity.

PHILIPPINES DPA SHOE BOTTOM STYLE #1786 STAMINA	14918	3-2003-000649 10/24/2003	3-2003-000649 04/07/2005	PATENT EXPIRES 10/24/2018
1ST Annuity Due 10/24/2008
2nd Annuity Due 10/24/2013
07/11/08 — Assoc. confirmed receipt of original patent and petition.
07/03/08 — Sent original patent to assoc.
07/01/08 — Received original patent from SKX.
06/27/08 — Jim confirmed request.
06/26/08 — Req. original patent from SKX.
06/26/08 — Received notarized petition.
06/03/08 — Requested original patent and signed renewal petition.
05/30/08 — Assoc. confirmed instructions.
					05/27/08 — Instructed assoc. to pay renewal.

PHILIPPINES DPA: SHOE UPPER AND BOTTOM PERIPHERY (SOULMATES STYLE#21778)	19142	3-2008-000175 02/21/2008	3-2008-000175 n/a		PATENT EXPIRES 02/21/2023 1st Annuity Due 02/21/2013 2nd Annuity Due 02/21/2018 03/17/09 — Sent patent certificate to SKX. Inventor: Savva Teteriatnikov

PHILIPPINES DPA: SHOE UPPER (BIKER’S GRAPEVINE STYLE #21361)	19152	3-2008-000224 03/12/2008	3-2008-000224 n/a		PATENT EXPIRES 03/12/2023 1st Annuity Due 03/12/2013 2nd Annuity Due 03/12/2018 03/17/09 — Sent patent certificate to SKX. Inventor: Savva Teteriatnikov

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
PHILIPPINES DPA: SHOE UPPER (D’Lites Style #11422)	20299	3-2009-00248 04/29/2009	Not patented	05/26/09 — Assoc. confirmed receipt of certified patent and POA.
05/15/09 — Sent certified patent to assoc.
04/30/09 — Sent POA to SKX for signature.
04/24/09 — Sent original drawings to assoc.
					04/23/09 — Instructed assoc to file application.

SOUTH AFRICA DPA SHOE UPPER STYLE #2350	12669	A2001/0365 04/05/011	A2001/0365 10/22/2002	PATENT EXPIRES JANUARY 24, 2016
First Renewal Due 01/24/2005
Second Renewal Due 01/24/2010
11/10/2014 — Received and sent Cert of Renewal to Skechers.
09/22/2004 — Requested associate to proceed with payment of remaining annuities through 2016.
					09/22/2003 — Associate informed they paid the renewals through January 24, 2006.

SOUTH AFRICA DPA SHOE BOTTOM STYLE #2350	12683	A2001/0366 04/05/2001	A2001/0366 09/02/2002	PATENT EXPIRES APRIL 5, 2015
First Renewal Due 04/05/2005
Second Renewal Due 04/05/2010
11/10/2004 — Received and sent Cert of Renewal to Skechers.
09/22/2004 — Requested associate to proceed with payment of remaining annuities through 2016.
					09/22/2003 — Associate informed they paid the renewals through January 24, 2006.

SOUTH AFRICA DPA SHOE BOTTOM STYLE #2667	12655	A 2001/0364 04/05/2001	A2001/0364 10/22/2002	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES JANUARY 12, 2016

First Renewal Due 01/12/2005
Second Renewal Due 01/12/2010
					09/22/2003 — Associate informed they paid the renewals through January 24, 2006.

SOUTH AFRICA DPA SHOE UPPER 1A STYLE #1845 ENERGY 3	13737	A2002/01089 09/10/2002	A2002/01089 06/03/2002		PATENT EXPIRES 06/02/2017 ANNUITY DUE 06/02/2010 05/29/09 — Sent annuity payment receipt SKX.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SOUTH AFRICA DPA SHOE UPPER 2A STYLE #1845 ENERGY 3	14332	A2002/01091 09/10/2002	A2002/01091 06/03/2004		PATENT EXPIRES 06/02/2017 ANNUITY DUE 06/02/2010 05/29/2009 — Sent annuity payment receipt SKX.

SOUTH AFRICA DPA SHOE UPPER 3A STYLE #1845 ENERGY 3	14333	A2002/01093 09/10/2002	A2002/01093 03/12/2004		PATENT EXPIRES 06/02/2017 ANNUITY DUE 06/02/2010 05/29/09 — Sent annuity payment receipt to SKX.

SOUTH AFRICA DPA SHOE UPPER 4A STYLE #1845 ENERGY 3	14334	A2002/01095 09/10/2002	A2002/01095 04/22/2003		PATENT EXPIRES 06/02/2017 ANNUITY DUE 06/02/2010 05/29/09 — Sent annuity payment receipt to SKX.

SOUTH AFRICA DPA SHOE UPPER 5A STYLE #1845 ENERGY 3	14335	A2002/01097 09/10/2002	A2002/01097 03/12/2004		PATENT EXPIRES 06/03/2017 ANNUITY DUE 06/02/2010 05/29/09 — Sent annuity payment receipt SKX.

SOUTH AFRICA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13751	A2002/01099 09/10/2002	A2002/01099 12/10/2003		PATENT EXPIRES 09/09/2017 ANNUITY DUE 06/06/2010 05/29/09 — Sent annuity payment receipt to SKX.

SOUTH AFRICA DPA SHOE BOTTOM 2A STYLE #1845 ENERGY 3	14336	A2002/01100 09/10/2002	A2002/01100 12/10/2003		PATENT EXPIRES 09/09/2017 ANNUITY DUE 06/06/2010 05/29/09 — Sent annuity payment receipt to SKX.

SOUTH AFRICA DPA SHOE BOTTOM 3A STYLE #1845 ENERGY 3	14337	A2002/01103 09/10/2002	A2002/01103 12/10/2003		PATENT EXPIRES 06/09/2017 ANNUITY DUE 06/06/2010 05/29/09 — Sent annuity payment receipt to SKX.

SOUTH AFRICA DPA SHOE BOTTOM 4A STYLE #1845 ENERGY 3	14338	A2002/01083 09/10/2002	A2002/01083 06/07/2002		PATENT EXPIRES 06/07/2017 ANNUITY DUE 06/06/2010 05/29/09 — Sent annuity payment receipt to SKX.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
SOUTH AFRICA DPA SHOE BOTTOM 5A STYLE #1845 ENERGY 3	14339	A2002/01085 09/10/2002	A2002/01085 12/10/2003		PATENT EXPIRES 09/09/2017 ANNUITY DUE 06/06/2010 05/29/09 — Sent annuity payment receipt SKX.

SOUTH AFRICA DPA SHOE BOTTOM 6A STYLE #1845 ENERGY 3	14340	A2002/01087 09/10/2002	A2002/01087 06/07/2002		PATENT EXPIRES 09/09/2017 ANNUITY DUE 06/06/2010 05/29/09 — Sent annuity payment receipt to SKX.

SWEDEN DPA: SHOE UPPER STYLE #2250	12194	00-1198 6/30/2000	67 730 11/07/2001		PATENT EXPIRES JUNE 30, 2015 Second Annuity Due 06/30/2010. 10/31/2005 — Associate paid first renewal. Sent copy to Skechers. INVENTOR: RALPH WILSON DRAFTSMAN JOSEPH SANTOS

SWEDEN DPA SHOE UPPER STYLE #5013	12304	00-1639 09/11/2000	67 760 11/07/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES September 11, 2015
					First annuity Due 09/11/2005 — Paid mistakenly on 07/15/2005 Second Annuity Due 09/11/2010.

SWEDEN DPA SHOE BOTTOM STYLE #5013	12357	00-1811 10/05/2000	68 440 03/06/2002		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 10/05/2015
					First annuity Due: October 5, 2005
					Second Annuity Due: October 5, 2010

TAIWAN DESIGN PATENT SHOE BOTTOM STYLE #7951	10718	87,302,664 04/14/1998	87,302,664 04/14/1998		ABANDONED PER PHIL EMAIL OF 04/29/2005 PATENT EXPIRES 05/14/2010.

TAIWAN DPA: SHOE UPPER STYLE #2250	12156	89304375 06/28/2000	075506 01/02/2002	PATENT EXPIRES June 27, 2012
8th Annuity Due: August 10, 2008
9th Annuity Due: August 10, 2009
10th Annuity Due: August 10, 2010
11th Annuity Due: August 10, 2011
					07/15/08 — Sent 8th annuity receipt to SKX.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
TAIWAN DPA SHOE UPPER STYLE #5013 Refer to Docket 12215	12305	89306599 10/02/2000 Ref. FCP- 24112	076513 02/06/2002	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES 09/23/2012.
5th Annuity Due: September 23, 2005
6th Annuity Due: September 23, 2006
7th Annuity Due: September 23, 2007
8th Annuity Due: September 23, 2008
9th Annuity Due: September 23, 2009
10th Annuity Due: September 23, 2010
					11th Annuity Due: September 23, 2011

TAIWAN DPA SHOE BOTTOM STYLE #5013	12358	89307174 10/25/2000	076854 10/01/2001		ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES 09/23/2012.
5th Annuity Due: September 30, 2005
6th Annuity Due: September 30, 2006
7th Annuity Due: September 30, 2007
8th Annuity Due: September 30, 2008
9th Annuity Due: September 30, 2009
10th Annuity Due: September 30, 2010
11th Annuity Due: September 30, 2011
					12th Annuity Due: September 30, 2012

TAIWAN DPA SHOE BOTTOM STYLE #2667	12656	90303757 06/06/2001	080606 10/09/2002	cc	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003 PATENT EXPIRES JUNE 5, 2013
4th Annuity May 20, 2005
5th Annuity May 20, 2006
6th Annuity May 20, 2007
7th Annuity May 20, 2008
8th Annuity May 20, 2009
9th Annuity May 20, 2010
10th Annuity May 20, 2011
11th Annuity May 20, 2012
					12th Annuity May 20, 2013

TAIWAN DPA SHOE UPPER STYLE #2350 Refer to Docket 12527	12670	90303758 06/06/2001 Assoc Ref: FCP - 25271	080811 08/28/2002		PATENT EXPIRES JUNE 20, 2013 9th Renewal 6/20/2010 10th Renewal 06/20/2011 11th Renewal 06/20/2012 05/27/09 — Sent 8th annuity payment receipt SKX.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
TAIWAN DPA SHOE BOTTOM STYLE #2350	12684	90303759 06/09/2001	081212 11/29/2002	PATENT EXPIRES JUNE 5, 2013
08th Annuity: July 31, 2009
09th Annuity: July 31, 2010
10th Annuity: July 31, 2011
11th Annuity: July 31, 2012
05/31/09 — Assoc. confirmed instructions.
05/27/09 — Instructed assoc. to pay annuity.
05/18/09 — Received annuity reminder.

TAIWAN DPA SHOE UPPER STYLE #1845 ENERGY 3	13738	91304848 09/02/2002	086502 01/06/2004	PATENT EXPIRES 09/01/2014
Seventh annuity due 08/20/2009
Eight annuity due 08/20/2010
Ninth annuity due 08/20/2011
Tenth annuity due 08/20/2012
Eleventh annuity due 08/20/2013
Twelfth annuity due 08/20/2014
07/22/08 — Sent 6th annuity receipt to SKX.

TAIWAN DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13752	091304849 09/02/2002 FCP-27535	086869 01/28/2004	PATENT EXPIRES 09/01/2014
Sixth annuity due 09/10/2008
Seventh annuity due 09/10/2009
Eight annuity due 09/10/2010
Ninth annuity due 09/10/2011
Tenth annuity due 09/10/2012
Eleventh annuity due 09/10/2013
Twelfth annuity due 09/10/2014
07/15/08 — Sent 6th annuity receipt to SKX.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
TAIWAN PA ARTICLE WITH ANIMATED DISPLAY Based on 12871	12872	90117405 07/17/2001 Assoc Ref: FCP-25725	170528 05/22/2003	FILE CLOSED
PATENT EXPIRES 07/16/2021
10/22/2004 - Pursuant to Phil’s request, we instructed the associate to close the file.
3rd Annuity January 10, 2005
4th Annuity January 10, 2006
5th Annuity January 10, 2007
6th Annuity January 10, 2008
7th Annuity January 10, 2009
8th Annuity January 10, 2010
9th Annuity January 10, 2011
10th Annuity January 10, 2012
11th Annuity January 10, 2013
12th Annuity January 10, 2014
13th Annuity January 10, 2015
14th Annuity January 10, 2016
15th Annuity January 10, 2017
16th Annuity January 10, 2018
17th Annuity January 10, 2019
18th Annuity January 10, 2020
					19th Annuity January 10, 2021

TAIWAN PA: ROLLER SKATE (MODULAR CHASSIS)	14475	92102846 02/12/2003			ABANDONED 10/31/2003 Based on Austrian application (docket 14329)

TAIWAN PA: ROLLER SKATE FOR A CHILD (KIDDY CHASSIS )	14477	92102848 02/12/2003			ABANDONED 10/31/2003 Based on Austrian application (docket 14330)

TAIWAN DPA SHOE UPPER STYLE #1728 PREMIUM ENERGY	14913	92305731 09/19/2003	D101898 12/21/2004	PATENT EXPIRES 09/18/2015
6th Annuity December 20, 2009
7th Annuity December 20, 2010
8th Annuity December 20, 2011
9th Annuity December 20, 2012
10th Annuity December 20, 2013
11th Annuity December 20, 2014
10/22/08 — Assoc. confirmed instructions.
10/22/08 — Instructed assoc. to pay annuity.
09/25/2007 — Sent renewal receipt to SKX.
					08/12/2007 — Assoc. confirmed instructions to renew.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
TAIWAN DPA SHOE UPPER STYLE #1786 STAMINA	14916	92305732 09/19/2003	D101899 12/21/2004	PATENT EXPIRES 09/18/2015
6th Annuity December 20, 2009
7th Annuity December 20, 2010
8th Annuity December 20, 2011
9th Annuity December 20, 2012
10th Annuity December 20, 2013
11th Annuity December 20, 2014
10/22/08 — Assoc. confirmed instructions.
10/22/08 — Instructed assoc. to pay annuity.
09/25/2007 — Sent renewal receipt to SKX.
08/12/2007 — Assoc. confirmed instruction to renew.

TAIWAN DPA SHOE BOTTOM STYLE # 1786 STAMINA	14919	92305733 09/19/2003	D101900 12/21/2004	PATENT EXPIRES 09/18/2015
4th Annuity December 20, 2007
5th Annuity December 20, 2008
6th Annuity December 20, 2009
7th Annuity December 20, 2010
8th Annuity December 20, 2011
9th Annuity December 20, 2012
10th Annuity December 20, 2013
11th Annuity December 20, 2014
10/22/08 — Assoc. confirmed instructions.
10/22/08 — Instructed assoc. to pay annuity.
18/12/2007 — Assoc. confirmed instructions to renew.

TAIWAN DPA: SHOE UPPER AND BOTTOM PERIPHERY (SOULMATES STYLE #21778)	19143	97300811 02/15/2008	Not patented	04/09/09 — Received issue fee payment receipt.
03/31/09 — Instructed assoc. to pay issue fee.
03/30/09 — Received notice of issue fee.
11/20/08 — Received response as filed by assoc.
11/04/08 — Instructed assoc. to file a response as proposed.
10/29/08 — Received proposed response form assoc.
10/22/08 — Instructed assoc. to exclude the shoe periphery to overcome the rejection.
07/01/08 — Received filing receipt.
06/16/08 — Assoc. confirmed filing of patent application.
04/21/08 — Assoc. confirmed receipt.
04/11/08 — Sent signed Assignment to assoc.
02/19/08 — Received filing particulars from assoc.
02/14/08 — Assoc. confirmed instructions.
02/14/08 — Instructed assoc. to disclaim bottom view.
20/14/08 — Assoc. confirms that a bottom view is necessary.
02/11/08 — Assoc. confirmed instructions.
2/09/08 — Instructed assoc. to file application.
01/31/08 — Received instructions to file application.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
TAIWAN DPA: SHOE UPPER (BIKER’S GRAPEVINE STYLE #21361)	19153	97301260 03/05/2008	Not patented	04/09/09 — Received issue fee payment receipt.
03/31/09 — Assoc. confirmed instructions to pay issue fee.
03/31/09 — Instructed assoc. to pay issue fee.
03/30/09 — Received notice of issue fee.
06/23/08 — Assoc. confirmed receipt of signed Assignment.
06/20/08 — Sent signed Assignment to assoc.
06/19/08 — Received signed Assignment from SKX.
06/10/08 — Sent reminder to sign Assignment.
05/01/08 — Received amended draft specification.
04/25/08 — Instructed assoc. to proceed as proposed.
04/08/08 — Received draft specification.
03/27/08 — Sent Assignment for signature to SKX.
03/07/08 — Received filing receipt from assoc.
03/03/08 — Assoc. confirmed instructions to file application.
03/02/08 — Instructed assoc. to file application

TAIWAN DPA: SHOE UPPER (D’Lites Style #11422)	20300	98301924 04/29/2009	Not patented	ASSIGNMENT DUE 08/25/2009
CERTIFIED DOCUMENT DUE 08/25/2009
05/15/09 — Sent assignment to SKX for signature.
04/30/09 — Received filing receipt.
04/24/09 — Sent original drawings to assoc.
04/23/09 — Instructed assoc. to file application.

UNITED KINGDOM (ENGLAND) DPA SHOE UPPER STYLE #2350	12671	2103438 07/24/2001	2103438 10/08/2001	PATENT EXPIRES January 24, 2026
First Annuity Due: July 24, 2006
Second Annuity Due: July 24, 2011
Third Annuity Due: July 24, 2016
Fourth Annuity Due July 24, 2021
04/20/2006 — Assoc. confirmed receipt of instructions to pay renewal.
04/10/2006 — Sent reminder to assoc. to pay renewal.
03/10/2006 — Requested associate to pay renewal.
10/19/2005 — CPA informed the renewal is in June so they will calendar payment closer to the due date.
10/14/2005 — Sent email to CPA requesting they pay annuity.

UNITED KINGDOM DPA SHOE BOTTOM STYLE #2350	12685	2103437 07/24/2001	2103437 10/08/2001	PATENT EXPIRES January 24, 2026

First Annuity Due: January 24, 2006
Second Annuity Due: January 24, 2011
Third Annuity Due: January 24, 2016
Fourth Annuity Due January 24, 2021
10/20/2005 — CPA confirmed the renewal was processed.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
UNITED KINGDOM DPA (ENGLAND) SHOE BOTTOM STYLE # 2687	12657	2103130 07/11/2001 Assoc Ref: D32035GBJLWM	2103130 October 8, 2001	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES January 12, 2026

First annuity Due: January 12, 2006
Second annuity Due: January 12, 2011
Third Annuity Due: January 12, 2016
					Fourth Annuity Due: January 12, 2021

UNITED KINGDOM DPA SHOE UPPER STYLE #1845 ENERGY 3	13739	3009242 12/06/2002	3009242 02/21/2003		PATENT EXPIRES 12/06/2027 Second Annuity Due 12/06/2012 Third Annuity Due 12/06/2017 Fourth Annuity Due 12/06/2022 01/23/08 — Sent CPA filing receipt to SKX.

UNITED KINGDOM DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13753	3009243 12/06/2002	3009243 02/21/2003		PATENT EXPIRES 12/06/2027 Second Annuity Due 12/06/2012 Third Annuity Due 12/06/2017 Fourth Annuity Due 12/06/2022 01/23/08 — Sent CPA filing receipt to SKX.

VENEZUELA DPA SHOE UPPER STYLE #5013 Refer to Docket 12215	12306	2.062-00 09/18/2000	5.950 09/18/2000	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003

PATENT EXPIRE 09/18/2010
* Associate per-paid all annuities
Third Annuity — 09/18/2003
Fourth Annuity — 09/18/2004
Fifth Annuity — 09/18/2005
Sixth Annuity — 09/18/2006
Seventh Annuity — 09/18/2007
Eighth Annuity — 09/18/2008
					Ninth Annuity — 09/18/2009

VENEZUELA DPA SHOE BOTTOM STYLE #5013	12359	2.196-00 10/02/2000	5.959 10/02/2000	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/24/2003
PATENT EXPIRES 10/02/2010
* Associate pre-paid all annuities
Third Annuity — 10/02/2003
Fourth Annuity — 10/02/2004
Fifth Annuity — 10/02/2005
Sixth Annuity — 10/02/2006
Seventh Annuity — 10/02/2007
Eight Annuity — 10/02/2008
					Ninth Annuity — 10/02/2009

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
VENEZUELA DPA SHOE UPPER STYLE #1845 ENERGY 3	13764	1.675/-02 09/02/2002	10/03/2006 — Sent to assoc. a copy of the application.
09/22/2006 — Assoc. requests copy of application.
02/08/2006 — Requested associate to send matured patents, pay annuities and future annuities.
05/02/2005 — Associate informed they are awaiting publication from the PTO granting or rejecting the patent and will advise us as soon as it is published.
04/18/2005 — Requested assoc. to advise us of the status of payment of the annuities.
09/05/2003 — Requested associate to pay annuities 2-10 now and calendar to pay annuities 11-20 in one year. Associate confirmed.
09/04/2003 — Associate informed the application was published. Requested they pay 1-10th annuities and calendar-the 11th - 20lh annuities to be paid next year.
05/08/2003 — Associate advised the application was accepted for priority and will be published within the next 24-months
04/17/2003 — Sent legalized assignment via overnight mail to associate.
04/01/2003 — Received letter from associate requesting legalized cert copy of application due April 15, 2003. Requested associate to obtain an extension.
03/03/2003 — Overnight mailed assignment certified by apostile to associate.
02/10/2003 — Requested Patent Ability to obtain a legalized copy of the assignment asap. Assoc. requested extension until March 13, 2003.
01/30/2003 — Requested associate to obtain an extension of time to file assignment and requested associate to send us assignment.
12/02/2002 — Received letter from associate acknowledging the POA has been filed and the application will soon be published.
11/07/2002 — Sent legalized POA to the associate.
11/05/2002 — Sent POA to Venezuela Consulate.
10/30/2002 — Associate obtained extension of time to file the POA.
10/04/2002 — Sent notarized poa to County Recorder.
09/16/2002 — Sent POA to Skechers to sign and notarize.
09/09/2002 — Associate filed application and requested signed notarized POA.
08/15/2002 — Sent letter to associate requesting they file a design patent application in their country and included drawings, specification, declaration and assignment.
08/09/2002 — Skechers approved list and requested we file in Chile, Colombia and Venezuela.
08/07/2002 — Skechers requested we initiate preparation of foreign filing program in all countries in which we filed the 2350 upper and bottom.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
VENEZUELA DPA: SHOE UPPER STYLE #2250	12209	11884 07/25/2000	5.897 07/25/2000	PATENT EXPIRES JULY 25, 2010
* Associate pre-paid all annuities.

07/26/2006 — Requested assoc. to confirm that the term has been paid.
05/11/2006 — Assoc. confirmed that the term for a design patent is 10 years in Venezuela.

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS
VENEZUELA DPA SHOE BOTTOM STYLE #1845 ENERGY 3	13767	1.674/-02 09/02/2002	10/03/2006 — Sent to assoc. a copy of the application.
09/22/2006 — Assoc. requests copy of application.
03/06/2006 — Assoc. informed they are waiting for the publication of the patent application.
02/08/2006 — Requested associate to send matured patents, pay annuities and future annuities.
05/02/2005 — Associate informed they are awaiting publication from the PTO granting or rejecting the patent and will advise us as soon as it is published.
04/18/2005 — Requested assoc. to advise us of the status of payment of the annuities.
09/05/2003 — Requested associate to pay annuities 2-10 now and calendar to pay annuities 11-20 in one year. Associate confirmed.
09/04/2003 — Associate informed the application was published. Requested they pay 1-10th annuities and calendar the 11th — 20th annuities to be paid next year.
05/06/2003 — Received letter from the associate informing the assignment was filed and accepted.
04/17/2003 — Sent legalized assignment via overnight mail to associate.
04/01/2003 — Received letter from associate requesting legalized cert copy of application due April 15, 2003. Requested associate to obtain an extension.
03/03/2003 — Overnight mailed assignment certified by apostille to associate.
02/10/2003 — Requested Patent Ability to obtain a legalized copy of the assignment asap. Assoc. requested extension until March 13, 2003.
01/30/2003 — Requested associate to obtain an extension of time to file assignment and requested associate to send us assignment.
12/02/2002 — Received letter from associate acknowledging the POA has been filed and the application will soon be published.
11/07/2002 — Sent legalized POA to the associate.
11/05/2002 — Sent POA to Venezuela Consulate.
10/30/2002 — Associate obtained extension of time to file the POA.
10/04/2002 — Sent notarized poa to County Recorder.
09/16/2002 — Sent POA to Skechers to sign and notarize.
09/09/2002 — Associate filed application and requested signed notarized POA.
08/16/2002 — Sent letter to associate requesting they file a design patent application in their country and included drawings, specification, declaration and assignment.
08/09/2002 — Skechers approved list and requested we file in Chile, Colombia and Venezuela.
08/07/02 — Skechers requested we initiate preparation of foreign

SKECHERS U.S.A., INC. II
STATUS REPORT OF U.S. AND FOREIGN PATENTS AND PATENT APPLICATIONS
As of May 31, 2009

	DKT	SERIAL NO. &	PATENT NO. &
COUNTRY AND TITLE	NO.	FILING DATE	ISSUE DATE	FIGURE 1	STATUS

SKECHERS U.S.A., INC. II
U.S. TRADEMARK AND SERVICE MARK REGISTRATIONS AS OF MAY 31, 2009

	K&L				REG.	RENEWAL
MARK	DOCKET	SERIAL NO.	FILE DATE	REG. NO.	DATE	DUE	CLASS/GOODS
3 Wheelers (and design)	13440	78/123,536	04/23/2002	2,700,482	03/25/2003	03/25/2013*	28 — roller skates.
Chrome Dome	07311	74/403,046	06/18/1993	1,853,178	09/06/1994	09/06/2004*	25 — footwear.
CALI BITS	18076	77/107,652	02/14/2008	3,399,196	03/18/2008	03/18/2018	26 — Ornaments for footwear and apparel, namely, shoe ornaments and apparel ornaments not of precious metal.
CALI GEAR	17525	78/947,432	08/08/2006	3,255,968	06/26/2007	06/26/2017	25 — footwear.
Clear Grip	08805	74/708,352	06/30/1995	2,029,327	01/07/1997	01/07/2007*	25 — footwear.
Design (Bear Design)	19211	77/427,338	03/20/2008	3,488,573	08/19/2008	08/19/2018	25 — footwear.
Design (on shoe side)	07469	74/437,769	09/20/1993	1,944,893	01/24/1996	01/02/2006*	25 — footwear.
Design oval and arrow on It. shoe	11215	75/647,017	02/24/1999	2,388,867	09/19/2000	09/19/2010	25 — footwear.
Design oval and arrow on rt. shoe	11214	75/647,021	02/24/1999	2,388,868	09/19/2000	09/19/2010	25 — footwear.
ELASTIKA	18838	77/323,098	11/06/2007	3,562,222	01/13/2009	01/13/2019	16 — Cartoon prints, cartoon strips, comic books, comic strips. 25 — Footwear.
Endurolite	09239	75/048,376	01/25/1996	2,045,142	03/11/1997	03/11/2007*	25 — footwear.
Foamies	10173	75/332,278	07/29/1997	2,296,563	11/30/1999	11/30/2009	25 — footwear.
Friction	08547	74/623,765	01/20/1995	1,963,040	03/19/1996	03/19/2006	25 — footwear.
Gen S	11203	75/642,104	02/17/1999	2,319,260	02/15/2000	02/15/2010	25 — footwear.
Generation S	10417	75/397,478	11/21/1997	2,286,438	10/12/1999	10/12/2009	25 — footwear and apparel.
G-Tech	11749	75/824,521	10/18/1999	2,498,948	10/16/2001	10/16/2011	25 — footwear.
Heartbeats	08913	75/013,865	11/02/1995	2,003,200	09/24/1996	09/24/2006*	25 — footwear.
HOT-LIGHTS	19453	77/504,685	06/20/2008	3,592,868	03/17/2009	03/17/2019	25 — footwear.
House Parties	11825	75/876,409	12/21/1999	2,423,237	01/23/2001	01/23/2011	25 — footwear.
HURRICANE	17071	78/819,991	02/21/2006	3,251,076	06/12/2007	06/12/2017	25 — Footwear, excluding those to commemorate a professional hockey team.
It’s the S (plain S)	10798	75/557,324	09/23/1998	2,409,860	12/05/2000	12/05/2010	35 — retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.
It’s the S (stylized S)	10801	75/508,605	06/25/1998	2,713,698	05/06/2003	05/06/2013	25 — clothing, namely shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.
It’s the S (stylized S)	10782	75/489,231	05/21/1998	2,284,971	10/12/1999	10/12/2009	25 — footwear.
KEWL BREEZE	17475	78/939,010	07/27/2006	3,247,387	05/29/2007		25 — Footwear
KEWL BREEZE	17575	78/953,808	08/16/2006	3,332,834	11/06/2007	11/06/2017	16 — Cartoon prints; cartoon strips; comic books, comic strips.

1

	K&L				REG.	RENEWAL
MARK	DOCKET	SERIAL NO.	FILE DATE	REG. NO.	DATE	DUE	CLASS/GOODS
Mark Nason	14110	78/170,845	10/03/2002	3,133,663	08/22/2006	08/22/2026	25 — Apparel, namely shirts, pants
Mark Nason	15314	78/975,439	10/03/2002	2,865,769	07/20/2004	07/20/2014	25 — footwear.
MICHELLE K	14515	78/210,820	02/04/2003	3,248,040	05/29/2007	05/29/2017	18 — All-purpose sports and athletic bags, tote bags, carry-on bags.
Michelle K	14575	78/225,145	03/13/2003	2,810,699	02/03/2004	02/03/2014	25 — footwear.
Michelle K	14576	78/225,124	03/13/2003	3,142,810	09/12/2006	09/12/2016	25 — Apparel, namely shirts, pants
Michelle K	15364	78/975,516	02/04/2003	2,890,466	09/28/2004	09/28/2014	35 — retail footwear store services, mail order catalog services featuring footwear and on-line retail store services featuring footwear
MKLA	14949	76/976,178	12/17/2001	2,818,259	02/24/2004	02/24/2014	25 — footwear.
PUBLIC ROYALTY	19301	77/462,949	05/01/2008	3,596,374	03/24/2009	03/24/2019	25 — footwear.
Quarter Shield Left	13759	76/975,378	03/18/2002	2,849,052	06/01/2004	06/01/2014	25 — footwear.
ROCK NEVER DIES	17121	78/827,737	03/02/2006	3,339,494	11/20/2007	11/20/2017	25 — footwear.
S (abstract shield design)	11267	75/688,708	04/22/1999	2,425,782	01/30/2001	01/30/2011	25 — footwear.
S (black abstract shield design)	11266	75/688,710	04/22/1999	2,425,783	01/30/2001	01/30/2011	25 — footwear.
S (globe logo)	08471	74/624,135	01/23/1995	1,945,652	01/02/1996	01/02/2006	25 — footwear.
S (sideways “S”)	13260	76/382,751	03/14/2002	2,702,175	04/01/2003	04/01/2013	25 — footwear.
S Design (Performance S with Borders)	17106	78/827,479	03/02/2006	3,158,807	10/17/2006	10/17/2016	25 — footwear.
S in an oval	07275	74/419,322	08/02/93	1,852,458	09/06/1994	09/06/2004*	25 — footwear.
S in shield design	10174	75/332,550	07/29/1997	2,578,973	06/11/2002	06/11/2012	25 — clothing, namely pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.
S in shield design	10304	75/976,914	07/29/1997	2,205,906	11/24/1998	11/24/2008	25 — footwear.
S in shield design	12195	75/980,241	07/29/1997	2,480,927	08/21/2001	08/21/2011	25 — clothing, namely shirts.
S in shield design (sm)	10799	75/557,984	09/23/1998	2,349,542	05/16/2000	05/16/2010	35 — retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.
S in shield flag design	12052	76/039,129	05/02/2000	2,521,252	12/18/2001	12/18/2011	25 — apparel, namely shirts.
S and design	15049	78/336,350	12/04/2003	2,916,380	01/04/2005	01/04/2015	25 — footwear.
S Lights	10652	75/443,560	03/03/1998	2,261,697	07/13/1999	07/13/2009	25 — footwear.
S Skechers Comfort (and design)	12912	76/313,102	09/10/2001	2,668,481	12/31/2002	12/31/2012	25 — footwear.
S Tremes	11730	75/824,711	10/18/1999	2,373,042	08/01/2000	08/10/2010	25 — footwear.
SIREN BY MARK NASON	17179	78/847,326	03/27/2006	3,598,532	03/31/2009	03/31/2019	25 — footwear.
Sity	10617	75/420,981	01/21/1998	2,369,139	07/18/00	07/18/2010	25 — footwear.

2

	K&L				REG.	RENEWAL
MARK	DOCKET	SERIAL NO.	FILE DATE	REG. NO.	DATE	DUE	CLASS/GOODS
Skechers	07074	74/330,368	11/12/1992	1,851,977	08/30/1994	08/30/2004	25 — men’s, women’s and children’s footwear and men’s, women’s and children’s clothing, namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.
Skechers	09758	75/178,756	10/08/1996	2,145,468	03/17/1998	03/17/2008	18 — leather and non-leather bags, namely purses, handbags, fanny packs, wallets, briefcases, briefcase type portfolios, tote bags, luggage, shopping and gym bags.
Skechers (megaphone design)	09615	75/149,232	08/12/1996	2,116,997	11/25/1997	11/25/2007	25 — footwear
Skechers (sm)	10800	75/557,323	09/12/1998	2,313,660	02/01/2000	02/01/2010	35 — retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.
Skechers	13712	78;/155,941	08/20/2002	2,789,863	12/02/2003	12/02/2013	14 — watches, namely wrist and pockets watches; and clocks.
Skechers by Michelle K (plain)	12746	76/313,104	09/10/2001	2,656,178	12/03/2002	12/03/2012	25 — footwear.
Skechers by Michelle K (stylized)	12829	76/313,103	09/10/2001	2,656,177	12/03/2008	12/03/2012	25 — footwear.
SKECHERS D’LITES	19433	77/490,089	06/03/2008	3,610,186	04/21/2009	04/21/2019	25 — footwear.
Skechers and design	08119	74/575,310	09/19/1994	1,985,039	07/09/1996	07/09/2006	25 — shoes.
Skechers Sport	13710	78/158,540	08/28/2002	2,734,901	07/08/2003	07/08/2013	25 — footwear.
Skechers Sport	13711	78/155,948	08/20/2002	3,146,139	09/19/2006	09/19/2016	25 — Apparel, namely shirts, pants, jackets, dresses, coats, shorts, skirts, headwear, hats, socks.
Skechers USA	09828	75/220,099	12/31/1996	2,105,579	10/14/1997	10/14/2007	25 — footwear.
Skechers USA S Footwear and design	10692	75/449,285	03/12/1998	2,362,883	06/27/2000	06/27/2010	25 — footwear.
Skechers USA Sport Utility Bags	08417	74/632,898	01/03/1995	2,065,545	05/27/1997	05/27/2007	18 — leather and non-leather bags, namely purses, handbags, backpacks, tote bags, luggage and gym bags.
SKECH TECHS	17863	77/048,313	11/20/2006	3,399,073	03/18/2008	03/18/2018	25 — Footwear.
Skeva	15821	78/579,452	03/03/2005	3,059,087	02/14/2006	02/14/2016	25 — Footwear
SKX	12309	75/980,297	03/11/2000	2,542,311	02/26/2002	02/26/2012	25 — footwear and shoes.
Slights	10375	75/384,900	11/05/97	2,246,720	05/18/1999	05/18/2009	25 — footwear.
Slights and design	10631	75/443,557	03/03/1998	2,293,564	11/16/1999	11/16/2009	25 — footwear.
SOHO LAB	15631	78/975,775	08/04/2004	3,076,820	04/04/2006	04/04/2016	35 — Retail store services
SOHO LAB	16581	78/748,762	11/07/2005	3,270,044	07/24/2007		25 — Footwear.
Somethin’ Else	15685	78/975,836	09/10/2003	2,950,390	05/10/2005	05/10/2015	25 — footwear.
Somethin’ Else from Skechers	12469	76/178,933	12/11/2000	2,750,899	08/12/2003	08/12/2013	25 — footwear.
Somethin’ Else from Skechers	13041	76/341,730	11/26/2001	3,055,819	01/31/2006	01/31/2016	25 — apparel; namely shorts, skirts

3

	K&L				REG.	RENEWAL
MARK	DOCKET	SERIAL NO.	FILE DATE	REG. NO.	DATE	DUE	CLASS/GOODS
Somethin’ Else from Skechers (and design)	12913	76/313,101	09/10/2001	2,653,976	11/26/2002	11/26/2012	25 — footwear.
Sport-Utility Clothing (and design)	08305	74/573,606	09/14/1994	2,292,945	11/16/1999	11/16/2009	25 — apparel; namely shirts.
Sport-Utility Footwear (and design)	07274	74/419,321	08/02/1993	2,003,846	10/01/1996	10/01/2006	25 — footwear.
Sport-Utility Sockwear (and design)	07728	74/472,098	12/21/1993	2,175,206	07/21/1998	07/21/2008	25 — apparel, namely socks and hosiery.
Street Cleat	08297	74/569,793	09/06/1994	2,079,608	07/15/1997	07/15/2007	25 — footwear.
Stretch-fit by Skechers	13347	75/982,506	11/20/2000	2,643,653	10/29/2002	10/29/2012	25 — footwear, namely shoes.
SUPER Z	17877	77/063,700	12/13/2006	3,296,644	09/25/2007	09/25/2017	25 — Footwear
The Mark of Style	14540	78/215,972	02/18/2003	2,855,282	06/15/2004	06/15/2014	25 — footwear.
Quarter Shield Left	13760	76/975,087	03/18/2002	2,761,637	09/09/2003	09/09/2013	25 — footwear.
Wompers	09577	75/132,155	07/10/1996	2,107,996	10/21/1997	10/21/2007	25 — footwear.
Z STRAP	18604	77/252,510	08/10/2007	3,456,974	07/01/2008	07/01/2018	25 — Footwear.
Z STRAP	18918	77/361,338	12/28/2007	3,538,370	11/25/2008	11/25/2018	16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.

4

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
Design (Bear Design)
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States Design (Bear Design) (Our Docket 19211)	Class 25 — Footwear.	77/427,338 03/20/2008	3,488,573 08/19/2008	DOU DUE 08/19/2014 REGISTRATION RENEWAL DUE 09/19/2018 08/25/08 — Sent registration certificate to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Canada (Our Docket 19212)	Class 25 — Footwear.	1,388,777 03/26/2008	Not registered	04/13/09 — Received publication snippet.
03/24/09 — Approved for publication.
RESPONSE TO OFFICE ACTION DUE 03/05/2009
01/21/09 — Sent certified document to assoc.
12/17/08 — Ordered certified document.
11/20/08 — Instructed assoc. to amend ID of goods.
11/17/08 — Received office action.
04/23/08 — Received filing particulars.
03/26/08 — Assoc. confirmed filing of application.
03/25/08 — Instructed assoc. to file application.
China Madrid Protocol (Our Docket 19214)	Class 25 — Footwear.	A0011903 03/28/2008	Pending registration... 959417 03/28/2008	Opposition Period Ends 08/31/2009 05/19/08 — Received certificate of registration. 03/31/08 — Received approval of certification from PTO. 03/28/08 — Filed trademark application with the PTO.
CTM Madrid Protocol (Our Docket 19215)	Class 25 — Footwear.	A0011903 03/28/2008	959417 03/28/2008	REGISTRATION RENEWAL DUE 03/28/2018
05/04/09 — Received Second Statement of Grant of Protection from WIPO.
05/19/08 — Received certificate of registration.
03/31/08 — Received approval of certification from PTO.
03/28/08 — Filed trademark application with the PTO.
Hong Kong (Our Docket 19213)	Class 25 — Footwear.	301080189 03/27/2008	301080189 03/27/2008	Compulsory Use By 03/27/2011 REGISTRATION RENEWAL DUE 03/27/2018 09/16/08 — Sent registration certificate to SKX.
Japan Madrid Protocol (Our Docket 19216)	Class 25 — Footwear.	A0011903 03/28/2008	Pending registration... 959417 03/28/2008	03/05/09 — Published for opposition.
12/30/08 — Received notification of second part of individual fee.
12/29/08 — Received statement of grant of protection.
12/22/08 — Received certified copy of decision to grant a trademark registration.
05/19/08 — Received certificate of registration.
03/31/08 — Received approval of certification from PTO.
03/28/08 — Filed trademark application with the PTO.
Mexico (Our Docket 19217)	Class 25 — Footwear.	923098 03/27/2008 Priority date: 03/20/2008	1073132 03/27/2008	REGISTRATION RENEWAL DUE 03/26/2018 02/20/09 — Sent registration certificate to SKX.
Philippines (Our Docket 19218)	Class 25 — Footwear, namely shoes,	4-2008-003781 04/02/2008	Not registered	02/17/09 — Assoc. confirmed payment of issue fee. 11/17/08 — Instructed assoc. to pay registration fees. 11/17/08 — Received Notice of Allowance and Payment of

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
sandals, boots, slippers.	Publication Fee from assoc.
10/15/08 — Sent certified copy to assoc.
10/15/08 — Received certified copy.
09/26/08 — Ordered certified copy.
08/20/08 — Assoc. confirmed instructions to obtain extension.
08/14/08 — Instructed assoc. to request an extension of time to submit a certified copy of U.S. registration.
07/21/08 — Received Notice of Allowance and Payment of Publication Fee.
07/29/08 — Assoc. confirmed amending ID of goods.
07/01/08 — Assoc. confirmed receipt of certified copy.
06/23/08 — Sent certified copy to assoc. Instructed assoc. to ID the goods more specifically as “footwear, namely shoes, sandals, boots, slippers”.
06/18/08 — Received office action.
06/04/08 — Sent POA to assoc.
04/25/08 — Sent POA to SKX.
03/27/08 — Assoc. confirmed instructions.
03/25/08 — Instructed assoc. to file application.

Taiwan (Our Docket 19219)	Class 25 — Footwear.	97013457 03/26/2008	01344313 01/01/2009	REGISTRATION RENEWAL DUE 12/28/2018 01/13/09 -Sent registration certificate.

SKECHERS U.S.A. INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
CALI BEAR
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States CALI BEAR (Our Docket 18188)	Class 25 — Footwear	77/154,534 04/11/2007	Not registered	3™ RET OR SOU DUE 09/18/2009
03/06/09 — Filed 2nd RET with PTO.
02/11/09 — Sent reminder to SKX.
09/25/08 — Received Notice of Approval of 1st RET.
09/16/08 — Filed 1st RET with the PTO.
07/14/08 — Sent reminder to SKX.
05/28/08 — Sent reminder to SKX .
03/20/08 — Received Notice of Allowance from PTO.
11/27/07 — Received Ext. of time to oppose from PTO.
10/29/07 — Sent Notice to SKX.
10/22/07 — Received an Extension of Time to Oppose from PTO.
09/04/07 — Received Notice of Publication from PTO.
04/11/07 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
CANADA (Our Docket 19091)	Class 25 — Footwear.	1,382,561 02/08/2008	Not registered	CERTIFIED COPY DUE 08/17/2009
RESPONSE TO OFFICE ACTION DUE 08/17/2009
02/17/09 — Partial response to office action filed by assoc.
01/28/09 — Assoc. applied for six month extension to file the certified registration.
11/11/08 — Instructed assoc. to respond to id of goods.
11/11/08 — Received office action.
03/31/08 — Received filing receipt.
02/08/08 — Assoc. confirmed filing of application.
02/07/08 — Received instructions to file under ITU.
01/29/08 — Req. Canada use dates from SKX.
01/29/08 — Assoc. requests first use date in Canada.
01/29/08 — Instructed assoc. to file.
01/17/08 — Received instructions to file.
CHINA CALI BEAR (Our Docket 18920)	Class 16 — Cartoon prints; cartoon strips; comic books; comic strips.	6449278 12/20/2007	Not registered	01/25/08 — Received filing receipt from assoc. 12/21/07 — Assoc. confirmed filing of application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
CHINA CALI BEAR (Our Docket 19175)	Class 25 — Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	6449277 12/20/2007	Not registered	02/19/08 — Received filing receipt
HONG KONG (Our Docket 19092)	Class 25 — Footwear.	301043207 01/30/2008	301043207 01/30/2008	Compulsory Use by 01/08/2011 REGISTRATION RENEWAL DUE 01/28/2018 08/13/08 — Sent registration certificate to SKX.
MEXICO (Our Docket 19093)	Class 25 — Footwear.	910754 01/31/2008	Not registered	09/29/08 — Assoc. confirmed filing of response to office action.
08/18/08 — Received office action from assoc.
02/22/08 — Received filing receipt from assoc.
01/29/08 — Assoc. confirmed instructions.
01/29/08 — Instructed assoc. to file application.
PHILIPPINES (Our Docket 19094)	Class 25 — Footwear, namely shoes, slippers, boots, sandals.	4-2008-001362 02/04/2008	4-2008-001362 08/18/2008	1ST DAU DUE 02/04/2011 2ND DAU DUE 08/18/2014 REGISTRATION RENEWAL DUE 08/18/2018 03/11/09 — Sent registration certificate to SKX.
TAIWAN (Our Docket 19095)	Class 25 — Footwear.	97004701 01/30/2008	01326540 09/01/2008	Compulsory Use by 09/01/2011 REGISTRATION RENEWAL DUE 09/01/2018 09/15/08 — Sent registration certificate to SKX.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
CALI BITS
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
USTM: CALI BITS (Our Docket 18076)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments and apparel ornaments not of precious metal.	77/107,652 02/14/2007	3,399,196 03/18/2008	DOU DUE 03/18/2014 RENEWAL DUE 03/18/2018 03/25/08 — Sent registration certificate to SKX.

Madrid Protocol General file 19074

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
AUSTRALIA Madrid Protocol CALI BITS (Our Docket 19075)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	A0011214 01/31/2008	954759 01/31/2008	REGISTRATION RENEWAL DUE 01/30/2018
11/07/08 — Sent copy of registration together with notice to SKX.
10/14/08 — Australia PTO confirmed the registration is active.
09/24/08 — Received certificate of registration.
01/31/08 — Received automated approval of certification.
01/31/08 — Filed Madrid Protocol application with PTO.
BRAZIL CALI BITS (Our Docket 19067)	Class 26 — Ornaments for footwear and apparel	829570500 n/a	Not registered	04/17/08 — Received Notice of Publication.
03/14/08 — Received filing particulars.
02/20/08 — Received filing receipt from assoc.
01/29/08 — Assoc. confirmed filing of application.
01/28/08 — Instructed assoc. to file application.
CANADA CALI BITS (Our Docket 19068)	Class 26	1,381,297 01/30/2008	Not registered	03/16/09 — Assoc. confirmed filing of response to office action.
01/22/09 — Assoc. confirmed filing of certified document.
01/15/09 — Sent certified document to assoc.
11/14/08 — Received office action.
02/28/08 — Received filing receipt from assoc.
01/31/08 — Assoc. confirmed filing of application.
01/29/08 — SKX’s first use dates in Canada is 04/30/2007.
01/28/08 — Assoc. needs first use dates and specimens.
01/28/08 — Instructed assoc. to file application.
CHILE CALI BITS (Our Docket 19069)	Class 26 — Ornaments for footwear and apparel.	805140 01/29/2008	Not registered	01/19/09 — Assoc. confirmed the application has matured into registration.
Opposition Period Ends 12/09/2008
10/27/08 — Received notice of publication.
01/31/08 — Received filing receipt from assoc.
01/28/08 — Instructed assoc. to file application.
CHINA: CALI BITS (Our Docket 18619)	Class 26 — Ornaments for footwear and apparel	6209912 08/08/2007	Not registered	04/24/08 — Assoc. confirmed filing response to amend identification of goods to “shoe ornaments, not of precious metal; ornaments for clothing.”
04/09/08 — Assoc. confirmed instructions.
04/09/08 — Instructed assoc. to file response as proposed.
04/07/08 — Received Office Action.
12/13/07 — Received filing receipt from assoc.
11/05/07 — Assoc. confirmed receipt of certified copy.
11/03/07 — Sent certified copy of U.S. application to assoc.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
10/30/07 — Received reminder to file certified copy.
10/24/07 — Ordered a certified copy of U.S. application from assoc.
09/04/07 — Received filing receipt from assoc.
08/09/07 — Assoc. confirmed filing of application.
08/07/07 — Instructed assoc. to file application.
COLOMBIA CALI BITS (Our Docket 19070)	Class 26 — Ornaments for footwear and apparel.	08008891 01/30/2008	361168 08/26/2008	Compulsory Use by 08/26/2011 REGISTRATION RENEWAL DUE 08/26/2018 10/28/08 — Sent registration certificate to SKX.
CROATIA Madrid Protocol CALI BITS (Our Docket 19076)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	A0011214 01/31/2008	954759 01/31/2008	REGISTRATION RENEWAL DUE 01/31/2018
Opposition Period Ends 08/01/2008
09/24/08 — Received certificate of registration.
01/31/08 — Received automated approval of certification.
01/31/08 — Filed Madrid Protocol application with PTO.
CTM: CALI BITS (Our Docket 18618)	Class 26 — Ornaments for footwear and apparel not of precious metal.	6178875 08/08/2007 Priority date: 02/14/2007	6178875 09/17/2008	REGISTRATION RENEWAL DUE 08/07/2017 11/03/08 — Sent registration certificate to SKX
ECUADOR CALI BITS (Our Docket 19125)	Class 26 — Ornaments for footwear and apparel.	195247 02/14/2008	4932-08 06/13/2008	Compulsory Use by 06/12/2011 REGISTRATION RENEWAL DUE 06/12/2018 08/28/08 — Sent registration certificate to SKX.
EGYPT: CALI BITS (Our Docket 19127)	Class 26 — Ornaments for footwear and apparel.	212126 03/02/2008	Not registered	05/05/09 — Assoc. confirmed instructions.
05/04/09 — Instructed assoc. to pay publication fees.
05/04/09 — Received acceptance of application.
02/26/08 — Assoc. confirmed filing of POA and certificate of incorporation.
02/20/08 — Received filing receipt.
02/02/08 — Assoc. confirmed instructions.
02/01/08 — Instructed assoc. to file application.
HONG KONG CALI BITS (Our Docket 19071)	Class 26 — Ornaments for footwear and apparel.	301043199 01/30/2008	301043199 01/30/2008	Compulsory Use by 01/08/2011 REGISTRATION RENEWAL DUE 01/28/2018 08/13/08 — Sent registration certificate to SKX.
INDIA	Class 26 — Ornaments for	1653071 02/12/2008	Not registered	Opposition Period Ends 02/24/2009 12/20/08 — Received notice of publication.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
CALI BITS (Our Docket 19072)	footwear and apparel.			05/12/08 — Received filing receipt. 02/26/08 — Assoc. confirmed filing of application. 02/05/08 — Assoc. confirmed instructions to file application. 01/28/08 — Instructed assoc. to file application.
INDONESIA CALI BITS (Our Docket 19128)	Class 26 — Ornaments for footwear and apparel.	D00.2008.011835 04/03/2008	Not registered	04/09/08 — Received filing receipt.
04/01/08 — Assoc. confirmed receipt of POA and Statement.
03/25/08 — Sent signed POA and Statement to assoc.
02/22/08 — Sent POA and Statement to SKX for signature.
02/05/08 — Assoc. confirmed instructions.
01/31/08 — Instructed assoc. to file application.
ISRAEL CALI BITS (Our Docket 19073)	Class 26 — Ornaments for footwear and apparel.	207860 01/29/2008	Not registered	01/06/09 — Assoc. confirmed filing of response.
12/22/08 — Instructed assoc. to respond to the office action by asserting a disclaimer.
12/18/08 — Received office action.
03/19/08 — Received filing particulars from assoc.
01/29/08 — Assoc. confirmed filing of application.
01/28/08 — Instructed assoc. to file application.
JAPAN Madrid Protocol CALI BITS (Our Docket 19077)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	A0011214 01/31/2008	Pending registration... 954759 01/31/2008	01/21/09 — Assoc. confirmed filing of response to office action and submission signed POA.
01/15/09 — Sent signed POA to assoc.
12/24/08 — Assoc. confirmed receipt of instructions to file a response based on SKX amended ID of goods.
12/24/08 — Received instructions from SKX to use the amended goods: “Ornaments for footwear, namely shoe ornaments not made of precious metal”.
12/24/08 — Sent POA to SKX for signature.
12/23/08 — Instructed assoc. to file a response.
11/21/08 — Received proposed amendments from assoc. to overcome rejection.
11/18/08 — Received refusal of application from WIPO.
10/29/08 — Requested status of application.
09/24/08 — Received certificate of registration.
01/31/08 — Received automated approval of certification.
01/31/08 — Filed Madrid Protocol application with PTO.
KOREA Madrid Protocol CALI BITS (Our Docket 19078)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	A0011214 01/31/2008	Pending registration... 954759 01/31/2008	02/10/09 — Received grant of protection.
01/28/09 — Assoc. confirmed the application passed to registrations.
01/23/09 — Requested status of application.
Opposition Period Ends 01/14/2009
11/20/08 — Received Decision of Publication of Application.
09/24/08 — Received certificate of registration.
01/31/08 — Received automated approval of certification.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
01/31/08 — Filed Madrid Protocol application with PTO.
KUWAIT CALI BITS (Our Docket 19126)	Class 26 — Ornaments for footwear and apparel.	91948 02/03/2008	Not registered	04/27/08 — Assoc. confirmed receipt.
04/21/08 — Sent legalized Authorization of Agent to assoc.
04/15/08 — Sent certified copy of application to assoc.
03/25/08 — Sent certified copy to Parasec for legalization.
03/25/08 — Sent POA to SKX for signature/notarization.
03/24/08 — Assoc. requires certified copy to be legalized.
03/13/08 — Sent certified copy to assoc.
02/22/08 — Ordered certified copy of U.S. application.
02/22/08 — Sent POA to SKX for signature.
02/09/08 — Received filing particulars from assoc.
01/31/08 — Instructed assoc. to file application.
MALAYSIA CALI BITS (Our Docket 19081)	Class 26 —Ornaments for footwear and apparel.	08001836 01/30/2008	Not registered	04/20/09 — Assoc. confirmed filing of response to office action.
RESPONSE TO OFFICE ACTION DUE 05/06/2009
04/04/09 — Instructed assoc. to respond to office action as proposed.
04/01/09 — Received office action.
03/25/08 — Sent Declaration to assoc.
02/22/08 — Sent Statutory Declaration to SKX for signature.
01/29/08 — Assoc. confirmed filing of application.
01/28/08 — Instructed assoc. to file application.
MEXICO: CALI BITS (Our Docket 18764)	Class 25 — Footwear.	886957 10/04/2007	Not registered	CLOSED PER MAL EMAIL OF 03/19/2008
03/19/08 — Advised assoc. SKX will abandon application.
11/01/07 — Received filing receipt from assoc.
09/28/07 — Instructed assoc. to file application.
09/28/07 — Received instructions to file application.
MEXICO CALI BITS (Our Docket 19113)	Class 26 — Ornaments for footwear and apparel.	910752 01/31/2008	1028686 01/30/2008	Compulsory Use by 01/28/2011 REGISTRATION RENEWAL DUE 01/30/2018 08/12/08 — Sent registration certificate to SKX.
MEXICO CALI BITS BY SKECHERS (Our Docket 19249)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments and apparel ornaments not of precious metal.	921870 03/19/2008	1035161 03/18/2008	Compulsory Use by 03/18/2011 REGISTRATION RENEWAL DUE 03/18/2018 07/31/08 — Sent registration certificate to SKX.
CALI BITS BY SKECHERS (Oval (Our Docket 19082)	Class 26 — Ornaments for apparel.	921860 03/19/2008	1043802 03/19/2008	REGISTRATION RENEWAL DUE 03/16/2018 12/17/08 — Sent registration certificate to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
PANAMA CALI BITS (Our Docket 19083)	Class 26 — Ornaments for footwear and apparel.	168239 01/30/2008	168239 01/29/2008	Compulsory Use by 01/29/2013 REGISTRATION RENEWAL DUE 01/29/2018 10/23/08 — Sent registration certificate to SKX.
PHILIPPINES CALI BITS (Our Docket 19084)	Class 26 — Ornaments for footwear and apparel.	4-2008-001361 02/04/2008	4-2008-001361 07/07/2008	1ST DAU DUE 02/04/2011 2ND DAU DUE 07/07/2014 REGISTRATION RENEWAL DUE 07/07/2018 03/27/09 — Sent registration to assoc. Class 26 — Ornaments for footwear and apparel.
PERU CALI BITS (Our Docket 19124)	Class 26 — Ornaments for footwear and apparel.	343512 02/06/2008	140283 07/08/2008	Compulsory Use By 07/08/2011 REGISTRATION RENEWAL DUE 07/07/2018 09/04/08 — Sent registration certificate to SKX.
RUSSIA Madrid Protocol CALI BITS (Our Docket 19079)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	A0011214 01/31/2008	Pending registration... 954759 01/31/2008	Under the Russian trademark system, any mark granted protection may be invalidated within five years after the date of publication, i.e., April 10, 2013.
09/24/08 — Received certificate of registration.
01/31/08 — Received automated approval of certification.
01/31/08 — Filed Madrid Protocol application with PTO.
SAUDI ARABIA CALI BITS (Our Docket 19085)	Class 26 — Ornaments for footwear and apparel.	126552 01/30/2008	Not registered	Opposition Period Ends 04/23/2009 02/01/09 — Received notice of publication. 01/30/08 — Received filing, particulars from assoc. 01/28/08 — Instructed assoc. to file application.
SERBIA Madrid Protocol CALI BITS (Our Docket 19135)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	A0011214 01/31/2008	Pending registration... 954759 01/31/2008	Montenegro does not use the opposition system. The IP Office will examine the mark on both absolute and relative grounds. The IP Office could issue a provisional refusal w/in one year of the publication date. Thus, the trademark should be registered if no refusal is received by April 10, 2009. We should request a validity certificate from the IP Office on June 10, 2009 to confirm registration.
09/24/08 — Received certificate of registration.
01/31/08 — Received automated approval of certification.
01/31/08 — Filed Madrid Protocol application with PTO.
SINGAPORE Madrid Protocol	Class 26 — Ornaments for	A0011214 01/31/2008	954759 01/31/2008	09/24/08 — Received certificate of registration. 05/30/08 — Received notice of publication.

710

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
CALI BITS (Our Docket 19132)	footwear and apparel, namely, shoe ornaments not of precious metal.			01/31/08 — Received automated approval of certification. 01/31/08 — Filed Madrid Protocol application with PTO.
SOUTH AFRICA CALI BITS (Our Docket 19086)	Class 26 — Ornaments for footwear and apparel.	2008/01959 01/29/2008	Not registered	Opposition Period Ends 05/25/2009
01/26/09 — Received notice of publication date of 02/25/2009.
02/22/08 — Received filing receipt from assoc.
01/29/08 — Assoc. confirmed filing of application.
01/28/08 — Instructed assoc: to file application.
SWITZERLAND Madrid Protocol CALI BITS (Our Docket 19130)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments no. of precious metal.	A0011214 01/31/2008	Pending registration ... 954759 01/31/2008	FILE CLOSED PER JIM EMAIL OF 05/12/2009 05/12/09 — Received instructions to abandon application. 05/08/09 — Received office action.
TAIWAN CALI BITS (Our Docket 19087)	Class 26 — Ornaments for footwear and apparel.	97004469 01/29/2008	1328879 09/16/2008	Compulsory Use Date 09/14/2011 REGISTRATION RENEWAL DUE 09/14/2018 10/16/08 — Sent registration certificate to SKX.
THAILAND CALI BITS (Our Docket 19088)	Class 26 — Ornaments for footwear and apparel.	685669 01/29/2008	TM287403 01/29/2008	REGISTRATION RENEWAL DUE 01/26/2018 11/19/08 — Sent registration certificate to SKX.
TURKEY Madrid Protocol CALI BITS (Our Docket 19080)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	A0011214 01/31/2008	Pending registration... 954759 01/31/2008	Opposition Period Expires 10/14/2008
10/13/08 — Requested status from assoc.
09/24/08 — Received certificate of registration.
08/19/08 — Received notice of publication.
01/31/08 — Received automated approval of certification.
01/31/08 — Filed Madrid Protocol application with PTO.
UKRAINE Madrid Protocol CALI BITS (Our Docket 19131)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	A0011214 01/31/2008	Pending registration... 954759 01/31/2008	09/24/08 — Received certificate of registration. 01/31/08 — Received automated approval of certification. 01/31/08 — Filed Madrid Protocol application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
UNITED ARAB EMIRATES CALI BITS (Our Docket 19089)	Class 26 — Ornaments for footwear and apparel.	106533 02/03/2008	Not registered	02/05/08 — Received filing particulars from assoc. 01/31/08 — Assoc. confirmed instructions. 01/28/08 — Instructed assoc. to file application.
VIETNAM Madrid Protocol CALI BITS (Our Docket 19133)	Class 26 — Ornaments for footwear and apparel, namely, shoe ornaments not of precious metal.	A0011214 01/31/2008	Pending registration... 954759 01/31/2008	12/20/08 — Period for opposition ended. 09/24/08 — Received certificate of registration. 01/31/08 — Received automated approval of certification. 01/31/08 — Filed Madrid Protocol application with PTO.
VENEZUELA CALI BITS (Our Docket 19090)	Class 26 — Ornaments for footwear and apparel	1703-2008 01/31/2008	Not registered	02/27/09 — Assoc. confirmed the application has matured to registration.
07/31/08 — Received notice of publication.
03/04/08 — Received filing receipt from assoc.
01/28/08 — Assoc. confirmed instructions.
01/28/08 — Instructed assoc. to file application.

SKECHERS J.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
CALI GEAR
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States (Our Docket 17525)	Class 25 — Footwear	78/947,432 08/08/2006	3,255,968 06/26/2007	8&15 DUE 06/26/2013 RENEWAL DUE 06/26/2017 07/03/07 — Sent original certificate to SKX. Class 25 — Footwear.

United States (Our Docket 18561)	Class 25 — Apparel, namely, shirts, sweaters, tops, trousers, pants, shorts, jackets, coats, pullovers, underwear, headwear, hats, caps, visors, socks, belts, gloves and wristbands.	77/233,145 07/18/2007	Not registered	FILE CLOSED PER JIM EMAIL OF 02/23/2009 RESPONSE TO OFFICE ACTION DUE 08/20/2009 02/23/09 — Received instructions to close file. 02/20/09 — Received office action.

United States (Our Docket 18829)	Class 25 — Headwear	Not filed	Not registered	03/10/09 — Reminder.
01/18/09 — Reminder.
12/15/08 — Reminder.
09/08/08 — Reminder.
02/14/08 — Reminder.
12/04/07 — Reminder.
11/04/07 — Req. first use dates and specimens.
10/18/07 — Received instructions to file trademark.

United States (Our Docket 18830)	Class 18 — Leather and non-leather bags, namely, purses, handbags, tote bags, fanny packs, wallets, gym bags, sport	77/323,886 11/07/2007	Not registered	2nd RET OR SOU DUE 01/22/2010
05/01/09 — Received Notice of Approval of 2nd RET.
04/24/09 — Filed 2nd RET with PTO.
01/26/09 — Received approval of 1st RET.
01/16/09 — Filed 1st RET with PTO.
10/15/08 — Sent reminder.
07/28/08 — Received Notice of Allowance from PTO.
04/16/08 — Received Notice of Publication from PTO.
02/27/08 — Filed response to office action with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
	bags, duffle bags, rolling bags, messenger bags, backpacks, luggage, and shopping bags.			02/22/08 — Received office action from PTO. 11/07/07 — Filed trademark application with PTO. 10/24/07 — Sent ITU application to SKX. 10/18/07 — Received instructions to file trademark.

Madrid Protocol general file: 19025

		Application No./	Registration No./
Country	Goods	Filing Date	Registration Date	Status
Australia (Our Docket 18892)	Class 25 — Footwear and apparel.	1215523 12/13/2007	Not registered	COMPULSORY USE DUE 12/12/2012 REGISTRATION RENEWAL DUE 12/12/2017 05/27/08 — Sent registration certificate to SKX. Class 25 — Footwear and apparel.

Australia (Our Docket 19026)	Class 25 — Footwear.		Pending reg... 954753 01/30/2008	CLOSED

Brazil (Our Docket 18673)	Class 25 — Footwear.	829324100 n/a	Not registered	01/11/08 — Received filing receipt from assoc. 09/05/07 — Assoc. confirmed filing of application. 08/27/07 — Assoc. confirmed receipt of instructions. 08/27/07 — Instructed assoc. to file application.

Canada (Our Docket 18091)	Class 25 — Footwear.	1,340,462 03/22/2007	TMA 723957 09/17/2008	REGISTRATION RENEWAL DUE 09/17/2023 10/02/08 — Sent registration certificate to SKX.

Canada (Our Docket 18164)	Class 25 — Apparel.	1,340,111 03/20/2007	Not registered	DECLARATION OF USE DUE 03/20/2010
12/15/08 — Sent reminder.
02/04/08 — Sent declaration to SKX for signature.
01/30/08 — Received declaration of use from assoc.
09/24/07 — Received notice of publication from assoc.
08/14/07 — Assoc. confirmed the application has been approved and is scheduled for opposition.
06/29/07 — Assoc. confirmed filing response to office action.
06/22/07 — Advised SKX the term “gear” should be disclaimed.
06/21/07 — Received office action from assoc.
04/25/07 — Received filing receipt from assoc.
03/17/07 — Instructed assoc. to file an application for apparel only.

Chile (Our Docket 18893)	Class 25 — Footwear and apparel.	800020 12/18/2007	Not registered	05/14/08 — Assoc. confirmed the application has been accepted to registration.
04/07/08 — Assoc. confirmed filing of certified copy.
03/07/08 — Published in the official gazette.
02/13/08 — Assoc. confirmed filing of certified copy.
02/07/08 — Sent certified copy to assoc.
01/08/08 — Assoc. confirmed filing of application.
12/12/07 — Instructed assoc. to file application.

China (Our Docket 18608)	Class 25 — Footwear, apparel, football shoes, hosiery,	6208506 08/07/2007	Not registered	10/31/07 — Received filing receipt from assoc. 08/08/07 — Assoc. confirmed filing of application. 08/03/07 — Instructed assoc. to file application.

		Application No./	Registration No./
Country	Goods	Filing Date	Registration Date	Status
gloves [clothing], caps [headwear], scarves, bathing suits, waterproof clothing.

COLOMBIA (Our Docket 19021)	Class 25 — Footwear.	08006598 01/24/2008	363002 10/15/2008	REGISTRATION RENEWAL DUE 10/15/2018 01/13/09 — Sent registration certificate to SKX.

CROATIA Madrid Protocol (Our Docket 19027)	Class 25 — Footwear.	A0011182 01/30/2008	Not registered	01/30/08 — Received approval of certification from PTO. 01/30/08 — Filed application with PTO.

CTM (Our Docket 17886)	Class 25 — Footwear and apparel	005544689 12/11/2006	5544689 12/11/2006	RENEWAL DUE 12/10/2016 12/31/07 — Sent original registration certificate to SKX.

Ecuador (Our Docket 19062)	Class 25 — Footwear.	194552 01/29/2008	4559-08 05/13/2008	Compulsory Use by 05/13/2011 REGISTRATION RENEWAL DUE 05/13/2018 08/28/08 — Sent registration certificate to SKX.

Egypt (Our Docket 19064)	Class 25 — Footwear.	211752 01/24/2008	Not registered	03/18/09 — Assoc. confirmed payment of publication fee.
03/10/09 — Assoc. confirmed instructions.
03/09/09 — Instructed assoc. to pay publication fee.
03/08/09 — Assoc. confirmed the application has matured into registration.
03/07/08 — Assoc. confirmed filing of POA and certificate of incorporation.
02/11/08 — Received filing receipt from assoc.
01/23/08 — Instructed assoc. to file application.

Hong Kong (Our Docket 18894)	Class 25 — Footwear and apparel	301013084 12/13/2007	301013084 12/12/2007	COMPULSORY USE BY 12/10/2010 REGISTRATION RENEWAL DUE 12/12/2017 07/01/08 — Sent certificate to SKX.

India (Our Docket 19023)	Class 25 — Footwear.	1649182 02/01/2008	Not registered	Opposition Period Ends 02/14/2009 12/18/08 — Received notice of publication. 02/09/08 — Received filing receipt from assoc. 01/24/08 — Instructed assoc. to file application.

Indonesia (Our Docket 19065)	Class 25 — Footwear.	D00.2008.005002 02/13/2008	Not registered	03/11/08 — Received filing receipt from assoc.
02/13/08 — Assoc. confirmed filing of application.
02/11/08 — Assoc. confirmed receipt.
02/06/08 — Sent signed POA and assignment to assoc.
02/28/08 — Received POA and assignment for signature.
01/24/08 — Instructed assoc. to file application.

Israel	Class 25 —	207767	Not registered	05/18/09 — Assoc. confirmed the publication of application.

		Application No./	Registration No./
Country	Goods	Filing Date	Registration Date	Status
(Our Docket 19024)	Footwear.	01/24/2008	01/06/09 — Assoc. confirmed instructions.
12/29/08 — Instructed assoc. to file a response by disclaiming the words individually.
12/18/08 — Received office action.
02/13/08 — Received filing particulars from assoc.
01/24/08 — Assoc. confirmed filing of application.
01/24/08 — Instructed assoc. to file application.

Japan (Our Docket 18610)	Class 25 — Footwear	86350/2007 08/06/2007	5127657 04/11/2008	REGISTRATION RENEWAL DUE 04/11/2018 10/29/08 — Sent registration certificate to SKX.

Korea Madrid Protocol (Our Docket 19028)	Class 25 — Footwear.	A0011182 01/30/2008	Not registered	04/29/09 — Received instructions to close file. 04/13/09 — Received final decision of refusal from assoc. 01/30/08 — Received approval of certification from PTO. 01/30/08 — Filed application with PTO.

Kuwait (Our Docket 19063)	Class 25 — Footwear.	91804 01/28/2008	Not registered	05/12/09 — Received instructions to abandon the application if the Kuwaiti Registrar does not withdraw the condition.
04/19/09 — Assoc. proposed a meeting with the Kuwaiti Registrar to remove the undertaking conditions.
04/15/09 — Received email from SKX that they cannot undertake to not use any part of the trademark separately.
04/14/09 — Informed assoc. that SKX cannot undertake to not use any part of the trademark separately.
04/11/09 — Received notice of possible registration if certain conditions were met.
04/27/08 — Assoc. confirmed receipt.
04/21/08 — Sent legalized Authorization of Agent to assoc.
04/15/08 — Sent certified copy of application to assoc.
03/25/08 — Sent certified copies for legalization.
03/24/08 — Received returned certified copies. Requires legalization.
03/13/08 — Sent certified copies to SKX.
02/22/08 — Sent POA to SKX for signature.
01/28/08 — Received filing particulars from assoc.
01/24/08 — Instructed assoc. to file application.

Malaysia (Our Docket 19031)	Class 25 — Footwear.	08001542 01/25/2008	Not registered	03/06/09 — Received response to office action.
02/26/09 — Assoc. confirmed instructions.
02/19/09 — Instructed assoc. to response to office action.
02/17/09 — Received office action.
03/28/08 — Assoc. confirmed of statutory declaration.
03/25/08 — Sent notarized statutory declaration to assoc.
03/06/08 — Sent statutory declaration to SKX.
01/24/08 — Assoc. confirmed instructions to file application.
01/24/08 — Instructed assoc. to file application.

Mexico	Class 25 —	886958	Not registered	03/19/08 — Advised assoc. SKX will abandon application.

		Application No./	Registration No./
Country	Goods	Filing Date	Registration Date	Status
(Our Docket 18765)	Footwear	10/04/2007		11/01/07 — Received filing receipt from assoc. 09/28/07 — Sent search report to SKX. 09/20/07 — Received search report from assoc.

Mexico CALI GEAR BY SKECHERS (Our Docket 19246)	Class 25 — Footwear.	921868 03/19/2008	Not registered	09/29/08 — Assoc. confirmed filing a response to office action. 08/18/08 — Received office action. 05/06/08 — Received filing receipt. 03/17/08 — Instructed assoc. to file application.

Mexico CALI GEAR (bear Design) (Our Docket 19247)	Class 25 — Footwear.	921864 03/19/2008	Not registered	10/10/08 — Received notice of filing of response and received brief.
09/29/08 — Assoc. confirmed filing a response to office action.
08/18/08 — Received office action.
05/06/08 — Received filing receipt.
03/17/08 — Instructed assoc. to file application.

Mexico GALI GEAR BY SKECHERS (Bear Design) (Our Docket 19248)	Class 25 — Footwear.	921866 03/19/2008	Not registered	10/10/08 — Received notice of filing of response and received brief.
09/29/08 — Assoc. confirmed filing a response to office action.
08/18/08 — Received office action.
05/06/08 — Received filing receipt.
03/17/08 — Instructed assoc. to file application.

Montenegro Madrid Protocol (Our Docket 19059)	Class 25 — Footwear.	A0011182 01/30/2008	Not registered	01/30/08 — Received approval of certification from PTO. 01/30/08 — Filed application with PTO.

New Zealand	Class 25 —	781260	781260	COMPULSORY USE BY 07/16/2010

		Application No./	Registration No./
Country	Goods	Filing Date	Registration Date	Status
(Our Docket 18895)	Clothing, footwear, headgear.	12/13/2007	07/18/2007	REGISTRATION RENEWAL DUE 07/17/2017 07/07/08 — Sent certificate of registration to SKX.

Panama (Our Docket 18896)	Class 25 — Footwear and apparel	167783 01/11/2008	Not registered	This file will remain active until the mark CALI GEAR BY SKECHERS (docket 19392) is registered in Panama
Opposition Period Expires 10/30/2008
09/09/08 — Received Notice of Publication.
07/01/08 — Assoc. confirmed certified copy.
06/23/08 — Sent certified copy to assoc.
05/02/08 — Assoc. confirmed to not file appeal.
05/01/08 — SKX instructs to proceed as proposed.
04/28/08 — Received office action.
01/25/08 — Received filing receipt from assoc.
01/03/08 — Assoc. confirmed Certificate of Incorporation
12/28/07 — Sent Certificate of Incorporation to assoc.
12/06/07 — Received instructions to file application.

Panama CALI GEAR BY SKECHERS (Our Docket 19392)	Class 25 — Footwear and apparel.	170819 05/05/2008	170819 05/05/2008	REGISTRATION RENEWAL DUE 05/05/2018 05/05/09 — Sent registration to SKX.

Peru (Our Docket 19061)	Class 25 — Footwear.	342551 01/29/2008	Not registered	CLOSED PER JIM EMAIL OF 07/07/2008

Peru CALI GEAR BY SKECHERS (Our Docket 19521)	Class 25 — Footwear.	361109 07/21/2008	Not registered	FILE CLOSED PER JIM EMAIL OF 03/30/2009 APPEAL DUE 04/16/2009

Philippines (Our Docket 18897)	Class 25 — Footwear, and apparel.	4-2008-000176 01/04/2008	Not registered	U.S. REG. CERTIFIED COPY DUE 07/24/2009
08/11/08 — Received office action to file certified copy of U.S. registration.
06/27/08 — Assoc. confirmed receipt of certified copy.
06/23/08 — Sent certified copy to assoc.
06/03/08 — Sent signed POA to assoc.
04/22/08 — Ordered certified copy.
04/08/08 — Assoc. req. certified copy.
04/03/08 — Received office action.
02/01/08 — Received filing receipt from assoc.
12/12/07 — Assoc. confirmed receipt.
12/12/07 — Instructed assoc. to file application.

		Application No./	Registration No./
Country	Goods	Filing Date	Registration Date	Status
Saudi Arabia (Our Docket 19032)	Class 25 — Footwear.	126187 01/26/2008	Not registered	01/27/08 — Received filing particulars from assoc. 01/24/08 — Instructed assoc. to file application.

Serbia Madrid Protocol (Our Docket 19060)	Class 25 — Footwear.	A0011182 01/30/2008	Not registered	01/30/08 — Received approval of certification from PTO. 01/30/08 — Filed application with PTO.

Singapore Madrid Protocol (Our Docket 19057)	Class 25 — Footwear.	A0011182 01/30/2008	Not registered	OPPOSITION PERIOD ENDS 06/11/2008
05/05/08 — Received notice of publication from the Singapore Trademark Office.
01/30/08 — Received approval of certification from PTO.
01/30/08 — Filed application with PTO.

Taiwan (Our Docket 18898)	Class 25 — Footwear and apparel.	96058867 12/14/2007	01335261 11/01/2008	Compulsory Use Due 10/31/2011 REGISTRATION RENEWAL DUE 10/31/2018 11/18/08 — Sent registration certificate to SKX.

Russia Madrid Protocol (Our Docket 19029)	Class 25 — Footwear	A0011182 01/30/2008	Not registered	01/30/08 — Received approval of certification from PTO. 01/30/08 Filed application with PTO.

South Africa (Our Docket 19033)	Class 25 — Footwear.	2008/01693 01/24/2008	Not registered	11/17/08 — Instructed assoc. to disclaim the word “gear” to overcome office action.
11/16/08 — Received office action.
02/22/08 — Received filing receipt from assoc.
01/24/08 — Assoc. confirmed filing of application.
01/24/08 — Instructed assoc. to file application.

Switzerland Madrid Protocol (Our Docket 19055)	Class 25 — Footwear	A0011182 01/30/2008	Not registered	FILE CLOSED PER JIM EMAIL OF 05/12/2009 05/12/09 — Received instructions to abandon application. 05/08/09 — Received office action.

Thailand (Our Docket 19034)	Class 25 — Footwear, namely, sport shoes, leather shoes, sneakers, canvas boots, slippers and sandals.	685668 01/29/2008	TM287084 01/29/2008	REGISTRATION RENEWAL DUE 01/26/2018 11/19/08 — Sent registration certificate to SKX.

Turkey Madrid Protocol (Our Docket 19030)	Class 25 — Footwear	A0011182 01/30/2008	Pending reg... 954753 01/30/2008	Opposition Period Ends 02/12/2009 01/15/09 — Received Statement Grant of Protection from wipo. 03/31/08 — Received Certificate of Registration. 01/30/08 — Received approval of certification from PTO.

		Application No./	Registration No./
Country	Goods	Filing Date	Registration Date	Status
01/30/08 — Filed application with PTO.

United Arab Emirates (Our Docket 19035)	Class 25 — Footwear.	106532 02/03/2008	Not registered	02/05/08 — Received filing particulars from assoc. 01/24/08 — Instructed assoc. to file application.

Ukraine Madrid Protocol (Our Docket 19056)	Class 25 — Footwear.	A0011182 01/30/2008	Not registered	01/30/08 — Received approval of certification from PTO. 01/30/08 — Filed application with PTO.

Venezuela (Our Docket 19036)	Class 25 — Footwear.	17042008 01/31/2008	Not registered	02/27/09 — Assoc. confirmed the application has matured into registration.
07/31/08 — Received notice of publication.
02/25/08 — Received filing receipt from assoc.
01/23/08 — Assoc. confirmed instructions.
01/23/08 — Instructed assoc. to file application.

Vietnam Madrid Protocol (Our Docket 19058)	Class 25 — Footwear.	A0011182 01/30/2008	Not registered	01/30/08 — Received approval of certification from PTO. 01/30/08 — Filed application with PTO.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
ELASTIKA
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States ELASTIKA (Our Docket 18838)	Class 16 — Cartoon prints, cartoon strips; comic books; comic strips.	77323098 11/06/2007	3,562,222 01/13/2009	DOU DUE 01/13/2015 REGISTRATION RENEWAL DUE 01/13/2019 01/26/09 — Sent registration certificate to SKX.

Class 25 — Footwear.

United States ELASTIKA (Our Docket 20334)	Class 09 — Pre recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	Not filed	Not registered	05/21/09 — Prepared and sent ITU application to SKX for signature. 05/20/09 — Received instructions to file application.

Class 41 — Entertainment in the nature of on-going television programs in the field of animated entertainment.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
CANADA (Our Docket 19096)	Class 25 — Footwear.	1,382,564 02/08/2008	Not registered	04/13/09 — Received notice of publication.
02/05/09 — Assoc. confirmed receipt of certified document and response to office action.
02/04/09 — Sent certified document to assoc.
01/20/09 — Instructed assoc. to comply as proposed.
01/19/09 — Received office action to amend ID of goods.
11/13/08 — Instructed assoc. to comply with the Examiner’s requirement.
11/10/08 — Received office action to submit certified copy of U.S. trademark registration when it issues.
03/31/08 — Received filing receipt from assoc.
02/08/08 — Assoc. confirmed filing of application.
02/07/09 — First use date is 12/31/2007.
01/29/08 — Instructed assoc. to file application.

CHINA ELASTIKA (Our Docket 18921)	Class 25 — Footwear.	6449279 12/20/2007	Not registered	03/28/08 — Received filing receipt.
02/20/08 — Assoc. confirmed receipt of certified copy.
02/13/08 — Sent certified copy to assoc.
01/25/08 — Received filing receipt from assoc.
12/21/07 — Assoc. confirmed filing of application.

CHINA ELASTIKA (Our Docket 19373)	Class 16 — Cartoon prints, cartoon strips; comic books; comic strips.	6449280 12/20/2007	Not registered	03/28/08 — Received filing receipt.

CTM (Our Docket 18965)	Class 16 — Cartoon prints, cartoon strips; comic books, comic strips.	6549463 01/02/2008	6549463 10/01/2008	REGISTRATION RENEWAL DUE 01/01/2018 11/05/08 — Sent registration certificate to SKX.

Class 25 — Footwear.

HONG KONG	Class 25 — Footwear.	301043216 01/30/2008	301043216 08/27/2008	Compulsory Use by 01/28/2011 REGISTRATION RENEWAL DUE 01/29/2018

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 19097)				08/13/08 — Sent original registration certificate to SKX.

JAPAN (Our Docket 18966)	Class 16 — Cartoon prints, cartoon strips; comic books; comic strips.	261/2008 01/07/2008	5208652 02/27/2009	REGISTRATION RENEWAL DUE 02/27/2019 03/27/09 — Sent registration certificate to SKX.

(Divisional) JAPAN (Our Docket 19570)	Class 25	Not filed	Not registered	09/23/08 — Assoc. anticipates office action sometime in February 2009.
08/23/08 — A search conducted by the assoc. revealed there is a mark ELASTICA (katakana) with an earlier filing date.
08/08/08 — Assoc. confirmed filing of divisional application in class 25.
08/04/08 — Assoc. confirmed instructions.
08/04/08 — Instructed assoc. to file divisional application.

MEXICO (Our Docket 19014)	Class 25 — Footwear.	910749 01/31/2008	Not registered	10/28/08 — Received response to office action.
10/08/08 — Assoc. confirmed instructions.
10/07/08 — Instructed assoc. to respond to office action.
10/07/08 — Received instructions to overcome rejection.
10/04/08 — Advised SKX to abandon application.
08/03/08 — Assoc. confirmed request for new extension.
07/31/08 — Instructed assoc. to obtain extension.
07/28/08 — Sent reminder to SKX.
06/26/08 — Proposed strategy to SKX.
06/25/08 — Received office action.
06/09/08 — Assoc. confirmed filing of certified copy.
04/09/08 — Assoc. confirmed receipt of certified coy.
04/08/08 — Sent certified copy to assoc.
03/28/08 — Ordered certified copy.
02/22/08 — Received filing receipt from assoc.
01/30/08 — Assoc. confirmed receipt of instructions.
01/29/08 — Instructed assoc. to file application.

MEXICO (Our Docket 19268)	Class 16 — Cartoon prints; cartoon strips; comic books; comic strips.	910748 01/31/2008	1040426 01/31/2008	REGISTRATION RENEWAL DUE 12/29/2017 10/08/08 — Sent registration certificate to SKX.

PHILIPPINES (Our Docket 19017)	Class 16 — n/a. Class 25 — Footwear.	4-2008-001367 02/04/2008	Not registered	05/05/09 — Assoc. confirmed notice of issuance. Assoc. confirmed payment of issuance fee.
Opposition Period Ends 04/12/2009
03/18/09 — Received notice of publication.
03/09/09 — Instructed assoc. to pay publication fee.
03/05/09 — Received Notice of Allowance and Payment of Publication Fee.
02/10/09 — Assoc. confirmed receipt of certified document.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
02/03/09 — Sent certified copy of U.S. registration to assoc.
11/11/08 — Received office action to submit certified document.
08/07/08 — Assoc. confirmed instructions.
08/06/08 — Instructed assoc. to file a 12 month extension.
08/06/08 — Received reminder to file certified copy.
05/14/08 — Assoc. obtained extension to file certified copy.
05/13/08 — Instructed assoc. to respond to office action.
05/11/08 — Received office action.
04/01/08 — Assoc. confirmed receipt of signed POA.
03/28/08 — Assoc. confirmed receipt of certified copy.
03/25/08 — Sent signed POA to assoc.
03/13/08 — Sent certified copy.
03/03/08 — Received filing receipt from assoc.
02/22/08 — Ordered certified copy.
02/22/08 — Sent POA to SKX for signature.
01/31/08 — Assoc. confirmed instructions.
01/30/08 — Req. assoc. to file application.

TAIWAN (Our Docket 19098)	Class 25 — Footwear.	97004703 01/30/2008	01326541 09/01/2008	Compulsory Use by 09/01/2011 REGISTRATION RENEWAL DUE 09/01/2018 09/15/08 — Sent registration certificate to SKX.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
HOT-LIGHTS
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States HOT- LIGHTS (Our Docket 19453)	Class 25 — Footwear	77/504,685 06/20/2008	3,592,868 03/17/2009	DOU DUE 03/17/2015 REGISTRATION RENEWAL DUE 03/17/2019 03/23/09 — Sent registration certificate to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia Madrid Protocol (Our Docket 19678)	Class 25 — Footwear.	A0013863 09/17/2008	Pending reg... 983895 09/17/2008	Opposition Period Ends 04/15/2009 12/29/08 — Received Certificate of Registration. 09/17/08 — Filed application with PTO. 09/09/08 — Received instructions to file application.

Brazil (Our Docket 19659)	Class 25 — Footwear.	829957111 09/11/2008	Not registered	Opposition Period Ends 04/13/2009
02/16/09 — Received notice of publication.
01/27/09 — Application was assigned no. 829957111.
01/12/09 — Assoc. confirmed submission of certified document and POA.
11/21/08 — Assoc. confirmed receipt of certified copy.
11/17/08 — Sent certified copy to assoc.
10/06/08 — Received filing receipt.
09/12/08 — Assoc. confirmed filing of application.
09/10/08 — Instructed assoc. to file application.

Canada (Our Docket 19660)	Class 25 — Footwear.	1,411,377 09/19/2008	Not registered	CERTIFIED COPY OF U.S. REG. DUE 09/19/2009
05/26/09 — Received office action.
09/23/08 — Received filing receipt.
09/16/08 — Instructed assoc. to file application.
09/15/08 — Received first use dates of 07/15/2008 from SKX.
09/11/08 — Requested first use dates.
09/09/08 — Received instructions to file application.

Chile (Our Docket 19661)	Class 25 — Footwear.	837297 09/15/2008	Not registered	03/27/09 — Assoc. confirmed the application has been accepted to registration on March 20, 2009.
Opposition Period Expires 01/27/2009
12/12/08 — Assoc. confirmed filing of certified copy.
12/10/08 — Assoc. confirmed notice of publication.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
11/19/08 — Assoc. confirmed receipt.
11/17/08 — Sent certified copy to assoc.
09/25/08 — Received filing receipt.
09/12/08 — Assoc. confirmed instructions.
09/12/08 — Instructed assoc. to file application.

China Madrid Protocol (Our Docket 19679)	Class 25 — Footwear.	A0013863 09/17/2008	Pending reg... 983895 09/17/2008	12/29/08 — Received Certificate of Registration. 09/17/08 — Filed application with PTO. 09/09/08 — Received instructions to file application.

Colombia (Our Docket 19662)	Class 25 — Footwear.	08097153 09/15/2008	Not registered	Opposition Period Ends 05/15/2009
04/20/09 — Received notice of publication.
12/03/08 — Assoc. confirmed filing of certified document.
11/18/08 — Sent certified copy to assoc.
10/17/08 — Received office action to submit certified copy.
09/19/08 — Assoc. requests certified copy.
09/16/08 — Received filing receipt.
09/12/08 — Instructed assoc. to file application.

Croatia Madrid Protocol (Our Docket 19663)	Class 25 — Footwear.	A0013863 09/17/2008	Pending reg... 983895 09/17/2008	12/29/08 — Received Certificate of Registration. 09/17/08 — Filed application with PTO. 09/09/08 — Received instructions to file application.

CTM Madrid Protocol (Our Docket 19680)	Class 25 — Footwear.	A0013863 09/17/2008	Pending reg... 983895 09/17/2008	Opposition Period Ends 09/09/2009 12/29/08 — Received Certificate of Registration. 09/17/08 — Filed application with PTO. 09/09/08 — Received instructions to file application.

Hong Kong (Our Docket 19664)	Class 25 — Footwear.	301203380 09/18/2008	301203380 09/18/2008	REGISTRATION RENEWAL DUE 09/17/2018 04/29/09 — Sent registration certificate to SKX.

India (Our Docket 19665)	Class 25 — Footwear.	T21913 09/24/2008	Not registered	12/08/08 — Received filing receipt.
11/21/08 — Assoc. confirmed receipt of certified document.
11/16/08 — Sent certified copy to assoc.
09/15/08 — Assoc. confirmed instructions.
09/12/08 — Instructed assoc. to file application.

Israel (Our Docket 19666)	Class 25 — Footwear.	214842 09/14/2008	Not registered	11/27/08 — Assoc. confirmed filing of certified document.
11/18/08 — Sent certified copy to assoc.
11/04/08 — Assoc. confirmed a POA is no longer needed.
11/03/08 — Requested POA form.
09/24/08 — Received filing particulars.
09/15/08 — Assoc. confirmed filing of application.
09/12/08 — Instructed assoc. to file application.

Japan Madrid Protocol (Our Docket 19681)	Class 25 — Footwear.	A0013863 09/17/2008	Pending reg... 983895 09/17/2008	12/29/08 — Received Certificate of Registration. 09/17/08 — Filed application with PTO. 09/09/08 — Received instructions to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Korea Madrid Protocol (Our Docket 19682)	Class 25 — Footwear.	A0013863 09/17/2008	Pending reg... 983895 09/17/2008	12/29/08 — Received Certificate of Registration. 09/17/08 — Filed application with PTO. 09/09/08 — Received instructions to file application.

Malaysia (Our Docket 19667)	Class 25 — Footwear.	08018788 09/17/2008	Not registered	11/21/08 — Assoc. confirmed receipt of both documents.
11/18/08 — Sent signed POA and Declaration to SKX.
11/14/08 — Received signed POA from SKX.
11/05/08 — Sent POA to SKX for signature.
10/09/08 — Received filing receipt.
09/17/08 — Assoc. confirmed filing of application.
09/12/08 — Instructed assoc. to file application.

Mexico (Our Docket 19668)	Class 25 — Footwear.	962788 09/23/2008	1083883 09/23/2008	REGISTRATION RENEWAL DUE 09/21/2018 04/21/09 — Sent registration certificate to SKX. Class 25 — Footwear.

New Zealand (Our Docket 19669)	Class 25 — Footwear.	796070 09/16/2008	796070 06/20/2008	REGISTRATION RENEWAL DUE 06/20/2018 04/08/09 — Sent registration certificate to client.

Panama (Our Docket 19670)	Class 25 — Footwear.	174833 09/15/2008	Not registered	Opposition Period Ends 06/01/2009
04/29/09 – Received notice of publication.
12/04/08 — Assoc. confirmed filing of certified copy.
11/20/08 — Assoc. confirmed receipt of certified copy.
11/18/08 — Sent certified copy to assoc.
09/16/08 — Received filing receipt.
09/12/08 — Instructed assoc. to file application.

Philippines (Our Docket 19671)	Class 25 — Footwear.	4-2008-011323 09/17/2008	Not registered	04/15/09 — Assoc. confirmed receipt of certified document.
04/08/09 — Sent certified document to assoc.
03/25/09 — Ordered certified copy of U.S. registration.
02/10/09 — Instructed assoc. to request extension.
02/10/09 — Received office action instructing to file certified copy of U.S. registration.
12/17/08 — Instructed assoc. to respond to the office action as proposed.
11/27/08 — Assoc. confirmed receipt of signed POA and certified copy.
11/17/08 — Sent signed POA and certified copy to assoc.
11/14/08 — Received signed POA.
11/05/08 — Sent POA to SKX for signature.
09/22/08 — Received filing receipt.
09/15/08 — Assoc. confirmed instructions.
09/12/08 — Instructed assoc. to file application.

Russia Madrid Protocol	Class 25 — Footwear.	A0013863 09/17/2008	Pending reg... 983895 09/17/2008	12/29/08 — Received Certificate of Registration. 09/17/08 — Filed application with PTO. 09/09/08 — Received instructions to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 19683)
Saudi Arabia (Our Docket 19672)	Class 25 — Footwear.	135281 09/13/2008	Not registered	12/31/08 — Assoc. confirmed receipt of certified copy.
12/23/08 — Sent reminder to confirm certified copy.
11/18/08 — Sent certified copy to assoc.
09/14/08 — Received filing particulars.
09/12/08 — Instructed assoc. to file application.

South Africa (Our Docket 19673)	Class 25 — Footwear.	2008/21418 09/12/2008	Not registered	11/26/08 — Assoc. confirmed receipt of certified document. 11/18/08 — Sent certified copy to assoc. 09/12/08 — Assoc confirmed filing of application. 09/11/08 — Instructed assoc. to file application.

Taiwan (Our Docket 19674)	Class 25 — Footwear.	97043034 09/12/2008	Not registered	05/31/09 — Assoc. confirmed instructions.
05/28/09 — Instructed assoc. to pay registration fee.
04/20/09 — Received registration fee payment request.
11/27/08 — Assoc. confirmed filing of certified document.
11/18/08 — Sent certified copy to assoc.
09/16/08 — Received filing receipt.
09/11/08 — Assoc. confirmed instructions.
09/11 /08 — Instructed assoc. to file application.

Thailand (Our Docket 19675)	Class 25 — Shoes (except sport shoes), sport shoes, sneakers; sandals, slippers, and boots:	708322 09/17/2008	Not registered	12/02/08 — Assoc. confirmed filing of certified documents.
11/20/08 — Assoc. confirmed receipt of documents.
11/18/08 — Sent certified copy and Declaration to assoc.
11/14/08 — Received signed declaration.
11/05/08 — Sent declaration to SKX for signature.
09/20/08 — Received filing particulars.
09/15/08 — Received amendment of ID of goods from assoc.
09/12/08 — Assoc. confirmed instructions.
09/11/08 — Instructed assoc. to file application.

Turkey Madrid Protocol (Our Docket 19684)	Class 25 — Footwear.	A0013863 09/17/2008	Pending reg... 983895 09/17/2008	12/29/08 — Received Certificate of Registration. 09/17/08 — Filed application with PTO. 09/09/08 — Received instructions to file application.

United Arab Emirates (Our Docket 19676)	Class 25 — Footwear.	119417 09/17/2008	Not registered	12/03/08 — Assoc. confirmed receipt of certified document.
11/17/08 — Sent certified copy to assoc.
10/28/08 — Ordered certified copy.
09/18/08 — Received filing particulars.
09/11/08 — Instructed assoc. to file application.

Venezuela (Our Docket 19677)	Class 25 — Footwear.	19759-2008 10/07/2008	Not registered	03/12/09 — Assoc. confirmed publication of application.
12/15/08 — Assoc. confirmed filing of certified copy.
11/21/08 — Assoc. confirmed receipt of certified copy.
11/19/08 — Sent certified copy to assoc.
09/12/08 — Assoc. confirmed instructions to file application.
09/11/08 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
HYDEE AND THE HY TOPS
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States HY TOP (Our Docket 19165)	Class 16 — Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	77/554,133 08/22/2008	Not registered	1ST RET OR SOU DUE 09/10/2009
03/12/09 — Received Notice of Allowance.
FOREIGN FILING DUE 02/22/2009
12/02/08 — Received Notice of Publication.
08/22/08 — Filed application with PTO.
08/21/08 — Received signed application from SKX.
08/04/08 — Sent reminder.
02/14/08 — Sent application for signature.
02/13/08 — Received instructions to file application.

United States HYDEE (Our Docket 19562)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	77/531,017 07/24/2008	Not registered	1ST RET OR SOU DUE 09/10/2009
03/12/09 — Received Notice of Allowance
FOREIGN FILING EXPIRES 01/24/2009
12/02/08 — Received Notice of Publication.
07/24/08 — Filed application with PTO.
07/24/08 — Received signed application from SKX.
07/23/08 — Sent application to SKX for signature.
07/23/08 — Received instructions to open file.

Class 25 — Footwear.

United States HYDEE AND THE HY TOPS (Our Docket 19563)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels	77/531,074 07/24/2008	Not registered	1ST SOU OR RET DUE 09/24/2009
03/22/09 — Received Notice of Allowance.
12/16/08 — Received Notice of Publication.
11/11 /08 — Filed response to office action.
11/10/08 — Received instructions to disclaim the term “hi-tops”.
11/06/08 — Received Office Action from PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
	and printed stories in illustrated form featured in books and magazines.			07/24/08 — Filed application with PTO. 07/24/08 — Received signed application from SKX. 07/23/08 — Sent application to SKX for signature. 07/23/08 — Received instructions to open file.

Class 25 — Footwear.

United States HYDEE AND THE HY TOPS (Our Docket 20002)	Class 41 — Live entertainment in the nature of musical shows and live performances by a musical band.	77667,598 02/10/2009	Not registered	FOREIGN FILING DUE 08/10/2009
05/26/09 — Notice of Publication.
04/16/09 — Filed response to office action.
04/08/09 — Received office action.
02/10/09 — Filed application with PTO.
02/10/09 — Received signed application.
01/27/09 — Sent reminder.
01/14/09 — Sent application to SKX for signature.

Class 09 — Pre-recorded digital media featuring musical performances and pre-recorded video musical performances.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia Madrid Protocol (Our Docket 19736)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	A0013962 09/26/2008	Pending registration... 983904 09/26/2008	12/29/08 — Received Certificate of Registration from WIPO. 09/26/08 — Filed Madrid Protocol application with PTO. 09/14/08 — Received instructions to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Class 25 — Footwear.

Brazil (Our Docket 19718)	Class 25 — Footwear.	829973095 09/17/2008	Not registered	02/18/09 — Received notice of publication.
02/09/09 — Received filing particulars.
12/22/08 — Assoc. confirmed receipt of certified copy.
12/16/08 — Sent certified copy to assoc.
10/06/08 — Received filing receipt.
09/17/08 — Assoc. confirmed filing of application.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Brazil (Our Docket 19825)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	829973087 09/17/2008	Not registered	02/18/09 — Received notice of publication.
02/09/09 — Received filing particulars.
12/22/08 — Assoc. confirmed receipt of certified copy.
12/16/08 — Sent certified copy to assoc.
10/06/08 — Received filing receipt.
09/17/08 — Assoc. confirmed filing of application.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Canada (Our Docket 19719)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	1,411,378 09/23/2008	Not registered	CERTIFIED COPY OF U.S. REGISTRATION DUE 09/19/09
RESPONSE TO OFFICE ACTION DUE 09/19/2009
05/26/09 — Received office action.
09/23/08 — Received filing receipt.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Chile (Our Docket 19720)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in	838008 09/23/2008	Not registered	04/13/09 — Received notice that the application has matured into registration.
Opposition Period Expires 02/09/2009
12/30/08 — Assoc. confirmed submission of certified document.
12/30/08 — Assoc. confirmed notice of publication.
11/19/08 — Assoc. confirmed receipt of certified copy.
11/17/08 — Sent certified copy to assoc.
09/25/08 — Received filing receipt.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
	illustrated form featured in books and magazines. Class 25 — Footwear.			09/16/08 — Instructed assoc. to file application. 09/14/08 — Received instructions to file application.

China Madrid Protocol (Our Docket 19737)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	A0013962 09/26/2008	Pending registration... 983904 09/26/2008	12/29/08 — Received Certificate of Registration from WIPO. 09/26/08 — Filed Madrid Protocol application with PTO. 09/14/08 — Received instructions to file application.

Colombia (Our Docket 19721)	Class 25 — Footwear.	08098839 09/18/2008	Not registered	Opposition Period Ends 05/15/2009
04/22/09 — Received notice of publication.
12/03/08 — Assoc. confirmed filing of certified copy.
11/20/08 — Assoc. confirmed receipt of certified copy.
11/18/08 — Sent certified copy to assoc.
10/07/08 — Received filing receipt.
09/19/08 — Received filing particulars.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Colombia (Our Docket 19763)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	08098839 09/18/2008	Not registered	Opposition Period Ends 05/15/2009
04/22/09 — Received notice of publication.
12/03/08 — Assoc. confirmed filing of certified copy.
11/20/08 — Assoc. confirmed receipt of certified copy.
11/18/08 — Sent certified copy to assoc.
10/07/08 — Received filing receipt.
09/19/08 — Received filing particulars.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Croatia Madrid Protocol (Our Docket 19738)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	A0013962 09/26/2008	Pending registration... 983904 09/26/2008	12/29/08 — Received Certificate of Registration from WIPO. 09/26/08 — Filed Madrid Protocol application with PTO. 09/14/08 — Received instructions to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
CTM Madrid Protocol (Our Docket 19739)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	A0013962 09/26/2008	Pending registration... 983904 09/26/2008	Opposition Period Expires 09/09/2009
12/29/08 — Received Certificate of Registration from WIPO.
09/26/08 — Filed Madrid Protocol application with PTO.
09/14/08 — Received instructions to file application.

Hong Kong (Our Docket 19722)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	301204677 09/19/2008	3001204677 09/19/2008	REGISTRATION RENEWAL DUE 09/17/2018 03/27/09 — Sent registration certificate to SKX.

Class 25 — Footwear.

India (Our Docket 19723)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	T29162M 10/01/2008	Not registered	11/21/08 — Assoc. confirmed receipt of certified copy.
11/17/08 — Sent certified copy to assoc.
10/17/08 — Received filing receipt.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Israel (Our Docket 19724)	Class 25 — Footwear.	214986 09/21/2008	Not registered	11/26/08 — Assoc. confirmed filing of certified document.
11 /18/08 — Sent certified copy to assoc.
09/22/08 — Assoc. confirmed instructions.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Israel (Our Docket 19755)	Class 16 — Publications, namely comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	214987 09/21/2008	Not registered	11/26/08 — Assoc. confirmed filing of certified document.
11/18/08 — Sent certified copy to assoc.
09/22/08 — Assoc. confirmed instructions.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Japan Madrid Protocol (Our Docket 19740)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	A0013962 09/26/2008	Pending registration... 983904 09/26/2008	12/29/08 — Received Certificate of Registration from WIPO. 09/26/08 — Filed Madrid Protocol application with PTO. 09/14/08 — Received instructions to file application.

Korea Madrid Protocol (Our Docket 19741)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	A0013962 09/26/2008	Pending registration... 983904 09/26/2008	12/29/08 — Received Certificate of Registration from WIPO. 09/26/08 — Filed Madrid Protocol application with PTO. 09/14/08 — Received instructions to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Malaysia (Our Docket 19725)	Class 25 — Footwear.	08019073 09/22/2008 Priority date: 07/24/2008	Not registered	11/24/08 — Assoc. confirmed receipt of certified document and notarized declaration.
11/18/08 — Sent certified copy and notarized Declaration to assoc.
11/14/08 — Received notarized Declaration from SKX.
11/11/08 — Sent Declaration to SKX for signature.
10/21/08 — Received filing particulars
09/22/08 — Assoc. confirmed filing of application.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Malaysia (Our Docket 19841)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	08019072 09/22/2008 Priority date: 07/24/2008	Not registered	11/24/08 — Assoc. confirmed receipt of certified document and notarized declaration.
11/18/08 — Sent certified copy and notarized Declaration to assoc.
11/14/08 — Received notarized Declaration from SKX.
11/11/08 — Sent Declaration to SKX for signature.
10/21/08 — Received filing particulars
09/22/08 — Assoc. confirmed filing of application.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Mexico (Our Docket 19726)	Class 25 — Footwear.	962230 09/19/2008	1081501 09/19/2008	REGISTRATION RENEWAL DLUE 09/18/2018 03/27/09 — Sent registration certificate to SKX.

Mexico (Our Docket 19798)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	962229 09/19/2008	1081500 09/19/2008	REGISTRATION RENEWAL DLUE 09/18/2018 03/27/09 — Sent registration certificate to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
New Zealand (Our Docket 19727)	Class 16 — Publications, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	796278 09/18/2008	796278 07/24/2008	REGISTRATION RENEWAL DUE 07/24/2018 04/08/09 — Sent registration certificate to client.

Panama (Our Docket 19728)	Class 25 — Footwear.	17511019 09/18/2008	Not registered	Opposition Period Ends 02/19/2009
01/21/09 — Received notice of publication.
 11/28/08 — Assoc. confirmed filing of certified copy.
 11/20/08 — Assoc. confirmed receipt of certified copy.
 11/18/08 — Sent certified copy to assoc.
 09/19/08 — Received filing receipt.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Panama (Our Docket 19799)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	175111 09/18/2008	Not registered	Opposition Period Ends 02/19/2009
01/20/09 — Received notice of publication.
 12/04/08 — Assoc. confirmed filing of certified copy.
 11/20/08 — Assoc. confirmed receipt of certified copy.
 11/18/08 — Sent certified copy to assoc.
 09/19/08 — Received filing receipt.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Philippines (Our Docket 19729)	Class 16 — Publications, namely, comic books, comic magazines,	4-2008-011562 09/22/2008	Not registered	CERTIFIED COPY OF U.S. REG. DUE 03/06/2010
02/02/09 — Assoc. requested 12 month extension of time to file certified document.
01/27/09 — Instructed assoc. to obtain extension to file certified copy of U.S. registration.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear, namely shoes, sneakers, sandals, slippers and boots.	01/27/09 — Received office action.
 01/07/09 — Assoc. confirmed filing of POA and certified document.
 12/03/08 — Sent certified copy and signed POA to assoc.
 12/02/08 — Received signed POA from SKX.
 11/19/08 — Sent POA to SKX for signature.
 10/27/08 — Received filing receipt.
09/19/08 — Assoc. confirmed instructions.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Russia Madrid Protocol (Our Docket 19742)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	A0013962 09/26/2008	Pending registration... 983904 09/26/2008	12/29/08 — Received Certificate of Registration from WIPO. 09/26/08 — Filed Madrid Protocol application with PTO. 09/14/08 — Received instructions to file application.

Saudi Arabia (Our Docket 19730)	Class 25 — Footwear.	135584 09/21/2008	Not registered	12/31/08 — Assoc. confirmed receipt of certified document.
 11/18/08 — Sent certified copy to assoc.
 09/22/08 — Received filing particulars.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Saudi Arabia (Our Docket 19800)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	135583 09/21/2008	Not registered	12/31/08 — Assoc. confirmed receipt of certified document.
 11/18/08 — Sent certified copy to assoc.
 09/22/08 — Received filing particulars.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
South Africa (Our Docket 19731)	Class 25 — Footwear.	2008/22106 09/19/2008	Not registered	11/26/08 — Assoc. confirmed receipt of certified document.
 11/18/08 — Sent certified copy to assoc.
 09/19/08 — Assoc. confirmed filing of application.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

South Africa (Our Docket 19801)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	2008/22105 09/19/2008	Not registered	11/26/08 — Assoc. confirmed receipt of certified document.
 11 /18/08 — Sent certified copy to assoc.
09/19/08 — Assoc. confirmed filing of application.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Taiwan (Our Docket 19732)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	97044023 09/19/2008	Not registered	05/05/09 — Received payment registration fee filing receipt.
 04/30/09 — Assoc. confirmed instructions.
04/29/09 — Instructed assoc. to pay registration fees.
 04/29/09 — Received payment fee for registration.
 04/15/09 — Assoc. confirmed filing of response to office action.
 03/26/09 — Assoc. confirmed instructions.
 03/24/09 — SKX agrees to disclaim the term “HIGH TOPS”.
 03/23/09 — Received office action.
11/27/08 — Assoc. confirmed filing of certified document.
 11/18/08 — Sent certified copy to assoc.
 09/30/08 — Received filing particulars.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Thailand (Our Docket 19733)	Class 25 — Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers, boots.	708736 09/22/2008	Not registered	12/15/08 — Assoc. confirmed filing of certified copy and signed declaration.
 11/28/08 — Assoc. confirmed receipt of certified copy and signed declaration.
 11/14/08 — Sent signed Declaration and certified copy to assoc.
 11/14/08 — Received signed Declaration.
 11/11/08 — Sent Declaration to SKX for signature.
 10/02/08 — Received filing receipt.
 09/18/08 — Assoc. confirmed instructions, split the application in two and amended ID of goods.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Thailand (Our Docket 19802)	Class 16 — Comic books, comic magazines, graphic novels, printed stories in illustrated form featured in books, printed stories in illustrated form featured in magazines.	708735 09/22/2008	Not registered	12/15/08 — Assoc. confirmed filing of certified copy and signed declaration.
 11/28/08 — Assoc. confirmed receipt of certified copy and signed declaration.
11/14/08 — Sent signed Declaration and certified copy to assoc.
 11/14/08 — Received signed Declaration.
11/11/08 — Sent Declaration to SKX for signature.
 10/02/08 — Received filing receipt.
09/18/08 — Assoc. confirmed instructions, split the application in two and amended ID of goods.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Turkey Madrid Protocol (Our Docket 19743)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	A0013962 09/26/2008	Pending registration 983904 09/26/2008	Opposition Period Ends 07/13/2009
04/13/09 — Opposition period starts.
 04/10/09 — Issued grant of protection from Turkish Patent Institute.
 12/29/08 — Received Certificate of Registration from WIPO.
 09/26/08 — Filed Madrid Protocol application with PTO.
09/14/08 — Received instructions to file application.

United Arab Emirates (Our Docket 19734)	Class 25 — Footwear.	120060 10/06/2008	Not registered	12/03/08 — Assoc. confirmed receipt of certified document.
 11/17/08 — Sent certified copy to assoc.
 10/08/08 — Received filing particulars.
 09/21/08 — Assoc. confirmed instructions.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

United Arab Emirates (Our Docket 19803)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	120059 10/06/2008	Not registered	12/03/08 — Assoc. confirmed receipt of certified document.
 11/17/08 — Sent certified copy to assoc.
 10/08/08 — Received filing particulars.
 09/21/08 — Assoc. confirmed instructions.
09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Venezuela (Our Docket 19735)	Class 25 — Footwear.	19757-2008 10/07/2008	Not registered	03/12/09 — Assoc. confirmed publication of application.
 12/22/08 — Assoc. confirmed filing of certified document.
12/17/08 — Received filing receipt.
 11/21/08 — Assoc. confirmed receipt of certified copy.
11/18/08 — Sent certified copy to assoc.
 09/18/08 — Assoc. confirmed instructions.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

Venezuela (Our Docket 19967)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	19756-2008 10/07/2008	Not registered	12/22/08 — Assoc. confirmed filing of certified document.
 12/17/08 — Received filing receipt.
 11/21/08 — Assoc. confirmed receipt of certified copy.
 11/18/08 — Sent certified copy to assoc.
09/18/08 — Assoc. confirmed instructions.
 09/16/08 — Instructed assoc. to file application.
09/14/08 — Received instructions to file application.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
HYDEE HY-TOP
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States HYDEE HY-TOP (Our Docket 19993)	Class 25 — Footwear.	77666648 02/09/2009	Not registered	FOREIGN FILING DUE 08/09/2009
05/29/09 — Sent reminder.
05/20/09 — Sent AAU form to SKX for signature.
05/16/09 — Received Notice of Divisional Request Completed from the PTO.
04/02/09 — Received first use date of on or before 09/30/2008.
02/09/09 — Filed application with PTO.

First use date: 09/30/2008

United States HYDEE HY-TOP (Our Docket 20225)	Class 16 — Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips, graphic novels and printed stories in illustrated form featured in books and magazines.	77977247 02/09/2009	Not registered	05/16/09 — Received Notice of Divisional Request Completed from the PTO. 04/09/09 — Sent divisional application for registration to PTO by mail.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia Madrid Protocol (Our Docket 20111)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in	A0015386 02/24/2009	Not registered	02/24/09 — Filed application with the PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
illustrated form featured in books and magazines. Class 25 — Footwear.

Brazil (Our Docket 20099)	Class 25 — Footwear.	901465100 02/18/2009	Not registered	05/29/09 — Assoc. confirmed submission of certified document.
04/07/09 — Assoc. confirmed receipt of certified document.
03/30/09 — Sent certified document to assoc.
03/09/09 — Received filing receipt.
02/19/09 — Assoc. confirmed receipt of filing of application.
02/12/09 — Instructed assoc. to file application.

Brazil (Our Docket 20087)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	901465135 02/18/2009	Not registered	Opposition Period Ends 06/07/2009
04/28/09 — Received notice of publication.
03/30/09 — Sent certified document to assoc.
03/09/09 — Received filing receipt.
02/19/09 — Assoc. confirmed receipt of filing of application.
02/12/09 — Instructed assoc. to file application.

Canada (Our Docket 20079)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	Not filed	Not registered	02/15/09 — Assoc. confirmed instructions. 02/14/09 — Instructed assoc. to file application. 02/13/09 — Received first use date of November 13, 2008.

Chile (Our Docket 20080)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels	855065 02/16/2009	Not registered	Opposition Period Ends 07/13/2009
05/28/09 — Received notice of publication.
04/03/09 — Assoc. confirmed receipt of certified document.
03/30/09 — Sent certified document to assoc.
02/24/09 — Received filing receipt.
02/12/09 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.

China Madrid Protocol (Our Docket 20112)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	A0015386 02/24/2009	Not registered	02/24/09 — Filed application with the PTO.

Colombia (Our Docket 20100)	Class 25 — Footwear.	09016013 02/18/2009	Not registered	05/18/09 — Assoc. confirmed submission of certified document.
Opposition Period Ends 05/15/2009
04/22/09 — Received notice of publication.
04/03/09 — Assoc. confirmed receipt.
03/30/09 — Sent certified document to assoc.
02/25/09 — Received filing particulars.
02/19/09 — Received filing receipt.
02/12/09 — Instructed assoc. to file application.

Colombia (Our Docket 20088)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	09016010 02/18/2009	Not registered	05/18/09 — Assoc. confirmed submission of certified document.
Opposition Period Ends 05/15/2009
04/22/09 — Received notice of publication.
04/03/09 — Assoc. confirmed receipt.
03/30/09 — Sent certified document to assoc.
02/25/09 — Received filing particulars.
02/19/09 — Received filing receipt.
02/12/09 — Instructed assoc. to file application.

Croatia Madrid Protocol	Class 16 — Publications,	A0015386 02/24/2009	Not registered ,	02/24/09 — Filed application with the PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 20113)	namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.

CTM Madrid Protocol	Class 16 — Publication,	A0015386 02/24/2009	Not registered	Opposition Period Ends 01/14/2010 04/20/09 — Received First Statement of Grant of Protection.
	namely, comic			02/24/09 — Filed application with the PTO.
(Our Docket 20114)	books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.

Ecuador (Our Docket 20081)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	210833 02/18/2009	Not registered	04/13/09 — Received notice of publication. 02/23/09 — Received filing receipt. 02/12/09 — Instructed assoc. to file application.

Ecuador (Our Docket 20199)	Class 25 — Footwear.	210834 02/18/2009	Not registered	04/13/09 — Received notice of publication. 02/23/09 — Received filing receipt. 02/12/09 — Instructed assoc. to file application.

Hong Kong (Our Docket 20082)	Class 16 — Publications, namely, comic	301287775 02/17/2009	Not registered	Opposition Period Ends 07/02/2009 04/03/09 — Received publication. 02/18/09 — Received filing receipt.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
	books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.			02/12/09 — Instructed assoc. to file application.

India (Our Docket 20083)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in	T22551M 03/04/2009	Not registered	03/31/09 — Assoc. confirmed receipt.
03/26/09 — Sent certified document to assoc.
03/05/09 — Received filing receipt.
02/16/09 — Assoc. confirmed instructions.
02/12/09 — Instructed assoc. to file application.
illustrated form featured in books and magazines. Class 25 — Footwear.

Israel (Our Docket 20101)	Class 25 — Footwear.	218742 02/15/2009	Not registered	04/06/09 — Assoc. confirmed receipt.
03/30/09 — Sent certified document to assoc.
03/16/09 — Received filing receipt.
02/16/09 — Assoc. confirmed filing of application.
02/12/09 — Instructed assoc. to file application.

Israel (Our Docket 20089)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	218740 02/15/2009	Not registered	04/06/09 — Assoc. confirmed receipt.
03/30/09 — Sent certified document to assoc.
03/16/09 — Received filing receipt.
02/16/09 — Assoc. confirmed filing of application.
02/12/09 — Instructed assoc. to file application.

Japan Madrid Protocol	Class 16 — Publications,	A0015386 02/24/2009	Not registered	02/24/09 — Filed application with the PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 20115)	namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.

Korea Madrid Protocol (Our Docket 20116)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	A0015386 02/24/2009	Not registered	02/24/09 — Filed application with the PTO.

Malaysia (Our Docket 20102)	Class 25 — Footwear.	09002273 02/17/2009	Not registered	04/13/09 — Assoc. confirmed receipt of certified document and signed declaration.
04/03/09 — Sent signed Declaration and certified document to assoc.
03/27/09 — Sent Declaration to SKX for signature.
02/25/09 — Received filing receipt.
02/17/09 — Assoc. confirmed instructions.
02/12/09 — Instructed assoc. to file application.

Malaysia (Our Docket 20090)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in	09002272 02/17/2009	Not registered	04/13/09 — Assoc. confirmed receipt of signed declaration and certified documents. 04/03/09 — Sent signed Declaration and certified document to assoc.
03/27/09 — Sent Declaration to SKX for signature.
02/25/09 — Received filing receipt.
02/17/09 — Assoc. confirmed instructions.
02/12/09 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Mexico (Our Docket 20103)	books and magazines. Class 25 — Footwear.	990213 02/17/2009	Not registered	04/02/09 — Assoc. confirmed receipt of certified document. 03/31/09 — Sent certified document to assoc. 02/26/09 — Received filing receipt. 02/12/09 — Instructed assoc. to file application.
Mexico (Our Docket 20091)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	990214 02/17/2009	Not registered	04/02/09 — Assoc. confirmed receipt of certified document. 03/31/09 — Sent certified document to assoc. 02/26/09 — Received filing receipt. 02/12/09 — Instructed assoc. to file application.
New Zealand (Our Docket 20084)	Class 16 — Publications, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	802547 02/16/2009	Not registered	Opposition Period Ends 06/27/2009 02/26/09 — Received Notice of Acceptance. 02/16/09 — Received filing receipt. 02/12/09 — Instructed assoc. to file application.

Panama (Our Docket 20104)	Class 25 — Footwear.	179176 02/17/2009	Not registered	04/16/09 — Assoc. confirmed filing of certified document.
03/30/09 — Sent certified document to assoc.
03/25/09 — Assoc. confirmed submission of Certificate of Good Standing and POA.
03/14/09 — Sent Certificate of Good Standing to assoc.
02/18/09 — Received filing receipt.
02/12/09 — Instructed assoc. to file application.

Panama (Our Docket 20092)	Class 16 — Publications, namely, comic books, comic magazines,	179175 02/17/2009	Not registered	04/16/09 — Assoc. confirmed submission of certified document and POA. 03/30/09 — Sent certified document to assoc. 03/25/09 — Assoc. confirmed submission of Certificate of Good Standing and POA.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
	graphic novels and printed stories in illustrated form featured in books and magazines.			03/14/09 — Sent Certificate of Good Standing to assoc. 02/18/09 — Received filing receipt. 02/12/09 — Instructed assoc. to file application.

Peru (Our Docket 20105)	Class 25 — Footwear.	383494 03/04/2009	Not registered	CERTIFIED DOCUMENT DUE 11/09/2009 03/27/09 — Sent certified document to assoc. 02/17/09 — Assoc. confirmed instructions. 02/12/09 — Instructed assoc. to file application.

Peru (Our Docket 20093)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	383494 03/04/2009	Not registered	04/08/09 — Assoc. confirmed receipt of certified document.
03/27/09 — Sent certified document to assoc.
03/17/09 — Received filing receipt.
02/17/09 — Assoc. confirmed instructions.
02/12/09 — Instructed assoc. to file application.

Philippines (Our Docket 20085)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear, namely shoes, sneakers, sandals, slippers and boots.	4-2008-001886 02/20/2009	Not registered	04/13/09 — Assoc. confirmed receipt of certified document and signed POA.
03/27/09 — Sent signed POA and certified document to assoc.
03/17/09 — Received filing receipt.
03/12/09 — Sent POA application to SKX.
02/27/09 — Received filing particulars.
02/19/09 — Assoc. confirmed filing of application.
02/12/09 — Instructed assoc. to file application.

Russia Madrid Protocol	Class 16 — Publications,	A0015386 02/24/2009	Not registered	02/24/09 — Filed application with the PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 20117)	namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.

Saudi Arabia	Class 25 — Footwear.	140213 02/18/2009	Not registered	03/31/09 — Sent certified document to assoc. 02/18/09 — Received filing particulars.
(Our Docket 20106)				02/12/09 — Instructed assoc. to file application.

Saudi Arabia (Our Docket 20094	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	140212 02/18/2009	Not registered	03/31/09 — Sent certified document to assoc. 02/18/09 — Received filing particulars. 02/12/09 — Instructed assoc. to file application.

South Africa (Our Docket 20107)	Class 25 — Footwear.	2009/02762 02/16/2009	Not registered	04/16/09 — Assoc. confirmed receipt of certified document. 03/30/09 — Sent certified document to assoc. 02/16/09 — Assoc. confirmed instructions. 02/12/09 — Instructed assoc. to file application.

South Africa (Our Docket 20095)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	2009/02761 02/16/2009	Not registered	04/08/09 — Assoc. confirmed receipt of certified document. 03/30/09 — Sent certified document to assoc. 02/16/09 — Assoc. confirmed instructions. 02/12/09 — Instructed assoc. to file application.

Taiwan	Class 16 —	98005299	Not registered	05/14/09 — Assoc. confirmed submission of certified document.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 20086)	Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	02/17/2009		02/18/09 — Received filing receipt. 02/12/09 — Instructed assoc. to file application.

Thailand (Our Docket 20108)	Class 25 — Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers, boots.	721981 02/17/2009	Not registered	04/16/09 — Assoc. confirmed submission of certified document.
04/08/09 — Assoc. confirmed receipt of certified document and signed declaration.
03/27/09 — Sent signed Declaration and certified document to assoc.
03/19/09 — Sent Declaration application to SKX.
02/19/09 — Received filing particulars.
02/16/09 — Instructed assoc. to amend id of goods as proposed.
02/16/09 — Assoc. confirmed instructions.
02/12/09 — Instructed assoc. to file application.

Thailand (Our Docket 20096)	Class 16 — Comic books, comic magazines, graphic novels, printed stories in illustrated form featured in books, printed stories in illustrated form featured in magazines.	721980 02/17/2009	Not registered	04/16/09 — Assoc. confirmed submission of certified document.
04/08/09 — Assoc. confirmed receipt of certified document and signed declaration.
03/27/09 — Sent signed Declaration and certified document to assoc.
03/19/09 — Sent Declaration application to SKX.
02/19/09 — Received filing particulars.
02/16/09 — Instructed assoc. to amend id of goods as proposed.
02/16/09 — Assoc. confirmed instructions.
02/12/09 — Instructed assoc. to file application.

Turkey Madrid Protocol (Our Docket 20118)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed	A0015386 02/24/2009	Not registered	02/24/09 — Filed application with the PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
stories in illustrated form featured in books and magazines. Class 25 — Footwear.

United Arab Emirates (Our Docket 20109)	Class 25 — Footwear.	125983 02/17/2009	Not registered	04/13/09 — Assoc. confirmed certified document. 03/30/09 — Sent certified document to assoc. 02/22/09 — Received filing particulars. 02/12/09 — Instructed assoc. to file application.

United Arab Emirates (Our Docket 20097)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	125982 02/17/2009	Not registered	04/13/09 — Assoc. confirmed receipt of certified document. 03/30/09 — Sent certified document to assoc. 02/22/09 — Received filing particulars. 02/12/09 — Instructed assoc. to file application.

Venezuela (Our Docket 20110)	Class 25 — Footwear.	31652009 03/02/2009	Not registered	04/03/09 — Received filing receipt.
04/02/09 — Assoc. confirmed certified document.
CERTIFIED DOCUMENT DUE
03/30/09 — Sent certified document to assoc.
02/16/09 — Assoc. confirmed instructions.
02/12/09 — Instructed assoc. to file application.

Venezuela (Our Docket 20098)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	31642009 03/02/2009	Not registered	04/03/09 — Received filing receipt.
04/02/09 — Assoc. confirmed receipt of certified document.
CERTIFIED DOCUMENT DUE
03/30/09 — Sent certified document to assoc.
02/16/09 — Assoc. confirmed instructions.
02/12/09 — Instructed assoc. to file application.

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAN S) AND (4) THE S
As of May 31, 2009

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

				DUE DATE
	DKT	SER. NO. &	REG. NO.	FOR FILING
COUNTRY	NO.	FILING DATE	& DATE	§8 & §15	STATUS
ABANDONED U.S.A. IT’S THE S (W/ S IN AN OVAL)	10139	75/332,296 7/29/97	ABANDONED 04/26/02
04/25/02 — Received Notice of Abandonment. Will close out file — mark is not being used by Skechers per Superga settlement.

					Goods: clothing, namely, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.

U.S.A. IT’S THE S (STYLIZED S)	10782	75/489231 5/21/98	2,284,971 10/12/99	n/a	REGISTRATION RENEWAL DUE 10/12/2019 01/15/09 — Sent Notice of Acceptance of Declaration and Renewal to SKX. Class 25 — Footwear.

U.S.A. IT’S THE S (PLAIN S) SERVICE MARK	10798	75/557,324 9/23/98	2,409,860 12/05/00	12/05/2006	REGISTRATION RENEWAL DUE 12/05/2010

— class 42: retail services for sales of footwear and clothing sold in stores, via a global computer information network and through mail order catalogs; and providing information in a wide variety of fields by means of a global computer information network.

					11/03/08 — Sent Notice of Acceptance of DOU to SKX.
					12/15/05 — Filed DAU with PTO.

U.S.A. IT’S THE S (STYLIZED S)	10801	75/508,605 6/25/98	2,713,698 05/06/2003	05/06/2006	CLOSED PER JIM EMAIL OF 11/12/2008
REGISTRATION RENEWAL DUE 05/06/2013
11/06/08 — Sent renewal reminder letter to SKX.
					Class 25: Clothing, namely, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.

ABANDONED U.S.A. (ITU) IT’S THE S (STYLIZED S)	09679	75/161289 9/5/96			ABANDONED 4/9/99 Notice of allowance received 11/18/97 SOU mailed 1/14/98 — for footwear and apparel

ABANDONED U.S.A. (ITU) THE S — for footwear	11398	75/692,549 4/28/99			ABANDONED JANUARY 10, 2001 01/08/01 — Mailed 2nd RET to SKX for signatures. 7/20/00 — Mailed first RET to PTO Notice of publication dated 11/26/99 Filing receipt received 7/2/99

U.S. (Use Based)	20337	Not filed	Not registered	n/a	05/27/09 — Sent application to SKX for signature.
					05/27/09 — Received approval and first use date of 12/31/2004.
					05/24/09 — Sent depiction of drawing to SKX for approval.
					05/20/09 — Received instructions to open file.

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

	DKT	SER. NO. &	REG. NO.
COUNTRY	NO.	FILING DATE	& DATE	STATUS
Argentina	10423	2.115.587	1.715.443	REGISTRATION RENEWAL DUE 01/20/2009
IT’S THE S (STYLIZED S)	11/19/97	1/20/99	02/02/09 — Received assignment filing receipt from assoc.
01/09/09 — Assoc. confirmed receipt of signed Assignment.
12/31/08 — Sent legalized Assignment to assoc.
12/29/08 — Assoc. confirmed instructions to file renewal.
12/18/08 — Sent notarized Assignment to Parasec for legalization.
12/18/08 — Sent signed Declaration to assoc.
12/16/08 — Received signed Declaration.
11/24/08 — Sent Declaration and Assignment to SKX for signature.
11/21/08 — Received Declaration and Trademark Assignment for renewal.
11/06/08 — Sent reminder to assoc.
09/17/08 — Instructed assoc. to renew registration.

				Class 25 — All goods in international class 25.

Australia IT’S THE S (W/ S IN AN OVAL)	09719	718,595 8/16/96	718,595 8/16/96	REGISTRATION RENEWAL DUE 09/27/2006
				09/23/05 — Informed Skechers the registration is due for renewal in 2006 and informed them that based on the Superga settlement, we will not renew it unless we receive authorization to within 30 days.
				01/04/02 — Received Assignment recorded in the Australia PTO transferring all trademarks and patent (docket 12644) to Skechers II.

Australia IT’S THE S (STYLIZED S)	10424	748688 11/13/1997	748,688 11/13/1997	REGISTRATION RENEWAL DUE 11/13/2017 01/09/08 — Sent renewal certificate to SKX. Class 25 — Clothing, footwear and headgear.

Austria IT’S THE S (STYLIZED S)	10425	AM 50/98 1/9/98	174 601 3/13/1998	REGISTRATION RENEWAL DUE 03/31/2018 12/13/07 — Received renewal filing receipt from assoc. Austrian PTO does not issue renewal certificates.
				Class 25 — Footwear.

Benelux IT’S THE S (STYLIZED S)	10426	904790 11/13/1997	624854 11/13/1997	REGISTRATION RENEWAL DUE 11/13/2017 10/23/07 — Sent renewal certificate to SKX.
				Class 25 — Footwear and apparel.

Brazil IT’S THE S (STYLIZED S)	10427	820 407 615 11/27/97	820407615 03/04/01	REGISTRATION RENEWAL DUE 04/02/2011 05/28/02 — Associate advised the assignment is complete.

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

	DKT	SER. NO. &	REG. NO.
COUNTRY	NO.	FILING DATE	& DATE	STATUS
Brazil IT’S THE S (W/S IN AN OVAL)	09718	819812510 02/07/97	819812510 7/5/99	CLOSED PER SUPERGA SETTLEMENT REGISTRATION RENEWAL DUE 07/05/2009 Assigned to Skechers II was published May 14, 2002 Goods: footwear and apparel

ABANDONED Canada IT’S THE S (W/ S IN AN OVAL) — for footwear	09717	824,519 9/27/96		ABANDONED 6/1/00 6/29/00 — Assoc. agreed to abandon app. 1/29/99 — Phil Paccione instructed associate to deal directly with him.

Canada IT’S THE S (STYLIZED S)	10428	861,425 11/13/97	TMA627,377 12/03/04	REGISTRATION RENEWAL DUE 12/03/2019 Footwear, namely shoes.

ABANDONED Canada IT’S THE S (W/ S IN AN OVAL) — for apparel	10310	857,653		ABANDONED 6/1/00 Affidavit of Use Due 10/2/00 1/29/99 — Phil Paccione instructed associate to deal directly with him.

Chile IT’S THE S (STYLIZED S)	10429	397,770 11/17/97		ABANDONED 12/31/03 PURSUANT TO PHIL’S AUTHORIZATION

China IT’S THE S (STYLIZED S)	10430	9700121761 11/20/97	1252674 3/6/99	RENEWAL REGISTRATION DUE 03/06/2019 05/06/09 — Sent renewal certificate to SKX.
				Class 25: Footwear, clothing, hats (headgear), socks, gloves, neckties, collar protectors, belts (clothing).

China IT’S THE S (W/ S IN AN OVAL)	09716	970013878 02/14/1997	1188656 07/06/1998	REGISTRATION RENEWAL DUE 07/06/2018 11/12/08 — Sent renewal certificate to SKX.
				Class 25 — Footwear and apparel.

China IT’S THE S (PLAIN S) — in Chinese script — translation	10802	9800094777 8/19/98	1330852 11/6/1999	REGISTRATION RENEWAL DUE 11/06/2009 02/01/09 — Assoc. confirmed instructions. 01/28/09 — Instructed assoc. to file renewal application.
				Class 25 — Footwear, clothing, hats, headgear, socks, gloves (clothing), ties, collar protectors, belts for clothing (clothing).

China IT’S THE S (PLAIN S) — in Chinese script — transliteration	10944	9800094778 9/19/98	1340916 12/6/2009	REGISTRATION RENEWAL DUE 12/06/2009 04/08/09 — Assoc. confirmed instructions. 04/0709 — Instructed assoc. to renew registration.
				Class 25 — Shoes, hats, caps, socks, gloves (clothing), ties, scarves, belts (clothing).

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

	DKT	SER. NO. &	REG. NO.
COUNTRY	NO.	FILING DATE	& DATE	STATUS
Colombia IT’S THE S (STYLIZED S)	10431	97068300 11/21/97	241900 05/11/01	REGISTRATION RENEWAL DUE 05/10/2011 02/09/04 — Faxed and mailed invoices and shoe box lid for archival purposes in the event they are needed to defend a cancellation proceeding.

Croatia IT’S THE S (STYLIZED S)	10432	Z971739A 11/27/97	Z971739 11/21/1997	REGISTRATION RENEWAL DUE 11/20/2017 07/24/07 — Sent original renewal certificate to SKX. Class 25 — Apparel, footwear.

CTM IT’S THE S (Performance S with Borders)	20338	n/a	n/a	n/a

Denmark IT’S THE S (STYLIZED S)	10433	VA 05.741 1997	VR00.158-1998 1/9/98	REGISTRATION RENEWAL DUE 01/09/2018 05/14/08 — Sent Notice of Recordation to SKX.
		11/18/97		Class 25 — Clothing, footwear and headgear.

Dubia (UAE) IT’S THE S (STYLIZED S)	10434	26599 5/18/98	22516 10/25/99	REGISTRATION RENEWAL DUE 05/18/2008 08/13/08 — Assoc. confirmed filing of renewal application. 05/18/08 — Sent reminder by Fed Ex. 03/13/08 — Instructed assoc. to renew registration.

				Class 25 — Footwear and apparel including hats, headgear and socks.

ABANDONED Europe (CTM) IT’S THE S (STYLIZED S)	09715	340661 9/27/96		ABANDONED 5/18/98 5/7/98 — Assoc. confirms having withdrawn the application pursuant to our instructions.

Finland IT’S THE S (STYLIZED S)	10435	11/26/97	212,178 12/15/98	REGISTRATION RENEWAL DUE 12/15/2018 02/25/09 — Sent registration certificate to SKX.
				Class 25 — Clothing, Footwear and headgear.

France IT’S THE S (STYLIZED S)	10436	97 704 206 11/14/97	97 704 206 11/14/97	REGISTRATION RENEWAL DUE 11/13/2017 06/17/08 — Sent original renewal certificate to SKX.
				Class 25 — Footwear and apparel.

Germany IT’S THE S (STYLIZED S)	10437	397 54 736.6 11/14/1997	397 54 736 01/21/1998	REGISTRATION RENEWAL DUE 11/30/2017 07/10/07 — Sent original renewal certificate to SKX.
				Class 25 — Clothing, including hats, socks, headgear, and footwear.

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

	DKT	SER. NO. &	REG. NO.
COUNTRY	NO.	FILING DATE	& DATE	STATUS
Greece IT’S THE S (STYLIZED S)	10438	135382 12/9/97	135382 02/19/01	REGISTRATION RENEWAL DUE 12/08/2017 10/24/07 — Sent renewal certificate to SKX.
				Class 25 — Clothing, footwear and headgear.

Hong Kong IT’S THE S (STYLIZED S)	10439	97 16513 11/20/97	B06155 11/19/97	REGISTRATION RENEWAL DUE 11/19/2014 Class 25: clothing for men, women and children; footwear and headgear.

Hong Kong IT’S THE S (PLAIN S)	10803	98-11108 8/21/98	B10933 9/7/99	REGISTRATION RENEWAL DUE 08/20/2015 Continued Use Due August 20, 2008
— in Chinese translation				Class 25: clothing for men, women and children; footwear and headgear

Hong Kong IT’S THE S (PLAIN S)	10945	98-11109 8/21/98	08016 8/21/98	REGISTRATION RENEWAL DUE 08/20/2015 Continued Use Due August 20, 2008
— in Chinese transliteration				Class 25: clothing for men, women and children; footwear and headgear.

Hungary IT’S THE S (STYLIZED S)	10440 11/19/97	M9704250 11/19/97	157,085 09/05/07	REGISTRATION RENEWAL DUE 11/19/2017 — Sent renewal certificate to SKX.
				Class 25 — Footwear and apparel.

Iceland IT’S THE S (STYLIZED S)	10513	1766 11/14/1997	197/1998 01/28/1998	REGISTRATION RENEWAL DUE 01/28/2018 02/13/08 — Sent renewal certificate to SKX.
				Class 25 — Footwear, apparel, hats, headgear, socks.

India IT’S THE S (STYLIZED S)	10441	780173 11/28/97	780173 05/30/2005	REGISTRATION RENEWAL DUE 11/28/2017 05/30/08 — Sent renewal certificate to SKX.
				Class 25: clothing, namely pants, shirts, shorts, skirts, jackets, suits, headgear, hats, socks, belts, suspenders, garters, gloves, scarves and ties including boots, shoes and slippers.

Indonesia IT’S THE S (STYLIZED S)	10442	441512 7/27/98	441512	REGISTRATION RENEWAL DUE 07/26/2018 02/17/09 — Sent registration certificate to SKX.
				Class 25 — Footwear and articles thereof namely shoes, slipper, socks; headgear namely, hats, caps.

Ireland IT’S THE S (STYLIZED S)	10443		206359 11/16/97	REGISTRATION RENEWAL DUE 11/16/20017 06/11/07 — Sent original renewal certificate to SKX.
				Goods: clothing, footwear, headgear, hats and socks in class 25.

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

	DKT	SER. NO. &	REG. NO.
COUNTRY	NO.	FILING DATE	& DATE	STATUS
Italy IT’S THE S (STYLIZED S)	10444	RM98C00008 3 12/1/97	000083 12/01/1998	REGISTRATION RENEWAL DUE 12/01/2008
01/28/08 — Received renewal filing receipt.
01/07/08 — Assoc. confirmed filing of renewal application.
08/13/07 — Assoc. confirmed instructions.
				08/07/07 — Instructed assoc. to renew registration.

Japan	09714	15893/1997	4172638	RENEWAL DATE: 7/31/2008
IT’S THE S ( W/ S IN AN OVAL)		2/17/97	7/31/98	01/29/08 — Instructed assoc. to close the file per Superga Settlement.

Japan IT’S THE S (STYLIZED S)	10445	180827/1997 11/27/97	4523056 11/26/01	REGISTRATION RENEWAL DUE 11/16/2011

Korea IT’S THE S (W/ S IN AN OVAL)	09713	97,467 1/8/97	400148 3/20/98	ABANDONED PER SUPERGA SETTLEMENT
REGISTRATION RENEWAL DUE 03/20/2008

				Class 27: Leather shoes, boots, rain shoes, baseball shoes, arctic shoes, basketball shoes, football shoes, golf shoes, climbing shoes, gymnastic shoes, working shoes, slippers, sandals, shoe soles, shoe brushes, umbrellas, parasols, sticks and fans.

Korea IT’S THE S (W/ S IN AN OVAL)	09851	97-3966 1/29/97	97-3966 7/27/98	ABANDONED PER SUPERGA SETTLEMENT REGISTRATION NEXT RENEWAL DATE: 7/27/2008 — for apparel

Korea IT’S THE S (STYLIZED S)	10446	97-53665 11/18/97	435,918 12/28/1998	COMPULSORY USE BY 12/27/2011
REGISTRATION RENEWAL DUE 12/28/2018
07/15/08 — Sent renewal certificate to SKX.

Class 18 — Umbrellas, parasols, walking sticks.
Class 20 — Hand-held flat fans.
Class 21 — Shoe brushes.
				Class 25 — Shoes, long boots, rain boots, baseball shoes, winter boots, basketball shoes, football shoes, golf shoes, mountaineering boots, gymnastic shoes, work shoes and boots, slippers, sandals, boots soles.

Mexico IT’S THE S (W/ S IN AN OVAL)	09712	287022 02/14/97	571512 2/27/1998	ABANDONED MARCH 8, 2001 2/19/01 — Associate confirms abandoned

Mexico IT’S THE S (STYLIZED S)	10447	317920 12/17/1997	571512 12/17/1997	REGISTRATION RENEWAL DUE 12/17/2017 12/18/07 — Sent renewal certificate to SKX. Class 25 — Clothing, footwear and headgear.

New Zealand IT’S THE S (STYLIZED S)	10448	284941 11/17/97	284941 11/17/97	REGISTRATION RENEWAL DUE 11717/2014 Class 25: Footwear, clothing and headgear.

SKECHER U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

	DKT	SER. NO. &	REG. NO.
COUNTRY	NO.	FILING DATE	& DATE	STATUS
Norway IT’S THE S (STYLIZED S)	10449	97.9885 11/25/97	192.238 8/20/98	REGISTRATION RENEWAL DUE 08/20/2018 03/24/08 — Sent renewal certificate to SKX. Class 25 — Footwear and apparel; namely hats, headgear and socks.

Panama IT’S THE S (W/ S IN AN OVAL)	09711	84950	849,50 12/31/96	FILE CLOSED — 09/12/05
REGISTRATION NEXT RENEWAL DATE: 12/31/2006
08/19/05 — Informed associate that Skechers is no longer interested in maintaining the registration and requested they not renew and close their file. Associate confirmed.

				Class 25: footwear and apparel.

Panama IT’S THE S (STYLIZED S)	10450	091227 11/28/97	912,27 11/28/97	REGISTRATION RENEWAL DUE 11/28/2017 04/06/07 — Sent renewal certificate to SKX.
				Class 25: footwear and clothing especially headgear, caps and socks.

Philippines IT’S THE S (STYLIZED S)	10451	4-1998-02693 4/16/98 75/161289 09/05/97	4-1998-002693 02/24/2005	REGISTRATION RENEWAL DUE 02/24/2011 DAU DUE OPEN 02/24/2010-02/24/2011. Class 25 — Footwear and apparel, namely, shoes, shirts and pants, jackets, dresses, shorts, skirts, hats, socks and belts.

Portugal IT’S THE S (STYLIZED S)	10452	327512	327512 08/20/2001	REGISTRATION RENEWAL DUE 08/20/2011
04/05/06 — Assoc. filed the DAU.
03/14/06 — Received mail confirmation reminder from associate to file DAU.
03/03/06 — Instructed associate to file declaration of intent to use.
				03/02/06 — Received reminder from associate to file declaration of intent to use.
				Class 25: footwear and apparel.

Puerto Rico IT’S THE S (STYLIZED S)	10453	42,701	42,701	ABANDONED RENEWAL DUE 03/16/2008 Class 25 — Footwear and apparel

Romania IT’S THE S (STYLIZED S)	10454	046944 6/16/98	29178 11/19/97	REGISTRATION RENEWAL DUE 11/19/2017 04/22/08 — Sent renewal certificate to SKX. Class 25 — Apparel, footwear, including socks, headgear, including hats, wigs and hairdo accessories.

Russia IT’S THE S (STYLIZED S)	10455	97719348 12/16/97	172,804 12/16/97	REGISTRATION RENEWAL DUE 12/16/2017 10/10/08 — Sent corrected renewal registration certificate to SKX. 02/27/08 — Sent renewal registration certificate to SKX.
				Class 25 — Footwear, apparel and headgear.

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

	DKT	SER. NO. &	REG. NO.
COUNTRY	NO.	FILING DATE	& DATE	STATUS
Singapore IT’S THE S (STYLIZED S)	10456		T97/14752 12/3/97	REGISTRATION RENEWAL DUE 12/03/2017 01/03/08 — Sent renewal certificate to SKX.
				Class 25 — Footwear, apparel, hats, headgear and socks.

Singapore IT’S THE S (PLAINS) — in Chinese script — translation	10804	7788/98 7/31/98	T98/07788E July 31, 1998	REGISTRATION RENEWAL DUE 07/31/2018 09/16/08 — Sent registration renewal certificate to SKX. Class 25 — Clothing, footwear, headgear, hats and socks.

Singapore IT’S THE S (PLAIN S) - in Chinese transliteration	10946	7789/98 7/31/98	T98/07789C 07/31/98	REGISTRATION RENEWAL DUE 07/31/2018 09/16/08 — Sent renewal certificate to SKX. Class 25 — Clothing, footwear, headgear, hats and socks.

South Africa IT’S THE S (STYLIZED S)	10457	97/17673	97/17673 11/18/1997	REGISTRATION RENEWAL DUE 11/18/2017 09/17/07 — Sent original renewal certificate to SKX.
				Class 25 — Clothing, footwear and headgear.

Spain IT’S THE S (STYLIZED S)	10459	2127703 11/21/97	2,127,703 11/21/1997	REGISTRATION RENEWAL DUE 11/21/2017 03/31/08 — Sent renewal certificate to SKX.
				Class 25 — Footwear, apparel and hats.

Sweden IT’S THE S (STYLIZED S)	10460		336,645 4/20/2000	REGISTRATION RENEWAL DUE 04/20/2010

Switzerland IT’S THE S (STYLIZED S)	10461	09466/1997 11/26/97	451,272 11/26/97	REGISTRATION RENEWAL DUE 11/26/2017 09/19/07 — Sent renewal certificate to SKX. Class 25 — Clothing, footwear and headgear.

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

	DKT	SER. NO. &	REG. NO.
COUNTRY	NO.	FILING DATE	& DATE	STATUS
Taiwan IT’S THE S (W/ S IN AN OVAL)	09710	85049707 10/03/96		ABANDONED 12/12/03 — APPLICATION REJECTED

Taiwan IT’S THE S (STYLIZED S)	10462	86059428 11/21/97	00,827,161 11/15/1998	REGISTRATION RENEWAL DUE 11/15/2018 08/05/08 — Sent renewal certificate to SKX. Class 25 — Footwear, hats, headgear and socks.

Taiwan IT’S THE S (PLAIN S) — in Chinese script — translation	10947	87038935	868,159 9/15/1999	REGISTRATION RENEWAL DUE 09/15/2009
03/30/09 — Received renewal filing receipt.
03/27/09 — Assoc. confirmed receipt of signed POA.
03/24/09 — Sent signed POA to assoc.
03/16/09 — Instructed assoc. to file renewal.
				01/22/09 — Received reminder to file renewal.

Taiwan IT’S THE S (PLAIN S) — in Chinese script — transliteration	11001	8703893620	008668158 09/15/1999	REGISTRATION RENEWAL DUE 09/15/2009
03/30/09 — Received renewal filing receipt.
03/27/09 — Assoc. confirmed receipt of signed POA.
03/24/09 — Sent signed POA to assoc.
03/16/09 — Instructed assoc. to file renewal.
				01/22/09 — Received reminder to file renewal.

Turkey IT’S THE S (W/ S IN AN OVAL)	09709	22454/97 4/16/97	184.263 04/16/1997	REGISTRATION RENEWAL DUE 04/16/2017
03/29/07 — Sent renewal certificate to SKX.

				Class 25 — Clothing made of all types of materials including inner and outer wear, socks, footwear, headwear, accessories.

Turkey IT’S THE S (STYLIZED S)	10463	81433 12/29/97	209,050 12/29/97	REGISTRATION RENEWAL DUE 12/29/2017
02/12/08 — Sent renewal certificate to SKX.

				Class 25 — Clothing made of all types of materials (inner and outer wear), socks, footwear, headwear, accessories, namely, t-shirts, sweatshirts, sweatpants, shorts, socks, various types of headwear (hats, berets, caps), various types of footwear (shoes, boots, sandals, various types of sports shoes according to the sports activities, slippers).

United Kingdom IT’S THE S (PLAIN S)	09852	2112934B	2112934B 10/16/1996	REGISTRATION RENEWAL DUE 10/16/2016
10/10/06 — Sent org. cert. to SKX.

Class 25 — articles of outer clothing; apparel; coats; jackets; shirts;
				t-shirts; jumpers; sweatshirts; trousers; shorts; dresses; skirts; socks; belts; footwear; headgear; caps and hats.

United Kingdom IT’S THE S (STYLIZED S)	10643	2159216 2/25/98	2159216 2/25/98	REGISTRATION RENEWAL DUE 02/25/2018 02/11/08 — Received renewal registration. 12/07/07 — Assoc. confirmed filing of renewal application. 11/15/07 — Instructed assoc. to renew registration.

SKECHERS U.S.A., INC.
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) IT’S THE S (STYLIZED S); (2) IT’S THE S (W/ S IN AN OVAL); (3) IT’S THE S (PLAIN S) and (4) THE S
As of May 31, 2009

	DKT	SER. NO. &	REG. NO.
COUNTRY	NO.	FILING DATE	& DATE	STATUS
Venezuela IT’S THE S (STYLIZED S)	10464	23.693.97 11/24/97	NO 97-23693 10/02/1998 209,060	REGISTRATION RENEWAL DUE 10/30/2008
10/10/08 — Assoc. confirmed filing of renewal application.
09/22/08 — Assoc. confirmed instructions.
09/17/08 — Sent reminder.
04/16/08 — Assoc. confirmed instructions to file renewal application.
				04/11/08 — Received renewal reminder.

Vietnam IT’S THE S (STYLIZED S)	10465	N980287 2/7/98	31 238 8/7/97	REGISTRATION RENEWAL DUE 02/07/2018 02/07/08 — Sent renewal certificate to SKX. Class 25 — All types of apparel and clothing, footwear and headgear.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
KEWL BREEZE
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States	Class 25 —	78/939,010	3,247,387	DOU DUE 05/29/2013
	Footwear	07/27/2006	05/29/2007	RENEWAL DUE 05/29/2017
KEWL BREEZE				06/05/2007 — Sent original certificate to SKX.

(Our Docket 17475)				Class 25 — Footwear.

United States	Class 16 —	78/953,808	3,332,834	DOU DUE 11/06/2013
	Cartoon prints,	08/16/2006	11/06/2007	RENEWAL DUE 11/06/2017
KEWL BREEZE	cartoon strips, comic books and comic			11 /13/2007 — Sent original registration certificate to SKX.
(Our Docket 17575)	strips

United States KEWL BREEZE (Our Docket 20335)	Class 09 — Pre-recorded DVDs, digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.	Not filed	Not registered	05/21/09 — Sent ITU application. 05/20/09 — Received instructions to file application.

Class 41 — Entertainment in the nature of on-going television programs in the field of animated entertainment.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
CANADA	Class 25 —	1,382,565	Not registered	02/05/09 — Assoc. confirmed filing of response to office action.
	Footwear.	02/08/2008		02/05/09 — Assoc. confirmed receipt of certified document.
KEWL BREEZE				02/04/09 — Sent certified document to assoc.
12/01/08 — Instructed assoc. to respond to office action.
(Our Docket 19099)				11/26/08 — Received office action.
03/31/08 — Received filing receipt.
02/08/08 — Assoc. confirmed filing of application.
02/07/08 — First use date is 07/31/2006.
01/29/08 — Instructed assoc. to file application.

CHINA	Class 25 —	6208525	Not registered	10/31/2007 — Received filing receipt from assoc.
	Footwear;	08/07/2007		08/08/2007 — Assoc. confirmed filing of application.
KEWL BREEZE	apparel; football			08/03/2007 — Instructed assoc. to file application to register the
	shoes; hosiery;			mark.
(Our Docket 18609)	gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.

CHINA	Class 16 —	6214364	Not registered	11/16/07 — Received filing receipt from assoc.
	Cartoon prints;	08/10/2007		08/13/07 — Assoc. confirmed filing of application.
KEWL BREEZE	cartoon strips;			08/09/07 — Instructed assoc. to file application to register the
	comic books;			mark.
(Our Docket 18631)	comic strips.

CTM	Class 16 —	5970611	005970611	REGISTRATION RENEWAL DUE 05/04/2017
	Publications,	06/06/2007	03/11/2008	05/13/08 — Sent certificate of registration to SKX.
KEWL BREEZE	namely comic
books, comic
(Our Docket 18337)	magazines,

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
graphic novels and printed stories in illustrated form featured in books and magazines.

Class 25 — Footwear and apparel.

HONG KONG	Class 25 —	301043974	301043874	COMPULSORY USE BY 01/28/2011
	Footwear.	01/31/2008	01/31/2008	REGISTRATION RENEWAL DUE 01/29/2018
KEWL BREEZE				06/30/08 — Sent registration certificate to SKX.

(Our Docket 19101)				Class 25 — Footwear.

JAPAN	Class 25 — Footwear.	86351/2007 08/06/2007	Not registered	FILE CLOSED PER MAL EMAIL OF 07/22/2008
KEWL BREEZE
(Our Docket 18611)

JAPAN	Class 16-	88244/2007	5120911	REGISTRATION RENEWAL DUE 03/20/2018
	Cartoon prints, cartoon strips;	08/10/2007	03/21/2008	07/22/08 — Assoc. confirmed the opposition period has expired.
KEWL BREEZE	comic books;			05/05/08 — Received notice of publication.
	comic strips.			04/22/08 — Received preliminary rejection.
(Our Docket 18632)				04/1 4/08 — Sent registration certificate to SKX.

JAPAN	Class 25 — Footwear [other than boots for	n/a	Pending, reg.... 954760 01/31/2008	02/10/09 — Assoc. filed response to office action. The new ID of goods is “footwear [other than boots for sports and horse-riding boots].
KEWL BREEZE	sports and horse-			02/08/09 — Assoc. confirmed instructions. 02/07/09 —
Madrid Protocol	riding boots].			Instructed assoc. to amend ID of goods as proposed.
02/06/09 — Received instructions to amend ID of goods.
(Our Docket 19853)				02/06/09 — Sent reminder to SKX.
12/24/08 — Notified SKX of proposed amendment.
12/19/08 — Received proposed amendment from assoc.
12/08/08 — Received refusal of application.
03/20/08 — Received Certificate of Registration.

MEXICO	Class 25 —	911790	Not registered	REGISTRATION RENEWAL DUE 02/05/2018
	Footwear.	02/06/2008		06/03/08 — Sent registration certificate to SKX.
KEWL BREEZE

(Our Docket 19015)				Class 25 — Footwear.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
PHILIPPINES	Class 25 —	4-2008-001443	4-2008-001443	1ST DAU DUE 02/05/2011
	Footwear,	02/05/2008	08/25/2008	2ND DAU DUE 08/25/2014
KEWL BREEZE	namely			REGISTRATION RENEWAL DUE 08/25/2018
	shoes, sandals, boots,			03/27/09 — Sent registration certificate to SKX.
(Our Docket 19018)	slippers.

TAIWAN	Class 25 —	97005171	01337556	REGISTRATION RENEWAL DUE 11/14/2018
	Footwear.	02/01/2008	11/16/2008	12/02/08 — Sent registration certificate to SKX.
KEWL BREEZE
(Our Docket 19103)

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
LUMINATORS
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
USTM (ITU): TEEN LUMINATORS (Our Docket 19973)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	77/656,913 01/26/2009	Not registered	FOREIGN FILING DUE 07/27/2009 05/26/09 — Received Notice of Publication. 04/15/09 — Filed response to office action. 04/08/09 — Received office action. 01/26/09 — Filed application with PTO.

USTM (ITU): LUMINATORS (Our Docket 19974)	Class 25 — Footwear.	77/656,617 01/26/2009	Not registered	FOREIGN FILING DUE 07/27/2009 04/30/09 — Received Notice of Publication. 01/26/09 — Filed application with PTO.

USTM (ITU): LUMINATORS (Our Docket 20059)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	77/667,625 02/10/2009	Not registered	FOREIGN FILING DUE 04/27/09 — Received Notice of Publication. 02/10/09 — Filed application with PTO. 01/29/09 — Sent application to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia Madrid Protocol (Our Docket 20259)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	A0015934 04/30/2009	Not registered	04/30/09 — Filed application with PTO.
Class 25 — Footwear.

Brazil (Our Docket 20230)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	901593362 04/24/6009	Not registered	05/21/09 — Assoc. confirmed certified document. 05/15/09 — Sent certified document to assoc. 04/27/09 — Assoc. confirmed filing of application. 04/20/09 — Instructed assoc. to file application.

Brazil (Our Docket 20241)	Class 25 — Footwear.	901593419 04/24/2009	Not registered	05/21/09 — Assoc. confirmed certified document. 05/15/09 — Sent certified document to assoc. 04/27/09 — Assoc. confirmed filing of application. 04/20/09 — Instructed assoc. to file application.

Canada (Our Docket 20252)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in	1,435,271 04/21/2009	Not registered	04/27/09 — Received filing receipt. 04/20/09 — Instructed assoc. to file application. 04/15/09 — Received instructions to file ITU application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
books and magazines.

Class 25 — Footwear, namely shoes, sneakers, sandals, slippers and boots.

Chile (Our Docket 20253)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	861888 04/23/2009	Not registered	CERTIFIED DOCUMENT DUE 07/22/2009 04/28/Q9 — Received filing receipt. 04/21/09 — Instructed assoc. to file application.

Class 25 — Footwear.

China Madrid Protocol (Our Docket 20260)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	A0015934 04/30/2009	Not registered	04/30/09 — Filed application with PTO.

Class 25 — Footwear.

Colombia (Our Docket 20231)	Class 16 — Publications, namely, comic books, comic	09040463 04/22/2009	Not registered	05/19/09 — Assoc. confirmed receipt of certified document. 05/15/09 — Sent certified document to assoc. 04/27/09 — Received filing particulars. 04/20/09 — Instructed assoc. to file applications.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
magazines, graphic novels and printed stories in illustrated form featured in books and magazines.

Colombia (Our Docket 20242)	Class 25 — Footwear.	09040468 04/22/2009	Not registered	05/19/09 — Assoc. confirmed receipt of certified document. 05/15/09 — Sent certified document to assoc. 04/27/09 — Received filing particulars. 04/20/09 — Instructed assoc. to file applications.

Croatia Madrid Protocol (Our Docket 20261)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	A0015934 04/30/2009	Not registered	04/30/09 — Filed application with PTO.

Class 25 — Footwear.

CTM Madrid Protocol (Our Docket 20262)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	A0015934 04/30/2009	Not registered	04/30/09 — Filed application with PTO.

Class 25 — Footwear.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Hong Kong (Our Docket 20254)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	301329921 04/23/2009	Not registered	Opposition Period Ends 08/21/2009 05/22/09 — Received Notice of Publication. 04/28/09 — Received filing receipt. 04/21/09 — Instructed assoc. to file application.

Class 25 — Footwear.

India (Our Docket 20255)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	T22810 05/04/2009	Not registered	05/26/09 — Assoc. confirmed receipt of certified document.
05/15/09 — Sent certified document to assoc.
05/05/09 — Received filing receipt.
04/23/09 — Received confirmation of instructions.
04/21/09 — Instructed assoc. to file application.

Class 25 — Footwear.

Israel (Our Docket 20232)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	220221 04/21/2009	Not registered	05/31/09 — Assoc. confirmed certified document.
05/15/09 — Sent certified document to assoc.
05/05/09 — Received filing receipt.
04/23/09 — Assoc. confirmed filing of application.
04/20/09 — Instructed assoc. to file application.

Israel (Our Docket 20243)	Class 25 — Footwear.	220222 04/21/2009	Not registered	05/31/09 — Assoc. confirmed certified document.
05/15/09 — Sent certified document to assoc.
05/05/09 — Received filing receipt.
04/23/09 — Assoc. confirmed filing of application.
04/20/09 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Japan Madrid Protocol (Our Docket 20263)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	A0015934 04/30/2009	Not registered	04/30/09 — Filed application with PTO.

Class 25 — Footwear.

Korea Madrid Protocol (Our Docket 20264)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	A0015934 04/30/2009	Not registered	04/30/09 — Filed application with PTO.

Class 25 — Footwear.

Malaysia (Our Docket 20233)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	906630 04/23/2009	Not registered	STATUTORY DECLARATION DUE N/A
CERTIFIED DOCUMENT DUE N/A
05/15/09 — Sent Declaration to SKX for signature.
05/05/09 — Filing receipt
04/22/09 — Assoc. confirmed filing of application.
04/21/09 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Malaysia (Our Docket 20244)	Class 25 — Footwear.	9006629 04/23/2009	Not registered	STATUTORY DECLARATION DUE N/A
CERTIFIED DOCUMENT DUE N/A
05/15/09 — Sent Declaration to SKX for signature.
05/05/09 — Filing receipt.
04/22/09 — Assoc. confirmed filing of application.
04/21/09 — Instructed assoc. to file application.

Mexico (Our Docket 20234)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	1002787 04/23/2009	Not registered	05/18/09 — Assoc. confirmed receipt of certified document.
05/15/09 — Sent certified document to assoc.
04/27/09 — Received filing receipt.
04/22/09 — Assoc. confirmed instructions.
04/20/09 — Instructed assoc. to file application.

Mexico (Our Docket 20245)	Class 25 — Fobtwear.	1002789 04/23/2009	Not registered	05/18/09 — Assoc. confirmed receipt of certified document.
05/15/09 — Sent certified document to assoc.
04/27/09 — Received filing receipt.
04/22/09 — Assoc. confirmed instructions.
04/20/09— Instructed assoc. to file application.

New Zealand (Our Docket 20256)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	805497 04/24/2009	Not registered	RESPONSE TO OFFICE ACTION DUE 04/24/2010
05/27/09 — Assoc. confirmed instructions to abandon class 16.
05/26/09 — Received instructions to continue prosecution of class 25 and abandon class 16.
05/24/09 — Received office action.
04/24/09 — Received filing receipt.
04/22/09 — Assoc. confirmed instructions.
04/21/09 — Instructed assoc. to file application.

Class 25 — Footwear.

Panama (Our Docket 20235)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	180654 04/22/2009	Not registered	CERTIFIED DOCUMENT DUE 10/22/2009 05/15/09 — Sent certified document to assoc. 04/28/09 — Received filing receipt. 04/21/09 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Panama (Our Docket 20246)	Class 25 — Footwear.	180653 04/22/2009	Not registered	CERTIFIED DOCUMENT DUE 10/22/2009 05/15/09 — Sent certified document to assoc. 04/28/09 — Received filing receipt. 04/21/09 — Instructed assoc. to file application.

Philippines (Our Docket 20257)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in Illustrated form featured in books and magazines.	Not filed	Not registered	POA DUE 3 MONTHS CERTIFIED DOCUMENTS DUE 3 MONTHS 05/05/09 — Sent POA to SKX for signature. 04/23/09 — Assoc. confirmed instructions. 04/21/09 — Instructed assoc. to file application.

Class 25 — Footwear.

Russia Madrid Protocol (Our Docket 20265)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	A0015934 04/30/2009	Not registered	04/30/09 — Filed application with PTO.

Class 25 — Footwear.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Saudi Arabia (Our Docket 20236)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	143013 04/25/2009	Not registered	CERTIFIED DOCUMENT DUE N/A
05/15/09 — Sent certified document to assoc.
04/26/09 — Received filing particulars.
04/22/09 — assoc. confirmed instructions.
04/21/09 — Instructed assoc. to file applications.

Saudi Arabia (Our Docket 20247)	Class 25 — Footwear.	143014 04/25/2009	Not registered	CERTIFIED DOCUMENT DUE N/A
05/15/09 — Sent certified document to assoc.
04/26/09 — Received filing particulars.
04/22/09 — Assoc. confirmed instructions.
04/21/09 — Instructed assoc. to file applications.

South Africa (Our Docket 20237)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	2009/07506 04/23/2009	Not registered	05/21/09 — Assoc. confirmed receipt of certified document.
05/15/09 — Sent certified document to assoc.
04/23/09 — Assoc. confirmed filing of application.
04/21/09 — Instructed assoc. to file application.

South Africa (Our Docket 20248)	Class 25 — Footwear.	2009/07507 04/23/2009	Not registered	05/21/09 — Assoc. confirmed receipt of certified document.
05/15/09 — Sent certified document to assoc.
04/23/09 — Assoc. confirmed filing of application.
04/21/09 — Instructed assoc. to file application.

Tiwan (Our Docket 20258)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	98016665 04/23/2009	Not registered	05/19/09 — Assoc. confirmed receipt of certified document.
05/15/09 — Sent certified document to assoc.
04/23/09 — Received filing receipt.
04/22/09 — Assoc. confirmed instructions.
04/21/09 — Instructed assoc. to file application.

Class 25 — Footwear.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Thailand (Our Docket 20238)	Class 16 — Publications, namely, comic books comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	727640 04/23/2009	Not registered	DECLARATION DUE 07/01/2009
CERTIFIED DOCUMENT DUE 07/01/2009
05/05/09 — Sent. Declaration to SKX for signature.
05/04/09 — Received filing particulars.
04/21/09 — Received amendment to identification of goods to: “shoes (except sport shoes), sport shoes, sneakers, sandals, slippers and boots”.
04/21/09 — Instructed assoc. to file application.

Thailand (Our Docket 20249)	Class 25 — Shoes (except sport shoes), sport shoes, sneakers, sandals, slippers and boots	727641 04/23/2009	Not registered	DECLARATION DUE 07/01/2009
CERTIFIED DOCUMENT DUE 07/01/2009
05/05/09 — Sent Declaration to SKX for signature.
05/04/09 — Received filing particulars.
04/21/09 — Received amendment to identification of goods to: “shoes (except sport shoes), sport shoes, sneakers, sandals, slippers and boots”.
04/21/09 Instructed assoc. to file application.

Turkey Madrid Protocol (Our Docket 20266)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	A0015934 04/30/2009	Not registered	04/30/09 — Filed application with PTO.

Class 25 — Footwear.

UAE (Our Docket 20239)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	128550 04/26/2009	Not registered	05/28/09 — Assoc. confirmed receipt of certified document. 05/15/09 — Sent certified document to assoc. 04/27/09 — Received filing particulars. 04/21/09 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
UAE (Our Docket 20250)	Class 25 — Footwear.	128551 04/26/2009	Not registered	05/28/09 — Assoc. confirmed receipt of certified document. 05/15/09 — Sent certified document to assoc. 04/27/09 — Received filing particulars. 04/21/09 — Instructed assoc. to file application.

Venezuela (Our Docket 20240)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	6906-2009 04/24/2009	Not registered	CERTIFIED DOCUMENT DUE 07/24/2009 05/15/09 — Sent certified document to assoc. 05/06/09 — Filing receipt. 04/21/09 — Assoc. confirmed instructions. 04/21/09 — Instructed assoc. to file application.

Venezuela (Our Docket 20251)	Class 25 — Footwear.	6907-2009 04/24/2009	Not registered	CERTIFIED DOCUMENT DUE 07/24/2009 05/15/09 — Sent certified document to assoc. 05/06/09— Filing receipt. 04/21/09 — Assoc. confirmed instructions. 04/21/09 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark
MARK NASON
As of May 31, 2009
MARK NASON

1

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark
MARK NASON
As of May 31, 2009

	Docket	Goods	Serial No.	Registration No.
Mark	No.	Class	Filing Date	Filing Date	Status
USTM MARK NASON	14110	25	78/170,845 10/03/2002	3,133,663 08/22/2006	DOU DUE 08/22/2012 REGISTRATION RENEWAL DUE 08/22/2016 11/22/06 — Sent status re MARC NEWSON to SKX. 09/08/06 — Sent original certificate of reg. to SKX.

					Class 25 — Apparel; namely shirts, pants

USTM THE MARK OF STYLE	14540	25	78/215,972 02/18/2003	2,855,282 06/15/04	REGISTRATION RENEWAL DUE 06/15/2014

					Class 25 — footwear

USTM (DIV) MARK NASON	15314	25	78/975,439 10/03/02	2,865,769 07/20/2004	REGISTRATION RENEWAL DUE 07/20/2014
§8 & §15 Declaration Due 07/20/2010
05/02/06 — Informed SKX re filing of MARK NASON application by Jin-Soo Kim.
					05/02/06 — Korea assoc. advised about an application filing of MARK NASON by Kim, Jin-Soo (Korean individual).

					Class 25: Footwear.

USTM (ITU) MARK NASON	14129	18	78/173,528 10/11/02		ABANDONED 11/24/03 Due Date to File SOU or First RET is March 9, 2004 11/21/03 — Skechers requested we abandon the application.

					18 for bags

USTM: ROCK NEVER DIES	17121	25	78/827,737 03/02/2006	3,339,494 11/20/2007	DOU DUE 11/20/2013 REGISTRATION RENEWAL DUE 11/20/2017 1 1/27/07 — Sent original registration certificate to SKX. Class 25 — Footwear.

USTM: SIREN BY MARK NASON	17179	25	78/847,326 03/27/2006	3,598,532 03/31/2009	DOU DUE 03/31/2015 REGISTRATION RENEWAL DUE 03/31/2019 04/14/09 — Sent registration certificate to SKX.

					Class 25 — Footwear.

2

SKECHERS U. S.A., INC. II
U.S. and Foreign Status Report for the mark
MARK NASON
As of May 31, 2009

	Docket	Goods	Serial No.	Registration No.
Mark	No.	Class	Filing Date	Filing Date	Status
USTM (ITU): MARK NASON Goods: Leather and non- leather bags, namely, purses, handbags, tote bags, fanny packs, wallets, gym bags, sport bags, duffle bags, rolling bags, messenger bags, backpacks, and luggage.	18831	18	77323915 11/07/2007	Not registered	1st RET OR SOU DUE 10/14/2009
04/16/09 — Received Notice of Allowance.
01/08/09 — Received Notice of Publication.
11/12/08 — Filed response to office action.
11/12/08 — Received signed consent agreement.
10/06/08 — Sent 5th reminder.
09/20/08 — Sent 4th reminder.
09/08/08 — Sent 3rd reminder.
07/22/08 — SKX confirmed instructions to have Mark Nason sign a new consent form.
07/08/08 — Sent 2nd reminder.
06/19/08 — Sent 1st reminder.
05/22/08 — Received Office Action.
04/21/08 — Filed response to Priority Action with PTO.
04/18/08 — SKX instructs deleting shopping bags entirely.
04/16/08 — Received Priority Action from PTO.
03/04/08 — Filed response to office action with PTO.
02/22/08 — Received office action from PTO.
11/07/07 — Filed trademark application with PTO.
10/24/07 — Sent ITU application to SKX for signature.
10/18/07 — Received instructions to file trademark.

USTM (ITU):	19855	03	77/626,950	Not registered	FOREIGN FILING DUE 06/04/2009
			12/04/2008		03/08/09 — Notice of Publication.
MARK NASON					02/25/09 — Filed response to office action.
02/24/09 — Received office action.
(Class 03)					01/08/09 — Filed response to office action.
01/07/09 — Received office action.
12/04/08 — Filed application with PTO.
12/02/08 — Received signed application.
11/20/08 — Sent ITU application to SKX for signature.
11/18/08 — Received instructions to file trademark.

Class 03 — Cologne; eaux de toilette; fragrances; perfumes.

USTM (ITU):	20322	09	Not filed	Not registered	05/22/09 — Sent reminder.
05/11/09 — Sent ITU application to SKX for signature.
MARK NASON					05/08/09 — Received instructions to open file.

Class 09					Eyewear, namely, eyeglasses, sunglasses and optical frames; eyewear accessories, namely, eyewear cases, neck cords and neck chains.

3

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark
MARK NASON

	Docket	Goods	Application No.	Reg. No.
Country	No.	Class	Filing Date	Filing Date	Status
Australia TM	14167	25	936637 12/04/02	936637 05/15/03	REGISTRATION RENEWAl DUE 12/04/2012

					Class 25: footwear and apparel.

11/21/05 — Assoc. informed us that it’s never necessary to file evidence of use of a registered trademark in Australia (unless a third party were seeking cancellation of non-use for three years).
					11/21/05 — Informed assoc. re period for continued use is due December 3, 2005 and asked if evidence proving use of the mark is necessary.

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark
MARK NASON

	Docket	Goods	Application No.	Reg. No.
Country	No.	Class	Filing Date	Filing Date	Status
Canada TM	14168	25	1,172,521		RESPONSE TO OFFICE ACTION DUE 11/11/2009
			03/26/03		04/23/09 — Assoc. confirmed extension to respond to office action.
05/12/08 — Req. extension of time to respond to office action to 11/11/2008.
02/12/08 — Examiner rejected application on the ground that Mark Nason is a name.
10/23/07 — Received response to office action from assoc.
09/20/07 — Received office action objecting the mark MARK NASON because it is the name of a person.
07/27/07 — Received office action from assoc.
05/25/07 — Received response to the outstanding Examiner’s report from assoc.
03/20/07 — Assoc. confirmed receipt.
03/05/07 — Instructed assoc. to prepare a consent to deal form for the signature of Mark Nason.
03/02/07 — Received office action from assoc.
01/31/07 — Instructed assoc. to seek registration based on the U.S. ‘769 reg.
01/31/07 — SKX instructs to seek registration promptly based on the U.S. ‘769 reg for footwear and apparel.
01/15/07 — Req. SKX to instruct whether to seek the registration promptly for footwear and apparel, namely shirts and pants or use the mark on all the goods identified in the Canada registration.
01/12/07 — Assoc. confirmed receipt of certified copy of registration.
12/21/06 — Sent certified copy of reg. to assoc.
12/21/06 — Received certified copy of reg. from Harris and assoc.
12/07/06 — Assoc. confirmed instructions to obtain extension.
12/06/06 — Req. assoc. to obtain an extension of time to file certified copy.
06/06/06 — Assoc. requested an extension of time to file certified copy.
06/04/06 — Assoc. confirmed instructions to request an extension of time to field a certified copy.
05/26/06 — Instructed assoc. to request extension of time to file certified copy of reg.
05/26/06 — Received reminder from assoc. re certified copy due date.
04/22/06 — Informed SKX of the due date to file certified copy of registration and recommended deleting apparel from the Canadian registration and seek registration based on the u.s. registration for footwear.
04/21/06 — Received reminder from assoc. that certified copy of registration is due 06/12/06.
11/11/05 — Received assoc. It. re applicant requests 6 month RET.
11/03/05 — Associate confirmed they will file RET before the deadline.
11/02/05 — Requested associate to obtain an extension of time to submit the cert copy of the US registration for apparel.
10/20/05 — Sent reminder to Skechers.
09/01/05 — Sent reminder to Skechers re use due in US in order to file use in Canada.

SKECHERS U. S.A., INC. II
U.S. and Foreign Status Report for the mark
MARK NASON

	Docket	Goods	Application No.	Reg. No.
Country	No.	Class	Filing Date	Filing Date	Status
Canada TM:	19182	25	1,388,776	Not registered	04/11/09 — Requested status of application.
			03/26/2008		04/23/08 — Received filing particulars.
MARK					03/26/08 — Assoc. confirmed filing of application.
NASON					02/27/08 — Instructed assoc. to file new application for footwear only.
					02/26/08 — Received instructions to open new file.

					Class 25 — Footwear only.

China TM	14169	25	3408222	3408222	REGISTRATION RENEWAL DUE 11/05/2014
			12/17/02	11/05/04

					Class 25: Footwear, clothing.

CTM	14170	25	2 955 532	2955532	REGISTRATION RENEWAL DUE 12/01/2012
			12/02/2002	03/16/2007	05/21/07 — Sent original application to SKX.

					Class 25 — Footwear, apparel, headgear.

CTM:	19858	3	7448558	Not registered	Opposition Period Ends 05/20/2009
			12/09/2008		04/22/09 — Received notice of publication.
MARK					01/23/09 — Assoc. confirmed receipt of certified document.
NASON					01/21/09 — Sent certified document to assoc.
					01/07/09 — Ordered certified document.
					12/12/08 — Received filing particulars.
					12/08/08 — Instructed assoc. to file application.
					11/18/08 — Received instructions to file application.

					Class 03 — Cologne; eaux de toilette; fragrances; perfumes.

France TM	14171	25	023197588	02 319 7588	REGISTRATION RENEWAL DUE 12/03/2012
			12/04/02	12/04/2002	Continuous use Due 12/03/2008

					Class 25: clothing and footwear (with the exception of orthopedic shoes.)

Germany TM	14172	25	302 58 996.1/25	302 58 996	REGISTRATION RENEWAL DUE 12/31/2012
			12/02/02	01/14/03	Continued Use Due 01/14/2008
					Class 25: footwear, apparel and headgear.

Hong Kong TM	14173	25	2002 18799	10240	REGISTRATION RENEWAL DUE 10/03/2019
			12/03/02	07/17/2003	04/30/09 — Sent renewal certificate to assoc.

					Class 25: footwear and apparel.

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark
MARK NASON

	Docket	Goods	Application No.	Reg. No.
Country	No.	Class	Filing Date	Filing Date	Status
Italy TM	17171	25	RM2006C002399 04/19/2006	Not registered	Due to the current backlog in Italy, it takes 3-4 years before the registration certificate is issued.
					05/02/06 — Received filing receipt from associate.
					04/10/06 — Sent to associate the original signature copy of POA.
					04/07/06 — Received signed POA from SKX.
					04/04/06 — Sent to SKX the POA for signature of Phil.
					04/03/06 — Received reminder to return signed POA to associate.
					03/14/06 — Received mail confirmation copy of POA from associate.
					03/06/06 — Sent POA to SKX in the name of Phil.
					03/06/06 — T/C with Phil re changing the POA in the name of Phil because David is out of town for 3 weeks.
					03/03/06 — Faxed POA to SKX.
					03/02/06 — Received Power of Attorney from associate.
					03/01/06 — Requested associate to file application for the mark in Italy.
					02/28/06 — Received instructions from SKX to register the mark in Italy in Class 25 for footwear and apparel.

					Class 25 — Footwear and apparel.

Japan TM	14174	25	108228/2002	4685511	REGISTRATION RENEWAL DUE 06/20/2013
			12/20/02	06/20/2003	Continuous Use Due 06/20/2008

					Class 25: clothing, garters, stocking suspenders, braces (suspenders), waistbands, belts, footwear, masquerade costume, special sporting and gymnastic wear, special sporting and gymnastic footwear.

Korea	17809	25	2006-51650	400730383	REGISTRATION RENEWAL DUE 12/05/2017
			10/13/2006	12/06/2007	12/31/07 — Sent registration certificate to SKX.

					Class 25 — Voluminous list of goods. Please see file for exact identification of goods.

New Zealand TM	14175	25	670706	670706	REGISTRATION RENEWAL DUE 10/03/2019
			12/16/02	07/07/03	05/07/09 — Received renewal receipt.
					04/13/09 — Assoc. confirmed instructions.
					04/07/09 — Instructed assoc. to renew registration.

					Class 25: Footwear and apparel.

Panama TM	14176	25	124597	124597	REGISTRATION RENEWAL DUE 12/11/2012
			12/11/02	10/10/03	Class 25: Footwear and apparel.

SKECHERS U. S.A., INC. II
U.S. and Foreign Status Report for the mark
MARK NASON

	Docket	Goods	Application No.	Reg. No.
Country	No.	Class	Filing Date	Filing Date	Status
Philippines TM	14177	25	4-2003-0001172	4-2003-001172	REGISTRATION RENEWAL DUE 06/15/2016
			02/10/03	06/16/2006	10/23/07 — Sent registration certificate to SKX.

					Class 25 — Footwear; namely shoes, and apparel; namely shirts, pants, jackets, coats, dresses, shorts, skirts, headwear, hats, socks and belts.

South Africa TM	14178	25	2002-19318	2002/19318	REGISTRATION RENEWAL DUE 12/04/2012
			12/05/2002	10/03/2002	09/07/07 — Sent original certificate to SKX.

					Class 25 — Footwear and apparel.

Taiwan TM	14179	25	91051515	1067265	REGISTRATION RENEWAL DUE 11/15/2013
			12/06/2002	11/15/2003	Continued Use Due 11/15/2006

					Class 25: footwear and apparel.

United Kingdom TM	14180	25	2318812	2318112	REGISTRATION RENEWAL DUE 12/10/2012
			12/10/02	07/04/2003	Continued Use Due 12/10/2007

					Class 25: footwear and apparel.

Venezuela TM	17763	25	221282006	n/a	11/28/06 — Received withdrawal of application from associate.
			n/a		10/09/06 — Assoc. confirmed withdrawal of application and opposition.
					10/05/06 — SKX advised refrain from filing opposition and withdrawing application.
					10/04/06 — Advised SKX the probability of prevailing are low due to the insubstantial sales and advertising of Mark Nason footwear outside of the U.S.
					10/04/06 — Assoc. advised Mr. Kabchi’s application will be denied based on the prior existence of reg. P263764 for MARK NASON FASHION FOOTWEAR in the name of Salvatore Volpe Franzella.
					10/03/06 — Instructed assoc. to hold off on filing opposition and req. strategy for withdrawing application rather having it rejected based on priority dates.
					10/03/06 — T/C with SKX re withdrawal.
					10/02/06 — SKX instructs to hold-off on doing anything for now.
					10/02/06 — Assoc. confirmed filing of application with PTO.
					09/27/06 — Assoc. confirmed instructions to file application.
					09/26/06 — Instructed assoc. to file application to register the mark MARK NASON for footwear and apparel in Class 25.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009
SKECHERS’ OTHER MARKS
(not including the term “SKECHERS” and are not included on an individual report)

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
S (GLOBL LOGO) for footwear	08471		74/624,135 01/23/1995	1,945,652 01/02/1996	ABANDONED 01/06/2006 REGISTRATION NEXT RENEWAL DATE 01/02/2006

“FRICTION”	08547	FRICTION	74/623,765 01/20/1995	1,963,040 03/19/1996	ABANDONED PER MAL 03/21/2006 REGISTRATION NEXT RENEWAL DATE 03/19/2006

“CLEAR GRIP”	08805	CLEAR GRIP	74/708,352 06/30/1995	2,029,327 01/07/1997	ABANDONED 01/08/2003 REGISTRATION NEXT RENEWAL DATE 01/07/2007

“HEARTBEATS”	08913	HEARTBEATS	75/013,865 11/02/1995	2,003,200 09/24/1996	ABANDONED 09/13/2001 REGISTRATION NEXT RENEWAL DATE 09/24/2006

“ENDUROLITE”	09239	ENDUROLITE	75/048,376 01/25/1995	2,045,142 03/11/1997	ABANDONED 02/22/2002 REGISTRATION NEXT RENEWAL DATE 03/11/2007

“WOMPERS”	09577	WOMPERS	75/132,155 07/10/1996	2,107,996 10/21/1997	ABANDONED PER SKX EMAIL OF 02/02/2007 02/02/2007 – SKX instructs to abandon registration.

“FOAMIES”	10173	FOAMIES	75/332,278 07/29/1997	2,296,563 11/30/1999	ABANDONED 9/12/2005 PURSUANT TO PHIL’S REQUEST REGISTRATION NEXT RENEWAL DATE 11/30/2009 08/25/2005 – Phil request we abandon the registration.

“STREET CLEAT”	08297	STREET CLEAT	74/569,793 09/06/1994	2,079,608 07/15/1997	REGISTRATION RENEWAL DUE 07/15/2017 12/01/2006 – Sent Notice of Acceptance of 8&9 to SKX. 11/30/2006 – Received Notice of Acceptance of 8&9 from PTO. Class 25 – Footwear

SLIGHTS	10375	SLIGHTS	75/384,900 11/05/1997	2,246,720 05/18/1999	REGISTRATION RENEWAL DUE 05/18/2009 07/06/2004 – PTO accepted 8&15 Declaration of Use. Class 25 – Footwear

S LIGHTS	10652	S LIGHTS	75/443,560 03/03/1998	2,261,697 07/13/1999	REGISTRATION RENEWAL DUE 07/13/2019 10/24/08 – Received Notice of Acceptance of 8 and 9 Renewal. 04/04/05 – Filed Declaration of Use 8&15. Class 25: Footwear

SLIGHTS & Design	10631		75/443,557 03/03/1998	2,293,564 11/16/1999	REGISTRATION RENEWAL DUE 11/16/2009 02/01/09 – Sent reminder to SKX. 04/26/05 – Receive approval of 8&15. Informed Skechers.

SLIGHTS	10594	SLIGHTS	75/412,904 01/01/1998		ABANDONED 11/17/2000 Class 25: Apparel

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
(ITU) “SKECH AIR”	10309	SKECH AIR	75/371375 10/10/1997		ABANDONED 10/20/2003 SOU or Fourth RET Due December 4, 2003

(GENERATIONS [work mark])	10417	GENERATION S	75/397,478 11/21/1997	2,286,438 10/12/1999	ABANDONED PURSUANT TO PHIL’S EMAIL OF 10/22/2003 REGISTRATION NEXT RENEWAL: 10/12/2009 Goods – for footwear

(ITU) PLANET S	10620	PLANET S	75/481,977 05/08/1998		ABANDONED 02/06/2002

(ITU) “FATSOLES”	10879	FATSOLES	75/516,668 07/10/1998	2,274,302 08/31/1999	ABANDONED REGISTRATION 12/12/2003 REGISTRATION RENEWAL DUE 08/31/2009

(ITU) SKLA	12533	SKLA	96/198,765 01/23/2001		ABANDONED 10/21/2003 Fifth and Final RET or SOU Due 05/06/2004

United States (GEN S)	11203		76/642,104 02/17/1999	2,319,260 02/15/2000	ABANDONED REGISTRATION 11/30/2005
“DESIGN OVAL AND ARROW ON RT. SHOE”	11214		75/647,021 02/24/1999	2,388,867 09/19/2000	ABANDONED PER JIM EMAIL OF 09/19/2006

“DESIGN OVAL AND ARROW ON LT. SHOES”	11215		75/647,017 02/24/1999	2,388,868 09/19/2000	ABANDONED PER JIM EMAIL OF 09/19/2006

(ITU) “S GEAR” - for footwear	11326	S GEAR	75/657,505 03/10/1999		ABANDONED 04/18/2003
U .S. A. (ITU) “ CLUB S” - for footwear	11335	CLUB S	75/657,529 03/10/1999		ABANDONED 08/01/2006 PER PHIL EMAIL 08/01/2006 – SKX instructs to abandon application.

U.S.A. (ITU) “CLUB S AND DESIGN” - for footwear	11357		75/706,856 05/14/1999		ABANDONED 08/03/2006 PER PHIL EMAIL 08/03/2006 – Filed Request for Express Abandonment. 08/03/2006 – SKX authorized filing Request for Express Abandonment.

(ITU) “Uth “	11417	UTH	75/706,857 05/14/1999		ABANDONED

(ITU) “UNSEEN, UNTOLD, UNSOLD”	11725	UNSEEN, UNTOLD, UNSOLD	75/824,710 10/18/1999		ABANDONED 12/12/2003 Class 25: footwear

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
“S TREMES” - for footwear	11730	S TREMES	75/824,711 10/18/1999	2,373,042 08/01/2000	ABANDONED PER PHIL FAX 07/17/2006 REGISTRATION NEXT RENEWAL DATE 08/01/2010

“G-TECH” - for footwear	11749	G-TECH	75/824,521 10/18/1999	2,498,948 10/16/2001	REGISTRATION RENEWAL DUE 10/16/2011 03/23/2007 – Sent Notice of Acceptance of 8&15 to SKX

“SKECH-UPS” - for footwear and apparel	11819	SKECH-UPS	75/876,412 12/21/1999		ABANDONED 06/11/2003 Fifth and Final RET or SOU Due 07/23/2003

“SKECH-UPS”	11820	SKECH-UPS	75/876,410 12/21/1999		ABANDONED 06/11/2003 Fifth and Final RET Due 07/09/2003

“HOUSE PARTIES” Goods: for footwear	11825	HOUSE PARTIES	75/876,409 12/21/1999	2,423,237 01/23/2001	ABANDONED PER SKX EMAIL 12/12/2006 §8&§15 OPEN 01/23/2010 – DUE 01/23/2007 RENEWAL OPEN 01/23/2010 – DUE 01/23/2011 12/12/2006 – SKX instructs to abandon.

(ITU) “SKETCHES” - footwear and apparel	12034	SKETCHES	76/004,307 03/20/2000		ABANDONED 06/13/2003

TM/SM (ITU) “NETWEAR”	12045	NETWEAR	76/021,295 04/10/2000		ABANDONED 10/09/2001

(ITU) “SKETCHERS”	12072	SKETCHERS	76/039,127 05/02/2000		ABANDONED 08/21/2003

“STRIPE ON SIDE OF SHOE”	12095		76/150,852 10/20/2000		ABANDONED 04/01/2002 Goods: for footwear

U.S.A. TM (ITU) “QUANTUM” for footwear	12251	QUANTUM	76/112,896 08/21/2000	ABANDONED 06/9/2004 PURSUANT TO PHIL’S EMAIL OF 06/01/2004
05/25/2004 – Sent letter to Skechers informing them we received the Notice of Allowance. Requested whether they intend to use the mark or whether we should abandon the application.
					06/19/2003 — Skechers requested we let the application proceed in its natural course

USTM (ITU) S and heart design	12360		76/163,978 11/14/2000		FILE CLOSED PURSUANT TO SETTLEMENT WITH COLUMBIA INSURANCE AND LOWELL SHOES

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
USTM (ITU) heart design	12361		76/163,977 11/14/2000		FILE CLOSED PURSUANT TO SETTLEMENT WITH COLUMBIA INSURANCE AND LOWELL SHOES

U.S.A. “CHROME DOME”	07311	CHROME DOME	74/403,046 06/18/1993	1,853,178 09/06/1994	ABANDONED JANUARY 12, 2001 REGISTRATION NEXT RENEWAL 09/06/2004

“DESIGN (ON SHOE SIDE)”	07469		74/437,796 09/20/1993	1,944,893 01/02/1996	ABANDONED JANUARY 12, 2001 REGISTRATION NEXT RENEWAL 01/02/2006

“PARALLEL STRIPES”	07416		74/432,801 09/07/1993		ABANDONED 06/1/2000

“WHAT’S THE WORLD’S COMING TO”	08411	WHAT THE WORLD COMING TO	74/598,150 11/14/1994		ABANDONED 04/1997

S (GLOBE LOGO) - for apparel	08497		74/621,248 01/17/1995		ABANDONED

“PNEUMATIX” — for footwear	10043	PNEUMATIX	75/282,973 04/28/1997		ABANDONED

(ITU) “POP STARS” — for footwear	10129	POP STARS			ABANDONED

(ITU) “M.K.” — for footwear	10276	M.K.	75/357,557 09/16/1997		ABANDONED 02/1999

(ITU) “DURAFO M” — for footwear	10382	DURAFOM			ABANDONED

DESIGN (STREET CLEAT)	10618		75/444,802 03/05/1998		ABANDONED 03/14/2000

DESIGN (WOMPER)	10619		75/444,800 03/05/1998

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
DESIGN UPPER (Style #7926) for footwear	10674		75/482,245 05/08/1998		ABANDONED 05/10/2000

(ITU) “FATSO’S” for footwear	10909	FATSO’S	75/523,991 07/23/1998		ABANDONED 02/25/2000

(ITU) “STREET SWEETS”	11047	STREET SWEETS	75/544,466 08/28/1988		ABANDONED 12/10/1999

(ITU) “S BOYS” – for footwear	11088	S BOYS	75/567,262 10/09/1998		ABANDONED 05/10/2000

“JAMMERS” – for footwear	11143	JAMMERS	75/594,307 11/24/1998		ABANDONED 03/14/2000

(ITU) “SITYBALL” – for footwear	11294	SITYBALL	75/638,520 02/11/1999		ABANDONED 03/30/2000

(ITU) “SWINGERS”	11397	SWINGERS	75/693,123 04/28/1999		ABANDONED 03/21/2000

(ITU) “DESIGN” – WOMPER BOTTOM” – for footwear	11415		75/706,859 05/14/1999		ABANDONED

(ITU) “DESIGN STREET CLEAT BOTTOM” – for footwear	11416		75/706,858 05/14/1999		ABANDONED

(ITU) “SKETCH-UPS”	11427	SKETCH-UPS	75/727,105 06/11/1999		ABANDONED 01/25/2000

(ITU) “GRAFFEETI”	11428	GRAFEETI	75/727,104 06/11/1999		ABANDONED 04/20/2000

(ITU) “GRAFFEETI”	11429	GRAFEETI	75/727,103 06/11/1999		ABANDONED 04/20/2000

Service Mark SKETCH-UPS	11430	SKETCH-UPS	75/727,102 06/11/1999		ABANDONED 01/25/2000

GRAFEETI (ITU) SERVICE MARK	11431	GRAFEETI	75/727,101 06/11/1999		ABANDONED 04/20/2000

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
GRAFFEETI (ITU) SERVICE MARK	11432	METROS	75/727,100 06/11/1999		ABANDONED 04/20/2000

“METROS” — for Footwear	11712	DOLLIES	PENDING		ABANDONED 02/23/2000

“DOLLIES”—for footwear	11731	WINSKECHER S. COM	75/824,702 10/18/1999		ABANDONED 03/30/2000

“WINSKECHERS.COM” — (ITU)	11855	WINSKECHER S. COM	75/876,413 12/21/1999		ABANDONED 03/23/2001 – Skechers informed to proceed with abandoning file.

“WINSKECHERS.COM” — (ITU) SERVICE MARK	11856	WINSKECHER S. COM	75/876,414 12/21/1999		ABANDONED 03/23/2001 – Skechers informed to proceed with abandoning file.

“S DESIGN ON THE SIDE OF SHOE”	09052		75/025,193 11/27/1995		ABANDONED

“WELCOME TO THE PARTY”	10934	WELCOME TO THE PARTY	75/523,990 07/23/1998		ABANDONED 02/24/2000

(ITU) “PLATFOAMS” — for footwear	11018	PLATFOAMS	75/544,464 08/28/1998		ABANDONED 06/21/2001.

SKOOTERS TM (ITU)	12279	SKOOTERS	76/128,819 09/18/2000		ABANDONED

TM/SM (ITU) “WEBWEAR”	12044	WEBWEAR	76/021,296 04/10/2000	ABANDONED
25 – footwear and apparel
					42 – retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.

“DESIGN (SQUARE ON SIDE OF SHOE)” .	07736		74/492,831 02/22/1994	1,927,144 10/17/1995	ABANDONED 04/18/2001 REGISTRATION NEXT RENEWAL DATE 10/17/2005

“DESIGN (ON SHOE TONGUE)”	07447		74/437,798 09/20/1993	1,915,022 08/29/1995	ABANDONED 11/01/2000 REGISTRATION NEXT RENEWAL DATE 08/29/2005

“BLASTERS”	11046	BLASTERS	75/598,960		ABANDONED 04/11/2001
					Prosecution suspended pending outcome of Cancellation

(ITU) “STRETCH-FIT” – footwear	12046	STRETCH-FIT			APPLICATION ABANDONED 11/03/2000

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
(ITU) “S GIRLS”	10779	S GIRLS	75/481,978 05/08/1998		ABANDONED 07/03/2001

(ITU) THAT TOO	12747	THAT TOO	76/255,478 05/14/2001		ABANDONED 06/13/2001

(ITU) QUADS	12848	QUADS	76/291,242 07/30/2001		ABANDONED 01/25/2002

(ITU) S GIRLS for footwear and apparel	12860	S GIRLS	76/288,371 07/20/2001		ABANDONED 06/27/2003 Third RET or SOU due 01/02/2004

(ITU) FIRST STEP for infant and toddler shoes	12867	FIRST STEPS	76/287,592 07/20/2001		ABANDONED 10/26/2001

USTM: PLUS ONE	12899	PLUS ONE			ABANDONED 04/11/2002

(ITU) STRETCHABLES for footwear	12901	STRETCHA BLES	76/308,059 09/04/2001		ABANDONED 12/07/2001

USTM (ITU) STREET SKATES	12923	STREET SKATES	76/310,221 09/10/2001		ABANDONED 10/08/2002

USTM (ITU) ROAD SKATES	12924	ROAD SKATES	76/310,220 09/10/2001		ABANDONED 10/08/2002

USTM (ITU) ENERGY QUADS	12996	ENERGY QUADS	76/324,559 10/15/2001		ABANDONED 01/25/2002

USTM (ITU) ROLLERBOARDS	13005	ROLLER BOARDS	76/329,526 10/22/2001		ABANDONED 05/24/2002

USTM (ITU) TRI WHEELIES	13070	TRI WHEELIES	76/349,636 12/17/2001		ABANDONED 03/17/2003 — Pursuant to Heeling Settlement.

USTM (ITU) POP WHEELIES	13071	POP WHEELIES	76/349,635 12/17/2001		ABANDONED 03/13/2003 Due to Paragraph 10 of the settlement with Heeling, we are obligated to abandon this application.

USTM (ITU) SHOE DESIGN (Quarter Brace)	13084		Not filed		ABANDONED 12/12/2003

USTM (ITU) 3 WHEELERS (Class 25 for apparel)	13097	3 WHEELERS	76/351,420 12/21/2001		ABANDONED 06/27/2003

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
USTM Use Based 3 WHEELERS (Class 25 for Footwear)	14227	3 WHEELERS	Not filed		ABANDONED 06/27/2003

USTM (ITU) 3 WHEELERS (Class 28 for roller skates)	13098	3 WHEELERS	76/351,419 12/21/2001		ABANDONED 10/21/2002

USTM S and design (sideways “s”)	13260		76/382,751 03/14/2002	2,702,175. 04/01/2003	CLOSED PER JIM EMAIL OF 06/05/2008 DOU DUE 10/01/2008 RENEWAL DUE 04/01/2013 Class 25 – Footwear

USTM (ITU) S LAND 25 for footwear	13276	S LAND	76/389,374 04/01/2002		ABANDONED 04/18/2003

USTM (ITU) S VILLE 25 for footwear	13277	S VILLE	76/389,280 04/01/2002		ABANDONED 04/04/2003

USTM (ITU) STREET SKATES USA 16 for magazines	13299	STREET SKATES USA	76/383,043 03/18/2002		ABANDONED 09/12/2002

USTM (ITU) ROAD SKATES USA 16 for magazines	13300	ROAD SKATES USA	76/383,042 03/18/2002		ABANDONED 09/12/2002

USTM (ITU) QUADS USA 16 for magazines	13302	QUADS USA	76/383,039 03/18/2002		ABANDONED 09/12/2002

(ITU) CHEAP SKATES USA 16 for magazines	13306	CHEAP SKATES USA	76/383,036 03/18/2002		ABANDONED 09/12/2002

USTM (ITU) 3 WHEELERS and design 25 for footwear and apparel	13345		78/123,522 04/23/2002		ABANDONED 04/18/2003

USTM USE BASED DESIGN (“B”) 28 for roller skates	13349		78/123,911 04/25/2002		ABANDONED 04/18/2003

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
USTM ITU DESIGN (“B”) 25 for footwear and apparel	13350		78/123,918 04/25/2002		ABANDONED 04/18/2003

ITU DESIGN (“B”) 18 for bags	13351		78/123,921 04/25/2002		ABANDONED 06/27/2003 Class18: all-purpose bags, tote bags, carry –on bags, luggage and garment bags for travel.

ITU DESIGN (“B”) for safety equipment for roller skates	13352		78/123,928 04/25/2002		ABANDONED 06/27/2003 Class 28: Safety equipment for roller skates, namely knee pads and elbow pads.

USE BASED 3 WHEELERS and design 28 for wheeled footwear	13440		78/123,536 04/23/2002	2,700,481 03/25/2003	REGISTRATION RENEWAL DUE 03/25/2013 ABANDONED 06/27/2003

USTM DESIGN Double-Sided Serrated Trim	13490		78/141,082 07/03/2002		ABANDONED 10/31/2003

USTM: DESIGN (SLIPPING MAN)	13694	78/162,384 09/10/2002	2,833,235 04/13/2004	DOU DUE 04/13/2010
REGISTRATION RENEWAL DUE 04/13/2014
05/06/09 – Sent DOU to SKX.
04/17/09 – Received specimens.
04/15/09 – Received instructions to prepare DOU.
04/15/09 – Sent reminder.

					Class 25; Footwear.

USTM (ITU) ALL DAY COMFORT 25 for footwear	13774	ALL DAY COMFORT	78/162,101 09/10/2002		FILE ABANDONED – 2/26/2003 Due Date to Respond to Office Action is August 7, 2003

USTM (ITU) DESIGN ON RIGHT SIDE OF SHOE (WALSH)	14230		78/183,102 11/08/2002		ABANDONED 10/31/2003 DUE DATE TO FILE SOU OR RET IS 04/26/2004 10/14/2003 – Skechers requested we abandon the application

USTM (ITU) DESIGN ON LEFT SIDE OF SHOE (WALSH)	14231		78/183,110 11/08/2002		ABANDONED 10/31/2003 DUE DATE TO FILE SOU OR RET IS 04/26/2004 10/14/2003 – Skechers requested we abandon the application.

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. DATE	STATUS
USTM (ITU) TUFF-AIR (footwear)	14771	TUFF-AIR	78/271,117 07/07/2003	N/A	ABANDONED PER PHIL T/C 06/16/2006
USTM (ITU) TUFF S	14934	TUFF S	78/311,530 10/09/2003		ABANDONED 04/28/2006 04/28/2006 – Received instructions to abandon application.
USTM: S and design	15049		78/336,350 12/04/2003	2,916,380 01/04/2005	DECLARATION OF USE DUE 01/04/2011 REGISTRATION RENEWAL DUE 01/04/2015 *Class 25, Footwear*
USTM (ITU): CALI GIRL	15162	CALI GIRL	78/364,718 02/09/2004		ABANDONED PURSUANT TO SKECHERS' AUTHORIZATION DATED 02/28/2005
USTM (ITU) LA SUPERSTARS	15353	LA SUPERSTA RS	78/427,168 05/28/2004		ABANDONED PER SKX 05/**/2005 – Filed request to withdraw application without prejudice.
USTM (ITU): S (design)	15366		78/428,625 06/02/2004		ABANDONED 04/26/05 04/13/2005 – PTO issued Notice of Abandonment. 02/07/2005 – Filed express abandonment pursuant to Jim Scotti's instructions.
USTM (ITU): SKEVLAR	15445	SKEVLAR	78/465,648 08/11/2004		ABANDONED 12/29/2006 PER SKX 12/30/2005 – Email to SKX confirming withdrawal of application. 12/30/2005 – Sent letter to USPTO for withdrawal of application. 12/29/2005 – Email from SKX instructing to withdrawal application.
USTM (ITU): TWISTERS	15447	TWISTERS	78/461,752 08/04/2004		ABANDONED 03/14/2006 per SKX 03/14/2006 – Received instructions from SKX to abandon. 03/02/2006 – Sent 2nd reminder to SKX re filing 1st RET or SOU. 12/29/2005 – Sent reminder to SKX re filing SOU and/or RET. 09/23/2005 – Informed Skechers the Notice of Allowance issued and the SOU or first RET will be due for footwear. 06/17/2005 – Informed Skechers the mark will be published for a 30 day opposition period. 08/05/2004 – Informed Skechers of application number and foreign filing deadline. 08/02/2004 – Received signed application from Skechers. Filed application. 07/28/2004 – Sent ITU application to Amy by email. 07/28/2004 – Amy Requested we prepare an ITU trademark application for the mark TWISTERS on footwear.

H:\SKECHERS\STATUS REPORTS\OTHER MARKS.DOC

Page 11 of 44

*    Confidential Portions of Columns Omitted and Filed Separately with the Commission.
SKEGtiER .S.AfJi p U.S. AND FOREIGN TRADEMARK REGISTRATIONS AN j-jp JpNS SKgCHERS1 MARKS NQJJNCLUDING THE WORD’*Sk cHEi i ;&$& -\ As of May 31, 2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS , NO. MAR* FILING DATE DATE ft y ;glfe g g WllSl fiH 111 -y;:§ aiM ia ifeia il ;;v’rl:;’ll K8 llll; : R Ps i is — csia? :?ji§ A - jfg f jjgiarj,i’r’S’” -:i ‘ .K’-;/, . ¥i J:.AWI ;F’5.- IfSSSKv :?Bi’i;!’/;’ A ‘i\t- ‘&1:-’SSft iWU’i’S*-r Sl i*?SS? 5f 8P PttJ ‘W-S : %v*Kp;:tef%;i’ : ps astiB - 0Ff :;:;;M;iy:- ; iv.:- USTM: S and design 15049 — O 78/336,350 2,916,380 DECLARATION OF USE DUE 01/04/2011 (j r) 12/04/2003 01/04/2005 REGISTRATION RENEWAL DUE 01/04/2015 . fe. : . .;. Sy . Class 25, Footwear y ,”. • -C’ J;g ; i : Up fe ;i*ppp c:E feHSi§lilM ffla t Silia ‘ • ililllmligK; l lRB i ffi li,’r li l li? S* l i SKl S liSijfely ;uSM§l:5 fe sSSIB liS iMftSl ‘Sf; (B S-lliliSSB lifei -:’ a?i§Bi S lfj tSBlilS pi0:-:BSj’ifKJfe)iMllil:if S;- P i i(c!l “•l =*li§aifipSlsiPfeJ::pPP S 3 9!ft !ff f CS™ r?WlRl Bl!I:”’’K;“BSSalS I — 5n R iw8: ‘:Sfi ffilp :”‘£%.;. j;’r S -S— Pi.; “t’ SlSv;’’•’ ‘•’ •Vv !;i:’’3ll’ft;Kft: /-; — ‘S ?lt-S’ffi*"' X:-?°vr :’S;:...’:’y /•i’..-.:.-!-Si;SS • 1 /"-X ‘- -’W USTM (ITU):-SKEVLAR’’ 15445 SKEVLAR 78/465,648;:, “ : T •A” f BN:E§i;2l2ff2 : ,-. : : f ‘ • 08/11/2004 t273lO/?f3it: g p&-SH onfirming withdrawal of application; v •""'.•’ 12/30 0P5 l ttfrt0i;USPTOforwithd :T2 -9/2t b’i5:£ USTM (ITU): TWISTERS 15447 : TWISTERS 78/461,752 ‘ :A ANJ S §2ia6?;per;SKX : ‘"\ .t .- '' • ..’ .•’• 08/04/2004’ ‘.”. v ;’ •’• ‘:0M 2:0 ;S pi ?psiQns-from SKX.toabandon : ;S:’=:flK 5 ftPSi! Sj ‘ • jS ftfi gfT;wll; e WSi Page 11 of 44 :;’S v Qf p5p4jS jl Jin .; y’ *;;;;@8 2f S ffa ed} :prej “a p catibnvyg tfeciJigiw- .

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
USTM (ITU): STUDIO L.A.	15646	STUDIO L.A.			FILE CLOSED 07/07/2005 — Phil authorized abandoning the file (don’t request abandonment). Let it abandon normally at the end of the six month response period. Class 25 — Footwear

USTM (USE): ALL DIRECTION COMFORT	15664	ALL DIRECTION COMPORT	78/538,036 12/23/2004		FILE CLOSED 08/19/2005 08/01/2005 — Jim requested we abandon the mark they are not using it anymore. In Class 25 — Footwear

USTM (USE): ALL DIRECTION COMFORT and Design	15665	FILE CLOSED 08/19/2005
08/01/2005 — Jim requested we abandon the mark they are not using it anymore.
03/01/2005 — Sent letter to Scotti reminding him the application is in suspense status pending first use dates and specimens to file application.

					In Class 25
USTM: SKEVA	15821	SKEVA	78/579,452 03/03/2005	3,059,087 02/14/2006	DOU DUE 02/14/2012 REGISTRATION RENEWAL DUE 02/14/2016 Class 25 — Footwear

USTM (ITU): LARRY LEGEND	15850	LARRY LEGEND	78/580,736 03/04/2005		FILE CLOSED 03/15/2006 03/15/2006 — Phil requested we abandon the mark.

USTM (ITU): BIRD 33 Owner: Larry Bird	15851	BIRD 33	78/580,750 03/04/2005	3,221,383 03/27/2007	REGISTRATION RENEWAL DUE 03/27/2017 04/24/2007 — Sent certificate to SKX. ▪The trademark “BIRD 33” is owned by Larry Bird. ▪

USTM (ITU): BIRD 33 MVP	15852	BIRD 33 MVP	78/580,760 03/04/2005		FILE CLOSED 03/15/2006 03/15/2006 — Phil requested we abandon the mark.

SKECHERS J.S.A., IN€m O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND A PLigiflONS SKECHERS1 MARKS NOT INCLUDING THE WORD ''SKECHERS’1 As of May 31. 2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS NO. MARK FILING DATE DATE USTM (ITU): H and design 16177 /—~ - 78/662,663 Not SOU DUE 08/0172009 - No further extensions allowed. (Hurricane Design) / S 07/01/2005 registered 04/20/09 — Filed SpU with PTO. j N \_J\\ — 04/20/09 - R ceiyed.signed SOU form from SKX. Class 25 — Footwear, v Lr-iJ j rQ4/13/09 SeW !$0U-fbrm for signature, wristbands, shirts, t-shirts and v. J ‘:’ ‘"' ‘ 04/10/09 — Receive specimens, sweat shirts. ./___S 04/09/09 — Received.first use date of November 29, 2005. 04/07/09 - Sent-reminder; .-.•.. :•:.::.’ 01/20/09 — Fil d::5th:RET with PTO. , : -{•;’. 1i/Q9/08feSeflfcreminderto SKX. i ,,,• ‘;’ .’:,-;.’-,-•;.:,; 07/28/08’-ReCeiVed pproval of RET from PTO; ,.,•,..’ ; 07/21/08 — Filed Rgrwith PTO. ,:6&£?4;:,.’. 05/28/08-Sent rernift SKX. ! ‘? Stf 02/07/08 - Receiy ed: pgiyal of 3rd RET from PTO. : rt£ji,i- . . 01/30/08-Filed S RfitiMth PTO. ; — 01/10/08-ReceiyedHSsl ictipns to file 3rd RET. ‘-;-:.r H : “ 06/13/2007 - Sent M;rirrilricler to file 2nd RET or SOU. — 02/05/2007-Received Approval of RET from PTO. ;. - 01/29/2007-Filed RET with PTO. 01/22/2007 — Reminder to SKX to file RET or SOU. -. r.v 12/20/2006 -Sent to SKX-theTESS print out relative to application. 11/13/2006 — Sent reminder to SKX re SOU. 10/24/2006 — Sent reminder to SKX re SOU. 08/08/2006 — Requests first use out-of-state date and specimens. 08/08/2006 — SKX requests preparing SOU. Informs first shipment date of December 26, 2005. 08/08/2006 - Sent Notice of Allowance to SKX. 08/04/2006 — Received Notice of Allowance from PTO. , 05/04/2006 — Sent status report to SKX for H design and Hurricane. 04/25/2006 — Sent to SKX the Notice of Publication. 04/24/2006 - Received Notice of Publication from PTO. 02/17/2006 — Filed response to office action online. 02/10/2006 — Received first use dates and the h design mark to use for the trademark. 02/03/2006 — Sent all 5 versions to SKX. 02/03/2006 — Received 5 versions of the h design mark. 02/03/2006 - T/G with Joe Santos re h design drawings. 02/01/2006 — Received identification of goods from SKX. 01/30/2006-Fax to SKX re Office Action. 01/30/2006 — Fax to Joe Santos requesting a amended drawing of the mark. 01/30/2006 — Received Office Action from PTO. Page 13 of 44 07/06/2005 — Informed Skechers of filing date and application • . rtumhor ac uroll ac-fnroinn filinn rioaHtino

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. DATE	STATUS
USTM: VENTILATOR	16355	VENTILATO R	78/961,768 08/28/2006	n/a	**ABANDONED PER JIM EMAIL OF 01/03/2007** **DUE DATE TO RESPOND TO OA 06/26/2007** 01/03/07 – SKX advised the mark is no longer in use.
USTM: AIRATORS	17012	AIRATORS	78/795,064 01/19/2006	3,437,984 05/27/2008	**DOU DUE 05/27/2014** **REGISTRATION RENEWAL DUE 05/27/2018** 06/03/08 – Sent registration certificate to SKX. Class 25 – Footwear.
USTM: AERATORS	17013	AERATORS	78/795,083 01/19/2006	n/a	**ABANDONED PER PHIL EMAIL 06/23/2006**
USTM: HURRICANE Class 25 for footwear.	17071	HURRICAN E	78/819991 02/21/2006	3,251,076 06/12/2007	**DOU DUE 06/12/2013** **REGISTRATION RENEWAL DUE 06/12/2017** 06/19/2007 – Sent original certificate of registration to SKX.

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SKECHERSC.SA; Hj S -v O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLIGAf IONS SKECHERS1 MARKS NOT INCLUDING THE WORD “SKECHgRS11 ;;V ‘ ;Tr’;.:” ;. ; -’• As of May 31,2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS; V NO. MARK FILING DATE DATE r::; sSp lfIS iJ j: W :-’-’’ f : -/’¥;’-v.g-?s::gfffflf;- ‘ SiKJ-j lSgWMt-iKM K’-:lK ;f’ '''—ff f’¥;: ‘ Xf:-:-:’"- MKi S fettHffi &iei;rouse ‘:i- -is ;j USTM: 17012 AIRATORS 78/795,064 3,437,984’ DOU DUE 05/2772014 01/19/2006 05/27/2008 REGISTRATION RENEWAL DUE 05/27/2018 AIRATORS 06/03/08 — Sent registration certificate to SKX. r ___Class 25 — Footvvear. : ;immmmtMSM si p-ffi i ppftg/h?’it §fi g§f•;% ip;;ft:ri l—;tip jiap aiS gf S iraB S; m g pjiS’llilii3is ;:i®? g i6lSKys?illff llSfeiv7’ .vAEi gsa USTM: : ;d1.7071 HURRICAN 78/819991 3,251,076 DOU DUE 06/12/2013 f” r’?-Gfr E 02/21/2006 06/12/2007 REGISTRATION RENEWAL DUE 06/12/2017 :;; : HURRICANE Wi?’; 06/19/2007 -Sent original certificate of registration to SKX. ‘"'*?’:’ Class 25 for footwear. . — Page 14 of 44

SKECHERSQ O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND ARpi-liSlONS SKECHERS1 MARKS NOT INCLUDING THE WORD ''SKECHERS11 y-.X — As of May 31.2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS NO. MARK FILING DATE DATE USTM(ITU): 17072 HURRICAN 78/820,038 Not 4th RET OR SOU DUE 10/30/2009 E 02/21/2006 registered 02/18/09 — Received Approval of 3rd RET. HURRICANE 02/10/09 — Filed 3rd RET with PTO. 10/09/08 — Received Notice of Approval of RET. Class 25 - Apparel, namely, 10/01/08 — Filed 2nd RET with PTO. sports jerseys, sweaters, tops, 07/29/08 — Sent reminder to SKX. trousers, pants, shorts, 03/20/08 — Received approval of 1ST RET. jackets, coats, pullovers, 03/12/08 — Filed 1st RET with PTO. underwear, headwear, hats, 11/03/2007 - Sent Notice of Allowance to SKX. caps, visors, socks, belts, 08/27/2007 — Filed Agreement to Consent to Register and Use with gloves and wristbands, . PTO. excluding tlapjsg to fr- ,-, 08/27/2007 — Received signed Agreement froni;tJW ;Counsel. commemoi4te.’ia;professional ;5How’: 08/23/2007 — Sent signed Agreement to UM counsel: hockey tea.rjj elating to or , , rttegisu/ 08/21/2007-Sent Agreement to Consent to Register and Use to promoting a university. ; UM counsel. ‘;’.’... : :~::.:::\,: -.-::w’,. 06/29/2007 — UM agrees to limitation of goods and will await draft agreement. :. 06/28/2007 — SKX agrees to proposed limitation of goods. 06/26/2007 — The University of Miami is amenable to Skechers’ , amended ID of goods to exclude those to commemorate a collegiate team. 05/23/2007 — Advised SKX of possible opposition and prepared proposition to amend ID of goods to “exclude those to commemorate a collegiate team”. 05/21/2007 -r Received Extension of Time to Oppose from PTO. 04/17/2007 - Received Notice of Publication from PTO. 11/29/2006 - Received specific identification of goods from SKX. 11/29/2006 - Req. more specific identification of goods for apparel. 11 /29/2006 — Filed response to OA with PTO. 11/28/2006 - Received draft responses from SKX. 11/22/2006 — SKX advised preparing response. 10/25/2006 — Send reminder to Scotti re O.A. due. 10/16/2006 — Sent 1*’ reminder to SKX re O.A. due. 05/30/2006 — Sent Office Action to SKX. Requested whether SKX should obtain a letter of consent from registrant of HURRICANE in stylized script, purchase it, or file a petition to cancel the registration. 05/30/2006 — Received Office Action from PTO due to confusingly similar mark to registration no. 1772683. 02/23/2006 — Sent confirmation of filing application online to SKX. 02/21/2006 — Filed trademark application online. 02/21/2006 — Received signed trademark application from SKX. 02/10/2006 — Received first use dates, Page 15 of 44 02/10/2006 — Received instructions to use drawing #4 logo and to filo a itca-Hacari armltr*atinn for fnntmioar anrl a censaralo 1TI LhacoH

SKECHERSQ.SA:;WC,jB;-r D U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS1 MARKS NOT INCLUDING THE WORD “SKEGHEftS11 ;: •’•;”**:* As of May 31.2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS NO. MARK FILING DATE DATE USTM(ITU): 17099 X “ *5*” 78/821,660 Not 5m RET OR SOU DUE 07/16/2009 / ” 02/23/2006 registered 01/08/09-Received Notice of Approval of Extension Request. H DESIGN . (“TUn 12/29/08-Filed;4th RET with PTO. V LnJ j 11/09/08-Sent reminder. ‘ Class 25-Apparel, namely, V J 07/15/08-Filed 3rd RET with PTO. tops, shirts, blouses, t-shirts, gS___/ 05/28/08-Sent reminder to SKX. sweat shirts, sports jerseys, 01/16/08 — Filed 2nd RET with PTO. sweaters, bottoms, trousers, 05/02/2007 — Sent Approval of 1st RET to SKX. pants, sweat pants, shorts, 04/26/2007 — Received Approval of 1st RET. jackets, coats, overcoats, — - 04/18/2007 — Filed 1st RET with PTO. .; ,. pullovers, jumpers, dresses, ,;i•,-.. 04/12/2007-Sent.1s1:RET.orSOU reminder. ,r: r jjr ; .; skirts, beachwear, swimsuits, it-AiSv, 01/23/2007-Sent NoticeofMfQwance to SKX. •l •% underwear, lingerie, headwear, ;cce s; 01/19/2007 — Received NofieeW’Allowance from PTO. .i. ti”.: hats, caps, beanies, visors, 10/10/2006-Sent to SlO tfte otice of Publication. ties, socks, belts, gloves, -• “•"€?’ 10/09/2006-Received Notice’ibf Publication from PTO. • :,,( /scarves and wristbands. -•::€•/ 06/07/2006 - Filed response to O. A. with PTO. . — 06/06/2006 — SKX confirms to identify goods the same as the earlier filed application. -, 06/05/2006 — Received Office Action from PTO. ..-.- 05/30/2006-Adyised:SKX to identify the goods the same as the r earlier filed application for H Design in color. 05/29/2006 — Examiner requested a more specific identification of goods for apparel; SJ a: ; ; 02/23/2006-Filed .application online. . ., 02/21/2006 — Received signed application from SKX. 02/10/2006 — Sent application to SKX. 02/10/2006 - Received first use dates. 02/10/2006 — Received instructions to use drawing #4 logo and to file a use-based application for footwear and a separate ITU-based application for apparel. 02/03/2006 — Email to Jim five drawings. 02/03/2006 — Fax to Phil five drawings. 02/02/2006 — Philvrequested we open a docket for the mark . ; ;K M!*;’S;1Igis ; : ; -;Sili ;;pi® S p& jp5WSg Bpg i ?iSgf jjKfe5’:•:. if;®K?;wS;si;;SK* :;;:ji ZjiKljKt: 1: : r—£l$& • ‘SR fi$g::fiSlaf S 9ftWS*Sft™fe ll§li! llllll i i:?.§ 0y :fe0t i Sf \ ijjjgljjgj&gf llS?Bi*i fK& KK SSiF’-’’ “4” :*;-5§ ?JS?fft 8ii §S§:si ;y re.s; ; sp ep f:; *5ly IllSHIl S8i SiSiSillK SB ;§’;i::;-r ft” W&&4’,’’ • f W* K S sS If i’SSfSfv’ K •’•;’foolwfea ndi’apiJarel gtf rtVS :’-fep JS ‘ Jf;a:P;-’t '' }—:’ — K ''-. ftfcgttS lp-%; Page 16 of 44

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. DATE	STATUS
USTM: SKECH-AIR Class: 25 Goods: Footwear	17543	WORD MARK	78/960,584 08/25/2006	3,403,616 03/25/2008	**DOU DUE 03/25/2014** **REGISTRATION RENEWAL DUE 03/25/2018** 03/31/08 – Sent registration certificate to SKX. Class 25 – Footwear.
USTM (ITU): CRIX Class: 25 Goods: Footwear	17662	WORD MARK	78/965,566 08/31/2006	Not registered	**5th RET or SOU DUE 11/29/2009** 05/21/09 – Notice of Approval of Extension Request. 05/13/09 – Filed 4th RET with PTO. 03/23/09 – Sent reminder. 10/27/08 – Received Approval of 3rd RET. 10/20/08 – Filed 3rd RET with PTO. 10/15/08 – Received instructions to file 3rd RET. 10/15/08 – Sent reminder to SKX. 05/30/08 – Received Approval of 2nd RET. 05/22/08 – Filed 2nd RET with PTO. 12/06/2007 – Received Approval of RET. 11/28/2007 – Filed 1st RET with PTO. 06/01/2007 – Sent Notice of Allowance to SKX. 02/21/2007 – Sent Notice of Publication to SKX. 02/20/2007 – Received Notice of Publication from PTO. 10/23/2006 – Sent foreign filing letter to SKX. 10/20/2006 – SKX request status of application. 09/01/2006 – Received confirmation copy of signed application. 08/31/2006 – Filed application with PTO. 08/31/2006 – Received signed application from SKX. 08/30/2006 – Sent ITU application to SKX. 08/30/2006 – SKX instructed to file ITU application to register the mark CRIX in Class 25 for footwear.
USTM (ITU): KALIES Class: 25 Goods: Footwear	17847	WORD MARK	n/a	n/a	**ABANDONED PER PHIL EMAIL 11/14/2006** 11/14/2006 – Received instructions from Phil to abandon the mark. 11/03/2006 – Sent application for the signature of David. 11/02/2006 – SKX instructed to register the mark KALIES for footwear in Class 25.
USTM (ITU): SKECH TECHS	17863	WORD MARK	77048313 11/20/2006	N/A	**DOU DUE 03/18/2014** **REGISTRATION RENEWAL DUE 03/18/2018** 03/25/08 – Sent registration certificate to SKX. Class 25 – Footwear.

H:\SKECHERS\STATUS REPORTS\OTHER MARKS.DOC
Page 17 of 44

SKECHERSG.SA.4fe ;; O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLIfATIONS SKECHERS’ MARKS NOT INCLUDING THE WORD nSk§CHli M as of May 31.2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS w NO. MARK FILING DATE DATE :... y,:-.*. ...-;,...::• • . :’. • . , USTM: 17543 WORD 78/960,584 3,403,616 DOU DUE 03/25/2014 — • MARK 08/25/2006 03/25/2008 REGISTRATlQNrRENEWAL DUE 03/25/2018 SKECH-AIR 03/31/08 - Sent registration certificate to SKX. Class: 25 Class 25 - Footwear. Goods: Footwear , .. *___USTM (ITU): 17662 WORD 78/965,566 Not 5th RET or SOU DUE 11/29/2009 MARK 08/31/2006 registered 05/21/09-Notiet of Approval of Extension Request. CRIX 05/13/09-Filed 4:h RET with PTO. 03/23/09 — Sent reminder. Class: 25 Jo ,- 10/27/08 Received Approval of 3rd RET. Goods: Footwear /Qy~ .. 10/20/08fe:Filed 3rd RET with PTO. : OS;—f; 10/15/OSfes Deceived instructions to file 3rd RET. — ; /06-. b- 1Q/15/08S5entiremindertoSKX. -i ..:•’: •; OS/Sq/OS Received Approval of 2nd RET. -:.,,: — 05/22/08 — Filed 2nd RET with PTO. 12/06/2007 — Received Approval of RET. ,:.,-.— 11/28/2007-Filed 1st RET with PTO. : 06/01/2007 - Sent Notice of Allowance to SKX. - 02/21/2007-Sent Notice of Publication to SKX. 02/20/2007 - Received Notice of Publication from PTO. 10/23/2006 — Sent foreign filing letter to SKX. 10/20/2006 — SKX request status of application. 09/01/2006 — Received confirmation copy of signed application. 08/31/2006 — Filed application with PTO. 08/31/2006 — Received signed application from SKX. 08/30/2006 — Sent ITU application to SKX. 08/30/2006 — SKX instructed to file ITU application to register the mark CRIX in jCjia ; 25 for footwear. Il ttipp sffllfil?’l rtlsll?ltS pl Sl5HI8I8I lllliliftlSlS 11111181 f SIf 181 Hllli—‘:fi8lf ‘Wl KKUiQij8ffil Ji iHf lWi SB Ipft lH 8!jglllf infills yjgg-JSfISsff ;aig l ! g ;J IftffffllS H lS B’ ;Kp;:?i v ;P?SW SSSK- SSI USJM (\T\J): 17863 WORD 77048313 N/A DOU DUE 03/18/2014 MARK 11/20/2006 REGISTRATION RENEWAL DUE 03/18/2018 SKECH TECHS 03/25/08 - Sent registration certificate to SKX. I Class 25 - Footwear. Page 17 of 44

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. DATE	STATUS
USTM: SUPER-Z	17877	WORD MARK	77/063,700 12/13/2006	3,296,644 09/25/2007	**DOU DUE 09/25/2013** **REGISTRATION RENEWAL DUE 09/25/2017** 10/01/2007 – Sent original registration certificate to SKX. *Class 25 – Footwear.*
USTM: DISCIPLE	18049	WORD MARK	77/117,604 02/27/2007	N/A	**ABANDONED PER JIM EMAIL OF 01/08/2009** 06/23/08 – Application still suspended.
USTM: A DESIGN	18114		77/427,289 03/20/2008	3,488,571 08/19/2008	**DOU DUE 08/19/2014** **REGISTRATION RENEWAL DUE 08/19/2018** 08/25/08 – Sent registration certificate to SKX. Class 25 – Footwear.
USTM (ITU): SPRINKLES	18186	WORD MARK	77/427,132 03/20/2008	N/A	**1ST RET OR SOU DUE 09/03/2009** 03/09/09- Received Notice of Allowance. 11/24/08 – Received notice of publication. 07/30/08 – T/C with Jim and will discuss with Phil. 05/08/08 – Sent office action to SKX. 04/28/08 – Received office action. 03/20/08 – Filed application with PTO. 03/27/2007 – Sent ITU application to SKX for signature. 03/26/2007 – Received instructions from Phil to register the mark.
USTM (ITU): BUNJEE	18248	WORD MARK	77/192,604 05/29/2007	Not registered	**ABANDONED PER JIM T/C OF 01/22/2008**
USTM (ITU): BUNJEE LACES	18249	WORD MARK	77/192,612 05/29/2007	Not registered	**ABANDONED PER JIM T/C OF 01/22/2008**
USTM (ITU): CALI GIRL	18351	WORD MARK	77/290945 09/27/2007	n/a	**ABANDONED PER PHIL 12/12/2007** **DUE DATE TO RESPOND TO OFFICE ACTION 05/19/2008** 11/19/2007 – Received office action from PTO.

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SKECHERSQSA;iNCJt6’:’r’ C) U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APFLIGATIONS SKECHERS1 MARKS NOT INCLUDING THE WORD “SKECHERS” . • ;::!;- : As of May 31. 2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS NO. MARK FILING DATE DATE .’; “... USTM: 17877 WORD 77/063,700 3,296,644 DOU DUE 09/25/2013 MARK 12/13/2006 09/25/2007 REGISTRATION RENEWAL DUE 09/25/2017 SUPER-Z 10/01/2007 — Sent original registration certificate to SKX. Class 25 — Footwear. ysTife.fe,;,’ ,,v,;•,: : -Hfe?skv;; :i 0ffK§tf§i tt ; ;• ;;.g60j§gi smim y ;a Mig SaiBiMpiafefri;?QBi2©09.:-. •:- — ua i ,x.§ fl f ilwjlill; •, : HiJM: WiH K: WKi m 3§ MSS l l Si8ilSiSlpip pia aBfs(- -::y “, . ‘mj \sei M :’1 ‘m ;:—.’: USTM: 18114 ~ jm 77/427,289 3,488,571 DOU DUE 08/19/2014 ‘•’ .. 03/20/2008 08/19/2008 REGISTRATION RENEWAL DUE 08/19/2018 : A DESIGN .- 08/25/08 — Sent registration certificate to SKX. ; ‘ • “:’ • ‘ Class 25 — Footwear. ___! USTM (ITU): ‘-J.. 18186 WORD 77/427,132 ‘;’"'WA 15T RET OR SOU DUE 09/03/2009 ‘ v” “‘;:-’ MARK 03/20/2008 03/09/09-Received Notice of Allowance. ; SPRINKLES : 11/24/08!-Received notice of publication. j , 07/30/08 — T/C with Jim and will discuss with Phil 05/08/08 -Sent office action to SKX. 04/28/08 — Received office action. 03/20/08 — Filed application with PTO. 03/27/2007 - Sent ITU application to SKX for signature. .’: 03/26/2007 - Received instructions from Phil to register the mark. ‘ g pi 4s#i&;liSvt;—v j:§;i g ip g pSfei l 7 / 92 6!3j;£K:gti;Sit : gili§ia§Bili Ma2/2i§m :-: ‘ •SSSPHif S§Sl l®ISs:;f;.S fi*; si :Sf g fff!fS! f HCl iSiP J -BUNliE’gfy f ffia :USTaa03g :.y:;:.;V.A;gSa;:y- :;:e&t : :1?ilIpv jgl j l 5j p §Kffi tfefinu;*5S;efWipia8l pS*S}-’ ‘ : '':. ;ilfClil •bun jlag s:-:. g24:pifcr a,:rSSi JiMiEM aigilglalroO A , ;:s;Si f §f i?:f gsg g nll lilHSliBH lilB@i iS Slipi plpES 5lf:9 : -jsiti ip s l Pf lifis li’ IlliPiflil lli ilil sifi ig psapisi5rt-fT%i’pT gBv • Page 18 of 44

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. DATE	STATUS
USTM: POLKA-DOT	18591	WORD MARK	77/235,218 07/20/2007	N/A	**4th RET OR SOU DUE 02/05/2010** 05/27/09 – Filed 3rd RET with PTO. 05/24/09 – Sent reminder. 02/06/09 – Received approval of 2nd RET. 01/29/09 – Filed 2nd RET with PTO. 12/14/08 – Sent reminder. 11/09/08 – Sent reminder. 09/16/08 – Sent reminder. 07/28/08 – Received Approval of 1st RET from PTO. 07/21/08 – Filed 1st RET with PTO 06/09/08 – Sent reminder to SKX. 02/09/08 – Sent reminder to SKX. 02/07/08 – Received notice of allowance from the PTO. 10/31/07 – Sent Notice to SKX. 10/29/07 – Received Notice of Publication from the PTO. 07/20/07 – Filed application with PTO. 07/18/07 – Received instructions to file application from SKX.
USTM (ITU): HI-BEAMZ	18670	HI-BEAMZ	77273592 09/06/2007	n/a	**ABANDONED PER PHIL 01/14/2008**
USTM (ITU): HOT FUDGE Class 25 – Footwear.	18671	HOT FUDGE	77273160 09/06/2007	n/a	**ABANDONED PER JIM EMAIL OF 01/12/2009** 01/12/09 – Instructed not to appeal.
USTM (DIV): HOT FUDGE Class 16 – Publications, namely, comic books, comic magazines, cartoon prints, graphic novels and printed stories in illustrated form featured in books and magazines.	18923	HOT FUDGE	77/975,233 09/06/2007	Not registered	**3rd RET OR SOU DUE 12/24/2009** 05/27/09 – Notice of Approval of Extension Request. 05/18/09 – Filed 2nd RET with PTO. 03/25/09 – Sent reminder. 02/12/09 – Received approval of 1st RET. 01/12/09 – Filed 1st RET with PTO. 12/11/08 – Sent reminder to file 1st RET or SOU. 10/15/08 – Sent reminder to file 1st RET or SOU. 09/16/08 – Sent reminder to file 1st RET or SOU. 07/25/08 – Sent reminder to file 1st RET or SOU. 06/26/08 – Received Notice of Allowance. 03/17/08 – Received Notice of Publication from PTO. 01/28/08 – Received completion of divisional application from PTO. 12/18/07 – Filed divisional application for goods in class 16.

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SKEC H ERSJ. S. A. f INGJI Q U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS NOT INCLUDING THE WORD “SKECHtRS” \ : • :•* •:’;• ‘ As of May 31. 2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS ; NO. MARK FILING DATE DATE ‘ ‘ V’’.-’’’ USTM: 18591 WORD 77/235,218 N/A 4tn RET OR SOU DUE 02/05/2010 ~ MARK 07/20/2007 05/27/09 - Filed 3ra-RET with PTO. POLKA-DOT 05/24/09-Sepl reminder. 02/06/09 — Received approval of 2nd RET. 01/29/09-Filed 2nd RET with PTO. 12/14/08 — Sent reminder. •"•’’• 11/09/08-Sent reminder. 09/16/08 — Sent reminder 07/28/08 — Received Approval of 1st RET from PTO.’ •’ 07/2iy08I-Filed 1SU : RETwith PTO ;,a.06/09/08’ Sent reminder to SKX.- - X. i 02/09/08 — Sent rerrtmder to SKX. : ; ; — ;iowa; 02/07/08 — Received notice of allowance from the PTO. ..”;-:”.. : “:.,. 10/31/07-Sent Notice to 10/29/07-Received Notice of Publication from the PTO.07/20/07 — Filed application with PTO;; •’ 07/18/07 — ReGeived instructions to file application from SKX. ‘"'' sl-SfcBfi i©: il il lSS illlil if SlSISli iWlftiSlilS*Kjis g f ;;li:-g -?fftHi liS i lyfl — f ! ;:r; ‘lilllllffiS f S E :*0pi ISSl AJSil l’MS 3 ISf SJ:® ljl;mft s ‘;l pi lilili H PP KS ®*: :3 i @; las i io a ifeijat: jy ; ::?f’ :’j ‘i& ‘x •’ s g ife” USTM(DIV): 18923 HOT FUDGE 77/975,233 Not 3“1 RET OR SOU DUE 12/24/2009 09/06/2007 registered 05/27/09 — Notice Of Approval of Extension Request. HOT FUDGE 05/18/09 — Filed 2nd RET with PTO. 03/25/09 — Sent reminder. Class 16-Publications, 02/12/09-ReceivedI approval of 1st RET. namely, comic books, comic 01/12/09 — Filed 1st RET with PTO. magazines, cartoon prints, 12/11/08 — Sent reminder to file 1st RET or SOU. graphic novels and printed 10/15/08 — Sent reminder to file 1st RET or SOU. stories in illustrated form 09/16/08 — Sent reminder to file 1st RET or SOU. featured in books and 07/25/08 — Sent“reminder to file 1st RET or SOU. magazines. 06/26/08 — Received Notice of Allowance. 03/17/08 - Received Notice of Publication from PTO. 01/28/08 - Received completion of divisional application from PTO. I I 12/18/07 — Filed divisional application for goods in class 16. Page 19 of 44

SKECHERS .S.A., INC. II

As of May 31, 2009

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. DATE	STATUS
USTM: DESIGN (PHOENIX)	18696		77/335,555 11/21/2007	3,461,995 07/08/2008	**DOU DUE 07/08/2014** **REGISTRATION RENEWAL DUE 07/08/2018** 07/15/08 – Sent original certificate to SKX. Class 25 – Footwear.
USTM (ITU): FIT FLOPS	18742		77/290971 09/27/2007	n/a	**ABANDONED PER PHIL EMAIL OF 05/28/2008** **DUE DATE TO RESPOND TO OFFICE ACTION 05/17/2008** 11/19/2007 – Received office action from PTO.
USTM (ITU): NANOLITE Class 25 – Footwear. Class 17 – Plastic materials used for making footwear and apparel.	18763		77299888 10/09/2007	n/a	**2nd RET OR SOU DUE 07/08/2009** 01/13/09 – Received approval of 1st RET. 01/06/09 – Filed 1st RET with PTO. 11/06/08 – Sent reminder to SKX. 07/10/08 – Received Notice of Allowance. 04/01/08 – Received Notice of Publication from PTO. 02/09/08 – Filed response to office action. 11/19/07 – Received the office action from PTO. 10/09/07 – Filed application with PTO. 09/29/07 – Sent ITU application to SKX. 09/27/07 – Received instructions to file trademark.
USTM (ITU): TRAXXION	18839		77323109 11/06/2007	n/a	**ABANDONED PER PHIL EMAIL OF 03/04/2008**
USTM (ITU): SPRINKLES	18840		77323121 11/06/2007	n/a	10/13/08 – Advised SKX of proposals. 09/11/08 – Received a Notice of Suspension. 08/04/08 – Filed a response to office action. 07/14/08 – Sent reminder to respond to office action. 05/08/08 – Sent reminder to respond to office action. 04/08/08 – Advised SKX of office action. 02/02/08 – Received office action. 11/06/2007 – Filed trademark application with PTO. 10/29/2007 – Sent ITU application to SKX. 10/26/2007 – Received instructions to file trademark.

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SKECHERSQSA, : .—:—‘.. O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS1 MARKS NOT INCLUDING THE WORD “SKECHERS11 ‘ •;; ‘ ‘: ‘ As of May 31.2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS- C’” NO. MARK FILING DATE DATE USTM: , 18696 / x 77/335,555 3,461,995 POP DUE 07/08/2014 ; //3r?\ 11/21/2007 07/08/2008 REGiSTRAT-lON RENEWAL DUE 07/08/2018 DESIGN (PHOENIX) \WW 07/15/08 — Sent original certificate to SKX. jijflfj/ Class 25 — Footwear. '''I1’* &A1MJZM Sa gppil ifs m&l -Sa y : :-j im K’ A ?, uj afg ‘$0% ‘lif fe’” ‘Hu USTM (ITU): 18763-.,,. 77299888 n/a 2” RET OR SOU DUE 07/08/2009’-“k’-c-”..10/09/2007 01/13/09 — Received approval of 1st RET. NANOLITE -: : . ; ,; 01/06/09-Filed 1st R€T with PTO. S;ir: 11/06/08-S.ent reminder to SKX. Class 25 — Footwear. ::-•:.. 07/10/08-ReQeiyed Notice of Allowance. .Class 17-Plastic materials ‘—..,!:,•, : 04/01/08-Received Notice of Publication from PTO. used for making footwear and — . 02/09/08 — Filed resjbonse to office action, apparel. ; . ; . 11/19/07-Receive’d the office action from PTO. 10/09/07 - Filed application with PTO. 09/29/07 — SentKITU application to SKX. 09/27/07 — Received instructions to file trademark. i lil IP* imm mi asa M s BaB :lfl tt sll P ‘:9Manmfi if§gi &oi rTJ J life-fe ;-•’c::::J :r-::- . EF’S’tj t t ‘: :Wit fS’KX m & fi :..: f4fry USTM (ITU): 18840 77323121 n/a 10/13/08-Advised SKX of proposals. 11/06/2007 09/11/08 — Received a Notice of Suspension. SPRINKLES 08/04/08 — Filed a response to office action. 07/14/08 — Sent reminder to respond to office action. 05/08/08 — Sent reminder to respond to office action. 04/08/08 — Advised SKX of office action. 02/02/08 — Received office action. 11 /06/2007 — Filed trademark application with PTO. 10/29/2007 — Sent ITU application to SKX. 10/26/2007 — Received instructions to file trademark. Page 20 of 44

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. , DATE	STATUS
USTM (ITU): ROCK THIS WAY	18863		77/335,280 11/21/2007	Not registered	**2nd RET OR SOU DUE 07/08/2009** 01/13/09 – Received approval of 1st RET. 01/06/09 – Filed 1st RET with PTO. 11/06/08 – Sent reminder to SKX. 07/10/08 – Received Notice of Allowance. 04/01/08 – Received notice of publication. 11/21/07 – Filed application with PTO. 11/11/07 – Sent ITU application to SKX for signature. 11/07/07 – Received instructions to file trademark. Class 25 – Footwear.
USTM (ITU): RELAXED FIT	18974		77/529,889 07/23/2008	Not registered	03/11/09 – Filed response to office action. 02/17/09 – Sent draft response to office action to SKX for review. 02/11/09 – Received instructions to overcome rejection. 02/11/09 – Sent reminder to SKX. 12/10/08 – Sent reminder to SKX. 11/07/08 – Received office action. 07/23/08 – Filed application with PTO. 07/23/08 – Received signed application. 07/22/08 – Sent reminder. 01/02/08 – Sent application to SKX for signature.
USTM (ITU): HEAD LIGHTS	19012		77/376,719 01/21/2008	Not registered	**CLOSED PER PHIL EMAIL OF 06/12/2008**
USTM (ITU): FUN FLOPS	19154		77/555,112 08/25/2008	Not registered	**CLOSED PER JIM EMAIL OF 03/30/2009** **RESPONSE TO OFFICE ACTION DUE 05/04/2009** 03/26/09 – Sent reminder to SKX. 11/04/08 – Received office action from the PTO. Class 25 – Footwear.
USTM (ITU): WALK & WORK OUT!	19155		77/554,041 08/22/2008	Not registered	**CLOSED PER JIM EMAIL OF 03/30/2009** **RESPONSE TO OFFICE ACTION DUE 05/07/2009** 03/23/09 – Sent reminder. 02/25/09 – Sent reminder. 01/07/09 – Sent reminder. 12/16/08 – Sent reminder. 11/07/08 – Received office action from PTO. Class 25 – Footwear.

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SKECHERSQ.S.A:! Mpfe-\ U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS1 MARKS NOT INCLUDING THE WORD “SKECHERS” ___. ‘C As of May 31.2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. , STATUS ,., , NO. MARK FILING DATE DATE •. -’.; ;- • USTM(ITU): 18863 77/335,280 Not 2na RET OR SOUiDtUE 07/08/2009 ‘11/21/2007 registered 01/13/09-Re iveftapproval of 1st RET. ROCK THIS WAY 01/06/09- Filed 1st RET with PTO. 11/06/08 — Sent reminder to SKX. 07/10/08 — Received Notice of Allowance. 04/01/08 — Received notice of publication. 11/21/07 — Filed application with PTO. 11/11/07 — Sent ITU application to SKX for signature. 11/07/07 — Received instructions to file trademark. Class 25 - Footwear!; .. .:.- USTM(ITU): ,oi-v 18974 77/529,889 Not—” 03/11/09- Filed response to office action. j—.. e-Sffi* 07/23/2008 registered* 02/17/09 — Sent draft response to office action to SKX for review. RELAXED FIT ,4f. -?- . 02/11/09- Received instructions to overcome rejection: ;-4Sl ;; 02/11/09 — Sent reminder to SKX. “•"•’•’- 12/10/08-Sent reminder to SKX. 11/07/08-Received office action. 07/23/08 — Filed application with PTO. 07/23/08 — Received signed application. 07/22/08 — Sent reminder. - 01/02/08 — Sent application to SKX for signature. l i Wggfeterfiti aySifttiSI iff •i-’ ffliS !;f :f gps lfffi lift : V : sil*g:BSf;;f ilaiHSiS ipSillHH H8ill li iJlil Hpft i;i:regi ireil :• S • -vr™ fg;f €fS “ ;: •’; il;il’l S-.:’ aiSliy l liSif fi fisff;:s i:§: iffjllBllilffi If: j;i;t’ vl S tl gite ftl?- “ '''M$tff®(F -’:’: is&4-; •:\:-iBiaf WALK.& WORK OUT;!Ka;:S’;r::-:’ / •"'' : GlaSs-25 :FaB ieaSgjj’; S Page 21 of 44

SKECHERS .S.A., INC. II

As of May 31, 2009

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. DATE	STATUS
USTM (ITU): NANO LITE	19159	Word Mark	77409,050 02/28/2008	Not registered	**2nd RET OR SOU DUE 08/29/2009** 02/10/09 – 1st RET Accepted. 02/10/09 – Filed 1st RET with PTO. 12/15/08 – Sent reminder to SKX. 11/09/08 – Sent reminder to SKX. 08/28/08 – Received Notice of Allowance. 05/19/08 – Received Notice of Publication. 02/28/08 – Filed application with PTO. 02/11/08 – Sent application for signature. 02/08/08 – Received instructions to file back-up application for the mark NANO LITE. Class 25 – Footwear.
USTM (ITU): D-LITES	19240		Not filed	Not registered	**CLOSED. DUPLICATE FILE. SEE DOCKET 19432.** 03/06/08 – Sent knock-out search to SKX. 03/04/08 – Received instructions to file application.
USTM/SM (ITU): HAMSTERFLY PICTURES	19405		77/504,707 06/20/2008	Not registered	04/14/09 – Received notice of publication. 03/20/09 – Filed response to office action. 10/16/08 – Sent reminder. 08/21/08 – Received office action from PTO. 06/20/08 – Filed application with PTO. 06/20/08 – Received signed application. 05/12/08 – Sent 1st reminder to SKX. 05/05/08 – Sent ITU application to SKX. 04/30/08 – Received instructions to file application. Class 16 – Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips; graphic novels and printed stories in illustrated form featured in books and magazines. Class 41 – Motion picture film production.
USTM (ITU): Design (Star in Heart)	19417		77479652 05/20/2008	Not registered	**1ST RET OR SOU DUE 07/06/2009** 01/09/09 – Received Notice of Allowance. 09/30/08 – Received Notice of Publication. 05/20/08 – Filed trademark application with PTO. 05/19/08 – Received signed application from SKX. 05/14/08 – Sent application to SKX. 05/14/08 – Received instructions to file application. Class 25 – Footwear.

H:\SKECHERS\STATUS REPORTS\OTHER MARKS.DOC

Page 22 of 44

SKECHERSC SAJifejp’: O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLIGATl€)NS SKECHERS1 MARKS NOT INCLUDING THE WORD “SKECHEMs” .’:’"-.’ AsofMay31.2(?0£ COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS ;’: I! NO. MARK FILING DATE DATE , -;l “‘..”. ,.’• USTM(ITU): 19159 Word 77409,050 Not 2nd RET OR SOU DUE 08/29/2009 MorL- 02/28/2008 registered 02/10/09-1"'RET Accepted. NANOLITE lviarK •.-.;; 02/10/09-Filed 1st RET with PTO. 12/15/08 — Sent reminder to SKX. ., ; ; 11/09/08-Sent reminder to SKX. ;.:’•.’ 08/28/08 Received Notice of Allowance. 05/19/08 — Received Noticte of Publication. 02/28/08 — Filed application with PTO. 02/11 /08 — Sent application for signature. 02/08/08 — Received instructions to file back-up application for the mark NANO LITE., . ‘•,;• Class 25 — Footwear. ;?:v •fcW pi ;’irS2 iJ S£ ;*;irp c if?Smjj: @i Hi :’::Bt j — USTM/SM (ITU): 19405 77/504,707 Not 04/14/09-Received notice of publication. 06/20/2008 registered 03/20/09 — Filed response to office action. HAMSTERFLY PICTURES 10/16/08 — Sent reminder. 08/21/08 — Received office action from PTO. 06/20/08’- Filed application with PTO. 06/20/08 - Received signed application. 05/12/08 — Sent 1st reminder to SKX. 05/05/08 — Sent ITU application to SKX. 04/30/08 — Received instructions to file application. Class 16 — Publications, namely, comic books, comic magazines, cartoon prints, cartoon strips; graphic novels and printed stories in illustrated form featured in books and magazines. Class 41 - Motion picture film production. USTM(ITU): 19417 Jflbifl 77479652 Not 15’ RET OR SOUsDJJE 07/06/2009 ~~ aBBlhfff 05/20/2008 registered 01/09/09-Received Notice of Allowance. , Design (Star in Heart) 9BBr 09/30/08-Received Notice of Publication. jr 05/20/08 — Filed trademark application with PTO. : 05/19/08 — Received signed application from SKX. 05/14/08 — Sent: application to SKX. 05/14/08 — Received instructions to file application. I \ j I I Class 25 - Footwear. Page 22 of 44

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. DATE	STATUS
USTM (ITU): D'LITES Class 25 – Footwear.	19432		77/490,017 06/03/2008	Not registered	**FILE CLOSED PER PHIL EMAIL OF 02/09/2009** **FOREIGN FILING DUE 12/03/2008** **RESPONSE TO OFFICE ACTION DUE 03/24/2009** 09/25/08 – Advised SKX to abandon the mark. 09/24/08 – Received Office Action from PTO.
USTM: SKECHERS D'LITES	19433		77/490,089 06/03/2008	3,610,186 04/21/2009	**DOU DUE 04/21/2015** **REGISTRATION RENEWAL DUE 04/21/2019** 05/01/09 – Sent registration certificate to SKX. Class 25 – Footwear.
USTM (ITU): FIZZ ED Class 16 – Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 – Footwear.	19523		77/540,686 08/06/2008	Not registered	**1ST RET OR SOU DUE 09/10/2009** 03/12/09 – Received Notice of Allowance. 12/02/08 – Received Notice of Publication from PTO. 08/06/08 – Filed application with PTO. 08/04/08 – Sent reminder to SKX. 07/21/08 – Sent reminder to SKX. 07/08/08 – Sent ITU application to SKX for signature. 07/08/08 – Received instructions to file application.
USTM (ITU): KLEETZ Class 16 – Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 – Footwear.	19525		77/540,749 08/06/2008	Not registered	**1ST RET OR SOU DUE 09/17/2009** 03/20/09 – Received Notice of Allowance. 12/08/08 – Received Notice of Publication. 11/13/08 – T/C with Examiner to amend ID of goods to "footwear, excluding footwear with cleats". 11/13/08 – Received Examiner's amendment. 11/05/08 – Received office action. 08/11/08 – Received pseudo-mark notice from PTO "CLEATS" 08/06/08 – Filed application with PTO. 08/04/08 – Sent reminder to SKX. 07/21/08 – Sent reminder to SKX. 07/08/08 – Sent ITU application to SKX for signature. 07/08/08 – Received instructions to file application.

H:\SKECHERS\STATUS REPORTS\OTHER MARKS.DOC

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SKECHERS .S.A.vlM O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPy0 TIONS SKECHERS1 MARKS NOT INCLUDING THE WORD “SKECHfS!’• : ___1 ‘• : ‘- :£j £ As of May 31. 2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUSzx .; NO. MARK FILING DATE DATE r , ; ;:;i ;1 • if syf S KXSis i; •m lillS fp IPfiHP-;SS iP litSfl lssS -p*v?4i ; 5l8s pM Iffllftfilll itllllttlflill fisS&SS; ‘-fi: ;f.-’v7?.Sti Ie !l f : t jfi li jg ‘Wm m&’m galliM’ % i gjl ‘ Ipaj ti-. USTM: 19433 77/490,089 3,610,186 DOU DUE 04/21/2015 06/03/2008 04/21/2009 REGISTRATION RENEWAL DUE 04/21/2019 SKECHERS D’LITES 05/01/09-Sent registration certificate to SKX. Class 25-Footwear. USTM (ITU): FIZZ ED 19523 ; ojv 77/540,686 Not 1gT RET OR SOUaDUE 09/10/2009 JvapWc 08/06/2008 registered 03/12/09-ReCeiye Notice of Allowance. Class 16-Publications, sltifc: , 12/02/08-Reeeiw Notice of Publication from PTO. namely, comic books, comic fft 08/06/08 - Filed Rlic&tion with PTO. magazines, graphic novels and -...yi Ki — 08/04/08 — Sent.rfjT nderto SKX. printed stories in illustrated “’ l-’Q-: 07/21/08-Sent remiR rto SKX, form featured in books and ; ..-..’.. 07/08/08 — Sent ITU : application to SKX for signature, magazines. — , 07/08/08- Received’instructions to file application. Class 25 - Footwear. 1___L___USTM (ITU): KLEETZ 19525 77/540,749 Not 15T RET OR SOU DUE 09/17/2009 ‘ . 08/06/2008 registered 03/20/09-Received. Notice of Allowance. Class 16-Publications, 12/08/08-Received Notice of Publication, namely, comicbooks, comic 11/13/08-T/C with Examiner to amend ID of goods to “footwear, magazines, graphic novels and excluding footwear with cleats”. * printed stories in illustrated 11/13/08 — Received Examiner’s amendment. ‘• form featured in books and 11/05/08 - Received office action, magazines. 08/11/08-Received pseudo-mark notice from PTO “CLEATS” 08/06/08 — Filed application with PTO. ‘ Class 25 — Footwear. 08/04/08 — Sent reminder to SKX. 07/21/08 — Sent reminder to SKX. 07/08/08 — Sent ITU application to SKX for signature. I 07/08/08 — Received instructions to file application. Page 23 of 44

SKECHERSQSA/:j.N€X&’ te O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLI lQNS SKECHERS1 MARKS NOT INCLUDING THE WORD “SKEQHERi” ; ___;; .’. ;... C•. As of May 31,2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS NO. MARK FILING DATE DATE . USTM: DESIGN (STRIPE 19547 ~T~T 77/650,702 Not FOREIGN FILING DUE 07/15/2009 DESIGN RIGHT SHOE) U— .=— 01/15/2009 registered 04/06/09-ReceivedNotice of Publication. \ 03/12/09-Filed responseito office action. j\J 03/04/09 - Received office action. f —‘] 01/15/09-Filed application with PTO. —___J 01/13/09 — Received signed application. 12/22/08 - Sent application to SKX. 12/02/08 — Requested first use dates and drawings. 11 /12/08 — Sent revised drawings to SKX. , 10/22/08 - Sent proposed drawi’ngs and specimens for review. . , .: 10/22/08-Received shoes from SKX. .-, ;:-’.-C•.;. .V 09/29/08- Sent reminder. “ ‘•’: : ea 08/27/08 — Sent reminder. p8/15/08-Sent reminder. b$/04/08-Sentreminder. ; c.’f’. ''• ‘.QS/17/08 -Sent application for signature. ‘”:..’;/ •” — “ 07/17/08 — Received Instructions to file application. USTM: DESIGN (STRIPE •” . 19548 ~] ~™T 77/650,725 Not FOREIGN FILING\DU&07/15/2009 DESIGN LEFT SHOE) . L— —J 01/15/2009 registered 04/06/09-Received Notice of Publication. 03/12/09 — Filed response to office action. i \ 01/15/09-Filed application with PTO. p I 01/13/09-Received signed application. L___J 12/22/08 — Sent application to SKX. ; 12/02/08-Requested first use dates and drawings. 11 /12/08 — Sent revised drawings to SKX. 10/22/08 — Sent proposed drawings and specimens for review. 10/22/08 — Received shoes from SKX. 09/29/08 — Sent reminder. 08/27/08 — Sent reminder. 08/15/08 — Sent reminder. 08/04/08 — Sent reminder. 07/17/08 — Sent application for signature. I 07/17/08 — Received instructions to file application. Page 24 of 44

SKECHERS U.S.A., INC. II

As of May 31, 2009

COUNTRY	DKT NO.	DESIGN OF MARK	SERIAL NO. FILING DATE	REG. NO. DATE	STATUS
USTM (ITU): DESIGN (Citywalk Right) 	19592		77/618,971 11/20/2008	Not registered	**FILE CLOSED PER JIM EMAIL OF 05/07/2009** **FOREIGN FILING DUE 05/20/2009** **RESPONSE TO OFFICE ACTION DUE 07/13/2009** 05/07/09 – Received instructions to close file. 03/23/09 – Sent reminder. 01/19/09 – Advised SKX of office action. 01/12/09 – Received office action. 11/20/08 – Filed application with the PTO. 11/19/08 – Received signed application from SKX. 11/12/08 – Sent revised ITU application to SKX for signature. 08/22/08 – Sent draft design of Citywalk design for approval by SKX. 08/21/08 – Received instructions to file application.
USTM (ITU): TWINKLE TOES (Class 16)	19821	Word Mark	77/598,570 10/22/2008	Not registered	**FILE CLOSED PER JIM EMAIL OF 05/20/2009** **FOREIGN FILING DUE 04/22/2009** **RESPONSE TO OFFICE ACTION DUE 07/09/2009** 05/20/09 – Received instructions to close file. Class 16 - Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.
USTM (ITU): SKECHERS TWINKLE TOES	19822	Word Mark	77/598,579 10/22/2008	Not registered	**FOREIGN FILING DUE 04/22/2009** 02/17/09 – Notice of Publication. 10/22/08 – Filed application with PTO. 10/13/08 – Sent trademark application to SKX. 10/13/08 – Received instructions to file application. Class 16 - Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 – Footwear.

H:\SKECHERS\STATUS REPORTS\OTHER MARKS.DOC

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SKECHER S Av JMS ''-1’ O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLI A?IONS SKECHERS’ MARKS NOT INCLUDING THE WORD “SKECHERS” • -’.’“K’ • As of May 31 2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS NO.” MARK FILING DATE DATE ugs y i g!s § /.’/; atiSMliKjMMitm — timjjp gipga \6 j{aflifetfM§ i§ K?rv:’;pV ;.’/’A. ]• : .:’. ‘ USTM (ITU): SKECHERS 19822 Word Mark 77/598,579 Not FOREIGN FILING DUE 04/22/2009 TWINKLE TOES 10/22/2008 registered 02/17/09-Notice of Publication. 10/22/08 - Filed application with PTO. 10/13/08 — Sent trademark application to SKX. 10/13/08 — Received instructions to file application. Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated.form featured in books and magazines. Class 25 — Footwear. Page 25 of 44

SKECHERS QSA/. .:1KS .’ Q U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLIC l0NS SKECHERS1 MARKS NOT INCLUDING THE WORD ''SKECHg ‘1 f .. K-’”; : — V;;. • As of May 31.2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS NO. MARK FILING DATE DATE .’"' -K;fe;”: ;’ I “‘4 ?jffSSlilll K :f fi;:; l USTM (ITU): GET IN SHAPE 19861 WortfjMa*:..- 77/627,812 Not FOREIGN FILING DUEOS/05/2009 WITHOUT SETTING FOOT IN . sS • 12/05/2008 registered 04/06/09- Received N§G£e of Publication. ;. A GYM . 03/12/09-Filed res l o’office action. , 03/04/09-Receivedsp fic action. 12/05/08-Filed applfcatibh.With PTO. 12/02/08 — Received ;signed applications. 11/20/08-Sent ITU app cation to SKX for signature. 11/18/08 - Received instructions to file application. Class 25 - Footwear and apparel. USTM (ITU): SHAPE UP 19862 Word Mark 77/627,840 Not FOREIGN FILING DUE 06/05/2009 WHILE YOU WALK 12/05/2008 registered 04/06/09-Received Notice of Publication. 03/12/09 — Filed response to office action. 03/04/09 - Received office action. 12/05/08 — Filed application with PTO. 12/02/08 — Received signed applications. 11/20/08 - Sent ITU application to SKX for signature. 11/18/08 - Received instructions to file application. Class 25 - Footwear and apparel. USTM (ITU): CONSENT 19865 Word Mark 77/626,992 Not Opposition Period Ends 05/15/2009 12/05/2008 registered FOREIGN FILING:flUE 06/04/2009 03/31/09 — Received;Notice of Publication. 12/04/08 — Filed application with PTO. 12/02/08 — Received signed application. 11/20/08 — Sent ITU application to SKX for signature. 11/18/08 — Received instructions to file application. Class 03 — Cologne; eaux de toilette; fragrances; perfumes. Page 26 of 44

SKECHERSQ.S.A.;:jlfe ;;S O U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPOKlf foNS SKECHERS’ MARKS NOT INCLUDING THE WORD “SKECHEHS” if-. — • As of May 31. 2009 COUNTRY DKT DESIGN OF SERIAL NO. REG. NO. STATUS NO. MARK FILING DATE DATE “‘. ''"'"' ‘"'"'' USTM (ITU): PRETTY TALL 19905 Word Mark 77/635,519 Not Opposition Period Ends 05/14/2009 12/17/2008 registered FOREIGN FILING DUE 06/17/2009 Class 16-Publications, 04/01/09-Re iyedWotice of Publication. namely, comic books, comic 12/17/08 — Filed application with PTO. magazines, graphic novels and 12/16/08 — Received signed application. printed stories in illustrated 12/03/08 — Sent rerninder to return signed application. form featured in books and 11/24/08 — Sent application to SKX for signature. magazines. 11/21/08 — Received instructions to file application. Class 25 — Footwear. ‘. ‘ ‘.’ .’"'-’;. : :.,’,”’’’’ “ ‘ • USTM (ITU): SHAPE-UP DIET 19929 Word Mark 77/635,523 Not FOREIGN FILING DUE 06/17/2009 Ko 12/17/2008 registered RESPONSE TO OFFICE ACTION DUE 09/04/2009 -I?-/;:-.;- 03704/09 — Received office action. V3&4, /;;:/: .; 7/08 — Filed application with PTO. . Class 16-Publications namely; books, pamphlets, brochures and,. , ,- . .?k : — • booklets in the:fi ld:Gidiet, nutrition and physical fitness. ‘ .-• . ‘lls M tjF§i,i p ss;is ijvgffH g • §.- ! -Ifpspi • ;. WyS iji sis S ife;i l8iltil jK j jK fippisfejlpS • ilH S: IS S I llSil“i” W Si :- : :;M::!: ‘M &&S KfS &. aif lft’illSS ;lSllglWSl&M ‘X) ” -’Sll!S W9ffI SI8 8SSMffilftfeij f.K-;:S,’l ;ys4®S:!l;ea ‘.’W’— W i § :Plilill WilttiWill lllllal?: a i:S’XiS llli 81Sy” ygiSif&i§ ;:§ -’y’;: Ste®S fe;Sll i lSlS’IS*;; ?:iySjAyiftif-jiKi. ”.’• ‘-;/-;’/: -i; l @Pil i§ilif :Lfe:S i gft S a ; -jg l si if fffMPI ‘: • v V” ‘& SiB s ”:’ %jf S!- USTM (ITU): THE SPORT OF 20001 Word Mark 77/635,526 Not FOREIGN FILING DUE 06/17/2009 BUSINESS 12/17/2008 registered 04/14/09-Received notice of publication. 03/18/09 — Filed response to office action. 03/04/09 - Received office action. 12/17/08 — Filed application with PTO. Class 16 — Books, pamphlets, brochures and booklets in the field of business, namely, business management, administration, consulting and development; publications, namely, books, pamphlets, brochures and booklets and educational materials in the field of business USTM (DIV): TWINKLE TOES 20052 Word Mark 77/976,666 Not 03/24/09-Received Notice of Publication. (Class 25) n/a registered 02/24/09 — Received notice of divisional request completed. 02/10/09 — Submitted request to divide application with the PTO. 02/10/09 — Submitted preliminary amendment in newly created divisional application with the PTO. I I I Class 25 — Footwear. Page 27 of 44

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
USTM (ITU): SCHMITTY	20053	Word Mark	77/667,665 02/10/2009	Not registered	FOREIGN FILING DUE 08/10/2009
04/08/09 — Received office action.
02/10/09 — Filed application with PTO.
01/28/09 — Sent ITU application to SKX.

Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.
					Class 25 — Footwear.

USTM (ITU): MCFUNKLE	20054	Word Mark	77/667,706 02/10/2009	Not registered	FOREIGN FILING DUE 08/10/2009
04/30/09 — Received Notice of Publication.
02/10/09 — Filed application with PTO.
01/28/09 — Sent ITU application to SKX.

Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.
					Class 25 — Footwear.

USTM (ITU): STUMP Class 25 only. (Parent application)	20055	Word Mark	77/667,726 02/10/2009	Not registered	FOREIGN FILING DUE 08/10/2009
04/21/09 — Received instructions to divide application.
04/03/09 — Received office action.
02/10/09 — Filed application with PTO.
01/28/09 — Sent ITU application to SKX.

					Class 25 — Footwear.

USTM (ITU): STRETCH WALKERS	20056	Word Mark	Not filed	Not registered	01/29/09 — Received instructions to hold off filing of STRETCH WALKERS application. 01/28/09 — Sent ITU application to SKX. Class 25 — Footwear.

USTM/SM (ITU): TWINKLE TOES (Class 09 and 41)	20063	Word Mark	77/675,012 02/20/2009	Not registered	FILE CLOSED PER JIM EMAIL OF 05/20/2009
FOREIGN FILING DUE 08/20/2009
05/20/09 — Received instructions to close file.
02/20/09 — Filed application with PTO.
02/20/09 — Received signed application from SKX.
02/10/09 — Sent application to SKX for signature.
					02/02/09 — Received instructions to file trademark application in classes 09 and 41.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
USTM (ITU): RELAXED FIT (Stylized)	20187	77/696,205 03/20/2009	Not registered	FOREIGN FILING DUE 09/21/2009
05/27/09 — Filed response to office action.
05/14/09 — Received Office Action.
03/20/09 — Filed application with PTO.
03/05/09 — Sent ITU application to SKX in the name of Philip Paccione.
02/27/09 — Sent ITU application to SKX.
					02/19/09 — Received instructions to file design mark.

USTM (ITU): TONE UPS	20192	Word Mark	77/688,912 03/11/2009	Not registered	FOREIGN FILING DUE 09/11/2009
03/11/09 — Filed application with PTO.
03/05/09 — Sent ITU application to SKX in the name of Philip Paccione.
02/27/09 — Sent application to SKX for signature.

					Class 25 — Footwear.

USTM (ITU): SKECHERS TONE UPS	20193	Word Mark	77/688,970 03/11/2009	Not registered	FOREIGN FILING DUE 09/11/2009
05/22/09 — Filed response to Office action
05/12/09 — Received office action.
03/11/09 — Filed application with PTO.
03/05/09 — Sent ITU application to SKX in the name of Philip Paccione.
02/27/09 — Sent application to SKX for signature.

					Class 25 — Footwear.

USTM (DIV): STUMP Class 16 only. (Child application)	20289	Word Mark	Not filed	Not registered	04/24/09 — Sent application to PTO via post. Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.

USTM (ITU): SCHMITTY MCFUNKLE AND STUMP	20293	Word Mark	77/732,920 05/08/2009	Not registered	FOREIGN FILING DUE 11/09/2009
05/08/09 — Filed application with PTO.
04/23/09 — Sent ITU application to SKX for signature.
04/21/09 — Received instructions to file application.

Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.

					Class 25 — Footwear and apparel.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING DATE	DATE	STATUS
USTM (ITU): FIRM-UPS	20302	Word Mark	Not filed	Not registered	05/21/09 — Sent reminder. 05/12/09 — Sent reminder. 04/28/09 — Sent ITU application to SKX for signature. 04/23/09 — Received instructions to open file. Class 25 — Footwear.

USTM (ITU): SHMITTY MCFUNKLE AND STUMP	20348	Word Mark	Not filed	Not registered	05/29/09 — Sent ITU application to SKX for signature.

Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.

					Class 25 — Footwear and apparel.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
	DKT			& FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
Canada SKETCHERS	12583	25	SKETCHERS	1,091,508 02/01/01		ABANDONED 09/19/2003 08/21/2003 — Skechers requested we abandon Canada TM’s. Sent letter to associate requesting they abandon the applications. 25 — footwear and Apparel

Canada SKETCHERS	12584	35	SKECHERS	1,091,507 02/01/2001		ABANDONED 09/19/2003 Declaration of Use Due 02/01/2004 08//21/2003 — Skechers requested we abandon Canada TM’s. Sent letter to associate requesting they abandon the applications. 35 — retail services.

Canada (ITU) AIRATORS Goods: Footwear	17550	25	AIRATORS	1,315,808 09/08/2006	n/a	ABANDONED PER SKX EMAIL 12/05/2006 12/05/2006 — Received instructions from SKX to abandon app.

Canada (Use-based) AIRATORS Goods: Footwear	17844	25	AIRATORS	1,322,660	n/a	ABANDONED PER JIM EMAIL OF 10/07/2008 DUE DATE TO RESPOND TO OFFICE ACTION 02/28/2009 10/07/08 — Received instructions to abandon application.

Canada TM AIRATORS BY SKECHERS	19811	25	Word Mark	1,414,915 10/17/2008	Not registered	10/24/08 — Received filing receipt. 10/13/08 — Instructed assoc. to file new application. Class 25 — Footwear.

Chile AIRATORS Goods: Footwear	17551	25	AIRATORS	741212 08/22/2006	780655 02/26/2007	REGISTRATION RENEWAL DUE 02/25/2017 05/22/2007 — Sent original registration certificate to SKX. Class 25 — Footwear.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
	DKT			& FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
CHINA AIRATORS Class 25 – Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear], scarves; bathing suits; waterproof clothing.	18620	25	WORD MARK	6209911 08/08/2007	n/a	10/24/07 — Received filing receipt from assoc. 08/09/07 — Assoc. confirmed filing of application. 08/07/07 — Instructed assoc. to file application to register the mark.

CHINA S Design (Performance S) Class 25 – Footwear	18873	25		6383851 11/16/2008	Not registered	01/16/08 — Received filing receipt from assoc. 11/19/07 — Assoc. confirmed filing of application.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
	DKT			& FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
CHINA NANOLITE Class 25 - Footwear	18908	25	6442075 12/17/2007	Not registered	12/16/08 — Assoc. confirmed filing of response to office action.
12/04/08 — Instructed assoc. to amend identification of goods.
12/04/08 — SKX approves proposed identification of goods.
11/24/08 — Received office action from assoc.
07/10/08 — Assoc. confirmed filing of response.
07/03/08 — SKX approves assoc. amendment.
07/02/08 — Assoc. proposes amending ID of goods to read “artificial resins [semi-finished products]; plastic substances for making footwear, semi-processed; thermoplastic plastic substances for making footwear, semi-processed.
07/01/08 -SKX proposes amending ID of goods to read “resins, plastic and thermoplastic substances for making footwear, semi-processed.”
06/30/08 — Received office action. Sent OA to SKX.
03/11/08 — Received filing receipt.
02/15/08 — Assoc. confirmed receipt of certified copy.
02/08/08 — Sent certified copy to assoc.
01/24/08 — Ordered certified copy.
12/18/2007 — Assoc. confirmed filing of application.
12/13/2007 — Instructed assoc. to file application.
						12/11/2007 — Received instructions to file application.

CHINA	19409	17		6442076 12/17/2007	Not registered	03/28/08 — Received filing receipt.
NANOLITE Class 17 – Plastic materials used for making footwear and apparel.

CHINA S LIGHTS Class 25 – Footwear	18909	25	6442081 12/17/2007	Not registered	01/24/08 — Received filing receipt from assoc.
12/18/2007 — Assoc. confirmed filing of application.
12/13/2007 — Instructed assoc. to file application.
12/11/2007 — Received instructions to file application.

						Class 25 — Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
				&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
CHINA SKECH-AIR	18910	25	Not filed	Not registered	01/24/08 — Received filing receipt from assoc.
12/18/2007 — Assoc. confirmed filing of application.
12/13/2007 — Instructed assoc. to file application.
						12/11/2007 — Received instructions to file application.
Class 25 - Footwear.

Colombia AIRATORS Class: 25 Goods: Footwear	17552	25	WORD MARK	06082170 08/18/2006	334463 05/28/2007	REGISTRATION RENEWAL DUE 05/27/2017 08/28/2007 — Sent original registration certificate to SKX. Class 25 — Footwear

CTM S and design	15368	25		3 867 579 06/02/04	003867579 01/27/2006	REGISTRATION RENEWAL DUE 06/02/2014 05/08/06 — Sent original certificate to SKX. Class 25 — Footwear

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

SERIAL NO.
&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
CTM S (design)	15369	25	3 892 387 06/14/2004	03/31/2005 — Informed Wenz that counsel for Samsonite will take over prosecution of the application and pay registration fee when due.
03/23/2005 — Wenz informed the trademark was accepted for publication and requested authorization to pay registration fee if no renewal is filed.
03/09/2005 — Counsel for Samsonite is preparing the assign for signature.
03/08/2005 — Sent signed Assignment Contract to counsel for Samsonite by email and DHL assigning the mark to Samsonite. Requested he send us a finalized copy of the assignment. Also informed our associate of the assignment and requested she calendar closing her file once the assignment is received.
03/03/2005 — Sent Assignment Contract assigning application to Samsonite to Jim Scotti to sign and return 02/22/2005 — Sent Request of Renunciation to the Court to Jim Scotti for his records.
02/22/2005 — Email to associate regarding assignment to application to Samsonite.
11/30/2004 — Email to associate informing that litigation settled and attached copy of settlement agreement.
11/30/2004 — Email Scotti to K&L that litigation settled and attached copy of settlement agreement.
08/23/2004 — Email K&L to Associate re litigation and what is necessary to preserve rights.
08/20/2004 — Email K&L to Phil re power of attorney and litigation estimate.
08/20/2004 — Email Associate to K&L re power of attorney and litigation estimate.
08/17/2004 — Email Phil to K&L that he had been served.
08/17/2004 — K&L fax to Phil concerning complaint for trademark infringement by Samsonite.
07/05/2004 — Received associate letter with filing particulars.
06/15/2004 — Associate confirmed they filed the application. They will inform us of the application number once it has been assigned.
06/10/2004 — Sent letter to associate requesting they prepare TM application based on US priority date of June 2, 2004.
05/26/2004 — During conference with Phil, he authorized foreign filing in CTM.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
				&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
CTM: H Design	17073	25	Version #4	004897914 02/13/2006	4897914 01/15/2007	REGISTRATION RENEWAL DUE 02/12/2016 Class 25 — Footwear and apparel.

CTM: HURRICANE BY 310	17074	25	HURRICANE BY 310	004897922 02/13/2006	4897922 01/15/2007	REGISTRATION RENEWAL DUE 02/12/2016 Class 25 — Footwear and apparel.

CTM: AIRATORS	17547	25	WORD MARK	005258934 08/15/2006	5258934 08/15/2006	REGISTRATION RENEWAL DUE 08/14/2016 10/02/2007 — Sent original registration to SKX. Class 25 — Footwear.

CTM: ROCK THIS WAY	18864		Word Mark	006478986	6478986 09/17/2008	REGISTRATION RENEWAL DUE 12/01/2017 11/03/08 — Sent registration certificate to SKX. Class 25 — Footwear.

CTM: ROCK LIVES	19114	25	Footwear.	6622245 01/30/2008	006622245 11/12/2008	REGISTRATION RENEWAL DUE 01/30/2018 01/22/09 — Sent registration certificate to SKX. Class 25 — Footwear.

CTM DESIGN (Star in Heart)	19420	25		006970801 05/28/2008	6970801 12/16/2008	REGISTRATION RENEWAL DUE 05/28/2018 02/03/09 — Sent registration certificate to SKX. Class 25 — Footwear.

CTM FIZZ ED	19524	16, 25	7381999 11/12/2008	Not registered	12/30/08 — Assoc. confirmed receipt of certified document.
12/22/08 — Sent certified document to assoc.
12/03/08 — Ordered certified copies.
11/21/08 — Received filing particulars.
11/11/08 — Instructed assoc. to file application.

Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.
						Class 25 — Footwear.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
				&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
CTM KLEETZ	19526	16, 25	7379324 11/12/2008	Not registered	12/30/08 — Assoc. confirmed receipt of certified document.
12/22/08 — Sent certified document to assoc.
12/03/08 — Ordered certified copies.
11/21/08 — Received filing particulars.
11/11/08 — Instructed assoc. to file application.

Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.
						Class 25 – Footwear.

CTM DESIGN (A Design)	19594	25	7193592 n/a	Not registered	03/02/09 — Assoc. confirmed instructions.
03/01/09 — Instructed assoc. to pay registration fee.
02/27/09 — SKX instructs to pay registration fee.
02/26/09 — Advised SKX of acceptance.
02/25/09 — Received notice that no opposition was filed.
Opposition Period Ends 01/13/2009
10/24/08 — Received Notice of Publication.
08/27/08 — Received filing particulars.
08/22/08 — Instructed assoc. to file application.
						08/22/08 — Received instructions to file application.

CTM: GET IN SHAPE WITHOUT SETTING FOOT IN A GYM	19863	25		007452816 12/10/2008	Not registered	FILE CLOSED PER JIM EMAIL OF 04/08/2009 DUE DATE TO FILE APPEAL 04/27/2009 Class 25 — Footwear and apparel.

CTM: SHAPE UP WHILE YOU WALK	19864	25	7453079 12/10/2008	Not registered	01/23/09 — Assoc. confirmed receipt of certified document.
01/21/09 — Sent certified document to assoc.
12/11/08 — Received filing particulars.
12/09/08 — Instructed assoc. to file application.
11/18/08 — Received instructions to file application.

						Class 25 — Footwear and apparel.

CTM CONSENT	19866	03		007449218 12/09/2008	Not registered	FILE CLOSED PER JIM EMAIL OF 05/12/2009 Opposition Period Ends 05/20/2009 Class 03 — Cologne; eaux de toilette; fragrances; perfumes.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
				&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
CTM DESIGN (CITYWALK Left)	19932	25	7452451 12/10/2008	Not registered	FILE CLOSED PER JIM EMAIL OF 05/07/2009
Opposition Period Ends 05/20/2009
04/22/09 — Received notice of publication.
01/23/09 — Assoc. confirmed receipt of certified document.
01/21/09 — Sent certified document to assoc.
01/06/09 — Ordered certified document.
12/11/08 — Received filing particulars.

						Class 25 — Footwear.

CTM DESIGN (CITYWALK Right)	19933	25	7452493 12/10/2008	Not registered	FILE CLOSED PER JIM EMAIL OF 05/07/2009
01/23/09 — Assoc. confirmed receipt of certified document.
01/21/09 — Sent certified document to assoc.
01/06/09 — Ordered certified document.
12/11/08 — Received filing particulars.

						Class 25 — Footwear.

CTM: SKECHERS D’LITES	19923	25	Word Mark	007448052 12/04/2008	Not registered	Opposition Period Ends 05/02/2009
02/11/09 — Received notice of publication.
12/05/08 — Received filing receipt.
12/04/08 — Assoc. confirmed filing of application.
12/03/08 — Instructed assoc. to file application.

						Class 25 — Footwear.

CTM DESIGN (Stripe Design Right Side)	20332	25		8315707 05/22/2008	Not registered	CERTIFIED DOCUMENT DUE 07/22/2009 05/22/09 — Received filing receipt. 05/21/09 — Instructed assoc. to file application. 05/19/09 — Received instructions to open file.

CTM DESIGN (Stripe Design Left Side)	20333	25		8315781 05/22/2008	Not registered	CERTIFIED DOCUMENT DUE 07/22/2009 05/22/09 — Received filing receipt. 05/21/09 — Instructed assoc. to file application. 05/19/09 — Received instructions to open file.

Hong Kong AIRATORS	17553	25	AIRATORS	300705663 08/22/2006	300705663 08/22/2006	REGISTRATION RENEWAL DUE 08/20/2016 03/06/2007 — Sent original certificate to client. Class 25 — Footwear

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
				&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
ITALY ROCK THIS WAY	18869	RM2008C00 3206 05/21/2008	Not registered	05/23/08 — Received filing particulars.
01/02/08 — Assoc. confirmed receipt of certified copy.
12/28/07 — Sent certified copy to assoc.
12/05/07 — Ordered certified copy.
11/30/07 — Instructed assoc. to file application.
						11/09/07 — T/C with Phil instructing to file trademark application for ROCK THIS WAY in Italy.

Japan G-TECH	13026	25	G-TECH	99853/2001 11/07/2001	4635279 01/10/2003	REGISTRATION RENEWAL DUE 01/10/2013 25 — Footwear and apparel

Abandoned Japan	13027	25	QUANTUM	99854/2001 11/07/2001		ABANDONED 12/27/2002 25 — Footwear and apparel.
QUANTUM

Japan SKETCHERS	13029	25	SKETCHERS	99856/2001 11/07/2001	4590167 07/26/2002	REGISTRATION RENEWAL DUE 07/26/2012 25 — Footwear and apparel

Japan S and design	15367	25	50998/2004 06/02/2004	4824944 12/10/2004	REGISTRATION RENEWAL DUE 12/09/2014
01/26/2005 — Letter from associate notifying that mark has published for opposition in Trademark Gazette on 01/18/05; enclosed copy of Gazette.
01/21/2005 — Letter from associate reporting that mark has registered.
12/07/2004 — Fax from associate confirming registration fee paid on 12/02/2004.
12/01/2004 — Email to associate to go ahead and pay for 10 years.
12/01/2004 — Received notice from associate that issue fees due by December 29, 2004.
08/10/2004 — Confirmation from Associate that certified copy filed in Japan patent office
07/26/2004 — Sent cert. copy to associate prior to due date.
07/13/2004 — Associate informed of application number. They requested certified copy prior to September 2, 2004.
06/01/2004 — Associate informed they will file the application based on US priority.
05/28/2004 — Sent letter to associate requesting they prepare application based on US priority date of June 4, 2004.
						05/26/2004 — During conference with Phil, he authorized foreign filing in Japan and CTM.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
				&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
JAPAN: H Design	17075	25	12980/2006 02/15/2006	4975636 08/04/2006	REGISTRATION RENEWAL DUE 08/03/2016
11/05/2006 — Opposition period expires.
10/11/2006 — Assoc. confirmed the registration was published in the gazette.
09/13/2006 — Sent original registration certificate to SKX.

						Class 25 — Clothing, garters, stocking suspenders, braces (suspenders), waistbands, belts, footwear, masquerade costume, special sporting and gymnastic wear; special sporting and gymnastic footwear.

JAPAN: HURRICANE BY 310	17076	25	HURRICANE BY 310	12981/2006 02/15/2006	N/A	FILE CLOSED PER CLIENT EMAIL OF 10/04/2007 Class 25 — Footwear and apparel.

Madrid Protocol/ Japan:	17554	25	AIRATORS	n/a	897736 08/21/2006	REGISTRATION RENEWAL DUE 08/20/2016 Class 25 — Footwear.
AIRATORS

JAPAN NANO LITE (two words)	19160	25	Word Mark	9573/2008 02/12/2008	5170608 10/03/2008	REGISTRATION RENEWAL DUE 10/02/2018 10/28/08 — Sent registration certificate to SKX. Class 25 — Footwear (excluding horse-riding boots)

Kosovo S DESIGN	19504	25	Not filed	Not registered	08/05/08 — Assoc. confirmed filing a request for issuance of registration in Kosovo.
07/14/08 — Assoc. confirmed receipt of signed POA.
07/10/08 — Sent signed POA to assoc.
07/09/08 — Received signed POA from SKX.
07/01/08 — Assoc. confirmed instructions.
06/30/08 — Instructed assoc. to revalidate registrations in Kosovo. Sent POA to SKX for signature.
						06/25/08 — Received instructions from SKX to revalidate registration in Kosovo.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
				&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
Madrid Protocol/ Switzerland: AIRATORS	17555	25	AIRATORS	n/a	897736 08/21/2006	REGISTRATION RENEWAL DUE 08/20/2016 10/13/08 — Assoc. confirmed the registration is active. 02/28/07 — Deadline to oppose the trademark. Class 25 — Footwear.

Mexico S SOLOS and design	18622	25			534645 09/04/2006	REGISTRATION RENEWAL DUE 09/04/2016 11/05/2007 — Sent renewal certificate to SKX. Class 25 — Clothing, shoes, headwear.

Mexico KALLI	19450	KALLI	497355 07/20/2011	941928 06/30/2006	DECLARATION OF ACTUAL USE DUE 06/30/2009 (Not required)
REGISTRATION RENEWAL DUE 01/20/2011
05/24/09 — Sent reminder to SKX to file DAU.
04/10/09 — Sent reminder to SKX to file DAU.
						06/11/08 — Received filing particulars.

Montenegro	19489	Not filed	Not registered	08/05/08 — Assoc. confirmed filing a request for issuance of registration in Montenegro.
07/14/08 — Assoc. confirmed receipt of signed POA.
07/10/08 — Sent signed POA to assoc.
07/09/08 — Received signed POA from SKX.
06/24/08 — Assoc. confirmed instructions.
						06/24/08 — Instructed assoc. to revalidate trademark registration.

New Zealand: AIRATORS Goods: Footwear	17556	25	AIRATORS	753543 08/21/2006	753543 08/21/2006	REGISTRATION RENEWAL DUE 08/21/2016 06/12/2007 — Sent original registration certificate to SKX. Class 25 — Footwear.

Panama	17557	25	AIRATORS	153843 08/25/2006	153843 08/22/2006	REGISTRATION RENEWAL DUE 08/22/2016 03/18/08 — Sent registration certificate to SKX.
Class: 25 Goods:
Footwear

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

SERIAL NO.
&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
Philippines AIRATORS Goods: Footwear	17558	25	AIRATORS	4-2006-009228 08/22/2006	4-2006-009228 06/11/2007	DECLARATION OF USE DUE 08/21/2009
REGISTRATION RENEWAL DUE 06/10/2017
05/10/09 — Assoc. confirmed the notarized DOU and specimens are acceptable and will process filing them with the PTO.
05/06/09 — Sent notarized DOU and specimens to assoc.
04/16/09 — Sent amended DOU form to SKX.
04/10/09 — Sent DOU form to SKX.
06/19/08 — Sent registration certificate to SKX.

Class 25 — Footwear, namely, shoes, slippers, sandals and boots.

Serbia and Montenegro: S and design	16987	25	S and design	Z-9/2006 01/05/2006	52239 03/25/2007	REVALIDATION DUE 10/28/2008
REGISTRATION RENEWAL DUE 01/04/2016
06/24/08 — Assoc. confirmed instructions.
06/23/08 — Instructed assoc. to revalidate registration certificate.
06/23/08 — Sent POA to SKX for signature.
06/19/08 — Assoc. confirmed.
06/18/08 — Req. instructions for revalidation.

Class 25 — Footwear and apparel.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
				&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
Philippines S and design	15436	25	4-2004-006620. 07/26/2004	07/24/2007 — Assoc. confirmed filing of DAU on July 19, 2007.
07/12/2007 — Sent executed DAU with specimens to assoc.
05/31/2007 — Sent DAU to SKX for signature.
05/31/2007 — Received certificate of registration from assoc.
05/29/2007 — Received specimens from Tommy.
05/21/2007 — Tommy Ong advised the mark was first used on July 1, 2004.
05/12/2007 — Req. first use date in Philippines, list of outlets in Philippines and specimens from Tommy Ong.
05/08/2007 — Req. first use date in Philippines, list of outlets in Philippines and specimens from SKX.
05/07/2007 — Received DAU for signature.
05/15/2006 — Assoc. confirmed the application was published for opposition on April 24, 2006.
05/04/2006 — Assoc. informed the application was published for opposition on April 24, 2006.
03/03/2006 — Instructed associate to pay publication fee.
03/02/2006 — Assoc. advised that a Notice of Allowance and publication fee has issued.
02/21/2006 — Received response to Paper No. 2 along with debit note.
02/01/2006 — Assoc. confirmed filing of response to Paper No. 2.
01/20/2006 — Received fax from associate informing preparation of response to office action.
01/16/2006 — Email response to associate to traverse the rejection based on the grounds in the letter of 01/12/06.
01/12/2006 — Letter from associate regarding opposing marks.
08/24/2004 — Sent POA to associate via fax and mail.
08/16/2004 — Sent reminder to Skechers re POA due.
07/23/2004 — Sent POA to Skechers to sign and return.
08/03/2004 — Received application information from associate.
						07/20/2004 — Received email from Phil requesting we apply for the mark in the Philippines.

Taiwan AIRATORS	17559	25	WORD MARK	95042701 08/21/2006	01261157 05/01/2007	1ST RENEWAL FEE DUE 04/30/2012 2ND RENEWAL FEE DUE 04/29/2017 05/16/2007 — Sent original certificate to SKX. Class 25 — Footwear.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS SKECHERS’ MARKS
NOT INCLUDING THE WORD “SKECHERS”
As of May 31, 2009

				SERIAL NO.
				&
	DKT			FILING	REG.
COUNTRY	NO.	IC	DESIGN OF MARK	DATE	NO. & DATE	STATUS
Venezuela AIRATORS	17560	25	WORD MARK	194302006 08/30/2006	N/A	06/07/2007 — Assoc. confirmed granting of registration and original certificate will follow. 02/20/2007 — Assoc. advised the mark has been published in the Official Gazette.
						11/03/2006 — Received filing receipt from assoc.
						08/22/2006 — Assoc. confirmed typo and proper spelling.
						08/21/2006 — Advised assoc. the correct spelling is AIRATORS and not AIRATOS.
						08/21/2006— Assoc. confirmed instructions to file application.
						08/19/2006 — Requested assoc. to file an application to register the mark.
						08/07/2006 — SKX instructs filing an application to register the mark AIRATORS in Class 25 for footwear.

Venezuela S and Design	17023	25	1644-2006 01/31/2006	N/A	11/13/2007 — Assoc. confirmed the mark was published in the official bulletin no. 489 dated September 5, 2007.
06/26/2006 — Assoc. confirmed the mark was published in the official bulletin no 478 dated April 17, 2006.
						03/14/2006 — Received trademark filing receipt from associate.
						01/23/2006 — Associate acknowledged receipt.
						01/20/2006 — Email to associate requesting to file application.
						01/17/2006 — SKX requested to open file in class 25 for footwear and apparel.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
PUBLIC ROYALTY
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States PUBLIC ROYALTY (Our Docket 19301)	Class 25–Footwear	77/462,949 05/01/2008	3,596,374 03/24/2009	DOU DUE 03/24/2015 REGISTRATION RENEWAL DUE 03/24/2019 03/30/09 — Sent registration certificate to SKX.

United States PUBLIC ROYALTY (Our Docket 19856)	Class 03 –Cologne; eaux de toilette; fragrances; perfumes.	77/626,963 12/04/2008	Not registered	FOREIGN FILING DUE 06/04/2009
1st RET OR SOU DUE 11/19/2009
05/26/09 — Notice of Allowance.
02/12/09 — Notice of Publication.
12/04/08 — Filed application with PTO.
12/02/08 — Received signed application.
11/20/08 — Sent ITU application to SKX for signature.
11/18/08 — Received instructions to file application.
NONE ARE MADRID PROTOCOL

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia (Our Docket 19310)	Class 25 – Footwear.	1238553 05/02/2008	1238553 05/02/2008	REGISTRATION RENEWAL 05/01/2018 01/22/09 — Sent registration certificate to SKX.

Brazil (Our Docket 19302)	Class 25 –Footwear.	900896310 05/07/2008	Not registered	09/02/08 — Assoc. confirmed filing of certified copy.
07/02/08 — Assoc. confirmed receipt of certified copy.
07/01/08 — Received Notice of Publication.
06/25/08 — Sent certified copy to assoc.
06/05/08 — Ordered certified copy.
05/07/08 — Assoc. confirmed filing of application.
05/06/08 — Sent reminder.
05/01/08 — Instructed assoc. to file application.

Canada (Our Docket 19303)	Class 25 –Footwear.	1,394,414 05/06/2008	Not registered	04/16/09 — Assoc. confirmed filing of response and submitting certified document.
04/15/09 — Sent certified document to assoc.
03/16/09 — Assoc. confirmed instructions.
03/15/09 — Requested six month extension to file certified document.
01/21/09 — Received amended ID Of goods from SKX as

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
“footwear, namely shoes, sneakers and boots”
01/15/09 — First use date of the mark PUBLIC ROYALTY in Canada is 08/31/2006.
01/13/09 — Received, office action.
05/26/08 — Received filing receipt.
05/06/08 — Assoc. confirmed filing of application.
05/05/08 — Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application.
05/01/08 — Received first use date of October 31, 2007.

Chile (Our Docket 19304)	Class 25 –Footwear.	818205 05/02/2008	Not registered	11/25/08 — Paid registration fees.
10/27/08 — Received notice of registration.
08/06/08 — Received notice of publication.
07/15/08 — Received receipt of filing of certified copy.
06/27/08 — Assoc. confirmed receipt of certified copy.
06/24/08 — Sent certified copy to assoc.
05/13/08 — Received filing particulars.
05/02/08 — Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application.

China (Our Docket 19311)	Class 25 –Footwear.	6700423 05/04/2008	Not registered	09/05/08 — Received filing receipt from assoc.
06/30/08 — Assoc .confirmed receipt of certified copy.
06/25/08 — Sent certified copy to assoc.
05/01/08 — Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application.

Colombia (Our Docket 19305}	Class 25 –Footwear.	08044802 05/02/2008	Not registered	09/04/08 — Assoc. confirmed submission of certified copy.
08/27/08 — Assoc. confirmed receipt of certified copy.
08/22/08 — Sent certified copy to assoc.
05/28/08 — Received office action.
05/12/08 — Received filing receipt.
05/02/08 — Received filing particulars.
05/01/08 — Holiday. Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application.

Croatia (Our Docket 19312)	Class 25 –Footwear.	Z20080928A 05/05/2008	Z20080928 04/22/2009	REGISTRATION RENEWAL DUE 05/05/2018

CTM (Our Docket 19313)	Class 25 –Footwear.	6884696 05/02/2008	Not registered	05/06/09 — Assoc. confirmed the OHIM finalization of opposition proceedings.
04/17/09 — Received brief showing withdrawal of opposition by Public Bekleidungsdesign.
04/16/09 — Requested status of adverse party’s opposition.
03/25/09 — Assoc. confirmed receipt of signed Prior Rights Agreement.
03/23/09 — Received signed agreement by SKX. Sent to assoc.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
03/13/09 — Received signed agreement by adverse party.
03/12/09 — Sent signed agreement to assoc.
03/11/09 — Received signed by agreement by SKX.
03/04/09 — Received signed agreement from adverse party.
01/23/09 — Sent amended proposed draft to assoc.
01/13/09 — Received proposed changes from SKX.
01/09/09 — Assoc. confirmed the adverse party has agreed to the settlement proposal. Also requested that SKX sign a prior rights agreement.
COOLING-OFF PERIOD EXPIRES 12/18/2008
12/09/08 — Received draft settlement proposal.
11/12/08 — Instructed assoc. to propose settlement with adverse party.
10/21/08 — Sent settlement proposal to SKX.
09/23/08 — Received notice of filing of opposition against SKX’s mark.
08/25/08 — Advised SKX of office action.
08/22/08 — Received office action.
07/03/08 — Assoc. confirmed receipt of certified copy.
06/24/08 — Sent certified copy of assoc.
05/13/08 — Received filing receipt.
05/02/08 — Assoc. confirmed filing of application.
05/01/08 — Instructed assoc. to file application.

CTM (Our Docket 19859)	Class 03 –Cologne; eaux de toilette; fragrances; perfumes.	07448996 12/09/2008	Not registered	Opposition Period Ends 05/20/2009
04/22/09 — Received notice of publication.
01/23/09 — Assoc. confirmed receipt of certified document.
01/21/09 — Sent certified document to assoc.
01/07/09 — Ordered certified document.
12/12/08 — Received filing particulars.
12/08/08 — Instructed assoc. to file application.
11/18/08 — Received instructions to file application.

Ecuador (Our Docket 19555)	Class 25 –Footwear.	202689 07/29/2008	459-09 12/03/2008	REGISTRATION RENEWAL DUE 12/03/2018 02/25/09 — Sent registration certificate to SKX.

Hong Kong (Our Docket 19306)	Class 25 –Footwear.	301109989 05/06/2008	301109989 05/04/2008	REGISTRATION RENEWAL DUE 05/04/2018 11 /19/08 — Sent registration certificate to SKX.

India (Our Docket 19307)	Class 25 –Footwear.	1683472 05/02/2008	Not registered	07/16/08 — Received filing receipt.
06/27/08 — Assoc. confirmed certified copy.
06/24/08 — Sent certified copy to assoc.
05/08/08 — Received filing notice.
05/01/08 — Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Israel (Our Docket 19308)	Class 25 –Footwear.	211162 05/04/2008	Not registered	07/03/08 — Assoc. confirmed receipt of certified copy.
06/24/08 — Sent certified copy to assoc.
05/30/08 — Received filing receipt.
05/05/08 — Assoc. confirmed filing of application.
05/01/08 — Instructed assoc. to file application.

Japan (Our Docket 19314)	Class 25 –Footwear.	34550/2008 05/02/2008	5184243 11/28/2008	REGISTRATION RENEWAL DUE 11/27/2018 12/30/08 — Sent registration certificate to SKX.

Korea (Our Docket 19309)	Class 25–Footwear.	40-2008-21426 05/02/2008	40-782290 03/10/2009	REGISTRATION RENEWAL DUE 03/10/2019 04/21/09 — Sent registration certificate to SKX. Class 25 — Footwear

Malaysia (Our Docket 19317)	Class 25 –Footwear.	08008526 05/02/2008	Not registered	09/10/08 — Assoc. confirmed receipt of the certified copy and statutory declaration.
08/19/08 — Sent reminder to SKX.
08/14/08 — Received reminder from assoc.
06/13/08 — Sent POA to SKX for signature.
06/03/08 — Received filing receipt.
05/01/08 — Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application.

Mexico (Our Docket 19318)	Class 25 –Footwear	931296 05/02/2008	1055213 05/01/2008	REGISTRATION RENEWAL DUE 05/01/2018 11/19/08 — Sent registration certificate to SKX.

New Zealand (Our Docket 19319)	Class 25– Footwear.	788593 05/01/2008	788593 05//01/2008	REGISTRATION RENEWAL DUE 05/01/2018 12/02/08 — Sent registration certificate to SKX.

Panama (Our Docket 19320)	Class 25 –Footwear.	170801 n/a	170801 05/02/2008	REGISTRATION RENEWAL DUE 05/02/2018

Peru (Our Docket 19554)	Class 25 –Footwear.	362479 08/06/2008	Not registered	APPEAL DUE 05/22/2009
05/15/09 — Assoc. confirmed instructions.
05/14/09 — Instructed assoc. to file appeal as proposed.
05/14/09 — Received translated copy of appeal.
05/07/09 — Instructed assoc. to file an appeal and not to file a cancellation proceeding.
05/07/09 — Received instructions to file an appeal.
04/30/09 — Received office action.
10/13/08 — Assoc. confirmed receipt of certified copy.
10/08/08 — Sent certified copy to assoc.
09/22/08 — Received notice to file certified copy.
08/13/08 — Received filing receipt.
07/23/08 — Assoc. confirmed instructions.
07/22/08 — Instructed assoc. to file application.
07/21/08 — Received instructions to open file.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Philippines (Our Docket 19321)	Class 25 –Footwear.	4-2008-005215 05/05/2008	Not registered	CERTIFIED COPY (U.S. Reg) DUE 10/16/2009
09/17/08 — Received confirmation of extension of time to submit certified copy of U.S. registration.
09/05/08 — Assoc. confirmed instructions.
09/04/08 — Instructed assoc. to obtain extension to submit certified copy
09/02/08 — Received office action to submit certified copy of U.S. registration.
08/28/08 — Assoc. confirmed receipt of certified copy.
08/22/08 — Sent certified copy of application to assoc.
08/20/08 — Assoc. confirmed receipt of signed POA.
08/14/08 — Sent copy of signed POA to assoc.
07/30/08 — Sent copy of certified copy to assoc.
07/30/08 — Received reminder from assoc.
07/22/08 — Instructed assoc. to amend the ID of goods as footwear, namely shoes, sandals, boots”.
07/22/08 — Sent POA to SKX for signature.
07/16/08 — Received notice to file POA, certified copy and to specify the goods.
05/08/08 — Received filing receipt.
05/01/08 — Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application

Russia (Our Docket 19315)	Class 25 –Footwear.	2008713858 05/04/2008	Not registered	07/01/08 — Assoc. confirmed receipt of certified copy.
06/24/08 — Sent certified copy to assoc.
05/14/08 — Received filing receipt.
05/05/08 — Received filing particulars.
05/01/08 — Holiday.
05/01/08 — Instructed assoc. to file application.

Saudi Arabia (Our Docket 19322)	Class 25 –Footwear.	130307 05/04/2008	Not registered	06/08/08 — Received filing particulars. 06/08/08 — T/C with assoc. 05/14/08 — Sent Fed Ex to assoc. 05/10/08 — Sent Fax reminder to assoc. 05/01/08 — Instructed assoc. to file application.

South Africa (Our Docket 19323)	Class 25 –Footwear.	2008/10156 05/06/2008	Not registered	05/28/08 — Received filing receipt. 05/06/08 — Assoc. confirmed instructions. 05/01/08 — Instructed assoc. to file application.

Taiwan (Our Docket 19324)	Class 25 –Footwear.	97020636 05/02/2008	01346719 01/16/2009	REGISTRATION RENEWAL DUE 01/14/2019 01/26/09 — Sent registration certificate to SKX.

Thailand (Our Docket 19325)	Class 25 – Shoes (except sport shoes) and sport shoes.	694395 05/02/2008	Not registered	04/01/09 — Assoc. confirmed payment of registration fee.
Registration certificate will issue in est. 2 months.
03/13/09 — Assoc. confirmed the application will soon be published.
11 /11/08 — Assoc. confirmed filing a response to the

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
amendment of goods.
11/03/08 — Assoc. confirmed instructions.
10/31/08 — Instructed assoc. to amend identification of goods as proposed.
10/31/08 — Received office action to amend ID of goods to:
“shoes (except sport shoes) and sport shoes”
07/29/08 — Assoc. confirmed filing of certified copy and declaration.
06/30/08 — Assoc. confirmed receipt of certified copy and declaration.
06/27/08 — Sent certified copy to assoc.
06/03/08 — Sent declaration for signature to SKX.
06/02/08 — Received declaration for signature.
05/13/08 — Received filing particulars.
05/01/08 — Holiday. Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application.

Turkey	Class 25 –	2008/26864	Not registered	Opposition Period Ends 02/12/2009
	Footwear.	05/06/2008		10/20/08 — Received notice of publication.
(Our Docket 19316)				06/30/08 — Assoc. confirmed receipt of certified copy.
06/24/08 — Sent certified copy to assoc.
05/19/08 — Assoc. confirmed filing.
05/03/08 — Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application.

United Arab Emirates (Our Docket 19326)	Class 25 –Footwear.	112370 05/08/2008	Not registered	08/11/08 — Received filing particulars. 06/08/08 — T/C with assoc. 05/14/08 — Sent Fed Ex to assoc. 05/10/08 — Sent Fax reminder to assoc. 05/01/08 — Instructed assoc. to file application.

United Kingdom (Our Docket 19787)	Class 25 –Footwear.	2499009 09/30/2008	2499009 09/30/2008	REGISTRATION RENEWAL DUE 09/28/2018 02/17/09 — Sent registration certificate to SKX.

Venezuela (Our Docket 19327)	Class 25 –Footwear.	84792008 05/02/2008	Not registered	03/16/09 — Received notice of grant of application to registration.
10/28/08 — Received notice of publication of application.
08/04/08 — Received certified copy filing receipt from assoc.
06/30/08 — Assoc. confirmed receipt of certified copy.
06/24/08 — Sent certified copy to assoc.
05/02/08 — Assoc. confirmed instructions.
05/01/08 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
PUBLIC ROYALTY
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States	Class 25 —	77/655,513	Not registered	FOREIGN FILING DUE 07/23/2009
	Footwear	01/23/2009		05/18/09 — Received Notice of Publication.
PUBLIC ROYALTY				04/15/09 — Filed response to office action.
04/09/09 — Received office action.
(Our Docket 19972)				01/23/09 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia	Class 25 —	A0015115	Not registered	01/30/09 — Received approval of certification.
Madrid Protocol	Footwear.	01/29/2009		01/29/09 — Filed application with PTO.

(Our Docket 20036)

Brazil	Class 25 —	n/a	Not registered	04/07/09 — Assoc. confirmed receipt of certified document.
	Footwear.	01/29/2009		03/30/09 — Sent certified document to assoc.
(Our Docket 20016)				01/29/09 — Assoc. confirmed filing of application.
01/28/09 — Instructed assoc. to file application.

Canada	Class 25 —	1,426,025	Not registered	02/03/09 — Received filing receipt.
	Footwear.	01/29/2009		01/28/09 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 20017)

Chile	Class 25 –	853402	Not registered	04/03/09 — Assoc. confirmed receipt of certified document.
	Footwear.	01/30/2009		03/30/09 — Sent certified document to assoc.
(Our Docket 20018)				02/04/09 — Received filing receipt.
01/29/09 — Assoc. confirmed instructions.
01/28/09 — Instructed assoc. to file application.

China	Class 25 –	A0015115	Not registered	01/30/09 — Received approval of certification.
Madrid Protocol	Footwear.	01/29/2009		01/29/09 — Filed application with PTO.

(Our Docket 20037)

Colombia	Class 25 –	09009721	Not registered	05/18/09 — Assoc. confirmed submission of certified document.
	Footwear.	02/03/2009		04/22/09 — Received notice of publication.
(Our Docket 20019)				04/03/09 — Assoc. Confirmed receipt of certified document.
03/30/09 — Sent certified document to assoc.
02/05/09 — Received filing particulars.
01/30/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

Croatia	Class 25 –	A0015115	Not registered	01/30/09 — Received approval of certification.
Madrid Protocol (Our Docket 20038)	Footwear.	01/29/2009		01/29/09 — Filed application with PTO.

CTM	Class 25 –	A0015115	Not registered	Opposition Period Ends 12/23/09
Madrid Protocol	Footwear.	01/29/2009		04/20/09 — First Statement of Grant of Protection.
01/30/09 — Received approval of certification.
(Our Docket 20039)				01/29/09 — Filed application with PTO.

Ecuador	Class 25 –	210293	Not registered	04/13/09 — Received notice of publication.
	Footwear.	02/05/2009		02/12/09 — Received filing receipt.
(Our Docket 20020)				01/29/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

Hong Kong	Class 25 –	301280394	Not registered	Opposition Period Ends 06/05/2009
	Footwear.	02/03/2009		03/06/09 — Received Notice of publication.
(Our Docket 20021)				02/04/09 — Received filing receipt.
01/29/09 — Instructed assoc. to file application.

India	Class 25 –	T22502	Not registered	03/31/09 — Assoc. confirmed receipt.
	Footwear.	02/05/2009		03/27/09 — Sent certified document to assoc.
(Our Docket 20022)				02/07/09 — Received filing receipt.
01/30/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

Israel	Class 25 –	218502	Not registered	04/16/09 — Assoc. confirmed submission of certified document.
	Footwear.	02/02/2009		04/05/09 — Assoc. confirmed receipt of certified document.
(Our Docket 20023)				03/30/09 — Sent certified document to assoc.
02/08/09 — Received filing receipt.
02/05/09 — Assoc. confirmed filing of application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
02/01/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

Japan	Class 25 –	A0015115	Not registered	01/30/09 — Received approval of certification.
Madrid Protocol	Footwear.	01/29/2009		01/29/09 — Filed application with PTO.

(Our Docket 20040)

Korea	Class 25 –	A0015115	Not registered	01/30/09 — Received approval of certification.
Madrid Protocol	Footwear.	01/29/2009		01/29/09 — Filed application with PTO.

(Our Docket 20041)

Malaysia	Class 25 –	09001437	Not registered	04/13/09 — Assoc. confirmed receipt of documents.
	Footwear.	02/03/2009		04/02/09 — Sent signed statutory declaration and certified document to assoc.
03/16/09 — Sent statutory declaration to SKX.
(Our Docket 20024)				02/13/09 — Received filing receipt.
02/03/09 — Assoc. confirmed filing of application.
01/29/09 — Instructed assoc. to file application.

Mexico	Class 25 –	987298	Not registered	04/02/09 — Assoc. confirmed receipt of certified document
	Footwear.	02/03/2009		03/30/09 — Sent certified document to assoc.
(Our Docket 20025)				02/04/09 — Received filing receipt.
01/30/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

New Zealand	Class 25 –	801959	Not registered	02/11/09 — Received notice of acceptance.
	Footwear.	01/30/2009		02/02/09 — Received filing receipt.
(Our Docket 20026)				02/01/09 — Assoc. confirmed filing application.
01/29/09 — Instructed assoc. to file application.

Panama	Class 25 –	178913	Not registered	04/16/09 — Assoc. confirmed submission of certified document.
	Footwear.	02/03/2009		03/30/09 — Sent certified document to assoc.
(Our Docket 20027)				03/16/09 — Sent Certificate of Good Standing to assoc.
02/05/09 — Assoc. confirmed filing of application.
01/30/09 — Assoc. confirmed instructions. Requires new Certificate of Good Standing of Skechers U.S.A., Inc. II.
01/29/09 — Instructed assoc. to file application.

Peru	Class 25 –	381451	Not registered	04/23/09 — Assoc. confirmed certified document.
	Footwear.	02/09/2009		03/30/09 — Sent certified document to assoc.
(Our Docket 20028)				02/10/09 — Received filing receipt.
01/30/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Philippines (Our Docket 20029)	Class 25 – Footwear.	4-2009-001183 02/04/2009	Not registered	POA DUE CERTIFIED DOCUMENT DUE
03/31/09 — Sent signed POA and certified document to assoc.
03/12/09 — Sent POA application to SKX.
02/26/09 — Received filing receipt.
02/02/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

Russia Madrid Protocol	Class 25 – Footwear.	A0015115 01/29/2009	Not registered	01/30/09 — Received approval of certification. 01/29/09 — Filed application with PTO.

(Our Docket 20042)

Saudi Arabia	Class 25 –	139675	Not registered	CERTIFIED DOCUMENT DUE
	Footwear.	02/01/2009		03/30/09 — Sent -certified document to assoc.
(Our Docket 20030)				03/12/09 — Received notice of acceptance.
02/01/09 — Received filing particulars.
01/31/09 — Assoc. confirmed filing of application
01/29/09 — instructed assoc. to file application.

South Africa	Class 25 –	2009/01586	Not registered	04/16/09 — Assoc. confirmed receipt of certified document.
	Footwear.	01/30/2009		03/30/09 — Sent certified document to assoc.
(Our Docket 20031)				02/02/09 — Received filing receipt.
01/29/09 — Instructed assoc. to file application.

Taiwan	Class 25 –	98003263	Not registered	02/13/09 — Received filing receipt.

(Our Docket 20032)	Footwear, namely shoes, sneakers, sandals, slippers and boots.	02/03/2009		02/01/09 — Assoc. confirmed instructions. 01/29/09 — Instructed assoc. to file application.

Thailand	Class 25 – Footwear.	720750 02/02/2009	Not registered	04/30/09 — Assoc. confirmed submission of signed Declaration and certified document.
(Our Docket 20033)				03/27/09 — Sent certified document and signed Declaration to assoc.
03/27/09 — Received signed Declaration from SKX.
03/12/09 — Sent Declaration application to SKX.
02/02/09 — Received filing particulars.
01/30/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

Turkey	Class 25 –	A0015115	Not registered	01/30/09 — Received approval of certification.
Madrid Protocol	Footwear.	01/29/2009		01/29/09 — Filed application with PTO.

(Our Docket 20043)

United Arab Emirates	Class 25 –	125531	Not registered	04/13/09 — Assoc. confirmed receipt of certified document.
	Footwear.	02/04/2009		03/30/09 — Sent certified document to assoc.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 20034)				02/09/09 — Received filing particulars.
02/01/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

Venezuela	Class 25 –	15692009	Not registered	CERTIFIED DOCUMENT DUE 05/06/2009
	Footwear.	02/06/2009		05/29/90 — Assoc. confirmed instructions.
(Our Docket 20035)				05/28/09 — Instructed assoc. to pay publication fee.
05/28/09 — Received publication payment notice.
03/30/09 — Sent certified document to assoc.
03/03/09 — Received filing particulars.
01/30/09 — Assoc. confirmed instructions.
01/29/09 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
PUNKROSE
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States DESIGN (Lightning Bolt) (Our Docket 19406)	Class 25 — Shoes and t-shirts and hats and caps for men and women and children.	77/386,933 02/01/2008	3,504,413 09/23/2008	DOU DUE 09/23/2014 REGISTRATION RENEWAL DUE 09/23/2018 10/10/08 — SKX advised registration of application.

United States PUNKROSE (Our Docket 19274)	Class 25—Women’s shoes.	78345773 12/27/2003	2914695 12/28/2004	DOU DUE 12/28/2010
RENEWAL DUE 12/28/2014
05/13/08 — Sent Notice of Recordation to SKX.
05/09/08 — Received Notice of Recordation of Assignment.
05/07/08 — Filed Assignment with PTO.
05/05/08 — Received signed Assignment.
U.S. Registration No. 2,914,695 will be assigned from Ernie Nunez of Pomona, California to Skechers U.S.A., Inc. II

United States PUNKROSE (Our Docket 19441)	Class 25 — Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear,	77505925 06/23/2008	Not registered	2nd RET OR SOU DUE 12/30/2009
05/26/09 — Filed 1st RET with PTO.
05/23/09 — Received instructions to file RET.
03/26/09 — Sent reminder.
01/05/09 — Received Notice of Allowance.
09/22/08 — Received Notice of Publication.
08/18/08 — Filed response to office action.
08/18/08 — SKX approved proposed amendment.
08/18/08 — Sent office action to SKX.
08/16/08 — Received office action from PTO.
06/23/08 — Filed application with PTO.
06/20/08 — Received signed application from SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands

United States DESIGN (Punkrose Bolt) (Our Docket 19447)	Class 25 — Footwear and apparel.	77502353 06/18/2008	Not registered	1ST RET OR SOU DUE 09/10/2009
03/12/09 — Received Notice of Allowance.
12/02/08 — Received Notice of Publication.
10/10/08 — Filed a response to office action.
08/21/08 — Advised SKX of office action.
08/21/08 — Received office action.
06/18/08 — Filed application with PTO.
06/17/08 — Received email to file application without signed application.
06/11/08 — Sent draft of drawing to SKX.
06/10/08 — Received instructions to file application.

United States PUNKROSE (Our Docket 19857)	Class 03 — Cologne; eaux de toilette; fragrances; perfumes.	77/626,986 12/04/2008	Not registered	FOREIGN FILING DUE 06/04/2009
1ST RET OR SOU DUE 11/19/2009
05/19/09 — Notice of Allowance.
02/12/09 — Received Notice of Publication.
12/04/08 — Filed application with PTO.
12/02/08 — Received signed application.
11/20/08 — Sent ITU application to SKX for signature.
11/18/08 — Received instructions to file application.

NONE ARE MADRID PROTOCOL FOR FOOTWEAR.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia (Our Docket 19275)	Class 25 — Footwear.	1234279 n/a	Not registered	RESPONSE TO OFFICE ACTION DUE 09/15/2009
03/19/09 — Informed SKX of investigation report.
03/19/09 — Received investigation report.
02/25/09 — Assoc. confirmed instructions to have investigation.
02/25/09 — Received instructions from SKX to proceed with investigation.
02/24/09 — Received quote of $850AU from assoc. for investigation.
02/07/09 — Requested quote for an investigator in Australia.
01/30/09 — T/C with Jim regarding investigator.
01/18/09 — Sent status report to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
12/14/08 — Sent reminder to SKX.
11/12/08 — Sent reminder to SKX.
09/28/08 — Sent reminder to SKX.
09/23/08 — T/C with Jim.
07/30/08 — T/C with Jim.
07/16/08 — Sent office action to SKX.
07/15/08 — Received office action. Rejection confusingly similar to registration of Face-Off Clothing.
04/14/08 — Received filing receipt.
04/08/08 — Assoc. confirmed filing of application.
04/07/08 — Instructed assoc. to file application.

Brazil (Our Docket 19276)	Class 25 — Footwear.	900841036 04/07/2008	Not registered	05/19/08 — Received notice of publication. 04/29/08 — Received filing receipt. 04/07/08 — Assoc. confirmed filing of application. 04/05/08 — Instructed assoc. to file application.

Brazil (Our Docket 19463)	Class 25 — Apparel.	6766974 06/05/2008	Not registered	Opposition Period Ends 01/11/2009
11/13/08 — Assoc. confirmed filing of certified copy.
10/07/08 — Received filing receipt.
09/12/08 — Assoc. confirmed receipt of certified copy.
08/22/08 — Sent certified copy to assoc.
07/16/08 — Received confirmation of filing.
06/27/08 — Assoc. confirmed instructions.
06/26/08 — Instructed assoc. to file application.

Canada (Our Docket 19277)	Class 25 — Footwear.	1,395,534 05/14/2008	Not registered	05/11/09 — Assoc. confirmed filing of response to office action.
05/07/09 — Sent certified document to assoc.
04/11/09 — Requested confirmation from assoc.
02/02/09 — Instructed assoc. to amend ID of goods.
02/02/09 — Received instructions to amend ID of goods to “footwear namely, shoes, sneakers, sandals and boots”.
02/01/09 — Advised SKX of office action.
01/29/09 — Received office action.
05/26/08 — Received filing receipt.
05/13/08 — Assoc. confirmed filing of application.
05/05/08 — Advised assoc. the use in Canada was by Nunez using the mark as the predecessor-in-title to Skechers.
05/01/08 — Instructed assoc. to file application.
05/01/08 — Received first use date of October 31, 2004.
04/21/08 — Sent 3rd reminder to Phil.
04/11/08 — Sent 2nd reminder to Phil.
04/05/08 — Sent 1st reminder to Phil.
04/01/08 — Sent to SKX. Requesting first-use date in Canada
03/31/08 — Received instructions from Phil to initiate U.S. and foreign filing program.

Canada	Class 25 —	1,402,141	Not registered	CERTIFIED COPY OF U.S. REGISTRATION DUE 11/20/2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 19464)	Apparel.	07/04/2008	04/14/09 — Received filing receipt for partial response to office action. Also received six month extension to submit certified document: November 20, 2009.
04/11/09 — Requested confirmation from assoc.
01/31/09 — Instructed assoc. to respond to office action and request an extension of time to submit certified copy.
01/29/09 — Received office action.
07/09/08 — Received filing receipt.
07/04/08 — Assoc. confirmed filing of application for apparel.
07/02/08 — Instructed assoc. to file application.
07/02/08 — Jim advised the mark has not been used in Canada.
06/25/08 — Requested first use dates in Canada.

Chile (Our Docket 19278)	Class 25 — Footwear.	Not filed	Not registered	12/31/08 — Requested status of application.
10/24/08 — Assoc. confirmed that an investigation is in effect and will revert soon.
08/04/08 — Instructed assoc. to conduct an investigation re Luis Francisco Leyton’s trademark application.
07/02/08 — Instructed assoc. to file application for footwear and apparel claiming priority for apparel only.
07/02/08 — Assoc. confirmed that it is possible to include footwear and apparel in the same application and claim priority based on the 925 U.S. application for apparel.
07/01/08 — SKX confirms Ernie Nunez does not know Luis Francisco Javier Leyton.
06/21/08 — Sent reminder to SKX.
04/08/08 — Advised SKX that the mark PUNKROSE was registered by Luis Francisco Javier Leyton on January 17, 2008.
04/05/08 — Instructed assoc. to file application.

Chile (Our Docket 19465)	Class 25 — Apparel.	827414 07/03/2008	Not registered	Opposition Period Ends 06/16/2009
05/04/09 — Received notice of publication.
03/26/09 — Instructed assoc. to hold off contacting Mr. Leyton.
03/26/09 — Received instructions to hold off contacting Mr. Leyton.
03/20/09 — Received amended proposal to offer to purchase Mr. Leyton’s trademark.
03/12/09 — Instructed assoc. to offer to purchase Mr. Leyton’s trademark.
02/20/09 — Negotiated settlement offer to SKX.
02/16/09 — Instructed assoc. to proceed as proposed with investigation of Mr. Leyton.
02/16/09 — T/C with Jim re cancellation.
02/14/09 — Advised SKX of assoc. proposal for cancellation.
02/11/09 — Received proposition for filing cancellation from

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
assoc.
02/03/09 — Instructed assoc. to file cancellation.
01/31/09 — Received instructions from SKX to file cancellation and new trademark application.
01/28/09 — Assoc. proposes filing a cancellation and new trademark application.
01/20/09 — Instructed assoc. to respond to office action on the ground that the adverse party registered it’s mark in bad faith.
01/20/09 — Advised SKX of office action.
01/20/09 — Received office action.
12/31/08 — Requested status of application.
Opposition Period Ends 11/28/2008
10/16/08 — Received notice of publication.
08/20/08 — Assoc. will report after investigating Mr. Leyton’s business.
08/14/08 — Sent reminder to assoc.
08/05/08 — Assoc. confirmed submission of certified copy.
08/04/08 — Instructed assoc. to conduct an investigation re Luis Francisco Leyton’s trademark application.
07/30/08 — Assoc. confirmed receipt of certified copy.
07/25/08 — Sent certified copy to assoc.
07/02/08 — Instructed assoc. to file application for footwear and apparel; claiming priority for apparel only.
06/27/08 — Assoc. confirmed instructions.
06/26/08 — Instructed assoc. to file application.

Chile PUNKROSE (Stylized Script) (Our Docket 20067)	Class 25 — Footwear and apparel.	854062 02/06/2009	Not registered	02/18/09 — Received filing receipt from assoc.
02/04/09 — Assoc. confirmed instructions.
02/03/09 — Instructed assoc. to file application.
01/31/09 — Received instructions to file trademark application.

China (Our Docket 19279)	Class 25 — Footwear.	301087902 04/08/2008	Not registered	10/12/08 — Req. status of application together with translation of goods.
07/08/08 — Req. status of application from assoc.
07/07/08 — Received files from Adrienne White.
07/03/08 — Sent reminder to request files.
06/24/08 — Req. files from Ernie Nunez’s former counsel, Adrienne White of WRB-IP LLP.
05/22/08 — Received filing receipt.
04/08/08 — Received filing receipt from assoc.
04/07/08 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
China Madrid Protocol (Our Docket 19481)	Class 25 — Apparel	A0013034 07/07/2008	Pending reg... 979004 07/07/2008	Opposition Period Ends 02/28/2009 11/10/08 — Received Certificate of Registration from WIPO. 07/07/08 — Filed application with PTO.

China (Our Docket 19558)	Class 25 — Shoes for women.	200861071 11/24/2008	6683679 n/a	11/24/08 — Assoc. confirmed filing of assignment.
11/18/08 — Sent signed assignment to SKX.
11/12/08 — Received signed assignment.
11/06/08 — Sent reminder to SKX.
10/13/08 — Instructed SKX to have Assignment signed by Ernie.
10/13/08 — Received filing particulars as filed by Ernie Nunez’s prior counsel.
09/25/08 — Sent reminder to SKX.
09/23/08 — T/C with Jim requesting signed Assignment.
07/29/08 — Sent Assignment to SKX for signature of Ernie and David Weinberg.
07/29/08 — Assoc. advised the China application must be assigned to SKX.
07/27/08 — Instructed assoc. to check status.
07/07/08 — Received correspondence from Adrienne White, former counsel for Ernie Nunez.

Colombia (Our Docket 19280)	Class 25 — Footwear.	08035207 04/08/2008	364432 10/30/2008	REGISTRATION RENEWAL DUE 01/13/09 — Sent registration to SKX.

Colombia (Our Docket 19466)	Class 25 — Apparel.	08066457 06/27/2008	Not registered	Opposition Period Ends 03/27/2009
03/17/09 — Received notice of publication.
08/27/08 — Assoc. confirmed receipt of certified copy.
08/22/08 — Sent certified copy to assoc.
07/11/08 — Received filing receipt.
06/27/08 — Received filing receipt.
06/26/08 — Instructed assoc. to file application.

Croatia (Our Docket 19281)	Class 25 — Footwear.	Z20080725 04/10/2008	Z20080725 03/05/2009	REGISTRATION RENEWAL DUE 04/10/2018

Croatia Madrid Protocol (Our Docket 19482)	Class 25 — Apparel.	A0013034 07/07/2008	Pending reg... 979004 07/07/2008	Opposition Period Ends 03/01/2009 11/10/08 — Received Certificate of Registration from WIPO. 07/07/08 — Filed application with PTO.

CTM (Our Docket 19282)	Class 25 — Clothing, footwear, headgear, particularly	006727821 n/a	6727821 12/12/2008	REGISTRATION RENEWAL DUE 03/02/2018 02/03/09 — Sent registration certificate to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
women’s shoes.

CTM DESIGN (Lightning Bolt) (Our Docket 19407)	Class 25 — Footwear, shoes.	006956007 06/03/2008	6956007 11/21/2008	REGISTRATION RENEWAL DUE 06/03/2018 01/26/09 — Sent registration certificate to SKX.

CTM Madrid Protocol (Our Docket 19442)	Class 25 — Apparel	A0013034 07/07/2008	Pending reg... 979004 07/07/2008	11/10/08 — Received Certificate of Registration. 07/07/08 — Filed application with PTO.

CTM DESIGN (Punkrose Bolt) (Our Docket 19448)	Class 25 — Footwear and apparel.	7018104 06/26/2008	7018104 01/08/2009	REGISTRATION RENEWAL DUE 06/26/2018 02/25/09 — Sent registration certificate to SKX.

CTM PUNKROSE (Our Docket 19860)	Class 03 — Cologne; eaux de toilette; fragrances; perfumes.	007448905 12/09/2008	Not registered	Opposition Period Ends 05/20/2009
05/13/09 — SKX agrees to M. Kappus’ counterproposal.
05/12/09 — Assoc. does not comply with Skechers’ proposal.
05/06/09 — Sent proposal to assoc. Received counterproposal.
03/27/09 — Received office action based on prior mark PINK ROSE by M. Kappus GmbH & Co. of Germany. Assoc. recommends proposing settlement.
01/23/09 — Assoc. confirmed receipt of certified document.
01/21/09 — Sent certified document to assoc.
01/07/09 — Ordered certified document.
12/12/08 — Received filing particulars.
12/08/08 — Instructed assoc. to file application.
11/18/08 — Received instructions to file application.

Ecuador (Our Docket 19552)	Class 25 — Footwear and apparel	202690 07/29/2008	460-09 12/03/2018	REGISTRATION RENEWAL DUE 12/03/2018 02/25/09 — Sent registration certificate to SKX.

Hong Kong	Class 25 — Footwear.	301087902 04/08/2008	301087902 04/08/2008	Compulsory Use by 04/06/2011 REGISTRATION RENEWAL DUE 04/06/2018

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 19283)				10/23/08 — Sent registration certificate to SKX.

Hong Kong (Our Docket 19467)	Class 25 — Apparel.	301149075 06/27/2008	301149075 06/27/2008	REGISTRATION RENEWAL DUE 06/25/2018 12/30/08 — Sent registration certificate to SKX.

India (Our Docket 19284)	Class 25 — Footwear.	1674403 04/09/2008	Not registered	01/21/09 — Assoc. confirmed the trademark will be published. 07/14/08 — Received filing receipt. 04/07/08 — Assoc. confirmed instructions. 04/07/08 — Instructed assoc. to file application.

India (Our Docket 19468)	Class 25 — Apparel	1706709 07/03/2008	Not registered	01/23/09 — Assoc. confirmed filing of response.
01/15/09 — Instructed assoc. to file proposed response.
01/08/09 — Received first draft response from assoc.
12/31/08 — Received office action from assoc.
09/20/08 — Received filing particulars.
08/28/08 — Assoc. confirmed receipt of certified copy and signed POA.
08/22/08 — Sent certified copy together with signed POA to assoc.
07/22/08 — Received signed POA from SKX.
07/16/08 — Received filing receipt.
07/08/08 — Sent amended POA to SKX.
07/07/08 — SKX requests editing the POA.
07/03/08 — Sent POA to SKX for signature.
06/30/08 — Assoc. confirmed instructions to file application.
06/26/08 — Instructed assoc. to file application.

Israel (Our Docket 19285)	Class 25 — Footwear.	210341 04/08/2008	Not registered	05/06/08 — Received filing receipt. 04/08/08 — Assoc. confirmed filing of application. 04/07/08 — Instructed assoc. to file application.

Israel (Our Docket 19469)	Class 25 — Apparel.	Not filed	Not registered	09/03/08 — Assoc. confirmed receipt of certified copy. 08/22/08 — Sent certified copy to assoc. 07/02/08 — Assoc. confirmed filing of application. 06/26/08 — Instructed assoc. to file application.

Japan (Our Docket 19286)	Class 25 — Footwear.	271092008 04/08/2008	5180603 11/14/2008	Opposition Period Expires 02/16/2009
Compulsory Use By 11/11/2011
REGISTRATION RENEWAL DUE 11/14/2018
12/30/08 — Received Notice of Publication.
12/17/08 — Sent registration certificate to SKX.

Class 25 — Footwear.

Japan Madrid Protocol (Our Docket 19483)	Class 25 — Apparel.	A0013034 07/07/2008	Pending reg... 979004 07/07/2008	11/10/08 — Received Certificate of Registration from WIPO. 07/07/08 — Filed application with PTO.

Korea	Class 25 —	2007-0055487	0727063	REGISTRATION RENEWAL DUE 10/31/2017

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 19287)	Footwear.	10/27/2007	10/31/2007	03/24/09 — Sent registration certificate to SKX.
03/23/09 — Received notice of recordation of assignment of trademark registration.

Class 25 — Leather shoes, rubber shoes, galoshes, golf shoes, shoe soles, wooden shoes, anglers’ shoes, basketball shoes, shoes, heelpieces for boots and shoes, mountaineering boots, rugby shoes, lace boots, bath sandals, bath slippers, half- boots, winter boots, boxing shoes, boots, vinyl shoes, beach shoes, sandals, ski boots, slippers, inner soles, soles for footwear, footwear uppers, heelpieces for boots and shoes, non-slipping devices for boots and shoes, tips for footwear, fittings of metal for shoes and boots, training shoes, baseball shoes, esparto shoes or sandals, overshoes, rain boots, footwear for track and field athletics, work shoes and boots, long boots, straw sandals, gymnastic shoes, football shoes, lace boots, hockey shoes, and handball shoes.

Korea (Our Docket 19844)	Class 18 Class 25	2007-0055487 10/27/2007	0754703 07/23/2008	REGISTRATION RENEWAL DUE 07/23/2018
03/24/09 — Sent registration certificate to SKX.
03/23/09 — Received notice of recordation of assignment of trademark registration.

Class 18 — Toll bags of leather (empty), leather an imitation leather bags briefcases (leather Goods), shopping bags made of skin, leather shoulder belts, leather traveling bags, traveling cases of leather, key cases (leatherware), leather purses, leather handbags, chain mesh purses, Gladstone bags, diaper bags, small bags for men, handbags for men, multi-purpose purses, overnight cases, duffel bags, schoolchildren’s backpacks, business card cases, wheeled shopping bags, backpacks, bandoliers, belt bags, boston bags, beach bags, briefcases, attache cases, small clutch purses, valises, shopping bags, suit cases, handle for suit cases, bags for ports, back frames for carrying children, duffel bags for travel, trunks for ravel, small backpacks, flexible bags for garments, small purses, folding briefcases, card cases (notecases), pocket wallets, hiking bags, school satchels, handbags, hipsack, hand frames, school packs, golf umbrellas, rainproof parasols, umbrellas for children, umbrella or parasol ribs, frames for umbrella or parasols, umbrella handles, umbrella covers, paper umbrellas, parasols, and leather bands.

Class 25 — Kumdo suits (Korean fencing suits), cyclists’ clothing, wet suits for water-skiing, jump suits for sports,

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
anoraks for exercises, breeches for wear, riding dress, riding coasts, ice hockey suits, baseball suits, aerobics suits, judo suits, clothing for gymnastics, football suits, taekwondo suits, tennis suits, fencing suits, handball suits, masquerade costumes, leather clothing, leather suits, leather trousers, leather pants, gowns for nurses, golf trousers, golf suits, golf jumpers, golf skirts, school uniforms, great coats, ready-made clothes, angler suits, angler trousers, angler jackets, denim coats, dust coats, dresses, dress suits, mountaineering trousers, liveries, mantles, textile coats, woolen jackets, dancing suits, wind jackets, wind vests, shorts, half coasts, ballet suits, winter trousers, water proof jackets, winter clothes, winter jackets, skate wear, skateboard wear, skateboard trousers, ski wear, ski trousers, sports overcoats, sports jackets, men’s suits, anoraks not for exercises, children’s clothing fisherman’s jackets, trousers, women’s ceremonial dresses, overall, overcoats over trousers, paper clothes, jackets, jumpers, uniforms for working, overall for working, tuxedo, topcoats, for jackets, tennis shorts, coasts, pants twinsets, pelisses, frocks, leather dresses, collars attached to the top border of a Korean coat, Korean topcoats clothes, women’s waistcoats (Korean clothes), Korean-style coat or jacket (Korean clothes), trousers (Korean clothes), underwears (Korean clothes), skirts (Korean clothes), girdles, golf shirts, golf vests, night gowns, angle vests, men’s swim suits, alohas shirts, negligees, basketball clothing, dress shirts, climbing vests, sweat suits, sweat underwear, wrestling suits, leotards, marathon suits, mantillas, hosiery, bath robes, boxer shorts, short-sleeved shirts, volleyball suits, baby doll pajamas, bodies, brassieres, blouses, beachwear, shower cap, shirts, shirt fronts, underwear, drawers, undershirts, underskirts, under pants, bathing caps, bathing suits, bathing drawers, chemisettes, shirts for suit, sweaters, sweat shirts, sweat pants, cardigans, clothing for gymnastics, short-sleeved sport shirts, camisoles, cuffs, collar cuffs, corsets, corselets, picket shirts, pullover, polo shirts, panty stocking, panties, pajamas, pareus, tricot pajamas, leather caps, golf hats, Korean traditional hats, nightcap, knitted caps, sun visors, cap frames, miter, berets, baseball caps, woolly hats, children’s headwear, paper hats, turbans, caps with visors, top hats and skull caps.

Malaysia (Our Docket 19288)	Class 25 — Footwear.	08006973 04/10/2008	Not registered	06/20/08 — Received filing receipt. 05/05/08 — Assoc. confirmed receipt of signed declaration. 04/27/08 — Assoc. confirmed receipt. 04/26/08 — Sent signed statutory declaration to assoc.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
09/23/08 — T/C Jim requesting invoice prior to 09/13/2006.
08/27/08 — Requested agreements and invoices dating prior to the filing of the application in New Zealand, namely,
September 21, 2005.
08/26/08 — Received invoices of sales from Nunez to Wild Pair (Donovan).
08/11/08 — Requested agreements and sales invoices between Nunez and Donovan.
08/10/08 — Assoc. advised the email correspondence will help, however, she requested more information regarding the earlier relationship between Nunez and Donovan.
08/07/08 — Sent email correspondence between Ernie and Donovan to NZ associate, Emily.
08/04/08 — Advised SKX of Mr. Donovan’s proposal.
08/03/08 — Assoc. advised Mr. Donovan is no longer interested in transferring the mark and may sell it at the right price.
07/20/08 — Received status from assoc.
06/27/08 — Received Deed of Assignment for signature from assoc.
06/25/08 — Assoc. confirmed instructions.
06/25/08 — Instructed assoc. to use SKX’s address.
06/25/08 — Phil instructs to use SKX’s address.
06/24/08 — Req. mailing address of Nunez to use for assignment.
06/19/08 — Assoc. confirmed instructions to req. transfer of rights to Ernie from Wild Pair.
06/12/08 — Instructed assoc. to have Wild Pair assign the registration to Ernie Nunez.
05/14/08 — Assoc. advised of prior mark by Wild Pair Ltd.
04/08/08 — Received filing receipt.
04/07/08 — Assoc. confirmed instructions.

New Zealand (Our Docket 19472)	Class 25 — Apparel.	791891 06/27/2008 Priority Date 06/23/2008	Not registered	05/07/09 — Assoc. confirmed submission of Assignment.
05/04/09 — Assoc. confirmed receipt of countersigned Deed of Assignment from SKX.
04/21/09 — Assoc. confirmed sending of original Deed of Assignment to SKX.
03/27/09 — Received filing receipt of application for Revocation.
03/16/09 — Assoc. confirmed sending assignment to Donovan.
02/25/09 — Received draft Revocation and Invalidity.
02/12/09 — Received instructions to file invalidity proceeding.
02/10/09 — Received proposed strategy from assoc.
01/18/09 — Sent status of application to SKX.
12/14/08 — Sent reminder to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
11/14/08 — Sent reminder to SKX.
09/23/08 — T/C Jim requesting invoice prior to 09/13/2006.
08/27/08 — Requested agreements and invoices dating prior to the filing of the application in New Zealand, namely,
September 21, 2005.
08/27/08 — Requested invoices submitted by Nunez to Wild Pair between September 21, 2005 through September 13, 2006.
08/26/08 — Received sales history from SKX.
08/11/08 — Assoc. advised the application is on hold due to the pendancy of trademark application PUNKROSE of Wild Pair.
07/08/08 — Received filing receipt from assoc.
06/26/08 — Instructed assoc. to file application.

Panama (Our Docket 19291)	Class 25 — Footwear.	170244 04/09/2008	170244 04/09/2008	REGISTRATION RENEWAL DUE 04/09/2018 02/17/09 -Sent registration certificate to SKX.

Panama (Our Docket 19473)	Class 25 — Clothing, footwear, headgear, apparel, namely tops, shirts, blouses, t- shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties,	172273 06/27/2008	172273 06/27/2008	REGISTRATION RENEWAL DUE 06/27/2018 04/10/09 — Sent registration certificate to client.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
socks, belts, gloves, scarves and wristbands.

Peru (Our Docket 19553)	Class 25 — Footwear and apparel.	362480 08/06/2008	Not registered	12/01/08 — Assoc. confirmed the certified doc. was filed.
11/27/08 — Assoc. confirmed receipt of certified document. 11/20/08 — Sent certified copy to assoc.
09/22/08 — Received notice to submit certified copy.
08/07/08 — Received filing receipt.
07/24/08 — Assoc. confirmed instructions.
07/22/08 — Instructed assoc. to file application.
07/21/08 — Received instructions to file application.

Philippines (Our Docket 19292)	Class 25 — Footwear, namely shoes, sandals, slippers, boots.	4-2008-004138 04/10/2008	4-2008-004138 08/18/2008	1ST DAU DUE 04/10/2011 2ND DAU DUE 08/18/2014 REGISTRATION RENEWAL DUE 08/18/2018 03/11/09 — Sent registration certificate to SKX.

Philippines (Our Docket 19474)	Class 25 — Apparel.	4-2008-008007 07/04/2008	Not registered	12/02/08 — Received confirmation of filing of certified copy.
11/17/08 — Instructed assoc. to request an extension of time to file the U.S. registration for PUNKROSE.
09/20/08 — Assoc. confirmed filing of certified document.
09/02/08 — Assoc. confirmed receipt of certified copy.
08/22/08 — Sent certified copy of application.
08/05/08 — Received filing particulars.
07/28/08 — Assoc. confirmed receipt of signed POA.
07/23/08 -Sent signed POA to assoc.
07/22/08 — Received signed POA.
07/03/08 — Sent POA to SKX for signature.
06/27/08 — Assoc. confirmed instructions.
06/26/08 — Instructed assoc. to file application.

Russia (Our Docket 19293)	Class 25 — Footwear.	2008713969 05/05/2008	Not registered	05/14/09 — Instructed assoc. to pay registration fee.
05/12/09 — Received notice of acceptance of registration.
07/03/08 — Received filing receipt.
05/14/08 — Received filing receipt.
05/05/08 — Received filing particulars.
05/01/08 — Sent Fax reminder to assoc.
04/07/08 — Instructed assoc. to file application.

Russia Madrid Protocol (Our Docket 19484)	Class 25 — Apparel.	A0013034 07/07/2008	Pending reg... 979004 07/07/2008	Under the Russian trademark system, any mark granted protection may be invalidated within five years after the date of publication, i.e., November 20, 2013.
11/10/08 — Received Certificate of Registration from WIPO.
07/07/08 — Filed application with PTO.

Saudi Arabia (Our Docket 19294)	Class 25 — Clothing, footwear and	129092 04/09/2008	Not registered	09/03/08 — Assoc. advised the identification of goods were amended from “footwear” only to “clothing, footwear and headgear”, allowing the latter application, docket 19475,

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
headgear.	PUNKROSE for apparel, to be discontinued.
06/18/08 — Assoc. confirmed the application will be published.
06/08/08 — Received filing particulars.
06/08/08 — T/C with assoc.
05/14/08 — Sent Fed Ex to assoc.
05/01/08 — Sent Fax reminder to assoc.
04/07/08 — Instructed assoc. to file application.

Saudi Arabia (Our Docket 19475)	Class 25 — Apparel.	134794 08/30/2008	Not registered	FILE CLOSED PER AMENDMENT
09/03/08 — Assoc. advised the identification of goods of footwear in the initial application, docket 19294 has been amended to “clothing footwear and headgear”, allowing the latter application, docket 19475 (for apparel), to become discontinued.
06/26/08 — Instructed assoc. to file application.

South Africa (Our Docket 19295)	Class 25 — Footwear.	2008/14877 06/30/2008	Not registered	07/21/08 — Received filing receipt. 04/09/08 — Assoc. confirmed instructions. 04/07/08 — Instructed assoc. to file application.

South Africa (Our Docket 19476)	Class 25 — Apparel.	2008/14877 06/30/2008	Not registered	Opposition Period Ends 07/29/2009
05/18/09 — Assoc. projects the issuance of acceptance in about 7 months.
05/13/09 — Authorized assoc. to cite prior registration.
05/12/09 — Received notice to cite prior PUNKROSE registration.
03/20/09 — Received notice of publication. If no opposition is filed, it will take up to 13 months to issue registration certificate.
08/01/08 — Assoc. confirmed receipt of certified copy.
07/25/08 — Sent certified copy of application.
06/30/08 — Assoc. confirmed filing of application.
06/26/08 — Instructed assoc. to file application.

Taiwan (Our Docket 19296)	Class 25 — Footwear.	97016312 04/10/2008	01339981 12/01/2008	REGISTRATION RENEWAL DUE 11/29/2018 12/17/08 — Sent registration certificate to SKX.

Taiwan (Our Docket 19477)	Class 25 — Tops, shirts, blouses, t- shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats,	97030463 06/27/2008	01350282 02/16/2009	REGISTRATION RENEWAL DUE 02/14/2019 03/16/09 — Sent registration certificate to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.

Thailand (Our Docket 19297)	Class 25 — Footwear.	692262 04/09/2008	Not registered	04/24/09 — Assoc. confirmed filing of amendment of id of goods.
04/21/09 — Approved amendment.
04/20/09 — Received notification of amendment of id of goods from “leather shoes” to “shoes made of leather for men” and “shoes made of leather for women”.
03/03/09 — Assoc. confirmed instructions.
03/02/09 — Instructed assoc. to amend id of goods as proposed.
03/02/09 — Received office action.
04/11/08 — Received filing receipt.
04/08/08 — Assoc. confirmed instructions.
04/07/08 — Instructed assoc. to file application.

Thailand (Our Docket 19478)	Class 25 — Apparel.	700961 07/04/2008	Not registered	03/16/09 — Assoc. confirmed the ruling on the appeal will be 12 months from the date of filing, i.e. January 8, 2010.
02/12/09 — Received translation of the appeal.
01/30/09 — Assoc. confirmed preparing translation of response.
01/16/09 — Assoc. confirmed filing of response.
01/06/09 — Assoc. confirmed instructions.
01/05/09 — Instructed assoc. to file response.
12/11/08 — Application rejected on ground of likelihood of
confusion.
09/22/08 — Assoc. confirmed filing of certified copy and signed declaration.
08/04/08 — Assoc. confirmed receipt of certified copy and signed declaration.
07/25/08 — Sent certified copy together with signed Declaration to assoc.
07/24/08 — Received signed Declaration SKX.
07/21/08 — Received filing receipt.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
07/18/08 — Sent Declaration to SKX. 07/02/08 — Assoc. confirmed instructions. 06/26/08 — Instructed assoc. to file application.

Turkey (Our Docket 19298)	Class 25 — Footwear.	2008/19849 04/04/2008	Not registered	Opposition Period Ends 01/13/2009
10/20/08 — Received notice of publication.
05/13/08 — Received filing particulars.
04/10/08 — Assoc. confirmed filing of application.
04/07/08 — Instructed assoc. to file application.

Turkey Madrid Protocol (Our Docket 19485)	Class 25 — Apparel.	A0013034 07/07/2008	Pending reg... 979004 07/07/2008	Opposition Period Ends 04/12/2009 11/10/08 — Received Certificate of Registration from WIPO. 07/07/08 — Filed application with PTO.

United Arab Emirates (Our Docket 19299)	Class 25 — Footwear.	110715 04/13/2008	Not registered	08/17/08 — Received filing particulars.
08/14/08 — Req. confirmation of filing.
06/08/08 — T/C with assoc. to confirm filing of application.
05/14/08 — Sent Fed Ex to assoc.
05/01/08 — Sent Fax reminder to assoc.
04/07/08 — Instructed assoc. to file application.

United Arab Emirates (Our Docket 19479)	Class 25 — Apparel	118565 08/27/2008	Not registered	12/03/08 — Assoc. confirmed receipt of certified copy but noted will not be filed on a priority basis.
11/17/08 — Sent certified copy to assoc.
10/07/08 — Received reminder to file certified copy.
08/31/08 — Received filing particulars.
08/26/08 — Assoc. confirmed instructions.
06/26/08 — Instructed assoc. to file application.

Venezuela (Our Docket 19300)	Class 25 — Footwear.	69442008 04/14/2008	Not registered	03/16/09 — Received notice of grant of application to registration.
10/08/08 — Assoc. confirmed publication of application for opposition.
07/10/08 — Received filing particulars.
04/08/08 — Assoc. confirmed instructions.
04/07/08 — Instructed assoc. to file application.

Venezuela (Our Docket 19480)	Class 25 — Apparel.	14485-2008 07/28/2008	Not registered	05/25/09 — Assoc. confirmed instructions to pay issuance fee.
Opposition Period Ends 04/24/2009
02/18/09 — Received notice of publication.
12/15/08 — Assoc. confirmed instructions.
12/13/08 — Instructed assoc. to publish application.
12/02/08 — Received application for publication.
10/01/08 — Received brief as filed and confirmation of filing of certified copy.
08/27/08 — Assoc. confirmed filing of application.
08/06/08 — Assoc. confirmed receipt of certified copy.
07/25/08 — Sent certified copy to assoc.
06/27/08 — Assoc. confirmed instructions.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
06/26/08 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
S Design (Performance S with Borders)
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States (Our Docket 17105)	Class 25 –Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	78/827,361 03/02/2006	3,424,421 05/06/2008	DOU DUE 05/06/2014 RENEWAL DUE 05/06/2018 05/12/08 — Sent registration certificate to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States (Our Docket 17106)	Class 25 -Footwear	78/827,479 03/02/2006	3,158,807 10/17/2006	DOU DUE 10/17/2012 RENEWAL DUE 10/17/2016 10/24/2006 -Sent original certificate to SKX.

United States (Our Docket 19909)	Class 09 -Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	77/621,968 11/25/2008	Not registered	FOREIGN FILING DUE 05/29/2009
03/03/09 — Published for opposition.
02/17/09 — Received Notice of Publication.
11/25/08 — Filed application with PTO
11/24/08 — Received instructions to file trademark application.

United States (Our Docket 19971)	Class 25 -Clothing, namely, uniforms, tops, vests, pants, dresses, skirts, jackets, lab coats, headwear and non-surgical scrubs worn by nurses and other medical and health care professionals.	77/651,608 01/16/2009	Not registered	FOREIGN FILING DUE 07/16/2009
05/26/09 — Notice of Publication.
05/01/09 — Received Examiner’s Amendment
05/01/09 — T/C with Examiner.
03/19/09 — Filed response to office action.
03/04/09 — Received office action.
01/16/09 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia Madrid Protocol (Our Docket 18989)	Class 25 -Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	A0011139 01/25/2008	955117 01/25/2008	REGISTRATION RENEWAL DUE 01/25/2018
09/29/08 — Received notice of publication of registration.
04/01/08 — Received Certificate of Registration from WIPO.
01/28/08 — Received approval of certification from PTO.
01/25/08 — Filed application with PTO.

Bosnia (Our Docket 19584)	Class 25 -Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants,	BAZ0813200A 08/22/2008	Not registered	10/02/08 — Assoc. confirmed filing of signed POA.
09/22/08 — Assoc. confirmed receipt of signed POA.
09/15/08 — Sent signed POA to assoc.
09/02/08 — Received filing particulars.
08/28/08 — Sent POA to SKX for signature.
08/20/08 — Assoc. confirmed instructions.
08/19/08 — Instructed assoc. to file application.
08/18/08 — SKX instructs to proceed with trademark application in Bosnia.
08/18/08 — Recommended filing a trademark application in Bosnia to strengthen claim in Safran matter.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.

Brazil (Our Docket 17293)	class 25 – Footwear	828206740 03/06/2006	828206740 02/10/2009	REGISTRATION RENEWAL DUE 02/10/2019 05/27/09 — Sent registration certificate to SKX.

Bulgaria (Our Docket 19995)	Class 25 – Footwear and apparel.	Not filed	Not registered	03/04/09 — Sent legalized Certification of Powers and signed POA document to assoc.
02/25/09 — Sent Certification of Powers document to Luis for legalization.
02/20/09 — Sent POA to assoc.
02/20/09 — Received signed POA and new certified document.
02/12/09 — Sent POA to SKX and requested new Certification of Powers document.
02/04/09 — Received draft trademark application for review.
01/29/09 — Assoc. requires new POA and Certification of Powers document.
01/20/09 — Assoc. confirmed instructions.
01/16/09 — Instructed assoc. to file application.

Canada (Our Docket 18981)	Class 25 -Footwear and apparel.	1,379,769 01/18/2008	Not registered	04/17/09 — Received response to office action from assoc.
04/09/09 — Instructed assoc. to amend id of goods.
04/08/09 — SKX agreed to amendment of goods.
02/23/09 — Received office action.
01/13/09 — Assoc. confirmed response to office action.
12/22/08 — Sent certified document to assoc.
11/25/08 — Instructed assoc. to respond as proposed.
11/21/08 — Received office action.
03/31/08 — Received filing receipt.
01/18/08 — Assoc. confirmed filing of application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
01/17/08 — Assoc. confirmed instructions to file a use-based application for footwear (first use date of June 30, 2004) and an a ITU application for apparel.

Canada (Our Docket 19910)	Class 09 -Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	1,420,109 12/01/2008	Not registered	12/05/08 — Received filing receipt. 11/26/08 — Assoc. confirmed instructions. 11/25/08 — Instructed assoc. to file application. 11/24/08 — Received instructions to file application.

Chile (Our Docket 18982)	Class 25 -Footwear and apparel	803669 01/18/2008	Not registered	04/24/09 — Assoc. confirmed filing of written defense.
WRITTEN DEFENSE DUE 04/27/2009
04/07/09 — Received draft written defense from assoc.
04/01/09 — Received notice of two oppositions filed against SKX’s mark.
04/10/08 — Received notice of publication.
02/13/08 — Received filing receipt.
01/23/08 — Received filing particulars from assoc.
01/16/08 — Instructed assoc. to file application.

China (Our Docket 17108)	Class 25 -Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [headwear]; scarves; bathing suits; waterproof clothing.	5780577 12/12/2006	Not registered	04/22/09 — Application is still pending.
04/21/09 — Req. status.
06/14/2007 — Received official filing receipt from assoc.
01/03/2007 — Received filing receipt from assoc.
12/13/2006 — Assoc. confirming filing of application.
12/11/2006 — Instructed assoc. to file an application to register the mark.
02/21/2006 — Received drawing to use from SKX.
02/20/2006 — Received 3 different versions of version #1 drawings from Joe Santos.
02/20/2006 — T/C with Joe Santos; create 3 different versions of version #1.
02/20/2006 — T/C with Jim; first use date and interstate commerce date are the same.
02/17/2006 — Sent request to SKX re 8 versions of drawings.
02/17/2006 — Received 8 versions from Joe Santos.
02/16/2006 — Received drawing from Joe Santos.
02/14/2006 — Fax to Joe Santos to prepare drawing for the mark.
02/14/2006 — Received logo used for the mark from SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
02/14/2006 — T/C with Jim requested we open a docket for the mark.

China (Our Docket 19440)	Class 14 -	6766973 06/05/2008	Not registered	08/06/08 — Received filing receipt. 06/06/08 — Assoc. confirmed receipt of filing application. 06/04/08 — Instructed assoc. to file application.

China (Our Docket 19576)	Class 18 -	6891866 08/11/2008	Not registered	10/09/08 — Received filing particulars. 08/12/08 — Received filing notice from assoc. 08/10/08 — Instructed assoc. to file application. 08/06/08 — Received instructions to open file.

China (Our Docket 19935)	Class 09 -	7115667 12/16/2008	Not registered	CERTIFIED COPY DUE 03/15/2009
03/30/09 — Received filing receipt.
02/04/09 — Sent certified document to assoc.
12/16/08 — Assoc. confirmed filing of application.
12/14/08 — Instructed assoc. file application.
12/11/08 — Received instructions to file application in Class 09.

Colombia (Our Docket 18983)	Class 25 -Footwear and apparel.	08004043 01/17/2008	Not registered	03/23/09 — Assoc. confirmed an appeal was filed and is pending for decision.
02/17/09 — The application will be sent for second examination.
01/08/09 — Assoc. confirmed the opposition filed by the adverse party concluded in favor of SKX.
10/07/08 — Received brief as filed by the assoc.
09/15/08 — Assoc. confirmed instructions to file oppositions.
09/12/08 — Received instructions from SKX to respond to oppositions.
09/12/08 — Requested extension to file opposition.
09/10/08 — Received Notice of Opposition.
04/28/08 — Received notice of publication.
02/04/08 — Received filing receipt from assoc.
01/16/08 — Instructed assoc. to file application.

Croatia Madrid Protocol (Our Docket 18990)	Class 25 - Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants,	A0011139 01/25/2008	955117 01/25/2008	REGISTRATION RENEWAL DUE 01/25/2018 04/01/08 — Received Certificate of Registration from WPO. 01/28/08 — Received approval of certification from PTO. 01/25/08 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands

CTM (Our Docket 17107)	Class 25 - Footwear and apparel	005546981 12/12/2006	5546981 12/12/2006	RENEWAL DUE 12/11/2016 12/31/07 — Sent registration certificate to SKX.

CTM (Our Docket 19911)	Class 09 - Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.	7421688 11/26/2008	Not registered	03/03/09 — Assoc. confirmed submission of certified document.
01/06/09 — Sent certified copy to assoc.
11/27/08 — Received filing particulars.
11/25/08 — Instructed assoc. to file application.
11/24/08 — Received instructions to file application.

Egypt (Our Docket 19046)	Class 25 - Footwear and apparel.	211751 01/24/2008	Not registered	05/11/09 — German assoc. cannot obtain legalization.
05/11/09 — Instructed German assoc. to obtain legalization.
04/30/09 — Instructed Egypt assoc. to have certified CTM registration to be legalized.
04/14/09 — The application will be viewed by the Committee of Appeals. Assoc. will inform of status.
03/17/09 — Assoc. confirmed order of CTM registration.
03/16/09 — Ordered certified copy of CTM registration from Monika.
03/16/09 — Assoc. confirmed filing of appeal.
03/13/09 — Sent copies of international registrations of Performance S designs.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
03/12/09 — Received draft appeal.
03/10/09 — Received instructions to prepare brief.
03/04/09 — Received office action.
03/07/08 — Assoc. confirmed filing of POA and certificate of incorporation.
02/25/08 — Assoc. confirmed receipt of legalized documents.
02/21/08 — Sent to assoc. the legalized POA and Certificate of Incorporation to assoc.
02/06/08 — Sent notarized POA to Parasec and requested articles of incorporation.
01/29/08 — Sent POA to SKX.
01/24/08 — Assoc. requires a legalized POA and certificate of incorporation.
01/23/08 — Instructed assoc. to file application.

Egypt SKECHERS and S Design (Performance S with Borders)	Class 25 -Footwear and apparel.	228592 03/12/2009	Not registered	03/14/09 — Received filing receipt. 03/12/09 — Assoc. confirmed instructions. 03/11/09 — Instructed assoc. to file application.

(Our Docket 20203)

Ecuador (Our Docket 19045)	Class 25 -Footwear and apparel.	194554 01/29/2008	4558-08 05/14/2008	Compulsory Use by 05/13/2011 REGISTRATION RENEWAL DUE 05/13/2018 08/28/08 — Sent registration certificate to SKX.

Hong Kong (Our Docket 18984)	Class 25 -Footwear and apparel	301033631 01/17/2008	301033631 01/17/2008	REGISTRATION RENEWAL DUE 01/15/2018 07/14/08 — Sent original registration certificate to SKX.

India (Our Docket 18985)	Class 25 -Footwear and apparel.	1648581 01/31/2008	Not registered	05/21/09 — Sent signed and notarized Affidavit of Use to assoc.
05/11/09 — Received draft Affidavit of Use.
RESPONSE TO OFFICE ACTION 04/30/2009
04/22/09 — Assoc. confirmed filing of detailed response.
03/05/09 — Instructed assoc. to file a detailed response.
02/27/09 — Received office action.
01/12/09 — Assoc. confirmed there is a 10-15 month backlog at the India Trademark Office.
12/17/08 — Req. status of trademark application.
07/10/08 — Sent copies of S Design registrations for U.S. and CTM together with specimens.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
05/26/08 — Received filing particulars.
03/25/08 — Sent POA to assoc.
03/13/08 — Received filing receipt from assoc.
02/22/08 — Sent POA to SKX for signature.
01/21/08 — Assoc. confirmed instructions to file application.
01/16/08 — Instructed assoc. to file application.

India	Class 25 -Footwear and apparel.	T22869 05/08/2009	Not registered	05/11/09 — Received filing receipt. 05/06/09 — Instructed assoc. to file application.

(Our Docket 20317)

Indonesia (Our Docket 19047)	Class 25 -Footwear and apparel.	D00.2008.005003 02/13/2008	Not registered	03/11/08 — Received filing receipt from assoc. 02/12/08 — Assoc. confirmed receipt of signed POA and assignment.
02/06/08 — Sent signed POA and statement to assoc.
01/28/08 — Sent POA and statement to SKX.
01/23/08 — Instructed assoc. to file application.

Israel (Our Docket 18986)	Class 25 -Footwear and apparel.	207571 01/17/2008	Not registered	Opposition Period Ends 03/31/2009 12/23/08 — Assoc. confirmed the application will be published.
02/25/08 — Received filing particulars.
01/30/08 — Assoc. confirmed filing of application.
01/16/08 — Instructed assoc. to file application.

Japan Madrid Protocol (Our Docket 18991)	Class 25 -Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear,	A0011139 01/25/2008	955117 01/25/2008	Opposition Period Ends 03/15/2009
REGISTRATION RENEWAL DUE 01/25/2018
01/26/09 — Sent registration certificate to SKX.
01/15/09 — Received registration certificate from assoc.
01/05/09 — The International Bureau confirmed receipt of the second part of the individual fee for Japan.
04/01/08 — Received Certificate of Registration from WIPO.
01/28/08 — Received approval of certification from PTO.
01/25/08 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands

Korea Madrid Protocol (Our Docket 18987)	Class 25 - Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	A0011139 01/25/2008	Pending registration 955117 01/25/2008	11/19/08 — Received Notice of Publication from WIPO.
04/01/08 — Received Certificate of Registration from WIPO.
01/28/08 — Received approval of certification from PTO.
01/25/08 — Filed application with PTO.

Kuwait (Our Docket 19048)	Class 25 -Footwear and apparel.	91803 01/28/2008	Not registered	04/11/09 — Received notice the application was unconditionally accepted.
04/27/08 — Assoc. confirmed receipt.
04/21/08 — Sent legalized authorization of agent to assoc.
04/18/08 — Received legalized authorization of agent.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
04/15/08 — Sent legalized U.S. application to assoc.
04/14/08 — Received legalized certified copies of U.S. trademark applications.
04/03/08 — Sent notarized POA for legalization.
04/02/08 — Received notarized POA.
03/25/08 — Sent for legalization.
03/24/08 — Received returned certified copy. Certified copy requires legalization.
02/25/08 — Ordered certified copy.
02/22/08 — Sent POA to SKX for signature.
01/28/08 — Received filing particulars from assoc.
01/23/08 — Instructed assoc. to file application.

Madrid Protocol GENERAL FILE (Our Docket 18988)	Class 25 — Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	A0011139 01/25/2008	Pending registration... 955117 01/25/2008	04/01/08 — Received Certificate of Registration from WIPO. 01/28/08 — Received approval of certification from PTO. 01/25/08 — Filed application with PTO.

Macedonia (Our Docket 19585)	Class 25 — Footwear and apparel;	MK/T12008/1106 08/20/2008	Not registered	03/02/09 — Assoc. confirmed payment of publication and grant fees. Registration will soon follow. 02/27/09 — Assoc. confirmed instructions.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	02/26/09 — Instructed assoc. to pay publication fees.
02/26/09 — Received notice of acceptance from assoc.
09/10/08 — Received filing receipt.
08/19/08 — Instructed assoc. to file application.
08/18/08 — Received instructions to file application in Macedonia.

Malaysia (Our Docket 18994)	Class 25 – Footwear and apparel.	08001123 01/18/2008	Not registered	03/04/09 — Assoc. confirmed filing of response. 02/26/09 — Assoc. confirmed instructions. 02/26/09 — Instructed assoc. to overcome rejection and disclaim the letter “S”.
02/23/09 — SKX instructs to disclaim the letter “S”.
02/20/09 — Instructed assoc. to file response as proposed.
02/18/09 — Received office action.
03/25/08 — Sent notarized statutory declaration to Assoc.
02/22/08 — Sent Declaration to SKX for signature.
02/06/08 — Received filing receipt from assoc.
01/16/08 — Instructed assoc. to file application.

Mexico (Our Docket 18995)	Class 25 – Footwear and apparel.	908406 01/21/2008	1032120 01/21/2008	COMPULSORY USE BY 01/21/2011 REGISTRATION RENEWAL DUE 01/20/2018 07/07/08 — Sent registration certificate to SKX.

Montenegro Madrid Protocol	Class 25 – Footwear and	A0011139 01/25/2008	Pending registration 9555117	REGISTRATION RENEWAL DUE 01/25/2018d 04/01/08 — Received registration particulars.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 19049)	apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands		01/25/2008	01/28/08 — Received approval of certification from PTO. 01/25/08 — Filed application with PTO.

New Zealand (Our Docket 18996)	Class 25 – Clothing, footwear and headgear.	782774 01/16/2008	782774 07/17/2008	REGISTRATION RENEWAL DUE 01/16/2018 01/13/09 — Sent registration certificate to SKX.

Panama (Our Docket 18997)	Class 25 – Footwear and apparel	167908 01/17/2008	167908 01/17/2008	REGISTRATION RENEWAL DUE 01/17/2018 03/11/09 — Sent registration certificate to SKX.

Peru (Our Docket 19044)	Class 25 – Footwear and apparel.	342550 01/29/2008	139783 06/18/2008	Compulsory Use by 06/17/2011 REGISTRATION RENEWAL DUE 06/17/2018

08/05/08 — Sent registration certificate to SKX.

Philippines (Our Docket 18998)	Class 25 – Footwear, namely boots, shoes and slippers; and apparel,	4-2004-000661 01/18/2008	4-2008-000661 09/01/2008	DAU DUE 01/18/2011 (3 rd Year) DAU DUE 09/01/2014 (5th Year) REGISTRATION RENEWAL 09/01/2018 02/20/09 — Sent registration certificate to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
namely tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.

Russia Madrid Protocol (Our Docket 18992)	Class 25 -Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts,	A0011139 01/25/2008	Pending registration... 955117 01/25/2008	04/01/08 — Received Certificate of Registration from WIPO. 01/28/08 — Received approval of certification from PTO. 01/25/08 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands

Saudi Arabia (Our Docket 18999)	Class 25 – Footwear and apparel.	125916 01/19/2008	Not registered	Opposition Period Expires 11/22/2008 08/27/08 — Received Notice of Publication from assoc.
02/21/08 — Received filing particulars from assoc.
01/20/08 — Assoc. confirmed instructions.
01/16/08 — Instructed assoc. to file application.

Serbia Madrid Protocol (Our Docket 19050)	Class 25 – Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	A0011139 01/25/2008	955117 01/25/2008	REGISTRATION RENEWAL DUE 01/25/2018
03/02/09 — Registration process complete.
04/01/08 — Received registration particulars.
01/28/08 — Received approval of certification from PTO.
01/25/08 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Singapore Madrid Protocol (Our Docket 19051)	Class 25 – Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	A0011139 01/25/2008	955117 01/25/2008	REGISTRATION RENEWAL DUE 01/25/2018
Opposition Period Ends 06/18/2008
04/01/08 — Received Certificate of Registration from WIPO.
01/28/08 — Received approval of certification from PTO.
01/25/08 — Filed application with PTO.

South Africa (Our Docket 19000)	Class 25 – Footwear and apparel.	2008/01149 01/17/2008	Not registered	Opposition Period Ends 06/23/2009 02/26/09 — Received notice of publication. 12/04/08 — Assoc. confirmed instructions.
12/01/08 — Instructed assoc. to disclaim the letter “S”.
12/01/08 — Received instructions from SKX to disclaim the
letter “S” to overcome the rejection.
11/26/08 — Received office action.
02/19/08 — Received filing receipt from assoc.
01/17/08 — Assoc. confirmed filing of application.
01/16/08 — Instructed assoc. to file application.

Switzerland Madrid Protocol Madrid Protocol	Class 25 – Footwear and apparel, namely, tops,	A0011139 01/25/2008	Pending registration... 955117 01/25/2008	RESPONSE TO OFFICE ACTION 08/25/2009 05/15/09 — Sent signed POA to assoc. 04/28/09 — Received provisional refusal from WIPO. 04/01/08 — Received Certificate of Registration from WIPO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 19052)	shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands			01/28/08 — Received approval of certification from PTO. 01/25/08 — Filed application with PTO.

Taiwan (Our Docket 19001)	Class 25 – Footwear and apparel	97002464 01/17/2008	Not registered	FILED CLOSED PER EMAIL OF 12/05/2008 12/11/08 — Received confirmation of filing of Express Abandonment.
12/06/08 — Instructed assoc. to file Express Abandonment.

Taiwan SKECHERS and S Design (Performance S with Borders) (Our Docket 19840)	Class 25 – Shoes, sneakers, sandals, slippers and boots; tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets,	97050426 10/31/2008	Not registered	11/21/08 — Received filing particulars.
10/30/08 — Assoc. confirmed instructions.
10/30/08 — Instructed assoc. to amend identification of goods as proposed.
10/30/08 — Assoc. amended the identification of goods as: Shoes, sneakers, sandals, slippers and boots; tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.
10/28/08 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.

Thailand (Our Docket 19002)	Class 25 – Footwear, namely, sport shoes, leather shoes, sneakers, canvas boots, slippers and sandals; and apparel, namely, apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sport jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear,	685823 01/30/2008	TM290915 01/30/2008	REGISTRATION RENEWAL DUE 01/29/2018 05/27/09 — Sent registration certificate to SKX.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.

Turkey Madrid Protocol (Our Docket 18993)	Class 25 – Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands	A0011139 01/25/2008	Pending registration... 955117 01/25/2008	Opposition Period Ends 03/15/2009 04/01/08 — Received Certificate of Registration from WIPO. 01/28/08 — Received approval of certification from PTO. 01/25/08 — Filed application with PTO.

Ukraine Ukraine Madrid Protocol (Our Docket 19053)	Class 25 – Footwear and apparel, namely, tops, shirts, blouses,	A0011139 01/25/2008	Pending registration... 955117 01/25/2008	01/28/08 — Received approval of certification from PTO. 04/01/08 — Received Certificate of Registration from WIPO. 01/25/08 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands

United Arab Emirates (Our Docket 19003)	Class 25 — Footwear and apparel.	105612 01/21/2008	Not registered	05/27/09 — Notice of Publication. 01/24/08 — Received filing particulars from assoc. 01/16/08 — Instructed assoc. to file application.

Venezuela (Our Docket 19004)	Class 25 — Footwear and apparel.	9792008 01/23/2008	Not registered	10/27/08 — Assoc. confirmed filing of response. 09/26/08 — Sent schedule of registrations. 09/25/08 — Assoc. confirmed instructions and requested schedule of S Design (Performance S) registrations.
09/23/08 — Instructed assoc. to file strong opposition.
09/22/08 — Opposition filed against SKX by Mohamad Yassin Mohamad.
08/11/08 — Received notice of publication from assoc.
03/04/08 — Received filing receipt from assoc.
01/16/08 — Assoc. confirmed instructions.
01/16/08 — Instructed assoc. to file application.

Vietnam Madrid Protocol (Our Docket 19054)	Class 25 — Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat	A0011139 01/25/2008	Pending registration... 955117 01/25/2008	04/01/08 — Received Certificate of Registration from WIPO. 01/28/08 — Received approval of certification from PTO. 01/25/08 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
DESIGN (Sport Stripe)
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States DESIGN (Sport Stripe) (Our Docket 19685)	Class 25 - Footwear and apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.	77/587,709 10/07/2008	Not registered	FOREIGN FILING DUE 04/07/2009
03/10/09 — Received Notice of Publication.
02/06/09 — Received Examiner’s amendment.
01/26/09 — Filed a response to office action.
01/09/09 — Received office action.
10/07/08 — Filed application with PTO.
10/07/08 — Received signed application.
10/06/08 — Sent reminder to SKX.
09/16/08 — Sent reminder to SKX.
09/12/08 — Sent application to SKX for signature.
09/11/08 — Received instructions to file application.

Page 1of 6

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia Madrid Protocol (Our Docket 19704)	Class 25 – Footwear and apparel.	A0014311 10/30/2008	Pending registration 984878 10/30/2008	Opposition Period Ends 04/15/2009 01/09/09 — Australia issued Notice of Acceptance. 12/11/08 — Received Certificate of Registration. 10/30/08 — Filed application with the PTO.

Brazil (Our Docket 19686)	Class 25 – Footwear and apparel.	901241989 10/13/2008	Not registered	Opposition Period Ends 01/18/2009
11/28/08 — Received notice of publication.
11/21/08 — Assoc. confirmed receipt.
11/17/08 — Sent certified copy to assoc.
11/06/08 — Received filing receipt.
10/14/08 — Assoc. confirmed filing of application.
10/12/08 — Instructed assoc. to file application.

Canada (Our Docket 19687)	Class 25 – Footwear, namely shoes, sneakers, sandals, slippers and boots.	1,414,916 10/17/2008	Not registered	10/24/08 — Received filing receipt. 10/13/08 — Instructed assoc. to file application.

Apparel, namely, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers,

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.

Chile (Our Docket 19688)	Class 25 – Footwear and apparel.	841048 10/15/2008	Not registered	Opposition Period Ends 02/27/2009
01/21/09 — Assoc. confirmed notice of publication.
12/12/08 — Assoc. confirmed filing of certified document.
11/19/08 — Assoc. confirmed receipt of certified copy.
11/17/08 — Sent certified copy to assoc.
10/21/08 — Received filing particulars.
10/13/08 — Instructed assoc. to file application.

China Madrid Protocol (Our Docket 19705)	CIass 25 – Footwear and apparel.	A0014311 10/30/2008	Pending registration... 984878 10/30/2008	12/11/08 — Received Certificate of Registration. 10/30/08 — Filed application with the PTO.

Colombia (Our Docket 19689)	Class 25 – Footwear and apparel.	08109918 10/15/2008	Not registered	Opposition Period Ends 05/15/2009
04/20/09 — Received notice of publication.
12/03/08 — Assoc. confirmed filing of certified copy.
11/20/08 — Assoc. confirmed receipt of certified copy.
11/18/08 — Sent certified copy to assoc.
10/20/08 — Received filing receipt.
10/16/08 — Received filing particulars.
10/14/08 — Instructed assoc. to file application.

Croatia Madrid Protocol (Our Docket 19706)	Class 25 – Footwear and apparel.	A0014311 10/30/2008	Pending registration... 984878 10/30/2008	12/11/08 — Received Certificate of Registration. 10/30/08 — Filed application with the PTO.

CTM Madrid Protocol (Our Docket 19707)	Class 25 – Footwear and apparel.	A0014311 10/30/2008	Pending registration... 984878 10/30/2008	Opposition Period Ends 09/15/2009 12/11/08 — Received Certificate of Registration. 10/30/08 — Filed application with the PTO.

Hong Kong (Our Docket 19690)	Class 25 – Footwear and apparel.	301221560 10/16/2008	301221560 10/16/2008	REGISTRATION RENEWAL DUE 10/12/2018

India	Class 25 – Footwear and	T22093 10/31/2008	Not registered	11/21/08 — Assoc. confirmed receipt of certified document. 11/17/08 — Sent certified copy to assoc.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 19691)	apparel.			10/31/08 — Received filing receipt. 10/14/08 — Instructed assoc. to file application.

Israel (Our Docket 19692)	Class 25 – Footwear and apparel.	215683 10/23/2008	Not registered	11/27/08 — Assoc. confirmed filing of certified document. 11/18/08 — Sent certified copy to assoc. 10/27/08 — Assoc. confirmed filing of application. 10/14/08 — Instructed assoc. to file application.

Japan Madrid Protocol (Our Docket 19708)	Class 25 – Footwear and apparel.	A0014311 10/30/2008	Pending registration... 984878 10/30/2008	12/11/08 — Received Certificate of Registration. 10/30/08 — Filed application with the PTO.

Korea Madrid Protocol (Our Docket 19709)	Class 25 – Footwear and apparel.	A0014311 10/30/2008	Pending registration... 984878 10/30/2008	12/11/08 — Received Certificate of Registration. 10/30/08 — Filed application with the PTO.

Malaysia (Our Docket 19693)	Class 25 – Footwear and apparel.	08020819 10/17/2008 Priority date: 10/07/2008	Not registered	01/27/09 — Assoc. confirmed receipt of signed declaration and certified document.
12/18/08 — Sent signed declaration and certified document to assoc.
12/04/08 — Sent declaration to SKX.
11/19/08 — Sent statutory declaration to SKX.
10/24/08 — Received filing receipt.
10/14/08 — Instructed assoc. to file application.

Mexico (Our Docket 19694)	Class 25 – Footwear and apparel.	969223 10/22/2008 Priority date: 10/07/2008	Not registered	01/20/09 — Assoc. confirmed submission of certified document. 12/18/08 — Assoc. confirmed receipt of certified document. 12/17/08 — Sent certified document to SKX.
11/24/08 — Received filing receipt. 10/17/08 — Assoc. confirmed instructions. 10/14/08 — Instructed assoc. to file application.

New Zealand (Our Docket 19695)	Class 25 – Footwear and apparel.	797636 10/16/2008	797636 10/07/2008	REGISTRATION RENEWAL DUE 10/07/2018 05/27/09 — Sent registration to SKX.

Panama (Our Docket 19696)	Class 25 – Footwear and apparel.	175985 10/15/2008	Not registered	Opposition Period Ends 03/24/2009
02/03/09 — Received notice of publication.
11/28/08 — Assoc. confirmed filing of certified document.
11/20/08 — Assoc. confirmed receipt of certified copy.
11/18/08 — Sent certified copy to assoc.
10/17/08 — Received filing receipt.
10/14/08 — Instructed assoc. to file application.

Philippines (Our Docket 19697)	Class 25 – Footwear and apparel.	4-2008-012998 10/22/2008	Not registered	CERTIFIED COPY OF U.S. REGISTRATION DUE 04/06/2009
02/05/09 — Assoc. confirmed submission of certified copy of U.S. application and POA.
01/08/09 — Instructed assoc. to obtain extension to submit certified copy of U.S. registration.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
01/05/09 — Assoc. confirmed receipt of certified copy and signed POA. Requested certified copy of U.S. registration.
12/03/08 — Sent certified copy and signed POA to assoc.
12/02/08 — Received signed POA from SKX.
11/19/08 — Sent POA to SKX for signature.
10/29/08 — Received filing receipt.
10/14/08 — Instructed assoc. to file application.

Russia Madrid Protocol (Our Docket 19710)	Class 25 – Footwear and apparel.	A0014311 10/30/2008	Pending registration... 984878 10/30/2008	12/11/08 — Received Certificate of Registration. 10/30/08 — Filed application with the PTO.

Saudi Arabia (Our Docket 19698)	Class 25 – Footwear and apparel.	136269 10/19/2008	Not registered	02/17/09 — Assoc. confirmed receipt of certified document.
02/03/09 — Sent certified document to assoc.
01/20/09 — Assoc. requested certified document.
01/20/09 — Received notice of publication.
10/19/08 — Received filing particulars.
10/14/08 — Instructed assoc. to file application.

South Africa (Our Docket 19699)	Class 25 – Footwear and apparel.	2008/24317 10/15/2008	Not registered	11/26/08 — Assoc. confirmed receipt of certified document. 11/18/08 — Sent certified copy to assoc. 10/15/08 — Assoc. confirmed filing of application. 10/14/08 — Instructed assoc. to file application.

Taiwan (Our Docket 19700)	Class 25 – Shoes, sneakers, sandals, slippers and boots; tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear,	97047880 10/16/2008	Not registered	10/17/08 — Received filing receipt. 10/15/08 — Instructed assoc. to proceed as proposed. 10/15/08 — Received proposed ID of goods. 10/14/08 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.

Thailand (Our Docket 19701)	Class 25 – Shoes (except sport shoes) and sport shoes.	711785 10/17/2008	Not registered	12/14/08 — Assoc. confirmed filing of signed declaration and certified document.
12/17/08 — Sent signed declaration and certified document to assoc.
12/16/08 — Received signed declaration from SKX.
11/19/08 — Sent declaration to SKX for signature.
10/21/08 — Received filing particulars.
10/15/08 — Instructed assoc. to proceed as proposed.
10/15/08 — Received proposed ID of goods from assoc.
10/14/08 — Instructed assoc. to file application.

Turkey Madrid Protocol (Our Docket 19711)	Class 25 – Footwear and apparel.	A0014311 10/30/2008	Pending registration... 984878 10/30/2008	12/11/08 — Received Certificate of Registration. 10/30/08 — Filed application with the PTO.

United Arab Emirates (Our Docket 19702)	Class 25 – Footwear and apparel.	120937 10/21/2008	Not registered	12/03/08 — Assoc. confirmed receipt of certified copy. 11/17/08 — Sent certified copy to assoc. 10/28/08 — Received filing particulars. 10/14/08 — Instructed assoc. to file application.

Venezuela (Our Docket 19703)	Class 25 – Footwear and apparel.	207122008 10/22/2008	Not registered	03/12/09 — Assoc. confirmed publication of application.
02/06/09 — Assoc. confirmed instructions.
02/03/09 — Instructed assoc. to pay publication fees.
02/03/09 — Received request for publication notice from assoc.
01/09/09 — Assoc. confirmed receipt of certified document.
01/08/09 — Sent certified copy to assoc.
11/19/08 — Assoc. confirmed filing of application.
10/15/08 — Assoc. confirmed instructions.
10/14/08 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
SHAPE-UPS
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States SHAPE-UPS (Our Docket 19578)	Class 25 – Footwear	77/548,197 08/15/2008	Not registered	1st RET OR SOU DUE 09/10/2009
03/12/09 — Received Notice of Allowance.
03/10/09 — Sent SOU application to SKX.
03/10/09 — First use date: 11/11/2008.
12/02/08 — Received Notice of Publication.
08/15/08 — Filed application with PTO.
08/13/08 — Received instructions to file application.

United States SHAPE-UPS BY SKECHERS (Our Docket 19579)	Class 25 – Footwear.	77/548,220 08/15/2008	Not registered	1st RET OR SOU DUE 09/17/2009
03/20/09 — Received Notice of Allowance.
12/08/08 — Received Notice of Publication.
11/07/08 — Filed response to office action by claiming ownership of prior registrations.
11/06/08 — Received office action.
08/15/08 — Filed application with PTO.
08/13/08 — Received instructions to file application.

United States	Class 05 – Vitamins.	Not filed	Not registered	05/29/09 — Sent ITU application to SKX. 05/29/09 — Received instructions to open application.
SHAPE-UPS	Class 25 – Apparel.

(Our Docket 20349)	Class 32 – Bottled water.

United States	Class 05 – Vitamins.	Not filed	Not registered	05/29/09 — Sent ITU application to SKX. 05/29/09 — Received instructions to open application.
SHAPE UP	Class 25 – Apparel.

(Our Docket 20350)	Class 32 – Bottled water.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia Madrid Protocol (Our Docket 20148)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with PTO.

Brazil (Our Docket 20129)	Class 25 – Footwear.	Not filed	Not registered	03/16/09 — Received filing receipt. Application no. will be allocated in due course. 02/25/09 — Assoc. confirmed filing of application. 02/20/09 — Instructed assoc. to file application.

Canada (Our Docket 20130)	Class 25 – Footwear.	1,428,924 02/25/2009	Not registered	03/02/09 — Received filing receipt. 02/24/09 — Instructed assoc. to file application.

Chile (Our Docket 20131)	Class 25 – Footwear.	856186 02/27/2009	Not registered	03/05/09 — Received filing particulars. 02/25/09 — Assoc. confirmed instructions. 02/24/09 — Instructed assoc. to file application.

China Madrid Protocol (Our Docket 20037)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with PTO.

Colombia (Our Docket 20132)	Class 25 – Footwear, namely shoes, sneakers, sandals, slippers and boots.	09018946 02/25/2009	Not registered	Opposition Period Ends 06/16/2009 04/30/09 — Notice of Publication. 03/03/09 — Received filing receipt. 02/27/09 — Received filing particulars. 02/24/09 — Instructed assoc. to file application.

Croatia Madrid Protocol (Our Docket 20038)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with PTO.

CTM Madrid Protocol (Our Docket 20151	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	Opposition Period Ends 01/14/2010 04/27/09 — Received First Statement of Grant of Protection. 02/27/09 — Filed Madrid Protocol application with PTO.

Hong Kong (Our Docket 20133)	Class 25 – Footwear.	301294687 02/27/2009	Not registered	Opposition Period Ends 07/08/2009 04/09/09 — Received publication. 02/27/09 — Received filing receipt. 02/24/09 — Instructed assoc. to file application.

India (Our Docket 20134)	Class 25 – Footwear.	T22599 03/04/2009	Not registered	03/05/09 — Received filing receipt. 02/24/09 — Instructed assoc. to file application.

Israel (Our Docket 20135)	Class 25 – Footwear.	218995 02/26/2009	Not registered	03/16/09 — Received filing receipt. 03/02/09 — Assoc. confirmed filing of application. 02/24/09 — Instructed assoc. to file application.

Japan	Class 25 – Footwear.	11045/2009 02/18/2009	Not registered	02/19/09 — Received filing receipt. 02/17/09 — SKX agrees to proposed amendment.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 20136)				02/17/09 — Assoc. recommends deleting “boots for sports” from identification of goods. 02/17/09 — Instructed assoc. to file application.

Korea Madrid Protocol (Our Docket 20041)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with PTO.

Malaysia (Our Docket 20137)	Class 25 – Footwear.	09003152 02/27/2009	Not registered	04/29/09 — Assoc. confirmed receipt of signed Declaration.
04/08/09 — Sent Declaration to SKX for signature.
03/24/09 — Received filing receipt.
02/27/09 — Assoc. confirmed instructions.
02/25/09 — Instructed assoc. to file application.

Mexico (Our Docket 20138)	Class 25 – Footwear.	993015 03/03/2009	Not registered	03/09/09 — Received filing receipt.
03/02/09 — Assoc. confirmed instructions.
03/02/09 — Instructed assoc. to proceed forward with filing the application.
03/02/09 — Received search report results of trademark SHAPE UP in Mexico.
02/25/09 — Instructed assoc. to file application.

New Zealand (Our Docket 20139)	Class 25 – Footwear, including shoes, sneakers, sandals, slippers and boots.	803021 02/26/2009	Not registered	Opposition Period Ends 07/27/2009 03/16/09 — Received Notice of Acceptance. 02/26/09 — Received filing receipt. 02/25/09 — Instructed assoc. to file application.

Panama (Our Docket 20140)	Class 25 – Footwear.	Not filed	Not registered	03/26/09 — Assoc. confirmed filing of signed POA and Certificate of Good Standing.
03/14/09 — Sent Certificate of Good Standing to assoc.
02/27/09 — Assoc. confirmed instructions.
02/26/09 — Instructed assoc. to file application without the Certificate of Good Standing.

Philippines (Our Docket 20141)	Class 25 – Footwear.	4-2009-002232 03/03/2009	Not registered	Opposition Period Ends 06/15/2009
05/19/09 — Received Notice of Publication.
05/05/09 — Assoc. confirmed instructions.
05/04/09 — Instructed assoc. to pay registration fees.
04/28/09 — Assoc. confirmed receipt of signed POA.
04/08/09 — Sent POA to SKX for signature.
03/31/09 — Received filing receipt.
03/03/09 — Assoc. confirmed instructions.
02/25/09 — Instructed assoc. to file application.

Russia Madrid Protocol (Our Docket 20042)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with PTO

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Saudi Arabia (Our Docket 20142)	Class 25 – Footwear.	140432 02/28/2009	Not registered	03/01/09 — Received filing particulars. 02/25/09 — Instructed assoc. to file application.

South Africa (Our Docket 20143)	Class 25 – Footwear.	2009/03537 02/26/2009	Not registered	03/10/09 — Received filing receipt. 02/27/09 — Assoc. confirmed filing of application. 02/25/09 — Instructed assoc. to file application.

Taiwan (Our Docket 20144)	Class 25 – Footwear, namely shoes, sneakers, sandals, slippers and boots.	98006755 02/26/2009	Not registered	03/06/09 — Received filing receipt. 02/25/09 — Assoc. confirmed instructions. 02/25/09 — Instructed assoc. to file application.

Thailand (Our Docket 20145)	Class 25 – Shoes (except sport shoes) and sport shoes (specialty shoes for athletic purposes).	723106 02/27/2009	Not registered .	03/03/09 — Received filing particulars. 02/26/09 — Assoc. made changes to id of goods. 02/25/09 — Instructed assoc. to file application.

Turkey Madrid Protocol (Our Docket 20043)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with PTO.

United Arab Emirates (Our Docket 20146)	Class 25 – Footwear.	126572 03/03/2009	Not registered	03/04/09 — Received filing particulars. 03/01/09 — Assoc. confirmed instructions. 02/25/09 — Instructed assoc. to file application.

Venezuela (Our Docket 20147)	Class 25 – Footwear.	40512009 03/13/2009	Not registered	04/03/09 — Received filing receipt. 02/26/09 — Assoc. confirmed instructions. 02/25/09 — Instructed assoc. to file application.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
SKECHERS SHAPE-UPS
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States SKECHERS SHAPE- UPS (Our Docket 20155)	Class 25 – Footwear.	77/677,565 02/24/2009	Not registered	FOREIGN FILING DUE 08/24/2009
Suspension Ends 11/17/2009
 05/17/09 — Received Notice of Suspension.
05/14/09 — Filed response to office action.
05/12/09 — Received response to office action.
02/24/09 — Filed application with PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Australia Madrid Protocol (Our Docket 20175)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with the PTO.

Brazil (Our Docket 20156)	Class 25 – Footwear.	901507369 03/10/2009	Not registered	Opposition Period Ends 06/22/2009
04/28/09 — Received notice of publication.
04/15/09 — Assoc. confirmed receipt of certified document.
03/31/09 — Sent certified document to assoc.
03/23/09 — Received filing receipt.
02/27/09 — Assoc. confirmed instructions.
02/27/09 — Instructed assoc. to file application.

Canada (Our Docket 20157)	Class 25 – Footwear.	1,429,431 03/02/2009	Not registered	03/09/09 — Received filing receipt. 02/27/09 — Assoc. confirmed instructions. 02/27/09 — Instructed assoc. to file application.

Chile (Our Docket 20158)	Class 25 – Footwear.	856553 03/04/2009	Not registered	CERTIFIED DOCUMENT DUE 06/02/2009
04/03/09 — Assoc. confirmed receipt of certified document.
03/31/09 — Sent certified document to assoc.
03/20/09 — Received filing receipt.
02/27/09 — Assoc. confirmed instructions.
02/27/09 — Instructed assoc. to file application.

China Madrid Protocol (Our Docket 20176)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with the PTO.

Colombia	Class 25 – Footwear.	09-02199 03/04/2009	Not registered	05/18/09 — Assoc. confirmed submission of certified document. 03/31/09 — Sent certified document to assoc.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
(Our Docket 20159)				03/17/09 — Received filing receipt. 02/27/09 — Assoc. confirmed instructions. 02/27/09 — Instructed assoc. to file application.

Croatia Madrid Protocol (Our Docket 20177)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with the PTO.

CTM Madrid Protocol (Our Docket 20178)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	Opposition Period Ends 01/14/2010 04/16/09 — Received First Statement of Grant of Protection. 02/27/09 — Filed Madrid Protocol application with the PTO.

Hong Kong (Our Docket 20160)	Class 25 – Footwear.	301296423 03/03/2009	Not registered	Opposition Period Ends 07/08/2009 04/09/09 — Received publication. 03/04/09 — Received filing receipt. 03/01/09 — Assoc. confirmed instructions. 02/27/09 — Instructed assoc. to file application.

India (Our Docket 20161)	Class 25 – Footwear.	T22610 03/05/2009	Not registered	03/31/09 — Assoc. confirmed receipt.
03/25/09 — Sent certified document to assoc.
03/06/09 — Received filing receipt.
03/02/09 — Assoc. confirmed instructions.
02/27/09 — Instructed assoc. to file application.

Israel (Our Docket 20162)	Class 25 – Footwear.	219098 03/01/2009	Not registered	04/16/09 — Assoc. confirmed submission of certified document.
04/06/09 — Assoc. confirmed receipt.
03/31/09 — Sent certified document to assoc.
03/18/09 — Received filing receipt.
03/02/09 — Assoc. confirmed instructions.
02/27/09 — Instructed assoc. to file application.

Japan (Our Docket 20163)	Class 25 – Footwear other than boots for sports.	11046/2009 02/18/2009	Not registered	02/19/09 — Received filing receipt.
02/17/09 — Instructed assoc. to eliminate “boots for sports” from identification of goods.
02/17/09 — Received notice of third party’s application for SHAPE UP.
02/17/09 — Instructed assoc. to file application.

Korea Madrid Protocol (Our Docket 20179)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with the PTO.

Malaysia (Our Docket 20164)	Class 25 – Footwear.	09003351 03/03/2009	Not registered	04/13/09 — Assoc. confirmed receipt of certified documents.
04/02/09 — Sent signed Statutory Declaration and certified document to assoc.
03/24/09 — Sent Statutory Declaration to SKX for signature.
03/23/09 — Received filing receipt.
03/03/09 — Assoc. filed application.
03/01/09 — Assoc. confirmed instructions. 02/27/09 — Instructed assoc. to file application.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Mexico (Our Docket 20165)	Class 25 – Footwear.	993016 03/03/2009	Not registered	04/02/09 — Assoc. confirmed receipt of certified document.
03/31/09 — Sent certified document to assoc.
03/09/09 — Received filing receipt.
03/02/09 — Assoc. confirmed instructions.
03/02/09 — Instructed assoc. to proceed forward with filing the application.
03/02/09 — Received search report results of trademark SHAPE UP in Mexico.
02/25/09 — Instructed assoc. to file application.
02/27/09 — Instructed assoc. to file application.

New Zealand (Our Docket 20166)	Class 25 – Footwear, including shoes, sneakers, sandals, slippers and boots.	803142 03/02/2009	Not registered	Opposition Period Ends 06/27/2009 03/12/09 — Received Notice of Acceptance. 03/02/09 — Received filing receipt. 02/27/09 — Instructed assoc. to file application.

Panama (Our Docket 20167)	Class 25 – Footwear.	179383 03/02/2009	Not registered	04/16/09 — Assoc. confirmed filing of certified document.
03/31/09 — Sent certified document to assoc.
03/26/09 — Assoc. confirmed submission of signed POA and Certificate of Good Standing.
03/14/09 — Sent Certificate of Good Standing to assoc.
03/03/09 — Received filing receipt.
02/27/09 — Instructed assoc. to proceed with filing the application.
02/27/09 — Assoc. confirmed instructions.
02/27/09 — Instructed assoc. to file application.

Peru (Our Docket 20028)	Class 25 – Footwear.	Not filed	Not registered	02/27/09 — Instructed assoc. to file application.

Philippines (Our Docket 20168)	Class 25 – Footwear.	4-2009-002234 03/03/2009	Not registered	CERTIFIED COPY OF U.S. REGISTRATION DUE N/A
05/27/09 — Requested extension to file certified copy of U.S. registration.
05/26/09 — Assoc. requested certified copy of U.S. registration.
04/28/09 — Assoc. confirmed receipt of signed POA and certified document.
04/08/09 — Sent POA to SKX for signature.
03/31/09 — Received filing receipt.
03/02/09 — Assoc. confirmed instructions.
02/27/09 — Instructed assoc. to file application.

Russia Madrid Protocol (Our Docket 20180)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with the PTO.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Saudi Arabia (Our Docket 20169)	Class 25 – Footwear, namely shoes, sneakers, sandals, slippers and boots.	140480 03/01/2009	Not registered	04/12/09 — Assoc. confirmed receipt of certified document. 03/31/09 — Sent certified document to assoc. 03/02/09 — Received filing particulars. 02/27/09 — Instructed assoc. to file application.

South Africa (Our Docket 20170)	Class 25 – Footwear.	2009/03710 03/02/2009	Not registered	04/16/09 — Assoc. confirmed receipt of certified document.
03/31/09 — Sent certified document to assoc.
03/24/09 — Received filing receipt.
03/02/09 — Assoc. confirmed filing of application.
02/27/09 — Instructed assoc. to file application.

Taiwan (Our Docket 20171)	Class 25 – Footwear, namely shoes, sneakers, sandals, slippers and boots.	98007429 03/03/2009	Not registered	04/17/09 — Assoc. confirmed submission of certified document.
04/13/09 — Assoc. confirmed receipt of certified document.
04/08/09 — Sent certified document to assoc.
03/03/09 — Received filing receipt.
03/02/09 Assoc. confirmed instructions.
02/27/09 — Instructed assoc. to file application.

Thailand (Our Docket 20172)	Class 25 – Shoes (except sport shoes) and sport shoes (specialty shoes for athletic purposes).	723399 03/03/2009	Not registered	04/24/09 — Assoc. confirmed filing of certified document and declaration.
04/20/09 — Assoc. confirmed receipt of certified document and declaration.
04/15/09 — Sent signed Declaration and certified document to assoc.
03/12/09 — Received filing receipt.
03/02/09 — Assoc. made changes to id of goods.
02/27/09 — Instructed assoc. to file application.

Turkey Madrid Protocol (Our Docket 20181)	Class 25 – Footwear.	A0015437 02/27/2009	Not registered	02/27/09 — Filed Madrid Protocol application with the PTO.

United Arab Emirates (Our Docket 20173)	Class 25 – Footwear.	126559 03/03/2009	Not registered	04/13/09 — Assoc. confirmed certified document. 03/31/09 — Sent certified document to assoc. 03/04/09 — Received filing particulars. 02/27/09 — Instructed assoc. to file application.

Venezuela (Our Docket 20174)	Class 25 – Footwear.	40502009 03/13/2009	Not registered	04/03/09 — Received filing receipt.
04/02/09 — Assoc. confirmed receipt of certified document.
CERTIFIED DOCUMENT DUE 05/17/2009
03/31/09 — Sent certified document to assoc.
02/27/09 — Assoc. confirmed instructions.
02/27/09 — Instructed assoc. to file application.

SKECHERS U. S. A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

	DCKT		SER. NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	DATE	STATUS
U.S.A.	10304	25	75/976,914	2,205,906	REGISTRATION RENEWAL DUE 11/24/2018
S IN SHIELD DESIGN				11/24/1998	08/29/08 — Received Notice of Acceptance of Declaration of Renewal.

					Class 25 — Footwear.

					Child Serial No: 75/332,550 (docket 10174) Grandchild Serial No.: 75/980,241 (docket 12195)

U.S.A.	10174	25	75/332,550	2,578,973	REGISTRATION RENEWAL DUE 06/11/2012
S IN SHIELD DESIGN			July 29, 1997	06/11/2002	05/02/08 — Received Acceptance of DOU.

					Class 25-Clothing, namely pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.

U.S.A	10799	35	75/557,984	2,349,542	REGISTRATION RENEWAL DUE 05/16/2010
SERVICE MARK S IN SHIELsD DESIGN			9/23/98	5/16/00	Class 42: retail services for sales of footwear and clothing sold in stores, via a global computer information network and through mail order catalogs; and providing information in a wide variety of fields by means of a global computer information network.
					02/15/06 — Sent Notice of Acceptance of 8 & 15 to SKX.
					02/07/06 — Received Notice of Acceptance of 8&15 from PTO.
					11/29/05 — Filed 8&15 with PTO.
					11/29/05 — Received signed DAU from Phil.
					11/18/05 — Faxed DAU to Phil requesting David to review and sign it.
					11/18/05 — Received specimens from Phil.
					11/04/05 — Informed Skechers of the due date to file the 8 & 15 DAU and requested specimens evidencing use of the mark.
					11/04/05 — Informed Skechers of the due date to file the 8&15 DAU.

U.S.A.	11266	25	75/688,710 4/22/99	2,425,783 01/30/2001	REGISTRATION RENEWAL DUE 01/30/2011 03/29/07 — Sent Notice of Acceptance of 8&15 to SKX.
S ABSTRACT SHIELD DESIGN (BLACK VERSION)					Class 25 — Footwear.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

	DCKT		SER. NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	DATE	STATUS
U.S.A. S ABSTRACT SHIELD DESIGN (OUTLINE VERSION)	11267	25	75/688,708 4/22/99	2,425,782 01/30/01	REGISTRATION RENEWAL DUE 01/30/2011 05/11/07 — Sent Acceptance of 8&15 to SKX Class 25 — Footwear.

U.S.A. (ITU) S IN SHIELD FLAG DESIGN Goods for footwear	12051	251	76/039,128 5/2/00	04/16/04 — Abandoned application per Skechers’ request
Due Date to File Statement of Use 03/27/2004
NO FURTHER RET’s ALLOWED
					03/25/04 — T/C with Paccione. He advised that they are not interested in pursuing the mark and to allow it to be abandoned.

U.S.A. S IN SHIELD FLAG DESIGN	12051	25	76/039,129 5/2/2000	2,521,252 12/18/01	ABANDONED PER JIM’S EMAIL OF 12/03/2007 Class 25 for apparel

ABANDONED U.S.A (ITU) SHIELD DESIGN	12144	25	76/052,177 5/19/00		ABANDONED 05/09/02 05/09/02 — Skechers did not respond to reminders re responding to the OA. Class 25. footwear

USA USTM (DIV)	12195	25	75/980,241 7/29/97	2,480,927 08/21/01	REGISTRATION RENEWAL DUE 08/21/2011
07/23/07 — Received Notice of Acceptance of DOU from PTO.
06/04/07 — Filed DOU with PTO.
05/21/07 — Sent reminder to SKX.
01/24/07 — Sent §8 & §15 reminder.

Class 25: — apparel, namely shirts.

Parent App: 75/332,550 (docket 10174)
					Grandparent App: 75/976,914 (docket 10304)

FILE CLOSED USTM (ITU) DIVISIONAL S in shield	13047	25			FILE CLOSED 05/13/02 Filed SOU for all goods in 10174 so divisional was no longer needed — for pants jackets, headwear, hats and socks

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009
COM

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
Australia S IN SHIELD DESIGN	10262	25	743542 9/9/97	743,542 9/9/1997	REGISTRATION RENEWAL DUE 09/09/2017 10/02/08 — Sent renewal registration notice to SKX. Class 25 — Clothing, footwear, headgear.

Austria S IN SHIELD DESIGN	10263	25	AM5006/97 9/12/97	172 820 11/30/97	REGISTRATION RENEWAL DUE 11/30/2017 12/13/07 — Received renewal filing receipt from assoc. Austrian PTO does not issue renewal certificates. Class 25 — n/a. English translation needed.

Bolivia S IN SHIELD DESIGN	12188	25	SM-3135 7/24/00	87989-C 08/21/02	REGISTRATION RENEWAL DUE 08/21/2012 Clothing, footwear and headgear in class 25.

Brazil S IN SHIELD DESIGN	10265	25	820407631 11/27/97	820407631 04/03/01	REGISTRATION RENEWAL DUE 04/02/2011 05/28/02 — Associate advised the assignment is complete.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
Bulgaria S IN SHIELD DESIGN	12453	25	NR. 52218	N/A	01/17/08 — Received Supreme Cassation Court’s decision in favor of SKX.
					10/04/07 — Assoc. confirmed the writ of appeal would be filed once Mr. Daraktsshiew returns from Singapore.
					10/03/07 — Instructed assoc. to file writ of appeal.
					10/03/07 — Received instructions to file writ of appeal from SKX.
					07/02/07 — Received status reports from assoc.
					06/22/07 — Sent reminder to prepare status report.
					06/02/07 — Requested status.
					05/02/07 — Req. status of each proceeding separately from both Bulgaria assoc.
					04/24/07 — Assoc. advised the Sofia Court of Appeals decided the decision is entirely in favor of Skechers.
					03/09/07 — Received translation of the request for prohibition for the use of the mark of Haled Sabra.
					01/18/07 — Sent to assoc. original certified copies of Articles of Incorporation for Skechers California, Skechers Delaware and Skechers II Delaware.
					01/18/07 — Received articles of incorporation from Parasec.
					01/12/07 — T/C with Mary Andrews re Articles of Incorporation.
					01/02/07 — Req. Articles of Incorporation from Parasec.
					12/22/06 — Assoc. req. legalized copies of Articles of Incorp.
					12/14/06 — SKX instructs to ignore Sabra’s ridiculous settlement demand.
					12/08/06 — Assoc. advised the adverse party, Sabra is requesting $270,000USD for all IP rights.
					11/20/06 — Assoc. advised one of the three experts provided convincing evidence and the case will be decided in three months.
					10/06/06 — Assoc. advised 2 of the 3 experts did not present their statements as expected and will expertise after it is translated.
					10/04/06 — Sent certified copy of notice of recordation to assoc.
					10/03/06 — Received Notice of Recordation from parasec.
					09/29/06 — Assoc. confirmed receipt of the worldwide trademark assignment rights from SKX to SKX II.
					09/27/06 — Sent to assoc. the worldwide trademark assignment rights.
					09/27/06 — Received worldwide trademark assignment rights from SKX to SKX II from Jennifer.
					09/25/06 — Assoc. confirmed receipt of certified copy of assign.
					09/21 /06 — Sent to assoc. the certified copies of Assign. of Cp’yrt.
					09/21/06 — Received certified copies of the Assignment of Copyrights from Jennifer Harris.
					09/20/06 — Jennifer confirmed sending certified copies of the recorded copyright assignments.
					09/14/06 — Received confirmation to order certified copies from Jennifer Harris.
					09/13/06 — Assoc. confirmed certified copies are due in mid October and will forward Mr. Daraktschiew the correspondence.
					(Illegible)

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
Canada	10266	25	855,425	TMA 541,137	REGISTRATION RENEWAL DUE 02/13/2016
S IN SHIELD DESIGN			9/8/97	02/13/2001	Class 25 for footwear, namely, shoes, boots, sneakers, sandals, slippers

Canada	10961	25	1,069,084	TMA609.989	REGISTRATION RENEWAL DUE 05/11/2019
S IN SHIELD DESIGN			0728/00	05/11/2004	Class 25: Clothing, namely shirts and clothing, namely pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.

Chile S IN SHIELD DESIGN	10267	25	391.176	510.453	REGISTRATION RENEWAL DUE 04/28/2008
			9/23/97	4/20/98	03/13/08 — Received renewal filing receipt from assoc.
					09/20/07 — Assoc. confirmed instructions.
					09/17/07 — Instructed assoc. to renew registration.
					10/24/06 — Sent to SKX the notice of recordation.
					10/24/06 — Received notice of recordation from assoc.
					07/20/06 — Assoc. confirmed filing of assignment.
					06/02/06 — Assoc. confirmed receipt of signed POA and Assignment.
					05/30/06 — Sent to assoc. the legalized Power and Assignment form.
					05/30/06 — Received legalized Power and Assignment from Parasec.
					05/01/06 — Sent Power and Assignment to Parasec for legalization.
					05/01/06 — Received notarized Power and Assignment form from SKX.
					04/12/06 — Sent to SKX amended POA/Assignment for the signature of David Weinberg.
					04/12/06 — Received signed POA/Assignment from SKX.
					04/04/06 — First Reminder to SKX re P.O.A. and Assignment for signature/notarization.
					03/06/06 — Sent to SKX the POA and assignment for signature/notarization.
					03/06/06 — Received POA and assignment document from associate.
					02/11/06 — Requested associate to prepare an assignment to transfer to SKX II.
					Goods: Footwear and apparel.

Chile	15669	35	666.958	813802	REGISTRATION RENEWAL DUE 04/14/2018
			11/22/2004	04/15/2008	01/13/09 — Sent registration certificate to SKX.
S IN SHIELD					Class 35 — Retail store services and mail order catalog services featuring footwear and clothing, on-line retail services featuring footwear and clothing.

China	10268	25	9700133789	1266107	REGISTRATION RENEWAL DUE 04/20/2019
			12/15/1997	4/20/99	05/19/09 — Sent renewal certificate to SKX.
S IN SHIELD DESIGN
					Class 25: Footwear, clothing, headgear, socks, gloves, neckties, collar protectors, belts [clothing] and hats.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
China	19437	14	6766975	Not registered	08/18/08 — Received filing receipt.
			06/05/2008		06/06/08 — Assoc, confirmed receipt of filing application.
S in Shield Design					06/04/08 — Instructed assoc. to file application.

(Class 14)					Class 14 — Charms; ornaments; necklaces; pins; earrings; precious stones; rings; clocks; chronographs [watches]; chronometers; chronometrical instruments; clocks and watches, electric; atomic clocks; master clocks; watches; alarm clocks; stopwatches.

China	19577	18	6891865 08/11/2008	Not registered	10/09/08 — Received filing receipt. 08/12/08 — Received confirmation of filing from assoc.
S in Shield Design					08/10/08 — Instructed assoc. to file application.

(Class 18)	08/06/08 — Received instructions to file application.
Class 18 — Purses; wheeled shopping bags; shopping bags; handbags; traveling bags; briefcases; haversacks; bags for travel; school bags; suitcases; game bags [hunting accessories]; tool bags of leather, empty; bags [envelopes, pouches] of leather, for packaging; net bags for shopping; canvas suitcases/trunks; bags for sports; vanity cases, not fitted; backpacks; cases, of leather or leatherboard; key cases [leatherware].

Colombia	10812	25	98027148	247710	REGISTRATION RENEWAL DUE 01/01/2012
			05/14/98	01/01/2012	Continued Use Due 01/01/2005
S IN SHIELD DESIGN					07/15/04 — Sent associate invoices showing use of the mark in Andean
Pact countries. Requested they maintain the invoices in the possibility a third party attempts to cancel Skechers’ registration.
01/07/03 — Requested associate to advise of the status of obtaining the certificate of registration.
03/06/02 — Associate advised the application was granted on October 12, 2001, Resolution No. 33.341 for clothing, footwear, headgear, socks and accessories and will forward certificate of registration.

Croatia	10269	25	Z971384A	Z971384	REGISTRATION RENEWAL DUE 09/08/2017
			9/8/97	9/8/1997	07/24/07 — Sent renewal certificate to SKX.
SIN SHIELD DESIGN
Class 25 — Apparel, footwear, headgear.

SKECHERS U. A., INC. 11
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS: (1) S IN
SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
CTM: S IN SHIELD DESIGN	10264	25	625,780 09/08/1997	625,780 05/03/1999	REGISTRATION RENEWAL DUE 09/08/2007 09/06/07 — Assoc. confirmed filing of renewal.
					08/14/07 — Assoc. confirmed filing assignment.
					07/20/07 — Sent signed assignment to assoc.
					07/20/07 — Received signed assignment from SKX.
					07/13/07 — Sent assignment to SKX for execution.
					07/05/07 — Received assignment from assoc. to be executed.
					06/15/07 — Assoc. advised they are awaiting confirmation whether to file the assignment first before filing the renewal and will notify us immediately.
					03/12/07 — Sent reminder to assoc. to confirm instructions to renew.
					10/25/06 — Instructed assoc. to renew registration. 10/18/06 — Received reminder from assoc. to renew reg.

CTM SM:	12908	35	2 458 701	002458701	REGISTRATION RENEWAL DUE 11/12/2011
S IN SHIELD DESIGN			11/12/01	04/04/03	Continued Use Due 04/04/2008

					Class 35: retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.

Denmark S IN SHIELD DESIGN	10270	25	VA 04.446 1997	VR 04.717	REGISTRATION RENEWAL DUE: 10/31/2017
			9/10/97	1997 10/31/97	07/24/07 — Sent to SKX the renewal notice from assoc.
					07/23/07 — Received notice of renewal from associate. Assoc. advised the Danish Trademark Office no longer issues renewal certificates.

					Class 25 — Clothing, footwear and headgear.

Ecuador	12189	25	105272	8448-00 DNPI	REGISTRATION RENEWAL DUE 11/30/2010
			6/22/00	11/30/00
S IN SHIELD DESIGN

Benelux (European Community) S IN SHIELD DESIGN	10271	25	900643 09/08/1997	618,149	REGISTRATION RENEWAL DUE 09/07/2017
					10/29/08 — Sent renewal certificate to SKX.
					Class 25 — Clothing and footwear.

Finland	10272	25	973517	210,955	REGISTRATION RENEWAL DUE 08/31/2018
			9/11/97	08/31/98	08/05/08 — Sent renewal certificate together with the Assignment to SKX.
S IN SHIELD DESIGN

					Class 25 — Footwear and apparel.

France	10273	25	97694228	97694228	REGISTRATION RENEWAL DUE 09/08/2017
			09/09/1997	09/09/1997	05/28/08 — Sent renewal eertificatp to SKX
S IN SHIELD DESIGN

					Class 25 — Clothes, shoes and hats.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
FRANCE SM:	12907	42	01 3118001	01 3118001	REGISTRATION RENEWAL DUE 08/22/2011
S IN SHIELD DESIGN			08/24/01	08/24/01

Germany	10274	25	397 43 113.9	397 43 113	REGISTRATION RENEWAL DUE 09/30/2017
			9/9/97	9/30/97	07/10/07 — Sent original renewal certificate to SKX.
S IN SHIELD DESIGN

					Class 25 — Footwear and apparel.

					Abandoned 04/05/01

Greece	10275	25	134,565	144086	REGISTRATION RENEWAL DUE 05/14/2010
			9/23/97	11/19/01
S IN SHIELD DESIGN
			144086

Hong Kong	10277	25	97 l4256	2000B02709	REGISTRATION RENEWAL DUE 07/29/2014
			10/7/97	7/29/97	Continued Use Due 07/29/2007
S IN SHIELD DESIGN					Class 25: footwear and clothing.

Hungary	10278	25	M9703382	154,142	REGISTRATION RENEWAL DUE 09/17/2017
			9/17/97	09/17/97	11/13/07 — Sent original renewal certificate to SKX.
S IN SHIELD DESIGN					Class 25 — Footwear, clothing.

Iceland	10279	25	1237/1997	1619/1997	REGISTRATION RENEWAL DUE 11/27/2017
			9/9/97	11/27/97	11/05/07 — Sent renewal certificate to SKX.

S IN SHIELD DESIGN
					Class 25 — Footwear.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
India	10280	25	774,764		03/20/09 — Assoc. acknowledged publication of application.
					12/19/08 — Associate advised application advertised before acceptance. If no opposition, registration will be within three months.
S IN SHIELD DESIGN
					10/02/08 — Assoc. informed the application was re-advertised in the Trademark Journal dated August 16, 2007 and is awaiting registration.
					09/30/08 — Requested status of application.
					10/03/05 — Received letter from old associate informing the mark was advertised. However, the application number is incorrect on the notice of publication. Requested new associate to inform whether it is possible to correct the notice of publication.
					05/09/05 — Sent reminder to assoc. re status. Assoc. informed they are conducting a search at the Trade Marks Registry and will advise us of the current status shortly.
					04/28/05 — Sent letter to associate requesting status of registration.
					12/12/03 — Associate informed that the trademark was published and not yet registered.
					12/05/03 — Requested associate to obtain a copy of the registration.
					12/01/03 — Associate informed the trademark matured into registration.
					11/28/03 — Requested status of application from associate.
					03/22/02 — Requested associate to send us a complete copy of the registration.
					2/25/99 — App. is presently under examination before the TM Registry. It takes approx. 5 to 7 years for an application to be examined. They will keep us apprised.

					2/17/99 — Sent status update to assoc.

					8/8/98 — Assoc. advises us of the application no. They will keep us apprised of the matter.

Indonesia S IN SHIELD DESIGN	10281	25	D97-24009	428,128	REGISTRATION RENEWAL DUE 12/02/2017
			11/3/97	03/31/1999	08/31/08 — Sent registration renewal certificate to SKX.

					Class 25 — Footwear and apparel.

Ireland	10512	25	97/4355	205946	REGISTRATION RENEWAL DUE 11/24/2017
			11/25/97	11/25/97	07/18/07 — Sent renewal certificate to SKX.
S in Shield Design					Class 25 — Footwear and apparel.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
Israel	12157	25	138321 05/28/2000	138321 05/28/2007	REGISTRATION RENEWAL DUE 05/28/2021 12/08/08 — Received confirmation of destruction of infringed goods.
S IN SHIELD DESIGN					10/02/08 — Received confirmation of receipt of payment.
06/06/08 — Sent hardcopy check to SKX.
06/04/08 — Assoc. confirmed wire transfer of $1,511 to K&L.
05/29/08 — Requested status of $1,511 check.
05/06/08 — Assoc. confirmed sending check in the amount of $1,511.
04/17/08 — Requested copy of settlement agreement with Karizma.
Requested proceeds of the settlement with Bitar.
01/14/08 — Sent check in the amount of $1,850 to SKX.
01/08/08 — SKX agrees to accept the settlement proposal.
12/10/07 — Advised SKX to accept a lower sum to complete settlement.
SKX agrees. Instructed assoc. to find out how much adverse party is willing to pay.
12/09/07 — Assoc. advised the adverse party is not willing to pay the proceeding costs of $3,500.
11/20/07 — Instructed assoc. to proceed with settlement negotiations with adverse party.
11/19/07 — Adverse party initiated settlement negotiations with counsel.
11/15/07 — Sent signed POA to assoc.
11/08/07 — Sent POA to SKX for signature.
11/06/07 — Assoc. confirmed filing of litigation.
10/29/07 — Instructed assoc. to proceed forward with litigation.
10/29/07 — SKX instructed to proceed with litigation.
10/28/07 — Assoc. could not reach agreement with importer or broker and recommends filing litigation.
08/29/07 — SKX agrees to recommendation.
08/29/07 — Assoc. recommends demanding $2,000.
08/16/07 — Received notice of possible infringement from assoc.
06/13/07 — Sent original certificate to SKX.
Class 25 — All goods included in Class 25.

Italy	10282	25	RM97C004678	00784220	REGISTRATION RENEWAL DUE: 10/02/2017
			10/2/97	04/06/99	11/01/07 — Sent renewal filing receipt to SKX.
S IN SHIELD DESIGN					Class 25 — Footwear and accessories.

Japan	10283	25	157318/1997	4242597	REGISTRATION RENEWAL DUE 02/19/2019
			9/10/97	2/19/99	10/02/08 — Sent renewal registration certificate to SKX.
S IN SHIELD DESIGN					Class 25 — Apparel; namely, garters, stocking suspenders, braces (suspenders), waistbands, belts, footwear, fancy dresses for masquerade, special sporting/gymnastic wear, and special sporting/gymnastic footwear.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN

U.S.: Pages 2-3 Foreign: Pages 4-17	As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
JAPAN SM: S IN SHIELD DESIGN	12909	42	86373/2001 09/25/01 Assoc. Ref: IA, ST-1256-0005	4877078 07/01/2005	REGISTRATION RENEWAL DUE 07/01/2015
					Continued Use Due 07/01/2010
Class 35 — Your registration is in class 35 for the following services: Providing advertisement information relating to retail stores; providing advice/professional consultancy relating to the retail store services featuring footwear and clothing; providing advice/professional consultancy relating to the on-line retail store services featuring footwear and clothing; providing advice/professional consultancy relating to the mail order catalog services featuring footwear and clothing; and all other professional business consultancy, agencies for buying the goods; marketing survey; commercial sales information supply, issuing trading stamps, preparation of financial statements, referral service and personal placement (employment agencies), auctioneering, import-export clearance agencies, agencies for subscription of newspapers, document reproduction, shorthand (stenography), transcription (including stencil-paper writing), operation of computers/typewriters/telexes/other office machines, document or magnetic-tape fiiing reception and information and guidance for building visitors, rental and leasing of publicity materials, rental and leasing of typewriters and copy machines and word processors (office machines & equipment rental):
					08/10/05 — Associate informed the mark was published for a 2 month opposition .period beginning August 2, 2005.

Korea S IN SHIELD DESIGN	10284	27	97-42748 9/8/97	431281 11/27/1998	COMPULSORY USE BY 11/25/2011
					REGISTRATION RENEWAL DUE 10/26/2018
					07/14/08 — Sent renewal certificate to SKX.
					Class 18 -Umbrellas.
					Class 25 — Shoes, boots, leather boots, rain boots, sandals, fatigue shoes, overshoes, handball shoes.
					Class 26 — Shoe strings.

Korea S IN SHIELD DESIGN	10303	45	97-42749 9/8/97	427,564 10/29/98	REGISTRATION RENEWAL DUE 10/28/2018
					09/04/08 — Sent renewal certificate to SKX.

					Class 14 — Necktie-pins, cuff-buttons.
					Class 24 — Handkerchiefs of textile.
					Class 25 — Bottoms, shirts, pants, jeans, overalls, t-shirts, sweatshirts, tanktops, polo shirts, jackets, blazers, coats, parkas, caps, belts, suspenders, socks, pocket squares.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN
U.S.: Pages 2-3 Foreign: Pages 4-17
As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
Mexico S IN SHIELD DESIGN	10285	25	311161 10/16/97	534645 10/16/1997	REGISTRATION RENEWAL DUE 10/15/2017 10/02/08 — Sent amended renewal certificate to SKX. 04/14/08 — Sent renewal certificate to SKX. Class 25 — Footwear and apparel.

Moldova S IN SHIELD DESIGN	17576	25 35	21332 08/16/2006	17300 08/16/2006	REGISTRATION RENEWAL DUE 08/15/2016 12/30/08 — Sent registration certificate to SKX. Class 25 — Footwear and apparel. Class 35 — Retail sales of footwear and apparel.

Moldova S IN-SHIELD DESIGN SKECHERS (Combination design/word mark)	19808	25 35	017276 n/a	16374 06/26/2005	REGISTRATION RENEWAL DUE 06/26/2015
10/21/08 — Sent registration certificate to SKX.

Class 25 — Footwear and apparel.

Class 35 — Retail sales of footwear and apparel.

					This registration was assigned to Skechers from Turcan Alexei. See opposition no. 17545

Netherlands-Antilles S IN SHIELD DESIGN	11062	25	D-252 2/06/01 10/12/98	00239 02/06/2001	REGISTRATION RENEWAL DUE 10/12/2018
10/29/08 — Sent renewal certificate to SKX.

					Class 25 — Footwear, clothing and headgear, particularly shoes, undershirts, trousers, jackets, dresses, shorts, skirts, headgear, hats, socks and belts.

New Zealand S IN SHIELD DESIGN	10286	25	282075 9/9/97	282075 7/29/98	REGISTRATION RENEWAL DUE 07/29/2018 Continued Use Due 01/29/2008 Class 25: footwear

Norway S IN SHIELD DESIGN	10287	25	97.7394	189563 04/23/1998	REGISTRATION RENEWAL DUE 04/23/2018 11/20/07 — Sent renewal registration certificate to SKX. Class 25 — Footwear.

Panama S IN SHIELD DESIGN	10288	25	89797 9/10/97	897,97 9/10/1997	REGISTRATION RENEWAL DUE 09/10/2017 04/11/07 — Sent renewal certificate to SKX. Class 25: Footwear and apparel.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN
U.S.: Pages 2-3 Foreign: Pages 4-17
As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
Peru S IN SHIELD DESIGN	12190	25	113380 09/06/2000	71641 5/15/2001	REGISTRATION RENEWAL DUE 05/15/2011

01/04/05 — Fax to Phil re application filed in Peru for S and Design and asked for instructions re filing an opposition to same.
					05/12/04 — Fax to Phil that mark published in Peru for goods in Cl. 25; inquiry whether SKX wishes to file an opposition in Peru.

Philippines S IN SHIELD DESIGN	10289	25	126052 10/28/1997	4-1997-126052 04/12/2002	REGISTRATION RENEWAL DUE 04/11/2022

09/02/08 — Received Notice of Acceptance of DAU.
04/03/08 — Advised first use date was June 30, 1999.
03/28/08 — Received POA from asoc.
03/26/08 — Instructed assoc. to file DAU. Sent assoc. notarized DAU and specimens.
07/06/06 — Sent original cert to SKX.

					Class 25 — Footwear, namely boots, shoes and slippers.

Portugal S IN SHIELD DESIGN	10290	25	326,102 9/15/97	326,102 4/8/98	REGISTRATION RENEWAL DUE 04/08/2018 05/27/08 — Sent renewal certificate to SKX. Class 25 — Footwear and apparel.

Puerto Rico S IN SHIELD DESIGN	10291	25	41,928	41,928 12/8/1997	REGISTRATION RENEWAL DUE 12/08/2007
04/16/09 — Sent certified copy of U.S. registration to assoc. to renew registration.
02/09/09 — Requested status of recordation.
04/17/06 — Assoc. confirmed receipt of Assignment and certified copy of registration.
02/27/06 — Requests assoc. to file appropriate documentation to deposit these registrations in Puerto Rico.
					02/21/06 — Associate email discussing the effects of trademarks based on local registrations and federal trademarks.

Romania S IN SHIELD DESIGN	10292	25	26546 10/15/97	R29171 10/15/1997	REGISTRATION RENEWAL DUE 10/15/2017 03/18/08 — Sent renewal certificate to SKX. Class 25 — Footwear.

Russia S IN SHIELD DESIGN	10640	25	98701084 01/26/1998	178053 01/26/1998	REGISTRATION RENEWAL DUE 01/26/2018 10/08/08 — Sent amended renewal certificate to SKX. 03/27/08 — Sent renewal certificate to SKX. Class 25 — Clothing, footwear.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN
U.S.: Pages 2-3 Foreign: Pages 4-17
As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
Singapore S IN SHIELD DESIGN	10293	25	11373/97 9/16/97	T97/11373 01/15/1999	REGISTRATION RENEWAL DUE 01/15/2019 02/19/09 — Sent registration certificate to SKX. Class 25 — Footwear and apparel.

South Africa S IN SHIELD DESIGN	10294	25	097/13564 9/8/97	97/13564 07/29/1997	REGISTRATION RENEWAL DUE 09/08/2017 08/17/07 — Sent renewal certificate to SKX. Class 25 — Footwear and apparel.

Spain S IN SHIELD DESIGN	10295	25	2.124.335 11/6/97	2,124,335 11/06/97	REGISTRATION RENEWAL DUE 11/05/2017 05/12/08 — Sent renewal certificate to SKX. Class 25 — Dresses, footwear and headgear.

Sweden S IN SHIELD DESIGN	10296	25	97-8113 9/12/97	334,197 12/17/1999	REGISTRATION RENEWAL DUE 12/17/2009
04/17/09 — Received recordation of assignment from — assoc.
03/20/09 — Assoc. confirmed filing of Assignment and renewal.
02/26/09 — Assoc. confirmed receipt of signed POA and Assignment.
02/15/09 — Sent signed POA and Assignment to assoc.
02/10/09 — Received signed POA and Assignment from SKX.
02/02/09 — Sent reminder to SKX.
01/22/09 — Sent POA and Assignment to SKX for signature.
01/08/09 — Received POA and Assignment for signature.
12/30/08 — Instructed assoc. to file renewal.
08/16/04 — Assoc. informed as long as Skechers is using the mark, the mark is in no threat of being canceled.
07/21/04 — Informed associate Skechers does use the mark in Sweden.
Requested assoc. to advise us whether they require evidence of use.
					06/28/04 — Requested Skechers to advise whether they have begun to use the mark in Sweden.

Switzerland S IN SHIELD DESIGN	10297	25	07326/1997 9/10/97	449375 9/10/97	REGISTRATION RENEWAL DUE 09/10/2017 05/30/07 — Sent original renewal certificate to SKX. Class 25 — Clothing, footwear and headgear.

Taiwan S IN SHIELD DESIGN	10361	25	86051414 10/4/97	00827054 11/15/98	REGISTRATION RENEWAL DUE 11/15/2018 07/30/08 — Sent renewal certificate to SKX.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN
U.S.: Pages 2-3 Foreign: Pages 4-17
As of May 31, 2009

			SER. NO. &	REG. NO. &
COUNTRY	DCKT NO.	IC	FILING DATE	DATE	STATUS
Thailand S IN SHIELD DESIGN	14809	25	370344	TM 92166 09/25/1998	Compulsory Use by 09/23/2011
REGISTRATION RENEWAL DUE 09/23/2018
09/23/08 — Sent renewal certificate to SKX.

					Class 25 — Shoes (except sport shoes), sport shoes, shirts (except sport shirt), sport shirts.

Turkey S IN SHIELD DESIGN	10298	25	M.97738 12/23/1997	97020031 11/17/1997	REGISTRATION RENEWAL DUE 12/29/2017
02/12/08 — Sent renewal certificate to SKX.

					Goods: clothing made from all kinds of materials (innerwear and outerwear); socks and stockings; footwear; headgear; accessories; namely T-Shirts, sweat shirts, sweat-trousers, shorts, socks, headgear (hat, casquette, beret, cap), footwear (shoes, high shoes, boots, sandals, sporting shoes, slippers).

TURKEY S IN SHIELD DESIGN	19176	25	192002 11/17/1997	REGISTRATION RENEWAL DUE 11/17/2017
02/22/08 — Sent renewal certificate to SKX.

					Class 25 — Clothing made of all types of materials (inner and outer wear), socks, footwear, headwear, accessories, namely, t-shirts, sweatshirts, sweatpants, shorts, socks, various types of headwear (hats, berets, caps), various types of footwear (shoes, boots, sandals, various types of sports shoes according to the sports activities, slippers).

U.K. S IN SHIELD DESIGN	10299	25	2144592 9/9/97	2144592 9/9/2007	REGISTRATION RENEWAL DUE 09/09/2017
03/29/07 — Sent renewal certificate to SKX.

					Goods: footwear, boots, shoes, clothing, articles of outer clothing, apparel; coats, jackets, shirts, T-shirts, jumpers, sweatshirts, trousers, shorts, dresses, skirts, socks, belts, headgear, caps and hats.

UNITED KINGDOM SM: S IN SHIELD DESIGN	12906	35	2278932 08/23/01	2278932 08/24/01	REGISTRATION RENEWAL DUE 08/24/2011

Venezuela S IN SHIELD DESIGN	10650	25	3.400-98 3/3/98	N98-3400 232.778	REGISTRATION RENEWAL DUE 01/19/2011 08/10/05 — Requested Nebreda to obtain a certified copy of the registration. 07/15/02 — Per Harley Lewin-application registered

Vietnam S IN SHIELD DESIGN	10422	25	N980288 2/7/98	31,239 8/7/97	REGISTRATION RENEWAL DUE 02/08/2018 02/07/08 — Sent renewal certificate to SKX. Class 25 — Footwear and apparel.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
(1) S IN SHIELD DESIGN; (2) S ABSTRACT SHIELD DESIGN; and (3) SHIELD DESIGN
U.S.: Pages 2-3 Foreign: Pages 4-17
As of May 31, 2009

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARKS:
including the term SKECHERS
As of May 31, 2009
SKECHERS
AND MARKS INCLUDING THE TERM “SKECHERS”

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING	& DATE	STATUS
SKECHERS	07074	SKECHERS	74/330,368 11/12/1992	1,851,977 08/30/1994	REGISTRATION RENEWAL DUE 08/30/2014
03/27/04 — Notice of Acceptance, Notice of Renewal.

					Class 25 — Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing; namely, t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.

SKECHERS and megaphone design	09615		75/149,232 8/12/96	2,116,997 11/25/97	ABANDONED REGISTRATION NEXT RENEWAL DATE: 11/25/2007

SKECHERS (BAGS)	09758	SKECHERS	75/178,756 10/08/96	2,145,468 03/17/98	REGISTRATION RENEWAL DUE 03/17/2018
03/24/08 — Sent Acceptance of Renewal to SKX.

					Class 18 — Leather and non-leather bags, namely, purses, handbags, fanny packs, wallets, briefcases, briefcase-type portfolios, tote bags, luggage, shopping bags and gym bags

“SKECHERS USA” Class 25 — Footwear	09828	SKECHERS USA	75/220,099 12/31/96	2,105,579 10/14/97	REGISTRATION RENEWAL DUE 10/14/2017 11/27/07 — Sent Notice of Acceptance of Declaration and Renewal to SKX. Class 25 — Footwear.

“SKECHERS USA, S FOOTWEAR AND DESIGN Class 25 — footwear	10692	75/449,285 3/12/98	2,362,883 6/27/00	REGISTRATION RENEWAL DUE 06/27/2010
04/26/06 — Sent to SKX the Notice of Acceptance and Acknowledgement of Section 8 & 15.
04/25/06 — Received Notice of Acceptance of Section 8 and Notice of Acknowledgement of Section 15.
01/16/06 — Filed DAU online with the PTO.
01/13/06 — Received signed, notarized DAU from SKX.
01/05/06 — Sent DAU to SKX.
					12/29/05 — Requested specimens required to file DAU.

USSM: SKECHERS	10800	SKECHERS	75/557,323 9/23/98	2,313,660 2/1/2000	REGISTRATION RENEWAL DUE 02/01/2010
03/17/06 — Sent Acceptance of DOU to SKX.
03/14/06 — Received Notice of Acceptance of DOU.
10/24/05 — Filed declaration of use online.
10/14/05 — Skechers requested we prepare DOU. Prepared DOU and sent to Skechers to sign and return. Skechers suggested using their website for specimen. 10/07/05 — Informed Skechers the DOU is due.

					Class 25 — Retail services for sales of footwear and clothing sold in stores, via a global computer information network and through mail order catalogs, and providing information in a wide variety of fields by means of a global, computer information network.

USTM (ITU) STRETCH-FIT BY SKECHERS	12444	STRETCH-FIT BY SKECHERS	76/169,823 11/20/00		ABANDONED 06/27/03 PURSUANT TO FAX FROM PHIL 25 for apparel

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING	& DATE	STATUS
USTM (DIV) STRETCH-FIT BY SKECHERS div of 12444	13347	STRETCH-FIT BY SKECHERS	75/982,506 11/20/00	2,643,653 10/29/02	ABANDONED PER JIM EMAIL OF 08/11/2008 DOU DUE 10/29/2008 REGISTRATION RENEWAL DUE 10/29/2012 07/10/08 — Sent DOU letter to SKX Class 25 — Footwear

USTM: (ITU) SKECHERS MEN’S USA	12530	SKECHERS MEN’S USA	76/193,552 01/16/01		ABANDONED 06/27/2003

“JAMMERS BY SKECHERS”	12035	JAMMERS BY SKECHERS	76/021,297 April 10, 2000		ABANDONED 04/11/2001 03/15/01 — Sent Express Abandonment to PTO. Sent copy to Surf Line’s counsel — for footwear

USTM: (ITU) THAT TOO FROM SKECHERS	12748	THAT TOO FROM SKECHERS	76/255,479 05/14/01		ABANDONED 11/14/2001

USTM (ITU) S SKECHERS COMFORT and design for apparel	12828		06/308,062 09/04/01		ABANDONED 01/16/2003

USTM (ITU) QUADS BY SKECHERS	12849 Class	QUADS BY SKECHERS	76/291,241 07/30/01		ABANDONED 01/25/02 Classes 25 and 28

USTM (USE) S SKECHERS COMFORT and design			76/313,102 09/10/01	2,668,481 12/31/02	CLOSED PER JIM EMAIL OF 11/11/2008 REG. RENEWAL DUE 12/31/2012 11/11/08 — Received instructions to abandon the mark due to non-use Class 25 — Footwear.

USTM SKECHERS	13709	SKECHERS	78/155,941 08/20/02	2,789,863 12/02/2003	REGISTRATION RENEWAL DUE 12/02/2013 04/30/09 — Sent Acceptance of Declaration to SKX. Class 14: watches, namely wrist and pocket watches; and clocks, in class 14.

USTM (USE) SKECHERS	13710	SKECHERS SPORT	78/158,540 08/28/02	2,734,901 07/08/2003	REGISTRATION RENEWAL DUE 07/08/2013
10/27/08 — Received Notice of Acceptance of DOU.
10/08/08 — Filed DOU application with PTO.
07/28/08 — Sent Declaration to SKX for signature.
07/28/08 — Received instructions to prepare Declaration.
07/10/08 — Sent DOU letter to SKX.

					Class 25 — Footwear.
USTM SKECHERS SPORT 25 for apparel	13711	SKECHERS SPORT	78/155,948 08/20/2002	3,146,139 09/19/2006	DOU OPEN 09/19/2011 — DUE 09/19/2012 RENEWAL OPEN 03/19/2015 — DUE 03/19/2016 10/03/06 — Sent org. reg. certificate to SKX.

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING	& DATE	STATUS
USTM SKECHERS SPORT 14 for wrist and pocket watches	13712	SKECHERS SPORT	78/155,951 08/20/02	3,139,720 09/05/2006	DOU OPEN 09/05/2011 — DUE 09/05/2012 RENEWAL OPEN 09/05/2015 DUE 09/05/2016 09/25/06 — Sent original certificate of reg. to SKX. Class 14 — Watches namely wrist and pocket watches.

USTM (Use Based) SKECHERS COLLECTION	13713	SKECHERS COLLECTION	78/156,800 08/22/2002	2,756,217 08/26/2003	FILE CLOSED PER JIM EMAIL OF 03/13/2009 DOUE DUE 08/26/2009 REGISTRATION RENEWAL DUE 08/26/2013 Class 25 footwear First Use: 06/30/1998

USTM (ITU) SKECHERS COLLECTIONS 25 for appeal	13714	SKECHERS COLLECTION	78/155,959 08/20/2002	ABANDONED 10/10/22 PER PHIL FAX
10/03/05 — Fax to Phil informing that we will abandon the application unless we receive instructions otherwise
05/24/05 — LM with Phil requesting meaning of note — should we abandon application or just hold off filing the RET until October?
					05/20/05 — Received handwritten note from Phil “Abandon for now when it comes up again.”

USTM (ITU) SKECHER USA 25 for apparel	13716	SKECHERS USA	78/155,970 08/20/2002		ABANDONED PER PHIL FAX 08/25/2005 08/25/05 — Phil Instructed us to abandon when RET comes due.

USTM (ITU) SKECHERS USA	13717	SKECHERS USA	78/155,980 08/20/2002		ABANDONED PER PHIL. FAX 06/06/2005 Due Date to File Fourth RET or SOU is July 29, 2005. 06/06/05 — Handwritten request from Phil to abandon the application. 14 far wrist and pocket watches

USTM (ITU) SKECHERS LOVE THE SHOES Class 25 — Footwear and apparel, namely, men’s, women’s and children’s clothing and outerwear, namely, tops, shirts, t-shirts, knit shirts, sweat-shirts, sweaters, sports shirts, sports jerseys, bottoms, pants, sweat-pants, trousers, shorts, jackets, coats.	18917	77/361,307 12/28/2007	Not registered	2nd RET OR SOU DUE 01/22/2010
04/28/09 — Received approval of RET from PTO.
04/21/09 — Filed RET with PTO.
04/21/09 — Received instructions to file application.
04/20/09 — Sent reminder.
01/27/09 — Received approval of 1st RET.
01/20/09 — Filed 1st RET with PTO.
10/16/08 — Sent reminder to file RET.
07/25/08 — Received Notice of Allowance.
04/16/08 — Received Notice of Publication.
02/28/08 — Filed response to office action.
02/22/08 — Received Examiner’s Amendment from PTO.
12/28/07 — Filed ITU application with PTO.
12/13/07 — Sent ITU application for signature.
					12/12/07 — Received instructions to file application.

	DKT	DESIGN OF	SERIAL NO.	REG. NO.
COUNTRY	NO.	MARK	FILING	& DATE	STATUS
USTM (ITU): SKECHERS HOT FUDGE Class 16 — Publications, namely, comic books, comic magazines, cartoon prints, graphic novels and printed stories in illustrated form featured in books and magazines. Class 25 — Footwear.	18922	77/361,344 12/28/2007	Not registered	2nd RET OR SOU DUE 07/15/2009
01/22/09 — Received approval of 1st RET.
01/12/09 — Filed 1st RET with PTO.
10/15/08 — Sent reminder to SKX.
09/27/08 — Sent reminder to SKX.
09/16/08 — Sent reminder to SKX.
07/17/08 — Received Notice of Allowance.
04/11/08 — Received Notice of Publication.
02/22/08 — T/C/ with Examiner to claim ownership of registrations.
02/22/08 — Received Examiner’s Amendment from PTO.
12/28/07 — Filed ITU application with PTO.
					12/15/07 — Sent ITU application for signature.

USTM (ITU): SKECHERS Class 09 — Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains	19906	Word Mark	77/621,929 11/25/2008	Not registered	FOREIGN FILING DUE 05/26/2009 03/03/09 — Published for opposition. 02/17/09 — Received Notice of Publication. 11/25/08 — Filed trademark application with PTO.

USTM (ITU): SKECHERS Class 25 — Clothing, namely, uniforms, tops, vests, pants, dresses, skirts, jackets, lab coats, headwear and non-surgical scrubs worn by nurses and other medical and health care professionals.	19970	Word Mark	77/651,575 01/16/2009	Not registered	FOREIGN FILING DUE 07/16/2009
05/26/09 — Notice of Publication.
05/01/09 — Received Examiner’s Amendment.
05/01/09 — T/C with Examiner.
03/19/09 — Filed response to Office Action.
03/04/09 — Office Action.
					01/16/09 — Filed application with PTO.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Algeria SKECHERS	08535	25	950118 01/30/1995	048630 01/30/1995	REGISTRATION RENEWAL DUE 01/30/2015 Class 25 — Apparel

Argentina SKECHERS	08713	25	1.971.673	2040500 09/01/2005	REGISTRATION RENEWAL DUE 09/01/2015 09/17/07 — Sent Renewal certificate arid Assignment to SKX. Class 25 — All goods in Class 25.

Australia SKECHERS	07081	25	A593457 10/25/93	A593457 11/12/92	REGISTRATION RENEWAL DUE 12/30/2009
04/19/09 — Assoc. confirmed the registration is in the name of Skechers U.S.A., Inc. II.
04/17/09 — Received renewal filing receipt from CPA.
04/10/09 — Instructed assoc. to prepare assignment.
04/07/09 — Instructed CPA to renew registration.
01/04/02 — Received Assignment recorded in the Australia PTO transferring all trademarks and patent (docket 12644) to Skechers II.

					Class 25: Men’s, women’s and children’s footwear, clothing and headgear.

Australia SKECHERS	14364	18	939134[ILLEGIBLE] 01/03/2003	939134 09/01/2003	REGISTRATION RENEWAL DUE 01/03/2013
Continuous Use Due 01/03/2006

					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Austria SKECHERS	07496	25	AM4472/93 9/22/93	150.025 11/18/93	REGISTRATION RENEWAL DUE 11/30/2013 11/13/06 — Advised SKX of recordation. 11/09/06 — Received notice of recordation from assoc. Class 25: footwear and apparel Class 28: roller skates

Austria SKECHERS	14365	18	8356/2002 12/30/02	214449 12/19/03	REGISTRATION RENEWAL DUE 12/31/2013
Continued Use Due 12/19/2008
					Class 18: leather and leather imitations as well as goods thereof (as far as not included in other classes), especially bags, pouches and cases; all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, purses, briefcases, luggage, garment bags for travel, toilette bags and gymnastic bags.

Bahamas SKECHERS	08527	38	17,099 1/07/95	17,099 02/07/95	REGISTRATION RENEWAL DUE 02/07/2009
01/28/09 — Received renewal application and assignment filing receipts.
01/26/09 — Assoc. confirmed receipt of signed assignment forms.
01/15/09 — Sent signed assignment forms to assoc.
12/30/08 — Sent assignment forms to SKX.
12/22/08 — Received assignment forms from assoc.
					12/21/08 — Instructed assoc. to renew registration.

Bahrain SKECHERS	08522	25	19234 08/16/95	19234 8/16/95	REGISTRATION RENEWAL DUE 08/16/2015 06/28/05 — Received Certificate of Transfer of Ownership to Skechers II. Class 25: Readymade garments and foot wear of all kinds.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Benelux SKECHERS	07124	25	792.194 01/27/93	525.508 01/27/93	REGISTRATION RENEWAL DUE 01/27/2013 Continued Use Due 01/27/2008

Benelux SKECHERS	14366	18	1024309 12/23/02	0721044 05/06/03	REGISTRATION RENEWAL DUE 12/23/2012 Compulsory Use Due 12/23/2007

Bermuda SKECHERS	08528	25	26646 01/19/95	26646 1/19/95	REGISTRATION RENEWAL DATE 1/19/2016

					Goods: Shoes, socks, tops, bottoms, shirts, pants, jeans, overalls, t-shirts, sweatshirts, tank tops, polo shirts, jackets, blazers, coats, parkas, caps, belts and suspender, all included in class 25.

Bolivia SKECHERS	08529	25	0039 01/06/1995	62910-C 02/12/1997 Renewal No. 69153-A 02/12/2007	REGISTRATION RENEWAL DUE 02/12/2017 02/28/08 — Sent renewal certificate to SKX. Class 25 — Clothing, footwear, headgear.

Bolivia SKECHERS	14367	18	SM-0034 01/09/03	94774-C 07/06/04	REGISTRATION RENEWAL DUE 07/06/2014 Class 18: All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Bosnia- Herzegovina SKECHERS	15601	25	BAZ 048189A 10/20/04	11/23/04 — Confirmation from associate that POA filed on 11/16/04.
11/12/04 — Confirmation from associate that POA received.
11/09/04 — Sent Originally signed POA to associate for filing.
10/30/04 — Received fax from associate confirming mark filed on 10/20/04.
10/29/04 — Emailed pdf POA to Jim.
10/29/04 — Received POA filing particulars from associate.
10/28/04 — Email request to associate for POA and filing particulars.
10/27/04 — Prepared and sent status report to Jim re 15601, 15602, 15603 and 15607.
10/18/04 — Email to associate with ID of goods. Confirmation of receipt of new instructions from associate.
10/14/04 — SKX requested we file for application for purposes of opposition. Mike Harris emailed request for application. Also we emailed our instructions to hold off filing application for amended identification of goods.
					In class 25 for clothing, footwear, headgear (i.e., the class heading)

Botswana SKECHERS	08517	25	93/8134	S.A. 14 330 09/14/93	REGISTRATION RENEWAL DUE 09/14/2013
Continued Use Due 09/14/2008
**Assigned to Skechers II August 8, 2003**
					Class 25: Footwear, headgear and clothing for men, women and children, including t-shirts, sweatshirts, sweatpants, shorts and hats.

Brazil SKECHERS	08833	28	818.752.971 04/07/98	818752971 04/07/1998	REGISTRATION RENEWAL DUE 04/06/2008
10/04/07 — Assoc. confirmed instructions to file renewal.
09/25/07 — Assoc. confirmed receipt
09/25/07 — Instructed assoc. to renew registration.

					Class 28 — Articles for gymnastics, sport, hunting, fishing, except clothes and clothing accessories.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Brazil Skechers	07080	25	817.317.130 03/02/1993	Not registered	02/23/09 — SKX instructed assoc. to proceed as proposed. 02/20/09 — The Reporting Minister accepted Lima Roupas’ Internal Appeal. Assoc. recommends preparing a summary and interview with the RM.
Class 25 for apparel					11/26/08 — Received notice that Lima Roupas’ arguments were rejected by newly appointed Reporting Minister.
05/06/08 — Assoc. confirmed instructions.
05/06/08 — Lima Roupas filed both interlocutory appeals.
04/18/08 — Vice President of the Federal Court of Appeals rejected Lima Roupas’ special and extraordinary appeals.
04/10/07 — Analysis of registrability has been published in the Official Gazette.
12/06/06 — Received list of known companies interested in becoming distributor/licensees of SKX over the years.
12/05/06 — Req. status report of application from assoc.
12/05/06 — Received Brazil sales numbers from SKX.
12/04/06 — Received Lima Roupas file w/ website sketch.com.br.
12/01/06 — Received copies of 2005 annual report from SKX.
11/29/06 — Req. recommendation re initiating compiling evidence and preparing reply.
11/28/06 — T/C with Diego re favorable decision.
11/27/06 — Req. assoc. to generate invoices to SKX in the name of SKX.
11/27/06 — Requested status of interview with Reporting Appeal Judge.
11/13/06 — SKX reiterated to keep the Brazil applications a priority.
11/13/06 — Advised status of pending judgment to SKX.
11/09/06 — SKX advised assoc. that K&L is handling all matters.
11/09/06 — Req. SKX to advise assoc. that K&L is handling all matters in Brazil from now on.
11/08/06 — Received status from assoc. advising the application was rejected based on Lima Roupas’ registrations.
11/06/06 — SKX instructs making this a priority.
11/06/06 — Advised SKX the adverse will seek a further order from the Appellate Judge.
11/03/06 — T/C with Jim re make this application a priority. 10/25/06 — SKX instructs assoc. to proceed as proposed.
10/25/06 — Assoc. advised the Examiner would not modify the publication unless he receives an order from the PTO’s Federal Prosecutor and recommended filing a second petition to convince the appeal judge to issue a clear order to the PTO.
09/19/06 — SKX instructs assoc. to proceed as proposed.
09/19/06 — Assoc. advised the application was suspended due to the court action.
08/28/06 — Assoc. advised the application was rejected based on Lima Roupas’ reg. SKETCH. Assoc. filed administrative appeal which is currently pending.
06/28/06 — Advised assoc. to file petitions with the appeal judge requesting that the PTO grant both “30 and ‘313 registrations.
06/23/06 — Requested assoc. to file petition to grant registration.
06/23/06 — Assoc. confirmed the court of appeal’s decision was published in the gazette and Lima Roupas filed a petition to amend the judgment.
04/25/06 — Assoc. advised filing an opposition when the application is published.
04/20/06 — Advised SKX of allowance of application by Lima Roupas for SKETCH MENS.
04/20/06 — Assoc. informed an application was allowed for SKETCH MENS COLLECTION owned by Lima Roupas.
01/17/06 — Email to SKX instructing to give authorization to access SKX files in Brazil.
01/17/06 — T/C with Andrew Bellingall re application pending in Brazil PTO.
01/16/06 — T/C with Jim re status of Argentina and Bulgaria applications.
01/11/06 — Requested status from associate re Lima Roupas filing a writ of mandamus.
03/31/04 — Requested associate to provide us with a status of Skechers’ trademark registrations and applications since I ewin is no longer handling the files.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Brazil SKECHERS	14368	18	825194636 01/08/2003	05/09/07 — Assoc. confirmed filing petition contesting the Examiner’s decision to put the application on hold.
01/17/06 — Email to SKX requesting SKX to give authorization to Brazil associate to confer with K&L regarding files in Brazil.
09/16/03 — Associate informed the application was published August 26, 2003 for a 60 day opposition period. It should take another 36 months from the end of publication to receive the registration certificate.
02/27/03 — Associate advised the mark was published for opposition on February 25, 2003 for a 60 day period. However, there will be a 30 month delay in receiving results from the publication or registration.
01/06/03 — Associate acknowledged receipt of request and will file application.
12/19/02 — Sent letters to associates re filing an application.
11/18/02 — Skechers authorized foreign filing in 47 countries.

Brazil	17295	25	828206732 03/06/2006	N/A	01/15/07 —T/C with Jim. 01/10/07 — Assoc. confirmed receipt of PI registration.
SKECHERS					01/08/07 — Sent certified copy of PI registration to assoc.
BEACH					01/08/07 — Received certified copy of Philippines registration for SKECHERS.
01/08/07 — Assoc. confirmed receipt of Declaration of Doug Parker.
01/04/07 — Assoc. confirmed the answers to the oppositions were filed on December 28, 2006.
01/02/07 — Sent Declaration and certified copy of CTM SKECHERS registration to assoc.
01/02/07 — Received Declaration of Doug Park from Parasec.
12/28/06 — Deadline to Answer Opposition
12/28/06 — Advised assoc. to file the replies without the Paqueta declaration.
12/21/06 — Assoc. confirmed amended declaration
12/20/06 — Sent draft declaration to SKX and assoc. for review.
12/20/06 — Assoc. confirmed to not use the Sabara agreement as a reference. Received Declaration.
12/19/06 — Sent notarized Affidavit for legalization. 12/18/06 — Received notarized Affidavit from SKX.
12/18/06 — SKX advises not to use Sabara agreement.
12/18/06 — Advised assoc. to refer to the Sabara agreement of 1998 for similar arguments.
12/18/06 — Assoc. confirmed the SKECHERS BEACH opposition is also filed by Lima Roupas.
12/18/06 — Assoc. advises the document be legalized for representation in court.
12/15/06 — Received affidavit from SKX.
12/13/06 — Received draft affidavit from assoc.
12/05/06 — Sent documents and evidence to assoc. to prepare replies.
12/01/06 — Received annual reports from SKX.
11/28/06 — Advised SKX the opposer is Lima Roupas.
11/15/06 — Advised assoc. we are preparing evidence in anticipation of what will probably be in each opposition.
11/08/06 — Assoc. advised an opposition was filed against this mark.
11/06/06 — SKX instructed to stay on top of this file.
11/06/06 — Advised SKX the opposer may be Lima Roupas.
11/03/06 — Assoc. confirmed an opposition was filed against the mark.
08/28/06 — Assoc. advised the application has published for opposition on 04/18/2006.
05/16/06 — Requested associate to advise of status of prosecution of application.
05/03/06 — Opened file for the mark S Design tor footwear in Class 25.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Brazil	17296	25	828206759 03/06/2006	N/A	06/13/07 — Assoc. filed a supplementary petition. 12/28/06 — Assoc. filed a response to opposition.
SKECHERS					10/31/06 — An opposition was filed against SKX’s mark.
SPORT					12/26/06 — Deadline to Answer Opposition
					11/15/06 — Advised assoc. we are preparing evidence in anticipation of what will probably be in each opposition.
					11/08/06 — Assoc. advised an opposition was filed against this mark.
					11/06/06 — SKX instructed to stay on top of this file.
					11/06/06 — Advised SKX the’ opposer may be Lima Roupas.
					11/03/06 — Assoc. confirmed an opposition was filed against the mark.
					08/28/06 — Assoc. advised the application has published for opposition on 04/18/2006.
					05/16/06 — Requested associate to advise of status of prosecution of application.
					05/03/06 — Opened file for the mark S Design for footwear in Class 25.

Bulgaria SKECHERS	12451	25	Nr. 52190 11/14/00		04/10/09 — Recommended Todor attend the hearing of April 28, 2009. 01/15/09 — Instructed assoc. to complete prosecution of application because Sabra’s mark is now cancelled.
					05/02/07 — Req. status of each proceeding separately from both Bulgaria assoc.
					04/24/07 — Assoc. advised the Sofia Court of Appeals decided the decision is entirely in favor of Skechers.
					03/09/07 — Received translation of the request for prohibition for the use of the mark of Haled Sabra.
					01/24/06 — Email from associate informing the application has been suspended due to an opposition by Haled Sabra.
					01/23/06 — Requested status of application.
					08/25/03 — Sent letter to Skechers informing them of cost of appeal in opposition. Informed that there may be an impediment to obtaining registration of the mark if no appeal is filed.
					07/11/01 — Sent letter to Assoc. requesting status.
					11/14/00 — Application filed in Bulgaria.
					11/8/00 — Sent Application Request to Associate in Bulgaria via fax and mail.
					11/8/00 — Paccione instructed to open trademark file in Bulgaria.

Bulgaria SKECHERS	14369	18	NR. 62675 01/14/03	62675 08/13/04	REGISTRATION RENEWAL DUE 01/14/2013 Class 18: All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Canada SKECHERS	07325	25	718,019 11/30/92	451,434 12/08/95	REGISTRATION RENEWAL DUE 12/08/2010

Men’s, women’s and children’s footwear, namely shoes and boots; and men’s and women’s and children’s clothing, namely, t-shirts, sweatshirts, sweat-pants, socks, shorts and hats
					Men’s women’s and children’s footwear, namely shoes and boots.

CANADA TM:	13718	14	1,153,167	TMA629,731 01/07/2005	REGISTRATION RENEWAL DUE 01/07/2020 Declaration of Use Due 09/25/2005
SKECHERS 14 for wrist and pocket watches					Class 14: watches, namely wrist and pocket watches; and clocks.

CANADA TM: SKECHERS	14370	18	1,164,482 01/14/03	TMA655,623 12/21/2005	REGISTRATION RENEWAL DUE 12/21/2020 Class 18 — leather and non-leather bags, namely, purses, handbags, fanny packs, wallets, briefcases, briefcase-type portfolios, tote bags, luggage and gym bags.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
CANADA TM: SKECHERS SPORT	13719	25	1,153,170	Not registered	ABANDONED PER MAL EMAIL OF 09/11/2008 Class 14 — Watches. Class 25 — Apparel.

CANADA TM:	14073	25	1,168,264 02/21/03	TMA 616,036 07/29/2004	REGISTRATION RENEWAL DUE 07/29/2019 Class 25: Footwear, namely shoes.
SKECHERS			Old App:
SPORT			1,156,762 09/18/02

CANADA TM:	13721	25	1,153,169		ABANDONED PER JIM EMAIL OF 08/24/2006
SKECERS COLLECTION 25 apparel

CANADA TM:	14074	25	1,174,789 04/14/03	TMA 615,940 07/28/2004	REGISTRATION RENEWAL DUE 07/28/2019 Class 25: Footwear, namely shoes.
SKECHERS COLLECTION			Old Filing No.:
			1,156,763 09/18/02

CANADA TM:	13722	25 14			ABANDONED PER JIM EMAIL OF 09/25/2006 09/25/08 — SKX instructed to aboandon application.
SKECHERS USA 25 apparel 14 watches

CANADATM: SKECHERS (Class 9)	19907	09	1,420,105 12/01/2008	Not registered	12/05/08 — Received filing receipt.
11/27/08 — Assoc. confirmed instructions.
11/25/08 — Instructed assoc. to file application.

					Class 09 — Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.

			SERIAL NO./	REG. NO/
COUNTR.	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Chile SKECHERS	07478	25	257.478 10/29/93	513.349 Reg. Date: 5/27/98	REGISTRATION RENEWAL DUE 05/27/2008 03/13/08 — Received renewal filing receipt from assoc. 09/24/07 — Assoc. confirmed instructions to renew.
					09/17/07 — Instructed assoc. to renew registration.
					09/12/07 — Received reminder to file renewal.
					10/24/06 — Sent to SKX the notice of recordation.
					10/24/06 — Received notice of recordation from assoc.
					07/20/06 — Received filing receipt for filing assignment.
					06/02/06 — Assoc. confirmed receipt of signed POA and Assignment.
					05/30/06 — Sent to assoc. the legalized Power and Assignment form.
					05/30/06 — Received legalized Power and Assignment from Parasec.
					05/01/06 — Sent Power and Assignment to Parasec for legalization.
					05/01/06 — Received notarized Power and Assignment form from SKX.
					04/12/06 — Sent to SKX amended POA/Assignment for the signature of David Weinberg.
					04/12/06 — Received signed POA/Assignment from SKX.
					04/04/06 — First Reminder to SKX re P.O.A. and Assignment for signature/notarization.
					03/06/06 — Sent to SKX the POA and assignment for signature/notarization.
					03/06/06 — Received POA and assignment document from associate.
					02/11/06 — Requested associate to prepare an assignment to transfer to SKX II.

Chile SKECHERS	14371	18	593.904 01/07/03	666.939 06/10/2003	REGISTRATION RENEWAL DUE 067/10/2013
Continued Use Due 06/10/2008
					Class 18: sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Chile SKECHERS	15668	35	666957 11/22/04	725.588 05/17/05	REGISTRATION RENEWAL DUE 05/17/2015
Continued Use Due 05/17/2010

					Class 35: retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail services featuring footwear and clothing.

China: SKECHERS Class 9 — Eye glasses; sunglasses; pince-nez chains; pince-nez cases; eyeglass cases; spectacles [optics]; spectacle frames; eyeglass frames; pince-nez mountings; contact lenses.	17600	09	5556457 08/21/2006	Not registered	03/16/09 — Assoc. confirmed instructions.
03/16/09 — Instructed assoc. to file a review of the decision with the Trademark Office.
03/13/09 — Received office action.
03/09/07 — Received filing receipt from assoc.
09/28/06 — Assoc. advised application nos. will be available three months after initial filing.
09/28/06 — Requested application no. from associate.
09/13/06 — Received filing receipt from assoc.
08/22/06 — Assoc. confirmed filing of application in Class 9.
08/18/06 — Assoc. confirmed instructions to file an application to register the mark in Class 9.
08/17/06 — Instructs assoc. to file an application to register the mark SKECHERS in Class 9.
08/16/06 — Advises SKX to file an application in China in Class 9.
					08/16/06 — SKX instructs filing an opposition against the mark SKETCHERS in China in Class 09 filed by Tang Feng.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
China SKECHERS - in Chinese script	10023	25	9800044231 5/4/98	1717145 02/20/02	REGISTRATION RENEWAL DUE 02/20/2012 *Transferred to Skechers II* 03/10/03 — Received certificate of assignment stating the assignment was filed on 9/12/02 under filing number 200226058

China SKECHERS	07087	25	93014059 3/5/93	696968 07/07/94	REGISTRATION RENEWAL DUE 07/06/2014
05/27/08 — Sent certified copies of registrations to SKX.
05/15/08 — Received certified copies of registrations.
03/12/08 — Assoc. confirmed instructions to obtain certified copies of registrations.
01/11/07 — Sent renewal certificate to SKX.
01/11/07 — T/C with Jim.

					Class 25: Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.

China SKECHERS Class 18 — Bags.	14372	18	3423766 01/02/2003	Associate informed it will take about two years for the decision to be made.
07/06/04 — Requested associate to inform us whether the TRAB approved the suspension pending the opposition and the suspension deadline, if any.
07/05/04 — Associate informed they filed the review arguing that Skechers is the true owner of the captioned mark and raised opposition against cited mark of Taite Handbags which is still pending. Requested TRAB to suspend examination of this application until the decision on the opposition is issued.
Deadline to File Review is June 25, 2004.
06/22/04 — Sent POA to associate.
06/15/04 — Requested associate to file a review in response to the OA and bring to the examiner’s attention the fact that we filed an opposition to the cited application. Sent POA to Skechers to sign and return ASAP.
06/15/04 — Associate informed the mark was refused based on the mark owned by Taite Handbag Factory. Associate requested whether Skechers wants to file a review.
01/29/04 — Application is pending due to Skechers’ opposition against Taite Handbag Factory (docket 13441). Since no decision has been rendered in the pending opposition, the mark is on suspension. It could take two years for a decision to be made.
01/26/04 — Sent email to associate requesting status.
01/03/03 — Associate confirmed receipt of request and filed the application.
12/19/02 — Sent letters to associates re filing an application.
					11/18/02 — Skechers authorized foreign filing in 47 countries.

China SKECHERS Class 14	19436	14	Not filed	Not registered	06/06/08 — Assoc. confirmed receipt of filing application. 06/04/08 — Instructed assoc. to file application.

China SKECHERS Class 09	19934	09	7115666 12/16/2008	Not registered	03/30/09 — Received filing receipt.
02/13/09 — Assoc. confirmed receipt of certified document.
02/10/09 — Sent certified document to assoc.
12/16/08 — Assoc. confirmed filing of application.
12/14/08 — Instructed assoc. file application.
					12/11/08 — Received instructions to file application in Class 09.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Colombia SKECHERS	07497	25	93420078 11/26/93	Resolution No. 19538	REGISTRATION RENEWAL DUE 05/17/2014
				Cert. No. 159046 05/17/94	Class 25: men’s women’s and children’s footwear and men’s, women’s and children’s clothing; namely, t-shirts, sweatshirts, sweatpants, socks, shorts and hats.

Colombia SKECHERS	14373	18	03-002.956 01/17/03	277.497 11/25/2003	REGISTRATION RENEWAL DUE 11/25/2013

					Class 18: All purpose shorts and travel bags, backpacks, tote bags, carry-on bags, hand bags, fanny packs, wallets, briefcase, luggage, and garment bags for travel, leather and non-leather bags, namely, purses, hand bags, fanny packs, wallets, briefcase-type portfolios, tote bags, luggage, shopping bags and gym bags.

Costa Rica SKECHERS	08526	25	103284 08/20/1997	REGISTRATION RENEWAL DUE 8/18/2017
05/08/09 — Assoc. confirmed transfer of rights to SKX II.
03/26/09 — Req. status of recordal of assignment.
12/04/08 — Sent renewal certificate to SKX.

					Class 25 – All types of clothing and footwear, for men, women and children, namely, t-shirts, sweat-shirts, sweatpants, socks, shorts and hats.

Croatia SKECHERS	08510	25	Z950465A 3/06/95	Z950465 3/06/95	REGISTRATION RENEWAL DUE 03/06/2015
**Assigned to SKX II OCtober 27, 2003 **
					Class 25: men’s women’s and children’s apparel, namely shirts, sweat pants, sweat shirts and footwear, stockings, shorts and hats.

Croatia SKECHERS	14374	18	Z20030068A 01/23/03		ABANDONED 10/31/03 PURSUANT TO REQUEST FROM SKECHERS

CTM SKECHERS	14375	18	2 992 535 12/03/02	2,992,535 09/29/04	REGISTRATION RENEWAL DATE: DECEMBER 30, 2012
CONTINUED USE DUE SEPTEMBER 29, 2009
01/19/05 — Email & DHL to Lindley enclosign Cert of Registration for her use in preparing CTM (3 Classes) application (15681).

					Class 18: goods made of leather and imitations of leather, all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
CTM SKECHERS 3 Classes	15681	25 18 35	004307691 02/15/05	4307691 02/15/2005	REGISTRATION RENEWAL DUE 02/14/2015
08/14/06 — Sent reg. certificate to SKX.

					Class 25 — Clothing, footwear, headgear; clothing for men, women and children; t-shirts, sweatshirts, training trousers, socks, shorts; footwear for men, women and children; headgear, hats; boots, shoes and slippers.

					Class 18 — Leather and imitations of leather and goods made of these materials; bags and trunks, sports and travel bags, all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, bumbags, fanny packs, wallets, briefcases, luggage garment bags for travel, shopping bags, rucksacks, theatre bags, belt bags, purses, kitbags, ragbags, hip flasks.

					Class 25 — Catalog sales of footwear and clothing; advertising; commercial business management office work; distribution of publicity material and samples; newspaper subscription services for third parties; consultancy regardings the retail of footware, accessories and clothing; business information, advice and research; accountancy; document reproduction; employment agencies; document management; organization of exhibitions for commercial purposes or publicity; retail services for footwear and clothing via retail stores and the internet; selection and presentation of goods in catalogs.

CTM SKECHERS Class 09	19908	09	7421746 11/26/2008	Not registered	01/08/09 — Assoc. confirmed receipt of certified document.
01/05/09 — Sent certified document to assoc.
12/17/08 — Ordered certified document.
11/27/08 — Received filing particulars.
11/25/08 — Instructed assoc. to file application.
					11/24/08 — Received instructions to file application.

Cyprus SKECHERS	07840	25	39857 02/24/94	39857 02/24/97	REGISTRATION RENEWAL DUE 02/23/2015 08/31/01 — Received certificate of renewal. Sent original to Skechers. Previous Registration Renewal Date 02/24/2001

					Registration is renewable for fourteen-year successive periods thereafter.

Czech Republic	07479	25	9383510 10/15/93	183329 10/13/93	REGISTRATION RENEWAL DUE 10/13/2013

SKECHERS

Denmark SKECHERS	07459	25	VA 05.613 1993 9/2/93	07.8801993 11/5/93	REGISTRATION RENEWAL DUE 11/05/2013 Continued Use Due 11/05/2008 Class 25: all goods.

Denmark	14376	18	VA 2003 00013	VR 2003 00547	REGISTRATION RENEWAL DUE 03/11/2013
SKECHERS			01/03/03	03/12/03	Goods: All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel

Dominican Republic	17109	25	2006-13510 02/24/2006	155632 08/14/2006	REGISTRATION RENEWAL DUE 08/13/2016 10/18/06 — Sent original certificate to SKX.

SKECHERS					Class 25 — Footwear and apparel

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Dubai	08524	25	14206 12/23/95		ABANDONED FILE CLOSED 1/11/99
SKECHERS

Ecuador	09877	25	75453 1/29/97	10036-01 03/29/2001	REGISTRATION RENEWAL DUE 03/29/2011 Class 25 — Shoes, apparel and all goods in Class 25.
SKECHERS

Ecuador	14377	18	130326 01/13/03	23397 06/24/03	REGISTRATION RENEWAL DUE 05/19/2013 Continuous Use Due 05/19/2006
SKECHERS
					Class 18: all-purpose bags, backpacks, bags, handbags, luggage and design travel bags.

Egypt	08516	25	93930 01/09/95	93930 07/02/00	REGISTRATION RENEWAL DUE 01/08/2015 Continued Use Due January 8, 2010
SKECHERS					Class 25: men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely, t-shirts, sweatshirts, sweatpants, socks, shorts and hats in class 25.
					**Assigned to Skechers II. **

El Salvador	08530	25	242/95 01/17/95	245 2/20/98	REGISTRATION RENEWAL DUE 02/20/2018 05/14/08 — Sent renewal certificate to SKX.
SKECHERS
					Class 25 — Dresses, including boots, shoes and slippers.

Estonia SKECHERS	14946	25	M-2003- 01563 10/09/2003	40195 11/03/04	REGISTRATION RENEWAL DUE 11/01/2014 06/14/07 — Assoc. confirmed receipt. 06/14/07 — Advised assoc. to release all of the shoes.
					06/11/07 — SKX advised the shoes are authentic and should not be seized.
					06/11/07 — Advised SKX.
					06/11/07 — Received notice of seizure of shoes in Estonia.
					11/22/04 — Send registration to Skechers.
					11/18/04 — Received registered trademark and certificate from associate.
					08/02/04 — Publication date of mark in Estonia.
					07/20/04 — Requested associate to pay the registration fees.
					10/10/03 — Sent signed poa to associate via fax and mail.
					10/09/03 — Associate confirmed they filed the application.
					10/08/03 — Sent letter to new associate requesting they file application. Sent POA to Skechers to sign and return.
					10/07/03 — Received contact information for possible associate in this country. Sent email requesting whether they will handle the file in their country on behalf of Skechers.
					10/01/03 — Received urgent email from Amy requesting we file application for footwear in response to demand by distributors.

Finland	07480	25	934052 9/15/93	133387 08/05/94	REGISTRATION RENEWAL DUE 08/05/2014 Continued Use Due 08/05/08
SKECHERS					Class 25: men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, gamely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.
					***Skechers II ***

Finland	14378	18	T200300178 01/24/03	228695 10/15/03	REGISTRATION RENEWAL DUE 10/15/2013 Continued Use Due 10/14/2008
SKECHERS
					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
France	07076	25		93 452 520 01/27/93	REGISTRATION RENEWAL DUE 01/26/2013
SKECHERS

France	12921	9	01 3 078 792	01 3 078 792	REGISTRATION RENEWAL DUE 01/19/2011
		14
SKECHERS		18 28	01/19/01	01/19/01	08/13/01 — Received transfer of application from Seabay to Skechers U.S.A., Inc. II pursuant to opposition docket 12688.

France	12922	12	01 3 086 548	01 3086 548	REGISTRATION RENEWAL DUE 07/31/2011
		32		02/26/01	Continued Use Due 07/31/2006
SKECHERS		41	02/26/01		12/21/04 — Email from French associate confirming assignment to Skechers II and provided copy of transfer of assignment that recorded 07/31/01 on the French Registry. 12/20/04 — Email to French associate to confirm that Seabay assigned mark to Skechers II.

					Class 9: Scientific, nautical, surveying, photographic, cinematographic, optical, weighing, measuring, signaling apparatus and instruments. Eyeglasses, sunglasses, spectacle frames, spectacle cases; compact discs, DVD’s (digital video discs), audio and video recording media, apparatus for recording or reproduction of sound images.

					Class 14: Precious metals and their alloys and goods in precious metals or coated therewith, namely figurines, ashtrays for smokers, cigar cases, cigarette holders, boxes, purses and powder compacts; jewelry, fancy jewelry, rings (jewelry), bracelets (jewelry), collars, brooches; watches and chronometric instruments.

					Class 18: Leather and imitation of leather, and goods made of these materials or of synthetic materials, namely key cases (leatherware), briefcases, boxes, straps and bands, purses, card cases, pocket wallets, hand bags, rucksacks; travellings bags, bags for campers, beach bags, garment bags for travel, trunks, suitcases, school bags, valises, umbrellas, parasols.

					Class 28: Games and playthings; gymnastic and sporting articles except clothing, footwear and carpets.

FRANCE SM:	12903	16	01 3118002	013118002	REGISTRATION RENEWAL DUE 08/22/2011
SKECHERS		35	08/24/01	08/24/01

Germany	07077	25	S55744/25	2 051 774	REGISTRATION RENEWAL DUE 12/31/2012
			Wz	12/10/93	12/30/05 — Email to associate re invoices.
SKECHERS			12/24/92		12/28/05 — Associate confirmed receipt of shoes and finalized matter.
					09/30/02 — Received renewal of registration.

GERMANY SM:	12904	42	301 65	301 65 142	REGISTRATION RENEWAL DUE 11/30/2011
SKECHERS			142.6/35	12/17/2002	Continued Use Due 12/17/2007
			11/12/01		Classes 35 and 39: retail footwear and clothing store services; mail order catalog services featuring footwear and clothing; namely selection and presentation of merchandise in catalogues, forwardal of catalogs, taking of orders and complaints, also via phone, computer and Internet; transportation packaging and storage of goods, delivery and recollection of parcels and advertising mail.

Germany	14379	18	304 05	304 05 697	REGISTRATION RENEWAL DUE 02/28/2014

SKECHERS			697.9/18 02/02/04	03/04/04	Class 18: goods made of leather and imitations of leather, as far as included in class 18; all purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Greece	07481	25	116226	116,226	REGISTRATION RENEWAL DUE 10/07/2013
			10/7/93	10/7/93	Continued Use Due 10/07/2008
SKECHERS

Greece:	14380	18	148446	148446	REGISTRATION RENEWAL DUE 01/07/2013
			01/07/03	07/19/2004	12/07/04 — Forwarded renewal documents to SKX.
SKECHERS	12/01/04 — Received Certificate of registration and translation from associate.
06/27/03 — Associate informed the mark was accepted and will be published in 4-5 months.
01/08/03 — Associate confirmed the application was filed and will be reviewed on June 25, 2003.
12/19/02 — Sent letters to associates re filing an application.
					11/18/02 — Skechers authorized foreign filing in 47 countries.

Guatemala	08531	25	2393-95		01/20/06 — Email to SKX re status report.
			2/21/95		01/20/06 — Email from SKX requesting status of application.
SKECHERS	06/03/03 — Email from SKX (Amy) instructing to do nothing at this time and will inform us to proceed forward with the matter if SKX wants to pursue this.
06/02/03 — Email to SKX advising to conduct field research to determine use, if any by Rodriguez and/or to initiate negotiations.
05/30/03 — Email from SKX requesting status of opposition filed against Jose Rodriguez.
05/22/03 — Associate informed the application is in abeyance pending the opposition (09207) which is backlogged 15 years.
05/20/03 — Sent letter to associate requesting status of application.
11/08/00 — Received email from associate advising that the application continues to be held in abeyance due to enormous backlog.
10/27/00 — Sent letter to associate re status of application.
5/28/99 — App. is still held in abeyance by the Industrial Property Register and its decision of January 30, 1996 has not been traversed.
10/19/00 — Sent letter to associate requesting current status.
5/28/99 — App. is still held in abeyance by the Industrial Property Register and its decision has not been traversed.
5/12/99 — Sent status update to associate.
					10/13/97 — Associate informs us that the opposition is still pending. They do not expect any action on it until the first quarter of 1998.

Guatemala	14689	42	M-3813-2003	128263	REGISTRATION RENEWAL DUE 03/07/2014
			6/10/03	03/0/2004	Continued Use Due 03/07/2009
SKECHERS					01/20/06 — Email to SKX; copy of status report. 01/20/06 — Email from SKX requesting status of registration.

					Class 35: Retail sales of shoes and clothing, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.

Honduras	08538	25	Register #	64.253	REGISTRATION RENEWAL DUE 02/09/2016

SKECHERS			154/95 01/06/95	02/09/96	Class 25 — Clothing, namely pants, sweatshirts, shirts, shorts, t-shirts, sweaters, shoes, hats, socks and scarves.

Hong Kong	10022	25	4535/97	1210/1999	REGISTRATION RENEWAL DUE 04/08/2014
				4/8/97	Continued Use Due 03/08/2007
SKECHERS					Class 25: footwear and clothing.
- in transliteration					Assignee: Skechers U.S.A., Inc. II (9/05/01)

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Hong Kong	07082	25	351/93 1/13/93	2544/95	REGISTRATION RENEWAL DUE 11/12/2013
SKECHERS

Hong Kong SKECHERS	14381	18	2003 00182 01/06/03	08209 06/16/03	REGISTRATION RENEWAL DUE 01/06/2010 Continued Use Due 01/06/06

Hungary SKECHERS	07489	25	M9304359 09/16/1993	141,432 09/13/1993	REGISTRATION RENEWAL DUE 09/16/2013 Continued Use Due 09/16/2008
					Class 25: men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.

Hungary SKECHERS	14382	18	M0300040 01/08/03	117 891 02/25/2004	REGISTRATION RENEWAL DUE 01/08/2013
Continued Use Due 01/08/2008

					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.

Iceland SKECHERS	08511	25	13/1995 01/05/95	529/95	REGISTRATION RENEWAL DUE 05/29/2015
Class 25: footwear, namely boots, shoes and slippers; and apparel; namely shirts, pants, jackets, coats, dresses, shorts, skirts, headwear, hats, socks and belts.
					**Assigned to Skechers II **

Iceland	14383	18	40/2003 01/06/03	225/2003 03/03/03	REGISTRATION RENEWAL DUE 03/03/2013 Declaration of Use Due 03/03/2008
SKECHERS
					Class 18: all-purpose bags, backpacks, tote bags, carry-on bags, luggage, and garment bags for travel.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
India	07482	25	608009	608009	REGISTRATION RENEWAL DUE 09/27/2013
			9/28/93	09/28/1993	12/19/08 — Assoc. will follow up with recordal of assignment.
SKECHERS	11/24/08 — Associate confirmed recordal of assignment to Skechers U.S.A., Inc. II.
01/10/06 — Email from associate informing a notice of opposition will be filed after deed of assignment is completed by SKX.
01/06/06 — Email to associate requesting to take over the trademark file and to transfer the mark from SKX to SKX II.
01/06/06 — Email from associate confirming filing of all documents necessary for renewal of mark.
01/04/06 — Email to associate requesting status of application for renewal.
01/04/06 — Email from associate informing two firms merged, causing a delay and to forward emails to another email for the time being.
01/04/06 — Email to associate requesting status of application for renewal.
11/23/05 — Letter from associate informing the mark has been registered in July, 2005 and the mark is due for immediate renewal.
10/27/05 — Associate sent application for renewal Form TM-12 and filing receipt to us by email.
10/26/05 — Sent letter to associate requesting they confirm they filed the application for renewal.
10/22/05 — Associate confirmed they’ll file the application for renewal.
10/21/05 — Requested associate to immediately file an application for renewal.
10/21/05 — Associate informed that since the issuance of the certificate is July 9, 2005, they can make an application for renewal.
10/20/05 — Requested Singhania to advise whether the application can be renewed and requested they check the status of other Skechers trademarks to make sure none have lapsed.
10/20/05 — Sent follow up to Ahuja requesting status of review.
10/06/05 — Sent letter to Ahuja associate informing them the registration issued on July 9, 2005 and already expired. Requested they advise us how to proceed to obtain/maintain registration.
10/06/05 — Singhania associate informed they received the certificate of registration but that the renewal was due 10 years from the filing date which expired on September 28, 2003.
06/08/05 — Associate informed the application was published in Journal 1328/2 for a 3 month opposition period.
05/10/05 — Received email from associate informing the mark was published but due to the moving of the trademark office, they are unable to obtain a copy of the publication. As soon as they receive a copy, they will forward it to us.
04/28/05 — Sent letter to associate requesting status of registration.
08/20/03 — Associate informed the application was accepted for publication.
05/14/03 — Requested associate to confirm they have all necessary documents to complete the application.
8/9/00 — Assoc. filed reply with Trademarks Registry
9/4/99 — All necessary documents have been filed in PTO.
8/31/99 — Affidavit will be filed prior to 9/5/99. Assoc. will keep us apprised of further developments.
8/27/99 — Sent evidence to associate via overnight mail re responding to office action prior to due date of 9/5/1999.
8/12/99 — Skechers’ plans to use the mark by end of 2000.
7/20/99 — Assoc. received necessary documents from us. They will contact us soon re: preparing draft affidavit.
7/9/99 — Sent associate via overnight mail a certified copy of the mark SKECHERS, IPO Prospectus and schedule of registrations of Skechers worldwide status report. Requested that associate draft an affidavit re response to OA.
9/5/99 — Office Action Response Due.
9/20/97 — The application is still pending.
NOTE: It takes approx. 5 to 7 years for an app. to be examined by the TM registry.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
India SKECHERS	14384	18	1166732 01/15/03	1166732 03/09/05	REGISTRATION RENEWAL DUE 01/15/2013
Declaration of Continued Use Due March 9, 2010

					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.

Indonesia SKECHERS	07086	25	3454 2/6/93	312,945 IDM000004326	REGISTRATION NEXT RENEWAL DATE 02/05/2012

					Class 25: Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely T-shirts, sweat-shirts, sweat-pants, socks, shorts and hats

Indonesia: SKECHERS	14385	18	D00 2003.11412.1 1522 05/08/03	02/05/04 — Associate informed the application was published for three-month opposition period.
05/26/03 — Received filing receipt. Associate informed it takes about 2 years to receive registration.
04/23/03 — Sent POA and SOU to associate via fax and mail.
04/15/03 — Sent POA and SOU to Skechers.
12/19/02 — Sent letters to associates re filing an application.
					11/18/02 — Skechers authorized foreign filing in 47 countries.

Ireland SKECHERS	07483	25	93/4311 9/15/93	157,077	REGISTRATION RENEWAL DUE 09/14/2010 Class 25: Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.

					02/22/05 — Assignment to Skechers II complete.

Ireland: SKECHERS	14386	18	225820 12/30/2002	25820 07/23/03	REGISTRATION RENEWAL DUE 12/30/2012
Continued Use Due 12/30/2007
					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.

Israel SKECHERS	07460	25	88823 9/22/93	88823	REGISTRATION RENEWAL DUE 09/02/2014 10/20/03 — Assignment to SKX II complete.

Israel SKECHERS	14387	18	162186 01/09/03	162186 02/03/04	REGISTRATION RENEWAL DUE 01/09/2013
Continued Use Due 01/09/08
					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Italy SKECHERS	07078	25	Renewal App: RM 2003 C002654 05/12/03 RM93C001566 12/5/93	660,473	REGISTRATION RENEWAL DUE 12/05/2013
05/05/09 — Sent renewal certificate to SKX.

					Class 25: Men’s, woman’s and children’s footwear, and men’s, women’s and children’s clothing, namely T-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.

Italy SKECHERS	14388	18	RM2003C001148 03/03/03	03/21/03 — Received filing receipt. Assoc. advised it will take 2-3 years for the mark to be examined.
01/29/03 — Sent poa to associate via fax and mail.
01/15/03 — Sent POA to Skechers to sign and return.
12/19/02 — Sent letters to associates re filing an application.
					11/18/02 — Skechers authorized foreign filing in 47 countries.

Japan SKECHERS	09276	34	8560/1996 01/31/96	3363474 11/28/1997	REGISTRATION RENEWAL DUE 11/28/2017 08/17/07 — Sent renewal to SKX.
					Class 34 — Tobacco, cigarette paper, smokers articles (not of precious metal), and matches.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Japan SKECHERS	09196	9	135041/1995 12/26/95	4050431 8/29/97	REGISTRATION RENEWAL DUE 08/29/2017
05/30/07 — Sent original renewal certificate to SKX.

					Class 9 — Sunglasses, other spectacles, photographic apparatus/instruments; cinematographic apparatus/instruments; optical apparatus/instruments, records; metronomes, cinematographic films, slid films/transparencies, slide film mounts, prerecorded video discs/tapes, weight belts, wetsuits, inflatable swimming floats, air tanks, flutter boards, regulators, divers’ apparatus, video game apparatus for personal use.

Japan SKECHERS	07079	25	637/1993 1/7/93	3116900 01/31/96	REGISTRATION RENEWAL DUE 12/30/2015 01/13/06 — Sent renewal registration receipt to SKX. 01/10/06 — Received registration receipt from associate. 08/15/05 — Requested associate to attend to the renewal.

					Class 25 — Footwear, clothing (excluding Japanese style clothing); garters, garter belts, suspenders, belts, clothing belts, sportswear and sports shoes.

Japan SKECHERS	08061	18	66127/1994 07/01/1994	3296533 04/25/1997	Class 18 — Handbags, brief cases, portfolios, toto bags, luggages, boston bags, back packs and other bags, wallets, purses (not of precious metal), other pouches & the like, vanity cases (not fitted), metal bag fittings, purse clasps.

					REGISTRATION RENEWAL DUE 04/25/2017 12/18/06 — Sent original renewal certificate to SKX.

Japan SKECHERS	09197	14	135042/1995 12/26/95	4008130 06/06/1997	REGISTRATION RENEWAL DUE 06/06/2017
03/21/07 — Sent renewal certificate to SKX.

					Class 14 — Clocks/watches, smokers’ articles of precious metal, personal ornaments, jewelry/rough gemstones/imitations of jewelry, trophies, and commemorative shields.

Japan SKECHERS	09198	16	135043/1995 12/26/95	4030743 07/18/1997	REGISTRATION RENEWAL DUE 07/18/2017
06/01/07 — Sent original renewal receipt to SKX.

					Class 16 — Stationary, adhesives for stationary or household purposes, printed matter, calligraphy & paintings, photographs, photograph stands, playing cars.

Japan SKECHERS	09199	18	135044/1995 12/26/95	4008131 6/6/97	REGISTRATION RENEWAL DUE 06/06/2017
03/21/07 — Sent renewal certificate to SKX.

					Class 18 — leather, bags/pouches & the like, vanity cases (not fitted), metal bag fittings, purse clasps, umbrellas & parasols, walking sticks, canes, metal cane fittings, walking-stick/cane handles, horse-riding equipment, and pet accessories.
Japan	09200	25			ABANDONED 10/13/97 — for socks, caps, etc.
SKECHERS

Japan SKECHERS	09201	28	135045/1995 12/26/95	4050432 08/29/1997	REGISTRATION RENEWAL DUE 08/29/2017
05/30/07 — Sent original renewal certificate to SKX.

Class 28 — Game machines; billiard equipment,
					go game equipment (Japanese board game); shogi game equipment (Japanese chess); dice; sugoroku games (Japanese Parcheesi); dice cups; diamond games; chess games; checkers; conjuring apparatus; dominoes; mahjong equipment; toys & dolls, toys for domestic pets; sporting & gymnastic implements, wax for skis, fishing tackle.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
JAPAN SM:	12905	42	86372/2001	4877077	REGISTRATION RENEWAL DUE 07/01/2015
SKECHERS			09/25/01	07/01/2005	Continued Use Due 07/01/2010
			Assoc. Ref: IA, ST-1256-0004		Class 35 — Your registration is in class 35 for the following services: Providing advertisement information relating to retail stores; providing advice/professional consultancy relating to the retail store services featuring footwear and clothing; providing advice/professional consultancy relating to the on-line retail store services featuring footwear and clothing; providing advice/professional consultancy relating to the mail order catalog services featuring footwear and clothing; and all other professional business consultancy, agencies for buying the goods; marketing survey; commercial sales information supply, issuing trading stamps, preparation of financial statements, referral service and personal placement (employment agencies), auctioneering, import-export clearance agencies, agencies for subscription of newspapers, document reproduction, shorthand (stenography), transcription (including stencil-paper writing); operation of computers/typewriters/telexes/other office machines, document or magnetic-tape filing, reception and information and guidance for building visitors, rental and leasing of publicity materials, rental and leasing of typewriters and copy machines and word processors (office machines & equipment rental).
					08/10/05 — Associate informed the mark was published for a 2 month opposition period beginning August 2, 2005.

Jordan	08518	25	1453	37905	REGISTRATION RENEWAL DUE 01/21/2012
			01/21/95	01/21/2002
SKECHERS				(renewal reg. no.)

				6831 (Old reg. no.)

Kazakhstan	08515	25	7070	6456	REGISTRATION RENEWAL DUE 02/08/2015
			02/08/95	01/16/1998	02/27/07 — Sent renewal certificate to SKX.
SKECHERS
					Class 25 — Articles of clothing, footwear and headgear.

Korea (So.)	08470	45	94-49155	352022	REGISTRATION RENEWAL DUE 12/22/2016
			12/8/94	12/23/96	05/22/06 — Sent original renewal certificate to SKX.

SKECHERS - same mark as 8653	Below is the new re-classification of goods as of the renewal registration of 03/02/2006:

Class 14 — Necktie-pins, cuff-buttons.
Class 24 — Handkerchief.
					Class 25 — Bottoms, shirts, pants, jeans, overalls, t-shirts, sweatshirts, tanktops, polo shirts, jackets, blazers, coats, parkas, caps, belts, suspenders and socks.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Korea (So.)	08653	45	Renewal:	310,156	REGISTRATION RENEWAL DUE 03/21/2015
			2004-3643	03/21/95	Continuous Use Due 03/21/2008
SKECHERS - same mark as			03/23/04		11/18/04 — Sent formal notice documents to Amy re 3 Korea files 8045, 8653 and 8654.
8470					11/15/04 — Received all formal notice recording documents dated 11/02/04 from associate re withdrawal of Kolon for 3 Korea files 8045, 8653 and 8654.
			Original: 93-44847 12/10/93		11/05/04 — Email to Amy confirming withdrawal of Kolon as exclusive licensee for 3 Korea files 8045, 8653 and 8654.
11/05/04 — Email to Amy confirming withdrawal of Kolon as exclusive licensee.
** 06/04/02 — Assigned to Skechers II. **
Transferred from Mr. Kim Chi-Hoon
Exclusive License Agreement with KOLON

Below is the new re-classification of goods as of the renewal registration of 05/13/2004:

Class 25 — Sweaters, sports shirts, jumpers, jeans, jackets, arctic clothing (parkas), children’s clothing, blouses, and shorts.

Korea (So.)	08654	43	93-44846	318,755	REGISTRATION RENEWAL DUE 07/28/2015
			12/20/93	07/28/95	12/01/04 — Forwarded renewal documents to Phil.
SKECHERS					11/22/04 — Received confirmation of renewal from associate.
			Renewal:		** 06/04/02 — Assigned to Skechers II. **
			2004-8455		Transferred from Mr. Kim Chi-Hoon
			07/29/04		Exclusive License Agreement with KOLON

Below is the new re-classification of goods as of the renewal registration of 08/31/2004:

Class 06 — Crampons.
Class 22 — Camping tents.
Class 25 — Anorak for sports.
Class 28 — Metal toys, plastic toys, rubber toys, roller skates, footballs, gloves for baseball, and pickle.

Korea (So.)	07084	27	Renewal:	278318	REGISTRATION RENEWAL DUE 11/02/2013
			2003-3768	11/02/1993
SKECHERS			03/31/03		Below is the new re-classification of goods as of the renewal registration of 11/19/2003:
			Original: 92-36080 10/8/93		Class 25 — Low shoes, boots, laced boots, leather shoes, vinyl shoes, mountain climbing boots, and sandals.
Class 26 — Shoe laces.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Korea (So.) SKECHERS	09708	25	96-40986 9/12/96	393,448 1/30/98	REGISTRATION RENEWAL DUE 01/30/2008 11/15/07 — Assoc. confirmed instructions to pay renewal fees. 11/14/07 — Instructed assoc. to pay renewal fees.
					11/13/07 — Received allowance of renewal from assoc.
					08/29/07 — Received renewal filing receipt from assoc.
					08/11/07 — Instructed assoc. to renew registration.

					Below is the new re-classification of goods as of the renewal registration of 08/24/2007:

					Class 06 — Aromatics containers of metal, bottle stoppers of metal.

					Class 08 — Shaving tool cases.

					Class 16 — Paper boxes, paper sacks.

					Class 17 — Bottle stoppers of rubber.

					Class 18 — Briefcases, handbags, suitcases, rucksacks, purses, business card cases, camping bags, packing-bags, key cases, all-purpose sports and travel bags, totebags, carry-on bags, fanny packs, luggage, garment bags for travel.

					Class 19 — Aromatics containers of masonry.

					Class 20 — Aromatic containers (not of metal nor of masonry), bottle stoppers of wood or plastics.

					Class 21 — Bottle stoppers of glass or porcelain, bottles for cosmetic.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Korea	14389	18	2003-30	0393448	REGISTRATION RENEWAL DUE 01/30/2008
			01/14/03	03/12/04	05/14/08 — Assoc. confirmed renewal of supplementary registration is not necessary.
SKECHERS					05/12/08 — Assoc. confirmed instructions.
05/10/08 — Instructed assoc. to renew registration.

Below is the new re-classification of goods as of the renewal registration of 11/16/2007:

Class 06 — Aromatics containers of metal, bottle stoppers of metal.

Class 08 — Shaving tool cases.

Class 16 — Paper boxes, paper sacks.

Class 17 — Bottle stoppers of rubber.

Class 18 — Briefcases, handbags, suitcases, rucksacks, purses, business card cases, camping bags, packing bags, key cases, all-purpose sports and travel bags, totebags, carry-on bags, fanny packs, luggage, garment bags for travel.

Class 19 — Aromatics containers of masonry.

Class 20 — Aromatic containers (not of metal nor of masonry), bottle stoppers of wood or plastics.

Class 21 — Bottle stoppers of glass or porcelain, bottles for cosmetic.

Korea	19580	25	40-2008-	Not	04/08/09 — Received notice of publication.
			40605	registered	08/20/08 — Received filing receipt.
SKECHERS			08/19/2008		08/18/08 — Assoc. confirmed instructions.
(Korean					08/14/08 — Instructed assoc. to file application.
Transliteration)					08/13/08 — SKX agrees with proposal.
08/13/08 — Proposed filing a trademark application in Korea for the mark SKECHERS in Korean transliteration.

Class 25 — Footwear, tops, shirts, blouses, t-shirts, sweat shirts, sports jerseys, sweaters, bottoms, trousers, pants, sweat pants, shorts, jackets, coats, overcoats, pullovers, jumpers, dresses, skirts, beachwear, swimsuits, underwear, lingerie, headwear, hats, caps, beanies, visors, ties, socks, belts, gloves, scarves and wristbands.

Kosovo	19503	25	1211	Not	DEADLINE TO REVALIDATE IN KOSOVO 09/01/2008
			07/23/2007	registered	08/05/08 — Assoc. confirmed filing of revalidation in Kosovo.
SKECHERS					07/14/08 — Assoc. confirmed receipt of signed POA.
07/10/08 — Sent signed POA to assoc.
07/09/08 — Received signed POA from SKX.
07/01/08 — Assoc. confirmed instructions.
06/30/08 — Instructed assoc. to revalidate registrations in Kosovo. Sent POA to SKX for signature.
06/25/08 — Received instructions from SKX to revalidate registration in Kosovo.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Kuwait	08519	25	31150	28982	REGISTRATION RENEWAL DUE 05/31/2015
			5/31/95	5/31/95	12/17/08 — Sent registration certificate to SKX.
SKECHERS
					Class 25: Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing; namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.

Latvia	14947	25	M-03-1744	M53-808	REGISTRATION RENEWAL DUE 10/14/2013
SKECHERS			10/15/03	08/20/04	COMPULSORY USE DATE 08/19/2009
					10/19/04 — Forwarded registration on to Phil with particulars.
					08/25/04 — Associate sent trademark registration (received 10/14/04).
					07/09/04 — Associate confirmed they paid the fee today. They will forward reg. cert.
					07/08/04 — Requested associate to pay the official registration fee prior to the due date of September 28, 2004.
					10/30/03 — Informed Skechers of application number.
					10/15/03 — Sent POA to associate via fax and mail.
					10/14/03 — Associate has no conflict. Sent letter to them requesting they file an application.
					10/07/03 — Received contact information for possible associate in this country. Sent email requesting whether they will handle the file in their country on behalf of Skechers.
					10/01/03 — Received urgent email from Amy requesting we file application for footwear in response to demand by distributors.

Lebanon	07484	25	67126	61726	REGISTRATION RENEWAL 10/14/2008
			10/14/93	10/14/93	12/18/08 — Assoc. confirmed filing of renewal application.
SKECHERS					11/03/08 — Assoc. confirmed receipt of POA and legalized Assignment.
					10/24/08 — Sent signed POA to assoc.
					10/24/08 — Received signed POA from SKX.
					10/22/08 — Sent legalized POA to assoc.
					10/22/08 — Received legalized POA from Parasec.
					10/16/08 — Sent POA to SKX for signature.
					10/13/08 — Received blank POA for signature of SKX.
					10/03/08 — Sent notarized assignment to Parasec for legalization.
					10/03/08 — Received notarized assignment from SKX.
					10/03/08 — Instructed assoc. to renew registration without the assignment.
					09/30/08 — Sent reminder to SKX.
					09/03/08 — Sent Assignment to SKX for signature.
					08/25/08 — Received Assignment from assoc.
					07/15/08 — Instructed assoc. to renew registration.
					07/07/08 — Received reminder to file renewal from assoc.
05/28/08 — Instructed assoc. to renew registration.
					Class 25: footwear of all kinds and sizes for men, women and children, clothes for men, women and children, especially shirts known as t-shirts, sweat-shirts, sweat-pants, aprons, socks and trousers of all sizes.

Lithuania	14948	25	2003 2179	49640	REGISTRATION RENEWAL DUE 10/15/2013
SKECHERS			10/15/2003	07/25/2005
					Class 25 — Footwear and apparel

Macau	08514	25	14.483-M	14483M	REGISTRATION RENEWAL DUE 12/04/2012
			02/09/95	12/04/95	Class 25: Footwear and apparel
SKECHERS					** Skechers USA Inc II **

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Malaysia	07498	25	93-07499	93/07499	REGISTRATION RENEWAL DUE 09/23/2010
SKECHERS			9/23/93	09/23/93	Class 25: Covers men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.

Macedonia	15602	25	MK/T/2004/79	12585	REGISTRATION RENEWAL DUE 10/18/2014
			2	10/19/2004	04/22/08 — Sent original registration certificate to SKX
SKECHERS			10/19/04
					Class 25 — Footwear and apparel.

Mexico	07324	25	155318	487080	REGISTRATION RENEWAL DUE 11/26/2012
			08/06/1993	04/12/2005	05/13/08 — Sent Acceptance of DOU to SKX.
SKECHERS

Mexico	14390	18	583170	780332	REGISTRATION RENEWAL DUE 01/10/2013
			01/10/03	01/10/2003	Continued Use Due 01/10/2008
SKECHERS
					Class 18: all-purpose sport and travel bags, backpacks, tote bags, carry-on bags, handbags, pouches, luggage, portfolios, equipment bags and garment bags for travel.

					11/15/05 —
					08/25/05 — Phil noted in file “no need to file DOU class 18”
					08/09/05 — Informed Skechers of due date to file declaration of use. Also informed them that the declaration is not mandatory and does not preclude them from filing renewal but it will be, helpful in the case a third party files a cancellation request against the mark.

Moldova	17544	25	21333	17301	REGISTRATION RENEWAL DUE 08/15/2016
		35	08/16/2006	08/16/2006	12/30/08 — Sent registration certificate to SKX.
SKECHERS
					Class 25 — Footwear and apparel.
					Class 35 — Retail sales of footwear and apparel.

Montenegro	19488	25	Not filed	Not registered	08/05/08 — Assoc. confirmed filing of revalidation in Montenegro.
					07/14/08 — Assoc. confirmed receipt of signed POA.
					07/10/08 — Sent signed POA to assoc.
					07/09/08 — Received signed POA from SKX.
					06/24/08 — Assoc. confirmed instructions.
					06/24/08 — Instructed assoc. to revalidate trademark registration.

Morocco	08520	25	55.876	55.876	REGISTRATION RENEWAL DUE 02/07/2015
			02/07/95	02/07/95
SKECHERS					NOTE: Registration good for 20 yrs.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Mozambique	17834	25	113852006	n/a	02/11/07 — Received notice of publication from assoc.
			00/00/2006		12/21/06 — Received filing receipt from assoc.
SKECHERS					11/29/06 — Assoc. confirmed receipt of signed POA.
11/28/06 — Sent signed/notarized POA to assoc.
11/22/06 — Assoc. advised the POA can be filed 15 days after filing of application and opposition.
11/20/06 — Advised SKX the POA must be notarized.
11/20/06 — Received signed POA.
11/20/06 — Sent memorandum to assoc.
11/14/06 — Sent to assoc. the prospectus for SKX and annual stock holders reports.
11/14/06 — Sent POA to SKX for signature/notarization.
11/11/06 — Received POA for the signature of SKX.
11/06/06 — SKX advised they have no objection.
11/06/06 — Advised SKX Mozlegal represents Lacoste and Timberland.
11/05/06 — Mozlegal advised there are no conflicts of interest.
11/05/06 — Instructed the firm of Mozlegal Limitada to file the application provided there are no conflict of interests.
10/30/06 — SKX requested filing an application for both footwear and apparel and in Class 41.
10/30/06 — Advised SKX to register the mark SKECHERS in Mozambique in Class 25.

Mozambique	17835	41	113862006	n/a	02/11/07 — Received notice of publication from assoc.
			00/00/0000		12/21/06 — Received filing receipt from assoc.
SKECHERS					11/29/06 — Assoc. confirmed receipt of signed POA.
11/28/06 — Sent signed/notarized POA to assoc.
11/22/06 — Assoc. advised the POA can be filed 15 days after filing of application and opposition.
11/20/06 — Advised SKX the POA must be notarized.
11/20/06 — Received signed POA.
11/20/06 — Sent memorandum to assoc.
11/14/06 — Sent to assoc. the prospectus for SKX and annual stock holders reports.
11/14/06 — Sent POA to SKX for signature/notarization.
11/11/06 — Received POA for the signature of SKX.
11/06/06 — SKX advised they have no objection.
11/06/06 — Advised SKX Mozlegal represents Lacoste and Timberland.
11/05/06 — Mozlegal advised there are no conflicts of interest.
11/05/06 — Instructed the firm of Mozlegal Limitada to file the application provided there are no conflict of interests.
10/30/06 — SKX requested filing an application for both footwear and apparel and in Class 41.
10/30/06 — Advised SKX to register the mark SKECHERS in Mozambique in Class 41.

Netherlands-	11061	25	Re-	21091	REGISTRATION RENEWAL DUE 10/12/2018
Antilles			Registration	11/16/98	10/29/08 — Sent renewal certificate to SKX.
Application
SKECHERS			No.: D-251	Renewal: 00238	Class 25 — Footwear, clothing and headgear, particularly shoes, undershirts, trousers, jackets, dresses, shorts, skirts, headgear, hats, socks and belts.

Netherlands-	14391	18		09520	REGISTRATION RENEWAL DUE 01/08/2013
Antilles				03/25/03	Continuous Use Due January 8, 2008
SKECHERS					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
New Zealand	07499	25	230117	230,117	REGISTRATION RENEWAL DUE 09/14/2014
SKECHERS			9/14/93	03/19/96	Class 25: men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.
					** Skechers USA Inc II **

New Zealand	14392	18	671451	671451	REGISTRATION RENEWAL DUE 07/07/2010
			01/06/03	07/07/03	Continuous Use Due 07/06/2008
SKECHERS
					Class 18 — All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Nicaragua	08532	25		37187	REGISTRATION RENEWAL DUE 05/04/2018
				05/04/1998	01/13/09 — Sent renewal certificate to SKX.

SKECHERS
					Class 25 — Footwear for men, women and children; apparel for men, women and children; especially, t-shirts, sweat shirts, sweatpants, hosiery, shorts and hats.

Norway	07485	25	93.4413	174.296	REGISTRATION RENEWAL DUE 06/20/2016
			9/16/93	06/20/96
SKECHERS					04/27/06 — Sent renewal registration certificate to SKX.

					Class 25 — Men’s, women’s and children’s footwear and men’s, women’s and children’s clothing, namely t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.

Norway	14393	18	2003 00012	220 072	REGISTRATION RENEWAL DUE 08/06/2013
			01/02/03	08/07/03	Continued Use Due 08/06/2008
SKECHERS
					Class 18: trunks and travelling bags, bags, sports bags, handbags, back packs, rucksacks, tote bags, hand luggage, hunting bags, school bags, fanny packs, wallets; briefcases; garment bags (for travelling purposes).

Pakistan	08537	25	128 437	128 437	REGISTRATION RENEWAL DUE 01/19/2017
			01/19/95	1/19/95
SKECHERS
					Class 25: under apparel; namely men’s, women’s and children’s clothing, outerwear, underwear, hosiery, shirts, t-shirts, sweatshirts, pullovers, jackets, swimming suits, skirts, slacks, warm-up shirts, polo shirts, shorts and broad shorts, socks, tops, footwear; namely shoes and sandals, and headgear, namely hats and caps.

Panama	07105	25	065555	65555	REGISTRATION RENEWAL DUE 06/05/2015
			04/07/1993	06/05/1995	08/21/07 — Sent renewal certificate to SKX.
SKECHERS
					Class 25: Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.

Panama	14394	18	124945	124945	REGISTRATION RENEWAL DUE 01/08/2013
			01/08/03	01/08/03	12/14/07 — Assoc. confirmed receipt.
SKECHERS					12/13/07 — Instructed assoc. to pay registration fees.
					10/26/04 — Letter to Phil advising of due dates for renewal and payment of registration fees

					18 — Sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Paraguay	08533	25			REGISTRATION RENEWAL DUE 09/01/2015
SKECHERS			258/95 01/06/95	281768 09/01/2005	09/11/06 — Received certificate of recordal of assignment from assoc. 04/03/06 — Received recordal of assignment from associate.
01/31/06 — Assoc. confirmed receipt of all necessary documents to record the assignment.
01/24/06 — Sent legalized Assignment to associate.
01/24/06 — Received legalized Assignment from Parasec.
01/20/06 — Email reminder from assoc. re POA and assignment.
01/11/06 — Sent POA to associate.
01/11/06 — Sent assignment to Parasec for legalization.
01/11/06 — Received signed and notarized assignment and POA from SKX.
12/20/05 — Sent assignment and POA to SKX requesting signature and notarization.
12/19/05 — Email from associate requesting signed and notarized assignment and POA.
12/09/05 — Requested associate to prepare assignment to assign registration to Skechers, Inc. II.
Class 25: Clothing; including boots, shoes and tennis shoes.

Peru	07486	25	231893	006953	REGISTRATION RENEWAL DUE 05/04/2014
				05/04/94	Renewal Resolution No.: 000749
SKECHERS					05/10/06 — Informed SKX of possible opposition for the mark SKECHEN by Creaciones.
05/10/06 — Received from IP Services a notice of potential opposition by Creaciones Nuria E.I.R.L. for the mark SKECHEN, Application No. 273639 in Class 25.
Class 25: Shoes, pants, shirts, shorts and hats for women, men and children.

Peru	14395	18	170240	087770	REGISTRATION RENEWAL DUE 03/31/2013
			01/07/03	03/31/03
SKECHERS					Class 18: all types of handbags, backpacks, bags, compact traveling luggage, luggage and clothes bags.

Philippines	14396	18	4-2003-	4-2003-000482	DAU OPEN 03/20/2010
			000482	03/20/2005	REGISTRATION RENEWAL DUE 03/19/2015
SKECHERS			01/20/03		06/13/06 — Sent original certificate to SKX.

Class 18 — All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.

Philippines	07487	25	89131	63364	REGISTRATION RENEWAL DUE 08/13/2016
			11/5/93	8/13/96	09/07/06 — Assoc. confirmed filing of DAU on 08/14/2006.
SKECHERS					05/12/06 — Sent receipt of recordal of assignment to SKX.
05/03/06 — Received receipt for recordal of assignment.
03/30/06 — Assoc. confirmed instructions to file recordal of assignment in due course.
03/20/06 — Sent to associate the DAU, POA, Assignment and specimens via FED EX.
03/18/06 — Sent to associate the DAU, POA, Assignment and specimens via email.
03/14/06 — Received (6) specimens from SKX for use in Philippines.
03/08/06 — Received a list of retail outlet stores that carry SKX products.
03/01/06 — Requested SKX for several retail outlets in Philippines and requested specimens.
02/28/06 — Received signed DAU, POA and Assignment documents.
02/21/06 — Sent 1st Reminder to SKX re DAU, POA and Assignment.
02/01/06 — Sent to SKX the POA, DAU and Assignment.
01/31/06 — Fax from associate the POA document.
01/31/06 — Email to associate requesting Power of Attorney document.
01/31/06 — Received from associate the DAU and Assignment for renewal of registration.
01/27/06 — Email to associate requesting to renew registration.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Philippines	17593	09	4-2006-	n/a	03/13/09 — CLOSE FILE PENDING
			009227		DECLARATION OF ACTUAL USE DUE 08/22/2009
SKECHERS			08/22/2006		03/11/09 — Instructed assoc. to close file as soon as new application is filed (docket 20202).
03/04/09 — Requested status of application.
02/10/09 — Inquired whether an amendment to the goods can be made.
02/09/09 — Received inquiry regarding abandoning current application and to file new ITU application.
02/07/09 — Sent DAU reminder to SKX.
02/02/09 — Received Notice of Issuance.
12/18/08 — Sent DAU to SKX for signature.
11/24/08 — Received Notice of Allowance and Payment of Publication Fee request.
11/18/08 — Received Notice of Publication.
10/16/08 — Received notice of filing of settlement agreement regarding opposition 17586.
10/15/07 — Assoc. advised a notice of suspension was filed with the Trademark Office.
09/04/07 — Assoc. confirmed instructions.
09/02/07 — Instructed assoc. to file a suspension of prosecution of the application pending the outcome of the opposition.
08/31/07 — Received office action pending outcome of opposition no. 17586.
04/16/07 — Received response to Paper no. 2 from assoc.
03/29/07 — Assoc. advised to first file a response traversing the rejection then a suspension of examination.
03/27/07 — Received instructions to reject the proposal and file opposition.
03/26/07 — Received office action from assoc.
09/27/06 — Assoc. confirmed receipt of Special POA.
09/04/06 — Received filing receipt from associate.
09/10/06 — Assoc. confirmed receipt of POA.
08/31/06 — Forwarded signed POA to associate.
08/31/06 — Received signed POA from SKX.
08/30/06 — Sent 1st reminder to SKX to return signed POA.
08/22/06 — Sent POA to SKX for signature.
08/22/06 — Received Power of Attorney from assoc.
08/17/06 — Instructed assoc. to file an application to register the mark SKECHERS in Class in the Philippines.
08/16/06 — SKX acknowledges receipt.
08/16/06 — Advised SKX to file an application in Philippines for SKECHERS in Class 9.

Philippines	20202	09	4-2009-	Not	CERTIFIED DOCUMENT DUE 06/16/2009
			002702	registered	POA DUE
SKECHERS			03/16/2009		05/26/09 — Sent signed POA and certified document to SKX.
04/08/09 — Sent POA to SKX for signature.
04/02/09 — Received filing receipt.
03/15/09 — Assoc. confirmed instructions.
03/11/09 — Instructed assoc. to file application.

Class 9 — Eyewear, namely eyeglasses, sunglasses and optical frames; eyewear accessories namely eyewear cases, neck cords and neck chains.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Poland	07488	25	Z 125053	87977	REGISTRATION RENEWAL DUE 09/16/2013
SKECHERS			9/16/93	12/12/95	04/22/04 - Sent signed poa and assign to assoc for SKX and Sity by SKX.
04/07/04 — Associate informed they have a problem recording the assignment because the mark SITY BY SKECHERS is still in the name of SKX and will also need to be transferred to SKX II. Forwarded Assign to SKX for signature.

					05/21/03 — Associate sent a letter advising they filed the renewal and assignment to SKX II.

Portugal	07490	25	295 049 N	295 049	REGISTRATION RENEWAL DUE 11/24/2014
			9/30/93	11/24/94	DECLARATION OF USE DUE 11/24/2009
SKECHERS					04/01/05 — Sent assignment to Skechers II to associate to file. Requested Skechers to return original certificate of registration so it can be marked assigned to Skechers II.
					Class 25: footwear and apparel.

Portugal	14397	18	369426 R	369426 R	REGISTRATION RENEWAL DUE 10/14/2013
			01/20/03	10/14/2003	06/09/08 — Received DOU filing receipt.
SKECHERS					05/15/08-Assoc. confirmed instructions.
					05/14/08 — Instructed assoc. to file renewal.
					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.

Puerto Rico	13518	25	8,418	8,418	REGISTRATION RENEWAL DUE 08/30/2014
			08/16/02	02/13/03	05/10/06 — Assoc. confirmed recordal of assignment to SKX II.
SKECHERS					04/17/06 — Assoc. confirmed receipt of notarized assignment and certified reg. ‘971.
					04/12/06 — Sent to associate the notarized assignment and certified registration ‘971.
					04/11/06 — Received notarized Trademark Assignment from SKX.
					04/10/06 — Received certified copy of registration no. 2,284,971.
					03/27/06 — Sent to SKX the assignment for signature/notarization.
					03/23/06 — Received assignment from assoc. to be executed and notarized by SKX.
					02/27/06 — Requests assoc. to file assignment for the name of SKX II.
02/21/06 — Associate email discussing the effects of trademarks based on local registrations and federal trademarks.

					Class 25: Men’s, women’s and children’s footwear and men’s, women’s and children’s clothing; namely t-shirts, sweat-pants, socks, shorts and hats.

Puerto Rico	14398	18		58,908	REGISTRATION RENEWAL DUE 02/05/2013
			02/05/03	04/13/2004	Continued Use Due 02/05/2008
SKECHERS					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Qatar	08521	25	13167	13167	REGISTRATION RENEWAL DUE 04/05/2015
SKECHERS			4/5/95	03/12/02	03/30/05 — Associate confirmed the renewal was filed on August 25, 2004 and the assignment was filed on December 14, 2004.
					Class 25: Clothing, including boots, shoes and slippers.

Romania	14399	18	M/2003-	54062	REGISTRATION RENEWAL DUE 01/06/2013
			00020	07/18/2005	Continued Use Due 01/06/08
SKECHERS			01/06/03		Class 18: all purpose sport and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.

Romania	15607	25	M 2004 08865	64059 10/19/2004	REGISTRATION RENEWAL DUE 10/18/2014
			10/19/04
SKECHERS					Class 25 for Footwear and apparel

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Russia	07493	25	93044759	New Reg.:	REGISTRATION RENEWAL DUE 09/22/2013
SKECHERS			09/22/93	128290	04/10/07 — received possible seizure of counterfeit goods from assoc.
				93044759

Russia	14400	18	2003702018	265942	REGISTRATION RENEWAL DUE 02/03/203
			02/03/03	03/25/2004	Continued Use Due 02/03/2006
SKECHERS					Class 18: Al-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

					,
Saudi Arabia	07461	25	22222	311/45	REGISTRATION RENEWAL DUE 05/21/2013
			09/08/1993	06/26/1994	12/01/07 — Req. status of registration.
SKECHERS					11 /29/07 — Assoc. confirmed receipt of POA.
					11/26/07 — Sent Authorization of Agent to Parasec for legalization.
					10/26/07 — Req. status of registration.
					09/17/07 — Sent Recordation of Assignment to SKX.
					09/07/07 — Received Recordation of Assignment from assoc.

					Class 25: Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts sweatpants, socks, shorts and hats.

Serbia	15603	25	Z 1423/2004	50845	REGISTRATION RENEWAL DUE 10/22/2014
(formerly Serbia			10/22/04	10/22/2004	DEADLINE TO REVALIDATE IN MONTENEGRO 10/28/2008
and Montenegro)					06/24/08 — Assoc. confirmed instructions to revalidate trademark.
SKECHERS					06/18/08 — Instructed assoc. to revalidate trademark in Montenegro.
					08/04/06 — Sent original certificate to SKX.
					05/21/06 — Serbia and Montenegro become separate political entities.

					Class 25 - Clothing, footwear and headgear.

Singapore	07125	25	647/93	647/93	REGISTRATION RENEWAL DUE 11/12/2012
			1/29/93
SKECHERS

Singapore	10885	25	T98/06133D	T98/06133D	REGISTRATION RENEWAL DUE 06/18/2018
				06/18/1998	08/05/08 — Sent renewal certificate to SKX.
SKECHERS					Class 25 — Footwear, headgear, hats and socks.

-in Chinese
transliteration

Singapore	14401	18	T03/00134G	T0/00134G	REGISTRATION RENEWAL DUE 01/07/2013
			01/07/03	01/07/03	Continued use Due 01/15/2009
SKECHERS					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs (belt bags), wallets, briefcases, luggage and garment bags for travel.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Slovak Republic	07548	25	2133-94	178378	REGISTRATION RENEWAL DUE 11/23/2013
			9/23/93	11/19/97	Continued Use 11/23/05
SKECHERS					08/08/05 — Associate informed the assignment was filed. They will forward original.
					05/17/05 — Sent assignment to associate.
					05/23/05 — Assoc. informed they requested their PTO to record the assignment.
					05/17/05 — Sent signed power of attorney and assignment to PatentServis via fax and mail.
					04/27/05 — Sent assignment of Skechers II and POA to Skechers to sign and return.
					03/09/05 — Sent reminder to PatentServis to prepare assignment.
					03/09/05 — Verna informed that David is in Europe for 2 weeks so the document won’t be completed until then.
					02/21/05 — Sent reminder to associate re preparing assignment documents.
					01/24/05 — Emailed reminder to associate re request that he prepare assignment documents.
					12/14/04 — Instructed associate to prepare assignment documents to assign to Skechers II.

Slovenia	08512	25		9570174	REGISTRATION RENEWAL DUE 02/06/2015
SKECHERS				10/1/96	Class 25: Men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing; namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.
					*Assigned to SKX II*

South Africa	07500	25		93/8134	REGISTRATION RENEWAL DUE 09/14/2013
				09/14/93	09/24/2003 — Sent original renewal certificate to SKX.
SKECHERS					Class 25 — Footwear, headgear and clothing for men, women and children, including t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.

South Africa	14402	18	2003/00045	2003/00045	REGISTRATION RENEWAL DUE 01/01/2013
			01/02/03	01/02/2003	07/17/07 — Sent original certificate to SKX.

SKECHERS					Class 18 — All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Spain	07083	25	1739139	1739139	REGISTRATION RENEWAL DUE 11/13/2013
SKECHERS			1/13/93	1/13/93	08/08/03 — Associate informed the assignment to SKX II was published.

Spain	14403	18	2520158	2520158	REGISTRATION RENEWAL DUE 01/03/2013
			01/03/03	06/17/2003	Continued Use Due 06/16/2008
SKECHERS
					Class 18: all types of bags that are included in class 18, backpacks, large purses, handbags, purses, strap bags, wallets, portfolios, travelling bags and luggage.

Sweden	07491	25	93-8360	257 806	REGISTRATION RENEWAL DUE 04/29/2014
			9/15/93	04/29/94	Continued Use Due 04/20/2008
SKECHERS					Class 25: men’s, women’s and children’s footwear, and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.

Sweden	14404	18	2002/08442	362 192	REGISTRATION RENEWAL DUE 07/18/2013
			12/30/2002	07/31/2003	Continued Use Due 07/18/2008
SKECHERS					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.

Switzerland	07462	25	10197/1993.2	415984	REGISTRATION RENEWAL DUE 09/02/2013
			9/2/93	09/02/1993
SKECHERS

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Switzerland	14405	18	00002/2003	508075	REGISTRATION RENEWAL DUE 01/03/2013
			01/03/03	03/06/03
SKECHERS					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Syria	18914	25	Not filed	Not registered	12/13/07 — Requested referral from Turkey associate.
SKECHERS					12/12/07 — Received instructions to file application for SKECHERS in Syria.

Class 25 —
Footwear and
apparel

Taiwan	07099	41	81064350	00602922	REGISTRATION RENEWAL DUE 06/30/2013
			7/1/93	7/1/93	Continued Use Due 06/30/2006
SKECHERS					— for footwear

Taiwan	11952	25		00852336	REGISTRATION RENEWAL DUE 05/15/2019
(Assigned)				05/16/1999	02/19/09 — Sent renewal certificate to SKX.

SKECHERS					Class 25 — Shoes, boots, clothing, hats, socks, gloves.
- in Chinese
Script					Note: Assigned from Long Shoe Corporation.
Refer to docket 10805 for Reference to this file.

Taiwan	10805	25	87026056	00864384	REGISTRATION RENEWAL DUE 08/16/2009
			05/04/98	8/16/99	03/30/09 — Received renewal filing receipt.
SKECHERS					03/24/09 — Sent signed POA to assoc.
- in Chinese					03/16/09 — Instructed assoc. to file renewal.
Script for					02/20/09 — Sent POA to SKX for signature.
footwear					01/05/09 — Received reminder to renew registration.
Note: Refer to docket 11952 for reference to this file.

Taiwan	07085	40	81064349	00608626	REGISTRATION RENEWAL DUE 08/15/2013
			8/16/93	8/16/93	Compulsory Use Due 08/15/2006
SKECHERS					— for apparel

Taiwan	14406	18	92003073	01104335	REGISTRATION RENEWAL DUE 05/31/2007
			01/03/03	05/31/2004	02/02/07 — Received renewal filing receipt.
SKECHERS					01/22/07 — Assoc. confirmed to pay renewal fee.
01/17/07 — Req. assoc. to pay renewal fee.
01/17/07 — Received reminder to pay renewal fees from assoc.
Class 18 — athletic handbags, athletic knapsacks and sports bags, travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Taiwan	19915	14	97054324	Not	12/03/08 — Received filing particulars.
			11/26/2008	registered	11/25/08 — Instructed assoc. to file application.
SKECHERS

(Class 14)					Class 14 — Precious metals and their alloys, jewelry, trinkets, precious stones; cuff links and tie pins; jewelry boxes; medals, medals of honor, decorations and medallions; clocks and watches and parts thereof.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Thailand SKECHERS	07492	25	253608 10/13/93	Kor 22600 10/13/93	REGISTRATION RENEWAL DUE 10/12/2013 06/28/05 — Sent renewal certificate to SKX. Class 25: shoes, t-shirts, sweat-shorts, sweat-pants, socks, shorts and hats.

Thailand SKECHERS	14810	25	370345 9/25/98	TM 92167 9/25/98	REGISTRATION RENEWAL DUE 06/24/2018
06/26/08 — Received renewal filing receipt from assoc.
05/13/08 — Instructed assoc. to file renewal.
Class 25 — Shoes (except sport shoes), sport shoes.

					1/6/99 PHIL FILED A NEW APPLICATION INTERNALLY

Tunisia SKECHERS	08536	25	12/01/95	EE950028 12/01/95	REGISTRATION RENEWAL DUE 12/01/2010
11/03/04 — Letter to associate requesting status.

					Class 25 — shoes for men, women and children, menswears, women and children, in particular, shirts, sweat shirts, pants (sweat-pants, socks, shorts and hats.

Turkey SKECHERS	07463	25	149,088 09/07/93	149,088 09/07/93	REGISTRATION RENEWAL DUE 09/07/2013
10/25/05 — Sent apostilled assignment to associate via o/n mail.
10/13/05 — Sent assignment to Parasec to be legalized pursuant to the Hague Convention.
09/28/05 — In order to renew the mark SKECHERS and design, it is necessary to assign this mark to Skechers II. Sent assignment to Skechers to review, sign and notarize.
12/17/03 — Requested Skechers to authorize whether or not to file an assignment to SKX II.

					Class 25: footwear and apparel. Specifically, the goods covered by the registration are clothing for women, men and children, namely t-shirts, sweat-shirts, sweat-trousers, shorts, socks, headwear (hats, casquettes, berets, caps), footwear (shoes, high-shoes, boots, sandals, sports shoes, slippers).

Turkey SKECHERS	14407	18	2003/01033	2003 01033 01/15/2003	REGISTRATION RENEWAL DUE 01/15/2013
					Class 18: processed and unprocessed leather and skins; imitation leather; goods made of leather, imitation leather or other materials not included in other classes: all-purpose sports and travel bags, backpacks, tote bags, handbags, briefcases, luggage, garment bags for travel; umbrellas and parasols.

U.K. SKECHERS	07075	25		1,523,265 11/12/92	REGISTRATION RENEWAL DUE 11/12/2009 Class 25 — Boots, shoes and slippers.

U.K. SKECHERS	10189	25	2,143,082 08/27/1997	REGISTRATION RENEWAL DUE 08/27/2017
03/29/07 — Sent renewal certificate to SKX.

					Class 25 — Footwear; boots; shoes; clothing; articles of outer clothing; appare; coats; jackets; shirts; t-shirts; jumpers; sweatshirts; trousers; shorts; dresses; skirts; socks; belts; headgear; caps; and hats.

UNITED KINGDOM SM: SKECHERS	2902	35	2278796 08/23/01	2278796 08/23/01	REGISTRATION RENEWAL DUE 08/23/2011

U.K. SKECHERS	14408	18	2320226 01/09/03	2320226 01/09/03	REGISTRATION RENEWAL DUE 01/08/2013
Continuous Use Due 01/08/2008

					Class 18 — Sports and travel bags, all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, bumbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Ukraine SKECHERS (Sojuz)	07494	25	940,101,97 1/14/94	10,376 01/14/94	REGISTRATION RENEWAL DUE 01/14/2014
 **Assigned to Skechers II **
					Class 25: men’s, women’s and children’s footwear, and men’s, women’s and children’s apparel; namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.

Ukraine SKECHERS (Vepol)	15097	25	94020563 02/04/94	10467 08/31/1998	REGISTRATION RENEWAL DUE 02/04/2014 **Assigned to Skechers II**

United Arab Emirates SKECHERS	08523	25	14206 12/23/95	156,92 12/23/1995	REGISTRATION RENEWAL DUE 12/23/2005
 05/21/09 — Assoc. estimated issuance of certificate of renewal in the next 4 to 5 months.
01/22/06 — Email from associate informing renewal procedure completed and expect certificate in 6-7 months.
01/20/06 — Response to SKX re UAE countries.
01/20/06 — Email to associate requesting status of renewing trademark.
01/20/06 — Email from SKX advising if the mark is protected in Dubai.
08/17/05 — Associate informed the renewal was published and the certificate will issue in due course.
07/25/05 — Associate informed the trademark renewal was filed.
03/19/05 — Associate informed they filed the assignment.
03/07/05 — Associate acknowledged receipt of documents and informed they will file the necessary documents.
03/01/05 — Sent power of attorney and assignment to associate via fax and DHL.
01/26/05 — Assignment and authorization hand delivered to Phil for David’s signature.
01/06/05 — Email Scotti enclosing assignment and agent authorization for David Weinberg’s signature.
01/05/05 — Email from associate confirming receipt of renewal instructions and enclosing assignment form for signature b Skechers.
01/03/05 — Email to associate instructing them to proceed with renewal; requested they prepare assignment to Skechers II.
					12/20/04 — Received email from associate reminding that renewal is due.

Uruguay SKECHERS	08534	25	275,038 01/11/95	34474 12/19/96	REGISTRATION RENEWAL DUE 12/11/2016 06/18/07 — Requested translation of the goods. 06/18/07 — Received original renewal certificate from assoc.

Uruguay SKECHERS Goods: Bags	17588	18	373,437 08/17/2006	373437 09/28/2007	REGISTRATION RENEWAL DUE 09/28/2017 02/04/08 — Sent registration certificate to SKX. Class 18 — All goods in class 18.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Venezuela SKECHERS	07495	25	9.869-94 07/28/94	186.050	REGISTRATION EXPIRES 07/25/2010 No Further Extensions Allowed
07/31/06 — Received copy of registration. Valid for 10 years ending July 25, 2010. No extensions are possible.
07/11/06 — Requested assoc. to transfer all IP files to Hoet Pelaez Castillo & Duque.
05/17/06 — Due Date To File Opposition
04/26/06 — Received instructions from SKX to file opposition.
04/26/06 — Informed SKX of application filed by Henry Calles Arango for the mark SKECHERS.
04/25/06 — Received from assoc. the notice to file opposition for the mark SKECHERS filed by Henry Calles Arango.
03/21/06 — Assoc. confirmed filing of renewal application.
11/04/05 — Received letter from associate informing they filed the assignment to Skechers II. Assoc. informed it could take up to 2 years for the assignment to be recorded. 09/26/05 — Sent Apostilled assignment to associate via o/n mail.
09/19/05 — Received modified assignment. Sent to Parasec to have Apostilled.
09/16/05 — Received signed assignment. Sent to Parasec to have Apostilled.
09/07/05 — Sent assignment to Skechers to sign, notarize and return.
08/30/05 — Sent reminder re preparing the renewal.
08/05/05 — Sent reminder to Nebreda to prepare the renewal.
07/18/05 — Requested Skechers to send us the original certificate of registration to initiate preparation of the renewal.

			SERIAL NO./	REG. NO/
COUNTRY	DOCKET	IC	FILING DATE	REG. DATE	STATUS
Venezuela SKECHERS	14409	18	529-2003 01/22/03	07/14/04 — Sent reminder to associate to send us a copy of the bulletin stating the trademark has granted registration.
06/23/04 — Requested associate to provide us with documentary evidence of registration since it will take up to 5 years to receive certificate of registration.
06/20/04 — Requested associate to pay all appropriate taxes in order to obtain registration.
01/30/04 — Associate sent letter (received June 18, 2004) informing the application was accepted.
02/19/03 — Received filing receipt. Associate advised it could take up to 12 months for the application to be reviewed.
12/19/02 — Sent letters to associates re filing an application.
					11/18/02 — Skechers authorized foreign filing in 47 countries.

Vietnam SKECHERS	14410	18	4-2003-00247 01/13/03	56166 08/05/2007	REGISTRATION RENEWAL DUE 01/13/2013
11/30/04 — Sent Registration to Skechers.

					Class 18 — All-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage, and garment bags for travel.

Vietnam SKECHERS	15657	25	4-2004-12379 11/10/04	71239 04/06/2006	REGISTRATION RENEWAL DUE 11/09/2014 08/28/06 — Sent original registration certificate to SKX. Class 25 — All types of shoes and apparel

Zimbabwe SKECHERS	08525	25	64/95 01/17/95	64/95 01/17/95	REGISTRATION RENEWAL DUE 01/17/2015
10/08/04 — Sent Renewal Notice and Official Notification of Assignment to SKX.

					Class 25 — Footwear, headgear and clothing for men, women and children including t-shirts, sweat-shirts, sweat-pants, socks, shorts and hats.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS FOR THE MARK:
SKECHERS AND DESIGN
As of May 31, 2009

					DUE DATE FOR
	DKT		SERIAL NO. &	REG. NO.	FILING
COUNTRY	NO.	IC	FILING DATE	& DATE	§ 8 & § 15	STATUS
U.S.A.	8119	25	74/575,310	1,985,039	7/9/2002	REGISTRATION RENEWAL DUE 07/09/2016
			09/19/94	07/09/96	Filed	06/05/06 — Sent to SKX the Notice of §8 and §9 Acceptance
						06/05/06 — Received Acceptance of §8 and §9 from PTO.
						04/04/06 — Filed renewal application with the PTO.
						03/31/06 — Received signed renewal application.
						03/23/06 — Sent to SKX the renewal application.
						03/20/06 — SKX requests filing renewal application.
						03/17/06 — Reminder to SKX to fife renewal application.
						01/12/06 — Email to SKX informing of renewal due and requests specimens to file application.
						10/08/01 — Received approval of 8 & 15. Sent copy to SKX.

U.S.A.	08417	18	74/632,898	2,065,545	5/27/03	ABANDONED 06/27/03
			1/3/95	05/27/97		REGISTRATION NEXT RENEWAL DATE 05/27/2007
“SKECHERS USA SPORT-UTILITY BAGS AND DESIGN”						05/19/03 — Confirmed with Skechers that we will close our file and not pursue the declaration of use 8 & 15

“SPORT- UTILITY FOOTWEAR”	07274		74/419,321 8/2/93	2,003,846 10/1/96	10/1/2002	REGISTRATION RENEWAL DUE 10/01/2016 01/12/07 — Sent Notice of Acceptance of Renewal to SKX. 01/11/07 — Received Notice of Acceptance of Declaration and Renewal. Class 25 — Footwear

“SPORT- UTILITY SOCKWEAR AND DESIGN	07728		74/472,098 12/21/93	2,175,206 7/21/98	7/21/2004	ABANDONED 07/25/03 REGISTRATION NEXT RENEWAL DATE 7/21/2008

“SPORT- UTILITY CLOTHING & DESIGN	08305		74/573,606 09/14/94	2,292,945 11/16/99	11/16/2005	FILE CLOSED PER JIM EMAIL OF 05/12/2009 REGISTRATION RENEWAL 11/16/2009

	DKT		SERIAL NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	REG. DATE	STATUS
Argentina	8030	25	1.929.725	1.592.967	Compulsory Use By 03/06/2013
			07/26/94	2/29/96	REGISTRATION RENEWAL DUE 02/06/2018
					09/24/08 — Sent renewal certificate to SKX.

					Class 25 — All goods in Class 25.

Australia	8031	25	635915	635915	REGISTRATION RENEWAL DUE 07/26/2014
			07/26/94	7/26/94	Class 25: Clothing, footwear and headgear.

					** Assigned to SKX II **

Benelux	8032	25	831050	556076	REGISTRATION RENEWAL DUE 07/26/2014
			07/26/94	07/26/94	Class 25: clothing and footwear.

Bolivia	12185	25	SM-3136	87990-C	REGISTRATION RENEWAL DUE 08/21/2012
			7/24/00	08/21/02
					Clothing, footwear and headgear in class 25.

	DKT		SERIAL NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	REG. DATE	STATUS
Brazil	08033	28.20	818.209.313	818209313	05/06/08 — Assoc. confirmed instructions.
			12/06/94		05/06/08 — Lima Roupas filed both interlocutory appeals.
Registration Suspended 818.752.971 7/4/98	04/18/08 — Vice President of the Federal Court of Appeals rejected Lima Roupas’ special and extraordinary appeals.
03/05/08 — Lima Roupas filed a writ and obtained an injunction suspending the administrative proceedings until a final decision was issued by the courts in this application. The Federal Court of Appeals revoked the trial judges decision and Lima Roupas filed a special and extraordinary appeal seeking to take the matter to the Supreme Federal Tribunal. On July 16, 2007, our counsel filed an answer to the appeals of Lima Roupas. The matter is now awaiting a preliminary analysis of the Vice President of the Court of Appeals. Our associate believes that a decision will be rendered by the Vice President of the Court of Appeals within 2 months.
07/17/07 — Assoc. confirmed filing of answers on July 16, 2007 to the adverse appeals.
07/05/07 — Instructed assoc. to file appeals.
07/05/07 — SKX instructs to have answers filed to the appeals.
07/05/07 — Advised SKX.
07/04/07 — Assoc. advised that Lima Roupas filed a Special and Extraordinary
Appeal against the decision rendered by the Federal Court of Appeals.
06/19/07 — Assoc. advised filing of supplemental petitions on June 13, 2007.
05/23/07 — Assoc. advised the letter was a typo.
05/12/07 — Req. assoc. to shed light on the letter referencing the renewal certificate.
05/07/07 — Assoc. advised the mark has been issued by the PTO.
11/13/06 — SKX reiterated to keep the Brazil applications a priority.
11/13/06 — Advised status of pending judgment to SKX.
11/09/06 — Forwarded status of Brazil applications to SKX.
11/08/06 — Received status of Brazil application from assoc.
11 /06/06 — SKX instructs making this a priority.
11/06/06 — Advised SKX the adverse will seek a further order from the Appellate Judge.
11/03/06 — T/C with Jim re make this application a priority.
10/25/06 — SKX instructs assoc. to proceed as proposed.
10/25/06 — Assoc. advised the Examiner would not modify the publication unless he receives an order from the PTO’s Federal Prosecutor and recommended filing a second petition to convince the appeal judge to issue a clear order to the PTO.
09/19/06 — SKX instructs assoc. to proceed as proposed.
09/19/06 — Assoc. advised the application was suspended due to the court action.
01/17/06 — Email to SKX requesting SKX to give authorization to Brazil associate to confer with K&L regarding files in Brazil.
10/21/03 — Informed associate Harley will pay the annuities and final registration and to forward the invoice to him.
10/15/03 — Skechers informed Harley will pay the final registration fee.
10/07/03 — Associate informed the rejection of the mark has been sustained and the application is scheduled to be allowed. Informed Skechers. Requested whether to instruct Brazil associate to pay the final registration fee or refrain and let Harley continue prosecution.

— Class 28 for Articles for gymnastics, sport, hunting, fishing, except clothes and clothing accessories

	DKT		SERIAL NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	REG. DATE	STATUS
Brazil	17294	25	828206767	N/A	12/26/06 — Deadline to Answer Opposition
			03/06/2006		11/15/06 — Advised assoc. we are preparing evidence in anticipation of what will probably be in each opposition.
S SKECHERS and Design	11/08/06 — Assoc. advised an opposition was filed against this mark.
08/28/06 — Assoc. advised the application has published for opposition on 04/18/2006.
					05/03/06 — Opened file for the mark S Design for footwear in Class 25.

Bulgaria	12452	25	Nr. 52157		04/10/09 — Recommended Todor attend the hearing of April 28, 2009.
					01/15/09 — Instructed assoc. to Complete prosecution of application because Sabra’s mark is now cancelled.
					05/02/07 — Req. status of each proceeding separately from both Bulgaria assoc.
					01/24/06 — Associate informed the application has been suspended until the dispute ends with Haled Sabra (Reg. No. 38304).
					01/23/06 — Requested status from associate.
					10/29/04 — Confirmation from associate that certified copies received.
					10/25/04 — Sent Certified copies DHL to Bulgaria associate.
					10/23/04 — email to Amy that copyright Office does not have printed materials needed and asking if she wants us to order from outside. Amy replied yes — go ahead and order.
					10/22/04 — Email from Jennifer re certified copies. Will send FedEx. Also copyright office does not have printed materials needed.
					10/18/04 — received Litigation statement from Jennifer for signature.
					10/10/04 — Emailed go ahead to Jennifer with litigation statement and attachments 1 and 2..
					10/08/04 — Email from Amy with Litigation Statement and attachment 1..
					10/01/04 — Email to Jennifer for cost estimate. Emailed costs to Amy.
					09/30/04 — Email from Amy to get color copies of copyrighted marks and requesting us to order certified copy of registrations.
					08/20/04 – Email to Amy with answer—no protection — and question — should we prepare copies of registration and copyright work?
					08/18/04 — Email inquiry from Amy re protection in Bulgaria.
					08/19/03 — Sent reminder to Skechers re filing an appeal.
07/29/03 — Associate informed that the evidence submitting by Skechers in the opposition was insufficient to prove the mark was well known in Bulgaria.
					Requested Skechers to authorize filing an appeal.
					0712/01 — Sent a letter to the associate requesting the status of the file.
					11/10/00 — Application filed in Bulgaria.
					11/8/00 — Sent Application Request to Associate in Bulgaria via fax and mail.
					11/8/00 — Paccione instructed to open trademark file in Bulgaria

Canada — footwear	08034	25	760,802 08/03/94	471,522 2/25/97	REGISTRATION RENEWAL DUE 02/25/2012 Footwear, namely shoes, boots, sandals, sneakers; apparel, namely t-shirts, socks and caps.

Canada — footwear	09849	25	834,449 1/23/97		FILE CLOSED — MARK ABANDONED 12/14/00 1/29/99 — Phil Paccione instructed associate to deal directly with him.

	DKT		SERIAL NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	REG. DATE	STATUS
Chile	08035	25	294.736	548.783	REGISTRATION RENEWAL DUE 09/27/2009
			12/20/94	9/27/99	09/10/08 — Approved assoc. amendment.
					09/10/08 — Assoc. advised an amendment to the ID of goods is required for renewal.
					08/29/08 — Assoc. confirmed instructions.
					08/28/08 — Instructed assoc. to file application for renewal.
					10/24/06 — Sent to SKX the notice of recordation.
					10/24/06 — Received notice of recordation from assoc.
					07/20/06 — Received filing receipt for filing assignment.
					06/02/06 — Assoc. confirmed receipt of signed Power and Assignment.
					05/30/06 — Sent to assoc. the legalized Power and Assignment form.
					05/30/06 — Received legalized Power and Assignment from Parasec.
					05/01/06 — Sent Power and Assignment to Parasec for legalization.
					05/01/06 — Received notarized Power and Assignment form from SKX.
					04/12/06 — Sent to SKX amended POA/Assignment for the signature of David Weinberg.
					04/12/06 — Received signed POA/Assignment from SKX.
					04/04/06 — First Reminder to SKX re P.O.A. and Assignment for signature/notarization.
					03/06/06 — Sent to SKX the POA and assignment for signature/notarization.
					03/06/06 — Received POA and assignment document from associate.
					02/11/06 — Requested associate to prepare an assignment to transfer to SKX II.

China	8036	25	94102488	873,647	REGISTRATION RENEWAL DUE 09/21/2016
			10/10/94	9/21/96	08/15/06 — Sent original renewal registration to SKX.

					Class 25 for footwear and apparel

Colombia	9859	25	97005816	201648	REGISTRATION RENEWAL DUE 09/30/2017
			2/5/97	09/30/1997	06/20/07 — Sent original renewal certificate to SKX.

					Class 25 — Footwear and apparel.

Ecuador	12186	25	105271	8447-00 DNPI	REGISTRATION RENEWAL DUE 11/30/2010
			06/22/00
				11/30/00

France	8037	25		94/530387	REGISTRATION RENEWAL DUE 07/25/2014
				7/26/94	Class 25: clothes, shoes and hats.

Germany	8038	25	S59424/25 Wz	2 901 713	REGISTRATION RENEWAL 07/31/2014
			07/27/94	2/14/95	Continued Use Due 07/31/08
					Class 25: men’s, women’s and children’s footwear; men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts, and hats.

Hong Kong	8039	25	8838/94	365,197	REGISTRATION RENEWAL DUE 08/04/2015
			04/08/94	8/4/94	**Skechers II**

	DKT		SERIAL NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	REG. DATE	STATUS
India	08040	25	653,703	653703	REGISTRATION RENEWAL DUE 01/29/2015
			01/30/1995	01/30/1995	12/19/08 — Assoc. advised application advertised before acceptance. If no opposition, registration will be within three months.
					01/24/06 — Sent original renewal certificate to SKX.
					01/23/06 — Received original renewal certificate from assoc.
					12/11/06 — Assoc. confirmed registration was renewed.
					Class 25 — Footwear and apparel

Indonesia	08041	25	R00-2003-8797-	352,163	REGISTRATION RENEWAL DUE 10/12/2014
			8805 10/23/2003	10/12/94	11/18/08 — Sent renewal registration certificate and letter of correction of certificate to SKX.
				Renewal No.
			H4.HC.01.01-	IDM000019403	Class 25 — Footwear.
			18995
			10/12/94

Israel	8042	25		93881	REGISTRATION RENEWAL DUE 07/26/2015
				7/26/94

Italy	8043	25	RM94C003896	698,586	REGISTRATION RENEWAL DUE 09/02/2014
			02/09/94	10/14/96	11/18/08 — Assoc. confirmed renewal registration was granted on February 19, 2008.

					Class 25: Clothing, footwear and headgear.

	08044	25	82793/1994 8/12/94	4258191 4/2/99	REGISTRATION RENEWAL DUE 04/02/2019 11/18/08 — Sent renewal certificate to SKX. Class 25 — Footwear and special sporting/gymnastic footwear.
Japan

Japan	08419	18	114836/1994	3355775	REGISTRATION RENEWAL DUE 10/31/2017
			11/11/1994	10/31/1997	07/24/07 — Sent original renewal certificate to SKX.

SKECHERS SPORT-UTILITY BAGS SKECHERS					Class 18 — handbags, briefcases, folding briefcases, carry-on bags/tote bags, trunks, boston bags, backpacks, other bags, wallets/billfolds (not of precious metal), other pouches and the like, vanity cases (not fitted), metal bag fittings, and purse clasps.

Korea (So.)	8045	27	94-30113	336065	REGISTRATION RENEWAL DUE 03/26/2016
			07/27/94	03/26/96	** 06/04/02 — Assigned to Skechers II. **
					04/20/07 — Assoc. advised the shoes were seized from a wholesale market during a customs random search.
					04/11/07 — Received seizure of possible counterfeit goods from assoc.

					Class 25 — Shoes, boots, leather shoes, rain boots, arctic boots, sandals, fatigue shoes, overshoes, slippers and handball shoes.

	DKT		SERIAL NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	REG. DATE	STATUS
Korea (So.)	8483	45	94-49801	352,557	REGISTRATION RENEWAL DUE 12/26/2016
				12/27/96	05/22/06 — Sent original renewal certificate to SKX.

					Class 14 — Necktie-pins, cuff-buttons.
					Class 24 — Handkerchief.
					Class 25 — Bottoms, shirts, pants, jeans, overalls, t-shirts, sweatshirts, tanktops, polo shirts, jackets, blazers, coats, parkas, caps, belts, suspenders and socks.

Korea	9811	45	96-53799	400649	REGISTRATION RENEWAL DUE 03/25/2018
			12/05/96	3/25/98	02/19/08 — Sent renewal certificate to SKX.

					Class 06 — Aromatics containers of metal, bottle stoppers of metal.
					Class 08 — Shaving tool cases.
					Class 16 — Paper boxes, paper’sacks’.
					Class 17 — Bottle stoppers of rubber.
					Class 18 — Briefcases, handbags, suitcases, rucksacks, purses, business card cases, camping bags, packing bags, key cases.
					Class 19 — Aromatics containers of masonry.
					Class 20 — Aromatic containers (not of metal nor of masonry), bottle stoppers of wood or plastics.
					Class 21 — Bottle stoppers of glass or porcelain, bottles for cosmetic.

Korea	9812	27	96-53800	397107	REGISTRATION RENEWAL DUE 02/25/2018
			12/05/96	2/25/98	05/05/08 — Sent renewal certificate to SKX.

					Class 18 — Umbrellas.
					Class 25 — Shoes, boots, leather boots, rain boots, sandals, fatigue shoes, overshoes, handball shoes.
					Class 26 — Shoe strings.

Korea (So.)	09813	45	96-53801	454066	REGISTRATION RENEWAL DUE 09/02/2009
			12/05/96	9/2/1999	05/17/09 — Assoc. confirmed instructions.
SKECHERS SPORT UTILITY FOOTWEAR & DESIGN	05/15/09 — Instructed assoc. to pay registration fees.
04/20/09 — Received renewal filing receipt.
12/05/08 — Assoc. confirmed filing of renewal application.
12/04/08 — Assoc. confirmed instructions to file renewal application.
					12/04/08 — Instructed assoc. to renew registration.

					** 06/04/02 — Assigned to Skechers II. **

					— bottoms, shirts, pants, jeans, overalls, T-shirts, sweatshirts, tank-tops, polo shirts, jackets, blazers, coats, parkas, caps, belts, suspenders, necktie-pins, cuff-links, socks and handkerchiefs.

Mexico	08046	25	201,586	969437	REGISTRATION RENEWAL DUE 07/28/2014
			6/9/94	07/29/1994	11/03/08 — Sent both certificate of registration and renewal registration certificate to SKX.
Goods:
Footwear and apparel					Class 25 — Footwear, apparel and hats.

	DKT		SERIAL NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	REG. DATE	STATUS
Mexico	11365	16	372591	780432	REGISTRATION RENEWAL DUE 04/23/2009
			4/23/1999	04/23/1999	11/26/08 — Received renewal application filing receipt from assoc. 10/16/08 — Instructed assoc. to renew registration.
Goods:					09/10/08 — Received reminder to renew registration.
Cardboard					04/18/06 — Received DAU filing receipt from associate.
Boxes					02/23/06 — Assoc. filed DAU with the Mexico Trademark Office.
					01/19/06 — Associate confirmed filing DAU.
					01/18/06 — Email to associate requesting confirmation that DAU was filed.
					01/05/06 — Email from associate confirming receipt.
					01/04/06 — Email to associate instructing to file declaration.
					11/15/05 — Assoc. informed us that they need our confirmation that the mark has not been interrupted for more than three consecutive years in Mexico.
					08/25/05 — Phil requested we wait until January 2006 then file a DAU.
					08/09/05 — Informed Skechers of due date to file declaration of use. Also informed them that the declaration is not mandatory and does not preclude them from filing renewal but it will be helpful in the case a third party files a cancellation request against the mark.
					10/11/04 — Forwarded assignment to SKX.
					09/03/04 — Received official assignment from associate.

					Class 16: paper, cartons and articles of paper material not in other classes, printed products, book binders, photographs, stationary, sheets of stickers or for the home, artist material, film, machines for writing and office articles (except furniture)’ instruction material for teaching (except machinery) plastic materials for packaging (not comprised in class 57).

Panama	08047	25	72059	72059	REGISTRATION RENEWAL DUE 08/05/2004
			08/05/94	8/5/1994	10/12/05 — Resolution No. 9797 dated July 1, 2005 assigning mark to Skechers II, DE
					05/12/03 — Received Resolution No. 616 stating that the assignment to Skechers II, CA was recorded as of January 8, 2003.
					Class 25: Men’s, women’s and children’s footwear; and men’s, women’s and children’s clothing, namely t-shirts, sweatshirts, sweatpants, socks, shorts and hats.

Peru	12187	25	113381	071642	REGISTRATION RENEWAL DUE 05/15/2011
			09/06/2000	05/15/01

Philippines	08853	25	4-1995-101941	4-1995-127809	DAU DUE 10/12/2011
			08/10/1995	10/13/2005	REGISTRATION RENEWAL DUE 10/12/2025
					07/06/06 — Sent original cert. to SKX.
- for footwear

Philippines	11796	25	4-1999-09230		ABANDONED 11/27/01
			11/26/99		- for apparel

Philippines	09376	25	107,835 5/2/96		11/26/98 — Advised assoc. to prepare cease and desist letters to manufacturers and distributors of infringing shoes bearing the SKATERS trademark.

	DKT		SERIAL NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	REG. DATE	STATUS
Portugal	8048	25		303,596	REGISTRATION RENEWAL DUE 09/12/2015
				9/12/95	Declaration of Use Due 03/12/2010
					Class 25: Footwear

Russia	8049	25	94026688	143,758	REGISTRATION RENEWAL DUE 07/29/2014
			07/29/94	06/28/96	“Assigned to Skechers **
					Class 25: Clothes and footwear.

Puerto Rico	13519	25	8,416	8,416	REGISTRATION RENEWAL DUE 07/09/2006
			08/16/2002	07/09/2006	04/17/06 — Assoc. confirmed receipt of notarized assignment and certified reg. ‘971.
					04/12/06 — Sent to associate the notarized assignment and certified registration ‘971.
					04/11/06 — Received notarized Trademark Assignment from SKX.
					04/10/06 — Received certified copy of registration no. 2,284,971.
					03/23/06 — Assoc. requested certified renewal certificate for reg. no. 8,416.
					02/27/06 — Requests assoc. to file renewal of registration.
					02/21/06 — Associate email discussing the effects of trademarks based on local registrations and federal trademarks.
					02/07/06 — Sent schedule of SKX registrations to associate.
					02/07/06 — Associate email requesting schedule of SKX trademark registrations in Puerto Rico.
					02/07/06 — T/C with Paul Ferrer re renewal.
					02/02/06 — Email re associate out of the office.
					02/02/06 — Instructed associate to renew registration.
					02/02/06 — Associate out of office for business.
					02/02/06 — Email to assoc. instructing to renew registration.
					Class 25: footwear.

Singapore	08050	25	657/94	6570/94	REGISTRATION RENEWAL DUE 01/08/2013
			07/29/94	7/29/1994	Continued Use Due 01/08/2008
					Class 18: all-purpose sports and travel bags, backpacks, tote bags, carry-on bags, handbags, fanny packs, wallets, briefcases, luggage and garment bags for travel.

South Africa	8051	25	94/10292	94/10292	REGISTRATION RENEWAL DUE 09/23/2014
			07/27/94	9/23/94	Continued Use Due 09/23/2009
					Class 25: Clothing, footwear and headgear.

Spain	7990	25		1,905,706	REGISTRATION RENEWAL DUE 05/30/2014
				5/30/94	Class 25: Apparel, shoes and hats.

Taiwan	8052	25	83049682	00692552	REGISTRATION RENEWAL DUE 06/30/2003
			07/28/94	7/28/94	05/27/03 — Received confirmation from associate informing they filed the renewal on April 22, 2003.

Thailand	14810	25	370345	TM 92166	REGISTRATION RENEWAL DUE 09/25/2018
			09/25/1998	09/25/1998	09/15/08 — Sent renewal registration to SKX.
					01/06/99 PHIL FILED A NEW APPLICATION INTERNALLY

					Class 25 — Shoes (except sport shoes), sport shoes.

	DKT		SERIAL NO. &	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	REG. DATE	STATUS
Turkey	08854	25		164753	REGISTRATION RENEWAL DUE 08/30/2015
				08/31/1995
					Class 25 — Clothing for women, men and children, in particular t-shirts, sweat shirts, sweat pants, shorts, short socks, head wear (hat, cap, beret); foot wear (shoes, boots, sandals, sports shoes for sports activities, slippers)

U.K.	08418	18		2001971 11/11/94	REGISTRATION RENEWAL DUE 11/11/2014 10/26/04 — Informed Phil that registration renewed
SPORT-UTILITY BAGS & DESIGN					18-Sports bags, hiking backpacks, shopping bags, casual bags, wallets, satchels, briefcases, travel bags and school bags.

U.K.	8053	25		1,580,307	REGISTRATION RENEWAL DUE 08/01/2011
				08/01/94	** Skechers II **

Venezuela	11233	25	23.117/98	N° 98-23117	REGISTRATION RENEWAL DUE 08/17/2010
			12/11/98	23,132	07/15/02 — Per Harley Lewin. — application registered

SKECHERS U.S.A., INC. II
Status Report for the mark SKX
U.S. 1-4; Foreign 4-4
As of May 31, 2009

			SERIAL NO.	REG.
	DKT		FILING	NO. &
COUNTRY	NO.	IC	DATE	DATE	STATUS
U S.A. (ITU)					ABANDONED 05/09/2006
	11983	25	75/942,023	N/A	05/09/06 — Sent confirmation to SKX to abandon mark.
SKX			3/11/00		05/09/06 — T/C with Phil re abandon mark.

					Class 25 — Apparel namely shirts, pants, jackets, dresses, shorts, skirts, headwear and hats.

U.S.A (ITU)	11323	25	75/653,278		ABANDONED PURSUANT TO PHIL’S REQUEST OF 7/12/04
“SK”			3/4/99		Due Date to File 2nd RET or SOU is July 28, 2004
-for footwear					07/12/04 — Phil informed we can abandon the mark and possibly re-file in the future.

USA	12309	25	75/980,297	2,542,311	REGISTRATION RENEWAL DUE 02/26/2012
SKX for footwear			(3/11/00)	02/26/2002	02/21/08 — Received Notice of Acceptance of § 8 & § 15.
(child application, Dkt. 11983)					Class 25 — Footwear and shoes.

U.S.A. (ITU)	12002	25			ABANDONED 04/04/03
“SKX BY SKECHERS”			74/942,022 3/8/2000		04/02/03 — Skechers requested we abandon the application and spend no more $. Fourth RET or SOU Due 05/08/03
					— footwear and apparel

U.S.A. (ITU)					ABANDONED 04/04/03
“SKECHERS SKX”	12004	25	74/942,021 3/11/2000		— footwear and apparel

U.S.A. SERVICE MARK (ITU) “SKX”	12005	42	75/942,020 3/11/00		ABANDONED 12/12/03 11/25/03 — Phil requested we abandon this application but requested we maintain prosecution of the mark in class 25.

					35 — Retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.

U.S.A. SERVICE MARK (ITU) “SKX BY SKECHERS”	12006	42	75/942,019 3/11/00		ABANDONED 04/04/03 — retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.

U.S.A. SERVICE MARK (ITU) “SKECHERS SKX”	12007	42	75/942,018 3/11/00		ABANDONED 04/04/03 — retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.

U.S.A. TM/SM (ITU) “SKX and Shield Design”	12031	25 42	76/004,305 March 20, 2000	ABANDONED 04/04/03

25 — footwear and apparel.
					42 — retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.

SKECHERS U.S.A., INC. II
Status Report for the mark SKX
U.S. 1-4; Foreign 4-4
As of May 31, 2009

	DKT		SERIAL NO.	REG. NO. &
COUNTRY	NO.	IC	FILING DATE	DATE	STATUS
U.S.A. TM/SM (ITU)	12032	25 42	76/004,306 March 20,		ABANDONED 04/04/03
“SKX and Design”			2000		25 — footwear and apparel. 42 — retail footwear and clothing store services, mail order catalog services featuring footwear and clothing, on-line retail store services featuring footwear and clothing.

U.S.A. TM DIV SKX and design Div. of 12032	13100	25	76/982,046 03/20/00	2,583,260 06/18/02	CLOSED PER JIM EMAIL OF 06/11/2008 § 8 & § 15 Declaration of Use Due 06/18/2008 REGISTRATION RENEWAL DUE 06/18/2012 03/04/08 — Sent DOU reminder to SKX.

U.S.A. TM/SM (ITU) SKX ENGINEERED BY SKECHERS and Design (stylized script)	12831	25	76/308,060 09/04/01		ABANDONED 01/04/02 for apparel

U.S.A. TM: SKX ENGINEERED BY SKECHERS and Design (stylized script)	12914	25			ABANDONED 01/04/02 Use based for footwear

SKECHERS U.S.A., INC. II
Status Report for the mark SKX
U.S. 1-4; Foreign 4-4
As of May 31, 2009

			SERIAL NO.	REG.
	DKT		FILING	NO. &
COUNTRY	NO.	IC	DATE	DATE	STATUS
AUSTRALIA TM SKX	12749	25	876593	876593	REGISTRATION RENEWAL DUE 05/22/2011
			05/22/2001	05/22/2001	04/07/04 — Sent letter to Skechers requesting whether they want to file declaration of use prior to due date of May 22, 2004.

BULGARIA TM SKX	12454	25	NR. 52234 11/16/00	41350 11/16/2000	REGISTRATION RENEWAL DUE 11/16/2010

CANADA TM SKX	12750	25	1,106,483 6/14/01	1,106,483 02/19/2008	REGISTRATION RENEWAL DUE 02/19/2023
					Class 25 — Footwear namely, shoes, boots, sneakers, sandals, slippers and apparel namely, shirts, pants, jackets, dresses, shorts, skirts, socks, belts and headwear namely, hats, caps, toques and scarves.
			Assoc. Ref: 1468-19AB

CHINA TM SKX	12751	25	2001088293	1791746	REGISTRATION RENEWAL DUE 06/20/2012
			05/28/01	06/20/02

			Assoc. Ref:
			TIN20012886

CTM TM SKX	12979	25	2 389 732 09/26/01		ABANDONED

FRANCE TM SKX	12752	25	01 3102233	01 3102233	REGISTRATION RENEWAL DUE 05/24/2011
			05/24/2001	05/24/2001

GERMANY TM SKX	12753	25	301 32 629.0/25	301 23 629 04/15/2002	REGISTRATION RENEWAL DUE 05/31/2011
			05/25/01		(Skechers II)

GREECE TM SKX	12754	25	146528	146528	REGISTRATION RENEWAL DUE 05/29/2011
			05/30/01	12/17/2002	Continued Use Due May 30, 2006
					Class 25: footwear, apparel and headwear.

HONG KONG TM	12755	25	2001 08367	B09569	REGISTRATION RENEWAL DUE 05/25/2008
SKX			05/25/01	05/25/2002	11/30/07 — Received renewal filing receipt from assoc.
					11/13/07 — Assoc. confirmed instructions to renew registration.
					11/13/07 — Instructed assoc. to renew registration.
					Class 25: Footwear and apparel; shoes, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.

JAPAN TM SKX	12756	25	52747/2001 06/11/01	4581005 06/28/2002	REGISTRATION RENEWAL DUE 06/28/2012

SKECHERS U.S.A., INC. II
Status Report for the mark SKX
U.S. 1-4; Foreign 4-4
As of May 31, 2009

			SERIAL NO.	REG.
	DKT		FILING	NO. &
COUNTRY	NO.	IC	DATE	DATE	STATUS
NEW ZEALAND TM	12757	25	638682	638682	REGISTRATION RENEWAL DUE 05/30/2018
SKX			05/30/01	12/06/01	03/18/08 — Sent renewal certificate to SKX.
					Class 25: Footwear and apparel.

PANAMA TM SKX	12758	25	115339	115339	REGISTRATION RENEWAL DUE 06/20/2011
				06/11/2003	Class 25: clothing, footwear and headgear, footwear and apparel, namely shoes, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts for clothing.

PANAMA COLON FREE	15293	25	115339	115339	REGISTRATION RENEWAL DUE 06/20/2011
ZONE TM SKX				06/11/2003	Continuous Use Due 06/20/2006

					Class 25: clothing, footwear and headgear, footwear and apparel, namely shoes, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts for clothing

PHILIPPINES SKX	12344	25	4-2000-08437		ABANDONED 12/31/03 PURSUANT TO PHIL’S REQUEST OF 12/9/03
for footwear			10/05/00		Romulo
					(Skechers II)

PUERTO RICO TM SKX	13520	25	8,415	8,415	REGISTRATION RENEWAL DUE 02/28/2012
			08/16/02	02/13/2003	Class 25: Footwear and shoes.

SOUTH AFRICA TM	12759	25	2001/09145	2001/09145	REGISTRATION RENEWAL DUE 05/25/2011
SKX			05/25/01	05/25/2001	05/30/06 — Sent registration certificate to SKX.
					Class 25 — Clothing, footwear, headgear, including shirts, pants, jackets, dresses, shorts, skirts, socks and belts.

TAIWAN TM SKX	12760	25	90021230	01008237	REGISTRATION RENEWAL DUE 07/15/2012
			05/28/01	08/16/02

UNITED KINGDOM SKX	12761	25	2271619	2271619	REGISTRATION RENEWAL DUE 06/03/2011
			06/20/01	06/03/201	01/09/02 — Sent original certificate of reg. to SKX
					Class 25 — Footwear, clothing, apparel, shoes, shirts, pants, jackets, dresses, shorts, skirts, headwear, hats, socks and belts.

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark
SOMETHIN’ ELSE FROM SKECHERS
As of May 31, 2009

	Docket	Goods	Serial No.	Registration No.	Decl. of
Mark	No.	Class	Filing Date	Filing Date	Use Due	Status

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark
SOMETHIN’ ELSE FROM SKECHERS
As of May 31, 2009

	Docket	Goods	Serial No.	Registration No.	Decl. of
Mark	No.	Class	Filing Date	Filing Date	Use Due	Status
ITU SOMETHIN’ ELSE FROM SKECHERS (plain script)	12469	Footwear 25	76/178,933 12/11/2000	2,750,899 08/12/2003	08/12/2009	CLOSED PER JIM EMAIL OF 03/13/2009 DOU DUE 08/12/2009 REGISTRATION RENEWAL DUE 08/12/2013 03/13/09 — Received instructions to abandon the mark. 02/01/09 — Sent notice to file DOU. Class 25: footwear

ITU SUMTH’N ELSE FROM SKECHERS (plain script)	12470	Footwear 25	76/178,932 12/11/2000			ABANDONED 06/13/03 06/13/03 — Skechers requested we abandon this application.

ITU SOMETHIN’ ELSE FROM SKECHERS (Stylized script)	12830	Apparel 25	76/308,061 09/04/01			ABANDONED 04/28/2006 04/28/06 — Received instructions to abandon application.

Use Based SOMETHIN’ ELSE FROM SKECHERS (stylized script)	12913	Footwear 25	76/313,101 09/10/01	2,653,976 11/26/02	11/26/2008	REGISTRATION RENEWAL DUE 11/26/2012 09/08/08 — Sent Acceptance of Declaration of Use to SKX. Class 25 — Footwear.

USTM (USE BASED) DESIGN WAVE SHAPE	13038	25 footwear	76/341,615 11/26/01			FILE CLOSED 02/06/03 03/06/03 — Skechers requested we abandon the application.

USTM (ITU) DESIGN WAVE SHAPE	13039	25 apparel.	76/341,616 11/26/01			ABANDONED 03/12/03 First RET or SOU Due 03/24/2003 03/11/03 — Received authorization from Skechers to abandon the application.

USTM SOMETHIN’ ELSE FROM SKECHERS (plain script)	13041	25 apparel.	76/341,730 11/26/01	3,055,819 01/31/2006	01/31/2012	REGISTRATION RENEWAL DUE 01/31/2016 Class 25 — Apparel items; namely shorts, skirts

USTM (ITU) SOMETHIN’ ELSE FROM SKECHERS (plain script)	13042	18 Purses and handbags	76/341,729 11/26/01			ABANDONED PURSUANT TO 8/25/05 LTR FROM PHIL Due Date to File SOU is 12/03/05 — No Further Extensions 08/25/05 — Phil instructed we abandon the application — “we can re-file later if we have to.
USTM (ITU) SOMETHIN’ ELSE FROM SKECHERS (stylized script)	13043	18 Purses and handbags	76/341,728 11/26/01			ABANDONED 12/31/03 PURSUANT TO TC WITH PHIL 12/03/03 — Pursuant to TC with Phil, he requested we abandon this docket.

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark
SOMETHIN’ ELSE FROM SKECHERS
As of May 31, 2009

	Docket	Goods	Serial No.	Registration No.	Decl. of
Mark	No.	Class	Filing Date	Filing Date	Use Due	Status
USTM (ITU) DESIGN WAVE SHAPE	14235	25 footwear	78/181,793 11/05/02			ABANDONED 03/18/05 03/17/05 — Phil requested us not to file the RET and abandon the application.

USTM (ITU) SOMETHIN’ ELSE	14908	25	78/298,441 09/10/03			CLOSED PER JIM EMAIL OF 10/08/2007.

USTM (Divisional) SOMETHIN’ ELSE	15685	35	78/975,836	2,950,390 05/10/2005		DOU DUE 05/10/2011 REGISTRATION RENEWAL DUE 05/10/2015 06/15/05 — Sent registration certificate to SKX.

						Class 25 — Footwear, namely shoes.

USTM (ITU) SOMETHIN’ ELSE	15963	35				04/13/05 — Skechers requested we abandon the application. 04/11/05 — Sent reminder to Skechers to sign and return application.
						03/30/05- Prepared ITU service mark and sent copy to Skechers to review, sign and return for filing.
						03/30/05 – Received instructions from Phil to prepare service mark application for footwear retail stores.

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark

	Docket	Goods	Application No.	Registration No.
Country	No.	Class	Filing Date	Filing Date	Status
Australia TM	12956	Footwear	890048 09/24/01	890048 05/03/02	REGISTRATION RENEWAL DUE 09/24/2011

Brazil TM	17297	Footwear Class 25	828263639 03/13/2006	N/A	06/13/07 — Filed supplementary petition. 12/28/06 — Filed answer to opposition.
					10/31/06 — Received a notice of opposition was filed against SKX’s mark. 08/28/06 — Assoc. advised the application has published for opposition on 04/18/2006.
					05/16/06 — Requested associate to advise of status of prosecution of application.
					05/03/06 — Opened file for the mark S Design for footwear in Class 25.

Canada TM	12957	Footwear	1,116,319 09/21/01	TMA 615,975 07/29/2004	REGISTRATION RENEWAL DUE 07/29/2019 Class 25: Footwear, namely shoes, boots and sneakers.

China TM	12958	Footwear	2001179199 09/24/01	2003893 02/21/03	REGISTRATION RENEWAL DUE 02/20/2013

CTM TM	12959	Footwear	2 389 740 09/26/01	2 389 740 02/17/03	REGISTRATION RENEWAL DUE 09/26/2011 Class 25: Footwear

France TM	12973	Footwear	01 3122402 09/24/01	01 3122402 09/24/01	REGISTRATION RENEWAL DUE 09/22/2011

Germany TM	12974	Footwear	2 389 740 09/26/01	30156571 01/07/2002	REGISTRATION RENEWAL DUE 09/30/2011 First Annuity/Use Due 01/07/2007

Hong Kong TM	12960	Footwear	2001 15574 09/24/01	B02471 02/20/03	REGISTRATION RENEWAL DUE 09/24/2018 08/19/08 — Sent renewal certificate to SKX.

					Class 25: Footwear.

Japan TM	12961	Footwear	86371/2001 09/25/01		ABANDONED 09/22/03 02/02/06 — Email to SKX whether to close file or file an application for SOMETHIN ELSE FROM SKECHERS.

New Zealand TM	12962	Footwear	646479 10/04/01	646479 04/04/2002	REGISTRATION RENEWAL DUE 10/04/2018 09/04/08 — Sent renewal certificate to SKX.

					Class 25 — Footwear.

Panama TM	12963	Footwear	117310 09/27/01	117310 01 09/27/2001	REGISTRATION RENEWAL DUE 09/27/2011 Class 25: Footwear.

Philippines TM	12964	Footwear	4-2001-0007620 10/10/01	4-2001-007620 07/29/2006	REGISTRATION RENEWAL DUE 07/29/2016 01/17/08 — Sent registration certificate to SKX.

					Class 25 — Footwear, namely, boots, shoes and sneakers.
South Africa TM	12965	Footwear	2001/16683 09/25/2001	2001/16683 09/25/2001	REGISTRATION RENEWAL DUE 09/24/2011 09/22/06 — Sent original reg. certificate to SKX.

					Class 25 — Footwear.

SKECHERS U.S.A., INC. II
U.S. and Foreign Status Report for the mark

	Docket	Goods	Application No.	Registration No.
Country	No.	Class	Filing Date	Filing Date	Status
Taiwan TM	12966	Footwear	90039227		ABANDONED 06/23/03
					06/23/03 — Skechers never responded to our letters re filing an administrative suit. Therefore, the application became abandoned. Due Date to File Administrative Suit is May 14, 2003

United Kingdom TM	12975	Footwear	2282250 10/03/01	2282250 03/15/2002	REGISTRATION RENEWAL DUE 10/03/2011

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
SOHO LAB
As of May 31, 2009

Country	Docket	Design	Serial	Registration	Status
USTM (ITU): SOHO LAB Divisional (Parent) to 15631	15375	WORD MARK	78/461,746 08/04/2004	Not registered	FILE CLOSED PER JIM EMAIL OF 02/10/2009

USSM: SOHO LAB Divisional (Child) of 15375	15631	SOHO LAB	78/975,775 08/04/2004	3,076,820 04/04/2006	REGISTRATION RENEWAL DUE 04/04/2016 04/14/06 — Sent registration to SKX. Class 35 — Retail store services featuring footwear.

USTM: SOHO LAB	16581	SOHO LAB	78/748,762 11/07/2005	3,270,044 07/24/2007	DOU DUE 07/24/2013 REGISTRATION RENEWAL DUE 07/24/2017 07/31/07 — Sent registration certificate to SKX. Class 25 — Footwear.

CHINA: SOHO LAB Class 25 — Footwear; apparel; football shoes; hosiery; gloves [clothing]; caps [head wear]; scarves; bathing suits; waterproof clothing	18911	SOHO LAB	n/a	Not registered	01/24/08 — Received filing receipt from assoc.
12/18/07 — Assoc. confirmed filing of application.
12/13/07 — Instructed assoc. to file application.
					12/11/07 — Received instructions to file application.

COLOMBIA: SOHO LAB	16597	SOHO LAB	05-114.533 11/10/05	N/A	ABANDONED PER JIM EMAIL OF 02/26/2008 Class 25 — Footwear and apparel

COLOMBIA: SOHO LAB	17908	SOHO LAB	06122403 12/05/2006	Not registered	ABANDONED PER JIM 01/14/2009 01/14/09 — T/C with jim to abandon application. 01/13/09 — Advised SKX of rejection. 01/13/09 — Received rejection of application.

CTM: SOHO LAB	15649	n/a	4 108 767 11/05/2004	Not registered	FILE CLOSED PER JIM EMAIL 07/01/2008 Class 35 — Retail sales of footwear and apparel

CTM SOHO LAB	15818	SOHO LAB	4 278 354 02/08/05		ABANDONED PER JIM 01/08/2009 DEADLINE TO FILE AN APPEAL 07/09/2007 Class 25 — Clothing, shoewear, headgear

JAPAN: SOHO LAB	15650	SOHO LAB	6494/2005 01/28/2005	4939525 03/24/2006	REGISTRATION OPEN 09/25/2015 REGISTRATION RENEWAL DUE 03/24/2016 06/06/06 — Sent registration certificate to SKX.

Country	Docket	Design	Serial	Registration	Status
Class 25 — Clothing (except aprons, collar protectors, socks and stockings, gaiters, fur stoles, shawls, scarves (scarfs), tabi (Japanese socks), tabi covers, gloves, babies’ diapers of textile, neckties, neckerchieves, bandanna, warm supporter, mufflers, ear muffs), garters, stocking suspenders, braces (suspenders), waistbands, belts, footwear, special sporting and gymnastic wear; special sporting and gymnastic footwear.

Class 35 — Commercial sales information supply (commercial information agencies), providing sales information about the management of retail store services, professional business consultancy about the management of retail sales and catalog shopping, advertising, professional business consultancy, marketing research, administration of accommodation services (hotels), preparation, auditing, auctioneering, import-export clearance agencies, shorthand (stenography) transcription (including stencil-paper writing), document reproduction, document or magnetic-tape filing, operation of computers, typewriters, telex, machines and apparatus for office, rental and leasing of publicity materials, rental and leasing of typewriters, copy machines and word processors (office machines and equipment rental).

PANAMA: SOHO LAB	16598	SOHO LAB	146743 11/11 /05	Opposition Period Expires 10/30/2008
09/08/08 — Received Notice of Publication from assoc.
01/23/06 — Fax to SKX re proposals and sent search report.
01/19/06 — Received search report from associate and advised to investigate whether Caribbean pacific sportswear is still using the trademark SOHO.
01/18/06 — Fax to SKX re rejection of application based on similarity.
01/17/06 — Email from SKX informing Phil is handling the application.
01/17/06 — Email to SKX informing the application was rejected based on similarity.
01/16/06 — Assoc. letter informing the application was rejected based on similarity.
11/28/05 — Assoc. filed application on 11/11/200 [ILLEGIBLE]
11/14/05 — Received email from associate informing they filed an application for footwear and apparel on November 11, 2005.

Country	Docket	Design	Serial	Registration	Status
11/09/05 — Associate confirmed receipt of request and will file the application.
11/08/05 — Sent letter to the associate requesting they prepare an application for the mark for footwear and apparel.
11/08/05 — Received email from Jim requesting we file an application to cover footwear and apparel in class 25.

Class 25 — Footwear and apparel

VENEZUELA: SOHO LAB	16599	SOHO LAB	25230-2005 11/15/2005	12/12/06 — Advised SKX of pending decision.
12/04/06 — Assoc. advised they are waiting on the pending decision by the PTO and will advise us in January.
12/01/06 — Req. status of application from assoc.
11/29/06 — SKX req. status of applications.
11/29/06 — Advised SKX of existing applications for SOHO LAB in Class 25.
11/28/06 — SKX instructs filing an application to register the mark SOHO LAB in Classes 25 and 35.
06/29/06 — Received brief as filed in the PTO from assoc.
03/20/06 — Associate confirmed the application was published in the official bulletin dated February 16, 2006.
03/13/06 — Associate confirmed submission of certified copy to trademark office.
11/29/05 — Sent cert. copy of first application to assoc.
11/09/05 — Associate confirmed the priority will only apply to footwear but they will file the application for footwear and apparel.
11/08/05 — Associate informed they can base the application on priority of the mark SOHO LAB for footwear in the U.S. They require a cert. copy of the application.
11/08/05 — Sent letter to the associate requesting they prepare an application for the mark for footwear and apparel.
11/08/05 — Received email from Jim requesting we file an application to cover footwear and apparel in class 25.
VENEZUELA SM: SOHO LAB	17909	SOHO LAB	287742006 12/11/2006	05/27/08 — Assoc. confirmed filing a response to office action to amend the identification of goods.
05/25/07 — Assoc. advised the application was published for opposition.
01/04/07 — Receiving filing receipt from assoc.
12/01/06 — Assoc. confirmed receipt of filing application.
11/30/06 — Instructed assoc. to file an application to register the mark SOHO LAB in Class 35 for retail sales of footwear and apparel.

Country	Docket	Design	Serial	Registration	Status
11/29/06 — Advised SKX of existing applications for SOHO LAB in Class 25. 11/28/06 — SKX instructs filing an application to register the mark SOHO LAB in Classes 25 and 35.

SKECHERS U.S.A., INC. II
U.S. AND FOREIGN TRADEMARK REGISTRATIONS AND APPLICATIONS
Z-STRAP and Z STRAP (no hyphen)
As of May 31, 2009

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
United States Z-STRAP (Our Docket 16783)	Class 25 — Footwear.	78/760,570 11/23/2005	Not registered	ABANDONED PER PHIL T/C OF 12/13/2007 DUE DATE TO FILE ALLEGATION OF USE 10/11/2007 07/23/2007 — Requested first use dates and specimens for the mark Z-STRAP (with hyphen)

United States Z-STRAP (Our Docket 18128)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	77/134,852 03/19/2007	Not registered	ABANDONED PER EMAIL OF 08/15/2008 09/04/2007 — Received Notice of Publication from PTO. 03/19/2007 — Filed application with PTO. 03/05/2007 — Received instructions from Phil to register the mark.

United States Z STRAP (Our Docket 18604)	Class 25 — Footwear	77252510 08/10/2007	3,456,974 07/01/2008	DOU DUE 07/01/2014 REGISTRATION RENEWAL DUE 07/01/2018 07/08/08 — Sent registration certificate to SKX.

United States Z STRAP (Our Docket 18918)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	77361,338 12/28/2007	3,538,370 11/25/2008	DOU DUE 11/25/2014 REGISTRATION RENEWAL DUE 11/25/2018 12/01/08 — Sent registration certificate to SKX.

United States	Class 09 — Pre-recorded DVDs,	Not filed	Not registered	05/22/09 — Sent ITU application for signature. 05/20/09 — Received instructions to open file.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
TM/SM Z STRAP (Our Docket 20336)	digital video discs, digital versatile discs, CD-ROM discs and video cassettes featuring animated entertainment; motion picture films featuring animated entertainment; downloadable television shows featuring animated entertainment; video game cartridges; video game discs.

Class 41 — Entertainment in the nature of on-going television programs in the field of animated entertainment.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
Canada Z STRAP (Our Docket 19104)	Class 25 — Footwear	1,382,563 02/08/2008	Not registered	04/13/09 — Received publication snippet from assoc.
01/13/09 — Assoc. confirmed filing of response to office action.
01/05/09 — Instructed assoc. to amend identification of goods to “footwear, namely, shoes and sneakers”.
01/02/09 — Assoc. confirmed receipt of certified copy.
12/02/08 — Sent certified copy of U.S. registration.
11/10/08 — Instructed assoc. to amend ID of goods as proposed.
11/10/08 — Received office action.
03/31/08 — Received filing receipt.
02/08/08 — Assoc. confirmed filing of application.
02/07/08 — First use date is 11/30/2006.
01/29/08 — Instructed assoc. to file application.

China Z STRAP (Our Docket 18912)	Class 25 — Footwear	6442078 12/17/2007	Not registered	03/11/08 — Received filing receipt.
02/15/08 — Assoc. confirmed certified copy.
02/08/08 — Sent certified copy to assoc.
01/24/08 — Ordered certified copy.
01/24/08 — Received filing receipt from assoc.
12/18/07 — Assoc. confirmed filing application.
12/13/07 — Instructed assoc. to file application.

China Z STRAP Our Docket 18913)	Class 16 — Publications, namely, comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.	6442077 12/17/2007	Not registered	01/24/08 — Received filing receipt from assoc. 12/18/07 — Assoc. confirmed filing of application. 12/13/07 — Instructed assoc. to file application.

CTM Z-STRAP (Our Docket 18129)	Class 16 Class 25	005785005 03/26/2007	5785225 02/05/2008	COMPULSORY USE BY 02/04/2013
RENEWAL DUE 03/25/2017
03/18/08 — Sent registration certificate to SKX.

Class 16 — Publications, namely comic books, comic magazines, graphic novels and printed stories in illustrated form featured in books and magazines.

Class 25 — Footwear.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
CTM Z STRAP (Our Docket 19105)	Class 25 —	6622187	006622187	REGISTRATION RENEWAL DUE 01/30/2018
	Footwear.	01/30/2008	11/12/2008	01/22/09 — Sent registration certificate to SKX.

HONG KONG Z STRAP (Our Docket 19106)	Class 25 —	301043225	301043225	REGISTRATION RENEWAL DUE 01/26/2018
	Footwear	01/30/2008	01/30/2008

Japan Z STRAP (Our Docket 18924)	Class 16 —	126922/2007	Not registered	08/08/08 — Assoc. confirmed filing a response.
	Publications,	12/25/2007		07/31/08 — Assoc. confirmed instructions.
	namely, comic books, comic			07/30/08 — Instructed assoc. to submit copies of U.S. and CTM registrations with the JPO.

	magazines,			06/26/08 — Assoc. confirmed filing of response.
	graphic novels			06/16/08 — Assoc. confirmed instructions to respond.
	and printed			06/13/08 — SKX advises the mark is distinctive and not
	stories in			descriptive to Japanese consumers.
	illustrated form			06/12/08 — Sent reminder to SKX to respond to OA.
	featured in books			04/24/08 — Advised SKX of office action.
	and magazines.			04/21/08 — Received office action.
02/20/08 — Assoc. confirmed submission of certified copies.
	Class 25 —			02/08/08 — Sent certified copy to assoc.
	Footwear.			01/25/08 — Ordered certified copy.
01/10/08 — Received filing receipt from assoc.
12/21/07 — Instructed assoc. to file application.

MEXICO Z STRAP (Our Docket 19016)	Class 25 —	910750	Not registered	10/28/08 — Received writ as filed with the Trademark Office.
	Footwear.	01/31/2008		09/04/08 — Assoc. confirmed instructions to file response.
09/02/08 — Agreed with associates amendments.
09/01/08 — Received office action.
06/16/08 — Assoc. confirmed filing of certified copy.
04/11/08 — Assoc. confirmed receipt of certified copy.
04/10/08 — Sent certified copy.
02/22/08 — Received filing receipt from assoc.
01/30/08 — Assoc. confirmed instructions.
01/29/08 — Instructed assoc. to file application.

PHILIPPINES Z STRAP (Our Docket 19019)	Class 25 —	4-2008-001365	Not registered	03/16/09 — Assoc. noted receipt of Notice of Issuance.
	Footwear.	02/04/2008		01/14/09 — Assoc. confirmed payment of publication fee.
01/12/09 — Instructed assoc. to pay registration fees.
01/12/09 — Received notice of publication and payment request.
11/14/08 — Assoc. confirmed filing of response to office
action. 11/12/08— Instructed assoc. to disclaim the term
“STRAP” and to identify the goods as proposed.

		Serial No./	Registration No./
Country	Class	Filing Date	Registration Date	Status
11/11/08 — Received office action.
08/07/08 — Assoc. confirmed filing of certified copy.
07/24/08 — Assoc. confirmed receipt of certified copy.
07/21/08 — Sent certified copy to assoc.
05/19/08 — Assoc. confirms obtaining extension.
05/16/08 — Advised assoc. the mark is pending and to obtain
an extension to submit certified copy.
04/25/08 — Assoc. requested certified copy.
04/01/08 — Assoc. confirmed receipt of signed POA.
03/25/08 — Sent signed POA to assoc.
03/03/08 — Received filing receipt from assoc.
01/31/08 — Assoc. confirmed instructions.
01/29/08 — Instructed assoc. to file application.

TAIWAN	Class 25 —	97004883	01335291	Compulsory Use By 10/28/2011
	Footwear.	01/31/2008	11/01/2008	REGISTRATION RENEWAL DUE 10/30/2018
Z STRAP				11/19/08 — Sent registration certificate to SKX.

(Our Docket 19107)

310 GLOBAL BRANDS, INC.
STATUS REPORT OF LIVE U.S. AND FOREIGN TRADEMARK APPLICATIONS /
OPPOSITION PROCEEDINGS
HANDLED BY CONNOLLY BOVE LODGE & HUTZ LLP

		SER. NO. &	REG. NO. &	§§ 8 & 15
COUNTRY	IC	FILING DATE	DATE	DUE DATE	STATUS
U.S.A. 310	18, 25	78/189743 11/27/2002	3,335,825 11/13/2007	11/13/2013	REGISTERED. Renewal due 11/13/2017. Assigned to 310 Global Brands, Inc.

Bags (tote, sport, duffel, rolling, messenger), backpacks and luggage; footwear and clothing

BULGARIA 310	25	85195 03/07/2006	62651 12/21/2007		REGISTERED. Renewal due 03/07/2016. Application filed in the name of SKECHERS U.S.A., Inc. II.
Footwear and apparel

CANADA 310 Footwear; clothing and outerwear	25 (no official classes in Canada)	1,305,960 06/20/2006			Published 01/14/2009; monitoring status.

EUROPEAN UNION 310 Automotive products; automobile components; watches; key chains; desk accessories; leather goods; clothing; retail services; maintenance services	2, 3, 7, 9, 12, 14, 16, 18, 25, 35, 37	003206141 05/23/2003	003206141 10/20/2005	REGISTERED. Renewal due 05/23/2013.
CTM app filed for applicant 310 Global Brands, Inc. (partial priority claimed). “Coatings in the nature of automobile finishing” in Class 2, and Classes 1 & 4 withdrawn from application pursuant to agreement with Motul S.A.

310 GLOBAL BRANDS, INC.
STATUS REPORT OF LIVE U.S. AND FOREIGN TRADEMARK APPLICATIONS /
OPPOSITION PROCEEDINGS
HANDLED BY CONNOLLY BOVE LODGE & HUTZ LLP

		SER. NO. &	REG. NO. &	§§ 8 & 15
COUNTRY	IC	FILING DATE	DATE	DUE DATE	STATUS
U.S.A.	25	78/455250 07/22/2004	3,349,353 12/04/2007	12/04/2013	REGISTERED. Renewal due 12/04/2017.
310 Combo (Elongated)

Footwear, clothing and outerwear, namely, tops, bottoms, golf shirts, jackets, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, shorts, jackets and sports jerseys; headwear, hats, caps, beanies and visors; wristbands

CHINA	25	5269088			Filing receipt received and sent to client on 08/15/2006.
310 Combo (Elongated)		04/06/2006
Footwear, clothing, swimsuits, rainwear, socks, ties, belts, headwear, scarves and gloves

2

310 GLOBAL BRANDS, INC.
STATUS REPORT OF LIVE U.S. AND FOREIGN TRADEMARK APPLICATIONS /
OPPOSITION PROCEEDINGS
HANDLED BY CONNOLLY BOVE LODGE & HUTZ LLP

		SER. NO. &	REG. NO. &	§§ 8 & 15
COUNTRY	IC	FILING DATE	DATE	DUE DATE	STATUS
JAPAN 310 Combo (Elongated)	1, 3, 4, 9, 12, 14, 18, 25, 37	108056/2004 11/26/2004	4881973 07/22/2005		REGISTERED. Renewal due 07/22/2015.

Chemical motor oil additives and detergents; glazing and coating agents; automobile cleaners, wax, polishes, soaps; compact disc cases; eyeglasses and sunglasses; automobile video systems; automobile audio systems; automobile radios and apparatus; telephones, wheels, tires, automobile bodies; automobile bumpers; automobile seat cushions; automobile windshield sunshades; automobile parts and fittings made of plastic; license plate frames and holders; watches; handbags, tote bags, wallets, duffel bags, briefcases, backpacks, luggage, umbrellas and leather key chains; footwear and clothing items; automobile and truck maintenance, conversion, customization and accessory installation services; automobile cleaning and car washing; automobile waxing, polishing and interior cleaning; automobile repair and maintenance; automobile undercoat ing services; automotive refinishing

U.S.A. 310 Combo (Vertical) Footwear	25	78/455266 07/22/2004	2,995,182 09/13/2005	09/13/2011	REGISTERED. Renewal due 09/13/2015.

3

310 GLOBAL BRANDS, INC.
STATUS REPORT OF LIVE U.S. AND FOREIGN TRADEMARK APPLICATIONS /
OPPOSITION PROCEEDINGS
HANDLED BY CONNOLLY BOVE LODGE & HUTZ LLP

		SER. NO. &	REG. NO. &	§§ 8 & 15
COUNTRY	IC	FILING DATE	DATE	DUE DATE	STATUS
U.S.A. 310 MOTORING Key chains; footwear and clothing	6, 20, 25	76/497623 03/17/2003	3,329,835 11/06/2007	11/06/2013	REGISTERED. Renewal due 11/06/2017. Assigned to 310 Global Brands, Inc.

U.S.A. 310 MOTORING Bags	18	77/231992 07/17/2007	3,398,107 03/18/2008	03/18/2014	REGISTERED. Renewal due 03/18/2018.

BRAZIL 310 MOTORING Footwear; clothing and outerwear, namely, tops, bottoms, golf shirts, dresses, jumpers, cardigans, suits, overcoats, overalls, trousers, jackets, singlets, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, shorts, beachwear, swimsuits, blouses, pullovers, sports jerseys, scarves and gloves; rainwear, rain gear, namely, rain boots, rain coats, rain jackets, rain suits and rain hats; lingerie and underwear; socks, ties, bow ties and belts; headwear, hats, caps, beanies and visors; wristbands	25	827120877 01/13/2005	827120877 09/25/2007		REGISTERED. Awaiting Certificate of Registration.

BULGARIA 310 MOTORING Footwear and apparel	25	85194 03/07/2006	62650 12/21/2007		REGISTERED. Renewal due 03/07/2016. Application filed in the name of SKECHERS U.S.A., Inc. II.

4

310 GLOBAL BRANDS, INC.
STATUS REPORT OF LIVE U.S. AND FOREIGN TRADEMARK APPLICATIONS /
OPPOSITION PROCEEDINGS
HANDLED BY CONNOLLY BOVE LODGE & HUTZ LLP

		SER. NO. &	REG. NO. &	§§ 8 & 15
COUNTRY	IC	FILING DATE	DATE	DUE DATE	STATUS
CANADA 310 MOTORING Footwear; clothing and outerwear	25 (no official classes in Canada)	1,305,961 06/20/2006			Published 01/14/2009; monitoring status.

CHILE 310 MOTORING Footwear; clothing and outerwear, namely, tops, bottoms, golf shirts, dresses, jumpers, cardigans, suits, overcoats, overalls, trousers, jackets, singlets, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, shorts, beachwear, swimsuits, blouses, pullovers, sports jerseys, scarves and gloves; rainwear, rain gear, namely, rain boots, rain coats, rain jackets, rain suits and rain hats; lingerie and underwear; socks, ties, bow ties and belts; headwear, hats, caps, beanies and visors; wristbands	25	676.744 02/16/2005	729.991 07/26/2005		REGISTERED. Renewal due 07/26/2015.

CHINA 310 MOTORING Footwear, clothing, swimsuits, rainwear, socks, ties, belts, headwear. scarves and gloves	25	5269087 04/06/2006			Filing Receipt received and sent to client on 08/15/2006.

5

310 GLOBAL BRANDS, INC.
STATUS REPORT OF LIVE U.S. AND FOREIGN TRADEMARK APPLICATIONS /
OPPOSITION PROCEEDINGS
HANDLED BY CONNOLLY BOVE LODGE & HUTZ LLP

		SER. NO. &	REG. NO. &	§§ 8 & 15
COUNTRY	IC	FILING DATE	DATE	DUE DATE	STATUS
COLOMBIA 310 MOTORING Footwear; clothing and outerwear, namely, tops, bottoms, golf shirts, dresses, jumpers, cardigans, suits, overcoats, overalls, trousers, jackets, singlets, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, shorts, beachwear, swimsuits, blouses, pullovers, sports jerseys, scarves and gloves; rainwear, rain gear, namely, rain boots, rain coats, rain jackets, rain suits and rain hats; lingerie and underwear; socks, ties, bow ties and belts; headwear, hats, caps, beanies and visors; wristbands	25	05.015.809 02/21/2005	304.379 09/22/2005		REGISTERED. Renewal due 09/22/2015.

EUROPEAN UNION 310 MOTORING Automotive products; automobile components, eyewear, watches, bags, footwear and clothing	3, 9, 12,14, 18, 25	003366028 09/17/2003	003366028 03/17/2005		REGISTERED. Renewal due 09/17/2013. CTM application filed in name of 310 Global Brands, Inc. (priority claimed). “Coatings in the nature of automobile finishing” in Class 3 withdrawn from application pursuant to agreement with Motul S.A.

6

310 GLOBAL BRANDS, INC.
STATUS REPORT OF LIVE U.S. AND FOREIGN TRADEMARK APPLICATIONS /
OPPOSITION PROCEEDINGS
HANDLED BY CONNOLLY BOVE LODGE & HUTZ LLP

		SER. NO. &	REG. NO. &	§§ 8 & 15
COUNTRY	IC	FILING DATE	DATE	DUE DATE	STATUS
KOREA 310 MOTORING Footwear; clothing and outerwear, namely, tops, bottoms, golf shirts, dresses, jumpers, cardigans, suits, overcoats, overalls, trousers, jackets, singlets, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, shorts, beachwear, swimsuits, blouses, pullovers, sports jerseys, scarves and gloves; rainwear, rain gear, namely, rain boots, rain coats, rain jackets, rain suits and rain hats; lingerie and underwear; socks, ties, bow ties and belts; headwear, hats, caps, beanies and visors; wristbands	25	2005-39653 08/25/2005	734436 01/06/2008		REGISTERED. Renewal due 01/16/2018.

PANAMA 310 MOTORING Footwear; clothing and outerwear, namely, tops, bottoms, golf shirts, dresses, jumpers, cardigans, suits, overcoats, overalls, trousers, jackets, singlets, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, shorts, beachwear, swimsuits, blouses, pullovers, sports jerseys, scarves and gloves; rainwear, rain gear, namely, rain boots, rain coats, rain jackets, rain suits and rain hats; lingerie and underwear; socks, ties, bow ties and belts; headwear, hats, caps, beanies and visors; wristbands	25	140899-01 02/25/2005	104899-01 07/14/2005		REGISTERED. Renewal due 02/25/2015.

7

310 GLOBAL BRANDS, INC.
STATUS REPORT OF LIVE U.S. AND FOREIGN TRADEMARK APPLICATIONS /
OPPOSITION PROCEEDINGS
HANDLED BY CONNOLLY BOVE LODGE & HUTZ LLP

		SER. NO. &	REG. NO. &	§§ 8 & 15
COUNTRY	IC	FILING DATE	DATE	DUE DATE	STATUS
VENEZUELA 310 MOTORING Footwear; clothing and outerwear, namely, tops, bottoms, golf shirts, dresses, jumpers, cardigans, suits, overcoats, overalls, trousers, jackets, singlets, knit shirts, sport shirts, sweat shirts, t-shirts, pants, sweaters, shorts, beachwear, swimsuits, blouses, pullovers, sports jerseys, scarves and gloves; rainwear, rain gear, namely, rain boots, rain coats, rain jackets, rain suits and rain hats; lingerie and underwear; socks, ties, bow ties and belts; headwear, hats, caps, beanies and visors; wristbands	25	05/2919 02/22/2005			Application filed 02/22/2005. Filing Receipt received. Opposition filed by owners of 310 and MOTORING marks in Venezuela; 310 Global Brands has filed reply and is submitting supplemental evidence in an attempt to show international renown of mark.

EUROPEAN UNION 310 RACING Automotive products; automobile components, eyewear, watches, bags, footwear and clothing	3, 9, 12, 14, 18, 25	003366036 09/17/2003	003366036 02/04/2005		REGISTERED. Renewal due 09/17/2013. CTM application filed in name of 310 Global Brands, Inc. (priority claimed). “Coatings in the nature of automobile finishing” in Class 3 withdrawn from application pursuant to agreement with Motul S.A.

JAPAN THE GAME BY 310 & Design Footwear and apparel	25	33941/2006 04/13/2006	4997764 10/20/2006		REGISTERED. Renewal due 10/20/2016.

GUATEMALA Opposition Proceeding re 310 MOTORING	25	06007017 08/18/2006			Application for 310 MOTORING filed by Masofi. Opposition filed 12/26/2006.

8

310 GLOBAL BRANDS, INC.
STATUS REPORT OF LIVE U.S. AND FOREIGN TRADEMARK APPLICATIONS /
OPPOSITION PROCEEDINGS
HANDLED BY CONNOLLY BOVE LODGE & HUTZ LLP

		SER. NO. &	REG. NO. &	§§ 8 & 15
COUNTRY	IC	FILING DATE	DATE	DUE DATE	STATUS
U.S.A. Possible Cancellation Proceeding re D3 10 PRODUCE BY DESCENTS	18, 25	79/003573 02/19/2004	3,567,798 01/27/2009		Application for D310 PRODUCE BY DESCENTE filed by Descente, Ltd.

EUROPEAN UNION Possible Opposition Proceeding re TRES-DIEZ 3:10?	18, 25, 35	007436967 12/03/2008			Application for TRES-DIEZ 3:10? filed by Jose Antonio Anton Parreño, Jose Luis Anton Parreño and Maria Asunción Anton Parreño.

9

SKECHERS U.S.A., INC. II
U.S. Status Report for the mark
4 WHEELERS
(and related marks)
08/19/03 — Phil requested we discontinue prosecution of all of the files for 4 WHEELERS and 4
WHEELERS BY SKECHERS.
**01/14/03 — Amy requested we immediately discontinue prosecution on all 4 WHEELERS trademarks for the United States in class 25.**
**11/21/02 — Phil requested we immediately discontinue prosecution/ any work on all 4 WHEELERS trademarks for the United States in class 28.**
** 11/21/02 — Phil requested we proceed with foreign applications unless they involve a substantial amount of fees and costs. **

			App. No.	Registration No.	§8 & §15
Country	Docket	Class	Filing Date	Issue Date	Due	Status
USTM	13102	28	76/352,707 12/26/2001	2,677,251 01/21/2003	01/21/09	REGISTRATION RENEWAL DUE 01/21/2013
4-W						03/12/03 — Sent registration to Skechers and informed them that pursuant to their request in their letter dated November 21, 2002, we will not calendar the renewal of this registration.

						Class 28 — Roller skates.

USTM (DIV.)	13104	25	75/982,144 01/09/2002	2,661,258 12/17/2002	12/17/08	REGISTRATION RENEWAL DUE 12/17/2012
4-W						Class 25 — Footwear.

Schedule 4.15
Deposit Accounts and Securities Accounts

				Retail Bank Info
Bank	Account Holder	Account Name	Route #	Account #	Address	Phone	Signer

Bank of America	Skechers U.S.A., Inc.	SKECHERS USA, INC.	122000661 510000855	14578-01856	675 Anton Blvd. 2nd FL Costa Mesa, CA 92626 Contact: Sarah Singh	714-850-6536	D.Weinberg

JP Morgan Chase Bank	Skechers U.S.A., Inc.	SKECHERS USA, INC.	021000021	777-116669	1999 Avenue of the Stars 27th FL, CA2-1951 Los Angeles, CA 90067 Contact: Sharon Mayreis	310-860-7202	D.Weinberg

Bank of Hawall	Skechers U.S.A., Inc.	SKECHERS USA INC 28	121301028	0080-525117	94-817 Lumiaina St. Waipahu, HI 96797	888-643-3888	D.Weinberg

First Citizens	Skechers U.S.A., Inc.	SKECHERS USA INC 42	053100300	007411211950	18 Lake Concord Rd. Concord, NC 28025	888-323-4732	D.Weinberg

Wachovia Bank	Skechers U.S.A., Inc.	SKECHERS USA Wire	021200025 031201467	2000005469440	1525 West W.T. Harris Blvd. Charlotte, NC 28288	800-566-3862	D.Weinberg

Sun Trust	Skechers U.S.A., Inc.	SKECHERS USA INC #49	061000104	0766766224350	7677 Dr. Phillips Blvd. Orlando, FL 32819	407-354-1398	D.Weinberg

TD Banknorth	Skechers U.S.A., Inc.	SKECHERS USA INC 11	021201503	4243536880	260 Route 32 Central Valley, NY 10917	800-482-5465	D.Weinberg

Citizen’s Bank	Skechers U.S.A., Inc.	SKECHERS USA INC #52	036076150	610164-909-5	195 Franklin Blvd. Philadelphia, PA 19154 contact: Louis Kaelin	212-553-1862 800-862-6200	D.Weinberg

Banco Popular (P.R.)	Skechers U.S.A., Inc.	SKECHERS USA, INC #78	021502011	119041030	BPPR Plaza Rial Canovanas CLAVE -507 P.O. Box 362708 San Jaun, PR 0936-2708 contact: Norma Vazquez	787-876-2030	D.Weinberg

Chase Bank (IL)	Skechers U.S.A., Inc.	SKECHERS USA INC	511101029	1115001668000	K-311 Woodfield Mall Schaumberg, IL 60173 contact: Mary Beth Baldridge	847-240-6475	D.Weinberg

Highland Bank	Skechers U.S.A., Inc.	SKECHERS USA INC #92	091916378	8002010	322 West Market Bloomington, MN. 55425	877-457-1305	D.Weinberg

First Bank of Colorado	Skechers U.S.A., Inc.	SKECHERS USA. INC #75	107005047	9195550653	10403 W.Colfax Ave Lakewood, CO 80215	303-232-2000	D.Weinberg

National City	Skechers U.S.A., Inc.	SKECHERS US 111 Savings	043000122 50014607	658933683	201 S. Broad St. Grove City, PA 16127	724-458-9250	D.Weinberg

HSBC	Skechers U.S.A., Inc.	SKECHERS USA INC 112	021001088	143711962	630 Old Country Rd Garden City, NY 11530	516-742-5501	D.Weinberg

Regions Bank	Skechers U.S.A., Inc.	SKECHERS USA Wire	063210112 062000019	0036208566	91 Old Highway 98 Destin, FL 32550 Contact: Jamie Plummer	850-833-8258 850-837-9537fax	D.Weinberg

BB&T	Skechers U.S.A., Inc.	SKECHERS USA INC	061113415	5146958968	136 Hwy 400 S. Dawsonville, GA 30534	706-216-5050	D.Weinberg

Southern Community	Skechers U.S.A., Inc.	SKECHERS USA INC	061119875	27896	4970 Bill Gardner Parkway Locust Grove, GA 30248	770-460-3818	D.Weinberg

Central Bank of Lake of the Ozarks	Skechers U.S.A., Inc.	SKECHERS USA INC Wire	081509070 086500634	095561	3848 Hwy 54 Osage Beach, MO 65065 Contact: Dawn Arnold	573-348-2761	D.Weinberg

Marshall & Isley Bank	Skechers U.S.A., Inc.	SKECHERS USA, INC.	075000051	0038112162	31 Meadow View Dr.	608-253-8425	F. Schneider

				Retail Bank Info
Bank	Account Holder	Account Name	Route #	Account #	Address	Phone	Singer

Compass Bank	Skechers U.S.A., Inc.	SKECHERS USA, INC.	114909013	51311828	500 S.Missouri Weslaco, Texas 78596 Contact: Joann Freeman	956-969-6262 959-969-1078fax	F.Schneider

Walls Fargo	Skechers U.S.A., Inc.	SKECHERS USA, INC.	543300393 112000066	2704166442	222 N. Kansas St. El Paso, TX 79901	915-546-4570	F.Schneider

Security National Bank	Skechers U.S.A., Inc.	SKECHERS USA INC	42207308	1200121118630	2 South Main Street Jeffersonville, OH 43128	740-426-6384 740-426-6385	F.Schneider

M & T Bank	Skechers U.S.A., Inc.	SKECHERS USA INC	52000113	9850075566	10721 Fariway Lane Hagerstown, MD 21740	301-790-0901	F.Schneider

MainSource Bank	Skechers U.S.A., Inc.	SKECHERS USA INC	74903308	5440830	3880 W. Presidential Way P.O. Box 38 Edinburgh, IN 46124	812-526-0551	F.Schneider

Credit Card Processing				Customer #

Fifth Third Bank	Skechers U.S.A., Inc.	SKECHERS USA, INC		C 70538804	38 Fountain Square Plaza 10909A Cincinnati, OH 45263 Contact: Amber Riley	877-744-5300

Bank of America	Skechers U.S.A., Inc.	SKECHERS USA INC		430132313568011	675 Anton Blvd. 2nd Floor Costa Mesa, CA 92626	B2B Merchant service acct

				Corporate Bank Info
Bank	Account Holder	Account Name	Route #	Account #	Address	Description

Bank of America	Skechers U.S.A., Inc.	SKECHERS USA INC		1457901483	675 Anton Blvd. 2nd Floor Costa Mesa, CA 92626	Disbursement acct

Bank of America	Skechers By Mail, Inc.	Skechers By Mail		1457602620	675 Anton Blvd. 2nd Floor Costa Mesa, CA 92626	Depository

Bank of America	Skechers U.S.A., Inc.	SKECHERS USA INC		1457202462	1655 Grant St BldgA-10th Floor Concord, CA 94520	Payroll

Bank of America	Skechers U.S.A., Inc. II	Skechers II		1457903086	675 Anton Blvd. 2nd Floor Costa Mesa, CA 92626	Customs Disbursements

			Securities Account Info
Investment Firm	Account Holder	Account Name	Route #	Account #	Address	Description

Bank of America Securities LLC	Skechers U.S.A., Inc.	SKECHERS USA INC		24901320	333 S. Hope St., 23rd Floor Los Angeles, CA 90071

Bank of America, N.A.	Skechers U.S.A., Inc.	SKECHERS USA INC		408493	333 S. Hope St., 23rd Floor Los Angeles, CA 90071

Wachovia Securities	Skechers U.S.A., Inc.	SKECHERS USA INC		5889-0707	620 Coolidge Dr., Suite 300 Folsom, CA 95630

Schedule 4.17
Material Contracts
1.	Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

2.	Amendment No. 1 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

3.	Amendment No. 2 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

4.	Amendment No. 3 to Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan of Skechers U.S.A., Inc.

5.	2006 Annual Incentive Compensation Plan of Skechers U.S.A., Inc.

6.	2007 Incentive Award Plan of Skechers U.S.A., Inc.

7.	Form of Restricted Stock Agreement under 2007 Incentive Award Plan of Skechers U.S.A., Inc.

8.	2008 Employee Stock Purchase Plan of Skechers U.S.A., Inc.

9.	Indemnification Agreement dated June 7, 1999 between Skechers U.S.A., Inc. and its directors and executive officers.

10.	Registration Rights Agreement dated June 9, 1999, between Skechers U.S.A., Inc., the Greenberg Family Trust and Michael Greenberg.

11.	Tax Indemnification Agreement dated June 8, 1999, between Skechers U.S.A., Inc. and certain shareholders.

12.	Promissory Note, dated December 27, 2000, between Skechers U.S.A., Inc. and Washington Mutual Bank, FA, for the purchase of property located at 225 South Sepulveda Boulevard, Manhattan Beach, California.

13.	Loan Agreement, dated December 21, 2000, between Yale Investments, LLC, and MONY Life Insurance Company, for the purchase of property located at 1670 South Champagne Avenue, Ontario, California.

14.	Promissory Note, dated December 21, 2000, between Yale Investments, LLC, and MONY Life Insurance Company, for the purchase of property located at 1670 Champagne Avenue, Ontario, California.

15.	Agreement dated August 25, 2005 between Duncan Investments, LLC, a wholly owned subsidiary of Skechers U.S.A., Inc., and Morley Construction Company regarding 330 South Sepulveda Boulevard, Manhattan Beach, California.

16.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1661 South Vintage Avenue, Ontario, California.

17.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

18.	Second Amendment to Lease Agreement, dated December 10, 2007, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

19.	Third Amendment to Lease Agreement, dated January 29, 2009, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 1661 South Vintage Avenue, Ontario, California.

20.	Lease Agreement, dated November 21, 1997, between Skechers U.S.A., Inc. and The Prudential Insurance Company of America, regarding 1777 South Vintage Avenue, Ontario, California.

21.	First Amendment to Lease Agreement, dated April 26, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.

22.	Second Amendment to Lease Agreement, dated May 14, 2002, between Skechers U.S.A., Inc. and Cabot Industrial Properties, L.P., regarding 1777 South Vintage Avenue, Ontario, California.

23.	Third Amendment to Lease Agreement, dated May 7, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

24.	Fourth Amendment to Lease Agreement, dated November 10, 2007, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

25.	Fifth Amendment to Lease Agreement, dated November 20, 2008, between Skechers U.S.A., Inc. and CLP Industrial Properties, LLC, regarding 1777 South Vintage Avenue, Ontario, California.

26.	Lease Agreement, dated April 10, 2001, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

27.	First Amendment to Lease Agreement, dated October 22, 2003, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

28.	Second Amendment to Lease Agreement, dated April 21, 2006, between Skechers U.S.A., Inc. and ProLogis California I LLC, regarding 4100 East Mission Boulevard, Ontario, California.

29.	Lease Agreement, dated February 8, 2002, between Skechers International, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium II SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.

30.	Lease Agreement dated September 25, 2007 between Skechers U.S.A., Inc. and HF Logistics I, LLC, regarding distribution facility in Moreno Valley, California.

31.	Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center II in Liege, Belgium.

32.	Addendum to Lease Agreement dated May 20, 2008 between Skechers EDC SPRL, a subsidiary of Skechers U.S.A., Inc., and ProLogis Belgium III SPRL, regarding ProLogis Park Liege Distribution Center I in Liege, Belgium.

33.	Lease Agreement dated May 9, 2007 between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

34.	First Amendment to Lease Agreement, dated December 28, 2007, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

35.	Second Amendment to Lease Agreement, dated August 4, 2008, between Skechers U.S.A., Inc. and ASB Blatteis Powell Street, LLC, regarding 200 Powell Street, San Francisco, California.

36.	Lease Agreement dated August 13, 2007 between Skechers U.S.A., Inc. and Thor Palmer House Retail LLC regarding 17 East Monroe Street, Chicago, Illinois.

37.	Lease Agreement dated June 20, 2008 between Skechers U.S.A., Inc. and KLCH Associates regarding 140 West 34th Street, New York, New York.

38.	Lease Agreement dated May 23, 2003 between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.

39.	Amendment to Lease Agreement, dated January 14, 2009, between Skechers USA Limited, a wholly owned subsidiary of Skechers U.S.A., Inc., and The Trafford Centre Limited regarding 153 Regent Crescent, London, United Kingdom.

40.	Purchase Order dated June 23, 2009 from Skechers U.S.A., Inc. to WEI West, Inc. for approximately $80.7 million regarding material handling system and engineering services for new distribution center, of which approximately $45.3 million in payables remains outstanding.

41.	License Agreement dated April 7, 2003 between Ecko.Complex, LLC dba Ecko Unltd., Skechers U.S.A., Inc. II and Skechers International II

42.	License Agreement dated December 5, 2005 between Zoo York, LLC, Skechers U.S.A., Inc. II and Skechers S.a.r.l.

43.	License Agreement dated August 2007 between bebe stores, inc., Skechers U.S.A., Inc. and Skechers U.S.A., Inc. II.

44.	Buying Agency Agreement dated June 1, 2006 between Skechers U.S.A., Inc. II and Skechers Holdings Jersey Limited.

45.	Cost Sharing Agreement dated July 1, 2001 between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II and Skechers International II.

46.	First Amendment to Cost Sharing Agreement, dated January 1, 2005, between Skechers U.S.A., Inc., Skechers U.S.A., Inc. II, Skechers International II and Skechers USA Canada, Inc.

47.	Skechers International II Partnership Agreement dated June 29, 2001 by Skechers U.S.A., Inc.

Schedule 4.19
Indebtedness

Amount
Outstanding
Indebtedness	as of 5/31/09

Washington Mutual	9,195,477
Borrower is Skechers U.S.A., Inc. re 225 S. Sepulveda Blvd. that matures on 1/1/11

Capmark	7,095,091
Borrower is Yale Investments, LLC re 1670 Champagne Avenue that matures on 1/1/11

HSBC	1,272,736
Skechers China, Ltd. is the Borrower under a revolving line of credit with no maturity date

Capital Leases

Operating lease (Skechers U.S.A. is lessee; K.W. Global, Inc. is lessor) of warehouse located at 295 Brea Canyon Road in Industry, CA that was capitalized as part of acquisition of Punkrose. Lease expires on 6/30/10	235,619

Skechers Do Brasil Calcados Ltda — Auto lease payments	14,012

Total Indebtedness	17,812,934

Intercompany Advances	42,297,952

Net Intercompany Advance balance due to Loan Parties from Subsidiaries of Loan Parties that are not Loan Parties

Schedule 4.30(a)
Third Party Locations of Inventory and Equipment
The following third party facility is where inventory of Skechers U.S.A., Inc. is located:
Automated Distribution Systems
34 Commerce Drive, Gaffney, SC 29340-4506

Schedule 4.30(b)
Locations of Inventory and Equipment
Domestic warehouse locations
The following warehouse locations are all leased by Skechers U.S.A., Inc. from third parties with the exception of 1670 Champagne Avenue, which is leased from Yale Investments, LLC.
1.	4100 East Mission Blvd., Ontario, CA 91761

2.	1670 Champagne Ave., Ontario, CA 91761

3.	1661 S. Vintage Ave., Ontario, CA 91761

4.	1777 S. Vintage Ave., Ontario, CA 91761

5.	2120 S. Archibald Ave., Ontario, CA 91761
Domestic retail store locations
See attached list of domestic stores, which includes three stores (nos. 243, 274 and 286) that are expected to open within the next three months. All of the domestic retail store locations are leased by Skechers U.S.A., Inc.

SKECHERS Domestic Store Listing

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

1	C	2,200	Manhattan Beach	1121 Manhattan Ave	Manhattan Beach	CA	90266	310.318.3116	310.408.2946	6/1/95	2/15/10
2	WHS	10,140	Gardena	19000 S. Vermont Avenue	Gardena	CA	90248	310.327.4600	310.327.6274	9/1/95	8/31/10
4R	OTL	4,490	Camarillo Promenade	620 Ventura Blvd., #1311	Camarillo	CA	93010	805.388.1029	805.388.9603	4/23/09	1/31/20
5	C	1,531	Galleria at South Bay	1815 Hawthorne Blvd. Space #112	Redondo Beach	CA	90278	310.370.7769	310.370.0490	6/1/96	6/30/16
6	OTL	2,768	Ontario Mills Outlet Mall	1 Mills Circle, Space #202	Ontario	CA	91764	909.484.8733	909.484.8526	11/1/96	1/31/17
7	OTL	2,376	Gilroy Premium Outlets	8300 Arroyo Circle, Space #B050	Gilroy	CA	95020	408.847.8485	408.847.6686	3/28/97	3/31/17
9	C	3,422	Sunvalley Mall	129B Sunvalley Mall, Space #E206	Concord	CA	94520	925.691.5877	925.691.6878	7/1/97	1/31/11
10R	OTL	4,001	Arizona Mills	5000 Arizona Mills Circle, Space #250	Tempe	AZ	85282	480.755.7888	480.756.1261	6/28/07	4/30/17
11	OTL	2,300	Woodbury Common Premium Outlets	877 Grapevine Court	Central Valley	NY	10917	846.928.1469	846.928.1466	3/27/98	1/31/19
12	C	1,562	Garden State Plaza	1 Garden State Plaza, #1230	Paramus	NJ	07662	201.291.4128	201.291.4134	8/15/97	1/31/18
16R	OTL	6,000	Tanger Outlet. Riverhead II	Long Island Expressway, Exit 73 Tanger Drive, Space #1209	Riverhead	NY	11801	631.369.5526	631.369.3906	8/7/03	1/31/13
18R	C	3,106	Beverly Center	8500 Beverly Blvd., Space #643	Los Angeles	CA	90048	310.652.6185	310.652.5037	4/30/03	1/31/13
19	OTL	3,197	Milpitas Mills	498 Great Mall Drive	Milpitas	CA	95035	408.719.8155	408.719.8265	4/1/98	4/30/10
21R	C	2,019	Irvine Spectrum	71 Fortune Drive, Space #852	Irvine	CA	92618	949.450.0994	949.460.0996	5/1/08	4/30/18
22	C	2,093	The Block at Orange	20 City Blvd. J3, Space #312	Orange	CA	92868	714.978.2951	714.939.6979	11/19/98	1/31/19

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

23	WHS	11,000	Tarzana	18143 Ventura Blvd.	Tarzana	CA	91356	818.345.1024	818.345.0662	5/1/98	1/31/13
25	OTL	3,000	Wrentham Village Premium Outlets	1 Premium Outlets Blvd., #165	Wrentham	MA	02093	508.384.8001	508.384.1418	5/22/98	5/31/15
26	WHS	5,600	Anaheim	1195 N. State College Blvd.	Anaheim	CA	92806	714.958.2477	714.956.2506	8/1/98	7/31/13
27	WHS	9,110	Van Nuys	6426 Van Nuys Blvd.	Van Nuys	CA	91401	818.989.2189	818.989.2171	6/1/98	8/25/13
28	OTL	1,898	Waikele Premium Outlets	94-792 Lumaina Street, Bldg. 2, #213	Walpahu	HI	96797	808.680.9711	808.680.9239	7/23/98	7/31/15
29R	C	1,972	Bridgewater Commons	400 Commons Way, Space #3475	Bridgewater	NJ	08807	908.686.5808	908.252.1779	11/21/08	9/30/18
30	OTL	3,166	Fashion Outlets	32100 Las Vegas Blvd., Space #432	Primm	NV	89019	702.874.1890	702.874.1895	7/15/98	1/31/19
31R	C	3,194	The Oaks	332 W. Hillcrest Drive, Space #L005	Thousand Oaks	CA	91360	805.557.0166	805.557.0266	6/27/08	6/30/18
32	C	1,995	Bayside Marketplace	401 Biscayne Blvd, Space #2250	Miami	FL	33132	305.358.3583	305.358.8790	10/1/98	7/31/09
36	OTL	2,970	Dolphin Mall	11401 N.W. 12th Street, Space #121	Miami	FL	33172	305.591.2667	305.591.3017	3/3/01	2/28/19
38	C	1,982	Glendale Galleria	2234 Glendale Galleria	Glendale	CA	91210	818.543.0741	818.543.0744	9/1/98	1/31/11
40	WHS	7,100	San Diego	4475 Mission Blvd., Space #A	San Diego	CA	92109	858.581.6010	858.581.6222	12/1/98	1/31/12
41	OTL	4,073	Katy Mills	28500 Katy Freeway, Space #671	Katy	TX	77494	281.644.6500	281.644.6501	10/28/99	1/31/10
42	OTL	3,846	Concord Mills	8111 Concord Mills Blvd., Space #694	Concord	NC	28027	704.979.8333	704.979.8330	9/16/99	1/31/18
43	C	4,261	Universal City Walk	1000 Universal Center Dr., Space #V118	Universal City	CA	91608	818.762.9688	818.762.9317	3/25/00	3/16/15
44	WHS	10,317	Norwalk	11033 E. Rosecrans Blvd., Space #A	Norwaik	CA	90650	562.868.7747	562.868.6647	4/1/99	4/22/10
45	WHS	10,400	El Monte	12017 E. Garvey Avenue, Space #A	ElMonte	CA	91733	626.454.3600	626.454.3657	10/1/99	10/31/09

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

46	OTL	2,914	Jersey Gardens Metro Mall	651 Kapkowski Blvd., Space #2061	Elizabeth	NJ	07201	908.820.8825	908.820.8826	12/4/99	1/31/10
47	OTL	3,682	Opry Mills	428 Opry Mills Drive, #230	Nashville	TN	37214	615.514.6700	615.514.6701	5/14/00	1/31/11
48	C	4,724	New York	140 W. 34th Street	New York	NY	10001	646.473.0490	646.473.0491	6/4/00	6/30/17
49	OTL	3,817	Orlando Premium Outlets	8200 Vlneland Ave., Space #1229	Orlando	FL	32821	407.477.0029	407.477.0031	6/8/00	6/30/10
50	OTL	4,272	Arundel Mills	7000 Arundel Mills Circle	Hanover	MD	21076	443.755.8888	443.755.8885	11/17/00	1/31/11
51	OTL	9,000	Las Americas	4345 Camino de la Plaza, #330	San Diego	CA	92173	619.934.7340	619.934.7342	11/15/01	11/30/13
52	OTL	3,800	Franklin Mills	1701 Franklin Mills Circle, #202	Philadelphia	PA	19154	215.501.0710	215.501.0713	7/26/01	1/31/12
53	OTL	2,011	Desert Hills Premium Outlets	48400 Seminole Drive, #408	Cabazon	CA	92230	961.922.9301	951.922.0852	6/29/00	5/31/15
54	WHS	8,932	Westheimer Square Center	6518 Westheimer Road	Houston	TX	77057	713.977.1174	713.977.1386	8/2/02	1/31/13
55	OTL	2,389	Folsom Premium Outlets	13000 Folsom Blvd., #1215	Folsom	CA	96630	916.608.2209	916.608.2216	8/17/00	7/31/10
56	WHS	9,595	Huntington Park	6202 Pacific Blvd.	Huntington Park	CA	90255	323.582.3293	323.582.0523	2/10/01	2/28/11
57	WHS	12,000	Halleah	3301 W. Okeechobee Road	Hlaleah	FL	33012	305.817.1970	305.817.1969	11/19/00	1/31/11
58	WHS	7,200	San Francisco	2600 Mission Street	San Francisco	CA	94110	415.401.6211	415.401.6215	12/17/00	12/31/10
59	WHS	10,000	Houston	8460 Gulf Freeway	Houston	TX	77017	713.847.9327	713.847.9236	12/17/00	6/30/11
60	WHS	12,669	Leon Valley	5751 N.W. Loop 410	Leon	TX	78238	210.256.2160	210.256.2161	2/8/01	12/31/10
61	WHS	10,400	The Edgewood Center	422 S. Azusa Avenue	Azusa	CA	91702	626.812.0693	626.815.2553	6/23/02	5/31/12
63	OTL	3,783	Grapevine Mills	3000 Grapevine Mills Pkwy, Space #G	Grapevine	TX	76051	972.539.3117	972.539.8422	6/10/01	1/31/17
64	WHS	10,000	San Antonio	903 S.W. Military Drive	San Antonio	TX	78221	210.927.7864	210.927.7830	6/26/01	6/26/11

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

65	WHS	8,645	Long Beach	2550 Long Beach Blvd.	Long Beach	CA	90806	562.490.2504	562.490.2505	6/15/01	6/30/11
66	WHS	9,900	Waterford Lakes Town Center	517 N. Alafaya Trail	Oriando	FL	32828	407.207.1239	407.207.2136	3/22/01	3/31/11
67	OTL	3,389	Discover Mills	5900 Sugarloaf Parkway, #225	Lawrenceville	GA	30043	678.847.5155	678.847.5157	11/2/01	1/31/12
68	WHS	7,910	Snapper Creek	7174-7186 S.W. 117th Avo.	Miami	FL	33183	305.270.1792	305.270.8506	3/24/01	9/30/12
69	WHS	9,863	Miami Gateway	805.825 N.W. 167th Street	Miami	FL	33169	305.627.0535	305.627.0636	7/26/01	1/31/12
70	C	3,858	Woodfield Mall	G.308 Woodfield Shopping Center	Schaumburg	IL	60173	847.413.0211	847.413.0234	11/1/01	1/31/11
71	C	3,200	The Shops at Willow Bend	6121 West Park Blvd., Space #B116	Piano	TX	75093	469.366.0149	469.366.0151	8/3/01	1/31/11
76	OTL	3,583	Colorado Mills	14500 W. Colfax Avenue, # 259	Lakewood	CO	80401	720.497.0141	720.497.0143	11/14/02	1/31/13
77	C	3,750	Third Street Promenade	1343 3rd Street Promenade	Santa Monica	CA	90401	310.899.0151	310.899.9840	8/17/01	5/31/11
78	OTL	5,282	Belz Canovanas	18400 State Rd. #3, Space #051	Canovanas	PR	00729	787.886.0505	787.886.0515	8/16/01	8/31/11
79	OTL	6,000	Las Vegas Outlet Center	7400 Las Vegas Blvd., South, #241	Las Vegas	NV	89123	702.492.0592	702.492.0594	7/25/01	7/31/11
80	OTL	3,500	Tanger Outlet. San Marcos	4015 Interstate 35 South, #1070	San Marcos	TX	78666	512.363.4045	512.353.4012	7/14/01	7/31/11
81	C	1,800	Partridge Creek	17420 Hall Road, #142	Clinton Township	Ml	48038	586.226.0804	586.228.0809	10/18/07	1/31/17
82	OTL	4,585	Tanger Outlet. Lancaster	201 Stanley K. Tanger Blvd.	Lancaster	PA	17602	717.393.2997	717.393.4791	11/21/01	11/30/11
83	WHS	9,666	Los Angeles	5191 Whittler Boulevard	Los Angeles	CA	90022	323.264.4700	323.264.4746	12/19/01	12/31/11
84	WHS	13,305	El Cerrlto	5805 Cutting Blvd.	El Cerrito	CA	94530	510.235.1123	510.236.1218	9/20/01	4/30/13
86	OTL	3,500	Tanger Outlet Center. Kittery II	360 US Route 1, Unit 101	Kittery	ME	03904	207.439.0566	207.439.3049	6/20/03	5/31/13
87	C	2,400	Twelve Oaks	27500 Novi Road, #126	Novi	Ml	48377	248.380.7020	248.380.7224	9/28/07	1/31/17

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

88	OTL	6,000	Queens Place	88.01 Queens Blvd., Space #121	Queens Center	NY	11373	718.699.2773	718.699.0683	11/2/01	9/30/11
89	OTL	3,510	Sun Valley Factory Shoppes	7051 S. Desert Blvd., #A-145	Canutillo	TX	79835	915.877.2002	915.877.2086	10/10/07	10/31/12
90	C	2,995	The Plaza at the King of Prussia	160 North Gulph Road, Suite 2057	King of Prussia	PA	19406	610.337.7366	610.337.7822	11/15/01	3/31/16
91	WHS	10,512	Fresno	86 E. Shaw Avenue	Fresno	CA	93710	559.221.0399	559.221.0699	5/3/02	5/31/12
92	C	3,707	Mall of America	214 North Garden	Bloomington	MN	55425	952.854.3000	952.854.8515	7/19/02	7/31/12
93	OTL	3,414	Carisbad Premium Outlets	5610 Paseo Del None, #105	Carisbad	CA	92008	760.918.0040	760.918.0057	6/16/02	6/31/12
94	OTL	3,500	Tanger Outlet Center Wisconsin Dells	210 Gasser Road, Suite #1030	Baraboo	Wl	53913	608.253.2024	608.253.2025	7/28/06	7/31/11
95	C	3,019	Florida Mall	8001 S. Orange Blossom Trail, #312	Oriando	FL	32809	407.851.0900	407.851.6773	8/22/02	1/31/13
96	OTL	4,527	Tanger Outlet, Myrtle Beach	10827 Kings Road, Space #895	N. Myrtle Beach	SC	29672	843.449.7473	843.449.6684	6/28/02	6/30/12
97	WHS	8,000	Washington Square	4801 W. North Ave.	Chicago	IL	60639	773.489.9901	773.489.9902	3/13/03	5/31/13
99	OTL	4,550	Steinway Street	31.01 Stelnway Street	Astoria	NY	11103	718.204.0040	718.204.2583	4/11/02	1/31/12
100	C	6,372	Times Square, Reuters Building	3 Times Square	New York	NY	10036	212.869.9550	212.869.9548	1/11/03	8/31/12
102	WHS	8,000	El Paso	6100 Montana Avenue, Suite A	El Paso	TX	79925	915.774.0002	915.774.0026	3/6/03	4/30/13
103	C	2,781	Houston Galleria II	5085 Westhelmer, Suite B3615	Houston	TX	77056	713.623.8660	713.623.0784	6/27/03	1/31/14
104	C	3,165	Tyson’s Comer	1961 Chain Bridge Rd. Space # D12L	McLean	VA	22102	703.790.5520	703.790.5542	10/4/02	10/31/12
107	C	3,247	Ala Moana Shopping Center	1450 Ala Moana Blvd, #2033	Honolulu	HI	96814	808.941.0660	808.941.0664	10/4/02	1/31/12
111	OTL	3,000	Prime Outlets at Grove City	Grove City Factory Shops #1020 1911 Leesburg-Grove City Road	Grovo City	PA	16127	724.748.3547	724.748.4674	11/14/02	11/30/12

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

112	C	2,846	Roosevelt Fields	630 Old Country Road, #1064	Garden City	NY	11530	616.873.7267	516.873.8029	1/13/03	1/31/13
113	WHS	7,200	McLendon Plaza	10255 N. Freeway #F	Houston	TX	77037	281.999.5796	281.999.0317	5/1/03	4/30/14
114	OTL	3,155	Las Vegas Premium Outlet	905 S. Grand Central Parkway, #1720	Las Vegas	NV	89106	702.383.4061	702.383.4063	8/1/03	7/31/13
116	C	2,500	Town Center at Boca Raton	6000 Glades Rd. #1131	Boca Raton	FL	33431	561.368.1622	561.368.1760	2/13/03	2/28/13
119	WHS	11,260	Southgate Mall	4260 Florin Rd., Unit B103	Sacramento	CA	95823	916.424.8763	916.424.8744	6/20/03	4/30/13
120	WHS	10,251	Pavilions at San Mateo	4900 Cutler Ave. NE Space #E1	Albuquerque	NM	87110	505.884.1191	505.884.8077	5/29/03	5/31/13
121	OTL	3,894	Tanger Outlet Center Five Oaks	1645 Parkway, #1390	Sevlerville	TN	37862	865.453.9911	865.453.9916	8/14/03	7/31/13
122	WHS	8,196	Pine Trail Square Mall	1951 A North Military Trail	West Palm Beach	FL	33409	561.681.6831	561.681.6841	8/7/03	8/31/13
123	OTL	3,200	Jackson Outlet Village	537 Monmouth Road, Suite 116A, Space 142	Jackson	NJ	08527	732.928.3636	732.928.6906	11/20/03	5/31/13
124	OTL	3,000	St. Augustine Outlet Center	2700 State Road 16, #813	St. Augustine	FL	32092	904.819.9376	904.819.9381	7/17/03	7/31/13
125	OTL	3,718	Carolina Premium Outlets	1025 Industrial Park Drive, #740	Smithfield	NC	27577	919.989.2133	919.989.3014	6/21/03	6/30/13
126	C	2,486	Fashion Show Las Vegas	3200 Las Vegas Boulevard, South, #1240	Las Vegas	NV	89109	702.696.9905	702.696.1247	11/15/03	1/31/14
129	WHS	8,624	Clearwater Mall	2663 Gulf To Bay Blvd., #910	Clearwater	FL	33759	727.791.4048	727.726.6092	10/30/03	10/31/13
130	OTL	3,500	Tanger Outlet Center Charleston	4840 Tanger Outlet Blvd., #501	Charleston	SC	29418	843.554.8175	843.554.8177	8/4/06	8/31/11
132	WHS	5,512	Aurora City Place	130 S. Abilene St., SM.3	Aurora	CO	80012	303.344.5767	303.367.2552	7/24/03	7/31/13
133	C	2,553	The Corner Mall	417 Washington St.	Boston	MA	02108	617.423.0412	617.423.2875	9/25/03	7/31/13
134	WHS	6,150	Dale Mabry	3804 W. Linebaugh Ave., UPS SHIPMENTS: Use ZIP Code 33624	Tampa	FL	33618-8702	813.265.9133	813.960.9385	11/3/03	10/31/13
135	OTL	3,065	Fashion Outlets of Niagara	1900 Military Dr., #12	Niagara Falls	NY	14304	716.297.5464	716.297.4275	7/31/03	7/31/13

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

139	OTL	3,380	Silver Sands Factory Stores	10676 Emerald Coast Parkway West, #139	Destin	FL	32550	850.650.0387	850.650.0951	7/2/03	7/31/13
140	WHS	8,891	North Creek Plaza	7901 San Dario Avenue, Unit A	Lardeo	TX	78045	956.796.1531	956.729.1862	3/1/07	2/29/12
141	OTL	3,399	Potomac Mills	2700 Potomac Mills Circle, # 555	Prince William	VA	22192	703.490.5546	703.490.5760	5/28/04	1/31/15
142	OTL	3,748	Sawgrass Mills	12801 West Sunrise Blvd., # 539	Sunrise	FL	33323	954.838.9337	954.838.0162	7/23/04	1/31/15
143	OTL	3,159	St. Louis Mills	5555 St. Louis Mills Blvd., # 532	Hazelwood	MO	63042	314.227.5868	314.227.5870	5/21/04	1/31/15
144	OTL	3,287	Jersey Shore Premium Outlets	1 Premium Outlets Blvd., #221	Tinton Falls	NJ	07753	732.695.1919	732.695.1994	11/13/08	1/31/14
145	OTL	3,214	Seattle Premium Outlets	10800 Qull Ceda Blvd. Suite 715	Tulallp	WA	98271	360.716.3886	360.716.3888	5/5/05	6/31/10
146	OTL	3,500	Tanger Outlet Center Foley	2601 S McKenzie St, #488	Foley	AL	36635	251-943-9101	251-943-9104	11/18/05	11/30/10
147	OTL	4,000	Rehoboth I Tanger Outlets	35000 Midway Outlet Drive, #204	Rehoboth Beach	DE	19971	302.644.6834	302.844.6836	7/1/05	6/30/10
148	OTL	4,000	Locust Grove Tanger Outlet Center	1000 Tanger Drive, Suite 624	Locust Grove	GA	30248	770.288.2011	770.288.2016	8/19/05	8/31/10
149	OTL	3,380	Great Lakes Crossing	Store Address: 4000 Baldwin Road, Shipping Address: 4544 Baldwin Road	Auburn Hills	MI	48326	248.972.0807	248.972.0829	6/8/05	1/31/15
150	OTL	2,498	North Georgia Premium Outlets	800 Highway 400 South Suite 1050	Dawsonville	GA	30534	706.216.1262	706.216.1362	7/15/05	7/31/10
151	OTL	3,168	Clinton Crossing Premium Outlets	20-A Killlngworth Turnpike Suite 410	Clinton	CT	06413	860.664.3833	860.664.3848	8/4/05	7/31/15
152	C	3,045	Bellevue Square	575 Bellevue Square, Suite 240	Bellevue	WA	98004	425.688.7601	425.688.7606	7/29/05	6/30/15
153	OTL	3,350	Tilton	120 Laconia Road, Space # 306	Tilton	NH	03276-5238	603.286.1247	603.286.9314	8/19/05	8/31/10
154	OTL	3,320	Round Rock Premium Outlets	4401 North IH-35, Suite #729	Round Rock	TX	78664	512.869.3090	512.819.9080	8/3/06	8/31/11
155	C	2,700	Gaslamp - SoHo Lab	480 5th Avenue, Spaces 2-110 and 2-111	San Diego	CA	92101	619.238.0912	619.238.4749	6/29/06	8/31/16

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

156	C	1,995	Burbank Collection	152 E. Palm Avenue, Space 214	Burbank	CA	91502	818.624.2106	818.624.2408	2/26/09	1/31/19
157	OTL	3,569	Branson Tanger Outlet Center	300 Tanger Boulevard, Space 501	Branson	MO	65616	417.339.1304	417.339.1308	8/31/06	8/31/10
158	C	2,012	The Pler at Ceasars	One Atlantic Ocean Suite BW-236	Atlantic City	NJ	08401	609.345.7980	609.449.0369	10/19/06	12/31/16
159	C	2,370	Westfield Topanga Plaza	6600 Topanga Canyon Blvd. Suite 43A	Canoga Park	CA	91303	818.887.1827	818.887.5740	3/1/07	6/30/17
160	C	2,360	Vegas Town Square	6605 South Las Vegas Blvd., Space N-139	Las Vegas	NV	89119	702.361.8958	702.407.8463	11/14/07	11/30/17
161	C	2,456	North Park Center	2112 NorthPark Center	Dallas	TX	75225	214.360.9303	214.360.9609	4/7/06	4/30/16
162	OTL	4,250	Rio Grande Outlet Center	5001 East Expressway 83, Suite #712	Mercedes	TX	78570	956.565.2011	956.565.2034	11/2/06	11/30/11
163	OTL	3,600	Park City Factory Outlets -Tanger	6699 North Landmark Dr.	Park City	UT	84098	435.655.3912	435.655.3917	1/20/06	1/31/11
164	OTL	3,075	Osage Beach Premium Outlets	4540 Highway 54 Space Q1	Osage Beach	MO	65065	573.348.1883	573.348.4425	5/19/06	5/31/11
165	C	2,531	Hollywood & Highland Center	6801 Hollywood Boulevard, Suite B3-326B	Hollywood	CA	90028	323.382.0108	323.382.0124	6/28/06	4/30/16
166	C	2,700	Summit Sierra	13985 S Virginia St. Space 803	Reno	NV	89511	775.853.3330	775.853.3371	10/4/06	10/31/16
167	C	1,803	Del Amo Fashion Center	3 Del Amo Fashion Center Space 83	Torrance	CA	90503	310.793.2474	310.793.2484	9/14/06	1/31/17
168	C	2,465	Tempe Market Place	2000 E. Rio Salado Parkway, #1074	Tempe	AZ	85281	480.966.2663	480.966.2664	8/23/07	8/31/17
169	C	2,708	Queens Center Mall	90-15 Queens Blvd, Space 2008	Elmhurst	NY	11373	718.592.4073	718.592.2418	7/20/06	1/31/17
170	C	2,322	Woodbridge Center	2335 Woodbridge Center	Woodbridge	NJ	07095	732.726.0920	732.726.0938	8/30/06	1/31/17
172	OTL	3,515	Atlantic City Outlets	121 N. Arkansas, Space #316	Atlantic City	NJ	08401	609.344.2850	609.344.2852	8/30/07	7/31/17
173	OTL	3,500	Prime Orlando	4967 International Dr., Suite 3A-4.1	Orlando	FL	32819	407.345.8922	407.345.8924	8/11/07	8/31/17

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

174	C	2,500	Cherry Creek	3000 East First Ave. Space #134	Denver	CO	80206	303.333.1864	303.333.1871	9/28/06	1/31/16
175	C	2,247	International Plaza	2223 N. West Shore Blvd., #184	Tampa	FL	33607	813.871.5970	813.871.5973	10/5/06	1/31/16
176	C	2,483	Promenade Shops at Dos Lagos	2785 Cabot Drive, Space 7-145	Corona	CA	92883	951.277.0484	951.277.1265	1/18/07	1/31/17
177	C	2,587	Arrowhead Towne Center	7700 West Arrowhead Towne Center, #1061	Phoenix	AZ	85308	623.979.9040	623.979.9626	10/11/06	10/31/16
178	C	2,184	Tyrone Square	6901 22nd Avenue North, Space 492A	St. Petersburg	FL	33710	727.345.1061	727.345.3630	12/7/06	1/31/17
179	OTL	3,500	Albertville Premium Outlets	6415 Labeaux Ave NE Space B230	Albertville	MN	55301	763.488.1556	763.488.1557	9/21/06	9/30/11
180	C	2,359	Northshore Mall	210 Andover St. #E125	Peabody	MA	01960	978.531.7019	978.531.7046	4/24/08	1/31/19
181	C	1,735	Mall at Rockingham	99 Rockingham Park Blvd., #E-159	Salem	NH	03079	603.893.1697	603.893.2348	1/10/07	1/31/17
182	C	2,000	Mall of New Hampshire	1500 S. Willow Street, #S-165	Manchester	NH	03103	603.629.9647	603.629.9659	11/29/06	1/31/17
183	C	1,858	Solomon Pond	601 Donald Lynch Blvd., #S-132	Marlborough	MA	01752	508.481.8042	508.481.8627	1/17/07	1/31/17
184	C	2,009	Anaheim Gardenwalk	321 West Katella Ave., #143	Anaheim	CA	92808	714.533.9621	714.533.3779	5/29/08	5/31/18
185	OTL	3,066	Hilton Head Factory Outlet Center	1414 Fording Island Road, #A130	Bluffton	SC	29910	843.837.2344	843.837.2347	3/16/07	3/31/12
186	OTL	3,500	Gonzales Outlet Center	2210 S. Tanger Blvd., #206	Gonzales	LA	70737	225.644.4555	225.644.3248	11/20/07	11/30/12
187	OTL	3,500	Tanger Outlet Center, Washington, PA	2200 Tanger Blvd., Space #701	Washington	PA	15301	724.228.8823	724.228.8826	8/29/08	8/31/13
188	WHS	7,087	Valley Plaza Shopping Center	1523 West Main Street, Suite A	El Centro	CA	92243	760.353.8873	760.353.5911	12/7/06	12/31/16
189	C	2,499	Freehold Raceway Mall	3710 Route 9, Space # G-220	Freehold	NJ	07728	732.625.1451	732.625.1456	2/21/07	12/31/16
190	OTL	3,000	Chicago Premium Outlets	1650 Premium Outlets Blvd., #207	Aurora	IL	60502	630.236.1118	630.238.1120	6/21/07	4/30/17
192	OTL	3,300	Prime Outlets at Pleasant Prairie	11211 120th Ave., #579	Pleasant Prairie	Wl	53158	262.857.9260	262.857.9470	3/22/07	3/31/17

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

193	C	1,820	Barton Creek Square	2901 Capital of Texas Highway, #N01C	Austin	TX	78746	512.732.1882	512.732.1821	8/23/07	1/31/18
194	C	1,909	Pheasant Lane Mall	310 Daniel Webster Highway, #W267A	Nashua	NH	03060	603.891.1031	603.891.1045	4/5/07	1/31/18
195	C	2,412	Edison Mall	4125 Cleveland Ave., #1470B	Fort Myers	FL	33901	239.939.4911	239.939.2633	5/24/07	1/31/18
196	OTL	3,000	Leesburg Corner Premium Outlets	241 Fort Evans Road, NE, #1233	Leesburg	VA	20176	703.779.2650	703.779.8497	5/17/07	4/30/17
197	OTL	3,497	Philadelphia Premium Outlets	18 Lightcap Road, #1071	Pottstown	PA	19464	610.326.9733	610.326.9735	11/8/07	11/30/12
198	OTL	3,500	Tanger Outlet Center Barstow	2796 Tanger Way, #350	Barstow	CA	92311	760.253.3707	760.253.3708	12/13/07	12/31/12
199	C	1,992	Arden Fair	1689 Arden Way, #2042	Sacramento	CA	95815	916.926.0980	916.926.8122	5/24/07	5/31/17
200	C	2,658	Aventura Mall	19575 Biscayne Blvd., #1323	Aventura	FL	33180	305.682.8221	305.931.0588	6/28/07	3/31/17
201	C	2,414	Northgate Mall	401 NE Northgate Way, #533C	Seattle	WA	98125	206.362.2930	206.362.3866	10/30/07	1/31/18
202	C	2,000	The Shops at Mission Vlejo	555 The Shops at Mission vlejo, #934B	Mission Vlejo	CA	92691	949.365.1256	949.365.0734	8/15/07	1/31/18
203	C	2,559	Plaza Bonita	3030 Bonlta Plaza Road, #2276	National City	CA	91950	619.267.8053	619.267.2384	7/1/08	1/31/19
204	C	2,259	South Park Center	500 Southpark Center Drive, #HL68	Strongsville	OH	44136	440.238.6617	440.238.6533	5/24/07	1/31/18
206	C	1,986	Great Northern Mall	4954 Great Northern Mall Blvd., #802	North Olmstead	OH	44070	440.734.3465	440.734.3630	8/16/07	1/31/18
208	OTL	2,750	North Bend Factory Stores	461 South Fork Ave., #421A1	North Bend	WA	98045	425.888.8860	425.888.8863	5/24/07	5/31/17
209	OTL	2,426	Factory Store at Camarillo Outlet	740 E. Ventura Blvd., #512	Camarillo	CA	93010	805.389.7424	805.389.7430	6/21/07	6/30/17
210	C	2,527	Dadeland Mall	7535 Dadeland Mall, #3030	Miami	FL	33165	786.268.1088	786.268.1168	8/9/07	1/31/18
211	C	2,003	Clelo Vista Mall	8401 Gateway Blvd. West, G04A	El Paso	TX	79925	915.781.7765	916.781.7765	5/8/08	1/31/19
212	WHS	8,998	Hillside Plaza	725 Broadway (Route 1 South)	Saugus	MA	01906	781.231.1000	781.231.1162	10/16/07	8/31/17

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

213	WHS	6,000	Pacific Town Center	850 W. Hammer Lane	Stockton	CA	95210	209.952.4519	209.952.5861	9/22/07	8/31/12
215	C	2,310	Annapolis Mall	2002 Annapolis Mall, #1225	Annapolis	MD	21401	410.573.9229	410.573.9433	11/1/07	1/31/18
216	C	2,707	Altamonte Mall	451 Altamonte Ave., #1341	Altamonte Springs	FL	32701	407.332.7362	407.332.7908	5/15/08	1/31/19
217	C	2,186	Riverchase Galleria	3000 Riverchase Galleria, #286	Hoover	AL	35244	205.560.0695	205.560.0697	10/21/07	1/31/18
218	C	2,164	North Point Mall	1000 North Point Circle, #2032	Alpharetta	GA	30022	770.667.2263	770.667.2071	11/15/07	1/31/18
219	C	2,384	Augusta Mall	3450 Wrightsboro Road, #2510	Augusta	GA	30909	706.736.1070	706.736.1072	10/19/07	1/31/18
220	C	2,080	Meadowood Mall	5000 Meadowood Mall Circle, #C104	Reno	NV	89502	775.828.9400	776.828.9403	3/13/08	1/31/18
221	C	1,897	Chandler Fashion Center	3111 W. Chandler Blvd., #2436	Chandler	AZ	86226	480.963.8600	480.963.8610	11/8/07	11/30/17
222	C	7,800	San Francisco	200 Powell Street	San Francisco	CA	94102	415.986.7044	415.986.7056	10/16/08	10/31/18
223	WHS	7,102	Baldridge Commons	350 N. Dysart Road, Suites 205, 207,208, & 209	Goodyear	AZ	86338	623.932.2027	623.932.3770	4/17/08	1/31/13
224	OTL	3,200	Houston Premium Outlets	29300 Hempstead Road, #0861	Cypress	TX	77433	281.758.1830	281.758.1639	3/27/08	1/31/14
225	C	2,569	Perimeter Mall	4400 Ashford-Dunwoody Rd., #1035	Atlanta	GA	30346	770.396.4221	770.396.4082	4/3/08	1/31/19
226	C	2,002	The Oaks Mall Florida	6215 Newberry Road, Space #H6	Gainesville	FL	32605	352.332.2473	352.332.2708	9/18/08	1/31/19
227	C	2,500	Pembroke Lakes Mall	11401 Pines Blvd., Space #426	Pembroke Pines	FL	33026	954.447.1449	954.447.1491	6/13/09	1/31/20
228	C	2,174	Coastland Center	1900 North Tamlami Trail, Space #H6	Naples	FL	34102	239.261.3449	239.262.2692	6/12/08	1/31/19
229	C	3,035	The Palmer House Hilton Retail Development	17 East Monroe St., Space #S-6	Chicago	IL	60603	312.346.2302	312.346.2387	5/1/08	4/30/23
230	C	2,623	Westfield Southcenter	816 Southcenter Mall, Space #1140	Tukwila	WA	98188	206.246.2459	206.246.0662	7/25/08	1/31/19
231	OTL	3,500	Prime Outlets Williamsburg	5555 Richmond Rd., Space #G140	Williamsburg	VA	23188	757.220.3813	757.220.4824	4/17/08	4/30/18

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

232	OTL	3,500	Prime Outlets Puerto Rico	1 Prime Outlets Blvd., Space #520	Barceloneta	PR	00617	787.970.0134	787.970.0136	11/14/08	11/30/18
233	OTL	3,542	Prime Outlets Hagerstown	495 Prime Outlets Blvd., Space #565	Hagerstown	MD	21740	240.420.0050	240.420.0052	3/13/09	3/31/19
235	OTL	3,195	Prime Outlets Birch Run	12240 South Beyer Rd., Space #V011	Birch Run	Ml	48415	989.624.9336	989.524.9526	4/10/08	4/30/18
236	C	2,500	Westgate City Center	9404 W. Westgate Blvd., Space #C107	Glendale	AZ	85305	623.772.1717	623.772.1919	1/18/08	1/31/18
237	C	2,694	SanTan Village	2174 East Williams Field Road, #538	Gilbert	AZ	85296	480.857.2442	480.857.8227	3/27/08	3/31/18
238	C	2,660	Greenwood Park Mall	1261 U.S. Highway 31 N, #C08C	Greenwood	IN	46142	317.885.9470	317.885.9471	4/17/08	1/31/19
239	C	2,600	The Avenues	10300 Southside Blvd., #1090A	Jacksonville	FL	32256	904.363.2838	904.363.2928	5/22/08	1/31/19
241	C	3028 Ground Floor 1728 Basement 1300	Union Square	15 Union Square West, Space C	New York	NY	10003	212.647.8891	212.647.8893	12/6/08	4/30/19
242	C	2,300	Westfield Galleria at Roseville	1151 Galleria Blvd., Space 2085	Roseville	CA	95678	916.782.1404	916.782.1462	n/a	n/a
243	OTL	3,500	Preferred Outlets at Tulare	1407 Retherford St., Space K-040	Tulare	CA	83274	n/a		Sept. 2009	n/a
247	OTL	3,384	The Legends at Sparks Marina	1475 East Lincoln Way, #D138	Sparks	NV	89434	775.358.4082	775.368.7528	6/18/09	1/31/20
248	OTL	3,361	Lighthouse Place Premium Outlets	601 Wabash St., Space #G030	Michigan City	IN	46360	219.878.0525	219.878.0527	8/28/08	1/31/19
249	OTL	3,927	The Crossings Factory Outlets	1000 Route 511, Space #D04	Tanneraville	PA	18372	570.629.4210	570.629.5017	9/25/08	1/31/19
251	OTL	3,000	Tanger Factory Outlets at Commerce	800 Steven B Tanger Blvd., Space #1210	Commerce	GA	30529	706.336.8471	706.336,8483	4/24/09	4/30/14
252	OTL	3,727	Tanger Factory Outlets at Myrtle Beach Hwy 501	4633 Factory Stores Blvd., Space #C170	Myrtle Beach	SC	29579	843.236.8085	843.236.8550	9/4/08	9/30/13
255	OTL	3,154	Prime Outlets Jeffersonville	8000 Factory Shops Blvd., Space #620	Jeffersonville	OH	43128	740.948.2048	740.948.2036	9/4/08	9/30/18
257	WHS	6,000	Nellis Plaza	306 N.Nellis Blvd., #105	Las Vegas	NV	89110	702.437.7676	702.437.7141	11/28/08	1/31/14
258	C	2,312	Tucson Mall	4500 N. Oracle Road, Space #217	Tucson	AZ	85705	520.293.2365	520.293.2257	3/20/09	3/31/19

STORE NO.	STORE TYPE	SQ.FT.	LOCATION NAME	ADDRESS	CITY	STATE	ZIP	PHONE	FAX	OPEN DATE	EXP. DATE

259	C	2,500	Lincoln Road	730 Lincoln Road	Miami	FL	33139	305.673.9601	306.673.9605	n/a	3/31/18
260	C	3,252	Natlck Collection	1245 Worcester Street, Space #4066	Natlck	MA	01760	508.651.0569	508.6514174	11/26/08	10/31/18
261	C	2,227	Park Meadows	8405 Park Meadows Center Dr, Space #1170	Lone Tree	CO	80124	720.873.2800	720.873.2819	11/13/08	11/30/18
262	OTL	3,679	Prime Outlets Gaffney	1 Factory Shops Blvd., Space #440	Gaffney	SC	29341	864.487.9635	864.487.9537	3/13/09	3/31/18
263	OTL	3,780	The Shoppes at Prime Outlets International - Orlando	5269 International Dr., Space #C	Orlando	FL	32819	407.351.2902	407.351.2964	2/13/09	2/28/14
264	OTL	3,000	Tanger Outlets Howell	1475 N. Burkhart Road, Space #H120	Howell	Ml	48855	517.646.5715	617.545.6717	3/19/09	3/31/14
266	OTL	3,500	Edinburgh Premium Outlets	11741 North Executive Drive, Space #B85	Edinburgh	IN	46124	812.526.5044	812.526.6147	3/27/09	1/31/20
267	OTL	3,000	Allen Premium Outlets	820 West Stacy Road, Space #410	Allen	TX	75013	972.908.2322	972.906.2392	5/22/09	12/31/09
268	OTL	3,607	Citadel Outlets	100 Citadel Drive, Space #426	Commerce	CA	90040	323.832.9884	323.832.9870	6/22/09	5/31/19
269	OTL	2,850	Vacaville Premium Outlets	321 Nut Tree Road, Space #131H	Vacaville	CA	95687	707.451.3768	707.451.3786	5/22/09	1/31/20
274	OTL	3,200	Cincinnati Premium Outlets	127 Premium Outlets Drive, #619	Monroe	OH	45050	n/a		August 2009	n/a
285	OTL	3,769	Gumee Mills	6170 West Grand Avenue, Space #589	Gumee	IL	60031	847.856.6123	847.856.8013	6/5/09	n/a
286	OTL	3,506	The Outlets at Zlon	350 North Red Cliffs Drive, Space #25	St. George	UT	84790	n/a		July 2009	n/a
511	cart	n/a	Fashion Valley Mall cart	7007 Friars Road	San Diego	CA	92108	619.220.0357		6/10/09	10/31/09
520	cart	40	Fashion Show Las Vegas cart	3200 Las Vegas Boulevard, South	Las Vegas	NV	89109	702.785.0125		5/15/09	10/31/09
521	temp	2,975	Plaza El Segundo	750 S. Sepulveda Blvd.	El Segundo	CA	90245	310.416.9840	310.416.9672	6/5/09	4/30/10
523	cart	54	Century City Mall cart	1801 Avenue of the Stars, #R019Z	Los Angeles	CA	90067	310.203.9687		6/10/09	10/31/09

Schedule 5.1
     Deliver to Agent, with sufficient copies for the Lenders, each of the financial statements, reports, or other items set forth below at the following times in form reasonably satisfactory to Agent:

as soon as available, but in any event within 30 days (or, in the case of any month that is also the end of a fiscal quarter, 45 days) after the end of each month during each of Parent’s fiscal years,	(a) an unaudited consolidated and consolidating balance sheet, income statement, and statement of cash flow (which statements of cash flow are not required to be prepared in accordance with GAAP) covering Parent’s and its Subsidiaries’ operations for such period and for the period commencing at the end of the immediately preceding fiscal year and ending with the end of such month, and a report comparing the figures in such financial statements with the figures in Parent’s Projections for the corresponding periods and the figures for the corresponding periods of the immediately preceding fiscal year, and

(b) a Compliance Certificate.

as soon as available, but in any event within 90 days after the end of each of Parent’s fiscal years,	(c) consolidated and consolidating financial statements of Parent and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (including any (i) “going concern” or like qualification or exception, (ii) qualification or exception as to the scope of such audit, or (iii) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7 of the Agreement), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management), and

(d) a Compliance Certificate.

as soon as available, but in any event within 30 days prior to the start of each of Parent’s fiscal years,	(e) copies of Parent’s Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its Permitted Discretion, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Parent as being such officer’s good faith estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby.

if and when filed or provided,	(f) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports filed by Parent,

(g) any other filings made by Parent or any Borrower with the SEC, and

(h) any other information that is provided by Parent to its shareholders generally.

promptly, but in any event within 5 days after a Borrower has Knowledge of any event or condition that constitutes a Default or an Event of Default,	(i) notice of such event or condition and a statement of the curative action that the Borrowers propose to take with respect thereto.

promptly after the commencement thereof, but in any event within 5 days after the service of process with respect thereto on Parent or any of its Subsidiaries,	(j) notice of all actions, suits, or proceedings brought by or against Parent or any of its Subsidiaries before any Governmental Authority which reasonably could be expected to result in a Material Adverse Change.

upon the request of Agent,	(k) any other information reasonably requested relating to the financial condition of Parent or its Subsidiaries.

Schedule 5.2
     Provide Agent (and if so requested by Agent, with sufficient copies for the Lenders) with each of the documents set forth below at the following times in form reasonably satisfactory to Agent:

Monthly (no later than the 10th day of each month); provided that upon the occurrence and during the continuance of any Financial Covenant Period, weekly (no later than the 5th Business Day of each week)
(a) an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records,

(b) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to Parent’s and its Subsidiaries’ Accounts, and

(c) Inventory system/perpetual reports specifying the cost and the wholesale market value of Parent’s and its Subsidiaries’ Inventory, by category, with additional detail showing additions to and deletions therefrom (delivered electronically in an acceptable format, if the Borrowers have implemented electronic reporting).

(d) a Borrowing Base Certificate.

Monthly (no later than the 10th day of each month)	(e) a detailed report regarding (i) any unpaid freight charges, warehousing or storage costs, taxes, duties and other similar unpaid costs associated with Eligible In-Transit Inventory of any Borrower, (ii) any other amounts that are payable to a landlord, lessor, bailee, or customs broker with respect to any Inventory of any Borrower or other Collateral located or stored at a premises that is owned or operated by any of the foregoing persons and (iii) and any reclamation claims of unpaid sellers of any Borrower’s Inventory, in the case of each of clauses (i), (ii), and (iii), to the extent such amounts are more than 30 days past due.

(f) a detailed aging, by total, of the Borrowers’ Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if the Borrowers have implemented electronic reporting).

(g) a detailed calculation of those Accounts that are not eligible for the Borrowing Base, if the Borrowers have not implemented electronic reporting.

(h) a detailed Inventory system/perpetual report together with a reconciliation to the Borrowers’ general ledger accounts (delivered electronically in an acceptable format, if the Borrowers have implemented electronic reporting).

(i) a detailed calculation of Inventory categories that are not eligible for the Borrowing Base, if the Borrowers have not implemented electronic reporting.

(j) a summary aging, by vendor, of Parent’s and its Subsidiaries’ accounts payable, accrued expenses and any book overdraft (delivered electronically in an acceptable format, if the Borrowers have implemented electronic reporting), together with a reconciliation to the general ledger and supporting documentation for any reconciling items noted.

(k) an aging, by vendor, of any held checks.

(l) a detailed report regarding Parent’s and its Subsidiaries’ cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash.

(m) a monthly Account roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of the Borrowers’ general ledger.

(n) a reconciliation of Accounts, trade accounts payable, and Inventory of the Borrowers’ general ledger accounts to its monthly financial statements including any book reserves related to each category.

(o) a report regarding advances and intercompany loans owed by Parent’s Subsidiaries that are not Loan Parties to any Borrower.

(p) evidence of Parent’s and its Subsidiaries’ payment of all taxes due and payable, including all accrued, but unpaid, ad valorem and real estate taxes.

(q) a report regarding the Parent’s and its Subsidiaries’ accrued, but unpaid, ad valorem and real estate taxes.

(r) a detailed report regarding deemed dividend tax liability, if applicable, for Parent and its Subsidiaries.

Quarterly (no later than 45 days after the end of each of fiscal quarter)	(s) a list of all Material Contracts entered into by Parent or any of its Subsidiaries since the Closing Date (or the last such quarterly report delivered to Agent), together with copies of each such Material Contract, together with an updated Schedule 4.17 to the Agreement reflecting any updates thereto.

(t) a list of all registered material trademarks, trade names, copyrights, patents, and material licenses acquired by Parent or any of its Subsidiaries since the Closing Date (or the last such quarterly report delivered to Agent), together with an updated Schedule 4.13 to the Agreement reflecting any updates thereto.

(u) an updated listing of all the Loan Parties’ owned or operated retail store locations, together with a description of all closings of Loan Party owned or operated retail store locations during the immediately preceding fiscal quarter.

Annually (no later than 30 days before the start of each of Parent’s fiscal years)	(v) a detailed list of Parent’s and its Subsidiaries’ wholesale customers, with address and contact information.

Promptly, in no event later than 3 Business Days after execution, receipt or delivery thereof	(w) copies of any notices regarding termination, expiration, material defaults or claimed violations that Parent or any of its Subsidiaries executes or receives in connection with any Material Contract.

Upon request by Agent	(x) copies of purchase orders and invoices for Inventory and Equipment acquired by Parent or its Subsidiaries, and

(y) such other reports as to the Collateral or the financial condition of Parent and its Subsidiaries, as Agent may reasonably request.

(z) copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of an amount determined in the sole discretion of Agent, from time to time.

Schedule 6.6
Nature of Business
Skechers U.S.A., Inc. and its Subsidiaries (collectively, the “Company”) designs and markets Skechers-branded contemporary footwear for men, women and children under several unique lines. The Company’s footwear reflects a combination of style, quality and value that appeals to a broad range of consumers. In addition to Skechers-branded lines, the Company also offers several uniquely branded designer, fashion and street-focused footwear lines for men, women and children. These lines are branded and marketed separately from Skechers and appeal to specific audiences. The Company’s brands are sold through department stores, specialty stores, athletic retailers, and boutiques as well as catalog and Internet retailers. Along with wholesale distribution, the Company’s footwear is available at its e-commerce website and its own retail stores. The Company also selectively licenses the Skechers brand name and its product line names to licensees who manufacture, distribute and market non-footwear products, including but not limited to, men’s, women’s and children’s apparel and accessories.

Schedule 6.12

Transactions with Affiliates
Transactions involving provisions of hotel services, from time to time, between the Borrowers or their Subsidiaries, and the Shade Hotel or the Manhattan Inn Operating Company, LLC, an Affiliate of the Borrowers.
Transactions between and among Subsidiaries of Parent that are not Loan Parties.
Transactions under and pursuant to that certain Buying Agent Agreement dated as of June 1, 2006 between Skechers U.S.A., Inc. II and Skechers Holdings Jersey Limited (Trustee of the Skechers China Business Trust), as such agreement may be amended from time to time; provided that any amendment increasing the percentage for the calculation of the fees payable thereunder may not be effected without the prior written consent of Agent.
Transactions under and pursuant to that certain Cost Sharing Agreement by and among Skechers U.S.A., Inc., Skechers U.S.A., Inc. II, Skechers USA Canada, Inc. and Skechers International II, as such agreement may be amended from time to time; provided that any amendment changing the basis upon which the cost sharing contemplated thereunder is effected may not be effected without the prior written consent of Agent.
Management and administrative services arrangements under and pursuant to which management fees are payable to the Loan Parties from Subsidiaries of Parent that are not Loan Parties.
Sales of products in the ordinary course of business by Loan Parties to Subsidiaries of Parent that are not Loan Parties at prices supported by the annual transfer pricing studies prepared by the Borrowers.
Expense reimbursements by and among the Borrowers and their Subsidiaries purposed to allocate such expenses to the party otherwise primarily benefiting from the event giving rise to the expense and responsible for defraying such expenses.
Inventory transfers at no less than the cost of such inventory by and among the Borrowers and their Subsidiaries purposed for the distribution of such inventory to align with regional demand for product.
Transactions between and among Skechers U.S.A., Inc., Skechers International, and Skechers International II under and pursuant to that certain Skechers International II Partnership Agreement by and among Skechers U.S.A., Inc., Skechers International Limited, and Skechers International II, as such agreement may be amended from time to time so long as any such amendment is not materially adverse to the interests of the Lenders.